UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22201

Direxion Shares ETF Trust
(Exact name of registrant as specified in charter)

1301 Avenue of the Americas (6th Ave.), 28th Floor

New York, NY 10019
(Address of principal executive offices) (Zip code)

1301 Avenue of the Americas (6th Ave.), 28th Floor

New York, NY 10019
(Name and address of agent for service)

1-800-851-0511

Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2021

Date of reporting period: April 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

DIREXION SHARES ETF TRUST

SEMI–ANNUAL REPORT APRIL 30, 2021

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  www.direxioninvestments.com

STRATEGIC WEIGHT ETFS

Direxion Auspice Broad Commodity Strategy ETF (Consolidated)

Direxion Connected Consumer ETF

Direxion Dynamic Hedge ETF

Direxion Fallen Knives ETF

Direxion Flight to Safety Strategy ETF (Consolidated)

Direxion High Growth ETF

Direxion Hydrogen ETF

Direxion Moonshot Innovators ETF

Direxion MSCI USA ESG – Leaders vs. Laggards ETF

Direxion NASDAQ-100® Equal Weighted Index Shares

Direxion S&P 500® High minus Low Quality ETF

Direxion Work From Home ETF

Direxion World Without Waste ETF

RELATIVE WEIGHT ETFS

Direxion Russell 1000® Growth Over Value ETF

Direxion Russell 1000® Value Over Growth ETF

You can find a Fund's prospectus, reports to shareholders, and other information about the Fund online at http://www.direxioninvestments.com/regulatory-documents. You can also get this information at no cost by calling (800) 851-0511 or by sending an email request to info@direxionfunds.com.

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from your financial intermediary such as a broker-dealer or bank. Instead, annual and semi-annual shareholder reports will be available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future annual and semi-annual shareholder reports in paper, free of charge. To elect to continue receive paper copies of shareholder reports through the mail or to otherwise change your delivery method, contact your financial intermediary or follow the instructions included with this disclosure. Your election to receive shareholder reports in paper will apply to all funds that you hold through the financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

Letter to Shareholders	4
Expense Example	12
Allocation of Portfolio Holdings	14
Schedules of Investments	15
Statements of Assets and Liabilities	38
Statements of Operations	42
Statements of Changes in Net Assets	46
Financial Highlights	54
Notes to the Financial Statements	56
Supplemental Information	74
Board Review of Investment Advisory Agreement	75
Trustees and Officers	77

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Letter to Shareholders (Unaudited)

Dear Shareholders,

This Semi-Annual Report for the Direxion Shares exchange traded funds (the "ETFs") covers the period from November 1, 2020 to April 30, 2021 (the "Semi-Annual Period").

Market Review:

Worsening COVID-19 case counts in the U.S., along with a resurgence of the virus in Europe, bore fears of a second wave of infections, all while hopes of a vaccine began to materialize at the beginning of the Semi-Annual Period. Equity markets ended down for October as investors responded to economic lockdowns, stimulus hopes and the U.S. Presidential election. The election of Joseph Biden as President of the United States generated sharp returns for domestic equity markets in November, which was in direct contrast to what was previously, and widely, expected if a Democrat were to win the race. A pledge of significant monetary support from the Federal Reserve, coupled with stimulus for families and small businesses, served as necessary bolsters to an economy reeling from the pandemic. Hopes of an effective vaccine began to emerge in November as well. Emerging markets performed well during the fourth quarter of 2020, largely on the back of U.S. dollar weakness. Equities were mixed amid higher volatility to start 2021 due to slower than expected vaccine rollout, frenzied retail trading, and further stimulus expectations. Rising bond yields in February became a signal the economy was on the mend. On balance with dovish statements from the Federal Reserve, yields abated somewhat 2021 as the global economy attempts to navigate the road to a post-COVID economy. Marking one year since the beginning of the pandemic, equity markets benefitted from accommodative monetary policy, vaccine rollout and further stimulus in the U.S., while global economies balanced hopes for a return to a normal economy. To close the Semi-Annual Period, a strong earnings season, particularly among big tech names, served as further support for U.S. equities. Emerging markets, aided by a weaker U.S. dollar, were positive into Period-end, despite continuing the battle to emerge from the pandemic.

A supportive Federal Reserve, maintaining the favorable monetary policy put in place in March of 2020, increased expectations of inflation during the Semi-Annual Period. U.S. 10-year treasury yields were higher into the end of the 2020, yet still remained low overall. Into the New Year, stocks continued to push higher in the face of rising yields, driven up by a Democrat-controlled Congress and the hope for additional stimulus to be passed. Ongoing concerns over what higher inflation would mean for the Federal Reserve's monetary policy, and if they would be forced to lessen their accommodative policies sooner than later, were largely assuaged in March as the committee members continued to pledge support for an extended time period. U.S. 10-year treasury yields topped out near 1.74% in late March. Into Period end, a post-pandemic low in U.S. jobless claims was outweighed by the pressure of the call for higher capital gains taxes by President Biden, as yields fell from the March highs.

Factors Affecting the ETFs Performance:

Benchmark Performance – The performance of each ETF's benchmark index, and the factors and market conditions implicitly affecting that index, are the primary factors driving ETF performance. The market conditions that affected the benchmark indexes during the past year are described in the Market Review section above.

Fees, Expenses, and Transaction Costs – Fees and expenses are listed in each ETF's prospectus and may be higher than many traditional index funds' fees, which cause a greater negative impact on ETF performance. Transaction costs are not included in the expense ratio of the ETFs.

The ETFs Performance Review:

The following discussion relates to the performance of the ETFs for the Semi-Annual Period. The performance of the ETFs for the Semi-Annual Period is important primarily for understanding whether the ETFs meet their investment goals. All ETF returns are NAV (net asset value) returns.

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Actively Managed ETF

The Direxion Auspice Broad Commodity Strategy ETF seeks to provide total returns that exceed that of the Auspice Broad Commodity Index over a complete market cycle. The Auspice Broad Commodity Index attempts to capture upward trends in the commodity markets while minimizing risk during down trends. The Auspice Broad Commodity Index will use a quantitative methodology to track either long or flat positions in a diversified portfolio of 12 different commodity futures contracts, or "components", which cover the energy, metal, and agricultural sectors. It attempts to incorporate dynamic risk management and contract rolling methods. For the Semi-Annual Period, the Auspice Broad Commodity Index returned 27.52%, while the Direxion Auspice Broad Commodity Strategy ETF returned 27.15%.

The Direxion Auspice Broad Commodity Strategy ETF began the period long 10 of 12 possible commodities, with only natural gas and gold being flat. The positive, early-Period performance was partially fueled by a weaker U.S. Dollar, but also strong gains from the crude oil position as part of an economic reopening trade. December was very strong, as positive vaccine news continued to fuel the reopening trade for both energy and agriculture – particularly corn – as China boosted imports. Remaining long 10 of 12 commodities heading into 2021, the agricultural sector continued to shine as wheat advanced as an alternative livestock feed due to China's pressure on corn. February marked the eleventh straight month of gains, partially associated to a record cold snap in Texas and the burden it placed on its electrical grid. March saw the weakest month of the Semi-Annual Period, as pullbacks in cotton, sugar and wheat were enough to outweigh gains made elsewhere, leading to a down month overall. Into Period-end, the Fund saw a strong bounce back from the previous, as the narrative in the commodities space reached the mainstream media, with the price of lumber skyrocketing as part of the reopening trade. Positive April performance was led by the agriculture space – again corn, and now soybeans – on tightening global supplies.

Non-Leveraged ETFs

The Direxion Connected Consumer ETF seeks investment results, before fees and expenses, that track the Solactive Connected Consumer Index. The Solactive Connected Consumer Index is comprised of U.S. listed securities and American Depository Receipts ("ADRs") of companies that provide products and services in at least one of the following business segments that facilitate consumers' ability to connect: home entertainment, online education, remote health and well-being, and virtual and digital social interaction ("Connected Industries"). The Index consists of 40 companies, namely, the top 10 ranked companies in each of the four Connected Industries. The Index is equal weighted at each semi-annual reconstitution and rebalance date. For the Semi-Annual Period, the Solactive Connected Consumer Index returned 21.30%, while the Direxion Connected Consumer ETF returned 21.20%.

The Direxion Connected Consumer ETF two top weighted sectors, consumer discretionary and communication services, both outpaced the broader market and contributed to overall positive performance during the Semi-Annual Period. Top performers included Facebook, which gained 23.55%, as it focused on expanding its business model to support e-commerce. Stride, a technology company offering virtual solutions for education and development, gained 19.94%. As companies and consumers maneuver around reopening offices and other places of business, a significant portion of the population remains cautious, signaling that remote interactions will not be going way in the near future.

The Direxion Dynamic Hedge ETF seeks investment results, before fees and expenses, that track the Salt truVolTM US Large Cap Dynamic Hedge Index. The Salt truVolTM US Large Cap Dynamic Hedge Index is designed to adjust net exposure to the S&P 500 Index in an attempt to capitalize on the inverse relationship between volatility and the returns of the S&P 500® Index. The Index utilizes a proprietary volatility model developed by Salt Financial Indices, LLC., to estimate future market volatility to determine the size of the Index's hedge (short position). The Index's hedge or short position is reviewed daily and may range from 0% to 100% of the long position in the S&P 500 Index. For the Semi-Annual Period, the Salt truVolTM US Large Cap Dynamic Hedge Index returned 15.64%, while the Direxion Dynamic Hedge ETF returned 15.65%.

The Direxion Dynamic Hedge ETF underperformed the S&P 500 Index by 13.20% during Semi-Annual Period. Although the Fund holds long exposure to the S&P 500, the short component in the Fund contributed to more conservative returns when

DIREXION SEMI-ANNUAL REPORT
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compared to the S&P 500. As markets continued to rebound through Period-end, the Direxion Dynamic Hedge ETF was fully unhedged (full long exposure), which allowed it to keep a closer pace when compared to the S&P 500.

The Direxion Fallen Knives ETF seeks investment results, before fees and expenses, that track the Indxx US Fallen Knives Index. The Indxx US Fallen Knives Index is designed by Indxx, LLC to consist of U.S equity securities that have experienced considerable share price declines over the prior year and have financial health, suggesting that the security has potential for share price recovery in the future. For the Semi-Annual Period, the Indxx US Fallen Knives Index returned 50.60%, while the Direxion Fallen Knives ETF returned 50.14%.

The Direxion Fallen Knives ETF main driver of outperformance during Semi-Annual Period was the financial sector, which made up 38% of the fund's holdings, as the sector had a 51.85% gain in the same period. Holdings in the sector increased from 33.66% at the beginning of the Period, to 39.32% by Period-end. As the vaccine development continued in November, financial names saw a large inflow as the reopening of the economy led the expectation of rising rates and increase loan demand. Moreover, the increasing rates expectation also boosted demand for value stocks, present in the industrials sector, which made up 14% of the Fund. Industrials also had significant outperformance (35.44%) during the Semi-Annual Period.

The Direxion Flight to Safety Strategy ETF seeks to provide total returns that exceed the total return of the Solactive Flight to Safety Index over a complete market cycle. The Solactive Flight to Safety Index measures the performance of a volatility-weighted basket of gold, U.S. listed large-capitalization utility stocks, and U.S. treasury bonds with remaining maturities of greater than 20 years. The Index rebalances on a quarterly basis such that the weight of each component (U.S. treasury bonds, utility stocks, and gold) will be based on the contribution of the volatility of each component to the overall Index. The least volatile component of the Index, based on each component's trailing 5 year volatility measure, will receive the largest weighting. The gold component will be limited to 22.5% of the Index and its volatility will be based on the volatility of the spot price of gold. For the Semi-Annual Period, the Solactive Flight to Safety Index returned -5.70%, while the Direxion Flight to Safety Strategy ETF returned -5.53%.

The Direxion Flight to Safety Strategy ETF benefitted early on in the pandemic when there was a pervasive market uncertainty and heightened volatility. However since then, the investors' sentiment returned back to risk-on as a result of historic low interest rate coupled with reopening optimism. The equity market saw a boon in the Semi-Annual Period, while gold and U.S. treasuries retreated when comprising 72% of the Fund. The Fund did, however, have offsetting positive performance from the utilities names it holds, as the utility sector saw gains of 8.72% bolstered due to rising oil prices and the energy sector's recovery from the pandemic lows.

The Direxion High Growth ETF seeks investment results, before fees and expenses, that track the Russell 1000® Hyper Growth Index. The Russell 1000® Hyper Growth Index seeks to identify domestic "high" growth companies by scoring securities for Quality, Momentum, Value, and Volatility factors and for representing Value or Growth stocks. The Index identifies Growth companies as those that, historically, have had high sales and forecasted high earnings and high cash flow growth relative to increases in share value. For the Semi-Annual Period, the Russell 1000® Hyper Growth Index returned 27.11%, while the Direxion High Growth ETF returned 26.82%.

The Direxion High Growth ETF notable holdings included Tesla Inc., which gained 82.83%, and Apple Inc., which gained 21.15% during the Semi-Annual Period. The basket of growth stocks performed especially well in the information technology sector, as the industry as a whole gained 8.12% during the period. During the pandemic, many companies around the nation increased their demand for disaster recovery services, as work shifted from onsite to remote. This move in digital technology boosted the performance of information technology names such as NVIDIA Corp. and Advanced Micro Devices Inc., as both gained 33.85% and 31.07%, respectively. Moreover, strong growth was observed for the Fund's communication service names. The shelter in place environment of the pandemic allowed the FANG (Facebook, Amazon, Netflix, and Alphabet) stocks to flourish.

The Direxion Hydrogen ETF seeks investment results, before fees and expenses, that track the Indxx Hydrogen Economy Index. The Indxx Hydrogen Economy Index tracks the performance of companies that provide goods and/or services related to the Hydrogen Industry, including hydrogen generation and storage, fuel cells, hydrogen stations, and hydrogen-based

DIREXION SEMI-ANNUAL REPORT
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vehicles. The Index includes domestic securities as well as securities listed on various foreign markets, including among others, Japan and South Korea. The Index is reconstituted annually and rebalanced quarterly. Since the Fund's inception on March 25, 2021, Indxx Hydrogen Economy Index returned 1.11%, while the Direxion Hydrogen ETF returned -4.04%.

The Direxion Hydrogen ETF launched amid growing worldwide government incentives to facilitate cleaner energy solutions. The top two holdings of the fund, FuelCell Energy and Plug Power underperformed due to lower earnings, new completion and inflation fears, ultimately down -26.88% and -16.39%, respectively. However, the Biden administration has made clean energy a priority, and as a result, the clean Hydrogen industry should benefit moving forward.

The Direxion Moonshot Innovators ETF seeks investment results, before fees and expenses, that track the S&P Kensho Moonshots Index. The S&P Kensho Moonshots Index is comprised of 50 U.S. companies that pursue innovative technologies that have the potential to disrupt existing technologies and/or industries (i.e., moonshot innovators) and are considered to have the highest "early-stage composite innovation scores" which is determined based off a natural language processing review of the constituent company's latest annual regulatory filing for the use of words and phrases that are related to innovation. The Index is modified equal-weighted, reconstituted annually, and rebalanced semi-annually. Since the Fund's inception on November 12, 2020, the S&P Kensho Moonshots Index returned 47.22%, while the Direxion Moonshot Innovators ETF returned 47.16%.

The Direxion Moonshot Innovators ETF immediately outperformed upon launch. With a small cap tilt, stand out names through year-end included Fuelcell Energy, Microvision, Nano Dimension Ltd and Vuzix Corp. The Fund continued to rally into February, before softening a bit. Standouts for this period were The ExOne Company, Varonis Systems Inc and Vir Biotechnology Inc. A broad-based retracement cost the Fund some of its prior gains into early March, as names trading at higher multiples, on the basis of future cash flows, notably underperformed the broader market. Through Period-end saw the Fund roughly flat, as the Fund remained in the midst of a drawdown.

The Direxion MSCI USA ESG – Leaders vs. Laggards ETF seeks investment results, before fees and expenses, that track the MSCI USA ESG Universal Top-Bottom 150/50 Return Spread Index. MSCI USA ESG Universal Top – Bottom 150/50 Return Spread Index seeks to provide long exposure to companies with high environmental, social, and governance ratings and trend relative to their sector peers and short exposure to companies with low ESG performance relative to their sector peers as determined by MSCI. To this end, the Index consists of a portfolio that has 150% long exposure to the MSCI USA ESG Universal Top 100 5% Issuer Capped Index (the "Long Component") and 50% short (or inverse) exposure to the MSCI USA ESG Universal Bottom 100 5% Issuer Capped Index (the "Short Component"). The Index, and both the Long and Short Components are reviewed, reconstituted, and rebalanced on a quarterly basis. For the Semi-Annual Period, 2020, the MSCI USA ESG Universal Top-Bottom 150/50 Return Spread Index returned 23.46%, while the Direxion MSCI USA ESG – Leaders vs. Laggards ETF returned 23.36%.

The Direxion MSCI USA ESG – Leaders vs. Laggards ETF saw oil production and demand recover to pre-pandemic levels, which contributed to the energy sector's overall outperformance of the broader market, benefiting the Fund. Recent developments in boardrooms and courtrooms highlight the growing pressures on companies to set, and commit to, plans for reducing or eliminating carbon emissions. The common theme of climate change and the risks that it poses to the environment will play a critical role in decision making by governments, companies, and investors.

The Direxion NASDAQ-100® Equal Weighted Index Shares seeks investment results, before fees and expenses, that track the NASDAQ-100® Equal Weighted Index. The NASDAQ-100® Equal Weighted Index is the equal weighted version of the NASDAQ-100 Index® which includes approximately 100 of the largest domestic and international non-financial companies listed on the NASDAQ® Stock Market based on market capitalization selected by NASDAQ, Inc., the index provider. Equal weighting is a method of weighting index stocks whereby the same exposure is provided to both the smallest and largest companies included in the Index. The Index is rebalanced quarterly and reconstituted annually. For the Semi-Annual Period, the NASDAQ-100® Equal Weighted Index returned 27.14%, while the Direxion NASDAQ-100® Equal Weighted Index Shares returned 26.83%.

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The Direxion NASDAQ-100 Equal Weighted Index Shares kept pace with, but slightly underperformed, the NASDAQ-100 by .32%. The Fund's close tracking to the NASDAQ-100 can be attributed to the performances of names that make up less than 1% of the NDX index, but a full 1% in the equal weighted index. The strongest returns for the Fund came early in the Semi-Annual Period. The month of November made up more than half of the gains for the entire Period. These numbers were backed by an increasingly positive economic sentiment as fears from the Coronavirus began to taper.

The Direxion S&P 500® High minus Low Quality ETF seeks investment results, before fees and expenses, that track the S&P 500® 150/50 Quality 0.30% Decrement Index. The S&P 500® 150/50 Quality 0.30% Decrement Index seeks to measure the performance of a portfolio of long positions in high quality stocks and short positions in low quality stocks, as determined by S&P Dow Jones Indices, LLC. To this end, the Index consists of a portfolio that has 150% long exposure to the S&P 500® Quality Index (the "Long Component") and 50% short (or inverse) exposure to the S&P 500® Quality – Lowest Quintile Index (the "Short Component"). The Long Component is comprised of stocks selected from the S&P 500® based on their quality score as defined by the Index Provider. The Short Component is comprised of stocks selected from the S&P 500® with the lowest quality scores. For the Semi-Annual Period, the S&P 500® 150/50 Quality 0.30% Decrement Index returned 21.21%, while the Direxion S&P 500® High minus Low Quality ETF returned 20.82%.

The Direxion S&P 500® High minus Low Quality ETF's robust performance can be attributed to the resurgence of the high quality stocks in the tech sector, which collectively gained 26.70% in the same period. Technology names such as Apple (+21.15%), NVIDIA (+19.82%) and Microsoft (+25.17%) had strong gains, as investment sentiment shifted towards high growth stocks amidst low interest rates and economic optimism following the Covid-19 vaccine development. The Fund also shorted low quintile stocks, however these stocks had strong positive gains during the Period, hindering the Fund's overall performance to a degree. Names such as Home Depot (+22.78%) and Boeing (+62.28%) rose rapidly following the vaccine development as the reopening trade gained traction.

The Direxion Work From Home ETF seeks investment results, before fees and expenses, that track the Solactive Remote Work Index. The Solactive Remote Work Index is comprised of U.S. listed securities and ADRs of companies that provide products and services in at least one of the following business segments that facilitate the ability of people to work from home: remote communications, cyber security, online project and document management, and cloud computing technologies ("WFH Industries"). The Index consists of 40 companies, namely, the top 10 ranked companies in each of the four WFH Industries. The Index is equal weighted at each semi-annual reconstitution and rebalance date. For the Semi-Annual Period, the Solactive Remote Work Index returned 34.99%, while the Direxion Work From Home ETF returned 34.80%.

The Direxion Work from Home ETF continued to benefit amid the backdrop of evolving remote work trends, and a society dealing with the effects and practicalities induced by the advent of COVID-19 and a need for social distancing. Despite a nearing vaccine and a light at the end of the tunnel, the Direxion Work From Home ETF outperformed the S&P 500 by 5.97% over the Semi-Annual Period, emphasizing the general evolution of technology in the workplace.

The Direxion World Without Waste ETF seeks investment results, before fees and expenses, that track the Indxx US Circular Economy Index. The Indxx US Circular Economy Index tracks the performance of 50 US-listed companies that are representative of the transformative shift from the linear model of economy to a circular one. The index includes five sub-themes central to the circular economy, providing investors access to the shifting paradigm in growing segments such as biofuels, solar power, and waste management, along with collaboration and content sharing platforms. Companies that cumulatively derive revenue greater than, or equal to, 50% from categories comprising a sub-theme, are 'pure-play' companies. All of the 'pure-play' companies from the sub-themes will form the selection list. The top 10 companies from each sub-theme, by largest total market capitalization, will form the final index. Since the Fund's inception on December 17, 2020, the Indxx US Circular Economy Index returned 6.34%, while the Direxion World Without Waste ETF returned 6.08%.

The Direxion World Without Waste ETF best performing holdings included Waste Management, Inc., a waste management services company, which gained 19.43%, and Covanta Holding Corporation, a waste disposals, energy services, and specialty insurance company, which gained 15.77%. There is a race in the world to become greener for the future of the generations to come, with the Fund's current and future holdings poised to align with those associated directives.

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Relative Weight ETFs

The Direxion Russell 1000® Growth Over Value ETF seeks investment results, before fees and expenses, that track the Russell 1000® Growth/Value 150/50 Net Spread Index. Russell 1000® Growth/Value 150/50 Net Spread Index measures the performance of a portfolio that has 150% long exposure to the Russell 1000® Growth Index (the "Long Component") and 50% short exposure to the Russell 1000® Value Index (the "Short Component"). On a monthly basis, the index will rebalance such that the weight of the Long Component is equal to 150% and the weight of the Short Component is equal to 50% of the index value. In tracking the index, the Fund seeks to provide a vehicle for investors looking to efficiently express a growth over value investment view by overweighting exposure to the Long Component and shorting exposure to the Short Component. For the Semi-Annual Period, the Russell 1000® Growth/Value 150/50 Net Spread Index returned 18.24%, while the Direxion Russell 1000® Growth Over Value ETF returned 18.09%.

The Direxion Russell 1000® Value Over Growth ETF seeks investment results, before fees and expenses, that track the Russell 1000® Value/Growth 150/50 Net Spread Index. The Russell 1000® Value/Growth 150/50 Net Spread Index measures the performance of a portfolio that has 150% long exposure to the Russell 1000® Value Index (the "Long Component") and 50% short exposure to the Russell 1000® Growth Index (the "Short Component"). On a monthly basis, the index will rebalance such that the weight of the Long Component is equal to 150% and the weight of the Short Component is equal to 50% of the index value. In tracking the index, the Fund seeks to provide a vehicle for investors looking to efficiently express a value over growth investment view by overweighting exposure to the Long Component and shorting exposure to the Short Component. For the Semi-Annual Period, the Russell 1000® Value/Growth 150/50 Net Spread Index returned 42.16%, while the Direxion Russell 1000® Value Over Growth ETF returned 41.79%.

As always, we thank you for using the Direxion Shares ETFs and we look forward to our mutual success.

Best Regards,

Patrick Rudnick Principal Executive Officer Principal Financial Officer

An investor should carefully consider a Fund's investment objective, risks, charges, and expenses before investing. A Fund's prospectus and summary prospectus contain this and other information about the Direxion Shares. To obtain a Fund's prospectus and summary prospectus call 866-476-7523 or visit our website at direxion.com. A Fund's prospectus and summary prospectus should be read carefully before investing.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. For the most recent month-end performance please visit the Fund's website at direxion.com.

Short-term performance, in particular, is not a good indication of the fund's future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes. For additional information, see the fund's prospectus.

Shares of the Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from a Fund. Market Price returns are based upon the midpoint of the bid/ask spread at 4:00 pm EST (when NAV is normally calculated) and do not represent the returns you would receive if you traded shares at other times. Brokerage commissions

DIREXION SEMI-ANNUAL REPORT
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will reduce returns. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Some performance results reflect expense reimbursements or recoupments and fee waivers in effect during certain periods shown. Absent these reimbursements or recoupments and fee waivers, results would have been less favorable.

LIBOR (London Interbank Offered Rate) is the average interest rate estimated by leading banks in London that they would be charged if borrowing from other banks.

Futures Contract: an agreement traded on an organized exchange to buy or sell assets, especially commodities or shares, at a fixed price but to be delivered and paid for later.

ESG (Environmental, Social and Governance: Environmental criteria considers how a company performs as a steward of nature. Social criteria examine how it manages relationships with employees, suppliers, customers, and the communities where it operates. Governance deals with a company's leadership, executive pay, audits, internal controls, and shareholder rights.

Direxion Auspice Broad Commodity Strategy ETF – Commodities and futures generally are volatile and are not suitable for all investors. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity and may be affected by changes in overall market movements, volatility of the Index, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Commodity linked derivatives also may be subject to credit and interest rate risks that in general affect the values of debt securities. The Fund's investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to leverage, imperfect correlations with underlying investments or the Fund's other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Futures contracts are typically exchange traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts.

Under amended regulations promulgated by the U.S. Commodities Futures Trading Commission ("CFTC"), the Fund and the Subsidiary are considered commodity pools, and therefore each is subject to regulation under the Commodity Exchange Act and CFTC rules. The Adviser is registered as a commodity pool operator ("CPO") and will manage both the Fund and Subsidiary in accordance with CFTC rules, as well as the rules that apply to registered investment companies, which includes registering both the Fund and the Subsidiary as commodity pools. Registration as a commodity pool subjects the registrant to additional laws, regulations and enforcement policies, all of which may potentially increase compliance costs and may affect the operations and financial performance of the Fund or the Subsidiary. Additionally, the Subsidiary's positions in futures contracts may have to be liquidated at disadvantageous times or prices to prevent the Fund from exceeding any applicable position limits established by the CFTC. Such actions may subject the Fund to substantial losses.

Direxion Relative Weight ETFs Risks – Investing involves risk including possible loss of principal. The ETFs' investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in or shorting securities or other investments. There is no guarantee that the returns on an ETF's long or short positions will produce high, or even positive returns and the ETF could lose money if either or both of the ETF's long and short positions produce negative returns. Please see the summary and full prospectuses for a more complete description of these and other risks of the ETFs.

Direxion Shares Risks – An investment in the ETFs involves risk, including the possible loss of principal. The ETFs are non-diversified and include risks associated with concentration that results from an ETF's investments in a particular industry or sector which can increase volatility. The use of derivatives such as futures contracts and swaps are subject to market risks that may cause their price to fluctuate over time. The ETFs do not attempt to, and should not be expected to, provide

DIREXION SEMI-ANNUAL REPORT
10

returns which are a multiple of the return of their respective index for periods other than a single day. For other risks including leverage, correlation, daily compounding, market volatility and risks specific to an industry or sector, please read the prospectus.

The views of this letter were those of the Adviser as of April 30, 2021 and may not necessarily reflect his views on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the ETFs' present investment methodology and do not constitute investment advice.

Distributed by: Foreside Fund Services, LLC

DIREXION SEMI-ANNUAL REPORT
11

Expense Example (Unaudited)

April 30, 2021

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, for purchasing and selling shares and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on initial investments of $1,000 invested at the beginning of the period and held the entire period (November 1, 2020 to April 30, 2021).

Actual expenses

The first line under each Fund in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled "Expenses Paid During Period November 1, 2020 to April 30, 2021" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Example (Unaudited)

April 30, 2021

	Annualized Expense Ratio	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Expenses Paid During Period November 1, 2020 to April 30, 2021*
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)
Based on actual fund return	0.70%	$1,000.00	$1,271.50	$3.94
Based on hypothetical 5% return	0.70%	1,000.00	1,021.32	3.51
Direxion Connected Consumer ETF
Based on actual fund return	0.45%	1,000.00	1,212.00	2.47
Based on hypothetical 5% return	0.45%	1,000.00	1,022.56	2.26
Direxion Dynamic Hedge ETF
Based on actual fund return	0.55%	1,000.00	1,156.50	2.94
Based on hypothetical 5% return	0.55%	1,000.00	1,022.07	2.76
Direxion Fallen Knives ETF
Based on actual fund return	0.50%	1,000.00	1,501.40	3.10
Based on hypothetical 5% return	0.50%	1,000.00	1,022.32	2.51
Direxion Flight to Safety Strategy ETF (Consolidated)
Based on actual fund return	0.30%	1,000.00	944.70	1.45
Based on hypothetical 5% return	0.30%	1,000.00	1,023.31	1.51

DIREXION SEMI-ANNUAL REPORT
12

Expense Example (Unaudited)

April 30, 2021

	Annualized Expense Ratio	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Expenses Paid During Period November 1, 2020 to April 30, 2021*
Direxion High Growth ETF
Based on actual fund return	0.40%	$1,000.00	$1,268.20	$2.25
Based on hypothetical 5% return	0.40%	1,000.00	1,022.81	2.01
Direxion Hydrogen ETF[3]
Based on actual fund return	0.45%	1,000.00	959.60	0.45
Based on hypothetical 5% return	0.45%	1,000.00	1,004.61	0.46
Direxion Moonshot Innovators ETF[1]
Based on actual fund return	0.65%	1,000.00	1,471.60	3.74
Based on hypothetical 5% return	0.65%	1,000.00	1,020.26	3.06
Direxion MSCI USA ESG – Leaders vs. Laggards ETF
Based on actual fund return	0.40%	1,000.00	1,233.60	2.22
Based on hypothetical 5% return	0.40%	1,000.00	1,022.81	2.01
Direxion NASDAQ-100® Equal Weighted Index Shares
Based on actual fund return	0.35%	1,000.00	1,268.30	1.97
Based on hypothetical 5% return	0.35%	1,000.00	1,023.06	1.76
Direxion S&P 500® High minus Low Quality ETF
Based on actual fund return	0.35%	1,000.00	1,208.20	1.92
Based on hypothetical 5% return	0.35%	1,000.00	1,023.06	1.76
Direxion Work From Home ETF
Based on actual fund return	0.45%	1,000.00	1,348.00	2.62
Based on hypothetical 5% return	0.45%	1,000.00	1,022.56	2.26
Direxion World Without Waste ETF[2]
Based on actual fund return	0.50%	1,000.00	1,060.80	1.91
Based on hypothetical 5% return	0.50%	1,000.00	1,016.64	1.86
Direxion Russell 1000® Growth Over Value ETF
Based on actual fund return	0.45%	1,000.00	1,180.90	2.43
Based on hypothetical 5% return	0.45%	1,000.00	1,022.56	2.26
Direxion Russell 1000® Value Over Growth ETF
Based on actual fund return	0.45%	1,000.00	1,417.90	2.70
Based on hypothetical 5% return	0.45%	1,000.00	1,022.56	2.26

*  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 days (the number of days in the period of November 1, 2020 to April 30, 2021), then divided by 365.

1  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period from November 12, 2020 (commencement of operations) to April 30, 2021, multiplied by 170 days (the number of days since commencement of operations to April 30, 2021), then divided by 365.

2  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period from December 17, 2020 (commencement of operations) to April 30, 2021, multiplied by 135 days (the number of days since commencement of operations to April 30, 2021), then divided by 365.

3  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period from March 25, 2021 (commencement of operations) to April 30, 2021, multiplied by 37 days (the number of days since commencement of operations to April 30, 2021), then divided by 365.

DIREXION SEMI-ANNUAL REPORT
13

Allocation of Portfolio Holdings (Unaudited)

April 30, 2021

	Cash*		Common Stocks	Investment Companies	Futures		Swaps	Total
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	94%		—	—	6%		—	100%
Direxion Connected Consumer ETF	0	%**	100%	—	—		—	100%
Direxion Dynamic Hedge ETF	5%		—	95%	—		0%**	100%
Direxion Fallen Knives ETF	0	%**	100%	—	—		—	100%
Direxion Flight to Safety Strategy ETF (Consolidated)	9%		28%	63%	0	%**	—	100%
Direxion High Growth ETF	0	%**	100%	—	—		—	100%
Direxion Hydrogen ETF	0	%**	100%	—	—		—	100%
Direxion Moonshot Innovators ETF	0	%**	100%	—	—		—	100%
Direxion MSCI USA ESG – Leaders vs. Laggards ETF	5%		97%	—	—		(2)%	100%
Direxion NASDAQ-100® Equal Weighted Index Shares	0	%**	100%	—	—		—	100%
Direxion S&P 500® High minus Low Quality ETF	5%		96%	—	—		(1)%	100%
Direxion Work From Home ETF	0	%**	100%	—	—		—	100%
Direxion World Without Waste ETF	0	%**	100%	—	—		—	100%
Direxion Russell 1000® Growth Over Value ETF	6%		—	95%	—		(1)%	100%
Direxion Russell 1000® Value Over Growth ETF	4%		—	94%	—		2%	100%

*  Cash, cash equivalents and other assets less liabilities.

**  Percentage is less than 0.5%.

DIREXION SEMI-ANNUAL REPORT
14

Direxion Auspice Broad Commodity Strategy ETF (Consolidated)

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
SHORT TERM INVESTMENTS - 81.3%
Money Market Funds - 81.3%
118,277,555	Dreyfus Government Cash Management Institutional Shares, 0.03% (a)	$118,277,555
	TOTAL SHORT TERM INVESTMENTS (Cost $118,277,555)	$118,277,555
	TOTAL INVESTMENTS (Cost $118,277,555) - 81.3%	$118,277,555
	Other Assets in Excess of Liabilities - 18.7% (b)	27,292,225
	TOTAL NET ASSETS - 100.0%	$145,569,780

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2021.

(b)  $7,227,290 of cash is pledged as collateral for futures contracts.

Long Futures Contracts (Unaudited)

April 30, 2021

Reference Entity	Expiration Date	Number of Contracts	Notional Amount	Variation Margin Receivable/ (Payable), net	Unrealized Appreciation
Copper	9/28/2021	107	$11,951,900	$(49,487)	$436,599
Corn	12/14/2021	390	10,993,125	341,250	2,181,228
Cotton No. 2	12/8/2021	309	13,141,770	188,490	210,527
Gasoline RBOB	11/30/2021	122	9,244,208	(159,869)	1,550,140
NY Harbor ULSD	6/30/2021	136	10,992,173	(227,909)	(35,791)
Silver	7/28/2021	31	4,010,315	(32,860)	(105,921)
Soybean	11/12/2021	214	14,335,325	224,700	2,340,314
Sugar	4/29/2022	608	10,820,454	—	470,849
Wheat	9/14/2021	313	11,459,713	82,162	1,030,864
WTI Crude Oil	2/22/2022	140	8,345,400	(177,800)	35,565
			$105,294,383	$188,677	$8,114,374

All futures contracts held by Direxion BCS Fund Ltd. See Note 1.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
15

Direxion Connected Consumer ETF

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
COMMON STOCKS - 99.8%
Administrative and Support Services - 2.2%
1,551	Teladoc Health, Inc. (a)	$267,315
Ambulatory Health Care Services - 5.2%
7,057	1Life Healthcare, Inc. (a)	307,050
12,413	MEDNAX, Inc. (a)	326,710
		633,760
Amusement, Gambling, and Recreation Industries - 4.7%
16,346	Nautilus, Inc. (a)	273,959
1,639	The Walt Disney Co. (a)	304,887
		578,846
Broadcasting (except Internet) - 2.7%
5,866	Comcast Corp. Class A	329,376
Chemical Manufacturing - 1.5%
19,335	LifeMD, Inc. (a)(b)	187,743
Computer and Electronic Product Manufacturing - 10.5%
2,582	Apple, Inc.	339,430
616	NVIDIA Corp.	369,834
15,556	Vuzix Corp. (a)	358,877
20,319	Zepp Health Corp. ADR (China) (a)	208,676
		1,276,817
Educational Services - 14.9%
3,093	Grand Canyon Education, Inc. (a)	334,941
17,130	New Oriental Education & Technology Group, Inc. ADR (China) (a)	261,404
27,075	Perdoceo Education Corp. (a)	315,694
3,986	Strategic Education Inc.	299,189
13,050	Stride, Inc. (a)	373,622
4,125	TAL Education Group ADR (China) (a)	234,919
		1,819,769
Insurance Carriers and Related Activities - 3.3%
5,658	eHealth, Inc. (a)	400,247
Miscellaneous Manufacturing - 4.9%
2,916	Peloton Interactive, Inc. (a)	286,788
28,913	SmileDirectClub, Inc. (a)(b)	307,490
		594,278
Motion Picture and Sound Recording Industries - 5.1%
606	Netflix, Inc. (a)	311,163
1,750	Take-Two Interactive Software, Inc. (a)	306,915
		618,078
Nonstore Retailers - 3.0%
105	Amazon.com, Inc. (a)	364,079
Other Information Services - 4.6%
3,514	Chegg, Inc. (a)	317,420
4,448	Twitter, Inc. (a)	245,618
		563,038
Performing Arts, Spectator Sports, and Related Industries - 5.3%
3,364	Activision Blizzard, Inc.	306,763
2,368	Electronic Arts, Inc.	336,445
		643,208
Shares		Fair Value
Professional, Scientific, and Technical Services - 11.1%
8,562	2U, Inc. (a)	$336,058
1,234	Facebook, Inc. (a)	401,149
5,251	Snap, Inc. (a)	324,617
5,694	Weibo Corp. ADR (China) (a)	286,978
		1,348,802
Publishing Industries (except Internet) - 11.1%
3,622	GSX Techedu, Inc. ADR (China) (a)(b)	115,723
6,156	John Wiley & Sons, Inc. Class A	350,523
1,385	Microsoft Corp.	349,269
864	Twilio, Inc. (a)	317,779
35,411	WiMi Hologram Cloud, Inc. ADR (China) (a)	214,236
		1,347,530
Specialty Trade Contractors - 2.7%
2,939	NetEase.com, Inc. ADR (China)	329,345
Telecommunications - 7.0%
9,450	8x8 Inc. (a)	310,810
2,543	JOYY, Inc. ADR (China)	241,738
922	Zoom Video Communications, Inc. (a)	294,644
		847,192
	TOTAL COMMON STOCKS (Cost $11,278,039)	$12,149,423
SHORT TERM INVESTMENTS - 3.6%
Money Market Funds - 3.6%
439,786	Dreyfus Government Cash Management Institutional Shares, 0.03% (c)(d)	$439,786
	TOTAL SHORT TERM INVESTMENTS (Cost $439,786)	$439,786
	TOTAL INVESTMENTS (Cost $11,717,825) - 103.4%	$12,589,209
	Liabilities in Excess of Other Assets - (3.4)%	(414,285)
	TOTAL NET ASSETS - 100.0%	$12,174,924

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2021.

(d)  All or a portion of this security represents an investment of securities lending collateral.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
16

Direxion Dynamic Hedge ETF

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
INVESTMENT COMPANIES - 94.9%
19,243	iShares Core S&P 500 ETF (a)	$8,060,508
	TOTAL INVESTMENT COMPANIES (Cost $6,397,851)	$8,060,508
	TOTAL INVESTMENTS (Cost $6,397,851) - 94.9%	$8,060,508
	Other Assets in Excess of Liabilities - 5.1%	435,464
	TOTAL NET ASSETS - 100.0%	$8,495,972

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

Long Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of S&P 500® Index	0.3103% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/7/2021	3	$11,790	$763

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
17

Direxion Fallen Knives ETF

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
COMMON STOCKS - 99.8%
Administrative and Support Services - 0.8%
599	Revolve Group, Inc. (a)	$29,045
2,209	TrueBlue Inc. (a)	62,515
		91,560
Ambulatory Health Care Services - 5.1%
2,933	Novocure Ltd. ADR (Israel) (a)	598,625
Apparel Manufacturing - 3.7%
12,450	Gildan Activewear Inc. ADR (Canada) (a)	431,891
Beverage and Tobacco Product Manufacturing - 0.5%
898	MGP Ingredients, Inc.	53,970
Chemical Manufacturing - 7.1%
4,222	bluebird bio, Inc. (a)	126,660
647	Eagle Pharmaceuticals, Inc. (a)	26,417
1,125	Inter Parfums, Inc.	82,800
3,242	Jazz Pharmaceuticals PLC ADR (Ireland) (a)	532,985
3,396	Vanda Pharmaceuticals, Inc. (a)	56,373
		825,235
Computer and Electronic Product Manufacturing - 2.4%
2,145	Ambarella Inc. (a)	209,116
1,392	IMPINJ, Inc. (a)	66,064
		275,180
Credit Intermediation and Related Activities - 20.1%
1,210	BancFirst Corp.	84,107
15,516	Fifth Third Bancorp	629,018
7,483	Hope Bancorp, Inc.	112,320
34,828	Huntington Bancshares, Inc.	533,565
7,409	PacWest Bancorp	321,625
6,226	Western Alliance Bancorp	654,166
		2,334,801
Data Processing, Hosting and Related Services - 2.5%
6,270	Pagseguro Digital Ltd ADR (Brazil) (a)	286,790
Educational Services - 4.2%
2,953	Grand Canyon Education Inc. (a)	319,781
4,385	Perdoceo Education Corp. (a)	51,129
1,535	Strategic Education Inc.	115,217
		486,127
Electrical Equipment, Appliance, and Component Manufacturing - 3.6%
2,274	Acuity Brands, Inc.	421,872
Fabricated Metal Product Manufacturing - 2.7%
1,557	RBC Bearings, Inc. (a)	310,513
Food Manufacturing - 1.4%
968	J&J Snack Foods Corp.	159,342
Food Services and Drinking Places - 1.5%
4,514	Yelp, Inc. (a)	177,400
Shares		Fair Value
Insurance Carriers and Related Activities - 16.6%
5,444	Cincinnati Financial Corp.	$613,430
1,765	Employers Holdings, Inc.	71,447
6,989	Essent Group Ltd. ADR	367,481
1,696	Mercury General Corp.	105,610
5,377	NMI Holdings Inc. (a)	138,942
4,277	Reinsurance Group of America, Inc.	558,277
903	Safety Insurance Group, Inc.	74,073
		1,929,260
Leather and Allied Product Manufacturing - 1.7%
4,920	Steven Madden Ltd.	200,096
Machinery Manufacturing - 3.4%
2,202	Dril-Quip, Inc. (a)	67,491
2,787	Glaukos Corp. (a)	262,424
6,930	NOW Inc. (a)	68,053
		397,968
Merchant Wholesalers, Nondurable Goods - 1.0%
2,800	Core-Mark Holding Co., Inc.	119,168
Miscellaneous Manufacturing - 1.1%
897	Anika Therapeutics, Inc. (a)	36,042
1,395	Inogen Inc. (a)	91,219
		127,261
Oil and Gas Extraction - 0.3%
2,104	Brigham Minerals Inc.	36,063
Primary Metal Manufacturing - 3.8%
990	Kaiser Aluminum Corp.	119,265
14,904	Tenaris S.A. ADR (Luxembourg)	318,648
		437,913
Professional, Scientific, and Technical Services - 5.2%
3,639	Exact Sciences Corp. (a)	479,693
8,421	MOMO, Inc. ADR (China)	123,452
		603,145
Rental and Leasing Services - 2.4%
4,257	PROG Holdings, Inc	216,851
2,157	The Aaron's Company, Inc	66,630
		283,481
Specialty Trade Contractors - 3.6%
3,448	EMCOR Group, Inc.	413,070
Support Activities for Mining - 1.8%
6,666	Helmerich & Payne, Inc.	170,850
4,602	ProPetro Holding Corp. (a)	44,317
		215,167
Transportation Equipment Manufacturing - 3.3%
2,690	HEICO Corp. Class A	378,752
	TOTAL COMMON STOCKS (Cost $8,178,038)	$11,594,650

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
18

Direxion Fallen Knives ETF

Schedule of Investments, continued (Unaudited)

April 30, 2021

Shares		Fair Value
SHORT TERM INVESTMENTS - 0.2%
Money Market Funds - 0.2%
24,721	Dreyfus Government Cash Management Institutional Shares, 0.03% (b)	$24,721
	TOTAL SHORT TERM INVESTMENTS (Cost $24,721)	$24,721
	TOTAL INVESTMENTS (Cost $8,202,759) - 100.0%	$11,619,371
	Liabilities in Excess of Other Assets - 0.0%	(3,610)
	TOTAL NET ASSETS - 100.0%	$11,615,761

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2021.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
19

Direxion Flight to Safety Strategy ETF (Consolidated)

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
COMMON STOCKS - 27.9%
Utilities - 27.9%
1,191	Alliant Energy Corp.	$66,898
1,171	Ameren Corp.	99,348
2,369	American Electric Power Co., Inc.	210,154
863	American Water Works Co., Inc.	134,619
583	Atmos Energy Corp.	60,393
269	Avangrid, Inc.	13,692
2,593	CenterPoint Energy, Inc.	63,503
1,361	CMS Energy Corp.	87,635
1,595	Consolidated Edison, Inc.	123,469
4,003	Dominion Energy, Inc.	319,840
912	DTE Energy Co.	127,698
3,509	Duke Energy Corp.	353,321
1,806	Edison International	107,367
953	Entergy Corp.	104,153
1,080	Evergy, Inc.	69,088
1,632	Eversource Energy	140,711
4,642	Exelon Corp.	208,612
2,582	FirstEnergy Corp.	97,909
9,334	NextEra Energy, Inc.	723,478
1,820	NiSource, Inc.	47,356
6,983	PG&E Corp. (a)	79,048
537	Pinnacle West Capital Corp.	45,457
3,670	PPL Corp.	106,907
2,411	Public Service Enterprise Group, Inc.	152,279
1,379	Sempra Energy	189,709
5,041	Southern Co.	333,563
1,504	WEC Energy Group, Inc.	146,144
2,502	Xcel Energy, Inc.	178,392
	TOTAL COMMON STOCKS (Cost $4,446,523)	$4,390,743
Shares		Fair Value
INVESTMENT COMPANIES - 62.6%
56,089	iShares 20+ Year Treasury Bond ETF (b)	$7,776,179
122,314	iShares Gold Trust (b)	2,060,991
	TOTAL INVESTMENT COMPANIES (Cost $9,921,948)	$9,837,170
SHORT TERM INVESTMENTS - 3.9%
Money Market Funds - 3.9%
615,070	Dreyfus Government Cash Management Institutional Shares, 0.03% (c)	$615,070
	TOTAL SHORT TERM INVESTMENTS (Cost $615,070)	$615,070
	TOTAL INVESTMENTS (Cost $14,983,541) - 94.4%	$14,842,983
	Other Assets in Excess of Liabilities - 5.6% (d)	874,053
	TOTAL NET ASSETS - 100.0%	$15,717,036

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(c)  Represents annualized seven-day yield at April 30, 2021.

(d)  $88,000 of cash is pledged as collateral for futures contracts.

Long Futures Contracts (Unaudited)

April 30, 2021

Reference Entity	Expiration Date	Number of Contracts	Notional Amount	Variation Margin Payable, net	Unrealized Appreciation
Gold	6/28/2021	8	$1,414,160	$(480)	$28,450

All futures contracts held by Direxion FTS Fund Ltd. See Note 1.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
20

Direxion High Growth ETF

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
COMMON STOCKS - 99.9%
Administrative and Support Services - 1.7%
146	Accenture PLC Class A ADR (Ireland)	$42,336
97	Moody's Corp.	31,691
372	Visa, Inc. Class A	86,884
		160,911
Ambulatory Health Care Services - 0.1%
99	DaVita, Inc. (a)	11,536
Amusement, Gambling, and Recreation Industries - 0.4%
224	The Walt Disney Co. (a)	41,669
Beverage and Tobacco Product Manufacturing - 0.5%
174	Monster Beverage Corp. (a)	16,887
203	PepsiCo, Inc.	29,264
		46,151
Broadcasting (except Internet) - 1.4%
108	Charter Communications, Inc. (a)	72,733
1,097	Comcast Corp. Class A	61,596
		134,329
Building Material and Garden Equipment and Supplies Dealers - 1.4%
236	Lowe's Companies, Inc.	46,315
270	The Home Depot, Inc.	87,391
		133,706
Chemical Manufacturing - 6.8%
327	Abbott Laboratories	39,266
677	AbbVie, Inc.	75,485
117	Amgen, Inc.	28,038
193	Biogen, Inc. (a)	51,595
363	Eli Lilly and Company	66,345
617	Johnson & Johnson	100,404
102	Linde PLC ADR (Ireland)	29,156
642	Merck & Co., Inc.	47,829
824	Pfizer, Inc.	31,848
593	Procter & Gamble Co.	79,118
97	Quidel Corp. (a)	10,165
62	Regeneron Pharmaceuticals, Inc. (a)	29,841
67	Seagen Inc. (a)	9,632
233	Vertex Pharmaceuticals, Inc. (a)	50,841
49	West Pharmaceutical Services, Inc.	16,097
		665,660
Computer and Electronic Product Manufacturing - 20.8%
434	Advanced Micro Devices, Inc. (a)	35,423
7,408	Apple, Inc.	973,856
18	Bio-Rad Laboratories, Inc. (a)	11,342
1,221	Cisco Systems, Inc.	62,161
157	Danaher Corp.	39,869
37	IDEXX Laboratories, Inc. (a)	20,313
1,764	Intel Corp.	101,483
1,059	NVIDIA Corp.	635,802
239	Qualcomm, Inc.	33,173
99	Teradyne, Inc.	12,383
210	Texas Instruments, Inc.	37,907
109	Thermo Fisher Scientific, Inc.	51,255
519	Vertiv Holdings Co.	11,781
		2,026,748
Shares		Fair Value
Couriers and Messengers - 0.7%
132	FedEx Corp.	$38,321
154	United Parcel Service, Inc. Class B	31,394
		69,715
Credit Intermediation and Related Activities - 3.0%
1,382	Bank of America Corp.	56,012
339	JPMorgan Chase & Co.	52,142
318	MasterCard, Inc. Class A	121,495
1,344	Synchrony Financial	58,787
		288,436
Electronics and Appliance Stores - 0.2%
147	Best Buy Co., Inc.	17,092
Food and Beverage Stores - 0.2%
563	Kroger Co.	20,572
Food Services and Drinking Places - 0.4%
364	Starbucks Corp.	41,674
General Merchandise Stores - 2.1%
197	Costco Wholesale Corp.	73,302
63	Dollar General Corp.	13,529
233	Target Corp.	48,292
505	Wal-Mart Stores, Inc.	70,654
		205,777
Health and Personal Care Stores - 1.1%
1,394	CVS Health Corp.	106,502
Insurance Carriers and Related Activities - 12.2%
583	Allstate Corp.	73,924
141	Anthem, Inc.	53,494
1,727	Berkshire Hathaway, Inc. Class B (a)	474,839
393	Centene Corp. (a)	24,264
1,147	Cigna Corp.	285,614
96	Humana, Inc.	42,743
575	MetLife, Inc.	36,587
550	Progressive Corp.	55,407
76	RenaissanceRe Holdings Ltd.	12,830
104	Travelers Companies, Inc.	16,085
281	UnitedHealth Group, Inc.	112,063
		1,187,850
Leather and Allied Product Manufacturing - 0.6%
463	NIKE, Inc. Class B	61,403
Machinery Manufacturing - 0.9%
299	Applied Materials, Inc.	39,680
89	Cummins, Inc.	22,432
44	Lam Research Corp.	27,300
		89,412
Merchant Wholesalers, Nondurable Goods - 0.7%
361	McKesson Corp.	67,709
Mining (except Oil and Gas) - 0.2%
281	Newmont Mining Corp.	17,537
Miscellaneous Manufacturing - 0.3%
48	Align Technology, Inc. (a)	28,585
Miscellaneous Store Retailers - 0.2%
122	Etsy, Inc. (a)	24,253
Motion Picture and Sound Recording Industries - 0.5%
96	Netflix, Inc. (a)	49,293

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
21

Direxion High Growth ETF

Schedule of Investments, continued (Unaudited)

April 30, 2021

Shares		Fair Value
Nonstore Retailers - 11.5%
316	Amazon.com, Inc. (a)	$1,095,705
385	eBay, Inc.	21,479
		1,117,184
Other Information Services - 4.5%
92	Alphabet, Inc. Class A (a)	216,522
93	Alphabet, Inc. Class C (a)	224,141
		440,663
Petroleum and Coal Products Manufacturing - 0.6%
1,030	Exxon Mobil Corp.	58,957
Plastics and Rubber Products Manufacturing - 0.2%
254	Berry Plastics Group, Inc. (a)	16,160
Professional, Scientific, and Technical Services - 6.2%
188	Cognizant Technology Solutions Corp. Class A	15,115
1,524	Facebook, Inc. (a)	495,422
107	ServiceNow, Inc. (a)	54,182
47	The Trade Desk, Inc. (a)	34,277
		598,996
Publishing Industries (except Internet) - 8.6%
240	Adobe Systems, Inc. (a)	122,002
104	Cadence Design Systems, Inc. (a)	13,704
72	DocuSign, Inc. (a)	16,052
59	Intuit, Inc.	24,317
2,149	Microsoft Corp.	541,935
327	Oracle Corp.	24,783
242	Square, Inc. (a)	59,246
47	Synopsys, Inc. (a)	11,612
78	Veeva Systems, Inc. (a)	22,031
		835,682
Real Estate - 0.2%
58	Public Storage	16,307
Rental and Leasing Services - 0.1%
161	Ryder System, Inc.	12,854
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 2.8%
27	BlackRock, Inc.	22,121
218	Goldman Sachs Group, Inc.	75,962
38	MarketAxess Holdings, Inc.	18,562
84	MSCI, Inc. Class A	40,805
159	S&P Global, Inc.	62,072
301	T. Rowe Price Group, Inc.	53,939
		273,461
Telecommunications - 3.3%
2,244	AT&T, Inc.	70,484
725	PayPal Holdings, Inc. (a)	190,160
1,075	Verizon Communications, Inc.	62,124
		322,768
Transportation Equipment Manufacturing - 5.5%
1,579	General Motors Co.	90,350
103	Lockheed Martin Corp.	39,198
574	Tesla Motors, Inc. (a)	407,219
		536,767
	TOTAL COMMON STOCKS (Cost $7,553,107)	$9,726,319
Shares		Fair Value
SHORT TERM INVESTMENTS - 0.1%
Money Market Funds - 0.1%
7,364	Dreyfus Government Cash Management Institutional Shares, 0.03% (b)	$7,364
	TOTAL SHORT TERM INVESTMENTS (Cost $7,364)	$7,364
	TOTAL INVESTMENTS (Cost $7,560,471) - 100.0%	$9,733,683
	Other Assets in Excess of Liabilities - 0.0% (†)	2,020
	TOTAL NET ASSETS - 100.0%	$9,735,703

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(†)  Less than 0.05%.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2021.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
22

Direxion Hydrogen ETF

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
COMMON STOCKS - 99.8%
Chemical Manufacturing - 38.4%
8,456	Air Liquide S.A. (France)	$1,426,328
5,046	Air Products & Chemicals, Inc.	1,455,670
56,472	Cell Impact AB (Sweden) (a)	328,717
31,606	Doosan Fuel Cell Co., Ltd (South Korea) (a)	1,281,459
210,942	ITM Power (United Kingdom) (a)	1,520,172
7,742	Linde PLC (Ireland)	2,212,973
32,983	McPhy Energy SAS (France) (a)	1,197,501
843,558	Nel ASA (Norway) (a)	2,455,072
21,797	Nippon Sanso Holdings Corp. (Japan)	409,597
8,810	Pungkuk Alcohol Industry Co., Ltd (South Korea)	156,423
		12,443,912
Computer and Electronic Product Manufacturing - 8.2%
102,225	Bloom Energy Corp. (b)	2,654,783
Electrical Equipment, Appliance, and Component Manufacturing - 14.2%
71,482	Chung-Hsin Electric & Machinery Manufacturing Corp. (Taiwan)	136,909
96,398	Plug Power, Inc. (a)	2,748,307
51,060	PowerCell Sweden AB (Sweden) (a)	1,328,469
2,713	VARTA AG (Germany) (a)	396,318
		4,610,003
Heavy and Civil Engineering Construction - 0.5%
4,628	SK D&D Co., Ltd. (South Korea) (a)	152,901
Machinery Manufacturing - 1.9%
12,644	Hyundai Steel Co., Ltd (South Korea) (a)	630,864
Merchant Wholesalers, Durable Goods - 0.5%
1,954	Hyster-Yale Materials Handling, Inc.	157,981
Oil and Gas Extraction - 11.5%
198,534	CIMC Enric Holdings Limited (Hong Kong) (a)	172,797
333,453	ENEOS Holdngs, Inc. (Japan) (a)	1,437,474
58,891	Eni S.p.A. (Italy)	1,403,961
29,042	Idemitsu Kosan Co., Ltd (Japan) (a)	695,329
		3,709,561
Primary Metal Manufacturing - 0.5%
77,020	Kaori Heat Treatment Co., Ltd. (Taiwan) (a)	146,138
Transportation Equipment Manufacturing - 9.0%
125,654	Ballard Power Systems, Inc. (Canada)	2,748,053
4,901	Lydall, Inc.	180,602
		2,928,655
Shares		Fair Value
Utilities - 15.1%
80,328	Ceres Power Holdings PLC (United Kingdom) (a)	$1,485,875
154,509	FuelCell Energy, Inc. (b)	1,500,283
5,357	Korea Gas Corp. (South Korea) (a)	168,076
10,194	S-Fuelcell Co., Ltd (South Korea) (a)	303,341
253,436	Snam S.p.A. (Italy) (a)	1,427,803
		4,885,378
	TOTAL COMMON STOCKS (Cost $32,122,488)	$32,320,176
	TOTAL INVESTMENTS (Cost $32,122,488) - 99.8%	$32,320,176
	Other Assets in Excess of Liabilities - 0.2%	67,154
	TOTAL NET ASSETS - 100.0%	$32,387,330

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
23

Direxion Moonshot Innovators ETF

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
COMMON STOCKS - 100.0%
Administrative and Support Services - 1.0%
183,460	Workhorse Group, Inc. (a)(b)	$2,273,069
Chemical Manufacturing - 8.9%
301,091	Adverum Biotechnologies, Inc. (a)	1,174,255
90,589	bluebird bio, Inc. (a)	2,717,670
413,266	Homology Medicines, Inc. (a)	2,797,811
375,851	ImmunityBio, Inc. (a)(b)	6,671,355
602,424	Orchard Therapeutics PLC ADR (United Kingdom) (a)(b)	3,590,447
81,058	uniQure N.V. ADR (Netherlands) (a)	2,615,741
		19,567,279
Computer and Electronic Product Manufacturing - 31.4%
297,596	Accelerate Diagnostics, Inc. (a)(b)	2,175,427
44,899	Ambarella Inc. ADR (a)	4,377,203
290,254	Immersion Corp. (a)	2,487,477
47,980	Mercury Systems, Inc. (a)	3,610,015
1,467,677	MicroVision, Inc. (a)(b)	22,382,074
13,785	MongoDB, Inc. (a)	4,100,486
578,709	Nano Dimension Ltd. ADR (Israel) (a)(b)	4,247,724
153,418	Radware Ltd. ADR (Israel) (a)	4,251,213
923,442	Vuzix Corp. (a)(b)	21,303,807
		68,935,426
Data Processing, Hosting and Related Services - 0.9%
124,547	Ooma, Inc. (a)	2,058,762
Electrical Equipment, Appliance, and Component Manufacturing - 3.4%
201,251	American Superconductor Corp. (a)	3,314,604
144,353	Plug Power, Inc. (a)	4,115,504
		7,430,108
Food Services and Drinking Places - 2.2%
124,919	Yelp, Inc. (a)	4,909,317
Heavy and Civil Engineering Construction - 2.1%
473,618	FuelCell Energy, Inc. (a)	4,598,831
Lessors of Nonfinancial Intangible Assets (except Copyrighted Works) - 1.0%
452,236	VirnetX Holding Corp. (b)	2,107,420
Machinery Manufacturing - 6.0%
328,510	ExOne Co. (a)	7,637,858
50,319	iRobot Corp. (a)	5,474,707
		13,112,565
Merchant Wholesalers, Durable Goods - 1.3%
187,743	OneConnect Financial Technology Co. Ltd. ADR (a)	2,767,332
Miscellaneous Manufacturing - 1.0%
337,707	Inovio Pharmaceuticals, Inc. (a)(b)	2,299,785
Primary Metal Manufacturing - 2.0%
31,843	Silicon Laboratories, Inc. (a)	4,488,271
Shares		Fair Value
Professional, Scientific, and Technical Services - 20.1%
473,618	A10 Networks, Inc. (a)	$4,111,004
932,365	Adaptimmune Therapeutics PLC ADR (United Kingdom) (a)	5,277,186
22,629	F5 Networks, Inc. (a)	4,226,192
44,573	Fate Therapeutics, Inc. (a)	3,895,235
176,255	Juniper Networks, Inc.	4,475,114
149,902	NetScout Systems, Inc. (a)	3,926,683
321,145	Ribbon Communications, Inc. (a)	2,167,729
131,158	Vir Biotechnology, Inc. (a)	6,261,483
15,548	Wix.com Ltd. ADR (Israel) (a)	4,942,398
932,214	Xunlei Ltd. ADR (a)(b)	4,950,056
		44,233,080
Publishing Industries (except Internet) - 8.0%
91,708	Slack Technologies, Inc. (a)	3,888,419
104,777	Tenable Holdings, Inc. (a)	3,928,614
91,317	Varonis Systems, Inc. (a)	4,835,235
447,795	Zynga, Inc. (a)	4,845,142
		17,497,410
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 1.2%
120,137	Virgin Galactic Holdings, Inc. (a)(b)	2,661,034
Support Activities for Mining - 1.5%
150,579	Energy Recovery, Inc. (a)	3,192,275
Transit and Ground Passenger Transportation - 2.1%
81,212	Lyft, Inc. (a)	4,520,260
Transportation Equipment Manufacturing - 5.9%
43,645	AeroVironment, Inc. (a)	4,817,099
196,138	Ballard Power Systems, Inc. ADR (Canada) (a)	4,289,538
172,090	Veoneer, Inc. (a)(b)	3,940,861
		13,047,498
	TOTAL COMMON STOCKS (Cost $276,088,986)	$219,699,722
SHORT TERM INVESTMENTS - 12.9%
Money Market Funds - 12.9%
28,418,718	Dreyfus Government Cash Management Institutional Shares, 0.03% (c)(d)	$28,418,718
	TOTAL SHORT TERM INVESTMENTS (Cost $28,418,718)	$28,418,718
	TOTAL INVESTMENTS (Cost $304,507,704) - 112.9%	$248,118,440
	Liabilities in Excess of Other Assets - (12.9)%	(28,318,828)
	TOTAL NET ASSETS - 100.0%	$219,799,612

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
24

Direxion Moonshot Innovators ETF

Schedule of Investments, continued (Unaudited)

April 30, 2021

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2021.

(d)  All or a portion of this security represents an investment of securities lending collateral.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
25

Direxion MSCI USA ESG – Leaders vs. Laggards ETF

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
COMMON STOCKS - 97.4%
Accommodation - 0.4%
85	Vail Resorts, Inc. (a)	$27,639
Administrative and Support Services - 2.9%
146	Allegion PLC ADR (Ireland)	19,619
2,761	Amcor PLC ADR (United Kingdom)	32,442
314	Automatic Data Processing, Inc.	58,715
71	FactSet Research System, Inc.	23,872
602	IHS Markit Ltd. ADR (United Kingdom)	64,763
205	Teladoc Health, Inc. (a)	35,332
		234,743
Ambulatory Health Care Services - 0.4%
239	Quest Diagnostics, Inc.	31,519
Apparel Manufacturing - 0.8%
699	V F Corp.	61,274
Beverage and Tobacco Product Manufacturing - 4.6%
3,461	Coca-Cola Co.	186,825
161	Molson Coors Brewing Co. Class B (a)	8,847
1,172	PepsiCo, Inc.	168,955
		364,627
Building Material and Garden Equipment and Supplies Dealers - 9.1%
1,546	Lowe's Companies, Inc.	303,403
1,318	The Home Depot, Inc.	426,597
		730,000
Chemical Manufacturing - 10.9%
1,032	Amgen, Inc.	247,308
107	Clorox Co.	19,528
691	Colgate-Palmolive Co.	55,764
452	Ecolab, Inc.	101,302
2,223	Gilead Sciences, Inc.	141,094
394	International Flavors & Fragrances, Inc.	56,015
288	Kimberly-Clark Corp.	38,396
416	PPG Industries, Inc.	71,236
461	Vertex Pharmaceuticals, Inc. (a)	100,590
131	West Pharmaceutical Services, Inc.	43,036
		874,269
Computer & Electronic Product Manufacturing - 0.2%
943	Hewlett Packard Enterprise Co.	15,107
Computer and Electronic Product Manufacturing - 12.1%
410	Agilent Technologies, Inc.	54,792
3,096	Cisco Systems, Inc.	157,617
128	Cognex Corp.	11,023
456	Hologic, Inc. (a)	29,891
1,006	HP, Inc.	34,315
151	IDEXX Laboratories, Inc. (a)	82,897
653	International Business Machines Corp.	92,648
136	Keysight Technologies, Inc. (a)	19,632
124	Motorola Solutions, Inc.	23,349
453	NVIDIA Corp.	271,972
672	Texas Instruments, Inc.	121,303
183	Trimble, Inc. (a)	15,006
Shares		Fair Value
Computer and Electronic Product Manufacturing - 12.1%
110	Waters Corp. (a)	$32,986
39	Zebra Technologies Corp. Class A (a)	19,022
		966,453
Credit Intermediation and Related Activities - 5.4%
1,275	American Express Co.	195,521
1,486	Bank of New York Mellon Corp.	74,122
1,896	Huntington Bancshares, Inc.	29,047
368	Northern Trust Corp.	41,878
1,790	Regions Financial Corp.	39,022
657	State Street Corp.	55,155
		434,745
Electronics and Appliance Stores - 0.7%
491	Best Buy Co., Inc.	57,089
Food Manufacturing - 1.0%
472	Archer-Daniels-Midland Co.	29,797
154	Campbell Soup Co.	7,354
519	General Mills, Inc.	31,586
219	Kellogg Co.	13,670
		82,407
Heavy & Civil Engineering Construction - 0.9%
1,153	Johnson Controls International PLC ADR (Ireland)	71,878
Hospitals - 1.2%
480	HCA Healthcare, Inc.	96,509
Insurance Carriers and Related Activities - 3.6%
641	Cigna Corp.	159,616
946	Marsh & McLennan Companies, Inc.	128,372
		287,988
Machinery Manufacturing - 4.9%
669	Applied Materials, Inc.	88,783
4,023	Baker Hughes, a GE Co.	80,782
105	Lam Research Corp.	65,147
43	Mettler-Toledo International, Inc. (a)	56,473
383	Trane Technologies PLC ADR (Ireland)	66,577
287	Xylem, Inc.	31,756
		389,518
Merchant Wholesalers, Durable Goods - 4.4%
914	Fastenal Co.	47,784
221	Fortune Brands Home & Security, Inc.	23,200
1,118	Honeywell International, Inc.	249,359
84	Pool Corp.	35,492
		355,835
Merchant Wholesalers, Nondurable Goods - 0.3%
262	Brown Forman Corp. Class B	19,985
Miscellaneous Manufacturing - 4.5%
919	3M Co.	181,172
1,105	Edwards Lifesciences Corp. (a)	105,549
275	Hasbro, Inc.	27,349
257	ResMed, Inc.	48,308
		362,378

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
26

Direxion MSCI USA ESG – Leaders vs. Laggards ETF

Schedule of Investments, continued (Unaudited)

April 30, 2021

Shares		Fair Value
Nonstore Retailers - 0.4%
73	W.W. Grainger, Inc.	$31,648
Professional, Scientific, and Technical Services - 0.9%
544	Cerner Corp.	40,827
88	Okta, Inc. (a)	23,734
63	VMware, Inc. (a)	10,132
		74,693
Publishing Industries (except Internet) - 10.7%
352	Adobe Systems, Inc. (a)	178,936
160	Autodesk, Inc. (a)	46,705
205	Cadence Design Systems, Inc. (a)	27,013
193	Intuit, Inc.	79,547
1,489	Microsoft Corp.	375,496
500	Salesforce.com, Inc. (a)	115,160
132	Workday, Inc. (a)	32,604
		855,461
Rail Transportation - 0.5%
149	Kansas City Southern Railway Co.	43,539
Real Estate - 2.6%
377	American Tower Corp.	96,048
285	CBRE Group, Inc. Class A (a)	24,282
457	Healthpeak Properties, Inc.	15,694
627	Prologis, Inc.	73,064
		209,088
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 7.2%
284	BlackRock, Inc.	232,681
76	Equinix, Inc.	54,778
2,528	Morgan Stanley	208,687
422	T. Rowe Price Group, Inc.	75,622
		571,768
Support Activities for Mining - 2.0%
2,161	Hess Corp.	161,016
Support Activities for Transportation - 0.6%
216	C.H. Robinson Worldwide, Inc.	20,970
270	Expeditors International of Washington, Inc.	29,662
		50,632
Transportation Equipment Manufacturing - 1.0%
570	Aptiv PLC ADR (Ireland) (a)	82,017
Shares		Fair Value
Utilities - 3.2%
198	CMS Energy Corp.	$12,749
231	Consolidated Edison, Inc.	17,882
237	Eversource Energy	20,434
1,354	NextEra Energy, Inc.	104,949
349	Public Service Enterprise Group, Inc.	22,043
730	Southern Co.	48,304
363	Xcel Energy, Inc.	25,882
		252,243
	TOTAL COMMON STOCKS (Cost $6,126,838)	$7,796,068
SHORT TERM INVESTMENTS - 8.3%
Money Market Funds - 8.3%
19,380	Dreyfus Government Cash Management Institutional Shares, 0.03% (b)	$19,380
644,821	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (b)	644,821
	TOTAL SHORT TERM INVESTMENTS (Cost $664,201)	$664,201
	TOTAL INVESTMENTS (Cost $6,791,039) - 105.7% (c)	$8,460,269
	Liabilities in Excess of Other Assets - (5.7)%	(454,633)
	TOTAL NET ASSETS - 100.0%	$8,005,636

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2021.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $5,493,004.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
27

Direxion MSCI USA ESG – Leaders vs. Laggards ETF

Long Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of MSCI USA ESG Universal Top 100 5% Issuer Capped Index	0.5103% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2021	1,332	$3,667,555	$482,319

Short Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Received at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
0.2603% representing 1 month LIBOR rate + spread	Total return of iShares MSCI USA ESG Select ETF	Credit Suisse Capital LLC	12/07/2021	1,570	$3,308,445	$(614,033)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
28

Direxion NASDAQ-100® Equal Weighted Index Shares

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
COMMON STOCKS - 99.9%
Accommodation - 0.9%
23,360	Marriott International, Inc. Class A (a)	$3,469,427
Administrative and Support Services - 3.0%
16,237	Atlassian Corp. PLC ADR (United Kingdom) (a)	3,857,262
19,341	Automatic Data Processing, Inc.	3,616,574
1,555	Booking Holdings, Inc. (a)	3,834,754
		11,308,590
Apparel Manufacturing - 1.0%
11,523	Lululemon Athletica, Inc. (a)	3,863,316
Beverage and Tobacco Product Manufacturing - 3.1%
104,197	Keurig Dr Pepper Inc.	3,735,462
40,460	Monster Beverage Corp. (a)	3,926,643
26,447	PepsiCo, Inc.	3,812,600
		11,474,705
Broadcasting (except Internet) - 3.8%
5,648	Charter Communications, Inc. (a)	3,803,645
64,141	Comcast Corp. Class A	3,601,517
41,435	FOX Corp. Class A	1,550,498
44,081	FOX Corp. Class B	1,603,667
585,076	Sirius XM Holdings, Inc. (b)	3,568,964
		14,128,291
Chemical Manufacturing - 7.7%
23,568	Alexion Pharmaceuticals, Inc. (a)	3,975,450
14,463	Amgen, Inc.	3,465,913
13,320	Biogen, Inc. (a)	3,560,836
55,185	Gilead Sciences, Inc.	3,502,592
44,818	Incyte Corp. (a)	3,826,561
7,509	Regeneron Pharmaceuticals, Inc. (a)	3,614,082
24,261	Seagen Inc. (a)	3,487,761
16,461	Vertex Pharmaceuticals, Inc. (a)	3,591,790
		29,024,985
Clothing and Clothing Accessories Stores - 1.0%
29,324	Ross Stores, Inc.	3,839,685
Computer and Electronic Product Manufacturing - 17.4%
44,994	Advanced Micro Devices, Inc. (a)	3,672,410
23,417	Analog Devices, Inc.	3,586,548
29,646	Apple, Inc.	3,897,263
7,497	Broadcom, Inc.	3,420,131
72,627	Cisco Systems, Inc.	3,697,440
7,337	IDEXX Laboratories, Inc. (a)	4,027,940
8,553	Illumina, Inc. (a)	3,359,960
55,792	Intel Corp.	3,209,714
75,687	Marvell Technology, Inc.	3,421,809
39,827	Maxim Integrated Products, Inc.	3,743,738
23,706	Microchip Technology, Inc.	3,562,775
39,302	Micron Technology, Inc. (a)	3,382,723
6,923	NVIDIA Corp.	4,156,431
17,607	NXP Semiconductors NV ADR (Netherlands)	3,389,524
27,151	Qualcomm, Inc.	3,768,559
20,237	Skyworks Solutions, Inc.	3,669,575
Shares		Fair Value
Computer and Electronic Product Manufacturing (continued)
20,215	Texas Instruments, Inc.	$3,649,010
28,950	Xilinx, Inc.	3,704,442
		65,319,992
Data Processing, Hosting and Related Services - 0.9%
29,189	Fiserv, Inc. (a)	3,506,183
Data Processing, Hosting, and Related Services - 1.0%
23,295	Match Group, Inc. (a)	3,625,401
Food Manufacturing - 2.0%
61,226	Mondelez International, Inc.	3,723,153
90,886	The Kraft Heinz Co.	3,752,683
		7,475,836
Food Services and Drinking Places - 1.0%
33,452	Starbucks Corp.	3,829,919
General Merchandise Stores - 2.1%
10,815	Costco Wholesale Corp.	4,024,153
32,901	Dollar Tree, Inc. (a)	3,780,325
		7,804,478
Health and Personal Care Stores - 1.0%
67,706	Walgreens Boots Alliance, Inc.	3,595,189
Machinery Manufacturing - 3.3%
30,971	Applied Materials, Inc.	4,110,161
6,498	ASML Holding NV ADR (Netherlands) (b)	4,211,354
6,559	Lam Research Corp.	4,069,532
		12,391,047
Management of Companies and Enterprises - 0.9%
84,899	Trip.com Group Ltd. ADR (China) (a)	3,317,853
Merchant Wholesalers, Durable Goods - 3.2%
33,372	Copart, Inc. (a)	4,155,148
74,686	Fastenal Co.	3,904,584
12,146	KLA-Tencor Corp.	3,830,241
		11,889,973
Miscellaneous Manufacturing - 4.2%
6,719	Align Technology, Inc. (a)	4,001,366
10,322	DexCom, Inc. (a)	3,985,324
5,028	Intuitive Surgical, Inc. (a)	4,349,220
32,843	Peloton Interactive, Inc. (a)	3,230,109
		15,566,019
Motion Picture and Sound Recording Industries - 0.9%
6,945	Netflix, Inc. (a)	3,566,049
Motor Vehicle and Parts Dealers - 1.1%
7,289	O'Reilly Automotive, Inc. (a)	4,029,942
Nonstore Retailers - 4.7%
1,157	Amazon.com, Inc. (a)	4,011,805
59,555	eBay, Inc.	3,322,573
41,856	JD.com, Inc. ADR (China) (a)	3,237,980
2,455	MercadoLibre, Inc. (a)	3,856,756
25,087	Pinduoduo Inc. ADR (China) (a)	3,359,902
		17,789,016

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
29

Direxion NASDAQ-100® Equal Weighted Index Shares

Schedule of Investments, continued (Unaudited)

April 30, 2021

Shares		Fair Value
Other Information Services - 1.9%
877	Alphabet, Inc. Class A (a)	$2,064,019
871	Alphabet, Inc. Class C (a)	2,099,215
13,816	Baidu, Inc. ADR (China) (a)	2,905,919
		7,069,153
Performing Arts, Spectator Sports, and Related Industries - 2.0%
39,311	Activision Blizzard, Inc.	3,584,770
27,705	Electronic Arts, Inc.	3,936,327
		7,521,097
Personal and Laundry Services - 1.0%
10,681	Cintas Corp.	3,686,440
Professional, Scientific, and Technical Services - 10.5%
22,510	CDW Corp.	4,014,208
49,442	Cerner Corp.	3,710,622
46,470	Cognizant Technology Solutions Corp. Class A	3,736,188
12,262	Facebook, Inc. (a)	3,986,131
24,748	Moderna, Inc. (a)	4,425,437
16,659	Okta, Inc. (a)	4,492,932
37,116	Paychex, Inc.	3,618,439
18,523	VeriSign, Inc. (a)	4,052,277
20,698	Verisk Analytics, Inc. Class A	3,895,364
14,160	Workday, Inc. (a)	3,497,520
		39,429,118
Publishing Industries (except Internet) - 10.2%
8,057	Adobe Systems, Inc. (a)	4,095,695
10,971	ANSYS, Inc. (a)	4,011,656
13,603	Autodesk, Inc. (a)	3,970,852
28,348	Cadence Design Systems, Inc. (a)	3,735,416
30,487	Check Point Software Technologies Ltd. ADR (Israel) (a)	3,561,186
17,296	DocuSign, Inc. (a)	3,855,970
9,330	Intuit, Inc.	3,845,453
15,443	Microsoft Corp.	3,894,416
26,342	Splunk, Inc. (a)	3,330,155
15,611	Synopsys, Inc. (a)	3,856,854
		38,157,653
Rail Transportation - 1.1%
39,190	CSX Corp.	3,948,393
Specialty Trade Contractors - 1.0%
32,615	NetEase.com, Inc. ADR (China)	3,654,837
Telecommunications - 3.0%
14,744	PayPal Holdings, Inc. (a)	3,867,204
28,643	T-Mobile US, Inc. (a)	3,784,599
10,903	Zoom Video Communications, Inc. (a)	3,484,272
		11,136,075
Transportation Equipment Manufacturing - 1.9%
37,421	Paccar, Inc.	3,363,400
5,432	Tesla Motors, Inc. (a)	3,853,678
		7,217,078
Shares		Fair Value
Utilities - 3.1%
42,515	American Electric Power Co., Inc.	$3,771,506
82,785	Exelon Corp.	3,720,358
56,474	Xcel Energy, Inc.	4,026,596
		11,518,460
	TOTAL COMMON STOCKS (Cost $267,740,821)	$374,154,200
SHORT TERM INVESTMENTS - 2.1%
Money Market Funds - 2.1%
8,031,980	Dreyfus Government Cash Management Institutional Shares, 0.03% (c)(d)	$8,031,980
	TOTAL SHORT TERM INVESTMENTS (Cost $8,031,980)	$8,031,980
	TOTAL INVESTMENTS (Cost $275,772,801) - 102.0%	$382,186,180
	Liabilities in Excess of Other Assets - (2.0)%	(7,641,873)
	TOTAL NET ASSETS - 100.0%	$374,544,307

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  All or a portion of this security represents an investment of securities lending collateral.

(d)  Represents annualized seven-day yield at April 30, 2021.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
30

Direxion S&P 500® High minus Low Quality ETF

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
COMMON STOCKS - 96.2%
Administrative and Support Services - 7.7%
338	Automatic Data Processing, Inc.	$63,203
49	Booking Holdings, Inc. (a)	120,838
413	IHS Markit Ltd. ADR (United Kingdom)	44,430
195	Moody's Corp.	63,708
1,298	Visa, Inc. Class A	303,161
		595,340
Beverage and Tobacco Product Manufacturing - 0.5%
364	Monster Beverage Corp. (a)	35,326
Chemical Manufacturing - 24.1%
1,793	Abbott Laboratories	215,303
224	Alexion Pharmaceuticals, Inc. (a)	37,784
703	Amgen, Inc.	168,467
197	Biogen, Inc. (a)	52,664
173	Clorox Co.	31,573
824	DuPont de Nemours, Inc.	63,539
885	Eli Lilly and Company	161,752
2,189	Johnson & Johnson	356,216
561	Linde PLC ADR (Ireland)	160,356
2,824	Merck & Co., Inc.	210,388
2,457	Procter & Gamble Co.	327,813
479	Zoetis, Inc.	82,881
		1,868,736
Computer and Electronic Product Manufacturing - 22.4%
318	Agilent Technologies, Inc.	42,498
253	Analog Devices, Inc.	38,750
2,751	Apple, Inc.	361,646
3,523	Cisco Systems, Inc.	179,356
709	Danaher Corp.	180,043
253	Hologic, Inc. (a)	16,584
105	IDEXX Laboratories, Inc. (a)	57,644
154	Illumina, Inc. (a)	60,497
3,065	Intel Corp.	176,329
207	Maxim Integrated Products, Inc.	19,458
639	NVIDIA Corp.	383,643
153	Seagate Technology PLC ADR (Ireland)	14,205
107	Skyworks Solutions, Inc.	19,402
112	Teradyne, Inc.	14,009
764	Texas Instruments, Inc.	137,910
243	Xilinx, Inc.	31,094
		1,733,068
Construction of Buildings - 0.4%
3	NVR, Inc. (a)	15,055
285	PulteGroup, Inc.	16,849
		31,904
Credit Intermediation and Related Activities - 4.9%
389	Citizens Financial Group, Inc.	18,003
142	M&T Bank Corp.	22,392
636	MasterCard, Inc. Class A	242,990
970	Regions Financial Corp.	21,146
71	SVB Financial Group (a)	40,600
598	Synchrony Financial	26,157
164	Zions Bancorp	9,151
		380,439
Shares		Fair Value
Electrical Equipment, Appliance, and Component Manufacturing - 0.9%
151	A.O. Smith Corp.	$10,230
556	Emerson Electric Co.	50,312
24	IPG Photonics Corp. (a)	5,211
		65,753
Food Manufacturing - 1.6%
280	Campbell Soup Co.	13,370
646	General Mills, Inc.	39,316
274	Hormel Foods Corp.	12,659
254	McCormick & Co, Inc.	22,951
145	The Hershey Co.	23,823
114	The J.M. Smucker Co.	14,933
		127,052
General Merchandise Stores - 1.5%
546	Target Corp.	113,164
Insurance Carriers and Related Activities - 0.8%
142	Humana, Inc.	63,224
Machinery Manufacturing - 4.5%
676	Applied Materials, Inc.	89,712
149	Cummins, Inc.	37,554
7,948	General Electric Co.	104,278
98	Lam Research Corp.	60,804
34	Mettler-Toledo International, Inc. (a)	44,653
51	Snap-on, Inc.	12,117
		349,118
Merchant Wholesalers, Durable Goods - 3.2%
567	Fastenal Co.	29,643
161	Henry Schein, Inc. (a)	11,672
667	Honeywell International, Inc.	148,768
125	KLA-Tencor Corp.	39,419
44	Pool Corp.	18,591
		248,093
Merchant Wholesalers, Nondurable Goods - 2.0%
212	Brown Forman Corp. Class B	16,171
358	Cardinal Health, Inc.	21,602
354	Illinois Tool Works, Inc.	81,583
200	McKesson Corp.	37,512
		156,868
Miscellaneous Manufacturing - 1.4%
47	Abiomed, Inc. (a)	15,074
71	Align Technology, Inc. (a)	42,283
154	ResMed, Inc.	28,947
86	STERIS PLC ADR (Ireland)	18,148
		104,452
Nonstore Retailers - 0.9%
1,249	eBay, Inc.	69,682
Oil and Gas Extraction - 0.1%
429	Cabot Oil & Gas Corp.	7,151
Performing Arts, Spectator Sports, and Related Industries - 0.9%
784	Activision Blizzard, Inc.	71,493
Personal and Laundry Services - 0.4%
91	Cintas Corp.	31,408

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
31

Direxion S&P 500® High minus Low Quality ETF

Schedule of Investments, continued (Unaudited)

April 30, 2021

Shares		Fair Value
Professional, Scientific, and Technical Services - 1.2%
326	Cerner Corp.	$24,466
423	Cognizant Technology Solutions Corp. Class A	34,009
58	Jack Henry & Associates, Inc.	9,444
264	Paychex, Inc.	25,738
		93,657
Publishing Industries (except Internet) - 10.2%
380	Adobe Systems, Inc. (a)	193,169
190	Intuit, Inc.	78,311
1,582	Microsoft Corp.	398,949
1,304	Oracle Corp.	98,830
101	Synopsys, Inc. (a)	24,953
		794,212
Real Estate - 0.9%
164	Public Storage	46,110
688	Weyerhaeuser Co.	26,674
		72,784
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 2.8%
128	Ameriprise Financial, Inc.	33,075
121	CBOE Holdings, Inc.	12,629
354	CME Group, Inc.	71,504
729	Dow, Inc.	45,563
125	Raymond James Financial, Inc.	16,348
211	T. Rowe Price Group, Inc.	37,811
		216,930
Support Activities for Agriculture and Forestry - 0.6%
978	Corteva, Inc.	47,687
Transportation Equipment Manufacturing - 1.9%
387	Lockheed Martin Corp.	147,277
Truck Transportation - 0.3%
98	Old Dominion Freight Line, Inc.	25,265
Utilities - 0.1%
242	NRG Energy, Inc.	8,668
	TOTAL COMMON STOCKS (Cost $5,887,243)	$7,458,751
Shares		Fair Value
SHORT TERM INVESTMENTS - 4.7%
Money Market Funds - 4.7%
343,120	Dreyfus Government Cash Management Institutional Shares, 0.03% (b)	$343,120
23,297	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (b)	23,297
	TOTAL SHORT TERM INVESTMENTS (Cost $366,417)	$366,417
	TOTAL INVESTMENTS (Cost $6,253,660) - 100.9% (c)	$7,825,168
	Liabilities in Excess of Other Assets - (0.9)%	(67,549)
	TOTAL NET ASSETS - 100.0%	$7,757,619

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2021.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $3,283,662.

ADR - American Depository Receipt

  Long Total Return Swap Contracts (Unaudited)

  April 30, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of S&P 500® Quality Index	0.8103% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/7/2021	2,320	$3,802,904	$442,824

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
32

Direxion S&P 500® High minus Low Quality ETF

Short Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
0.2603% representing 1 month LIBOR rate + spread	Total return of S&P 500® Quality - Lowest Quintile Index	Credit Suisse Capital LLC	12/7/2021	7,110	$3,448,837	$(513,958)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
33

Direxion Work From Home ETF

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
COMMON STOCKS - 99.9%
Administrative and Support Services - 2.5%
13,827	Atlassian Corp. PLC ADR (United Kingdom) (a)	$3,284,742
Computer and Electronic Product Manufacturing - 20.4%
107,082	Avaya Holdings Corp. (a)	3,080,749
6,798	Broadcom, Inc.	3,101,247
69,759	Cisco Systems, Inc.	3,551,431
18,529	Fortinet, Inc. (a)	3,784,178
25,728	International Business Machines Corp.	3,650,289
69,099	Marvell Technology, Inc.	3,123,966
49,345	NetApp, Inc.	3,685,578
78,684	Plantronics, Inc (a)	3,146,573
		27,124,011
Data Processing, Hosting and Related Services - 2.2%
9,341	RingCentral, Inc. (a)	2,979,313
Management of Companies and Enterprises - 4.0%
240,503	America Movil SAB de CV Series L ADR (Mexico)	3,352,612
552,312	Aurora Mobile Ltd. ADR (a)	1,949,661
		5,302,273
Merchant Wholesalers, Durable Goods - 2.2%
122,880	Xerox Corp.	2,966,323
Nonstore Retailers - 2.7%
1,049	Amazon.com, Inc. (a)	3,637,323
Other Information Services - 5.1%
13,325	Alibaba Group Holding Ltd. ADR (a)	3,077,409
1,566	Alphabet, Inc. Class A (a)	3,685,581
		6,762,990
Professional, Scientific, and Technical Services - 18.9%
12,324	Facebook, Inc. (a)	4,006,286
110,346	Nutanix, Inc. (a)	2,983,756
13,052	Okta, Inc. (a)	3,520,124
26,792	Proofpoint, Inc. (a)	4,611,171
22,638	VMware, Inc. (a)	3,640,870
13,299	Workday, Inc. (a)	3,284,853
16,758	Zscaler, Inc. (a)	3,144,471
		25,191,531
Publishing Industries (except Internet) - 34.9%
7,020	Adobe Systems, Inc. (a)	3,568,547
168,622	Box, Inc. (a)	3,591,649
14,948	CrowdStrike Holdings, Inc. (a)	3,116,808
14,332	DocuSign, Inc. (a)	3,195,176
162,699	FireEye, Inc. (a)	3,233,643
216,221	Hewlett Packard Enterprise Co.	3,463,860
328,621	Inseego Corp. (a)	2,918,154
13,835	Microsoft Corp.	3,488,910
47,052	Oracle Corp.	3,566,071
9,157	Palto Alto Networks, Inc. (a)	3,235,992
131,341	Ping Identity Holding Corp. (a)	3,188,959
74,618	Progress Software Corp.	3,257,822
78,217	Slack Technologies, Inc. (a)	3,316,401
65,234	Upland Software, Inc. (a)	3,232,997
		46,374,989
Shares		Fair Value
Telecommunications - 7.0%
94,398	8x8 Inc. (a)	$3,104,750
236,705	Vonage Holdings Corp. (a)	3,207,353
9,214	Zoom Video Communications, Inc. (a)	2,944,518
		9,256,621
	TOTAL COMMON STOCKS (Cost $111,593,852)	$132,880,116
SHORT TERM INVESTMENTS - 0.1%
Money Market Funds - 0.1%
132,174	Dreyfus Government Cash Management Institutional Shares, 0.03% (b)	$132,174
	TOTAL SHORT TERM INVESTMENTS (Cost $132,174)	$132,174
	TOTAL INVESTMENTS (Cost $111,726,026) - 100.0%	$133,012,290
	Liabilities in Excess of Other Assets - (0.0)% (†)	(47,022)
	TOTAL NET ASSETS - 100.0%	$132,965,268

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(†)  Less than 0.05%.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2021.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
34

Direxion World Without Waste ETF

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
COMMON STOCKS - 99.9%
Administrative and Support Services - 6.2%
467	Atlassian Corp. PLC ADR (United Kingdom)	$110,941
2,548	US Ecology, Inc (a)	108,188
792	Waste Management, Inc.	109,272
		328,401
Broadcasting (except Internet) - 3.9%
305	Roku, Inc. (a)	104,606
402	Spotify Technology S.A ADR (Sweden) (a)	101,352
		205,958
Chemical Manufacturing - 2.0%
482	Ecolab, Inc.	108,026
Computer and Electronic Product Manufacturing - 5.8%
4,422	Bloom Energy Corp. (a)	114,839
663	Enphase Energy, Inc. (a)	92,323
3,857	SunPower Corp. (a)	99,086
		306,248
Data Processing, Hosting and Related Services - 1.9%
325	RingCentral, Inc. (a)	103,659
Machinery Manufacturing - 2.0%
3,780	Evoqua Water Technologies (a)	108,032
Merchant Wholesalers, Durable Goods - 6.0%
8,145	Cars.com, Inc. (a)	107,595
868	Copart, Inc. (a)	108,075
7,019	KAR Auction Services, Inc. (a)	105,215
		320,885
Miscellaneous Store Retailers - 1.9%
507	Etsy, Inc. (a)	100,787
Motion Picture and Sound Recording Industries - 2.0%
210	Netflix, Inc. (a)	107,829
Motor Vehicle and Parts Dealers - 4.1%
4,219	CarGurus, Inc. (a)	104,125
2,456	Vroom, Inc. (a)	113,639
		217,764
Nonstore Retailers - 3.9%
1,757	eBay, Inc.	98,023
68	MercadoLibre, Inc. (a)	106,827
		204,850
Other Information Services - 1.7%
1,659	Twitter, Inc. (a)	91,610
Professional, Scientific, and Technical Services - 10.2%
360	Facebook, Inc. (a)	117,029
388	Okta, Inc. (a)	104,644
195	ServiceNow, Inc. (a)	98,742
1,870	Snap, Inc. (a)	115,603
422	Workday, Inc. (a)	104,234
		540,252
Publishing Industries (except Internet) - 18.3%
210	Adobe Systems, Inc. (a)	106,751
370	Autodesk, Inc. (a)	108,007
1,258	Datadog, Inc. (a)	107,899
481	DocuSign, Inc. (a)	107,234
262	Intuit, Inc.	107,986
461	Salesforce.com, Inc. (a)	106,177
Shares		Fair Value
Publishing Industries (except Internet) (continued)
97	Shopify, Inc. ADR (Canada) (a)	$114,703
286	Twilio, Inc. (a)	105,191
382	Veeva Systems, Inc. (a)	107,896
		971,844
Repair and Maintenance - 2.0%
3,216	GFL Environmental Inc. ADR (Canada)	105,903
Specialty Trade Contractors - 1.9%
2,009	Sunrun, Inc. (a)	98,441
Telecommunications - 2.0%
325	Zoom Video Communications, Inc. (a)	103,860
Transit and Ground Passenger Transportation - 2.0%
1,896	Uber Technologies, Inc. (a)	103,844
Transportation Equipment Manufacturing - 2.0%
148	Tesla Motors, Inc. (a)	104,997
Utilities - 11.8%
2,795	Atlantica Sustainable Infrastructure PLC ADR (United Kingdom)	107,747
2,228	Essential Utilities, Inc.	105,006
1,224	First Solar, Inc. (a)	93,673
1,050	IDACORP, Inc.	107,604
1,470	NextEra Energy Partners LP	109,588
1,408	Ormat Technologies Inc.	101,939
		625,557
Waste Management and Remediation Services - 8.3%
1,588	Casella Waste Systems, Inc (a)	106,571
1,223	Clean Harbors, Inc. (a)	108,798
7,897	Covanta Holding Corp.	118,771
1,010	Republic Services, Inc.	107,363
		441,503
	TOTAL COMMON STOCKS (Cost $5,320,754)	$5,300,250
SHORT TERM INVESTMENTS - 0.1%
Money Market Funds - 0.1%
5,771	Dreyfus Government Cash Management Institutional Shares, 0.03% (b)	$5,771
	TOTAL SHORT TERM INVESTMENTS (Cost $5,771)	$5,771
	TOTAL INVESTMENTS (Cost $5,326,525) - 100.0%	$5,306,021
	Liabilities in Excess of Other Assets - 0.0% (†)	(1,685)
	TOTAL NET ASSETS - 100.0%	$5,304,336

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(†)  Less than 0.05%.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2021.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
35

Direxion Russell 1000® Growth Over Value ETF

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
INVESTMENT COMPANIES - 94.9%
59,537	iShares Russell 1000 Growth ETF (a)	$15,464,141
	TOTAL INVESTMENT COMPANIES (Cost $13,943,087)	$15,464,141
SHORT TERM INVESTMENTS - 4.2%
Money Market Funds - 4.2%
685,616	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (b)	$685,616
	TOTAL SHORT TERM INVESTMENTS (Cost $685,616)	$685,616
	TOTAL INVESTMENTS (Cost $14,628,703) - 99.1% (c)	$16,149,757
	Other Assets in Excess of Liabilities - 0.9%	153,432
	TOTAL NET ASSETS - 100.0%	$16,303,189

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2021.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $2,057,044.

Long Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Russell 1000® Growth Index	0.6103% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/07/2021	3,443	$8,462,608	$529,378

Short Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
0.4103% representing 1 month LIBOR rate + spread	Total return of Russell 1000® Value Index	Credit Suisse Capital LLC	12/07/2021	5,255	$7,434,852	$(747,470)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
36

Direxion Russell 1000® Value Over Growth ETF

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
INVESTMENT COMPANIES - 94.4%
219,591	iShares Russell 1000 Value ETF (a)	$34,596,562
	TOTAL INVESTMENT COMPANIES (Cost $29,614,762)	$34,596,562
SHORT TERM INVESTMENTS - 6.2%
Money Market Funds - 6.2%
1,930,519	Dreyfus Government Cash Management Institutional Shares, 0.03% (b)	$1,930,519
338,063	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (b)	338,063
	TOTAL SHORT TERM INVESTMENTS (Cost $2,268,582)	$2,268,582
	TOTAL INVESTMENTS (Cost $31,883,344) - 100.6% (c)	$36,865,144
	Liabilities in Excess of Other Assets - (0.6)%	(210,928)
	TOTAL NET ASSETS - 100.0%	$36,654,216

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2021.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $8,307,474.

Long Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Russell 1000® Value Index	0.7303% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/7/2021	13,140	$18,304,375	$2,148,304

Short Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
0.3003% representing 1 month LIBOR rate + spread	Total return of Russell 1000® Growth Index	Credit Suisse Capital LLC	12/7/2021	7,018	$16,877,785	$(1,462,610)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
37

Statements of Assets and Liabilities (Unaudited)

April 30, 2021

	Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	Direxion Connected Consumer ETF	Direxion Dynamic Hedge ETF	Direxion Fallen Knives ETF
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$118,277,555	$12,589,209	$8,060,508	$11,619,371
Cash equivalents	20,026,658	28,509	215,227	—
Due from broker for futures contracts	7,227,290	—	223,259	—
Dividend and interest receivable	2,484	1,581	1	1,009
Variation margin receivable, net	188,677	—	—	—
Unrealized appreciation on swap contracts	—	—	763	—
Total Assets	145,722,664	12,619,299	8,499,758	11,620,380
Liabilities:
Collateral for securities loaned (Note 2)	—	439,786	—	—
Due to Adviser, net (Note 6)	49,642	4,079	3,442	4,157
Due to broker for futures contracts	83,385	—	—	—
Accrued operating services fees (Note 6)	19,857	510	344	462
Total Liabilities	152,884	444,375	3,786	4,619
Net Assets	$145,569,780	$12,174,924	$8,495,972	$11,615,761
Net Assets Consist of:
Capital stock	$126,803,985	$10,615,745	$7,584,061	$8,065,772
Total distributable earnings	18,765,795	1,559,179	911,911	3,549,989
Net Assets	$145,569,780	$12,174,924	$8,495,972	$11,615,761
Calculation of Net Asset Value Per Share:
Net assets	$145,569,780	$12,174,924	$8,495,972	$11,615,761
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	4,950,001	200,001	150,001	150,001
Net assets value, redemption price and offering price per share	$29.41	$60.87	$56.64	$77.44
Cost of Investments	$118,277,555	$11,717,825	$6,397,851	$8,202,759

*  Securities loaned with values of $–,$553,576,$– and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
38

Statements of Assets and Liabilities (Unaudited)

April 30, 2021

	Direxion Flight to Safety Strategy ETF (Consolidated)	Direxion High Growth ETF	Direxion Hydrogen ETF	Direxion Moonshot Innovators ETF
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$14,842,983	$9,733,683	$32,320,176	$248,118,440
Cash equivalents	717,266	—	234,827	—
Receivable for Fund shares sold	—	—	545	—
Receivable for investments sold	—	—	2,997,138	—
Due from broker for futures contracts	70,450	—	—	—
Deposit at broker for futures contracts	88,000	—	—	—
Dividend and interest receivable	2,713	5,165	50,440	189,531
Tax reclaim receivable	—	—	2,630	—
Total Assets	15,721,412	9,738,848	35,605,756	248,307,971
Liabilities:
Collateral for securities loaned (Note 2)	—	—	—	23,197,121
Payable for Fund shares redeemed	—	—	—	166
Payable for investments purchased	—	—	3,207,746	5,179,056
Due to Adviser, net (Note 6)	3,247	2,752	9,493	121,861
Variation margin payable	480	—	—	—
Accrued operating services fees (Note 6)	649	393	1,187	10,155
Total Liabilities	4,376	3,145	3,218,426	28,508,359
Net Assets	$15,717,036	$9,735,703	$32,387,330	$219,799,612
Net Assets Consist of:
Capital stock	$16,400,889	$7,651,332	$32,403,742	$260,105,037
Total distributable earnings (loss)	(683,853)	2,084,371	(16,412)	(40,305,425)
Net Assets	$15,717,036	$9,735,703	$32,387,330	$219,799,612
Calculation of Net Asset Value Per Share:
Net assets	$15,717,036	$9,735,703	$32,387,330	$219,799,612
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	325,001	150,001	1,350,002	5,975,001
Net assets value, redemption price and offering price per share	$48.36	$64.90	$23.99	$36.79
Cost of Investments	$14,983,541	$7,560,471	$32,122,488	$304,507,704

*  Securities loaned with values of $–,$–,$1,096,339 and $41,410,857, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
39

Statements of Assets and Liabilities (Unaudited)

April 30, 2021

	Direxion MSCI USA ESG – Leaders vs. Laggards ETF	Direxion NASDAQ-100® Equal Weighted Index Shares	Direxion S&P 500® High minus Low Quality ETF	Direxion Work From Home ETF
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$8,460,269	$382,186,180	$7,825,168	$133,012,290
Cash equivalents	124,404	428,592	—	—
Dividend and interest receivable	5,290	69,108	5,834	2,443
Unrealized appreciation on swap contracts	482,319	—	442,824	—
Total Assets	9,072,282	382,683,880	8,273,826	133,014,733
Liabilities:
Collateral for securities loaned (Note 2)	—	8,031,980	—	—
Unrealized depreciation on swap contracts	614,033	—	513,958	—
Due to Adviser, net (Note 6)	2,287	92,223	1,928	43,969
Due to broker for swap contracts	450,000	—	—	—
Accrued operating services fees (Note 6)	326	15,370	321	5,496
Total Liabilities	1,066,646	8,139,573	516,207	49,465
Net Assets	$8,005,636	$374,544,307	$7,757,619	$132,965,268
Net Assets Consist of:
Capital stock	$5,524,177	$251,803,068	$5,184,842	$89,882,104
Total distributable earnings	2,481,459	122,741,239	2,572,777	43,083,164
Net Assets	$8,005,636	$374,544,307	$7,757,619	$132,965,268
Calculation of Net Asset Value Per Share:
Net assets	$8,005,636	$374,544,307	$7,757,619	$132,965,268
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	125,001	4,700,002	125,001	1,850,001
Net assets value, redemption price and offering price per share	$64.04	$79.69	$62.06	$71.87
Cost of Investments	$6,791,039	$275,772,801	$6,253,660	$111,726,026

*  Securities loaned with values of $–,$7,624,682,$– and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
40

Statements of Assets and Liabilities (Unaudited)

April 30, 2021

	Direxion World Without Waste ETF	Direxion Russell 1000® Growth Over Value ETF	Direxion Russell 1000® Value Over Growth ETF
Assets:
Investments, at fair value (Note 2)	$5,306,021	$16,149,757	$36,865,144
Cash equivalents	—	101,161	—
Receivable for Fund shares sold	—	275,397	586
Receivable for investments sold	351,975	—	—
Dividend and interest receivable	14	6	3
Unrealized appreciation on swap contracts	—	529,378	2,148,304
Total Assets	5,658,010	17,055,699	39,014,037
Liabilities:
Payable for Fund shares redeemed	—	—	144,967
Payable for investments purchased	351,479	—	—
Unrealized depreciation on swap contracts	—	747,470	1,462,610
Due to Adviser, net (Note 6)	1,975	4,480	13,597
Due to broker for swap contracts	—	—	736,947
Accrued operating services fees (Note 6)	220	560	1,700
Total Liabilities	353,674	752,510	2,359,821
Net Assets	$5,304,336	$16,303,189	$36,654,216
Net Assets Consist of:
Capital stock	$5,000,025	$9,523,742	$31,129,069
Total distributable earnings	304,311	6,779,447	5,525,147
Net Assets	$5,304,336	$16,303,189	$36,654,216
Calculation of Net Asset Value Per Share:
Net assets	$5,304,336	$16,303,189	$36,654,216
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	200,001	150,001	625,001
Net assets value, redemption price and offering price per share	$26.52	$108.69	$58.65
Cost of Investments	$5,326,525	$14,628,703	$31,883,344

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
41

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2021

	Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	Direxion Connected Consumer ETF	Direxion Dynamic Hedge ETF	Direxion Fallen Knives ETF
Investment Income:
Dividend income	$219	$17,416	$51,939	$60,956
Interest income	9,967	3	19	5
Securities lending income	—	1,681	—	19
Total investment income	10,186	19,100	51,958	60,980
Expenses:
Investment advisory fees (Note 6)	195,547	22,380	17,620	20,669
Operating services fees (Note 6)	78,219	2,798	1,762	2,297
Total Expenses	273,766	25,178	19,382	22,966
Net investment income (loss)	(263,580)	(6,078)	32,576	38,014
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	—	719,893	46,734	124,934
Swap contracts	—	—	25,437	—
Futures contracts	11,024,272	—	(518,332)	—
Net realized gain (loss)	11,024,272	719,893	(446,161)	124,934
Change in net unrealized appreciation (depreciation) on: Investment securities	—	929,103	1,537,728	3,288,115
Swap contracts	—	—	4,749	—
Futures contracts	7,513,549	—	(87,848)	—
Change in net unrealized appreciation	7,513,549	929,103	1,454,629	3,288,115
Net realized and unrealized gain	18,537,821	1,648,996	1,008,468	3,413,049
Net increase in net assets resulting from operations	$18,274,241	$1,642,918	$1,041,044	$3,451,063

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
42

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2021

	Direxion Flight to Safety Strategy ETF (Consolidated)	Direxion High Growth ETF	Direxion Hydrogen ETF[1]	Direxion Moonshot Innovators ETF[2]
Investment Income:
Dividend income	$162,638	$40,523	$52,608	$28,588
Interest income	183	1	1	25
Securities lending income	3,013	—	—	296,820
Total investment income	165,834	40,524	52,609	325,433
Expenses:
Investment advisory fees (Note 6)	25,669	15,522	11,342	339,957
Operating services fees (Note 6)	5,134	2,218	1,418	28,330
Total Expenses	30,803	17,740	12,760	368,287
Net investment income (loss)	135,031	22,784	39,849	(42,854)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	(118,956)	115,668	(247,640)	878,682
Foreign currency translation	—	—	(6,309)	—
In-kind redemptions	(9,695)	—	—	15,248,011
Futures contracts	(188,900)	—	—	—
Net realized gain (loss)	(317,551)	115,668	(253,949)	16,126,693
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,102,969)	1,923,875	197,688	(56,389,264)
Futures contracts	88,880	—	—	—
Change in net unrealized appreciation (depreciation)	(1,014,089)	1,923,875	197,688	(56,389,264)
Net realized and unrealized gain (loss)	(1,331,640)	2,039,543	(56,261)	(40,262,571)
Net increase (decrease) in net assets resulting from operations	$(1,196,609)	$2,062,327	$(16,412)	$(40,305,425)

1  Represents the period from March 25, 2021 (commencement of operations) to April 30, 2021.

2  Represents the period from November 12, 2020 (commencement of operations) to April 30, 2021.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
43

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2021

	Direxion MSCI USA ESG – Leaders vs. Laggards ETF	Direxion NASDAQ-100® Equal Weighted Index Shares	Direxion S&P 500® High minus Low Quality ETF	Direxion Work From Home ETF
Investment Income:
Dividend income	$83,757	$1,612,080	$77,186	$515,522
Interest income	47	32	102	40
Securities lending income	64	2,916	—	80,033
Total investment income	83,868	1,615,028	77,288	595,595
Expenses:
Investment advisory fees (Note 6)	17,225	534,286	14,630	292,500
Operating services fees (Note 6)	2,461	89,048	2,439	36,562
Total Expenses	19,686	623,334	17,069	329,062
Net investment income	64,182	991,694	60,219	266,533
Net realized and unrealized gain (loss) on investments:
Net realized on:
Investment securities	759,304	9,436,368	932,489	5,481,937
Foreign currency translation	—	—	—	—
In-kind redemptions	—	9,613,596	—	16,987,487
Swap contracts	172,280	—	412,904	—
Net realized gain	931,584	19,049,964	1,345,393	22,469,424
Change in net unrealized appreciation (depreciation) on:
Investment securities	1,564,887	58,366,509	1,085,152	20,699,258
Swap contracts	(487,386)	—	(503,203)	—
Change in net unrealized appreciation	1,077,501	58,366,509	581,949	20,699,258
Net realized and unrealized gain	2,009,085	77,416,473	1,927,342	43,168,682
Net increase in net assets resulting from operations	$2,073,267	$78,408,167	$1,987,561	$43,435,215
The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
44

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2021

	Direxion World Without Waste ETF[1]	Direxion Russell 1000® Growth Over Value ETF	Direxion Russell 1000® Value Over Growth ETF
Investment Income:
Dividend income	$8,385	$63,291	$280,348
Interest income	7	93	221
Securities lending income	22	11	11
Total investment income	8,414	63,395	280,580
Expenses:
Investment advisory fees (Note 6)	8,886	42,668	65,459
Operating services fees (Note 6)	988	5,333	8,182
Interest expense	—	64	169
Total Expenses	9,874	48,065	73,810
Net investment income (loss)	(1,460)	15,330	206,770
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	326,359	(12,112)	—
In-kind redemptions	—	6,321,268	3,035,935
Swap contracts	—	(79,446)	(659,773)
Net realized gain	326,359	6,229,710	2,376,162
Change in net unrealized appreciation (depreciation) on:
Investment securities	(20,504)	(1,101,004)	5,373,609
Swap contracts	—	(838,131)	2,196,277
Change in net unrealized appreciation (depreciation)	(20,504)	(1,939,135)	7,569,886
Net realized and unrealized gain	305,855	4,290,575	9,946,048
Net increase in net assets resulting from operations	$304,395	$4,305,905	$10,152,818

1  Represents the period from December 17, 2020 (commencement of operations) to April 30, 2021.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
45

Statements of Changes in Net Assets

	Direxion Auspice Broad Commodity Strategy ETF (Consolidated)		Direxion Connected Consumer ETF
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	For the Period August 25, 2020[1] through October 31, 2020
Operations:
Net investment loss	$(263,580)	$(37,071)	$(6,078)	$(687)
Net realized gain (loss)	11,024,272	(652,619)	719,893	108,910
Change in net unrealized appreciation (depreciation)	7,513,549	260,270	929,103	(57,719)
Net increase (decrease) in net assets resulting from operations	18,274,241	(429,420)	1,642,918	50,504
Distributions to shareholders:
Net distributions to shareholders	—	(74,461)	(134,243)	—
Return of capital	—	(46,911)	—	—
Total distributions	—	(121,372)	(134,243)	—
Capital share transactions:
Proceeds from shares sold	83,341,347	19,405,545	1,761,175	8,853,945
Cost of shares redeemed	—	(17,274,061)	—	—
Transaction fees (Note 4)	8,334	5,395	—	625
Net increase in net assets resulting from capital transactions	83,349,681	2,136,879	1,761,175	8,854,570
Total increase in net assets	101,623,922	1,586,087	3,269,850	8,905,074
Net assets:
Beginning of year/period	43,945,858	42,359,771	8,905,074	—
End of year/period	$145,569,780	$43,945,858	$12,174,924	$8,905,074
Changes in shares outstanding
Shares outstanding, beginning of year/period	1,900,001	1,800,001	175,001	—
Shares sold	3,050,000	850,000	25,000	175,001
Shares repurchased	—	(750,000)	—	—
Shares outstanding, end of year/period	4,950,001	1,900,001	200,001	175,001

1  Commencement of Operations.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
46

Statements of Changes in Net Assets

	Direxion Dynamic Hedge ETF		Direxion Fallen Knives ETF
	Six Months Ended April 30, 2021 (Unaudited)	For the Period June 11, 2020[1] through October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	For the Period June 11, 2020[1] through October 31, 2020
Operations:
Net investment income	$32,576	$34,133	$38,014	$8,214
Net realized gain (loss)	(446,161)	(317,314)	124,934	464,668
Change in net unrealized appreciation	1,454,629	208,791	3,288,115	128,497
Net increase (decrease) in net assets resulting from operations	1,041,044	(74,390)	3,451,063	601,379
Distributions to shareholders:
Net distributions to shareholders	(33,372)	(21,371)	(497,492)	(4,961)
Total distributions	(33,372)	(21,371)	(497,492)	(4,961)
Capital share transactions:
Proceeds from shares sold	1,333,878	6,250,050	1,815,722	6,250,050
Cost of shares redeemed	—	—	—	—
Transaction fees (Note 4)	133	—	—	—
Net increase in net assets resulting from capital transactions	1,334,011	6,250,050	1,815,722	6,250,050
Total increase in net assets	2,341,683	6,154,289	4,769,293	6,846,468
Net assets:
Beginning of year/period	6,154,289	—	6,846,468	—
End of year/period	$8,495,972	$6,154,289	$11,615,761	$6,846,468
Changes in shares outstanding
Shares outstanding, beginning of year/period	125,001	—	125,001	—
Shares sold	25,000	125,001	25,000	125,001
Shares repurchased	—	—	—	—
Shares outstanding, end of year/period	150,001	125,001	150,001	125,001

1  Commencement of Operations.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
47

Statements of Changes in Net Assets

	Direxion Flight to Safety Strategy ETF (Consolidated)		Direxion High Growth ETF
	Six Months Ended April 30, 2021 (Unaudited)	For the Period February 5, 2020[1] through October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	For the Period June 11, 2020[1] through October 31, 2020
Operations:
Net investment income	$135,031	$273,893	$22,784	$7,138
Net realized gain (loss)	(317,551)	649,100	115,668	(207,660)
Change in net unrealized appreciation (depreciation)	(1,014,089)	901,981	1,923,875	249,337
Net increase (decrease) in net assets resulting from operations	(1,196,609)	1,824,974	2,062,327	48,815
Distributions to shareholders:
Net distributions to shareholders	(585,415)	(261,007)	(20,397)	(6,374)
Total distributions	(585,415)	(261,007)	(20,397)	(6,374)
Capital share transactions:
Proceeds from shares sold	—	36,165,142	—	7,651,332
Cost of shares redeemed	(7,407,622)	(12,828,778)	—	—
Transaction fees (Note 4)	235	6,116	—	—
Net increase (decrease) in net assets resulting from capital transactions	(7,407,387)	23,342,480	—	7,651,332
Total increase (decrease) in net assets	(9,189,411)	24,906,447	2,041,930	7,693,773
Net assets:
Beginning of year/period	24,906,447	—	7,693,773	—
End of year/period	$15,717,036	$24,906,447	$9,735,703	$7,693,773
Changes in shares outstanding
Shares outstanding, beginning of year/period	475,001	—	150,001	—
Shares sold	—	725,001	—	150,001
Shares repurchased	(150,000)	(250,000)	—	—
Shares outstanding, end of year/period	325,001	475,001	150,001	150,001

1  Commencement of Operations.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
48

Statements of Changes in Net Assets

	Direxion Hydrogen ETF	Direxion Moonshot Innovators ETF
	For the Period March 25, 2021[1] through April 30, 2021 (Unaudited)	For the Period November 12, 2020[1] through April 30, 2021 (Unaudited)
Operations:
Net investment income (loss)	$39,849	$(42,854)
Net realized gain (loss)	(253,949)	16,126,693
Change in net unrealized appreciation (depreciation)	197,688	(56,389,264)
Net decrease in net assets resulting from operations	(16,412)	(40,305,425)
Distributions to shareholders:
Net distributions to shareholders	—	—
Capital share transactions:
Proceeds from shares sold	32,403,742	344,190,243
Cost of shares redeemed	—	(84,085,206)
Net increase in net assets resulting from capital transactions	32,403,742	260,105,037
Total increase in net assets	32,387,330	219,799,612
Net assets:
Beginning of period	—	—
End of period	$32,387,330	$219,799,612
Changes in shares outstanding
Shares outstanding, beginning of period	—	—
Shares sold	1,350,002	8,175,001
Shares repurchased	—	(2,200,000)
Shares outstanding, end of period	1,350,002	5,975,001

1  Commencement of Operations.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
49

Statements of Changes in Net Assets

	Direxion MSCI USA ESG – Leaders vs. Laggards ETF		Direxion NASDAQ-100® Equal Weighted Index Shares
	Six Months Ended April 30, 2021 (Unaudited)	For the Period February 5, 2020[1] through October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
Operations:
Net investment income	$64,182	$140,020	$991,694	$1,683,206
Net realized gain	931,584	448,063	19,049,964	28,910,404
Change in net unrealized appreciation	1,077,501	460,015	58,366,509	24,416,899
Net increase in net assets resulting from operations	2,073,267	1,048,098	78,408,167	55,010,509
Distributions to shareholders:
Net distributions to shareholders	(379,418)	(130,204)	(1,134,780)	(1,713,664)
Total distributions	(379,418)	(130,204)	(1,134,780)	(1,713,664)
Capital share transactions:
Proceeds from shares sold	—	12,500,050	46,216,698	81,330,505
Cost of shares redeemed	(4,428,495)	(2,679,747)	(23,145,023)	(75,990,671)
Transaction fees (Note 4)	745	1,340	—	—
Net increase (decrease) in net assets resulting from capital transactions	(4,427,750)	9,821,643	23,071,675	5,339,834
Total increase (decrease) in net assets	(2,733,901)	10,739,537	100,345,062	58,636,679
Net assets:
Beginning of year/period	10,739,537	—	274,199,245	215,562,566
End of year/period	$8,005,636	$10,739,537	$374,544,307	$274,199,245
Changes in shares outstanding
Shares outstanding, beginning of year/period	200,001	—	4,350,002	4,200,002
Shares sold	—	250,001	650,000	1,500,000
Shares repurchased	(75,000)	(50,000)	(300,000)	(1,350,000)
Shares outstanding, end of year/period	125,001	200,001	4,700,002	4,350,002

1  Commencement of Operations.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
50

Statements of Changes in Net Assets

	Direxion S&P 500® High minus Low Quality ETF		Direxion Work From Home ETF
	Six Months Ended April 30, 2021 (Unaudited)	For the Period February 5, 2020[1] through October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	For the Period June 25, 2020[1] through October 31, 2020
Operations:
Net investment income	$60,219	$131,070	$266,533	$259,666
Net realized gain (loss)	1,345,393	(588,943)	22,469,424	573,425
Change in net unrealized appreciation	581,949	918,425	20,699,258	587,006
Net increase in net assets resulting from operations	1,987,561	460,552	43,435,215	1,420,097
Distributions to shareholders:
Net distributions to shareholders	(54,315)	(120,816)	(1,366,943)	(68,991)
Total distributions	(54,315)	(120,816)	(1,366,943)	(68,991)
Capital share transactions:
Proceeds from shares sold	—	16,071,394	29,217,637	134,511,642
Cost of shares redeemed	(4,503,631)	(6,087,141)	(71,398,431)	(2,784,958)
Transaction fees (Note 4)	747	3,268	—	—
Net increase (decrease) in net assets resulting from capital transactions	(4,502,884)	9,987,521	(42,180,794)	131,726,684
Total increase (decrease) in net assets	(2,569,638)	10,327,257	(112,522)	133,077,790
Net assets:
Beginning of year/period	10,327,257	—	133,077,790	—
End of year/period	$7,757,619	$10,327,257	$132,965,268	$133,077,790
Changes in shares outstanding
Shares outstanding, beginning of year/period	200,001	—	2,475,001	—
Shares sold	—	325,001	450,000	2,525,001
Shares repurchased	(75,000)	(125,000)	(1,075,000)	(50,000)
Shares outstanding, end of year/period	125,001	200,001	1,850,001	2,475,001

1  Commencement of Operations.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
51

Statements of Changes in Net Assets

	Direxion World Without Waste ETF	Direxion Russell 1000® Growth Over Value ETF
	For the Period December 17, 2020[1] through April 30, 2021 (Unaudited)	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
Operations:
Net investment income (loss)	$(1,460)	$15,330	$106,425
Net realized gain	326,359	6,229,710	10,231,578
Change in net unrealized depreciation	(20,504)	(1,939,135)	(1,587,984)
Net increase in net assets resulting from operations	304,395	4,305,905	8,750,019
Distributions to shareholders:
Net distributions to shareholders	(84)	(39,505)	(115,792)
Total distributions	(84)	(39,505)	(115,792)
Capital share transactions:
Proceeds from shares sold	5,000,025	7,861,132	22,362,724
Cost of shares redeemed	—	(25,790,763)	(30,283,476)
Transaction fees (Note 4)	—	6,973	9,515
Net increase (decrease) in net assets resulting from capital transactions	5,000,025	(17,922,658)	(7,911,237)
Total increase (decrease) in net assets	5,304,336	(13,656,258)	722,990
Net assets:
Beginning of year/period	—	29,959,447	29,236,457
End of year/period	$5,304,336	$16,303,189	$29,959,447
Changes in shares outstanding
Shares outstanding, beginning of year/period	—	325,001	475,001
Shares sold	200,001	75,000	275,000
Shares repurchased	—	(250,000)	(425,000)
Shares outstanding, end of year/period	200,001	150,001	325,001

1  Commencement of Operations.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
52

Statements of Changes in Net Assets

	Direxion Russell 1000® Value Over Growth ETF
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
Operations:
Net investment income	$206,770	$478,496
Net realized gain	2,376,162	369,267
Change in net unrealized appreciation (depreciation)	7,569,886	(4,917,394)
Net increase (decrease) in net assets resulting from operations	10,152,818	(4,069,631)
Distributions to shareholders:
Net distributions to shareholders	(198,208)	(535,375)
Total distributions	(198,208)	(535,375)
Capital share transactions:
Proceeds from shares sold	21,893,272	9,376,580
Cost of shares redeemed	(14,963,538)	(16,702,106)
Transaction fees (Note 4)	7,632	5,904
Net increase (decrease) in net assets resulting from capital transactions	6,937,366	(7,319,622)
Total increase (decrease) in net assets	16,891,976	(11,924,628)
Net assets:
Beginning of year/period	19,762,240	31,686,868
End of year/period	$36,654,216	$19,762,240
Changes in shares outstanding
Shares outstanding, beginning of year/period	475,001	575,001
Shares sold	425,000	225,000
Shares repurchased	(275,000)	(325,000)
Shares outstanding, end of year/period	625,001	475,001

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
53

Financial Highlights

April 30, 2021

													RATIOS TO AVERAGE NET ASSETS[5]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Investment Income (Loss)[1,2]	Net Realized and Unrealized Gain (Loss) on Investments[3]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[4]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[6]	Total Expenses	Net Investment Income (Loss) After Expense Reimbursement	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) After Expense Reimbursement[2]	Portfolio Turnover Rate[7]
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)
For the Six Months Ended April 30, 2021 (Unaudited)	$23.13	$(0.09)	$(0.09)	$6.37	$6.28	$—	$—	$—	$—	$29.41	27.15%	$145,570	0.70%	0.70%	(0.67)%	0.70%	0.70%	(0.67)%	0%
For the Year Ended October 31, 2020	$23.53	(0.02)	(0.02)	(0.29)	(0.31)	(0.06)	—	(0.03)	(0.09)	$23.13	-1.31%	$43,946	0.70%	0.70%	(0.10)%	0.70%	0.70%	(0.10)%	0%
For the Year Ended October 31, 2019	$24.58	0.35	0.35	(0.77)	(0.42)	(0.63)	—	—	(0.63)	$23.53	-1.72%	$42,360	0.70%	0.79%	1.47%	0.70%	0.79%	1.47%	0%
For the Year Ended October 31, 2018	$23.82	0.20	0.20	0.72	0.92	(0.16)	—	—	(0.16)	$24.58	3.84%	$52,847	0.70%	0.84%	0.80%	0.70%	0.84%	0.80%	0%
For the Period March 30, 2017[8] through October 31, 2017	$25.00	0.01	0.01	(1.19)	(1.18)	—	—	—	—	$23.82	-4.72%	$11,911	0.70%	1.35%	0.07%	0.70%	1.35%	0.07%	0%
Direxion Connected Consumer ETF
For the Six Months Ended April 30, 2021 (Unaudited)	$50.89	(0.03)	(0.03)	10.78	10.75	(0.05)	(0.72)	—	(0.77)	$60.87	21.20%	$12,175	0.45%	0.45%	(0.11)%	0.45%	0.45%	(0.11)%	27%
For the Period August 25, 2020[8] through October 31, 2020	$50.00	0.00[9]	0.00[9]	0.89	0.89	—	—	—	—	$50.89	1.78%	$8,905	0.45%	0.45%	(0.05)%	0.45%	0.45%	(0.05)%	18%
Direxion Dynamic Hedge ETF
For the Six Months Ended April 30, 2021 (Unaudited)	$49.23	0.24	0.24	7.44	7.68	(0.27)	—	—	(0.27)	$56.64	15.65%	$8,496	0.55%	0.55%	0.92%	0.55%	0.55%	0.92%	5%
For the Period June 11, 2020[8] through October 31, 2020	$50.00	0.27	0.27	(0.87)	(0.60)	(0.17)	—	—	(0.17)	$49.23	-1.19%	$6,154	0.55%	0.55%	1.41%	0.55%	0.55%	1.41%	12%
Direxion Fallen Knives ETF
For the Six Months Ended April 30, 2021 (Unaudited)	$54.77	0.28	0.28	26.36	26.64	(0.25)	(3.72)	—	(3.97)	$77.44	50.14%	$11,616	0.50%	0.50%	0.83%	0.50%	0.50%	0.83%	6%
For the Period June 11, 2020[8] through October 31, 2020	$50.00	0.07	0.07	4.74	4.81	(0.04)	—	—	(0.04)	$54.77	9.63%	$6,846	0.50%	0.50%	0.32%	0.50%	0.50%	0.32%	115%
Direxion Flight to Safety Strategy ETF (Consolidated)
For the Six Months Ended April 30, 2021 (Unaudited)	$52.43	0.33	0.33	(3.17)	(2.84)	(1.23)	—	—	(1.23)	$48.36	-5.53%	$15,717	0.30%	0.30%	1.32%	0.30%	0.30%	1.32%	3%
For the Period February 5, 2020[8] through October 31, 2020	$50.00	0.53	0.53	2.38	2.91	(0.48)	—	—	(0.48)	$52.43	5.85%	$24,906	0.30%	0.30%	1.37%	0.30%	0.30%	1.37%	33%
Direxion High Growth ETF
For the Six Months Ended April 30, 2021 (Unaudited)	$51.29	0.15	0.15	13.60	13.75	(0.14)	—	—	(0.14)	$64.90	26.82%	$9,736	0.40%	0.40%	0.51%	0.40%	0.40%	0.51%	27%
For the Period June 11, 2020[8] through October 31, 2020	$50.00	0.05	0.05	1.28	1.33	(0.04)	—	—	(0.04)	$51.29	2.67%	$7,694	0.40%	0.40%	0.25%	0.40%	0.40%	0.25%	40%
Direxion Hydrogen ETF
For the Period March 25, 2021[8] through April 30, 2021 (Unaudited)	$25.00	0.03	0.03	(1.04)	(1.01)	—	—	—	—	$23.99	-4.04%	$32,387	0.45%	0.45%	1.41%	0.45%	0.45%	1.41%	6%
Direxion Moonshot Innovators ETF
For the Period November 12, 2020[8] through April 30, 2021 (Unaudited)	$25.00	(0.01)	(0.01)	11.80	11.79	—	—	—	—	$36.79	47.16%	$219,800	0.65%	0.65%	(0.08)%	0.65%	0.65%	(0.08)%	9%
Direxion MSCI USA ESG – Leaders vs. Laggards ETF
For the Six Months Ended April 30, 2021 (Unaudited)	$53.70	0.38	0.38	11.93	12.31	(0.37)	(1.60)	—	(1.97)	$64.04	23.36%	$8,006	0.40%	0.40%	1.30%	0.40%	0.40%	1.30%	22%
For the Period February 5, 2020[8] through October 31, 2020	$50.00	0.61	0.61	3.66	4.27	(0.57)	—	—	(0.57)	$53.70	8.66%	$10,740	0.40%	0.40%	1.63%	0.40%	0.40%	1.63%	66%
Direxion NASDAQ-100® Equal Weighted Index Shares
For the Six Months Ended April 30, 2021 (Unaudited)	$63.03	0.21	0.21	16.68	16.89	(0.20)	(0.03)	—	(0.23)	$79.69	26.83%	$374,544	0.35%	0.35%	0.56%	0.35%	0.35%	0.56%	18%
For the Year Ended October 31, 2020	$51.32	0.38	0.38	11.72	12.10	(0.39)	—	—	(0.39)	$63.03	23.69%	$274,199	0.35%	0.35%	0.67%	0.35%	0.35%	0.67%	35%
For the Year Ended October 31, 2019	$43.27	0.39	0.39	8.04	8.43	(0.38)	—	—	(0.38)	$51.32	19.59%	$215,563	0.35%	0.44%	0.82%	0.35%	0.44%	0.82%	28%
For the Year Ended October 31, 2018	$41.90	0.31	0.31	1.37	1.68	(0.31)	—	—	(0.31)	$43.27	3.98%	$179,574	0.35%	0.49%	0.68%	0.35%	0.49%	0.68%	27%
For the Year Ended October 31, 2017	$33.44	0.28	0.28	8.44	8.72	(0.26)	—	—	(0.26)	$41.90	26.16%	$144,561	0.35%	0.52%	0.73%	0.35%	0.52%	0.73%	31%
For the Year Ended October 31, 2016	$32.60	0.35	0.35	0.83	1.18	(0.34)	—	—	(0.34)	$33.44	3.68%	$83,589	0.35%	0.55%	1.11%	0.35%	0.55%	1.11%	35%
Direxion S&P 500® High minus Low Quality ETF
For the Six Months Ended April 30, 2021 (Unaudited)	$51.64	0.36	0.36	10.37	10.73	(0.31)	—	—	(0.31)	$62.06	20.82%	$7,758	0.35%	0.35%	1.23%	0.35%	0.35%	1.23%	29%
For the Period February 5, 2020[8] through October 31, 2020	$50.00	0.57	0.57	1.60	2.17	(0.53)	—	—	(0.53)	$51.64	4.46%	$10,327	0.35%	0.35%	1.57%	0.35%	0.35%	1.57%	106%
Direxion Work From Home ETF
For the Six Months Ended April 30, 2021 (Unaudited)	$53.77	0.12	0.12	18.54	18.66	(0.14)	(0.42)	—	(0.56)	$71.87	34.80%	$132,965	0.45%	0.45%	0.36%	0.45%	0.45%	0.36%	17%
For the Period June 25, 2020[8] through October 31, 2020	$50.00	0.15	0.15	3.65	3.80	(0.03)	—	—	(0.03)	$53.77	7.60%	$133,078	0.45%	0.45%	0.81%	0.45%	0.45%	0.81%	32%
Direxion World Without Waste ETF
For the Period December 17, 2020[8] through April 30, 2021 (Unaudited)	$25.00	(0.01)	(0.01)	1.53	1.52	0.00	—	—	—	$26.52	6.08%	$5,304	0.50%	0.50%	(0.07)%	0.50%	0.50%	(0.07)%	57%

The accompanying notes are an integral part of these financial statements.

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Financial Highlights

April 30, 2021

													RATIOS TO AVERAGE NET ASSETS[5]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Investment Income (Loss)[1,2]	Net Realized and Unrealized Gain (Loss) on Investments[3]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[4]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[6]	Total Expenses	Net Investment Income (Loss) After Expense Reimbursement	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) After Expense Reimbursement[2]	Portfolio Turnover Rate[7]
Direxion Russell 1000® Growth Over Value ETF
For the Six Months Ended April 30, 2021 (Unaudited)	$92.18	$0.07	$0.07	$16.60	$16.67	$(0.16)	$—	$—	$(0.16)	$108.69	18.09%	$16,303	0.45%	0.45%	0.14%	0.45%	0.45%	0.14%	0%
For the Year Ended October 31, 2020	$61.55	0.35	0.36	30.60	30.95	(0.32)	—	—	(0.32)	$92.18	50.43%	$29,959	0.47%	0.47%	0.45%	0.45%	0.45%	0.47%	12%
For the Period January 16, 2019[8] through October 31, 2019	$50.00	0.26	0.28	11.48	11.74	(0.19)	—	—	(0.19)	$61.55	23.50%	$29,236	0.49%	0.61%	0.56%	0.45%	0.57%	0.60%	13%
Direxion Russell 1000® Value Over Growth ETF
For the Six Months Ended April 30, 2021 (Unaudited)	$41.60	0.33	0.33	16.99	17.32	(0.27)	—	—	(0.27)	$58.65	41.79%	$36,654	0.45%	0.45%	1.26%	0.45%	0.45%	1.26%	0%
For the Year Ended October 31, 2020	$55.11	1.05	1.06	(13.54)	(12.49)	(1.02)	—	—	(1.02)	$41.60	-23.00%	$19,762	0.46%	0.46%	2.24%	0.45%	0.45%	2.25%	0%
For the Period January 16, 2019[8] through October 31, 2019	$50.00	0.71	0.71	4.81	5.52	(0.41)	—	—	(0.41)	$55.11	11.06%	$31,687	0.46%	0.59%	1.69%	0.45%	0.58%	1.70%	0%

1  Net investment income (loss) per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout each period.

2  Excludes interest expense and extraordinary expenses which comprise of tax and litigation expenses.

3  Due to the timing of sales and redemptions of capital shares, the net realized and unrealized gain (loss) per share will not equal the Fund's changes in net realized and unrealized gain (loss) on investments, in-kind redemptions, futures and swaps for the period.

4  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the years ended October 31, 2016 through October 31, 2019, the total return would have been lower if certain expenses had not been reimbursed/waived by the investment advisor.

5  For periods less than a year, these ratios are annualized.

6  For the years ended October 31, 2016 through October 31, 2019, net expenses include affects of any reimbursement/waiver or recoupment.

7  Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund's capital shares. Portfolio turnover rate does not include effects of turnover of the swap and future contracts portfolio. Short-term securities with maturities less than or equal to 365 days are also excluded from portfolio turnover calculation.

8  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

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Direxion Shares ETF Trust

Notes to the Financial Statements (Unaudited)

April 30, 2021

1.  ORGANIZATION

The Direxion Shares ETF Trust (the "Trust") is a Delaware statutory trust formed on April 23, 2008 and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is a registered investment company that has 75 separate series (each, a "Fund" and together the "Funds"). 15 of these Funds are included in this report:

Direxion Auspice Broad Commodity Strategy ETF (Consolidated)
Direxion Connected Consumer ETF
Direxion Dynamic Hedge ETF
Direxion Fallen Knives ETF
Direxion Flight to Safety ETF (Consolidated)
Direxion High Growth ETF
Direxion Hydrogen ETF
Direxion Moonshot Innovators ETF
Direxion MSCI USA ESG – Leaders vs. Laggards ETF
Direxion NASDAQ-100® Equal Weighted Index Shares
Direxion S&P 500® High minus Low Quality ETF
Direxion Work From Home ETF
Direxion World Without Waste ETF
Direxion Russell 1000® Growth Over Value ETF
Direxion Russell 1000® Value Over Growth ETF

The Trust has evaluated the structure, objective and activities of the Funds and determined that they meet the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codifications ("ASC") 946, Financial Services-Investment Companies.

Rafferty Asset Management, LLC ("Rafferty") serves as investment adviser to the Funds. Rafferty has registered as a commodity pool operator ("CPO") and the Funds, with the exception of Direxion Connected Consumer ETF, Direxion Fallen Knives ETF, Direxion High Growth ETF, Direxion Hydrogen ETF, Direxion Moonshot Innovators ETF, Direxion NASDAQ-100® Equal Weighted Index Shares, Direxion Work From Home ETF and Direxion World Without Waste ETF, are considered commodity pools under the Commodity Exchange Act (the "CEA"). Accordingly, Rafferty is subject to registration and regulation as a CPO under the CEA and must comply with various regulatory requirements under the CEA and the rules and regulations of the Commodity Futures Trading Commission and the National Futures Association, including investor protection requirements, antifraud provisions, disclosure requirements and reporting and recordkeeping requirements.

The Direxion Auspice Broad Commodity Strategy ETF (Consolidated) is managed to track the performance of the Auspice Broad Commodity Index. The Auspice Broad Commodity Index is a long/flat commodities index. A long/flat approach allows the Fund to attempt to take advantage of higher commodity prices, and at the same time shift into a cash position of an individual commodity that shows a downward trend in price. The Fund primarily invests in commodity and financial futures contracts directly and/or indirectly through its wholly-owned subsidiary, Direxion BCS Fund Ltd. ("BCS Fund"), in order to track the returns of the Auspice Broad Commodity Index within the limitation of the U.S. federal tax requirements applicable to regulated investment companies.

The Direxion Flight to Safety Strategy ETF (Consolidated) is managed to track the performance of the Solactive Flight to Safety Index. The Solactive Flight to Safety Index combines long-term U.S. treasury bonds, utility stocks, and gold to provide multi-asset defensive exposures. The Fund primarily invests in gold, U.S. listed large-capitalization utility stocks, and U.S. treasury bonds with remaining maturities of greater than 20 years. It also invests in commodity futures contracts directly and/or indirectly through its wholly-owned subsidiary, Direxion FTS Fund Ltd. ("FTS Fund"), in order to track the returns of the Solactive Flight to Safety Index within the limitation of the U.S. federal tax requirements applicable to regulated investment companies.

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Each Fund seeks investment results, before fees and expenses, that track the performance of the underlying index as listed below:

Funds	Index or Benchmark
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	Auspice Broad Commodity Index
Direxion Connected Consumer ETF	Solactive Connected Consumer Index
Direxion Dynamic Hedge ETF	Salt truVolTM US Large Cap Dynamic Hedge Index
Direxion Fallen Knives ETF	Indxx US Fallen Knives Index
Direxion Flight to Safety Strategy ETF (Consolidated)	Solactive Flight to Safety Index
Direxion High Growth ETF	Russell 1000® Hyper Growth Index
Direxion Hydrogen ETF	Indxx Global Hydrogen Index
Direxion Moonshot Innovators ETF	S&P Kensho Moonshots Index
Direxion MSCI USA ESG – Leaders vs. Laggards ETF	MSCI USA ESG Universal Top-Bottom 150/50 Return Spread Index
Direxion NASDAQ-100® Equal Weighted Index Shares	NASDAQ-100® Equal Weighted Index
Direxion S&P 500® High minus Low Quality ETF	S&P 500® 150/50 Quality 0.30% Decrement Index
Direxion Work From Home ETF	Solactive Remote Work Index
Direxion World Without Waste ETF	Indxx US Circular Economy Index
Direxion Russell 1000® Growth Over Value ETF	Russell 1000® Growth/Value 150/50 Net Spread Index
Direxion Russell 1000® Value Over Growth ETF	Russell 1000® Value/Growth 150/50 Net Spread Index

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP").

a) Cash Equivalents – The Funds consider investments in the Bank of New York Mellon Cash Reserve, a U.S. dollar-denominated deposit account offered through the Bank of New York Mellon, to be cash equivalents. The Funds are exposed to the credit risk of Bank of New York Mellon through these holdings of cash equivalents. These cash equivalents are presented on the Statements of Assets and Liabilities as "Cash equivalents" and were classified as Level 1 assets as of April 30, 2021.

b) Investment Valuation – The Net Asset Value ("NAV") per share of each Fund is determined daily, as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally at 4:00 p.m. Eastern time ("Valuation Time")), each day the NYSE is open for business. A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked prices is used. Securities primarily traded on the NASDAQ® Global Market ("NASDAQ") for which market quotations are readily available are valued using the NASDAQ® Official Closing Price ("NOCP") provided by NASDAQ each business day. Over-the-counter ("OTC") securities held by a Fund are valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges are valued at the last sales price of such securities or; if no sales price is reported, the mean of the last bid and asked price is used. Swap contracts are valued using the closing price of the underlying reference entity or the closing value of the underlying reference index. The Funds valued their investments in money market funds based on their daily net asset values. If the settlement price established by the exchange reflects trading after the Valuation Time, then the last sales price prior to Valuation Time will be used. Securities and swap contracts are fair valued as determined by the Rafferty under the supervision of the Board of Trustees (the "Board") in the following scenarios: a) reliable market quotations are not readily available; b) the Funds' pricing service does not provide a valuation for such securities; c) the Funds' pricing service provides a valuation that in the judgment of the Rafferty does not represent fair value; or d) the Fund or Rafferty believes the market price is stale.

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c) Swap Contracts – Each Fund may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a "notional amount" (i.e. the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index or industry sector). Each Fund enters into master netting agreements with counterparties to mitigate counterparty credit risk in derivative contracts. A Fund does not offset fair value amounts for derivative contracts and related cash collateral on the Statements of Assets and Liabilities arising from derivative contracts executed with the same counterparties under such master netting agreements. Each Fund's obligations are accrued daily and offset by any amounts owed to the Fund.

In a "long" equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Fund had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest and commission paid by the Fund on the notional amount. Payments may be made at the conclusion of the contract or periodically during its term. In certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. These swap contracts do not include the delivery of securities by the Funds to the counterparty. The net amount of the excess, if any, of the Fund's obligations owed over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by the Funds' custodian. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as "unrealized appreciation or depreciation on swaps" and when cash is exchanged, the gain or loss is recorded as "realized gains or losses on swaps".

Each Fund may enter into swap contracts that provide the opposite return of the underlying benchmark or security ("short" the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund will pay the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Funds will typically enter into equity swap agreements to obtain leverage in order to meet their investment objectives.

Accounting Standards Update No. 2013-01, "Disclosures about Offsetting Assets and Liabilities" ("ASU 2013-01"), requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2013-01 is limited in scope recognize derivative instruments accounted for under ASC 815, Derivatives and Hedging, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement of similar agreement.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including swap contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments' payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract specific for OTC derivatives (e.g. swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to the counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent

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amounts due to a Fund from its derivative counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Interest earned on collateral pledged to a counterparty is presented as part of Interest income on the Statements of Operations. Interest incurred on collateral received from a counterparty is presented as Interest expense on the Statements of Operations.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of April 30, 2021, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement are detailed in the following tables.

In the event of the counterparty's default, bankruptcy or any other event for which the counterparty cannot meet its obligations, a Fund bears the risk of loss equal to the amount of the daily appreciation owed to the Fund. This obligation represents the daily gain accrued to the Fund from the close of business day prior to this event to the day on which this event occurs and the counterparty can no longer meet its obligations. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is a party to a swap agreement is monitored by the Adviser. Shareholders may obtain swap counterparty financial statements at www.sec.gov. Swap contracts are subject to credit risk. Credit risk occurs when the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security. The counterparty to a swap contract might default on its obligations. In addition, the Funds have agreements with certain counterparties with which it trades swap contracts that contain credit risk-related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value and performance-based thresholds. The maximum exposure to the Funds in regard to potential counterparty default and credit-risk related contingent features at April 30, 2021 is detailed in the following tables. If such credit risk-related contingencies were triggered, the counterparties would have the option to terminate any positions open under the master netting agreement.

Description: Swap Contract

Counterparty: Credit Suisse Capital LLC

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Dynamic Hedge ETF	$763	$—	$—	$763	$—	$—	$—	$—
Direxion MSCI USA ESG – Leaders vs. Laggards ETF	—	—	—	—	614,033	—	614,033[1]	—
Direxion S&P 500® High minus Low Quality ETF	442,824	—	442,824	—	513,958	442,824	71,134[1]	—
Direxion Russell 1000® Growth Over Value ETF	529,378	—	529,378	—	747,470	529,378	218,092[1]	—
Direxion Russell 1000® Value Over Growth ETF	2,148,304	1,462,610	530,000	155,694	1,462,610	—	1,462,610[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

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Description: Swap Contract

Counterparty: UBS Securities LLC

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion MSCI USA ESG – Leaders vs. Laggards ETF	$482,319	$—	$450,000	$32,319	$—	$—	$—	$—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

d) Futures Contracts – Each Fund may purchase and sell futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against, changes in the values of commodities, equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. The Direxion Auspice Broad Commodity Strategy ETF (Consolidated), Direxion Dynamic Hedge ETF and Direxion Flight to Safety Strategy ETF (Consolidated) were invested in futures contracts as of the period ended April 30, 2021.

e) Risks of Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the fair value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible non-performance by the counterparty under the terms of the contract. The Funds designate cash, cash equivalents and liquid securities as collateral for written options, futures contracts, options on futures contracts and short positions. The Funds were not invested in any type of options during the period ended April 30, 2021.

f) Risks of Investing in Foreign Securities – Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Funds' returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws, accounting and financial reporting standards in foreign countries may require less disclosure than required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

g) Foreign Currency Translation – The accounting records of the Funds are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the Funds after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The Funds do not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are

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included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

h) Basis for Consolidation – The Direxion Auspice Broad Commodity Strategy ETF may invest up to 25% of its total assets in the Direxion BCS Fund Ltd. ("BCS Fund"). The BCS Fund, which is organized under the laws of the Cayman Islands, is wholly-owned and controlled by the Direxion Auspice Broad Commodity Strategy ETF. The BCS Fund acts as an investment vehicle to facilitate entering into certain investments for the Direxion Auspice Broad Commodity Strategy ETF consistent with the Fund's investment objectives and policies specified in its prospectus and statement of additional information and within the limitation of the U.S. federal tax requirements applicable to regulated investment companies. As of April 30, 2021, the net assets of the Direxion Auspice Broad Commodity Strategy ETF were $145,569,780 of which $27,359,411, or approximately 18.8%, represented the Direxion Auspice Broad Commodity Strategy ETF's ownership of all issued shares and voting rights of the BCS Fund. All intercompany balances, revenues and expenses have been eliminated in consolidation.

The Direxion Flight to Safety Strategy ETF may invest up to 25% of its total assets in the Direxion FTS Fund Ltd. ("FTS Fund"). The FTS Fund, which is organized under the laws of the Cayman Islands, is wholly-owned and controlled by the Direxion Flight to Safety Strategy ETF. The FTS Fund acts as an investment vehicle to facilitate entering into certain investments for the Direxion Flight to Safety Strategy ETF consistent with the Fund's investment objectives and policies specified in its prospectus and statement of additional information and within the limitation of the U.S. federal tax requirements applicable to regulated investment companies. As of April 30, 2021, the net assets of the Direxion Flight to Safety Strategy ETF were $15,717,036 of which $2,936,233, or approximately 18.7%, represented the Direxion Flight to Safety Strategy ETF's ownership of all issued shares and voting rights of the FTS Fund. All intercompany balances, revenues and expenses have been eliminated in consolidation.

i) Risks of Investing Commodity-Linked Derivatives – The Direxion Auspice Broad Commodity Strategy ETF and Direxion Flight to Safety Strategy ETF, through their investments in the subsidiary, may hold commodity-linked derivatives. Commodity-linked derivatives provide exposure, which may include long and/or short exposure, to the investment returns of physical commodities that trade in the commodities markets without investing directly in physical commodities. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, precious metals, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-linked derivatives will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. A highly liquid secondary market may not exist for certain commodity-linked derivatives, and there can be no assurance that one will develop. Commodity-linked derivatives were held during the period ended April 30, 2021.

j) Security Transactions – Investment transactions are recorded on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the identified cost, which is the same basis used for U.S. Federal income tax purposes, with the net sales proceeds.

k) Securities Lending – Each Fund may lend up to 33 1/3% of the value of the securities in their portfolios to approved brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, cash equivalents, or securities issued or guaranteed by the U.S. government. The collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. Government securities held as collateral, net of fee rebates paid to borrower and net of fees paid to the lending agent. The amount of fees depends on a number of factors including the security type and the length of the loan. In addition, a Fund will receive a fee from the borrower for non-cash collateral equal to a percentage of the

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market value of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. No more than 99% of the value of any security may be on loan at any time.

As of April 30, 2021, all securities on loan were collateralized by cash and/or U.S. government obligations. The cash received as collateral for securities on loan was invested in money market funds, whose maturities are overnight and continuous, and is disclosed in the Schedules of Investments. The securities on loan in each Fund are also disclosed in the Schedule of Investments. The total value of securities loaned and the value of the invested cash collateral are disclosed in the Statements of Assets and Liabilities. Non-cash collateral consists of U.S. Treasury securities and is not disclosed on the Statements of Assets and Liabilities as its held by the lending agent on behalf of the Funds, and the Funds do not have the ability to sell, reinvest or pledge those securities. Income earned by the Funds from securities lending is disclosed in the Statements of Operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds are contractually indemnified with the securities lending agent. Furthermore, the Funds require the value of the securities loaned to be computed daily at the close of the market and additional collateral be furnished, if required.

As of April 30, 2021, the market value of the securities loaned and the related cash and non-cash collateral received for securities lending were as follows:

Funds	Market Value of Securities Loaned	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Direxion Connected Consumer ETF	$553,576	$439,786	$141,841	$581,627
Direxion Hydrogen ETF	1,096,339	—	1,147,664	1,147,664
Direxion Moonshot Innovators ETF	41,410,857	23,197,121	23,769,633	46,966,754
Direxion NASDAQ-100® Equal Weighted Index Shares	7,624,682	8,031,980	—	8,031,980

l) Federal Income Taxes – Each Fund intends to make the requisite distributions of income and capital gains to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company. Therefore, no provision for U.S. Federal income tax has been made by the Funds.

The Funds may be subject to a nondeductible 4% U.S. excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. No Funds paid this excise tax during the period ended April 30, 2021.

m) Income and Expenses – Interest income, including amortization of premiums and discounts, is recognized on an accrual basis. Distributions are recorded on the ex-dividend date.

The Funds are charged for those expenses that are directly attributable to each series, such as advisory fees. Expenses that are not directly attributable to a series are generally allocated among the Trust's series in proportion to their respective average daily net assets. Expenses are charged to the Funds daily. Expenses are computed based on each Fund's respective average daily net assets. For additional discussion on expenses, refer to Note 6.

n) Distributions to Shareholders – Each Fund pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations, which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date.

o) Guarantees and Indemnifications – In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnification provisions pursuant to which the Funds agree to indemnify third parties upon the occurrence of specified events. The Funds' maximum exposure relating to these indemnification agreements is unknown. However, the Funds have not had prior claims or losses in connection with these provisions and believe the risk of loss is remote.

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p) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  INCOME TAX AND DISTRIBUTION INFORMATION

The tax character of distributions paid during the periods ended April 30, 2021 and October 31, 2020 are presented in the following table. The tax character of distributions to shareholders made during the periods may differ from their ultimate characterization for U.S. Federal income tax purposes.

	Year/Period Ended April 30, 2021 (Unaudited)			Year/Period Ended October 31, 2020
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$—	$—	$—	$74,461	$—	$46,911
Direxion Connected Consumer ETF[4]	134,243	—	—	—	—	—
Direxion Dynamic Hedge ETF[2]	33,372	—	—	21,371	—	—
Direxion Fallen Knives ETF[2]	497,492	—	—	4,961	—	—
Direxion Flight to Safety Strategy ETF (Consolidated)[1]	585,415	—	—	261,007	—	—
Direxion High Growth ETF[2]	20,397	—	—	6,374	—	—
Direxion Hydrogen ETF[7]	—	—	—	—	—	—
Direxion Moonshot Innovators ETF[5]	—	—	—	—	—	—
Direxion MSCI USA ESG – Leaders vs. Laggards ETF[1]	379,418	—	—	130,204	—	—
Direxion NASDAQ-100® Equal Weighted Index Shares	1,134,780	—	—	1,713,664	—	—
Direxion S&P 500® High minus Low Quality ETF[1]	54,315	—	—	120,816	—	—
Direxion Work From Home ETF[3]	1,366,943	—	—	68,991	—	—
Direxion World Without Waste ETF[6]	84	—	—	—	—	—
Direxion Russell 1000® Growth Over Value ETF	39,505	—	—	115,792	—	—
Direxion Russell 1000® Value Over Growth ETF	198,208	—	—	535,375	—	—

1  Commenced operations on February 5, 2020.

2  Commenced operations on June 11, 2020.

3  Commenced operations on June 25, 2020.

4  Commenced operations on August 25, 2020.

5  Commenced operations on November 12, 2020.

6  Commenced operations on December 17, 2020.

7  Commenced operations on March 25, 2021.
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At October 31, 2020, the components of accumulated earnings/(losses) on a tax-basis were as follows:

Funds	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Capital Gain	Other Accumulated Earnings (Losses)[1]	Total Accumulated Earnings (Losses)
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$600,825	$—	$—	$(109,271)	$491,554
Direxion Connected Consumer ETF	(83,738)	134,242	—	—	50,504
Direxion Dynamic Hedge ETF	120,943	12,762	—	(229,466)	(95,761)
Direxion Fallen Knives ETF	128,497	467,921	—	—	596,418
Direxion Flight to Safety Strategy ETF (Consolidated)	853,878	521,492	—	(277,199)	1,098,171
Direxion High Growth ETF	248,593	764	—	(206,916)	42,441
Direxion MSCI USA ESG – Leaders vs. Laggards ETF	459,307	328,303	—	—	787,610
Direxion NASDAQ-100® Equal Weighted Index Shares	45,244,220	223,632	—	—	45,467,852
Direxion S&P 500® High minus Low Quality ETF	665,498	10,209	—	(36,176)	639,531
Direxion Work From Home ETF	(204,373)	1,219,265	—	—	1,014,892
Direxion Russell 1000® Growth Over Value ETF	2,493,474	19,573	—	—	2,513,047
Direxion Russell 1000® Value Over Growth ETF	(3,108,091)	79,323	—	(1,400,695)	(4,429,463)

1  Other Accumulated Earnings (Losses) consist of capital loss carryover, qualified late year losses and organizational costs.

At April 30, 2021, the aggregate gross unrealized appreciation and depreciation of investments for U.S. Federal income tax purposes were as follows:

Funds	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$118,277,555	$—	$—	$—
Direxion Connected Consumer ETF	11,717,825	1,664,829	(793,445)	871,384
Direxion Dynamic Hedge ETF	6,397,851	1,662,657	—	1,662,657
Direxion Fallen Knives ETF	8,202,759	3,617,482	(200,869)	3,416,612
Direxion Flight to Safety Strategy ETF (Consolidated)	14,983,541	472,376	(612,934)	(140,558)
Direxion High Growth ETF	7,560,471	2,232,290	(59,078)	2,173,212
Direxion Hydrogen ETF	32,122,488	1,358,056	(1,160,368)	197,688
Direxion Moonshot Innovators ETF	327,704,825	3,338,239	(59,727,503)	(56,389,264)
Direxion MSCI USA ESG – Leaders vs. Laggards ETF	6,791,039	1,697,727	(28,497)	1,669,230
Direxion NASDAQ-100® Equal Weighted Index Shares	275,772,801	108,960,649	(2,547,270)	106,413,379
Direxion S&P 500® High minus Low Quality ETF	6,253,660	1,608,593	(37,085)	1,571,508
Direxion Work From Home ETF	111,726,026	24,565,510	(3,279,246)	21,286,264
Direxion World Without Waste ETF	5,326,525	305,294	(325,798)	(20,504)
Direxion Russell 1000® Growth Over Value ETF	14,628,703	1,521,054	—	1,521,054
Direxion Russell 1000® Value Over Growth ETF	31,883,344	4,981,800	—	4,981,800

The difference between the book cost of investments and the tax cost of investments is primarily attributable to tax deferral of losses on wash sales and basis adjustments on investments in real estate investment trusts ("REITs").

In order to meet certain U.S. excise tax distribution requirements, each Fund is required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, these Funds are permitted for tax purposes to defer

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into their next fiscal year qualified late year losses. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, October 31, 2020.

At October 31, 2020, these Funds deferred, on a tax basis, qualified late year losses of:

Funds	Ordinary Late Year Loss Deferral
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$105,063
Direxion Connected Consumer ETF	—
Direxion Dynamic Hedge ETF	—
Direxion Fallen Knives ETF	—
Direxion Flight to Safety Strategy ETF (Consolidated)	—
Direxion High Growth ETF	—
Direxion MSCI USA ESG – Leaders vs. Laggards ETF	—
Direxion NASDAQ-100® Equal Weighted Index Shares	—
Direxion S&P 500® High minus Low Quality ETF	—
Direxion Work From Home ETF	—
Direxion Russell 1000® Growth Over Value ETF	—
Direxion Russell 1000® Value Over Growth ETF	—

Under current law, each Fund may carry forward net capital losses indefinitely to use to offset capital gains realized in future years and their character is retained as either short-term and/or long-term.

At October 31, 2020, for U.S. Federal income tax purposes, the following Funds had capital loss carryforwards available to offset future capital gains:

Funds	Utilized in Current Year	Unlimited ST	Unlimited LT
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$—	$—	$—
Direxion Connected Consumer ETF	—	—	—
Direxion Dynamic Hedge ETF	—	68,620	160,846
Direxion Fallen Knives ETF	—	—	—
Direxion Flight to Safety Strategy ETF (Consolidated)	—	277,199	—
Direxion High Growth ETF	—	206,916	—
Direxion MSCI USA ESG – Leaders vs. Laggards ETF	—	—	—
Direxion NASDAQ-100® Equal Weighted Index Shares	3,119,349	—	—
Direxion S&P 500® High minus Low Quality ETF	—	36,176	—
Direxion Work From Home ETF	—	—	—
Direxion Russell 1000® Growth Over Value ETF	715,417	—	—
Direxion Russell 1000® Value Over Growth ETF	57,298	1,400,695	—

The Funds follow authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management has reviewed all open tax years and concluded that there is no effect to the Funds' financial positions or results of operations and no tax liability was required to be recorded resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During this period, the Funds did not incur any interest or penalties. Open tax years are those years that are open for examination by the relevant income taxing authority. As of April 30, 2021, open U.S. Federal and state income tax years include the tax years ended October 31, 2018 through October 31, 2020. The Funds have no examinations in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

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4.  CREATION AND REDEMPTION TRANSACTIONS AND TRANSACTION FEES

Each Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares called "Creation Units." The number of shares in a Creation Unit for each respective Fund is as follows:

Fund	Number of shares per Creation Unit
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	50,000	shares
Direxion Connected Consumer ETF	25,000	shares
Direxion Dynamic Hedge ETF	25,000	shares
Direxion Fallen Knives ETF	25,000	shares
Direxion Flight to Safety Strategy ETF (Consolidated)	25,000	shares
Direxion High Growth ETF	25,000	shares
Direxion Hydrogen ETF	50,000	shares
Direxion Moonshot Innovators ETF	25,000	shares
Direxion MSCI USA ESG – Leaders vs. Laggards ETF	25,000	shares
Direxion NASDAQ-100® Equal Weighted Index Shares	50,000	shares
Direxion S&P 500® High minus Low Quality ETF	25,000	shares
Direxion Work From Home ETF	25,000	shares
Direxion World Without Waste ETF	25,000	shares
Direxion Russell 1000® Growth Over Value ETF	25,000	shares
Direxion Russell 1000® Value Over Growth ETF	25,000	shares

Creation Units of the Funds are issued and redeemed in cash and/or in-kind for securities included in the relevant underlying index. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Transactions in shares for each Fund include both cash and in-kind transactions and are disclosed in detail in the Statements of Changes in Net Assets.

Transaction fees are imposed to cover the costs associated with the issuance and redemption of Creation Units. There is a fixed and a variable component to the total transaction fee. A fixed transaction fee is paid to the transfer agent and is applicable to each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed. In addition, a variable transaction fee equal to a percentage of the value of each Creation Unit purchased or redeemed is applicable to each creation or redemption transaction and is paid to the Fund. Not all Funds will have a transaction fee associated with capital share activity for the year. Transaction fees received by each Fund are presented in the Capital Share Transaction section of the Statements of Changes in Net Assets.

5.  INVESTMENT TRANSACTIONS

The table below presents each Fund's investment transactions during the period ended April 30, 2021. Purchases represent the aggregate purchases of investments excluding the cost of in-kind purchases, short-term investment purchases, swaps and futures contracts. Sales represent the aggregate sales of investments excluding proceeds from in-kind sales, short-term investments, swaps and futures contracts. Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all proceeds from in-kind sales. The transactions for each of these categories are as follows:

Funds	Purchases	Sales	Purchases In-Kind	Sales In-Kind
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$—	$—	$—	$—
Direxion Connected Consumer ETF	3,571,423	3,025,115	1,761,583	—
Direxion Dynamic Hedge ETF	363,885	604,725	1,266,927	—
Direxion Fallen Knives ETF	559,088	1,030,154	1,816,004	—
Direxion Flight to Safety Strategy ETF (Consolidated)	653,509	6,769,949	—	1,824,309
Direxion High Growth ETF	2,384,925	2,388,854	—	—
Direxion Hydrogen ETF[3]	1,626,406	1,227,429	15,524,564	—
Direxion Moonshot Innovators ETF[1]	22,657,760	11,894,871	339,190,692	84,091,791
Direxion MSCI USA ESG – Leaders vs. Laggards ETF	2,081,319	6,935,844	—	—
Direxion NASDAQ-100® Equal Weighted Index Shares	63,285,370	63,589,955	46,238,458	23,153,865

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Funds	Purchases	Sales	Purchases In-Kind	Sales In-Kind
Direxion S&P 500® High minus Low Quality ETF	$2,610,573	$6,768,626	$—	$—
Direxion Work From Home ETF	24,195,482	25,098,410	29,210,557	71,359,546
Direxion World Without Waste ETF[2]	7,472,230	2,477,835	—	—
Direxion Russell 1000® Growth Over Value ETF	—	2,001,851	7,462,419	24,423,594
Direxion Russell 1000® Value Over Growth ETF	1,235,276	—	20,801,068	14,245,390

1  Represents the period from November 12, 2020 (commencement of operations) to April 30, 2021.

2  Represents the period from December 17, 2020 (commencement of operations) to April 30, 2021.

3  Represents the period from March 25, 2021 (commencement of operations) to April 30, 2021.

There were no purchases or sales of long-term U.S. Government securities in the Funds during the period ended April 30, 2021.

6.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

Under an Investment Advisory Agreement between each Adviser and the Trust, on behalf of each Fund, the Adviser provides a continuous investment program for each Fund's assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of each Fund, subject to the supervision of the Trustees. Pursuant to the Advisory Agreement, each Fund pays their respective Adviser an investment advisory fees at an annual rate based on its average daily net assets. These rates are as follows:

Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	0.50%
Direxion Connected Consumer ETF	0.40%
Direxion Dynamic Hedge ETF	0.50%
Direxion Fallen Knives ETF	0.45%
Direxion Flight to Safety Strategy ETF (Consolidated)	0.25%
Direxion High Growth ETF	0.35%
Direxion Hydrogen ETF	0.40%
Direxion Moonshot Innovators ETF	0.60%
Direxion MSCI USA ESG – Leaders vs. Laggards ETF	0.35%
Direxion NASDAQ-100® Equal Weighted Index Shares	0.30%
Direxion S&P 500® High minus Low Quality ETF	0.30%
Direxion Work From Home ETF	0.40%
Direxion World Without Waste ETF	0.45%
Direxion Russell 1000® Growth Over Value ETF	0.40%
Direxion Russell 1000® Value Over Growth ETF	0.40%

Additionally, the Trust has entered into a Management Services Agreement with Rafferty. Under the Management Services Agreement, the Trust pays Rafferty management service fees of 0.026% on the first $10,000,000,000 of the Trust's daily net assets and 0.024% on assets in excess of $10,000,000,000. This fee compensates Rafferty for performing certain management, administration and compliance functions related to the Trust.

The Funds have entered into an Operating Services Agreement. Under the Operating Services Agreement, Rafferty will pay all the expenses (with certain exceptions such as management fees, Rule 12b-1 fees and swap financing and related costs) of the Funds in exchange for a fee calculated based on the following rates multiplied by the respective average daily net assets of each Fund.

Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	0.20%
Direxion Connected Consumer ETF	0.05%
Direxion Dynamic Hedge ETF	0.05%
Direxion Fallen Knives ETF	0.05%
Direxion Flight to Safety Strategy ETF (Consolidated)	0.05%
Direxion High Growth ETF	0.05%
Direxion Hydrogen ETF	0.05%
Direxion Moonshot Innovators ETF	0.05%
Direxion MSCI USA ESG – Leaders vs. Laggards ETF	0.05%
Direxion NASDAQ-100® Equal Weighted Index Shares	0.05%

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Direxion S&P 500® High minus Low Quality ETF	0.05%
Direxion Work From Home ETF	0.05%
Direxion World Without Waste ETF	0.05%
Direxion Russell 1000® Growth Over Value ETF	0.05%
Direxion Russell 1000® Value Over Growth ETF	0.05%

The Board has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. In accordance with the Plan, each Fund is authorized to charge an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services. No 12b-1 fees were charged by any Fund.

7.  FAIR VALUE MEASUREMENTS

The Funds follow authoritative fair valuation accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities, in active markets, quoted prices for identical or similar securities in inactive markets, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds' investments at April 30, 2021:

	Asset Class						Liability Class
	Level 1					Level 2	Level 1	Level 2
Funds	Investment Companies	Common Stocks	Short Term Investments	Cash Equivalents	Futures Contracts*	Total Return Swap Contracts*	Futures Contracts*	Total Return Swap Contracts*
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$—	$—	$118,277,555	$20,026,658	$8,256,086	$—	$(141,712)	$—
Direxion Connected Consumer ETF	—	12,149,423	439,786	28,509	—	—	—	—
Direxion Dynamic Hedge ETF	8,060,508	—	—	215,227	—	763	—	—
Direxion Fallen Knives ETF	—	11,594,650	24,721	—	—	—	—	—
Direxion Flight to Safety Strategy ETF (Consolidated)	9,837,170	4,390,743	615,070	717,266	28,450	—	—	—
Direxion High Growth ETF	—	9,726,319	7,364	—	—	—	—	—
Direxion Hydrogen ETF	—	32,320,176	—	234,827	—	—	—	—
Direxion Moonshot Innovators ETF	—	219,699,722	28,418,718	—	—	—	—	—
Direxion MSCI USA ESG – Leaders vs. Laggards ETF	—	7,796,068	664,201	124,404	—	482,319	—	(614,033)

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	Asset Class						Liability Class
	Level 1					Level 2	Level 1	Level 2
Funds	Investment Companies	Common Stocks	Short Term Investments	Cash Equivalents	Futures Contracts*	Total Return Swap Contracts*	Futures Contracts*	Total Return Swap Contracts*
Direxion NASDAQ-100® Equal Weighted Index Shares	$—	$374,154,200	$8,031,980	$428,592	$—	$—	$—	$—
Direxion S&P 500® High minus Low Quality ETF	—	7,458,751	366,417	—	—	442,824	—	(513,958)
Direxion Work From Home ETF	—	132,880,116	132,174	—	—	—	—	—
Direxion World Without Waste ETF	—	5,300,250	5,771	—	—	—	—	—
Direxion Russell 1000® Growth Over Value ETF	15,464,141	—	685,616	101,161	—	529,378	—	(747,470)
Direxion Russell 1000® Value Over Growth ETF	34,596,562	—	2,268,582	—	—	2,148,304	—	(1,462,610)

For further detail on each asset class, see each Fund's Schedule of Investments.

*  Futures contracts and total return swap contracts are valued at the unrealized appreciation/(depreciation).

The Funds also follow authoritative accounting standards, which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, b) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and c) purchases and sales on a gross basis in the Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

8.  VALUATION OF DERIVATIVE INSTRUMENTS

The Funds follow authoritative standards of accounting for derivative instruments, which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enable investors to understand how and why a fund uses derivative instruments, how derivative instruments are accounted for and how derivative instruments affect a fund's financial position and results of operations.

Certain Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of April 30, 2021, certain Funds were invested in swap contracts. At April 30, 2021, the fair values of derivative instruments, by primary risk, were as follows:

	Asset Derivatives[1]
Swap Contracts Fund	Equity Risk	Total
Direxion Dynamic Hedge ETF	$763	$763
Direxion MSCI USA ESG – Leaders vs. Laggards ETF	482,319	482,319
Direxion S&P 500® High minus Low Quality ETF	442,824	442,824
Direxion Russell 1000® Growth Over Value ETF	529,378	529,378
Direxion Russell 1000® Value Over Growth ETF	2,148,304	2,148,304

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Futures Contracts* Fund	Equity Risk	Commodity Risk	Total
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$—	$8,114,374	$8,114,374
Direxion Flight to Safety Strategy ETF (Consolidated)	—	28,450	28,450

	Liability Derivatives[2]
Swap Contracts Fund	Equity Risk	Total
Direxion MSCI USA ESG – Leaders vs. Laggards ETF	$614,033	$614,033
Direxion S&P 500® High minus Low Quality ETF	513,958	513,958
Direxion Russell 1000® Growth Over Value ETF	747,470	747,470
Direxion Russell 1000® Value Over Growth ETF	1,462,610	1,462,610

1  Statements of Assets and Liabilities location: Unrealized appreciation on swap contracts.

2  Statements of Assets and Liabilities location: Unrealized depreciation on swap contracts.

*  Cumulative appreciation(depreciation) of futures contracts as reported in the Schedule of Investments.

  Only current day's variation margin, if any, is reported in the Statements of Assets and Liabilities.

Transactions in derivative instruments during the period ended April 30, 2021, by primary risk, were as follows:

		Net Realized Gain (Loss)[1]		Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Commodity Risk	Equity Risk	Commodity Risk
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	Futures Contracts	$—	$11,024,272	$—	$7,513,549
Direxion Dynamic Hedge ETF	Swap Contracts	25,437	—	4,749	—
Direxion Dynamic Hedge ETF	Futures Contracts	(518,332)	—	(87,848)	—
Direxion Flight to Safety Strategy ETF (Consolidated)	Futures Contracts	—	(188,900)	—	88,880
Direxion MSCI USA ESG – Leaders vs. Laggards ETF	Swap Contracts	172,280	—	(487,386)	—
Direxion S&P 500® High minus Low Quality ETF	Swap Contracts	412,904	—	(503,203)	—
Direxion Russell 1000® Growth Over Value ETF	Swap Contracts	(79,446)	—	(838,131)	—
Direxion Russell 1000® Value Over Growth ETF	Swap Contracts	(659,773)	—	2,196,277	—

1  Statements of Operations location: Net realized gain (loss) on swap and futures contracts.

2  Statements of Operations location: Change in net unrealized appreciation (depreciation) on swap and futures contracts.

For the period ended April 30, 2021, the volume of the derivatives held by the Funds was as follows:

	Quarterly Average Gross Notional Amounts
	Long Total Return Swap Contracts	Short Total Return Swap Contracts	Long Futures Contracts	Short Futures Contracts
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$—	$—	$68,659,345	$—
Direxion Connected Consumer ETF	—	—	—	—
Direxion Dynamic Hedge ETF	104,370	—	—	1,197,057
Direxion Fallen Knives ETF	—	—	—	—
Direxion Flight to Safety Strategy ETF (Consolidated)	—	—	1,466,107	—
Direxion High Growth ETF	—	—	—	—

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	Quarterly Average Gross Notional Amounts
	Long Total Return Swap Contracts	Short Total Return Swap Contracts	Long Futures Contracts	Short Futures Contracts
Direxion Hydrogen ETF	$—	$—	$—	$—
Direxion Moonshot Innovators ETF	—	—	—	—
Direxion MSCI USA ESG – Leaders vs. Laggards ETF	4,727,977	4,455,308	—	—
Direxion NASDAQ-100® Equal Weighted Index Shares	—	—	—	—
Direxion S&P 500® High minus Low Quality ETF	4,755,810	4,368,023	—	—
Direxion Work From Home ETF	—	—	—	—
Direxion World Without Waste ETF	—	—	—	—
Direxion Russell 1000® Growth Over Value ETF	11,380,186	10,757,269	—	—
Direxion Russell 1000® Value Over Growth ETF	14,817,926	13,068,753	—	—

The Funds utilize this volume of derivatives in order to obtain leverage in order to meet the investment objectives of each respective Fund.

9. PRINCIPAL RISKS

Below are some of the principal risks of investing in the Funds. Please refer to the Funds' prospectus for a full discussion.

Counterparty Risk – A Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Funds' counterparties are generally required to post collateral to the Funds to the extent of the Funds' daily exposure to such counterparties. However, to the extent any such collateral is insufficient, the Funds will be exposed to counterparty risk as described in this paragraph. In addition, there may be a delay associated with realization by the Funds of the collateral posted by such counterparties in the event of counterparty default or bankruptcy. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Sector Concentration Risk – The risk of concentrating investments in a limited number of issuers in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a Fund that does not concentrate its investments.

Daily Index Correlation/Tracking Risk – A number of factors may affect a Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a Fund will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. A number of factors may adversely affect a Fund's correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items, accounting standards, and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. A Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. In addition, a Fund may invest in securities or financial instruments not included in the index underlying its benchmark. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding annual index reconstitutions and other index rebalancing or reconstitution events may hinder the Funds' ability to meet their daily investment objective on that day. Each Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily investment objective.

Derivatives Risk – The Fund's investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund's other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions.

DIREXION SEMI-ANNUAL REPORT
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In addition, the Fund's investments in derivatives are subject to the following risks:

•  Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index. Swaps are subject to counterparty, valuation and leveraging risks.

•  Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. Futures contracts are subject to liquidity risks; there may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund's volatility. Futures contracts are also subject to leverage risk.

Foreign Securities Risk – Investments in foreign securities directly or indirectly through investments in exchange traded funds which track foreign securities involve greater risks than investing in domestic securities. As a result, the Funds' returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws, accounting and financial reporting standards in foreign countries may require less disclosure than required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

Currency Exchange Rate Risk – Changes in foreign currency exchange rates will affect the value of the Fund's investments in securities denominated in a country's currency. Generally, when the U.S. Dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any investments denominated in that currency. If the Fund is exposed to a limited number of currencies, any change in the value of these currencies could have a material impact on the Fund's net asset value.

Leverage Risk – Leverage offers a means of magnifying market movements into larger changes in an investment's value and provides greater investment exposure than an unleveraged investment. Swap and futures contracts may be used to create leverage. Certain Funds employ leveraged investment techniques to achieve its investment objective.

Liquidity Risk – In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which a Fund invests, a Fund might not be able to dispose of certain holdings quickly or at prices that represent fair market value in the judgment of the Adviser. Additionally, certain counterparties may have the ability to demand repayment at any time, thereby exposing the Fund to the risk that it may be required to liquidate investments at an inopportune time. This may prevent a Fund from limiting losses, realizing gains or from achieving a high correlation or inverse correlation with its underlying index.

Market Disruption Risk – Geopolitical and other events, including public health crises and natural disasters, have recently led to increased market volatility and significant market losses. Significant market volatility and market downturns may limit a Fund's ability to sell securities and the Fund's sales may exacerbate the market volatility and downturn. Under such circumstances, a Fund may have difficulty achieving its investment objective for one or more trading days, which may adversely impact the Fund's returns on those days and periods inclusive of those days. Alternatively, the Fund may incur higher costs in order to achieve its investment objective and may be forced to purchase and sell securities (including other ETFs' shares) at market prices that do not represent their fair value (including in the case of an ETF, its net asset value) or at

DIREXION SEMI-ANNUAL REPORT
72

times that result in differences between the price the Fund receives for the security and the market closing price of the security. Under those circumstances, the Fund's ability to track its index is likely to be adversely affected, the market price of Fund shares may reflect a greater premium or discount to net asset value, and bid-ask spreads in the Fund's shares may widen, resulting in increased transaction costs for secondary market purchasers and sellers. The Fund may also incur additional tracking error due to the use of other securities that are not perfectly correlated to the Fund's index.

The recent pandemic spread of the novel coronavirus known as COVID-19 has proven to be a market disrupting event. The impact of this virus, like other pandemics that may arise in the future, has negatively affected and may continue to negatively affect the economies of many nations, companies and the global securities and commodities markets, including by reducing liquidity in the markets. Adverse effects may be more pronounced for developing or emerging market countries that have less established health care systems. How long such events will last and whether they will continue or recur cannot be predicted.

10. SUBSEQUENT EVENTS

Management has performed an evaluation of subsequent events through the date of the financial statements were issued and has determined that no items require recognition or disclosure besides those noted below.

On June 21, 2021, certain Funds declared income distributions with an ex-date of June 22, 2021 and payable date of June 29, 2021. The specific Funds and per share amounts of the distributions are listed below.

Funds	Per Share Income Distribution
Direxion Dynamic Hedge ETF	$0.19943
Direxion Fallen Knives ETF	0.20685
Direxion Flight to Safety Strategy ETF (Consolidated)	0.37029
Direxion High Growth ETF	0.08826
Direxion Hydrogen ETF	0.05802
Direxion Moonshot Innovators ETF	0.03556
Direxion MSCI USA ESG – Leaders vs. Laggards ETF	0.26423
Direxion NASDAQ-100® Equal Weighted Index Shares	0.09672
Direxion S&P 500® High minus Low Quality ETF	0.23514
Direxion Work From Home ETF	0.08383
Direxion Russell 1000® Value Over Growth ETF	0.29598

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Direxion Shares ETF Trust

Supplemental Information (Unaudited)

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

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Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement

At meetings held on February 13, 2020, August 20, 2020, and February 10, 2021, the Board of Trustees (the "Board") of the Direxion Shares ETF Trust (the "ETF Trust") considered the approval of the Investment Advisory Agreement (the "Agreement") between Rafferty Asset Management, LLC (the "Adviser") and the ETF Trust, on behalf of the Direxion Moonshot Innovators ETF, Direxion World Without Waste ETF, and the Direxion Hydrogen ETF, respectively, each a series of the ETF Trust. Each such series is referred to herein as a "Fund" and collectively as the "Funds."

Following such consideration, the Board, including the trustees who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940 Act, as amended (the "Independent Trustees"), unanimously approved the Agreement on behalf of the relevant Funds. The Board, including the Independent Trustees, determined that the terms of the Agreement for the Funds were fair and reasonable and in the best interests of shareholders.

The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight or importance to different factors. For each Fund, the Board considered, among others, the following factors to the extent applicable: (1) the nature, extent, and quality of the services provided; (2) the projected profitability to the Adviser based upon its services to be provided to the Fund (3) the extent to which economies of scale might be realized as the Fund grows; (4) whether fee levels reflect these economies of scale, if any, for the benefit of the Fund's shareholders; (5) comparisons of services and fees with contracts entered into by the Adviser with other clients (such as institutional investors), if any; and (6) other benefits anticipated to be derived and identified by the Adviser from its relationship with the Fund.

Nature, Extent and Quality of Services Provided. The Board considered the nature, extent and quality of the services to be provided under the Agreement by the Adviser. Based on written materials received, a presentation from senior representatives of the Adviser and a discussion with the Adviser about its personnel, operations and financial condition, the Board considered the quality of the services provided by the Adviser under the Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser with principal responsibility for the Funds, as well as the capacity and integrity of the Adviser's senior management and staff. The Board noted that the Adviser has provided services to the ETF Trust since its inception date and has developed an expertise in managing funds with investment strategies similar to the Funds. The Board considered the Adviser's representation that it has the financial resources and appropriate staffing to manage the relevant Funds and to meet its fee waiver and expense obligations thereto. The Board considered that the Adviser will oversee all aspects of the operation of the Funds, including oversight of the Funds' service providers, and provide compliance services to the Funds. The Board observed that because the Funds had not commenced operations, they did not have any prior performance history. Under the totality of the circumstances, the Board determined that, in the exercise of its business judgment, the nature, extent and quality of the services to be provided by the Adviser to the Funds under the Agreement were fair and reasonable.

Costs of Services Provided to the Funds and Profits Realized.  The Board considered the fairness and reasonableness of the investment advisory fee rates to be paid to the Adviser by the Funds in light of the investment advisory services to be provided by the Adviser. The Board considered the fees to be paid to the Adviser on an annual basis, including pursuant to contractual fee waivers and expense reimbursement arrangements. The Board considered that the proposed advisory fee rate and net expense ratio for each Fund was similar to those of comparable exchange-traded funds and the same as those of similar series of the Trust.

The Board further considered the overall profitability of the Adviser's investment business and, because the Funds had not commenced operations and the Adviser had no prior profit data related to the Funds, the Board considered the break-even analysis provided by the Adviser for the Funds. The Board considered the significant drivers of cost for the Adviser including, but not limited to, intellectual capital, portfolio rebalancing, regulatory compliance, and entrepreneurial risk. Based on these considerations, the Board determined that, in the exercise of its business judgment, the costs of the services to be provided and any profits that may be realized under the Agreement was not excessive.

Economies of Scale.  The Board considered whether economies of scale may be realized by each Fund as it grows larger and the extent to which any such economies are reflected in contractual fee rates. Noting that the Funds had not yet commenced operations and did not yet have any assets, the Board concluded that economies of scale were not a material factor for the Board to consider in approving the agreement.

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Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement

Other Benefits.  The Board considered the Adviser's representations that its relationship with the Funds may enable it to attract assets to other funds. The Board also considered that the Adviser's overall business with brokerage firms may allow it to negotiate lower commission rates and get better execution for all of its portfolio trades. Based on these and other considerations, the Board determined that such benefits to the Adviser would likely not be material and, overall, would be reasonable.

Conclusion.  The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from counsel discussing the legal standards applicable to its consideration of the Agreement. Based on its review, including consideration of each of the factors referenced above, and its consideration of information received throughout the year from the Adviser, the Board determined, in the exercise of its business judgment, that the advisory arrangements, as outlined in the Agreement, were fair and reasonable in light of the services performed, or to be performed, expenses incurred, or to be incurred and such other matters as the Board considered relevant.

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Direxion Shares ETF Trust

Trustees and Officers

The business affairs of the Funds are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set below. The report includes additional information about the Funds' Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustee

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 53	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2008	Chief Executive Officer of Rafferty Asset Management, LLC, since 2021 – present; Managing Director of Rafferty Asset Management, LLC, January 1999 – January 2019 and Direxion Advisors, LLC, November 2017 – January 2019.	93	None.

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
David L. Driscoll Age: 51	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Partner, King Associates, LLP, since 2004; Board Advisor, University Common Real Estate, since 2012; Principal, Grey Oaks LLP since 2003; Member, Kendrick LLC, since 2006.	93	None.
Jacob C. Gaffey Age: 73	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Loomis & Co. since 2012; Partner, Bay Capital Advisors, LLC 2008 – 2012.	93	None.

(1)  Mr. O'Neill is affiliated with Rafferty and Direxion. Mr. O'Neill owns a beneficial interest in Rafferty.

(2)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 75 of the 79 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 14 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

DIREXION SEMI-ANNUAL REPORT
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Direxion Shares ETF Trust

Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Henry W. Mulholland Age: 58	Trustee	Lifetime of Trust until removal or resignation; Since 2017	Grove Hill Partners LLC, since 2016 as Managing Partner; Bank of America Merrill Lynch, 1990 – 2015, most recently as Managing Director and Head of Equities for Americas.	93	None.
Kathleen M. Berkery(3) Age: 53	Trustee	Lifetime of Trust until removal or resignation; Since 2019	Rynkar, Vail & Barrett, LLC, since 2018 as Manager – Trusts & Estates; Lee, Nolan & Koroghlian Life Planning Group, 2010 – 2017 as Financial Advisor.	93	None.

(2)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 75 of the 79 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 14 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

(3)  Ms. Berkery was elected as a Trustee on November 26, 2019.

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Direxion Shares ETF Trust

Trustees and Officers

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual's business address is 1301 Avenue of the Americas, 28th Floor, New York, New York 10019. As of the date of this report, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Principal Officers of the Trust

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 53	Chief Executive Officer	One Year; Since 2021	Chief Executive Officer, Rafferty Asset Management, LLC, since 2021; Managing Director of Rafferty Asset Management, LLC, January 1999 – January 2019 and Direxion Advisors, LLC, November 2017 – January 2019.	93	N/A
Patrick J. Rudnick Age: 47	Principal Executive Officer Principal Financial Officer	One Year; Since 2018 One Year; Since 2010	Senior Vice President, since March 2013, Rafferty Asset Management, LLC; Senior Vice President, since November 2017, Direxion Advisors, LLC.	N/A	N/A
Angela Brickl Age: 45	Chief Compliance Officer Secretary	One Year; Since 2018 One Year; Since 2011
			General Counsel, Rafferty Asset Management LLC, since October 2010 and Direxion Advisors, LLC, since November 2017; Chief Compliance Officer, Rafferty Asset Management, LLC, since September 2012 and Direxion Advisors, LLC, since November 2017.	N/A	N/A

(1)  Mr. O'Neill serves as Chairman of the Board of Trustees of the Direxion Funds, Direxion Insurance Trust, and the Direxion Shares ETF Trust.

(2)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 75 of the 79 funds registered with the SEC, the Direxion Funds which, as of the date of this SAI, offers for sale to the public 14 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this SAI, does not have any funds registered with the SEC.

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SEMI–ANNUAL REPORT APRIL 30, 2021

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  (800) 851-0511  www.direxioninvestments.com

Investment Adviser

Rafferty Asset Management, LLC
1301 Avenue of the Americas (6th Ave.), 28th Floor
New York, NY 10019

Administrator

U.S. Bancorp Fund Services, LLC
P.O. Box 1993
Milwaukee, WI 53201-1993

Transfer Agent, Custodian & Index Receipt Agent

The Bank of New York Mellon
101 Barclay Street
New York, New York 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP
220 South 6th Street
Minneapolis, MN 55402

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 01401
www.foreside.com

The Trust's Proxy Voting Policies are available without charge by calling 1-800-851-0511, or by accessing the SEC's website, at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent period ended June 30 (starting with the year ended June 30, 2005) is available without charge by calling 1-800-851-0511 or by accessing the SEC's website at www.sec.gov.

Each Fund's premium/discount information is available free of charge on the Funds' website, www.direxioninvestments.com or by calling (800) 851-0511.

The Trust files complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. The Funds' Part F of Form N-PORT (and Form N-Q prior to April 30, 2019) is available on the SEC's website at www.sec.gov.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•  Account applications or other forms on which you provide information,

•  Mail, e-mail, the telephone and our website, and

•  Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•  As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

•  We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders' nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the Semi-Annual Report.

DIREXION SEMI-ANNUAL REPORT

DIREXION SHARES ETF TRUST

SEMI–ANNUAL REPORT APRIL 30, 2021

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  www.direxioninvestments.com

1X BEAR FUNDS

Direxion Daily CSI 300 China A Share Bear 1X Shares

Direxion Daily S&P 500® Bear 1X Shares

2X BULL FUNDS	2X BEAR FUNDS
Direxion Daily CSI 300 China A Share Bull 2X Shares
Direxion Daily CSI China Internet Index Bull 2X Shares
Direxion Daily S&P 500® Bull 2X Shares
Direxion Daily Latin America Bull 2X Shares
Direxion Daily MSCI Brazil Bull 2X Shares
Direxion Daily MSCI India Bull 2X Shares
Direxion Daily Russia Bull 2X Shares
Direxion Daily Cloud Computing Bull 2X Shares	Direxion Daily Cloud Computing Bear 2X Shares
Direxion Daily Energy Bull 2X Shares	Direxion Daily Energy Bear 2X Shares
Direxion Daily Gold Miners Index Bull 2X Shares	Direxion Daily Gold Miners Index Bear 2X Shares
Direxion Daily Junior Gold Miners Index Bull 2X Shares	Direxion Daily Junior Gold Miners Index Bear 2X Shares
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares

You can find a Fund's prospectus, reports to shareholders, and other information about the Fund online at http://www.direxioninvestments.com/regulatory-documents. You can also get this information at no cost by calling (800) 851-0511 or by sending an email request to info@direxionfunds.com.

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from your financial intermediary such as a broker-dealer or bank. Instead, annual and semi-annual shareholder reports will be available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future annual and semi-annual shareholder reports in paper, free of charge. To elect to continue receive paper copies of shareholder reports through the mail or to otherwise change your delivery method, contact your financial intermediary or follow the instructions included with this disclosure. Your election to receive shareholder reports in paper will apply to all funds that you hold through the financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

Letter to Shareholders	4
Expense Example	11
Allocation of Portfolio Holdings	14
Schedules of Investments	15
Statements of Assets and Liabilities	39
Statements of Operations	44
Statements of Changes in Net Assets	49
Financial Highlights	59
Notes to the Financial Statements	63
Supplemental Information	89
Board Review of Investment Advisory Agreement	90
Trustees and Officers	92

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Letter to Shareholders

Dear Shareholders,

This Semi-Annual Report for the Direxion Shares exchange traded funds (the "ETFs") covers the period from November 1, 2020 to April 30, 2021 (the "Semi-Annual Period").

Market Review:

Worsening COVID-19 case counts in the U.S., along with a resurgence of the virus in Europe, bore fears of a second wave of infections, all while hopes of a vaccine began to materialize at the beginning of the Semi-Annual Period. Equity markets ended down for October as investors responded to economic lockdowns, stimulus hopes and the U.S. Presidential election. The election of Joseph Biden as President of the United States generated sharp returns for domestic equity markets in November, which was in direct contrast to what was previously, and widely, expected if a Democrat were to win the race. A pledge of significant monetary support from the Federal Reserve, coupled with stimulus for families and small businesses, served as necessary bolsters to an economy reeling from the pandemic. Hopes of an effective vaccine began to emerge in November as well. Emerging markets performed well during the fourth quarter of 2020, largely on the back of U.S. dollar weakness. Equities were mixed amid higher volatility to start 2021 due to slower than expected vaccine rollout, frenzied retail trading, and further stimulus expectations. Rising bond yields in February became a signal the economy was on the mend. On balance with dovish statements from the Federal Reserve, yields abated somewhat 2021 as the global economy attempts to navigate the road to a post-COVID economy. Marking one year since the beginning of the pandemic, equity markets benefitted from accommodative monetary policy, vaccine rollout and further stimulus in the U.S., while global economies balanced hopes for a return to a normal economy. To close the Semi-Annual Period, a strong earnings season, particularly among big tech names, served as further support for U.S. equities. Emerging markets, aided by a weaker U.S. dollar, were positive into Period-end, despite continuing the battle to emerge from the pandemic.

A supportive Federal Reserve, maintaining the favorable monetary policy put in place in March of 2020, increased expectations of inflation during the Semi-Annual Period. U.S. 10-year treasury yields were higher into the end of the 2020, yet still remained low overall. Into the New Year, stocks continued to push higher in the face of rising yields, driven up by a Democrat-controlled Congress and the hope for additional stimulus to be passed. Ongoing concerns over what higher inflation would mean for the Federal Reserve's monetary policy, and if they would be forced to lessen their accommodative policies sooner than later, were largely assuaged in March as the committee members continued to pledge support for an extended time period. U.S. 10-year treasury yields topped out near 1.74% in late March. Into Period end, a post-pandemic low in U.S. jobless claims was outweighed by the pressure of the call for higher capital gains taxes by President Biden, as yields fell from the March highs.

Direxion Shares Operational Review:

The discussion below relates to the performance of the ETFs for the Semi-Annual Period. The ETFs are leveraged and seek daily investment results, before fees and expenses, of -100% or 200% of the performance of a particular benchmark. All ETF returns are NAV (net asset value) returns.

The ETFs, as stated above, seek daily investment results. They do not seek to track a multiple of their respective benchmarks for periods of longer than one day and the performance of the ETFs over longer periods may not correlate to the benchmarks performance. The ETFs should not be held by investors for long periods and should be used as short-term trading vehicles. These products are not suitable for all investors and should be utilized only by sophisticated investors who understand the risks associated with the use of leverage, the consequences of seeking daily leveraged investment results and intend to actively monitor and manage their investments.

The ETFs with the word "Bear" in their name (the "Bear ETFs") attempt to provide investment results that correlate to -100% of the return of a benchmark, meaning that the Bear Funds attempt to move in the opposite, or inverse, direction of the target benchmark index.

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The ETFs with the word "Bull" in their name (the "Bull ETFs") attempt to provide investment results that correlate to 200% of the return of a benchmark, meaning the Bull Funds attempt to move in the same direction as the target benchmark index.

In seeking to achieve each ETF's daily investment results, Rafferty Asset Management, LLC ("Rafferty" or the "Adviser") relies upon a pre-determined investment model to generate orders resulting in repositioning each ETF's investments in accordance with its daily investment objective. Using this approach, Rafferty determines the type, quantity and mix of investment positions that it believes in combination should produce daily returns consistent with an ETF's objective. As a consequence, if an ETF is performing as designed, the return of the benchmark index will dictate the return for that ETF. Each ETF pursues its investment objective regardless of market conditions and does not take defensive positions.

Each ETF has a clearly articulated goal which requires the ETF to seek economic exposure significantly in excess of its net assets. To meet its objectives, each ETF invests in some combination of financial instruments, including derivatives. Each ETF invests significantly in derivatives, including swap agreements. Rafferty uses these types of investments to produce economically "leveraged" investment results. Leveraging allows Rafferty to generate a greater positive or negative return than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of an ETF.

The ETFs may use certain investment techniques, including investments in derivatives, which may be considered aggressive. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate dramatically over time. Additionally, use of such instruments may increase the volatility of the ETFs. The use of derivatives may expose the ETFs to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives, such as counterparty risk. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

Because each ETF seeks daily investment results of its relevant benchmark, a comparison of the return of the ETF to the relevant benchmark tells you little about whether an ETF has met its investment objective. To determine if an ETF has met its daily investment goals, Rafferty maintains models which indicate the expected performance of each ETF as compared to the underlying relevant index. The models do not take into account the ETF's expense ratio or any transaction or trading fees associated with creating or maintaining an ETF's portfolio.

Factors Affecting Performance of Bear ETFs:

Benchmark Performance – The daily performance of each ETF's benchmark index, and the factors and market conditions implicitly affecting that index, are the primary factors driving ETF performance. Given the daily goals, the series of daily index returns are most important. The market conditions that affected the benchmark indexes during the past year are described in the Market Review section.

Volatility and Compounding – The goal of the Bear ETFs is to provide the inverse of the daily return of an underlying index. Over periods longer than a single day, an ETF should not be expected to provide the inverse of the return of the underlying index. Due to the effects of compounding, a universal mathematical concept that applies to all investments, returns of the ETFs over longer periods are greater or less than the ETF's daily stated goal. Periods of high volatility that lack a clear trend hurt an ETF's performance while trending, low volatility markets enhance an ETF's performance.

Cost of Financing – In order to attain inverse exposure, a Bear ETF receives LIBOR plus or minus a spread as applied to the borrowed portion of the ETF's exposure. The spread varies by both Fund and counterparty and is a function of market demand, hedging costs, access to balance sheet, borrow volatility, current counterparty exposure and administrative costs associated with the swap counterparty. Generally for most of the Bear ETFs, the financing costs will have a positive effect on tracking. An increase in interest rates which effects the cost of financing will further impact an ETF's performance and ability to track its index.

Equity Dividends and Bond Interest – The Bear ETFs are negatively impacted by bond interest as they are obligated to pay interest, accrued on a daily basis. The Bear ETFs are also negatively impacted by index dividends as they are obligated to pay the dividends.

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Fees, Expenses, and Transaction Costs – Fees and expenses are listed in each ETF's prospectus and may be higher than many traditional index funds' fees, which cause a greater negative impact on ETF performance. Transactions costs are not included in the expense ratio of the ETFs. Transaction costs can be higher due to the ETF's use of derivatives, shorting securities, frequent creation and redemption activity, or trading securities that are comparatively less liquid.

Bear ETFs Performance Review:

The next discussion relates to the performance of the Bear ETFs for the Semi-Annual Period. The Bear ETFs seek daily investment results, before fees and expenses, of -100% of the performance of an underlying benchmark index, meaning that the Bear ETFs attempt to move in the opposite direction, or inverse, of their respective underlying benchmark index.

The Direxion Daily CSI 300 China A Share Bear 1X Shares seeks to provide -100% of the daily return of the CSI 300 Index. The CSI 300 Index is a modified free-float market capitalization weighted index comprised of the largest and most liquid stocks in the Chinese A-share market. Index constituent stocks must have been listed for more than three months (unless the stock's average daily A-share market capitalization since its initial listing ranks among the top 30 of all A-shares) and must not be experiencing obvious abnormal fluctuations or market manipulations. For the Semi-Annual Period, the CSI 300 Index returned 11.43%. The Direxion Daily CSI 300 China A Share Bear 1X Shares returned -15.15%, while the model indicated an expected return of -12.51%.

The Direxion Daily S&P 500® Bear 1X Shares seeks to provide -100% of the daily return of the S&P 500® Index. The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Standard & Poor's® selects the stocks comprising the S&P 500® Index on the basis of market capitalization, financial viability of the company and the public float, liquidity and price of a company's shares outstanding. The index is a float-adjusted, market capitalization-weighted index. For the Semi-Annual Period, the S&P 500® Index returned 28.85%. The Direxion Daily S&P 500® Bear 1X Shares -23.17%, while the model indicated an expected return of -23.18%.

Factors Affecting Performance of Bull ETFs:

Benchmark Performance – The daily performance of each ETF's benchmark index, and the factors and market conditions implicitly affecting that index, are the primary factors driving ETF performance. Given the daily goals, the series of daily index returns are most important. The market conditions that affected the benchmark indexes during the past year are described in the Market Review section.

Leverage – Each Bull ETF seeks daily investment results (before fees and expenses) of 200% of the performance of its respective underlying index. The use of leverage magnifies an ETF's gains or losses and increases the investment's risk and volatility.

Volatility and Compounding – The goal of the Bull ETFs is to provide two times the daily return of an underlying index. Over periods longer than a single day, an ETF should not be expected to provide two times the return of the underlying index. Due to the effects of compounding, a universal mathematical concept that applies to all investments, returns of the ETFs over longer periods are greater or less than the ETF's daily stated goal. Periods of high volatility that lack a clear trend hurt an ETF's performance while trending, low volatility markets enhance an ETF's performance.

Cost of Financing – In order to attain leveraged exposure, a Bull ETF incurs a cost of LIBOR plus or minus a spread as applied to the borrowed portion of the ETF's exposure. The spread varies by both Fund and counterparty and is a function of market demand, hedging costs, access to balance sheet, borrow volatility, current counterparty exposure and administrative costs associated with the swap counterparty. An increase in interest rates which effects the cost of financing will further impact an ETF's performance and ability to track its index.

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Optimized Baskets – Each Bull ETF holds a basket of equities designed to provide returns that track its underlying index. In order to decrease transaction costs, certain Bull ETFs hold only a representative sample, or optimized basket, that tracks closely over time, but deviates from its underlying index in the short-term.

Equity Dividends – Equity Bull ETFs are positively impacted by equity and index dividends as the ETFs receive those payments.

Fees, Expenses, and Transaction Costs – Fees and expenses are listed in each ETF's prospectus and may be higher than many traditional index ETFs' fees, which cause a greater negative impact on ETF performance. Transactions costs are not included in the expense ratio of the ETFs. Transaction costs can be higher due to the ETF's use of leverage, frequent creation and redemption activity, or trading securities that are comparatively less liquid.

Bull ETFs Performance Review:

The Direxion Daily CSI 300 China A Share Bull 2X Shares seeks to provide 200% of the daily return of the CSI 300 Index. The CSI 300 Index is a modified free-float market capitalization weighted index comprised of the largest and most liquid stocks in the Chinese A-share market. Index constituent stocks must have been listed for more than three months (unless the stock's average daily A-share market capitalization since its initial listing ranks among the top 30 of all A-shares) and must not be experiencing obvious abnormal fluctuations or market manipulations. For the Semi-Annual Period, the CSI 300 Index returned 11.43%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily CSI 300 China A Share Bull 2X Shares returned 25.93%, while the model indicated an expected return 21.07%.

The Direxion Daily CSI China Internet Index Bull 2X Shares seeks to provide 200% of the daily return of the CSI Overseas China Internet Index. The CSI Overseas China Internet Index is provided by China Securities Index Co., LTD. The index is designed to measure the performance of the investable universe of publicly traded China-based companies whose primary business or businesses are in the internet and internet-related sectors, as defined by the index sponsor, China Securities Index Co., Ltd. A China-based company is a company that meets at least one of the following criteria: 1) the company is incorporated in mainland China; 2) its headquarters are in mainland China; or 3) at least 50% of the revenue from goods produced or sold, or services performed in mainland China. The index provider then removes securities that during the past year had a daily average trading value of less than $500,000 or a daily average market capitalization of less than $500 million. For the Semi-Annual Period, the CSI Overseas China Internet Index returned 4.92%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily CSI China Internet Index Bull 2X Shares returned 0.33%, while the model indicated an expected return of 0.79%.

The Direxion Daily S&P 500® Bull 2X Shares seek to provide 200% of the daily return of the S&P 500® Index. The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Standard & Poor's® selects the stocks comprising the S&P 500® Index on the basis of market capitalization, financial viability of the company and the public float, liquidity and price of a company's shares outstanding. The index is a float-adjusted market capitalization-weighted index. For the Semi-Annual Period, the S&P 500® Index returned 28.85%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily S&P 500® Bull 2X Shares returned 63.39%, while the model indicated an expected return of 64.35%.

The Latin America Bull 2X Shares seeks to provide 200% of the daily return of the S&P® Latin America 40 Index. The S&P® Latin America 40 Index is an equity index or issuers drawn from five major Latin American markets: Brazil, Chile, Columbia, Mexico and Perú. It is designed for investors seeking broad market exposure through an index that is efficient to replicate. The index constituents are leading, large, liquid, blue-chip companies from the Latin American markets, and capturing 70% of their total market capitalization. For the Semi-Annual Period, the S&P® Latin America 40 Index returned 36.14%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Latin America Bull 2X Shares returned 75.93%, while the model indicated an expected return of 77.69%.

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The Direxion Daily MSCI Brazil Bull 2X Shares seeks to provide 200% of the daily return of the MSCI Brazil 25/50 Index. The MSCI Brazil 25/50 Index is designed to measure the performance of the large- and mid-capitalization segments of the Brazilian equity market, covering approximately 85% of the free float-adjusted market capitalization of Brazilian issuers. For the Semi-Annual Period, the MSCI Brazil 25/50 Index returned 33.40%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily MSCI Brazil Bull 2X Shares returned 66.30%, while the model indicated an expected return of 68.00%.

The Direxion Daily MSCI India Bull 2X Shares seeks to provide 200% of the daily return of the MSCI India Index. The MSCI India Index is designed to measure the performance of the large- and mid-capitalization segments of the Indian equity market, covering approximately 85% of companies in the Indian equity universe. For the Semi-Annual Period, the MSCI India Index returned 22.22%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily MSCI India Bull 2X Shares returned 44.73%, while the model indicated an expected return of 46.09%.

The Direxion Daily Russia Bull 2X Shares seeks to provide 200% of the daily return of the MVIS Russia Index. The MVIS Russia Index is a rules-based index, intended to represent the overall performance of publicly traded companies that are domiciled and primarily listed on an exchange in Russia or that are not Russian companies, but nonetheless generate at least 50% of their revenues in Russia. For the Semi-Annual Period, the MVIS Russia Index returned 37.83%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Russia Bull 2X Shares returned 82.92%, while the model indicated an expected return of 84.57%.

The Direxion Daily Cloud Computing Bull 2X Shares and the Direxion Daily Cloud Computing Bear 2X Shares seek to provide 200% and -200%, respectively, of the daily return of the Indxx USA Cloud Computing Index. The Indxx USA Cloud Computing Index is provided by Indxx, LLC. and includes domestic companies that deliver cloud computing infrastructure, platforms, or services. The companies included in the Index are involved in the delivery of computing services – servers, storage, databases, networking, software, analytics, and more, over the internet, which is often referred to as the "Cloud." The Index Provider has defined cloud computing to include three themes: Infrastructure as a service; Platform as a service; and Software as a service. Since the funds' inception on January 08, 2021, the The Indxx USA Cloud Computing Index returned -0.42%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Cloud Computing Bull 2X Shares returned -4.48%, while the model indicated an expected return of -4.01%. The Direxion Daily Cloud Computing Bear 2X Shares returned -8.76%, while the model indicated an expected return of -8.39%.

The Direxion Daily Energy Bull 2X Shares and the Direxion Daily Energy Bear 2X Shares seek to provide 200% and -200%, respectively, of the daily return of the Energy Select Sector Index. The Energy Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the energy sector which includes the following industries: oil, gas and consumable fuels; and energy equipment and services. For the Semi-Annual Period, the Energy Select Sector Index returned 76.38%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Energy Bull 2X Shares returned 183.84%, while the model indicated an expected return of 186.55%. The Direxion Daily Energy Bear 2X Shares returned -75.78%, while the model indicated an expected return of -75.66%.

The Direxion Daily Gold Miners Index Bull 2X Shares and the Direxion Daily Gold Miners Index Bear 2X Shares seek to provide 200% and -200%, respectively, of the daily return of the NYSE Arca Gold Miners Index. The NYSE Arca Gold Miners Index is a modified market capitalization weighted index comprised of publicly traded companies that operate globally in both developed and emerging markets, and are involved primarily in mining for gold and, to a lesser extent, in mining for silver. The index will limit the weight of companies whose revenues are more significantly exposed to silver mining to less than 20% of the index at each rebalance date. The index may include small- and mid-capitalization companies and foreign issuers For the Semi-Annual Period, the NYSE Arca Gold Miners Index returned -7.87%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate

DIREXION SEMI-ANNUAL REPORT
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expectations of annual performance of the ETFs. The Direxion Daily Gold Miners Index Bull 2X Shares returned -21.25%, while the model indicated an expected return of -20.18%. The Direxion Daily Gold Miners Index Bear 2X Shares returned -2.59%, while the model indicated an expected return of -2.25%.

The Direxion Daily Junior Gold Miners Index Bull 2X Shares and the Direxion Daily Junior Gold Miners Index Bear 2X Shares seek to provide 200% and -200%, respectively, of the daily return of the MVIS Global Junior Gold Miners Index. The MVIS Global Junior Gold Miners Index tracks the performance of foreign and domestic micro-, small- and mid-capitalization companies that generate, or demonstrate the potential to generate, at least 50% of their revenues from, or have at least 50% of their assets related to, gold mining and/or silver mining, hold real property or have mining projects that have the potential to produce at least 50% of the company's revenue from gold or silver mining when developed, or primarily invest in gold or silver. For the Semi-Annual Period, the MVIS Global Junior Gold Miners Index returned -9.42%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Junior Gold Miners Index Bull 2X Shares returned -26.26%, while the model indicated an expected return of -25.22%. The Direxion Daily Junior Gold Miners Index Bear 2X Shares returned -8.62%, while the model indicated an expected return of -8.40%.

The Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares sought to provide 200% of the daily return of the Indxx Global Robotics & Artificial Intelligence Thematic Index. The Indxx Global Robotics & Artificial Intelligence Thematic Index is designed to provide exposure to exchange-listed companies in developed markets that are expected to benefit from the adoption and utilization of robotics and/or artificial intelligence, including companies involved in developing industrial robots and production systems, automated inventory management, unmanned vehicles, voice/image/text recognition, and medical robots or robotic instruments, as defined by the index provider, Indxx. Companies must have a minimum market capitalization of $100 million and a minimum average daily turnover for the last 6 months greater than, or equal to, $2 million in order to be eligible for inclusion in the Index. For the Semi-Annual Period, the Indxx Global Robotics & Artificial Intelligence Thematic Index returned 23.93%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares returned 48.36%, while the model indicated an expected return of 49.98%.

The Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares and the Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares seek to provide 200% and -200%, respectively, of the daily return of the S&P Oil & Gas Exploration & Production Select Industry Index. The S&P Oil & Gas Exploration & Production Select Industry Index is provided by Standard & Poor's and includes domestic companies from the oil and gas exploration and production sub-industry. The index is designed to measure the performance of a sub-industry or group of sub-industries determined based on the Global Industry Classification Standards. For the stated period, the S&P Oil & Gas Exploration & Production Select Industry Index returned 100.05%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares returned 246.14%, while the model indicated an expected return of 250.02%. The Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares returned -84.22%, while the model indicated an expected return of -84.12%.

As always, we thank you for using the Direxion Shares ETFs and we look forward to our mutual success.

Best Regards,

Patrick Rudnick Principal Executive Officer Principal Financial Officer

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An investor should carefully consider a Fund's investment objective, risks, charges, and expenses before investing. A Fund's prospectus and summary prospectus contain this and other information about the Direxion Shares. To obtain a Fund's prospectus and summary prospectus call 866-476-7523 or visit our website at direxion.com. A Fund's prospectus and summary prospectus should be read carefully before investing.

Investing in a Direxion Shares ETF may be more volatile than investing in broadly diversified funds. The use of leverage by an ETF increases the risk to the ETF. The Direxion Shares ETFs are not suitable for all investors and should be utilized only by sophisticated investors who understand leverage risk, consequences of seeking daily leveraged, or daily inverse leveraged, investment results and intend to actively monitor and manage their investment. The Direxion Shares ETFs are not designed to track their respective underlying indices over a period of time longer than one day.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. For the most recent month-end performance please visit the funds website at direxion.com.

Short-term performance, in particular, is not a good indication of the fund's future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes. For additional information, see the fund's prospectus.

Shares of the Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from a Fund. Market Price returns are based upon the midpoint of the bid/ask spread at 4:00 pm EST (when NAV is normally calculated) and do not represent the returns you would receive if you traded shares at other times. Brokerage commissions will reduce returns. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Some performance results reflect expense reimbursements or recoupments and fee waivers in effect during certain periods shown. Absent these reimbursements or recoupments and fee waivers, results would have been less favorable.

LIBOR (London Interbank Offered Rate) is the average interest rate estimated by leading banks in London that they would be charged if borrowing from other banks.

Direxion Shares Risks – An investment in the ETFs involves risk, including the possible loss of principal. The ETFs are non-diversified and include risks associated with concentration risk that results from the ETFs' investments in a particular industry or sector which can increase volatility. The use of derivatives such as futures contracts, forward contracts, options and swaps are subject to market risks that may cause their price to fluctuate over time. The ETF does not attempt to, and should not be expected to; provide returns which are a multiple of the return of the Index for periods other than a single day. For other risks including correlation, leverage, compounding, market volatility and specific risks regarding each sector, please read the prospectus.

The views of this letter were those of the Adviser as of April 30, 2021 and may not necessarily reflect his views on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the ETFs' present investment methodology and do not constitute investment advice.

Distributed by: Foreside Fund Services, LLC

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Expense Example (Unaudited)

April 30, 2021

As a shareholder of the Direxion Shares ETF Trust, you incur two types of costs: (1) transaction costs, for purchasing and selling shares and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on initial investments of $1,000 invested at the beginning of the period and held the entire period (November 1, 2020 to April 30, 2021).

Actual Expenses

The first line under each Fund in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled "Expenses Paid During Period November 1, 2020 to April 30, 2021" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Example (Unaudited)

April 30, 2021

	Annualized Expense Ratio	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Expenses Paid During Period November 1, 2020 to April 30, 2021*
Direxion Daily CSI 300 China A Share Bear 1X Shares
Based on actual fund return	0.74%	$1,000.00	$848.50	$3.39
Based on hypothetical 5% return	0.74%	1,000.00	1,021.13	3.71
Direxion Daily S&P 500® Bear 1X Shares
Based on actual fund return	0.45%	1,000.00	768.30	1.97
Based on hypothetical 5% return	0.45%	1,000.00	1,022.56	2.26
Direxion Daily CSI 300 China A Share Bull 2X Shares
Based on actual fund return	0.91%	1,000.00	1,259.30	5.10
Based on hypothetical 5% return	0.91%	1,000.00	1,020.28	4.56

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Expense Example (Unaudited)

April 30, 2021

	Annualized Expense Ratio	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Expenses Paid During Period November 1, 2020 to April 30, 2021*
Direxion Daily CSI China Internet Index Bull 2X Shares
Based on actual fund return	0.91%	$1,000.00	$1,003.30	$4.52
Based on hypothetical 5% return	0.91%	1,000.00	1,020.28	4.56
Direxion Daily S&P 500® Bull 2X Shares
Based on actual fund return	0.60%	1,000.00	1,633.90	3.92
Based on hypothetical 5% return	0.60%	1,000.00	1,021.82	3.01
Direxion Daily Latin America Bull 2X Shares
Based on actual fund return	0.96%	1,000.00	1,759.30	6.57
Based on hypothetical 5% return	0.96%	1,000.00	1,020.03	4.81
Direxion Daily MSCI Brazil Bull 2X Shares
Based on actual fund return	0.93%	1,000.00	1,663.00	6.14
Based on hypothetical 5% return	0.93%	1,000.00	1,020.18	4.66
Direxion Daily MSCI India Bull 2X Shares
Based on actual fund return	0.94%	1,000.00	1,447.30	5.70
Based on hypothetical 5% return	0.94%	1,000.00	1,020.13	4.71
Direxion Daily Russia Bull 2X Shares
Based on actual fund return	0.90%	1,000.00	1,829.20	6.31
Based on hypothetical 5% return	0.90%	1,000.00	1,020.33	4.51
Direxion Daily Cloud Computing Bull 2X Shares[1]
Based on actual fund return	0.95%	1,000.00	955.20	2.88
Based on hypothetical 5% return	0.95%	1,000.00	1,012.54	2.96
Direxion Daily Cloud Computing Bear 2X Shares[1]
Based on actual fund return	0.95%	1,000.00	912.40	2.81
Based on hypothetical 5% return	0.95%	1,000.00	1,012.54	2.96
Direxion Daily Energy Bull 2X Shares
Based on actual fund return	0.96%	1,000.00	2,838.40	9.14
Based on hypothetical 5% return	0.96%	1,000.00	1,020.03	4.81
Direxion Daily Energy Bear 2X Shares
Based on actual fund return	0.95%	1,000.00	242.20	2.93
Based on hypothetical 5% return	0.95%	1,000.00	1,020.08	4.76
Direxion Daily Gold Miners Index Bull 2X Shares
Based on actual fund return	0.87%	1,000.00	787.50	3.86
Based on hypothetical 5% return	0.87%	1,000.00	1,020.48	4.36
Direxion Daily Gold Miners Index Bear 2X Shares
Based on actual fund return	0.88%	1,000.00	974.10	4.31
Based on hypothetical 5% return	0.88%	1,000.00	1,020.43	4.41
Direxion Daily Junior Gold Miners Index Bull 2X Shares
Based on actual fund return	0.86%	1,000.00	737.40	3.70
Based on hypothetical 5% return	0.86%	1,000.00	1,020.53	4.31
Direxion Daily Junior Gold Miners Index Bear 2X Shares
Based on actual fund return	0.87%	1,000.00	913.80	4.13
Based on hypothetical 5% return	0.87%	1,000.00	1,020.48	4.36
Direxion Daily Robotics, Artificial Intelligence & Automation
Based on actual fund return	0.96%	1,000.00	1,483.60	5.91
Based on hypothetical 5% return	0.96%	1,000.00	1,020.03	4.81

DIREXION SEMI-ANNUAL REPORT
12

Expense Example (Unaudited)

April 30, 2021

	Annualized Expense Ratio	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Expenses Paid During Period November 1, 2020 to April 30, 2021*
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares
Based on actual fund return	0.96%	$1,000.00	$3,461.40	$10.62
Based on hypothetical 5% return	0.96%	1,000.00	1,020.03	4.81
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares
Based on actual fund return	0.95%	1,000.00	157.80	2.73
Based on hypothetical 5% return	0.95%	1,000.00	1,020.08	4.76

*  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 days (the number of days in the period of November 1, 2020 to April 30, 2021), then divided by 365.

1  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period from January 8, 2021 (commencement of operations) to April 30, 2021, multiplied by 113 days (the number of days since commencement of operations to April 30, 2021), then divided by 365.

DIREXION SEMI-ANNUAL REPORT
13

Allocation of Portfolio Holdings (Unaudited)

April 30, 2021

	Cash*	Common Stocks	Investment Companies	Swaps	Total
Direxion Daily CSI 300 China A Share Bear 1X Shares	103%	—	—	(3)%	100%
Direxion Daily S&P 500® Bear 1X Shares	110%	—	—	(10)%	100%
Direxion Daily CSI 300 China A Share Bull 2X Shares	85%	—	9%	6%	100%
Direxion Daily CSI China Internet Index Bull 2X Shares	44%	—	62%	(6)%	100%
Direxion Daily S&P 500® Bull 2X Shares	(1)%	—	98%	3%	100%
Direxion Daily Latin America Bull 2X Shares	68%	—	35%	(3)%	100%
Direxion Daily MSCI Brazil Bull 2X Shares	45%	—	55%	0%**	100%
Direxion Daily MSCI India Bull 2X Shares	38%	—	45%	17%	100%
Direxion Daily Russia Bull 2X Shares	34%	—	50%	16%	100%
Direxion Daily Cloud Computing Bull 2X Shares	31%	73%	—	(4)%	100%
Direxion Daily Cloud Computing Bear 2X Shares	106%	—	—	(6)%	100%
Direxion Daily Energy Bull 2X Shares	19%	71%	—	10%	100%
Direxion Daily Energy Bear 2X Shares	122%	—	—	(22)%	100%
Direxion Daily Gold Miners Index Bull 2X Shares	56%	—	47%	(3)%	100%
Direxion Daily Gold Miners Index Bear 2X Shares	96%	—	—	4%	100%
Direxion Daily Junior Gold Miners Index Bull 2X Shares	61%	—	37%	2%	100%
Direxion Daily Junior Gold Miners Index Bear 2X Shares	90%	—	—	10%	100%
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	53%	—	43%	4%	100%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	62%	—	14%	24%	100%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	117%	—	—	(17)%	100%

*  Cash, cash equivalents and other assets less liabilities.

**  Percentage is less than 0.5%.

DIREXION SEMI-ANNUAL REPORT
14

Direxion Daily CSI 300 China A Share Bear 1X Shares

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
SHORT TERM INVESTMENTS - 102.7%
Money Market Funds - 102.7%
183,480,438	Dreyfus Government Cash Management Institutional Shares, 0.03% (a)	$183,480,438
14,292,810	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (a)	14,292,810
	TOTAL SHORT TERM INVESTMENTS (Cost $197,773,248) (b)	$197,773,248
	TOTAL INVESTMENTS (Cost $197,773,248) - 102.7%	$197,773,248
	Liabilities in Excess of Other Assets - (2.7)%	(5,208,249)
	TOTAL NET ASSETS - 100.0%	$192,564,999

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2021.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $197,773,248.

Short Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received/ (Paid) at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
(5.8939)% representing 1 month LIBOR rate + spread	Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	Bank of America Merrill Lynch	12/9/2021	1,205,579	$49,157,915	$332,671
(4.0898)% representing 1 month LIBOR rate + spread	Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	Citibank N.A.	12/13/2021	1,598,461	61,144,416	(2,233,975)
(5.3898)% representing 1 month LIBOR rate + spread	Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	BNP Paribas	4/20/2022	2,062,421	78,863,579	(3,120,167)
					$189,165,910	$(5,021,471)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
15

Direxion Daily S&P 500® Bear 1X Shares

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
SHORT TERM INVESTMENTS - 109.2%
Money Market Funds - 109.2%
88,658,318	Dreyfus Government Cash Management Institutional Shares, 0.03% (a)	$88,658,318
32,739,835	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (a)	32,739,835
	TOTAL SHORT TERM INVESTMENTS (Cost $121,398,153) (b)	$121,398,153
	TOTAL INVESTMENTS (Cost $121,398,153) - 109.2%	$121,398,153
	Liabilities in Excess of Other Assets - (9.2)%	(10,237,907)
	TOTAL NET ASSETS - 100.0%	$111,160,246

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2021.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $121,398,153.

Short Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
0.3603% representing 1 month LIBOR rate + spread	Total return of S&P 500® Index	Credit Suisse Capital LLC	12/7/2021	26,586	$100,595,287	$(10,833,999)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
16

Direxion Daily CSI 300 China A Share Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
INVESTMENT COMPANIES - 9.1%
353,583	Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF (a)(b)	$13,991,279
	TOTAL INVESTMENT COMPANIES (Cost $14,844,359)	$13,991,279
SHORT TERM INVESTMENTS - 102.3%
Money Market Funds - 102.3%
133,952,712	Dreyfus Government Cash Management Institutional Shares, 0.03% (c)(d)	$133,952,712
23,926,576	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (c)	23,926,576
	TOTAL SHORT TERM INVESTMENTS (Cost $157,879,288)	$157,879,288
	TOTAL INVESTMENTS (Cost $172,723,647) - 111.4% (e)	$171,870,567
	Liabilities in Excess of Other Assets - (11.4)%	(17,599,562)
	TOTAL NET ASSETS - 100.0%	$154,271,005

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2021.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $143,675,846.

Long Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid/(Received) at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	(5.6939)% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/9/2021	1,205,579	$47,439,534	$1,568,053
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	(3.8898)% representing 1 month LIBOR rate + spread	Citibank N.A.	12/13/2021	2,971,691	116,291,376	1,868,139
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	(4.3898)% representing 1 month LIBOR rate + spread	BNP Paribas	4/20/2022	3,097,171	117,212,819	5,771,813
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	(4.3898)% representing 1 month LIBOR rate + spread	BNP Paribas	5/18/2022	19,432	740,387	29,801
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	(4.3898)% representing 1 month LIBOR rate + spread	BNP Paribas	5/18/2022	149,952	5,974,800	(38,569)
					$287,658,916	$9,199,237

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
17

Direxion Daily CSI China Internet Index Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
INVESTMENT COMPANIES - 61.9%
1,003,352	KraneShares CSI China Internet ETF (a)(b)	$75,391,869
	TOTAL INVESTMENT COMPANIES (Cost $78,278,941)	$75,391,869
SHORT TERM INVESTMENTS - 61.3%
Money Market Funds - 61.3%
53,931,036	Dreyfus Government Cash Management Institutional Shares, 0.03% (c)(d)	$53,931,036
20,724,609	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (c)	20,724,609
	TOTAL SHORT TERM INVESTMENTS (Cost $74,655,645)	$74,655,645
	TOTAL INVESTMENTS (Cost $152,934,586) - 123.2% (e)	$150,047,514
	Liabilities in Excess of Other Assets - (23.2)%	(28,338,764)
	TOTAL NET ASSETS - 100.0%	$121,708,750

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2021.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $45,611,681.

Long Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid/(Received) at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of KraneShares CSI China Internet ETF	0.2103% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/21	1,072,730	$85,419,919	$(4,836,368)
Total return of KraneShares CSI China Internet ETF	0.7603% representing 1 month LIBOR rate + spread	Citibank N.A.	12/13/21	810,843	63,706,316	(2,829,227)
Total return of KraneShares CSI China Internet ETF	(0.8898)% representing 1 month LIBOR rate + spread	BNP Paribas	10/19/22	352,622	26,379,652	139,836
					$175,505,887	$(7,525,759)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
18

Direxion Daily S&P 500® Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
INVESTMENT COMPANIES - 97.7%
61,129	iShares Core S&P 500 ETF (a)	$25,605,716
	TOTAL INVESTMENT COMPANIES (Cost $17,488,251)	$25,605,716
SHORT TERM INVESTMENTS - 1.1%
Money Market Funds - 1.1%
284,824	Dreyfus Government Cash Management Institutional Shares, 0.03% (b)	$284,824
	TOTAL SHORT TERM INVESTMENTS (Cost $284,824)	$284,824
	TOTAL INVESTMENTS (Cost $17,773,075) - 98.8% (c)	$25,890,540
	Other Assets in Excess of Liabilities - 1.2%	310,430
	TOTAL NET ASSETS - 100.0%	$26,200,970

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2021.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $8,622,630.

Long Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of S&P 500® Index	0.6103% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/7/2021	2,821	$11,049,799	$759,194
Total return of S&P 500® Index	0.6410% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/13/2021	3,588	15,027,136	(23,808)
					$26,076,935	$735,386

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
19

Direxion Daily Latin America Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
INVESTMENT COMPANIES - 35.3%
261,496	iShares Latin America 40 ETF (a)	$7,421,257
	TOTAL INVESTMENT COMPANIES (Cost $7,272,360)	$7,421,257
SHORT TERM INVESTMENTS - 72.1%
Money Market Funds - 72.1%
12,852,885	Dreyfus Government Cash Management Institutional Shares, 0.03% (b)	$12,852,885
2,315,048	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (b)	2,315,048
	TOTAL SHORT TERM INVESTMENTS (Cost $15,167,933)	$15,167,933
	TOTAL INVESTMENTS (Cost $22,440,293) - 107.4% (c)	$22,589,190
	Liabilities in Excess of Other Assets - (7.4)%	(1,556,551)
	TOTAL NET ASSETS - 100.0%	$21,032,639

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2021.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $17,180,529.

Long Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares Latin America 40 ETF	0.5103% representing 1 month LIBOR rate + spread	J.P. Morgan	7/6/2021	385,041	$10,753,937	$186,419
Total return of iShares Latin America 40 ETF	0.8103% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/7/2021	188,238	5,211,771	124,782
Total return of iShares Latin America 40 ETF	0.3603% representing 1 month LIBOR rate + spread	BNP Paribas	1/19/2022	522,409	15,611,833	(807,290)
Total return of iShares Latin America 40 ETF	0.3603% representing 1 month LIBOR rate + spread	BNP Paribas	4/20/2022	14,491	406,356	4,802
Total return of iShares Latin America 40 ETF	0.3603% representing 1 month LIBOR rate + spread	BNP Paribas	4/20/2022	49,906	1,424,528	(8,450)
Total return of iShares Latin America 40 ETF	0.3603% representing 1 month LIBOR rate + spread	BNP Paribas	5/18/2022	60,661	1,767,726	(46,279)
					$35,176,151	$(546,016)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
20

Direxion Daily MSCI Brazil Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
INVESTMENT COMPANIES - 54.9%
3,484,133	iShares MSCI Brazil Capped ETF (a)(b)	$123,895,769
	TOTAL INVESTMENT COMPANIES (Cost $117,415,875)	$123,895,769
SHORT TERM INVESTMENTS - 51.8%
Money Market Funds - 51.8%
117,043,591	Dreyfus Government Cash Management Institutional Shares, 0.03% (c)(d)	$117,043,591
1,609	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (c)	1,609
	TOTAL SHORT TERM INVESTMENTS (Cost $117,045,200)	$117,045,200
	TOTAL INVESTMENTS (Cost $234,461,075) - 106.7% (e)	$240,940,969
	Liabilities in Excess of Other Assets - (6.7)%	(15,102,452)
	TOTAL NET ASSETS - 100.0%	$225,838,517

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2021.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $111,668,222.

Long Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares MSCI Brazil Capped ETF	0.8103% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2021	3,726,742	$131,031,632	$1,350,189
Total return of iShares MSCI Brazil Capped ETF	0.6603% representing 1 month LIBOR rate + spread	BNP Paribas	5/18/2022	5,491,079	196,580,628	(1,332,280)
					$327,612,260	$17,909

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
21

Direxion Daily MSCI India Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
INVESTMENT COMPANIES - 45.0%
1,071,292	iShares MSCI India ETF (a)	$43,944,398
	TOTAL INVESTMENT COMPANIES (Cost $41,883,215)	$43,944,398
SHORT TERM INVESTMENTS - 58.1%
Money Market Funds - 58.1%
45,786,854	Dreyfus Government Cash Management Institutional Shares, 0.03% (b)	$45,786,854
10,976,440	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (b)	10,976,440
	TOTAL SHORT TERM INVESTMENTS (Cost $56,763,294)	$56,763,294
	TOTAL INVESTMENTS (Cost $98,646,509) - 103.1% (c)	$100,707,692
	Liabilities in Excess of Other Assets - (3.1)%	(3,066,699)
	TOTAL NET ASSETS - 100.0%	$97,640,993

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2021.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $56,763,294.

Long Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares MSCI India ETF	0.6103% representing 1 month LIBOR rate + spread	BNP Paribas	6/16/2021	1,256,198	$33,032,024	$18,468,111
Total return of iShares MSCI India ETF	0.6103% representing 1 month LIBOR rate + spread	J.P. Morgan	8/9/2021	1,252,808	52,229,279	(894,844)
Total return of iShares MSCI India ETF	0.7603% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2021	1,180,387	49,641,396	(1,278,300)
					$134,902,699	$16,294,967

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
22

Direxion Daily Russia Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
INVESTMENT COMPANIES - 49.6%
1,150,532	VanEck VectorsTM Russia ETF (a)	$29,856,305
	TOTAL INVESTMENT COMPANIES (Cost $27,888,302)	$29,856,305
SHORT TERM INVESTMENTS - 35.2%
Money Market Funds - 35.2%
21,102,895	Dreyfus Government Cash Management Institutional Shares, 0.03% (b)	$21,102,895
80,256	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (b)	80,256
	TOTAL SHORT TERM INVESTMENTS (Cost $21,183,151)	$21,183,151
	TOTAL INVESTMENTS (Cost $49,071,453) - 84.8% (c)	$51,039,456
	Other Assets in Excess of Liabilities - 15.2%	9,115,600
	TOTAL NET ASSETS - 100.0%	$60,155,056

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2021.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $21,183,151.

Long Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of VanEck VectorsTM Russia ETF	0.5903% representing 1 month LIBOR rate + spread	BNP Paribas	5/19/2021	1,073,859	$20,068,138	$8,520,588
Total return of VanEck VectorsTM Russia ETF	0.6061% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/9/2021	1,442,752	36,504,209	1,088,587
Total return of VanEck VectorsTM Russia ETF	0.9603% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2021	122,134	3,106,649	60,304
Total return of VanEck VectorsTM Russia ETF	0.5903% representing 1 month LIBOR rate + spread	BNP Paribas	5/18/2022	846,979	21,928,286	46,864
					$81,607,282	$9,716,343

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
23

Direxion Daily Cloud Computing Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
COMMON STOCKS - 72.9%
Administrative and Support Services - 2.9%
1,218	Alarm.com, Inc. (a)	$109,328
1,882	Atlassian Corp. PLC ADR (United Kingdom) (a)	447,088
2,446	NCINO, Inc. (a)	159,944
		716,360
Ambulatory Health Care Services - 0.1%
624	Tabula Rasa HealthCare, Inc. (a)(b)	29,677
Computer and Electronic Product Manufacturing - 0.1%
1,029	Radware Ltd. ADR (Israel) (a)	28,514
Data Processing, Hosting and Related Services - 4.0%
1,775	Five9, Inc. (a)	333,647
983	Inovalon Holdings, Inc (a)	29,696
1,898	RingCentral, Inc. (a)	605,367
		968,710
Heavy and Civil Engineering Construction - 0.7%
1,358	BlackLine, Inc. (a)	157,609
Professional, Scientific, and Technical Services - 18.8%
1,935	2U, Inc. (a)	75,949
3,579	Anaplan, Inc (a)	213,487
1,680	LivePerson, Inc. (a)	91,812
121	MicroStrategy, Inc. Class A (a)(b)	79,516
1,553	Mimecast Ltd. ADR (United Kingdom) (a)	67,431
869	Model N, Inc. (a)(b)	34,569
4,875	Nutanix, Inc. (a)	131,820
1,029	Paylocity Holding Corp. (a)(a)	198,844
1,521	Proofpoint, Inc. (a)	261,779
1,066	PROS Holdings Inc. (a)	45,817
6,741	SAP SE ADR (Germany)	943,335
1,729	ServiceNow, Inc. (a)	875,514
1,054	Snowflake, Inc. (a)	244,096
1,647	Unisys Corp. (a)	39,528
579	VMware, Inc. (a)(b)	93,121
3,317	Workday, Inc. (a)	819,299
2,092	Zscaler, Inc. (a)	392,543
		4,608,460
Publishing Industries (except Internet) - 42.5%
3,080	ACI Worldwide, Inc. (a)	116,362
1,808	Adobe Systems, Inc. (a)	919,079
4,308	Akamai Technologies, Inc. (a)	468,280
262	AppFolio, Inc. (a)	37,893
3,102	Autodesk, Inc. (a)	905,505
2,107	Bill.com Holdings, Inc. (a)	325,805
1,150	Blackbaud, Inc. (a)	81,788
4,177	Box, Inc. (a)	88,970
1,652	C3 AI, Inc. (a)(b)	109,461
1,947	Coupa Software, Inc. (a)	523,821
4,496	CrowdStrike Holdings, Inc. (a)	937,461
4,114	DocuSign, Inc. (a)	917,175
6,483	Dropbox, Inc. (a)	166,613
967	Everbridge, Inc. (a)	128,330
3,889	Medallia, Inc. (a)	114,687
12,215	Oracle Corp.	925,775
Shares		Fair Value
Publishing Industries (except Internet) (continued)
1,359	Paycom Software, Inc. (a)	$522,413
910	Qualys, Inc. (a)	92,238
3,896	Salesforce.com, Inc. (a)	897,327
954	SPS Commerce, Inc. (a)	97,728
790	Talend SA ADR (United States) (a)	50,884
2,500	Twilio, Inc. (a)	919,500
682	Upland Software, Inc. (a)	33,800
3,209	Veeva Systems, Inc. (a)	906,382
874	Workiva Inc. (a)	82,156
2,622	Zuora, Inc. (a)	42,476
		10,411,909
Telecommunications - 3.8%
2,777	8x8 Inc. (a)	91,336
2,592	Zoom Video Communications, Inc. (a)	828,325
		919,661
	TOTAL COMMON STOCKS (Cost $17,673,373)	$17,840,900
SHORT TERM INVESTMENTS - 22.5%
Money Market Funds - 22.5%
4,472,652	Dreyfus Government Cash Management Institutional Shares, 0.03% (c)(d)	$4,472,652
1,048,000	Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (c)	1,048,000
	TOTAL SHORT TERM INVESTMENTS (Cost $5,520,652)	$5,520,652
	TOTAL INVESTMENTS (Cost $23,194,025) - 95.4%	$23,361,552
	Other Assets in Excess of Liabilities - 4.6%	1,117,171
	TOTAL NET ASSETS - 100.0%	$24,478,723

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2021.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $10,308,979.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
24

Direxion Daily Cloud Computing Bull 2X Shares

Long Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Indxx USA Cloud Computing Index	0.5103% representing 1 month LIBOR rate + spread	Barclays	12/9/2021	14,382	$16,579,803	$212,692
Total return of Indxx USA Cloud Computing Index	0.2561% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/9/21	12,259	15,569,627	(1,256,577)
					$32,149,430	$(1,043,885)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
25

Direxion Daily Cloud Computing Bear 2X Shares

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
SHORT TERM INVESTMENTS - 54.3%
Money Market Funds - 54.3%
8,430,089	Dreyfus Government Cash Management Institutional Shares, 0.03% (a)	$8,430,089
1,170,007	Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (a)	1,170,007
	TOTAL SHORT TERM INVESTMENTS (Cost $9,600,096) (b)	$9,600,096
	TOTAL INVESTMENTS (Cost $9,600,096) - 54.3%	$9,600,096
	Other Assets in Excess of Liabilities - 45.7%	8,075,026
	TOTAL NET ASSETS - 100.0%	$17,675,122

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2021.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $9,600,096.

Short Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received/ (Paid) at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
(0.0439)% representing 1 month LIBOR rate + spread	Total return of Indxx USA Cloud Computing Index	Bank of America Merrill Lynch	12/9/2021	24,947	$28,088,576	$(1,058,034)
0.2103% representing 1 month LIBOR rate + spread	Total return of Indxx USA Cloud Computing Index	Barclays	12/15/2021	5,319	6,238,681	26,213
					$34,327,257	$(1,031,821)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
26

Direxion Daily Energy Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
COMMON STOCKS - 70.9%
Gasoline Stations - 15.3%
897,207	Chevron Corp.	$92,475,126
Machinery Manufacturing - 1.7%
365,839	Baker Hughes, a GE Co.	7,346,047
194,832	NOV, Inc. (a)	2,912,739
		10,258,786
Oil and Gas Extraction - 11.4%
189,634	APA Corp.	3,792,680
200,466	Cabot Oil & Gas Corp.	3,341,768
297,255	Devon Energy Corp.	6,949,822
292,872	EOG Resources, Inc.	21,567,094
396,173	Marathon Oil Corp.	4,460,908
420,770	Occidental Petroleum Corp.	10,670,727
219,225	Phillips 66	17,737,495
		68,520,494
Petroleum and Coal Products Manufacturing - 25.1%
348,533	ConocoPhillips	17,823,978
1,701,504	Exxon Mobil Corp.	97,394,089
74,988	HollyFrontier Corp.	2,624,580
326,861	Marathon Petroleum Corp.	18,189,815
205,040	Valero Energy Corp.	15,164,758
		151,197,220
Pipeline Transportation - 2.5%
609,165	Williams Companies, Inc.	14,839,258
Support Activities for Mining - 10.2%
90,733	Diamondback Energy, Inc.	7,415,608
445,967	Halliburton Co.	8,723,114
137,111	Hess Corp.	10,216,141
103,263	Pioneer Natural Resources Co.	15,884,947
701,736	Schlumberger Ltd. ADR (b)	18,981,959
		61,221,769
Shares		Fair Value
Utilities - 4.7%
977,067	Kinder Morgan, Inc.	$16,658,992
223,329	ONEOK, Inc.	11,689,040
		28,348,032
	TOTAL COMMON STOCKS (Cost $371,198,195)	$426,860,685
SHORT TERM INVESTMENTS - 33.7%
Money Market Funds - 33.7%
198,107,126	Dreyfus Government Cash Management Institutional Shares, 0.03% (b)	$198,107,126
4,870,994	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (b)	4,870,994
	TOTAL SHORT TERM INVESTMENTS (Cost $202,978,120)	$202,978,120
	TOTAL INVESTMENTS (Cost $574,176,315) - 104.6% (c)	$629,838,805
	Liabilities in Excess of Other Assets - (4.6)%	(27,909,147)
	TOTAL NET ASSETS - 100.0%	$601,929,658

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2021.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $299,388,456.

Long Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Energy Select Sector Index	0.5603% representing 1 month LIBOR rate + spread	J.P. Morgan	7/8/2021	392,660	$158,402,867	$46,579,893
Total return of Energy Select Sector Index	0.7503% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/7/2021	123,867	65,781,245	(1,797,508)
Total return of Energy Select Sector Index	0.6503% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2021	565,655	304,639,308	(12,343,778)
Total return of Energy Select Sector Index	0.5603% representing 1 month LIBOR rate + spread	BNP Paribas	12/15/2021	155,883	64,836,575	16,539,648

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
27

Direxion Daily Energy Bull 2X Shares

Long Total Return Swap Contracts, continued (Unaudited)

April 30, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Energy Select Sector Index	0.5603% representing 1 month LIBOR rate + spread	BNP Paribas	1/19/2022	72,987	$31,065,723	$7,012,471
Total return of Energy Select Sector Index	0.5603% representing 1 month LIBOR rate + spread	BNP Paribas	2/16/2022	88,938	41,514,960	4,877,808
Total return of Energy Select Sector Index	0.5603% representing 1 month LIBOR rate + spread	BNP Paribas	4/20/2022	49,000	25,274,920	44,764
Total return of Energy Select Sector Index	0.5603% representing 1 month LIBOR rate + spread	BNP Paribas	5/18/2022	56,410	28,218,540	924,888
					$719,734,138	$61,838,186

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
28

Direxion Daily Energy Bear 2X Shares

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
SHORT TERM INVESTMENTS - 61.8%
Money Market Funds - 61.8%
8,508,515	Dreyfus Government Cash Management Institutional Shares, 0.03% (a)	$8,508,515
5,898,187	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (a)	5,898,187
	TOTAL SHORT TERM INVESTMENTS (Cost $14,406,702) (b)	$14,406,702
	TOTAL INVESTMENTS (Cost $14,406,702) - 61.8%	$14,406,702
	Other Assets in Excess of Liabilities - 38.2%	8,886,935
	TOTAL NET ASSETS - 100.0%	$23,293,637

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2021.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $14,406,702.

Short Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
0.1103% representing 1 month LIBOR rate + spread	Total return of Energy Select Sector Index	J.P. Morgan	7/12/21	24,320	$10,028,268	$(2,659,700)
0.4103% representing 1 month LIBOR rate + spread	Total return of Energy Select Sector Index	Credit Suisse Capital LLC	12/7/21	9,650	4,900,985	(85,272)
0.2903% representing 1 month LIBOR rate + spread	Total return of Energy Select Sector Index	UBS Securities LLC	12/9/21	31,907	15,889,337	(616,430)
0.1103% representing 1 month LIBOR rate + spread	Total return of Energy Select Sector Index	BNP Paribas	1/19/22	10,351	4,247,293	(1,160,176)
0.1103% representing 1 month LIBOR rate + spread	Total return of Energy Select Sector Index	BNP Paribas	2/16/22	9,275	4,328,272	(515,696)
0.1103% representing 1 month LIBOR rate + spread	Total return of Energy Select Sector Index	BNP Paribas	4/20/22	4,759	2,384,828	(75,012)
					$41,778,983	$(5,112,286)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
29

Direxion Daily Gold Miners Index Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
INVESTMENT COMPANIES - 46.7%
12,570,690	VanEck VectorsTM Gold Miners ETF (a)	$431,928,909
	TOTAL INVESTMENT COMPANIES (Cost $467,579,188)	$431,928,909
SHORT TERM INVESTMENTS - 31.5%
Money Market Funds - 31.5%
195,315,587	Dreyfus Government Cash Management Institutional Shares, 0.03% (b)	$195,315,587
95,787,837	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (b)	95,787,837
	TOTAL SHORT TERM INVESTMENTS (Cost $291,103,424)	$291,103,424
	TOTAL INVESTMENTS (Cost $758,682,612) - 78.2% (c)	$723,032,333
	Other Assets in Excess of Liabilities - 21.8%	201,513,243
	TOTAL NET ASSETS - 100.0%	$924,545,576

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2021.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $351,390,758.

Long Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of VanEck Vectors® Gold Miners ETF	0.9403% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/7/2021	360,313	$12,265,387	$97,949
Total return of VanEck Vectors® Gold Miners ETF	0.7061% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/9/2021	6,547,478	232,500,944	(6,981,588)
Total return of VanEck Vectors® Gold Miners ETF	1.1503% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2021	7,270,708	263,999,405	(14,032,378)
Total return of VanEck Vectors® Gold Miners ETF	0.9603% representing 1 month LIBOR rate + spread	J.P. Morgan	12/9/2021	7,066,139	249,279,014	(6,145,817)
Total return of VanEck Vectors® Gold Miners ETF	0.8203% representing 1 month LIBOR rate + spread	Citibank N.A.	12/13/2021	9,436,418	315,517,917	8,529,119
Total return of VanEck Vectors® Gold Miners ETF	0.8603% representing 1 month LIBOR rate + spread	BNP Paribas	12/15/2021	582,425	20,617,845	(17,957)
Total return of VanEck Vectors® Gold Miners ETF	0.8603% representing 1 month LIBOR rate + spread	BNP Paribas	1/19/2022	2,000,000	75,408,616	(6,784,724)
Total return of VanEck Vectors® Gold Miners ETF	0.8603% representing 1 month LIBOR rate + spread	BNP Paribas	2/16/2022	1,000,000	36,050,812	(1,779,214)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
30

Direxion Daily Gold Miners Index Bull 2X Shares

Long Total Return Swap Contracts, continued (Unaudited)

April 30, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of VanEck Vectors® Gold Miners ETF	0.8603% representing 1 month LIBOR rate + spread	BNP Paribas	3/16/2022	1,600,000	$53,402,016	$1,489,579
Total return of VanEck Vectors® Gold Miners ETF	0.8603% representing 1 month LIBOR rate + spread	BNP Paribas	4/20/2022	2,900,000	98,053,407	1,519,919
Total return of VanEck Vectors® Gold Miners ETF	0.8603% representing 1 month LIBOR rate + spread	BNP Paribas	4/20/2022	1,500,000	52,417,721	(903,338)
Total return of VanEck Vectors® Gold Miners ETF	0.8603% representing 1 month LIBOR rate + spread	BNP Paribas	5/18/2022	981,243	36,150,021	(2,444,014)
					$1,445,663,105	$(27,452,464)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
31

Direxion Daily Gold Miners Index Bear 2X Shares

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
SHORT TERM INVESTMENTS - 43.5%
Money Market Funds - 43.5%
13,173,453	Dreyfus Government Cash Management Institutional Shares, 0.03% (a)	$13,173,453
25,244,345	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (a)	25,244,345
	TOTAL SHORT TERM INVESTMENTS (Cost $38,417,798) (b)	$38,417,798
	TOTAL INVESTMENTS (Cost $38,417,798) - 43.5%	$38,417,798
	Other Assets in Excess of Liabilities - 56.5%	49,815,128
	TOTAL NET ASSETS - 100.0%	$88,232,926

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2021.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $38,417,798.

Short Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
0.5503% representing 1 month LIBOR rate + spread	Total return of VanEck Vectors® Gold Miners ETF	Credit Suisse Capital LLC	12/7/2021	628,065	$20,861,578	$(699,731)
0.5061% representing 1 month LIBOR rate + spread	Total return of VanEck Vectors® Gold Miners ETF	Bank of America Merrill Lynch	12/9/2021	236,788	8,382,295	218,703
0.5603% representing 1 month LIBOR rate + spread	Total return of VanEck Vectors® Gold Miners ETF	UBS Securities LLC	12/9/2021	1,176,329	41,642,047	1,080,526
0.0603% representing 1 month LIBOR rate + spread	Total return of VanEck Vectors® Gold Miners ETF	J.P. Morgan	12/9/2021	393,184	14,040,601	531,162
0.3403% representing 1 month LIBOR rate + spread	Total return of VanEck Vectors® Gold Miners ETF	Citibank N.A.	12/13/2021	2,147,786	75,370,074	1,580,773
0.4503% representing 1 month LIBOR rate + spread	Total return of VanEck Vectors® Gold Miners ETF	BNP Paribas	1/19/2022	53,545	1,954,877	95,007
0.4503% representing 1 month LIBOR rate + spread	Total return of VanEck Vectors® Gold Miners ETF	BNP Paribas	5/18/2022	500,000	18,009,596	832,749
					$180,261,068	$3,639,189

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
32

Direxion Daily Junior Gold Miners Index Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
INVESTMENT COMPANIES - 36.7%
4,848,765	VanEck VectorsTM Junior Gold Miners ETF (a)	$230,073,899
	TOTAL INVESTMENT COMPANIES (Cost $253,385,746)	$230,073,899
SHORT TERM INVESTMENTS - 38.5%
Money Market Funds - 38.5%
111,233,691	Dreyfus Government Cash Management Institutional Shares, 0.03% (b)	$111,233,691
130,163,842	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (b)	130,163,842
	TOTAL SHORT TERM INVESTMENTS (Cost $241,397,533)	$241,397,533
	TOTAL INVESTMENTS (Cost $494,783,279) - 75.2% (c)	$471,471,432
	Other Assets in Excess of Liabilities - 24.8%	156,059,483
	TOTAL NET ASSETS - 100.0%	$627,530,915

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2021.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $269,242,427.

Long Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of VanEck VectorsTM Junior Gold Miners ETF	0.8603% representing 1 month LIBOR rate + spread	BNP Paribas	5/19/2021	6,415,038	$257,118,581	$50,248,203
Total return of VanEck VectorsTM Junior Gold Miners ETF	1.3603% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/7/2021	1,776,632	84,169,044	(21,239)
Total return of VanEck VectorsTM Junior Gold Miners ETF	0.8703% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2021	2,738,960	144,531,209	(14,521,956)
Total return of VanEck VectorsTM Junior Gold Miners ETF	0.9103% representing 1 month LIBOR rate + spread	J.P. Morgan	12/9/2021	652,157	30,931,807	(37,199)
Total return of VanEck VectorsTM Junior Gold Miners ETF	0.9103% representing 1 month LIBOR rate + spread	Citibank N.A.	12/13/2021	10,018,828	498,860,273	(23,976,764)
					$1,015,610,914	$11,691,045

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
33

Direxion Daily Junior Gold Miners Index Bear 2X Shares

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
SHORT TERM INVESTMENTS - 41.2%
Money Market Funds - 41.2%
17,891,975	Dreyfus Government Cash Management Institutional Shares, 0.03% (a)	$17,891,975
17,508,542	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (a)	17,508,542
	TOTAL SHORT TERM INVESTMENTS (Cost $35,400,517) (b)	$35,400,517
	TOTAL INVESTMENTS (Cost $35,400,517) - 41.2%	$35,400,517
	Other Assets in Excess of Liabilities - 58.8%	50,602,740
	TOTAL NET ASSETS - 100.0%	$86,003,257

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2021.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $35,400,517.

Short Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
0.4503% representing 1 month LIBOR rate + spread	Total return of VanEck VectorsTM Junior Gold Miners ETF	BNP Paribas	5/19/2021	151,626	$6,269,421	$(1,023,624)
0.4503% representing 1 month LIBOR rate + spread	Total return of VanEck VectorsTM Junior Gold Miners ETF	BNP Paribas	6/16/2021	300,000	13,187,043	(1,246,353)
0.4503% representing 1 month LIBOR rate + spread	Total return of VanEck VectorsTM Junior Gold Miners ETF	BNP Paribas	10/20/2021	200,000	10,620,813	990,677
0.7403% representing 1 month LIBOR rate + spread	Total return of VanEck VectorsTM Junior Gold Miners ETF	Credit Suisse Capital LLC	12/7/2021	4,363	208,421	1,582
0.5603% representing 1 month LIBOR rate + spread	Total return of VanEck VectorsTM Junior Gold Miners ETF	UBS Securities LLC	12/8/2021	1,008,387	54,943,682	6,941,902
0.3903% representing 1 month LIBOR rate + spread	Total return of VanEck VectorsTM Junior Gold Miners ETF	Citibank N.A.	12/13/2021	1,960,723	95,607,174	2,582,247
					$180,836,554	$8,246,431

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
34

Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
INVESTMENT COMPANIES - 43.4%
631,420	Global X Robotics & Artificial Intelligence ETF (a)	$21,682,963
	TOTAL INVESTMENT COMPANIES (Cost $16,219,534)	$21,682,963
SHORT TERM INVESTMENTS - 22.6%
Money Market Funds - 22.6%
4,185,899	Dreyfus Government Cash Management Institutional Shares, 0.03% (b)	$4,185,899
1,690,000	Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (b)	1,690,000
5,414,530	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (b)	5,414,530
	TOTAL SHORT TERM INVESTMENTS (Cost $11,290,429)	$11,290,429
	TOTAL INVESTMENTS (Cost $27,509,963) - 66.0% (c)	$32,973,392
	Other Assets in Excess of Liabilities - 34.0%	16,999,045
	TOTAL NET ASSETS - 100.0%	$49,972,437

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2021.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $18,599,355.

Long Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Indxx Global Robotics and Artificial Intelligence Thematic Index	0.5603% representing 1 month LIBOR rate + spread	J.P. Morgan	12/3/2021	746,568	$25,173,073	$429,252
Total return of Indxx Global Robotics and Artificial Intelligence Thematic Index	1.1103% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/7/2021	424,425	14,217,339	331,302
Total return of Indxx Global Robotics and Artificial Intelligence Thematic Index	0.7603% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2021	858,168	27,881,878	1,567,831
Total return of Indxx Global Robotics and Artificial Intelligence Thematic Index	0.8103% representing 1 month LIBOR rate + spread	Barclays	12/17/2021	244,438	8,551,569	(159,959)
					$75,823,859	$2,168,426

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
35

Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
INVESTMENT COMPANIES - 13.7%
1,262,641	SPDR® S&P® Oil & Gas Exploration & Production ETF (a)	$101,263,808
	TOTAL INVESTMENT COMPANIES (Cost $93,530,215)	$101,263,808
SHORT TERM INVESTMENTS - 89.2%
Money Market Funds - 89.2%
540,389,400	Dreyfus Government Cash Management Institutional Shares, 0.03% (b)	$540,389,400
120,225,820	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (b)	120,225,820
	TOTAL SHORT TERM INVESTMENTS (Cost $660,615,220)	$660,615,220
	TOTAL INVESTMENTS (Cost $754,145,435) - 102.9% (c)	$761,879,028
	Liabilities in Excess of Other Assets - (2.9)%	(21,033,601)
	TOTAL NET ASSETS - 100.0%	$740,845,427

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2021.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $761,879,028.

Long Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of S&P Oil & Gas Exploration & Production Select Industry Index	0.6103% representing 1 month LIBOR rate + spread	BNP Paribas	6/16/2021	22,000	$60,238,860	$7,942,847
Total return of S&P Oil & Gas Exploration & Production Select Industry Index	0.6103% representing 1 month LIBOR rate + spread	BNP Paribas	11/17/2021	8,000	12,917,794	11,843,091
Total return of S&P Oil & Gas Exploration & Production Select Industry Index	0.7603% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/7/2021	51,855	125,359,624	34,436,336
Total return of S&P Oil & Gas Exploration & Production Select Industry Index	0.3061% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/9/2021	118,774	367,971,915	(3,112,896)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
36

Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares

Long Total Return Swap Contracts, continued (Unaudited)

April 30, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of S&P Oil & Gas Exploration & Production Select Industry Index	0.7203% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2021	63,554	$142,645,682	$53,417,235
Total return of S&P Oil & Gas Exploration & Production Select Industry Index	0.3603% representing 1 month LIBOR rate + spread	J.P. Morgan	12/9/2021	76,236	175,145,349	60,202,972
Total return of S&P Oil & Gas Exploration & Production Select Industry Index	0.5003% representing 1 month LIBOR rate + spread	Citibank N.A.	12/13/2021	67,989	228,585,173	(19,712,863)
Total return of S&P Oil & Gas Exploration & Production Select Industry Index	0.6103% representing 1 month LIBOR rate + spread	BNP Paribas	12/15/2021	35,000	79,232,463	28,736,434
Total return of S&P Oil & Gas Exploration & Production Select Industry Index	0.6103% representing 1 month LIBOR rate + spread	BNP Paribas	2/16/2022	6,000	16,472,120	2,024,131
					$1,208,568,980	$175,777,287

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
37

Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
SHORT TERM INVESTMENTS - 54.5%
Money Market Funds - 54.5%
18,614,969	Dreyfus Government Cash Management Institutional Shares, 0.03% (a)	$18,614,969
12,724,844	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (a)	12,724,844
	TOTAL SHORT TERM INVESTMENTS (Cost $31,339,813) (b)	$31,339,813
	TOTAL INVESTMENTS (Cost $31,339,813) - 54.5%	$31,339,813
	Other Assets in Excess of Liabilities - 45.5%	26,139,504
	TOTAL NET ASSETS - 100.0%	$57,479,317

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2021.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $31,339,813.

Short Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received/ (Paid) at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
0.4103% representing 1 month LIBOR rate + spread	Total return of S&P Oil & Gas Exploration & Production Select Industry Index	Credit Suisse Capital LLC	12/7/2021	1,357	$3,428,100	$(757,355)
0.1061% representing 1 month LIBOR rate + spread	Total return of S&P Oil & Gas Exploration & Production Select Industry Index	Bank of America Merrill Lynch	12/9/2021	11,057	32,537,513	(1,426,359)
(0.2898)% representing 1 month LIBOR rate + spread	Total return of S&P Oil & Gas Exploration & Production Select Industry Index	J.P. Morgan	12/9/2021	9,646	29,085,487	(627,035)
0.2903% representing 1 month LIBOR rate + spread	Total return of S&P Oil & Gas Exploration & Production Select Industry Index	UBS Securities LLC	12/9/2021	9,172	21,071,845	(7,256,133)
0.0603% representing 1 month LIBOR rate + spread	Total return of S&P Oil & Gas Exploration & Production Select Industry Index	Citibank N.A.	12/13/2021	6,194	19,480,189	448,520
					$105,603,134	$(9,618,362)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
38

Statements of Assets and Liabilities (Unaudited)

April 30, 2021

	Direxion Daily CSI 300 China A Share Bear 1X Shares	Direxion Daily S&P 500® Bear 1X Shares	Direxion Daily CSI 300 China A Share Bull 2X Shares	Direxion Daily CSI China Internet Index Bull 2X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$197,773,248	$121,398,153	$171,870,567	$150,047,514
Cash equivalents	—	—	—	12,306,692
Receivable for Fund shares sold	—	817,357	—	270
Dividend and interest receivable	5,500	2,365	21,449	27,084
Due from broker for swap contracts	1	—	58,977	—
Unrealized appreciation on swap contracts	332,671	—	9,237,806	139,836
Prepaid expenses and other assets	13,991	39,282	23,458	31,959
Total Assets	198,125,411	122,257,157	181,212,257	162,553,355
Liabilities:
Collateral for securities loaned (Note 2)	—	—	14,203,441	31,282,459
Payable for Fund shares redeemed	—	—	—	91,206
Unrealized depreciation on swap contracts	5,354,142	10,833,999	38,569	7,665,595
Due to Adviser, net (Note 6)	127,494	29,248	85,544	62,732
Due to broker for swap contracts	—	197,369	12,540,467	1,685,773
Accrued expenses and other liabilities	78,776	36,295	73,231	56,840
Total Liabilities	5,560,412	11,096,911	26,941,252	40,844,605
Net Assets	$192,564,999	$111,160,246	$154,271,005	$121,708,750
Net Assets Consist of:
Capital stock	$223,260,122	$206,799,182	$126,773,722	$157,349,630
Total distributable earnings (loss)	(30,695,123)	(95,638,936)	27,497,283	(35,640,880)
Net Assets	$192,564,999	$111,160,246	$154,271,005	$121,708,750
Calculation of Net Asset Value Per Share:
Net assets	$192,564,999	$111,160,246	$154,271,005	$121,708,750
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	11,200,000	6,799,983	3,750,000	2,250,001
Net assets value, redemption price and offering price per share	$17.19	$16.35	$41.14	$54.09
Cost of Investments	$197,773,248	$121,398,153	$172,723,647	$152,934,586

*  Securities loaned with values of $ – ,$ – ,$13,711,440 and $30,041,273, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
39

Statements of Assets and Liabilities (Unaudited)

April 30, 2021

	Direxion Daily S&P 500® Bull 2X Shares	Direxion Daily Latin America Bull 2X Shares	Direxion Daily MSCI Brazil Bull 2X Shares	Direxion Daily MSCI India Bull 2X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$25,890,540	$22,589,190	$240,940,969	$100,707,692
Cash equivalents	518,033	—	—	—
Dividend and interest receivable	12	326	10,113	1,176
Due from broker for swap contracts	45,065	—	50,258	83,230
Unrealized appreciation on swap contracts	759,194	316,003	1,350,190	18,468,111
Prepaid expenses and other assets	4,479	7,323	9,596	11,622
Total Assets	27,217,323	22,912,842	242,361,126	119,271,831
Liabilities:
Collateral for securities loaned (Note 2)	—	—	5,376,978	—
Unrealized depreciation on swap contracts	23,808	862,019	1,332,280	2,173,144
Due to Adviser, net (Note 6)	9,341	14,102	180,568	61,765
Due to broker for swap contracts	960,000	977,147	9,515,292	19,316,775
Accrued expenses and other liabilities	23,204	26,935	117,491	79,154
Total Liabilities	1,016,353	1,880,203	16,522,609	21,630,838
Net Assets	$26,200,970	$21,032,639	$225,838,517	$97,640,993
Net Assets Consist of:
Capital stock	$11,954,996	$67,055,923	$684,792,077	$54,417,862
Total distributable earnings (loss)	14,245,974	(46,023,284)	(458,953,560)	43,223,131
Net Assets	$26,200,970	$21,032,639	$225,838,517	$97,640,993
Calculation of Net Asset Value Per Share:
Net assets	$26,200,970	$21,032,639	$225,838,517	$97,640,993
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	283,236	290,721	2,208,631	2,199,686
Net assets value, redemption price and offering price per share	$92.51	$72.35	$102.25	$44.39
Cost of Investments	$17,773,075	$22,440,293	$234,461,075	$98,646,509

*  Securities loaned with values of $ – ,$ – ,$5,126,116 and $ – , respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
40

Statements of Assets and Liabilities (Unaudited)

April 30, 2021

	Direxion Daily Russia Bull 2X Shares	Direxion Daily Cloud Computing Bull 2X Shares	Direxion Daily Cloud Computing Bear 2X Shares	Direxion Daily Energy Bull 2X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$51,039,456	$23,361,552	$9,600,096	$629,838,805
Cash equivalents	11,127,747	2,625,435	9,118,182	—
Dividend and interest receivable	591	291	328	487,405
Due from broker for swap contracts	266,403	—	—	48,039
Unrealized appreciation on swap contracts	9,716,343	212,692	26,213	75,979,472
Prepaid expenses and other assets	10,808	12,495	12,422	6,377
Total Assets	72,161,348	26,212,465	18,757,241	706,360,098
Liabilities:
Collateral for securities loaned (Note 2)	—	212,460	—	—
Unrealized depreciation on swap contracts	—	1,256,577	1,058,034	14,141,286
Due to Adviser, net (Note 6)	39,555	14,046	9,054	396,513
Due to broker for swap contracts	11,940,000	234,965	—	89,632,219
Accrued expenses and other liabilities	26,737	15,694	15,031	260,422
Total Liabilities	12,006,292	1,733,742	1,082,119	104,430,440
Net Assets	$60,155,056	$24,478,723	$17,675,122	$601,929,658
Net Assets Consist of:
Capital stock	$111,827,746	$25,775,579	$19,364,719	$913,835,267
Total distributable loss	(51,672,690)	(1,296,856)	(1,689,597)	(311,905,609)
Net Assets	$60,155,056	$24,478,723	$17,675,122	$601,929,658
Calculation of Net Asset Value Per Share:
Net assets	$60,155,056	$24,478,723	$17,675,122	$601,929,658
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	2,518,002	1,025,001	775,001	25,363,531
Net assets value, redemption price and offering price per share	$23.89	$23.88	$22.81	$23.73
Cost of Investments	$49,071,453	$23,194,025	$9,600,096	$574,176,315

*  Securities loaned with values of $ – ,$228,676,$ – and $ – , respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
41

Statements of Assets and Liabilities (Unaudited)

April 30, 2021

	Direxion Daily Energy Bear 2X Shares	Direxion Daily Gold Miners Index Bull 2X Shares	Direxion Daily Gold Miners Index Bear 2X Shares	Direxion Daily Junior Gold Miners Index Bull 2X Shares
Assets:
Investments, at fair value (Note 2)	$14,406,702	$723,032,333	$38,417,798	$471,471,432
Cash equivalents	14,039,524	244,364,941	55,498,532	189,241,704
Receivable for Fund shares sold	—	123,881	1,467	—
Dividend and interest receivable	390	7,561	859	4,775
Due from broker for swap contracts	—	1,676,024	821	14,278,731
Unrealized appreciation on swap contracts	—	11,636,566	4,338,920	50,248,203
Prepaid expenses and other assets	9,244	11,178	14,786	4,315
Total Assets	28,455,860	980,852,484	98,273,183	725,249,160
Liabilities:
Payable for Fund shares redeemed	—	—	6,801,928	420,325
Unrealized depreciation on swap contracts	5,112,286	39,089,031	699,731	38,557,158
Due to Adviser, net (Note 6)	14,294	639,759	55,074	422,334
Due to broker for swap contracts	—	16,187,829	2,440,795	58,145,238
Accrued expenses and other liabilities	35,643	390,289	42,729	173,190
Total Liabilities	5,162,223	56,306,908	10,040,257	97,718,245
Net Assets	$23,293,637	$924,545,576	$88,232,926	$627,530,915
Net Assets Consist of:
Capital stock	$170,339,652	$2,789,895,908	$751,599,858	$2,074,705,329
Total distributable loss	(147,046,015)	(1,865,350,332)	(663,366,932)	(1,447,174,414)
Net Assets	$23,293,637	$924,545,576	$88,232,926	$627,530,915
Calculation of Net Asset Value Per Share:
Net assets	$23,293,637	$924,545,576	$88,232,926	$627,530,915
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	1,307,061	15,301,908	4,510,171	7,293,351
Net assets value, redemption price and offering price per share	$17.82	$60.42	$19.56	$86.04
Cost of Investments	$14,406,702	$758,682,612	$38,417,798	$494,783,279

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
42

Statements of Assets and Liabilities (Unaudited)

April 30, 2021

	Direxion Daily Junior Gold Miners Index Bear 2X Shares	Direxion Daily Robotics, Artificial Intelligence & Automation	Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares
Assets:
Investments, at fair value (Note 2)	$35,400,517	$32,973,392	$761,879,028	$31,339,813
Cash equivalents	54,947,847	18,547,796	—	35,840,743
Receivable for Fund shares sold	—	—	11,840	—
Receivable for investments sold	—	—	32,076,236	—
Dividend and interest receivable	923	281	28,309	781
Due from broker for swap contracts	—	167,096	118,527	—
Unrealized appreciation on swap contracts	10,516,408	2,328,385	198,603,046	448,520
Prepaid expenses and other assets	10,160	13,025	8,359	10,216
Total Assets	100,875,855	54,029,975	992,725,345	67,640,073
Liabilities:
Payable for Fund shares redeemed	5,185,820	—	—	—
Unrealized depreciation on swap contracts	2,269,977	159,959	22,825,759	10,066,882
Due to Adviser, net (Note 6)	48,243	32,775	489,781	36,235
Due to broker for swap contracts	7,337,000	3,833,506	228,239,569	19,516
Accrued expenses and other liabilities	31,558	31,298	324,809	38,123
Total Liabilities	14,872,598	4,057,538	251,879,918	10,160,756
Net Assets	$86,003,257	$49,972,437	$740,845,427	$57,479,317
Net Assets Consist of:
Capital stock	$348,413,634	$15,496,730	$979,611,725	$160,729,813
Total distributable earnings (loss)	(262,410,377)	34,382,080	(238,766,298)	(103,250,496)
Net Assets	$86,003,257	$49,972,437	$740,845,427	$57,479,317
Calculation of Net Asset Value Per Share:
Net assets	$86,003,257	$49,972,437	$740,845,427	$57,479,317
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	8,032,449	1,173,645	10,978,422	5,096,196
Net assets value, redemption price and offering price per share	$10.71	$42.58	$67.48	$11.28
Cost of Investments	$35,400,517	$27,509,963	$754,145,435	$31,339,813

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
43

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2021

	Direxion Daily CSI 300 China A Share Bear 1X Shares	Direxion Daily S&P 500® Bear 1X Shares	Direxion Daily CSI 300 China A Share Bull 2X Shares	Direxion Daily CSI China Internet Index Bull 2X Shares
Investment Income:
Dividend income	$—	$—	$207,238	$80,284
Interest income	29,265	17,656	15,140	5,115
Securities lending income	—	—	320,309	130,534
Total investment income	29,265	17,656	542,687	215,933
Expenses:
Investment advisory fees (Note 6)	652,961	238,230	542,763	310,923
Fund servicing fees	40,442	26,244	27,401	15,799
Licensing fees	32,647	34,032	21,709	12,438
Management service fees (Note 6)	27,168	17,028	18,082	10,353
Professional fees	13,618	10,668	10,848	8,291
Reports to shareholders	11,545	7,611	7,852	4,442
Pricing fees	2,976	2,976	2,976	2,976
Trustees' fees and expenses	2,804	1,849	1,907	1,078
Exchange listing fees	2,603	2,603	2,603	2,603
Insurance fees	2,085	1,375	1,418	803
Interest expense	1,661	—	10,372	1,888
Other	5,676	5,453	2,882	1,744
Total Expenses	796,186	348,069	650,813	373,338
Recoupment of expenses to Adviser (Note 6)	6,129	—	5,454	6,137
Less: Reimbursement of expenses from Adviser (Note 6)	—	(41,773)	—	—
Net Expenses	802,315	306,296	656,267	379,475
Net investment loss	(773,050)	(288,640)	(113,580)	(163,542)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	—	—	(1,265,505)	(5,554,721)
In-kind redemptions	—	—	3,597,535	4,019,867
Swap contracts	(2,545,766)	(28,921,253)	43,325,697	21,909,377
Net realized gain (loss)	(2,545,766)	(28,921,253)	45,657,727	20,374,523
Change in net unrealized appreciation (depreciation) on:
Investment securities	—	—	(795,275)	(4,899,930)
Swap contracts	(3,225,912)	(8,416,768)	(18,795,449)	(29,327,808)
Change in net unrealized depreciation	(3,225,912)	(8,416,768)	(19,590,724)	(34,227,738)
Net realized and unrealized gain (loss)	(5,771,678)	(37,338,021)	26,067,003	(13,853,215)
Net increase (decrease) in net assets resulting from operations	$(6,544,728)	$(37,626,661)	$25,953,423	$(14,016,757)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
44

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2021

	Direxion Daily S&P 500® Bull 2X Shares	Direxion Daily Latin America Bull 2X Shares	Direxion Daily MSCI Brazil Bull 2X Shares	Direxion Daily MSCI India Bull 2X Shares
Investment Income:
Dividend income	$175,934	$120,839	$1,028,536	$34,391
Interest income	83	2,276	12,528	8,262
Securities lending income	127	1,400	41,320	2,392
Total investment income	176,144	124,515	1,082,384	45,045
Expenses:
Investment advisory fees (Note 6)	59,111	102,918	825,997	407,463
Licensing fees	7,093	13,722	—	—
Professional fees	5,918	6,103	14,032	9,434
Fund servicing fees	4,884	5,669	41,728	20,833
Pricing fees	2,976	2,976	2,976	2,976
Management service fees (Note 6)	2,954	3,432	27,531	13,581
Exchange listing fees	2,603	2,603	2,603	2,603
Reports to shareholders	1,279	1,525	12,096	5,966
Interest expense	479	942	5,599	10,963
Trustees' fees and expenses	311	371	2,938	1,449
Insurance fees	231	276	2,185	1,077
Other	502	894	74,224	23,834
Total Expenses	88,341	141,431	1,011,909	500,179
Recoupment of expenses to Adviser (Note 6)	—	—	9,051	8,911
Less: Reimbursement of expenses from Adviser (Note 6)	(16,929)	(10,126)	—	—
Net Expenses	71,412	131,305	1,020,960	509,090
Net investment income (loss)	104,732	(6,790)	61,424	(464,045)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	211,314	—	(956,002)	—
In-kind redemptions	—	4,269,763	23,157,090	5,893,663
Swap contracts	6,466,872	12,444,174	75,768,463	47,773,989
Net realized gain	6,678,186	16,713,937	97,969,551	53,667,652
Change in net unrealized appreciation (depreciation) on:
Investment securities	5,145,139	(82,248)	10,057,227	2,153,247
Swap contracts	(795,812)	(704,973)	(4,559,736)	(16,497,508)
Change in net unrealized appreciation (depreciation)	4,349,327	(787,221)	5,497,491	(14,344,261)
Net realized and unrealized gain	11,027,513	15,926,716	103,467,042	39,323,391
Net increase in net assets resulting from operations	$11,132,245	$15,919,926	$103,528,466	$38,859,346

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
45

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2021

	Direxion Daily Russia Bull 2X Shares	Direxion Daily Cloud Computing Bull 2X Shares[1]	Direxion Daily Cloud Computing Bear 2X Shares[1]	Direxion Daily Energy Bull 2X Shares
Investment Income:
Dividend income	$1,131,498	$4,172	$—	$8,017,793
Interest income	3,932	660	1,114	23,730
Securities lending income	—	127	—	—
Total investment income	1,135,430	4,959	1,114	8,041,523
Expenses:
Investment advisory fees (Note 6)	238,979	55,794	43,430	1,944,789
Fund servicing fees	12,419	2,949	2,369	96,179
Management service fees (Note 6)	7,965	1,853	1,443	64,757
Professional fees	7,582	3,654	3,532	25,784
Interest expense	5,410	57	51	15,013
Reports to shareholders	3,496	743	581	27,765
Pricing fees	2,976	1,858	1,858	2,976
Exchange listing fees	2,603	1,625	1,625	2,603
Licensing fees	2,480	7,430	7,430	207,444
Trustees' fees and expenses	849	180	141	6,744
Insurance fees	632	134	105	5,015
Offering fees	—	1,548	1,548	—
Other	1,591	355	274	16,840
Total Expenses	286,982	78,180	64,387	2,415,909
Recoupment of expenses to Adviser (Note 6)	—	—	—	62,503
Less: Reimbursement of expenses from Adviser (Note 6)	—	(7,450)	(9,324)	—
Net Expenses	286,982	70,730	55,063	2,478,412
Net investment income (loss)	848,448	(65,771)	(53,949)	5,563,111
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	—	(482,479)	—	(1,113,797)
In-kind redemptions	4,173,650	271,577	—	49,497,233
Swap contracts	17,795,632	(143,825)	(603,827)	173,066,927
Net realized gain (loss)	21,969,282	(354,727)	(603,827)	221,450,363
Change in net unrealized appreciation (depreciation) on:
Investment securities	4,355,047	167,527	—	102,556,791
Swap contracts	8,681,401	(1,043,885)	(1,031,821)	112,382,782
Change in net unrealized appreciation (depreciation)	13,036,448	(876,358)	(1,031,821)	214,939,573
Net realized and unrealized gain (loss)	35,005,730	(1,231,085)	(1,635,648)	436,389,936
Net increase (decrease) in net assets resulting from operations	$35,854,178	$(1,296,856)	$(1,689,597)	$441,953,047

1  Represents the period from January 8, 2021 (commencement of operations) to April 30, 2021.
The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
46

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2021

	Direxion Daily Energy Bear 2X Shares	Direxion Daily Gold Miners Index Bull 2X Shares	Direxion Daily Gold Miners Index Bear 2X Shares	Direxion Daily Junior Gold Miners Index Bull 2X Shares
Investment Income:
Dividend income	$—	$3,439,413	$—	$4,759,448
Interest income	3,322	49,644	8,710	39,515
Securities lending income	—	—	—	142
Total investment income	3,322	3,489,057	8,710	4,799,105
Expenses:
Investment advisory fees (Note 6)	112,377	3,869,026	351,758	2,562,214
Licensing fees	11,987	98,215	4,421	1,240
Professional fees	6,212	47,643	8,855	33,277
Fund servicing fees	6,153	194,124	18,140	128,856
Management service fees (Note 6)	3,748	128,983	11,728	85,423
Pricing fees	2,975	2,976	2,976	2,976
Exchange listing fees	2,603	3,471	5,207	2,603
Reports to shareholders	1,670	56,912	5,195	37,756
Interest expense	502	34,315	1,322	56,116
Trustees' fees and expenses	406	13,824	1,262	9,171
Insurance fees	301	10,280	938	6,820
Other	564	19,850	1,800	16,784
Total Expenses	149,498	4,479,619	413,602	2,943,236
Less: Reimbursement of expenses from Adviser (Note 6)	(6,652)	—	—	—
Net Expenses	142,846	4,479,619	413,602	2,943,236
Net investment income (loss)	(139,524)	(990,562)	(404,892)	1,855,869
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	—	(78,702,471)	—	(40,769,965)
In-kind redemptions	—	30,168,338	—	25,605,454
Swap contracts	(28,665,535)	99,009,792	(413,244)	23,860,862
Net realized gain (loss)	(28,665,535)	50,475,659	(413,244)	8,696,351
Change in net unrealized appreciation (depreciation) on:
Investment securities	—	16,974,174	—	3,833,409
Swap contracts	(12,747,901)	(247,510,325)	12,750,573	(168,370,631)
Change in net unrealized appreciation (depreciation)	(12,747,901)	(230,536,151)	12,750,573	(164,537,222)
Net realized and unrealized gain (loss)	(41,413,436)	(180,060,492)	12,337,329	(155,840,871)
Net increase (decrease) in net assets resulting from operations	$(41,552,960)	$(181,051,054)	$11,932,437	$(153,985,002)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
47

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2021

	Direxion Daily Junior Gold Miners Index Bear 2X Shares	Direxion Daily Robotics, Artificial Intelligence & Automation	Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares
Investment Income:
Dividend income	$—	$—	$1,924,191	$—
Interest income	8,050	2,639	55,132	6,700
Securities lending income	—	21	54,832	—
Total investment income	8,050	2,660	2,034,155	6,700
Expenses:
Investment advisory fees (Note 6)	286,636	203,125	2,333,157	229,555
Fund servicing fees	14,856	10,661	115,249	11,947
Management service fees (Note 6)	9,556	6,771	77,687	7,651
Professional fees	8,128	7,200	29,928	7,477
Reports to shareholders	4,224	2,988	33,291	3,358
Pricing fees	2,976	2,976	2,976	2,976
Exchange listing fees	2,603	2,603	2,603	2,603
Licensing fees	1,240	16,250	248,870	24,486
Trustees' fees and expenses	1,026	726	8,086	816
Insurance fees	763	540	6,013	606
Interest expense	545	1,471	32,388	798
Other	304	1,039	21,747	1,184
Total Expenses	332,857	256,350	2,911,995	293,457
Recoupment of expenses to Adviser (Note 6)	—	2,542	75,724	75
Less: Reimbursement of expenses from Adviser (Note 6)	—	(129)	—	(1,964)
Net Expenses	332,857	258,763	2,987,719	291,568
Net investment loss	(324,807)	(256,103)	(953,564)	(284,868)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	—	(512,139)	(11,239,336)	—
In-kind redemptions	—	4,052,062	68,345,529	—
Swap contracts	(13,439,263)	26,291,193	200,350,801	(67,309,875)
Net realized gain (loss)	(13,439,263)	29,831,116	257,456,994	(67,309,875)
Change in net unrealized appreciation (depreciation) on:
Investment securities	—	1,902,586	35,572,706	—
Swap contracts	26,381,853	(11,391,445)	327,037,315	(26,007,742)
Change in net unrealized appreciation (depreciation)	26,381,853	(9,488,859)	362,610,021	(26,007,742)
Net realized and unrealized gain (loss)	12,942,590	20,342,257	620,067,015	(93,317,617)
Net increase (decrease) in net assets resulting from operations	$12,617,783	$20,086,154	$619,113,451	$(93,602,485)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
48

Statements of Changes in Net Assets

	Direxion Daily CSI 300 China A Share Bear 1X Shares		Direxion Daily S&P 500® Bear 1X Shares
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
Operations:
Net investment loss	$(773,050)	$(27,574)	$(288,640)	$(259,288)
Net realized loss	(2,545,766)	(3,055,894)	(28,921,253)	(42,822,665)
Change in net unrealized depreciation	(3,225,912)	(1,690,515)	(8,416,768)	(1,658,148)
Net decrease in net assets resulting from operations	(6,544,728)	(4,773,983)	(37,626,661)	(44,740,101)
Distributions to shareholders:
Net distributions to shareholders	—	(50,677)	—	(74,214)
Return of capital	—	(44,290)	—	(50,440)
Total distributions	—	(94,967)	—	(124,654)
Capital share transactions:
Proceeds from shares sold	258,902,176	104,166,411	20,871,828	226,514,013
Cost of shares redeemed	(154,024,025)	(25,716,433)	(47,655,468)	(25,603,766)
Transaction fees (Note 4)	30,805	4,566	—	—
Net increase (decrease) in net assets resulting from capital transactions	104,908,956	78,454,544	(26,783,640)	200,910,247
Total increase (decrease) in net assets	98,364,228	73,585,594	(64,410,301)	156,045,492
Net assets:
Beginning of year/period	94,200,771	20,615,177	175,570,547	19,525,055
End of year/period	$192,564,999	$94,200,771	$111,160,246	$175,570,547
Changes in shares outstanding
Shares outstanding, beginning of year/period	4,650,000	700,000	8,249,983	749,983
Shares sold	15,300,000	4,850,000	1,150,000	8,600,000
Shares repurchased	(8,750,000)	(900,000)	(2,600,000)	(1,100,000)
Shares outstanding, end of year/period	11,200,000	4,650,000	6,799,983	8,249,983

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
49

Statements of Changes in Net Assets

	Direxion Daily CSI 300 China A Share Bull 2X Shares		Direxion Daily CSI China Internet Index Bull 2X Shares
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
Operations:
Net investment income (loss)	$(113,580)	$209,303	$(163,542)	$(51,752)
Net realized gain	45,657,727	21,740,387	20,374,523	18,215,749
Change in net unrealized appreciation (depreciation)	(19,590,724)	22,527,939	(34,227,738)	19,078,776
Net increase (decrease) in net assets resulting from operations	25,953,423	44,477,629	(14,016,757)	37,242,773
Distributions to shareholders:
Net distributions to shareholders	—	(404,988)	—	(126,584)
Return of capital	—	(73,895)	—	(89,169)
Total distributions	—	(478,883)	—	(215,753)
Capital share transactions:
Proceeds from shares sold	76,579,342	63,393,945	106,451,893	34,318,402
Cost of shares redeemed	(44,653,954)	(138,915,873)	(27,336,797)	(67,963,524)
Transaction fees (Note 4)	4,466	14,112	2,734	6,934
Net increase (decrease) in net assets resulting from capital transactions	31,929,854	(75,507,816)	79,117,830	(33,638,188)
Total increase (decrease) in net assets	57,883,277	(31,509,070)	65,101,073	3,388,832
Net assets:
Beginning of year/period	96,387,728	127,896,798	56,607,677	53,218,845
End of year/period	$154,271,005	$96,387,728	$121,708,750	$56,607,677
Changes in shares outstanding
Shares outstanding, beginning of year/period	2,950,000	5,950,000	1,050,001	2,200,001
Shares sold	1,750,000	2,700,000	1,650,000	1,050,000
Shares repurchased	(950,000)	(5,700,000)	(450,000)	(2,200,000)
Shares outstanding, end of year/period	3,750,000	2,950,000	2,250,001	1,050,001

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
50

Statements of Changes in Net Assets

	Direxion Daily S&P 500® Bull 2X Shares		Direxion Daily Latin America Bull 2X Shares
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
Operations:
Net investment income (loss)	$104,732	$200,259	$(6,790)	$59,104
Net realized gain (loss)	6,678,186	3,008,479	16,713,937	(18,029,114)
Change in net unrealized appreciation (depreciation)	4,349,327	2,299,898	(787,221)	(142,770)
Net increase (decrease) in net assets resulting from operations	11,132,245	5,508,636	15,919,926	(18,112,780)
Distributions to shareholders:
Net distributions to shareholders	(1,619,734)	(228,339)	(41,041)	(61,685)
Return of capital	—	—	—	(76,394)
Total distributions	(1,619,734)	(228,339)	(41,041)	(138,079)
Capital share transactions:
Proceeds from shares sold	3,964,020	9,808,536	—	39,614,358
Cost of shares redeemed	(4,600,374)	(8,627,454)	(15,057,702)	(9,695,166)
Transaction fees (Note 4)	920	1,131	3,012	3,474
Net increase (decrease) in net assets resulting from capital transactions	(635,434)	1,182,213	(15,054,690)	29,922,666
Total increase in net assets	8,877,077	6,462,510	824,195	11,671,807
Net assets:
Beginning of year/period	17,323,893	10,861,383	20,208,444	8,536,637
End of year/period	$26,200,970	$17,323,893	$21,032,639	$20,208,444
Changes in shares outstanding
Shares outstanding, beginning of year/period	283,236	183,236	490,721	20,955
Shares sold	50,000	250,000	—	542,500
Shares repurchased	(50,000)	(150,000)	(200,000)	(72,734)
Shares outstanding, end of year/period	283,236	283,236	290,721	490,721

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
51

Statements of Changes in Net Assets

	Direxion Daily MSCI Brazil Bull 2X Shares		Direxion Daily MSCI India Bull 2X Shares
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
Operations:
Net investment income (loss)	$61,424	$2,459,556	$(464,045)	$(354,284)
Net realized gain (loss)	97,969,551	(573,046,110)	53,667,652	(18,646,115)
Change in net unrealized appreciation (depreciation)	5,497,491	(87,960,856)	(14,344,261)	25,165,864
Net increase (decrease) in net assets resulting from operations	103,528,466	(658,547,410)	38,859,346	6,165,465
Distributions to shareholders:
Net distributions to shareholders	(679,337)	(2,459,555)	—	(15,893)
Return of capital	—	(604,582)	—	(778)
Total distributions	(679,337)	(3,064,137)	—	(16,671)
Capital share transactions:
Proceeds from shares sold	74,768,043	747,424,198	4,557,437	78,866,820
Cost of shares redeemed	(112,653,726)	(338,213,399)	(30,127,960)	(84,098,374)
Transaction fees (Note 4)	22,531	68,075	6,025	31,039
Net increase (decrease) in net assets resulting from capital transactions	(37,863,152)	409,278,874	(25,564,498)	(5,200,515)
Total increase (decrease) in net assets	64,985,977	(252,332,673)	13,294,848	948,279
Net assets:
Beginning of year/period	160,852,540	413,185,213	84,346,145	83,397,866
End of year/period	$225,838,517	$160,852,540	$97,640,993	$84,346,145
Changes in shares outstanding
Shares outstanding, beginning of year/period	2,608,631	370,107	2,749,686	1,249,686
Shares sold	750,000	3,448,571	100,000	4,000,000
Shares repurchased	(1,150,000)	(1,210,047)	(650,000)	(2,500,000)
Shares outstanding, end of year/period	2,208,631	2,608,631	2,199,686	2,749,686

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
52

Statements of Changes in Net Assets

	Direxion Daily Russia Bull 2X Shares		Direxion Daily Cloud Computing Bull 2X Shares
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	For the Period January 8, 2021[1] through April 30, 2021 (Unaudited)
Operations:
Net investment income (loss)	$848,448	$279,034	$(65,771)
Net realized gain (loss)	21,969,282	(25,915,066)	(354,727)
Change in net unrealized appreciation (depreciation)	13,036,448	(13,615,407)	(876,358)
Net increase (decrease) in net assets resulting from operations	35,854,178	(39,251,439)	(1,296,856)
Distributions to shareholders:
Net distributions to shareholders	(907,763)	(621,437)	—
Return of capital	—	(33,321)	—
Total distributions	(907,763)	(654,758)	—
Capital share transactions:
Proceeds from shares sold	6,667,266	93,161,537	29,660,690
Cost of shares redeemed	(27,479,115)	(83,911,698)	(3,885,826)
Transaction fees (Note 4)	5,496	28,920	715
Net increase (decrease) in net assets resulting from capital transactions	(20,806,353)	9,278,759	25,775,579
Total increase (decrease) in net assets	14,140,062	(30,627,438)	24,478,723
Net assets:
Beginning of year/period	46,014,994	76,642,432	—
End of year/period	$60,155,056	$46,014,994	$24,478,723
Changes in shares outstanding
Shares outstanding, beginning of year/period	3,468,002	1,418,002	—
Shares sold	300,000	5,550,000	1,175,001
Shares repurchased	(1,250,000)	(3,500,000)	(150,000)
Shares outstanding, end of year/period	2,518,002	3,468,002	1,025,001

1  Commencement of Operations.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
53

Statements of Changes in Net Assets

	Direxion Daily Cloud Computing Bear 2X Shares	Direxion Daily Energy Bull 2X Shares
	For the Period January 8, 2021[1] through April 30, 2021 (Unaudited)	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
Operations:
Net investment income (loss)	$(53,949)	$5,563,111	$8,311,594
Net realized gain (loss)	(603,827)	221,450,363	(402,401,370)
Change in net unrealized appreciation (depreciation)	(1,031,821)	214,939,573	(87,996,847)
Net increase (decrease) in net assets resulting from operations	(1,689,597)	441,953,047	(482,086,623)
Distributions to shareholders:
Net distributions to shareholders	—	(5,531,244)	(8,061,166)
Total distributions	—	(5,531,244)	(8,061,166)
Capital share transactions:
Proceeds from shares sold	22,563,687	254,935,843	656,982,160
Cost of shares redeemed	(3,199,802)	(347,000,541)	(194,547,068)
Transaction fees (Note 4)	834	74,265	111,843
Net increase (decrease) in net assets resulting from capital transactions	19,364,719	(91,990,433)	462,546,935
Total increase (decrease) in net assets	17,675,122	344,431,370	(27,600,854)
Net assets:
Beginning of year/period	—	257,498,288	285,099,142
End of year/period	$17,675,122	$601,929,658	$257,498,288
Changes in shares outstanding
Shares outstanding, beginning of year/period	—	30,463,531	1,985,002
Shares sold	900,001	14,950,000	37,895,000
Shares repurchased	(125,000)	(20,050,000)	(9,416,471)
Shares outstanding, end of year/period	775,001	25,363,531	30,463,531

1  Commencement of Operations.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
54

Statements of Changes in Net Assets

	Direxion Daily Energy Bear 2X Shares		Direxion Daily Gold Miners Index Bull 2X Shares
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
Operations:
Net investment loss	$(139,524)	$(98,374)	$(990,562)	$(2,714,380)
Net realized gain (loss)	(28,665,535)	49,312,193	50,475,659	(78,677,497)
Change in net unrealized appreciation (depreciation)	(12,747,901)	6,174,483	(230,536,151)	(242,181,498)
Net increase (decrease) in net assets resulting from operations	(41,552,960)	55,388,302	(181,051,054)	(323,573,375)
Distributions to shareholders:
Net distributions to shareholders	—	(54,239)	—	(3,749,143)
Return of capital	—	(30,169)	—	(3,384,907)
Total distributions	—	(84,408)	—	(7,134,050)
Capital share transactions:
Proceeds from shares sold	100,067,189	173,582,980	785,830,441	1,944,792,718
Cost of shares redeemed	(68,866,840)	(221,448,859)	(712,382,941)	(2,125,276,430)
Transaction fees (Note 4)	20,660	524,611	142,856	1,650,138
Net increase (decrease) in net assets resulting from capital transactions	31,221,009	(47,341,268)	73,590,356	(178,833,574)
Total increase (decrease) in net assets	(10,331,951)	7,962,626	(107,460,698)	(509,540,999)
Net assets:
Beginning of year/period	33,625,588	25,662,962	1,032,006,274	1,541,547,273
End of year/period	$23,293,637	$33,625,588	$924,545,576	$1,032,006,274
Changes in shares outstanding
Shares outstanding, beginning of year/period	457,061	507,061	13,451,908	9,747,165
Shares sold	3,700,000	2,500,000	12,150,000	25,080,000
Shares repurchased	(2,850,000)	(2,550,000)	(10,300,000)	(21,375,257)
Shares outstanding, end of year/period	1,307,061	457,061	15,301,908	13,451,908

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
55

Statements of Changes in Net Assets

	Direxion Daily Gold Miners Index Bear 2X Shares		Direxion Daily Junior Gold Miners Index Bull 2X Shares
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
Operations:
Net investment income (loss)	$(404,892)	$409,738	$1,855,869	$(2,519,768)
Net realized gain (loss)	(413,244)	(205,288,482)	8,696,351	(180,109,637)
Change in net unrealized appreciation (depreciation)	12,750,573	90,379,373	(164,537,222)	(163,668,879)
Net increase (decrease) in net assets resulting from operations	11,932,437	(114,499,371)	(153,985,002)	(346,298,284)
Distributions to shareholders:
Net distributions to shareholders	—	(897,333)	(2,449,837)	(833,823)
Return of capital	—	(606,649)	—	(199,395)
Total distributions	—	(1,503,982)	(2,449,837)	(1,033,218)
Capital share transactions:
Proceeds from shares sold	211,536,192	919,384,135	512,788,611	1,367,685,270
Cost of shares redeemed	(236,888,153)	(1,081,791,973)	(401,782,907)	(1,297,369,468)
Transaction fees (Note 4)	57,222	1,332,590	80,357	1,164,490
Net increase (decrease) in net assets resulting from capital transactions	(25,294,739)	(161,075,248)	111,086,061	71,480,292
Total decrease in net assets	(13,362,302)	(277,078,601)	(45,348,778)	(275,851,210)
Net assets:
Beginning of year/period	101,595,228	378,673,829	672,879,693	948,730,903
End of year/period	$88,232,926	$101,595,228	$627,530,915	$672,879,693
Changes in shares outstanding
Shares outstanding, beginning of year/period	5,060,171	2,230,748	5,743,351	1,364,876
Shares sold	10,850,000	25,660,000	5,200,000	13,445,000
Shares repurchased	(11,400,000)	(22,830,577)	(3,650,000)	(9,066,525)
Shares outstanding, end of year/period	4,510,171	5,060,171	7,293,351	5,743,351

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
56

Statements of Changes in Net Assets

	Direxion Daily Junior Gold Miners Index Bear 2X Shares		Direxion Daily Robotics, Artificial Intelligence & Automation[1]
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
Operations:
Net investment income (loss)	$(324,807)	$10,490	$(256,103)	$(173,088)
Net realized gain (loss)	(13,439,263)	(121,795,167)	29,831,116	13,521,420
Change in net unrealized appreciation (depreciation)	26,381,853	15,357,893	(9,488,859)	13,369,867
Net increase (decrease) in net assets resulting from operations	12,617,783	(106,426,784)	20,086,154	26,718,199
Distributions to shareholders:
Net distributions to shareholders	—	(352,328)	(8,502,373)	(24,752)
Return of capital	—	(223,740)	—	—
Total distributions	—	(576,068)	(8,502,373)	(24,752)
Capital share transactions:
Proceeds from shares sold	202,831,158	702,125,739	4,679,766	15,635,159
Cost of shares redeemed	(213,079,333)	(661,185,760)	(10,537,797)	(18,556,913)
Transaction fees (Note 4)	63,924	1,403,455	2,108	4,734
Net increase (decrease) in net assets resulting from capital transactions	(10,184,251)	42,343,434	(5,855,923)	(2,917,020)
Total increase (decrease) in net assets	2,433,532	(64,659,418)	5,727,858	23,776,427
Net assets:
Beginning of year/period	83,569,725	148,229,143	44,244,579	20,468,152
End of year/period	$86,003,257	$83,569,725	$49,972,437	$44,244,579
Changes in shares outstanding
Shares outstanding, beginning of year/period	7,132,449	441,509	1,323,645	900,000
Shares sold	19,950,000	25,956,000	100,000	1,050,000
Shares repurchased	(19,050,000)	(19,265,060)	(250,000)	(626,355)
Shares outstanding, end of year/period	8,032,449	7,132,449	1,173,645	1,323,645

1  Effective January 11, 2021, the Fund had a 5:1 forward stock split. Share amounts for all periods have been adjusted to give effect to the 5:1 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
57

Statements of Changes in Net Assets

	Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares		Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
Operations:
Net investment income (loss)	$(953,564)	$1,369,195	$(284,868)	$(220,311)
Net realized gain (loss)	257,456,994	(376,340,549)	(67,309,875)	61,409,923
Change in net unrealized appreciation (depreciation)	362,610,021	(139,703,432)	(26,007,742)	(4,854,742)
Net increase (decrease) in net assets resulting from operations	619,113,451	(514,674,786)	(93,602,485)	56,334,870
Distributions to shareholders:
Net distributions to shareholders	(875,277)	(563,199)	(7,191)	(26,156)
Total distributions	(875,277)	(563,199)	(7,191)	(26,156)
Capital share transactions:
Proceeds from shares sold	326,896,993	1,062,005,865	233,767,354	452,764,929
Cost of shares redeemed	(546,665,608)	(398,504,921)	(121,760,723)	(506,649,204)
Transaction fees (Note 4)	126,122	253,383	36,528	615,686
Net increase (decrease) in net assets resulting from capital transactions	(219,642,493)	663,754,327	112,043,159	(53,268,589)
Total increase in net assets	398,595,681	148,516,342	18,433,483	3,040,125
Net assets:
Beginning of year/period	342,249,746	193,733,404	39,045,834	36,005,709
End of year/period	$740,845,427	$342,249,746	$57,479,317	$39,045,834
Changes in shares outstanding
Shares outstanding, beginning of year/period	17,528,422	179,149	546,196	486,956
Shares sold	5,250,000	24,977,500	11,450,000	5,430,000
Shares repurchased	(11,800,000)	(7,628,227)	(6,900,000)	(5,370,760)
Shares outstanding, end of year/period	10,978,422	17,528,422	5,096,196	546,196

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
58

Financial Highlights

April 30, 2021

													RATIOS TO AVERAGE NET ASSETS[5]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Investment Income (Loss)[1,2]	Net Realized and Unrealized Gain (Loss) on Investments[3]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[4]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[6]	Total Expenses	Net Investment Income (Loss) after Expense Reimbursement	Net Expenses[2],[6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Portfolio Turnover Rate[7]
Direxion Daily CSI 300 China A Share Bear 1X Shares
For the Six Months Ended April 30, 2021 (Unaudited)	$20.26	$(0.06)	$(0.06)	$(3.01)	$(3.07)	$—	$—	$—	$—	$17.19	-15.15%	$192,565	0.74%	0.73%	(0.71)%	0.74%	0.73%	(0.71)%	0%
For the Year Ended October 31, 2020	$29.45	(0.03)	(0.03)	(9.06)	(9.09)	(0.05)	—	(0.05)	(0.10)	$20.26	-30.98%	$94,201	0.80%	0.80%	(0.12)%	0.80%	0.80%	(0.12)%	0%
For the Year Ended October 31, 2019	$38.58	0.48	0.50	(8.59)	(8.11)	(1.02)	—	—	(1.02)	$29.45	-21.08%	$20,615	0.88%	0.87%	1.44%	0.80%	0.79%	1.52%	0%
For the Year Ended October 31, 2018	$32.04	0.24	0.26	6.50	6.74	(0.20)	—	—	(0.20)	$38.58	21.11%	$115,750	0.85%	0.81%	0.72%	0.80%	0.76%	0.77%	0%
For the Year Ended October 31, 2017	$41.32	(0.05)	(0.05)	(9.23)	(9.28)	—	—	—	—	$32.04	-22.46%	$100,918	0.80%	0.79%	(0.12)%	0.80%	0.79%	(0.12)%	0%
For the Year Ended October 31, 2016	$45.36	(0.29)	(0.29)	(3.75)	(4.04)	—	—	—	—	$41.32	-8.91%	$86,765	0.81%	0.84%	(0.66)%	0.80%	0.83%	(0.65)%	0%
Direxion Daily S&P 500® Bear 1X Shares
For the Six Months Ended April 30, 2021 (Unaudited)	$21.28	(0.04)	(0.04)	(4.89)	(4.93)	—	—	—	—	$16.35	-23.17%	$111,160	0.45%	0.51%	(0.42)%	0.45%	0.51%	(0.42)%	0%
For the Year Ended October 31, 2020	$26.03	(0.06)	(0.05)	(4.60)	(4.66)	(0.05)	—	(0.04)	(0.09)	$21.28	-17.95%	$175,571	0.45%	0.56%	(0.24)%	0.45%	0.56%	(0.24)%	0%
For the Year Ended October 31, 2019	$29.73	0.52	0.52	(3.72)	(3.20)	(0.50)	—	—	(0.50)	$26.03	-10.90%	$19,525	0.45%	0.73%	1.86%	0.45%	0.73%	1.86%	0%
For the Year Ended October 31, 2018	$31.91	0.30	0.30	(2.14)	(1.84)	(0.34)	—	—	(0.34)	$29.73	-5.74%	$13,380	0.45%	0.65%	0.99%	0.45%	0.65%	0.99%	0%
For the Year Ended October 31, 2017	$39.30	0.07	0.08	(7.31)	(7.24)	(0.15)	—	—	(0.15)	$31.91	-18.62%	$33,504	0.45%	0.60%	0.21%	0.45%	0.60%	0.21%	0%
For the Period June 8, 2016[8] through October 31, 2016	$40.00	0.02	0.02	(0.72)	(0.70)	—	—	—	—	$39.30	-1.75%	$47,153	0.09%	0.66%	0.17%	0.09%	0.66%	0.17%	0%
Direxion Daily CSI 300 China A Share Bull 2X Shares
For the Six Months Ended April 30, 2021 (Unaudited)	$32.67	(0.03)	(0.03)	8.50	8.47	—	—	—	—	$41.14	25.93%	$154,271	0.90%	0.89%	(0.15)%	0.89%	0.88%	(0.14)%	94%
For the Year Ended October 31, 2020	$21.50	0.05	0.06	11.21	11.26	(0.08)	—	(0.01)	(0.09)	$32.67	52.60%	$96,388	1.01%	1.00%	0.19%	0.95%	0.94%	0.25%	0%
For the Year Ended October 31, 2019	$15.95	0.14	0.19	5.56	5.70	(0.15)	—	—	(0.15)	$21.50	35.87%	$127,897	1.20%	1.17%	0.69%	0.95%	0.92%	0.94%	0%
For the Year Ended October 31, 2018	$28.60	0.17	0.19	(12.76)	(12.59)	(0.06)	—	—	(0.06)	$15.95	-44.05%	$76,552	1.05%	1.03%	0.68%	0.95%	0.93%	0.78%	339%
For the Year Ended October 31, 2017	$18.53	(0.08)	(0.06)	10.15	10.07	—	—	—	—	$28.60	54.34%	$70,078	1.03%	1.05%	(0.36)%	0.95%	0.97%	(0.28)%	1,747%
For the Year Ended October 31, 2016	$21.71	(0.15)	(0.15)	(3.03)	(3.18)	—	—	—	—	$18.53	-14.65%	$60,228	0.96%	1.01%	(0.81)%	0.95%	1.00%	(0.80)%	2,606%
Direxion Daily CSI China Internet Index Bull 2X Shares
For the Six Months Ended April 30, 2021 (Unaudited)	$53.91	(0.13)	(0.13)	0.31	0.18	—	—	—	—	$54.09	0.33%	$121,709	0.91%	0.90%	(0.39)%	0.91%	0.90%	(0.39)%	46%
For the Year Ended October 31, 2020	$24.19	(0.03)	(0.01)	29.85	29.82	(0.06)	—	(0.04)	(0.10)	$53.91	123.61%	$56,608	1.00%	1.01%	(0.09)%	0.95%	0.96%	(0.04)%	40%
For the Year Ended October 31, 2019	$22.70	0.18	0.20	1.50	1.68	(0.19)	—	—	(0.19)	$24.19	7.53%	$53,219	1.03%	1.03%	0.74%	0.94%	0.94%	0.83%	13%
For the Year Ended October 31, 2018	$49.07	0.22	0.28	(24.87)	(24.65)	(0.20)	(1.52)	—	(1.72)	$22.70	-52.04%	$49,937	1.06%	1.03%	0.46%	0.95%	0.92%	0.57%	189%
For the Period November 2, 2016[8] through October 31, 2017	$25.00	(0.21)	(0.21)	24.28	24.07	—	—	—	—	$49.07	96.28%	$85,879	0.97%	1.13%	(0.48)%	0.95%	1.11%	(0.46)%	0%
Direxion Daily S&P 500® Bull 2X Shares
For the Six Months Ended April 30, 2021 (Unaudited)	$61.16	0.35	0.35	36.72	37.07	(0.36)	(5.36)	—	(5.72)	$92.51	63.39%	$26,201	0.60%	0.74%	0.89%	0.60%	0.74%	0.89%	28%
For the Year Ended October 31, 2020	$59.28	0.69	0.70	2.15	2.84	(0.75)	(0.21)	—	(0.96)	$61.16	4.75%	$17,324	0.63%	0.88%	1.20%	0.60%	0.85%	1.23%	105%
For the Year Ended October 31, 2019	$48.89	0.96	0.98	10.36	11.32	(0.93)	—	—	(0.93)	$59.28	23.64%	$10,861	0.51%	0.97%	1.85%	0.47%[9]	0.93%	1.89%	75%
For the Year Ended October 31, 2018	$46.22	0.89	0.98	4.02	4.91	(0.87)	(1.37)	—	(2.24)	$48.89	10.13%	$6,514	0.18%	1.24%	1.71%	0.00%[9]	1.06%	1.89%	59%
For the Year Ended October 31, 2017	$36.00	0.17	0.30	16.07	16.24	(0.08)	(5.94)	—	(6.02)	$46.22	48.62%	$3,847	0.82%	1.87%	0.40%	0.49%	1.54%	0.73%	363%
For the Year Ended October 31, 2016	$34.19	(0.15)	(0.14)	1.96	1.81	—	—	—	—	$36.00	5.29%	$2,996	0.64%	1.33%	(0.44)%	0.60%	1.29%	(0.40)%	419%
The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
59

Financial Highlights

April 30, 2021

													RATIOS TO AVERAGE NET ASSETS[5]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Investment Income (Loss)[1,2]	Net Realized and Unrealized Gain (Loss) on Investments[3]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[4]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[6]	Total Expenses	Net Investment Income (Loss) after Expense Reimbursement	Net Expenses[2],[6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Portfolio Turnover Rate[7]
Direxion Daily Latin America Bull 2X Shares
For the Six Months Ended April 30, 2021 (Unaudited)	$41.18	$(0.02)	$(0.02)	$31.30	$31.28	$(0.11)	$—	$—	$(0.11)	$72.35	75.93%	$21,033	0.96%	1.03%	(0.05)%	0.95%	1.02%	(0.04)%	0%
For the Year Ended October 31, 2020	$407.40	0.25	0.27	(365.75)	(365.50)	(0.32)	—	(0.40)	(0.72)	$41.18	-89.83%	$20,208	0.98%	1.20%	0.41%	0.95%	1.17%	0.44%	71%
For the Year Ended October 31, 2019	$474.80	4.20	5.00	(66.60)	(62.40)	(5.00)	—	—	(5.00)	$407.40	-13.19%	$8,537	1.16%	1.34%	0.95%	0.95%	1.13%	1.16%	302%
For the Year Ended October 31, 2018	$630.80	5.80	6.20	(157.40)	(151.60)	(4.20)	—	(0.20)	(4.40)	$474.80	-24.04%	$13,512	1.03%	1.19%	0.99%	0.95%	1.11%	1.07%	56%
For the Year Ended October 31, 2017	$575.80	(1.60)	(0.80)	56.60	55.00	—	—	—	—	$630.80	9.55%	$14,796	1.12%	1.35%	(0.30)%	0.95%	1.18%	(0.13)%	58%
For the Year Ended October 31, 2016	$329.60	(3.20)	(2.80)	249.40	246.20	—	—	—	—	$575.80	74.70%	$17,823	1.06%	1.36%	(0.87)%	0.95%	1.25%	(0.76)%	101%
Direxion Daily MSCI Brazil Bull 2X Shares
For the Six Months Ended April 30, 2021 (Unaudited)	$61.66	0.03	0.03	40.88	40.91	(0.32)	—	—	(0.32)	$102.25	66.30%	$225,839	0.93%	0.92%	0.05%	0.92%	0.91%	0.06%	6%
For the Year Ended October 31, 2020	$1,116.50	1.54	1.69	(1,049.80)	(1,048.26)	(5.28)	—	(1.30)	(6.58)	$61.66	-94.40%	$160,853	1.05%	1.05%	1.01%	0.95%	0.95%	1.11%	232%
For the Year Ended October 31, 2019	$1,029.00	10.85	15.05	88.90	99.75	(12.25)	—	—	(12.25)	$1,116.50	9.85%	$413,185	1.35%	1.33%	1.04%	0.95%	0.93%	1.44%	208%
For the Year Ended October 31, 2018	$1,410.15	14.00	15.75	(380.80)	(366.80)	(13.65)	—	(0.70)	(14.35)	$1,029.00	-25.98%	$407,268	1.15%	1.14%	1.54%	0.95%	0.94%	1.74%	133%
For the Year Ended October 31, 2017	$1,660.75	(1.05)	1.40	(249.55)	(250.60)	—	—	—	—	$1,410.15	-15.09%	$153,270	1.13%	1.15%	(0.08)%	0.95%	0.97%	0.10%	42%
For the Year Ended October 31, 2016	$576.80	(5.25)	(4.20)	1,089.20	1,083.95	—	—	—	—	$1,660.75	187.92%	$78,470	1.10%	1.17%	(0.77)%	0.95%	1.02%	(0.62)%	164%
Direxion Daily MSCI India Bull 2X Shares
For the Six Months Ended April 30, 2021 (Unaudited)	$30.67	(0.18)	(0.18)	13.90	13.72	—	—	—	—	$44.39	44.73%	$97,641	0.94%	0.92%	(0.85)%	0.92%	0.90%	(0.83)%	0%
For the Year Ended October 31, 2020	$66.74	(0.14)	(0.13)	(35.92)	(36.06)	(0.01)	—	(0.00)[10]	(0.01)	$30.67	-54.04%	$84,346	0.99%	0.98%	(0.46)%	0.95%	0.94%	(0.42)%	157%
For the Year Ended October 31, 2019	$51.51	0.60	0.67	15.20	15.80	(0.57)	—	—	(0.57)	$66.74	30.61%	$83,398	1.05%	1.03%	0.92%	0.95%	0.93%	1.02%	111%
For the Year Ended October 31, 2018	$95.50	0.09	0.14	(43.76)	(43.67)	(0.24)	—	(0.08)	(0.32)	$51.51	-45.89%	$100,427	1.01%	0.99%	0.11%	0.95%	0.93%	0.17%	59%
For the Year Ended October 31, 2017	$57.82	(0.34)	(0.28)	38.02	37.68	—	—	—	—	$95.50	65.17%	$105,023	1.04%	1.07%	(0.49)%	0.95%	0.98%	(0.40)%	15%
For the Year Ended October 31, 2016	$58.32	(0.30)	(0.29)	(0.20)	(0.50)	—	—	—	—	$57.82	-0.86%	$75,147	0.97%	1.03%	(0.60)%	0.95%	1.01%	(0.58)%	119%
Direxion Daily Russia Bull 2X Shares
For the Six Months Ended April 30, 2021 (Unaudited)	$13.27	0.29	0.29	10.68	10.97	(0.35)	—	—	(0.35)	$23.89	82.92%	$60,155	0.90%	0.90%	2.66%	0.88%	0.88%	2.68%	0%
For the Year Ended October 31, 2020	$54.05	0.09	0.10	(40.74)	(40.65)	(0.12)	—	(0.01)	(0.13)	$13.27	-75.17%	$46,015	1.02%	1.02%	0.41%	0.93%	0.93%	0.50%	207%
For the Year Ended October 31, 2019	$36.69	1.13	1.27	17.14	18.27	(0.91)	—	—	(0.91)	$54.05	50.52%	$76,642	1.25%	1.25%	2.79%	0.92%	0.92%	3.12%	8%
For the Year Ended October 31, 2018	$48.86	0.86	0.90	(11.82)	(10.96)	(0.90)	—	(0.31)	(1.21)	$36.69	-23.20%	$147,417	1.00%	1.00%	1.91%	0.90%	0.90%	2.01%	93%
For the Year Ended October 31, 2017	$33.69	(0.32)	(0.25)	15.49	15.17	—	—	—	—	$48.86	45.03%	$142,583	1.11%	1.07%	(0.74)%	0.94%	0.90%	(0.57)%	65%
For the Year Ended October 31, 2016	$31.84	(0.25)	(0.22)	2.10	1.85	—	—	—	—	$33.69	5.81%	$160,631	1.06%	1.04%	(0.91)%	0.95%	0.93%	(0.80)%	179%
Direxion Daily Cloud Computing Bull 2X Shares
For the Period January 8, 2021[8] through April 30, 2021 (Unaudited)	$25.00	(0.07)	(0.07)	(1.05)	(1.12)	—	—	—	—	$23.88	-4.48%	$24,479	0.95%	1.05%	(0.88)%	0.95%	1.05%	(0.88)%	18%
Direxion Daily Cloud Computing Bear 2X Shares
For the Period January 8, 2021[8] through April 30, 2021 (Unaudited)	$25.00	(0.07)	(0.07)	(2.12)	(2.19)	—	—	—	—	$22.81	-8.76%	$17,675	0.95%	1.11%	(0.93)%	0.95%	1.11%	(0.93)%	0%
Direxion Daily Energy Bull 2X Shares
For the Six Months Ended April 30, 2021 (Unaudited)	$8.45	0.20	0.20	15.28	15.48	(0.20)	—	—	(0.20)	$23.73	183.84%	$601,930	0.96%	0.94%	2.14%	0.95%	0.93%	2.15%	8%
For the Year Ended October 31, 2020	$143.60	0.52	0.53	(134.67)	(134.15)	(1.00)	—	—	(1.00)	$8.45	-93.97%	$257,498	0.98%	1.00%	2.80%	0.95%	0.97%	2.83%	72%
For the Year Ended October 31, 2019	$253.40	3.00	3.30	(110.00)	(107.00)	(2.80)	—	—	(2.80)	$143.60	-42.46%	$285,099	1.10%	1.11%	1.56%	0.95%	0.96%	1.71%	204%
For the Year Ended October 31, 2018	$291.60	4.20	4.60	(36.40)	(32.20)	(5.90)	—	(0.10)	(6.00)	$253.40	-11.59%	$349,655	1.08%	1.08%	1.24%	0.95%	0.95%	1.37%	56%
For the Year Ended October 31, 2017	$304.00	2.70	2.90	(14.30)	(11.60)	(0.80)	—	—	(0.80)	$291.60	-3.77%	$481,130	1.00%	1.00%	0.90%	0.95%	0.95%	0.95%	59%
For the Year Ended October 31, 2016	$344.60	(0.80)	(0.60)	(39.80)	(40.60)	—	—	—	—	$304.00	-11.78%	$452,886	1.01%	1.02%	(0.30)%	0.95%	0.96%	(0.24)%	82%

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
60

Financial Highlights

April 30, 2021

													RATIOS TO AVERAGE NET ASSETS[5]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Investment Income (Loss)[1,2]	Net Realized and Unrealized Gain (Loss) on Investments[3]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[4]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[6]	Total Expenses	Net Investment Income (Loss) after Expense Reimbursement	Net Expenses[2],[6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Portfolio Turnover Rate[7]
Direxion Daily Energy Bear 2X Shares
For the Six Months Ended April 30, 2021 (Unaudited)	$73.57	$(0.12)	$(0.12)	$(55.63)	$(55.75)	$—	$—	$—	$—	$17.82	-75.78%	$23,294	0.95%	0.99%	(0.93)%	0.95%	0.99%	(0.93)%	0%
For the Year Ended October 31, 2020	$50.61	(0.19)	(0.16)	23.38	23.19	(0.15)	—	(0.08)	(0.23)	$73.57	45.80%	$33,626	1.00%	1.09%	(0.32)%	0.95%	1.04%	(0.27)%	0%
For the Year Ended October 31, 2019	$44.87	0.57	0.66	5.89	6.46	(0.72)	—	—	(0.72)	$50.61	14.51%	$25,663	1.14%	1.22%	1.22%	0.95%	1.03%	1.41%	0%
For the Year Ended October 31, 2018	$55.85	0.26	0.28	(11.08)	(10.82)	(0.16)	—	—	(0.16)	$44.87	-19.34%	$51,915	1.00%	1.04%	0.65%	0.95%	0.99%	0.70%	0%
For the Year Ended October 31, 2017	$67.00	(0.20)	(0.15)	(10.95)	(11.15)	—	—	—	—	$55.85	-16.64%	$53,454	0.96%	1.04%	(0.31)%	0.95%	1.03%	(0.30)%	0%
For the Year Ended October 31, 2016	$114.50	(0.80)	(0.70)	(46.70)	(47.50)	—	—	—	—	$67.00	-41.48%	$68,147	1.03%	1.09%	(0.86)%	0.95%	1.01%	(0.78)%	0%
Direxion Daily Gold Miners Index Bull 2X Shares
For the Six Months Ended April 30, 2021 (Unaudited)	$76.72	(0.06)	(0.06)	(16.24)	(16.30)	—	—	—	—	$60.42	-21.25%	$924,546	0.87%	0.87%	(0.20)%	0.86%	0.86%	(0.19)%	27%
For the Year Ended October 31, 2020	$158.15	(0.22)	(0.06)	(80.50)	(80.72)	(0.37)	—	(0.34)	(0.71)	$76.72	-51.26%	$1,032,006	1.07%	1.07%	(0.23)%	0.90%	0.90%	(0.06)%	333%
For the Year Ended October 31, 2019	$66.40	0.40	0.80	91.90	92.30	(0.40)	—	(0.15)	(0.55)	$158.15	139.42%	$1,541,547	1.30%	1.30%	0.37%	0.91%	0.91%	0.76%	231%
For the Year Ended October 31, 2018	$145.15	0.55	0.60	(79.00)	(78.45)	(0.10)	—	(0.20)	(0.30)	$66.40	-54.12%	$1,131,021	0.94%	0.94%	0.50%	0.91%	0.91%	0.53%	96%
For the Year Ended October 31, 2017	$281.40	(0.70)	(0.65)	(135.55)	(136.25)	—	—	—	—	$145.15	-48.42%	$1,337,695	0.93%	0.93%	(0.39)%	0.90%	0.90%	(0.36)%	234%
For the Year Ended October 31, 2016	$138.00	(2.20)	(2.00)	145.60	143.40	—	—	—	—	$281.40	103.91%	$1,582,218	0.99%	0.99%	(0.84)%	0.90%	0.90%	(0.75)%	258%
Direxion Daily Gold Miners Index Bear 2X Shares
For the Six Months Ended April 30, 2021 (Unaudited)	$20.08	(0.09)	(0.09)	(0.43)	(0.52)	—	—	—	—	$19.56	-2.59%	$88,233	0.88%	0.88%	(0.86)%	0.88%	0.88%	(0.86)%	0%
For the Year Ended October 31, 2020	$169.75	0.10	0.11	(148.72)	(148.62)	(0.63)	—	(0.42)	(1.05)	$20.08	-88.01%	$101,595	0.93%	0.93%	0.20%	0.91%	0.91%	0.22%	0%
For the Year Ended October 31, 2019	$875.50	4.00	4.25	(706.00)	(702.00)	(3.75)	—	—	(3.75)	$169.75	-80.38%	$378,674	1.01%	1.01%	1.57%	0.92%	0.92%	1.66%	0%
For the Year Ended October 31, 2018	$683.50	2.75	3.75	190.75	193.50	(1.50)	—	—	(1.50)	$875.50	28.33%	$154,753	1.04%	1.04%	0.43%	0.91%	0.91%	0.56%	0%
For the Year Ended October 31, 2017	$955.50	(2.25)	(1.75)	(269.75)	(272.00)	—	—	—	—	$683.50	-28.47%	$383,331	1.01%	0.99%	(0.31)%	0.94%	0.92%	(0.24)%	0%
For the Year Ended October 31, 2016	$19,975.00	(11.50)	(11.25)	(19,008.00)	(19,019.50)	—	—	—	—	$955.50	-95.22%	$258,711	0.97%	0.97%	(0.76)%	0.95%	0.95%	(0.74)%	0%
Direxion Daily Junior Gold Miners Index Bull 2X Shares
For the Six Months Ended April 30, 2021 (Unaudited)	$117.16	0.27	0.28	(31.05)	(30.78)	(0.34)	—	—	(0.34)	$86.04	-26.26%	$627,531	0.86%	0.86%	0.55%	0.85%	0.85%	0.56%	5%
For the Year Ended October 31, 2020	$695.10	(0.55)	(0.30)	(577.27)	(577.82)	(0.10)	—	(0.02)	(0.12)	$117.16	-83.11%	$672,880	1.02%	1.02%	(0.32)%	0.87%	0.87%	(0.17)%	312%
For the Year Ended October 31, 2019	$357.50	3.20	5.10	338.50	341.70	(3.70)	—	(0.40)	(4.10)	$695.10	95.77%	$948,731	1.26%	1.26%	0.62%	0.89%	0.89%	0.99%	279%
For the Year Ended October 31, 2018	$756.50	2.00	2.50	(401.00)	(399.00)	—	—	—	—	$357.50	-52.74%	$635,801	0.93%	0.93%	0.35%	0.89%	0.89%	0.39%	116%
For the Year Ended October 31, 2017	$2,448.00	4.00	4.00	(1,691.00)	(1,687.00)	(4.50)	—	—	(4.50)	$756.50	-69.00%	$751,846	0.94%	0.94%	0.33%	0.90%	0.90%	0.37%	245%
For the Year Ended October 31, 2016	$798.00	(22.00)	(18.00)	1,672.00	1,650.00	—	—	—	—	$2,448.00	207.07%	$712,681	1.05%	1.03%	(0.92)%	0.94%	0.92%	(0.81)%	289%
Direxion Daily Junior Gold Miners Index Bear 2X Shares
For the Six Months Ended April 30, 2021 (Unaudited)	$11.72	(0.05)	(0.05)	(0.96)	(1.01)	—	—	—	—	$10.71	-8.62%	$86,003	0.87%	0.87%	(0.85)%	0.87%	0.87%	(0.85)%	0%
For the Year Ended October 31, 2020	$335.75	0.00[10]	0.01	(322.21)	(322.21)	(1.11)	—	(0.71)	(1.82)	$11.72	-96.42%	$83,570	0.93%	0.93%	0.01%	0.91%	0.91%	0.03%	0%
For the Year Ended October 31, 2019	$1,892.25	8.50	9.00	(1,555.75)	(1,547.25)	(9.25)	—	—	(9.25)	$335.75	-82.03%	$148,229	1.06%	1.03%	10.44%	0.95%	0.92%	1.55%	0%
For the Year Ended October 31, 2018	$1,612.00	7.00	8.25	278.00	285.00	(4.75)	—	—	(4.75)	$1,892.25	17.70%	$59,624	1.03%	0.99%	0.51%	0.95%	0.91%	0.59%	0%
For the Year Ended October 31, 2017	$2,686.00	(5.00)	(3.50)	(1,069.00)	(1,074.00)	—	—	—	—	$1,612.00	-39.99%	$115,274	1.03%	1.00%	(0.29)%	0.95%	0.92%	(0.21)%	0%
For the Year Ended October 31, 2016	$145,400.00	(37.00)	(37.00)	(142,677.00)	(142,714.00)	—	—	—	—	$2,686.00	-98.15%	$82,096	0.97%	1.04%	(0.74)%	0.95%	1.02%	(0.72)%	0%

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
61

Financial Highlights

April 30, 2021

													RATIOS TO AVERAGE NET ASSETS[5]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Investment Income (Loss)[1,2]	Net Realized and Unrealized Gain (Loss) on Investments[3]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[4]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[6]	Total Expenses	Net Investment Income (Loss) after Expense Reimbursement	Net Expenses[2],[6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Portfolio Turnover Rate[7]
Direxion Daily Robotics, Artificial Intelligence & Automation[11]
For the Six Months Ended April 30, 2021 (Unaudited)	$33.43	$(0.19)	$(0.12)	$15.77	$15.58	$(2.81)	$(3.62)	$—	$(6.43)	$42.58	48.36%	$49,972	0.96%	0.95%	(0.95)%	0.95%	0.94%	(0.94)%	9%
For the Year Ended October 31, 2020	$22.74	(0.13)	(0.12)	10.85	10.72	(0.03)	—	—	(0.03)	$33.43	47.15%	$44,245	1.03%	1.10%	(0.56)%	0.95%	1.02%	(0.48)%	93%
For the Year Ended October 31, 2019	$23.56	0.16	0.18	(0.82)	(0.66)	(0.16)	—	—	(0.16)	$22.74	-2.66%	$20,468	1.05%	1.19%	0.76%	0.95%	1.09%	0.86%	184%
For the Period April 19, 2018[8] through October 31, 2018	$50.00	(0.06)	(0.06)	(26.38)	(26.44)	—	—	—	—	$23.56	-52.88%	$4,123	0.95%	2.34%	(0.27)%	0.95%	2.34%	(0.27)%	75%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares
For the Six Months Ended April 30, 2021 (Unaudited)	$19.53	(0.08)	(0.08)	48.10	48.02	(0.07)	—	—	(0.07)	$67.48	246.14%	$740,845	0.96%	0.94%	(0.31)%	0.95%	0.93%	(0.30)%	93%
For the Year Ended October 31, 2020	$1,081.60	0.18	0.19	(1,059.32)	(1,059.14)	(2.93)	—	—	(2.93)	$19.53	-98.19%	$342,250	0.97%	1.00%	0.47%	0.95%	0.98%	0.49%	315%
For the Year Ended October 31, 2019	$8,752.00	24.00	27.60	(7,671.20)	(7,647.20)	(23.20)	—	—	(23.20)	$1,081.60	-87.55%	$193,733	1.09%	1.10%	0.95%	0.95%	0.96%	1.09%	257%
For the Year Ended October 31, 2018	$9,772.00	24.00	36.00	(1,040.00)	(1,016.00)	(4.00)	—	—	(4.00)	$8,752.00	-10.42%	$156,655	1.04%	1.05%	0.21%	0.95%	0.96%	0.30%	119%
For the Year Ended October 31, 2017	$13,812.00	(24.00)	(16.00)	(3,352.00)	(3,376.00)	—	(664.00)	—	(664.00)	$9,772.00	-27.03%	$129,723	1.02%	1.04%	(0.24)%	0.95%	0.97%	(0.17)%	350%
For the Year Ended October 31, 2016	$26,980.00	(104.00)	(100.00)	(13,064.00)	(13,168.00)	—	—	—	—	$13,812.00	-48.81%	$59,024	0.98%	1.06%	(0.77)%	0.95%	1.03%	(0.74)%	76%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares
For the Six Months Ended April 30, 2021 (Unaudited)	$71.49	(0.08)	(0.08)	(60.13)	(60.21)	0.00[10]	—	—	—	$11.28	-84.22%	$57,479	0.95%	0.96%	(0.93)%	0.95%	0.96%	(0.93)%	0%
For the Year Ended October 31, 2020	$73.94	(0.30)	(0.14)	(2.12)	(2.42)	(0.03)	—	—	(0.03)	$71.49	-3.26%	$39,046	1.18%	1.24%	(0.44)%	0.95%	1.01%	(0.21)%	0%
For the Year Ended October 31, 2019	$36.25	0.44	0.67	37.92	38.36	(0.67)	—	—	(0.67)	$73.94	106.33%	$36,006	1.40%	1.46%	0.88%	0.95%	1.01%	1.33%	0%
For the Year Ended October 31, 2018	$68.58	0.25	0.25	(32.42)	(32.17)	(0.16)	—	—	(0.16)	$36.25	-46.86%	$42,465	0.99%	1.02%	0.77%	0.95%	0.98%	0.81%	0%
For the Year Ended October 31, 2017	$104.00	(0.29)	(0.21)	(35.13)	(35.42)	—	—	—	—	$68.58	-34.05%	$30,119	1.05%	1.18%	(0.38)%	0.95%	1.08%	(0.28)%	0%
For the Year Ended October 31, 2016	$295.67	(1.08)	(1.08)	(190.59)	(191.67)	—	—	—	—	$104.00	-64.83%	$26,950	0.96%	1.12%	(0.75)%	0.95%	1.11%	(0.74)%	0%

1  Net investment income (loss) per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout each period.

2  Excludes interest expense and extraordinary expenses which comprise of tax and litigation expenses.

3  Due to the timing of sales and redemptions of capital shares, the net realized and unrealized gain (loss) per share will not equal the Fund's changes in net realized and unrealized gain (loss) on investments, in-kind redemptions, futures and swaps for the period.

4  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived or recouped by the investment advisor.

5  For periods less than a year, these ratios are annualized.

6  Net expenses include effects of any reimbursement/waiver or recoupment.

7  Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund's capital shares. Portfolio turnover rate does not include effects of turnover of the swap and future contracts portfolio. Short-term securities with maturities less than or equal to 365 days are also excluded from portfolio turnover calculation.

8  Commencement of operations.

9  This ratio includes the voluntary waiver of expenses by the Adviser. Excluding the voluntary waiver, the net expense ratio would have been 0.60%.

10  Between $(0.005) and $0.005.

11  Effective January 11, 2021, the Fund had a 5:1 forward stock split. Share amounts for all periods have been adjusted to give effect to the 5:1 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
62

Direxion Shares ETF Trust

Notes to the Financial Statements (Unaudited)

April 30, 2021

1.  ORGANIZATION

The Direxion Shares ETF Trust (the "Trust") is a Delaware statutory trust formed on April 23, 2008, and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is a registered investment company that has 75 separate series (each, a "Fund" and together the "Funds"). 20 of these Funds are included in this report:

Bull Funds	Bear Funds
Direxion Daily CSI 300 China A Share Bear 1X Shares
Direxion Daily S&P 500® Bear 1X Shares
Direxion Daily CSI 300 China A Share Bull 2X Shares
Direxion Daily CSI China Internet Index Bull 2X Shares
Direxion Daily S&P 500® Bull 2X Shares
Direxion Daily Latin America Bull 2X Shares
Direxion Daily MSCI Brazil Bull 2X Shares
Direxion Daily MSCI India Bull 2X Shares
Direxion Daily Russia Bull 2X Shares
Direxion Daily Cloud Computing Bull 2X Shares	Direxion Daily Cloud Computing Bear 2X Shares
Direxion Daily Energy Bull 2X Shares	Direxion Daily Energy Bear 2X Shares
Direxion Daily Gold Miners Index Bull 2X Shares	Direxion Daily Gold Miners Index Bear 2X Shares
Direxion Daily Junior Gold Miners Index Bull 2X Shares	Direxion Daily Junior Gold Miners Index Bear 2X Shares
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares

The Trust has evaluated the structure, objective and activities of the Funds and determined that they meet the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codifications ("ASC") 946, Financial Services-Investment Companies.

Rafferty Asset Management, LLC (the "Adviser") has registered as a commodity pool operator ("CPO"). All Funds presented in this report are considered commodity pools under the Commodity Exchange Act (the "CEA). Accordingly, the Adviser is subject to registration and regulation as a CPO under the CEA and must comply with various regulatory requirements under the CEA and the rules and regulations of the Commodity Futures Trading Commission and the National Futures Association, including investor protection requirements, antifraud provisions, disclosure requirements and reporting and recordkeeping requirements.

Each Fund's investment objective is to seek daily investment results, before fees and expenses, that correspond to the performance of a particular index or benchmark. The Funds with the word "Bull" in their name attempt to provide investment results that correlate positively to the return of an index or benchmark. The Funds with the word "Bear" in their name attempt to provide investment results that correlate negatively to the return of an index or benchmark. The correlations sought by the Bull Funds are a multiple of 200% of the return of the target index or benchmark and a multiple of -100% or -200% of the return of the target index or benchmark for the Bear Funds.

Funds	Index or Benchmark	Daily Target
Direxion Daily CSI 300 China A Share Bear 1X Shares	CSI 300 Index	-100%
Direxion Daily S&P 500® Bear 1X Shares	S&P 500® Index	-100%
Direxion Daily CSI 300 China A Share Bull 2X Shares	CSI 300 Index	200%
Direxion Daily CSI China Internet Index Bull 2X Shares	CSI Overseas China Internet Index	200%
Direxion Daily S&P 500® Bull 2X Shares	S&P 500® Index	200%
Direxion Daily Latin America Bull 2X Shares	S&P Latin America 40 Index	200%
Direxion Daily MSCI Brazil Bull 2X Shares	MSCI Brazil 25/50 Index	200%

DIREXION SEMI-ANNUAL REPORT
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Funds	Index or Benchmark	Daily Target
Direxion Daily MSCI India Bull 2X Shares	MSCI India Index	200%
Direxion Daily Russia Bull 2X Shares	MVIS Russia Index	200%
Direxion Daily Cloud Computing Bull 2X Shares		200%
Direxion Daily Cloud Computing Bear 2X Shares	Indxx USA Cloud Computing Index	-200%
Direxion Daily Energy Bull 2X Shares		200%
Direxion Daily Energy Bear 2X Shares	Energy Select Sector Index	-200%
Direxion Daily Gold Miners Index Bull 2X Shares		200%
Direxion Daily Gold Miners Index Bear 2X Shares	NYSE Arca Gold Miners Index	-200%
Direxion Daily Junior Gold Miners Index Bull 2X Shares		200%
Direxion Daily Junior Gold Miners Index Bear 2X Shares	MVIS Global Junior Gold Miners Index	-200%
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	Indxx Global Robotics and Artificial Intelligence Thematic Index	200%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares		200%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	S&P Oil & Gas Exploration & Production Select Industry Index	-200%

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP").

a) Cash Equivalents – The Funds consider investments in the Bank of New York Mellon Cash Reserve, a U.S. dollar-denominated deposit account offered through the Bank of New York Mellon, to be cash equivalents. The Funds are exposed to the credit risk of Bank of New York Mellon through these holdings of cash equivalents. These cash equivalents are presented on the Statements of Assets and Liabilities as "Cash equivalents" and were classified as Level 1 assets as of April 30, 2021.

b) Investment Valuation – The Net Asset Value ("NAV") per share of each Fund is determined daily, as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally at 4:00 p.m. Eastern time ("Valuation Time")), each day the NYSE is open for business. A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked prices is used. Securities primarily traded on the NASDAQ® Global Market ("NASDAQ") for which market quotations are readily available are valued using the NASDAQ® Official Closing Price ("NOCP") provided by NASDAQ each business day. Over-the-counter ("OTC") securities held by a Fund are valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges are valued at the last sales price of such securities or; if no sales price is reported, the mean of the last bid and asked price is used. Swap contracts are valued using the closing price of the underlying reference entity or the closing value of the underlying reference index. The Funds valued their investments in money market funds based on their daily net asset values. Futures contracts are valued at the settlement price established on the exchange on which they are traded, if that settlement price reflects trading prior to the Valuation Time. If the settlement price established by the exchange reflects trading after the Valuation Time, then the last sales price prior to Valuation Time will be used. Securities, swap or futures contracts are fair valued as determined by the Adviser under the supervision of the Board of Trustees (the "Board") in the following scenarios: a) reliable market quotations are not readily available; b) the Fund's pricing service does not provide a valuation for such securities; c) the Fund's pricing service provides a valuation that in the judgment of the Adviser does not represent fair value; or d) the Fund or Adviser believes the market price is stale.

c) Swap Contracts – Each Fund may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a "notional amount" (i.e. the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index or industry sector). Each Fund enters into master netting agreements with counterparties to mitigate counterparty credit risk in derivative contracts. A Fund does not offset fair value amounts for derivative contracts and related cash collateral

DIREXION SEMI-ANNUAL REPORT
64

on the Statements of Assets and Liabilities arising from derivative contracts executed with the same counterparties under such master netting agreements. Each Fund's obligations are accrued daily and offset by any amounts owed to the Fund.

In a "long" equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Fund had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest and commission paid by the Fund on the notional amount. Payments may be made at the conclusion of the contract or periodically during its term. In certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. These swap contracts do not include the delivery of securities by the Funds to the counterparty. The net amount of the excess, if any, of the Fund's obligations owed over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by the Funds' custodian. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as "unrealized appreciation or depreciation on swaps" and when cash is exchanged, the gain or loss is recorded as "realized gains or losses on swaps".

Each Fund may enter into swap contracts that provide the opposite return of the underlying benchmark or security ("short" the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund will pay the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Funds will typically enter into equity swap agreements to obtain leverage in order to meet their investment objectives.

Accounting Standards Update No. 2013-01, "Disclosures about Offsetting Assets and Liabilities" ("ASU 2013-01"), requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2013-01 is limited in scope recognize derivative instruments accounted for under ASC 815, Derivatives and Hedging, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement of similar agreement.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including swap contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments' payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract specific for OTC derivatives (e.g. swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to the counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivative counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Interest earned on collateral pledged to a counterparty is presented as part of Interest income on the Statements of Operations. Interest incurred on collateral received from a counterparty is presented as Interest expense on the Statements of Operations.

DIREXION SEMI-ANNUAL REPORT
65

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of April 30, 2021, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement are detailed in the following tables.

In the event of the counterparty's default, bankruptcy or any other event for which the counterparty cannot meet its obligations, a Fund bears the risk of loss equal to the amount of the daily appreciation owed to the Fund. This obligation represents the daily gain accrued to the Fund from the close of business day prior to this event to the day on which this event occurs and the counterparty can no longer meet its obligations. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is a party to a swap agreement is monitored by the Adviser. Shareholders may obtain swap counterparty financial statements at www.sec.gov. Swap contracts are subject to credit risk. Credit risk occurs when the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security. The counterparty to a swap contract might default on its obligations. In addition, the Funds have agreements with certain counterparties with which it trades swap contracts that contain credit risk-related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value and performance-based thresholds. The maximum exposure to the Funds in regard to potential counterparty default and credit-risk related contingent features at April 30, 2021 is detailed in the following tables. If such credit risk-related contingencies were triggered, the counterparties would have the option to terminate any positions open under the master netting agreement.

Description: Swap Contract

Counterparty: Bank of America Merrill Lynch

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily CSI 300 China A Share Bear 1X Shares	$332,671	$—	$—	$332,671	$—	$—	$—	$—
Direxion Daily CSI 300 China A Share Bull 2X Shares	1,568,053	—	1,568,053[1]	—	—	—	—	—
Direxion Daily Russia Bull 2X Shares	1,088,587	—	1,088,587[1]	—	—	—	—	—
Direxion Daily Cloud Computing Bull 2X Shares	—	—	—	—	1,256,577	—	1,256,577[1]	—
Direxion Daily Cloud Computing Bear 2X Shares	—	—	—	—	1,058,034	—	1,058,034[1]	—
Direxion Daily Gold Miners Index Bull 2X Shares	—	—	—	—	6,981,588	—	6,981,588[1]	—
Direxion Daily Gold Miners Index Bear 2X Shares	218,703	—	110,000	108,703	—	—	—	—
DIREXION SEMI-ANNUAL REPORT
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		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	$—	$—	$—	$—	$3,112,896	$—	$3,112,896[1]	$—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	—	—	—	—	1,426,359	—	1,426,359[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: BNP Paribas

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily CSI 300 China A Share Bear 1X Shares	$—	$—	$—	$—	$3,120,167	$—	$3,120,167[1]	$—
Direxion Daily CSI 300 China A Share Bull 2X Shares	5,801,614	38,569	5,763,045[1]	—	38,569	38,569	—	—
Direxion Daily CSI China Internet Index Bull 2X Shares	139,836	—	139,836[1]	—	—	—	—	—
Direxion Daily Latin America Bull 2X Shares	4,802	4,802	—	—	862,019	4,802	857,217[1]	—
Direxion Daily MSCI Brazil Bull 2X Shares	—	—	—	—	1,332,280	—	1,332,280[1]	—
Direxion Daily MSCI India Bull 2X Shares	18,468,111	—	18,468,111[1]	—	—	—	—	—
Direxion Daily Russia Bull 2X Shares	8,567,452	—	8,567,452[1]	—	—	—	—	—
Direxion Daily Energy Bull 2X Shares	29,399,579	—	29,399,579[1]	—	—	—	—	—
Direxion Daily Energy Bear 2X Shares	—	—	—	—	1,750,884	—	1,750,884[1]	—

DIREXION SEMI-ANNUAL REPORT
67

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Gold Miners Index Bull 2X Shares	$3,009,498	$3,009,498	$—	$—	$11,929,247	$3,009,498	$8,919,749[1]	$—
Direxion Daily Gold Miners Index Bear 2X Shares	927,756	—	700,000	227,756	—	—	—	—
Direxion Daily Junior Gold Miners Index Bull 2X Shares	50,248,203	—	50,248,203[1]	—	—	—	—	—
Direxion Daily Junior Gold Miners Index Bear 2X Shares	990,677	990,677	—	—	2,269,977	990,677	1,279,300[1]	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	50,546,503	—	50,546,503[1]	—	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: Barclays

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Cloud Computing Bull 2X Shares	$212,692	$—	$190,000	$22,692	$—	$—	$—	$—
Direxion Daily Cloud Computing Bear 2X Shares	26,213	—	—	26,213	—	—	—	—
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	—	—	—	—	159,959	—	159,959[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

DIREXION SEMI-ANNUAL REPORT
68

Description: Swap Contract

Counterparty: Citibank N.A.

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily CSI 300 China A Share Bear 1X Shares	$—	$—	$—	$—	$2,233,975	$—	$2,233,975[1]	$—
Direxion Daily CSI 300 China A Share Bull 2X Shares	1,868,139	—	1,868,139[1]	—	—	—	—	—
Direxion Daily CSI China Internet Index Bull 2X Shares	—	—	—	—	2,829,227	—	2,829,227[1]	—
Direxion Daily Gold Miners Index Bull 2X Shares	8,529,119	—	8,529,119[1]	—	—	—	—	—
Direxion Daily Gold Miners Index Bear 2X Shares	1,580,773	—	653,001	927,772	—	—	—	—
Direxion Daily Junior Gold Miners Index Bull 2X Shares	—	—	—	—	23,976,764	—	23,976,764[1]	—
Direxion Daily Junior Gold Miners Index Bear 2X Shares	2,582,247	—	1,187,000	1,395,247	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	—	—	—	—	19,712,863	—	19,712,863[1]	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	448,520	—	—	448,520	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

DIREXION SEMI-ANNUAL REPORT
69

Description: Swap Contract

Counterparty: Credit Suisse Capital LLC

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily S&P 500® Bear 1X Shares	$—	$—	$—	$—	$10,833,999	$—	$10,833,999[1]	$—
Direxion Daily S&P 500® Bull 2X Shares	759,194	—	759,194[1]	—	—	—	—	—
Direxion Daily Latin America Bull 2X Shares	124,782	—	124,782[1]	—	—	—	—	—
Direxion Daily Energy Bull 2X Shares	—	—	—	—	1,797,508	—	1,797,508[1]	—
Direxion Daily Energy Bear 2X Shares	—	—	—	—	85,272	—	85,272[1]	—
Direxion Daily Gold Miners Index Bull 2X Shares	97,949	—	97,949[1]	—	—	—	—	—
Direxion Daily Gold Miners Index Bear 2X Shares	—	—	—	—	699,731	—	699,731[1]	—
Direxion Daily Junior Gold Miners Index Bull 2X Shares	—	—	—	—	21,239	—	21,239[1]	—
Direxion Daily Junior Gold Miners Index Bear 2X Shares	1,582	—	—	1,582	—	—	—	—
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	331,302	—	331,302[1]	—	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	34,436,336	—	34,436,336[1]	—	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	—	—	—	—	757,355	—	757,355[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

DIREXION SEMI-ANNUAL REPORT
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Description: Swap Contract

Counterparty: J.P. Morgan

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Latin America Bull 2X Shares	$186,419	$—	$186,419[1]	$—	$—	$—	$—	$—
Direxion Daily MSCI India Bull 2X Shares	—	—	—	—	894,844	—	894,844[1]	—
Direxion Daily Energy Bull 2X Shares	46,579,893	—	46,579,893[1]	—	—	—	—	—
Direxion Daily Energy Bear 2X Shares	—	—	—	—	2,659,700	—	2,659,700[1]	—
Direxion Daily Gold Miners Index Bull 2X Shares	—	—	—	—	6,145,817	—	6,145,817[1]	—
Direxion Daily Gold Miners Index Bear 2X Shares	531,162	—	370,000	161,162	—	—	—	—
Direxion Daily Junior Gold Miners Index Bull 2X Shares	—	—	—	—	37,199	—	37,199[1]	—
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	429,252	—	429,252[1]	—	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	60,202,972	—	60,202,972[1]	—	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	—	—	—	—	627,035	—	627,035[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

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Description: Swap Contract

Counterparty: UBS Securities LLC

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily CSI China Internet Index Bull 2X Shares	$—	$—	$—	$—	$4,836,368	$—	$4,836,368[1]	$—
Direxion Daily S&P 500® Bull 2X Shares	—	—	—	—	23,808	—	23,808[1]	—
Direxion Daily MSCI Brazil Bull 2X Shares	1,350,189	—	1,350,189[1]	—	—	—	—	—
Direxion Daily MSCI India Bull 2X Shares	—	—	—	—	1,278,300	—	1,278,300[1]	—
Direxion Daily Russia Bull 2X Shares	60,304	—	60,304[1]	—	—	—	—	—
Direxion Daily Energy Bull 2X Shares	—	—	—	—	12,343,778	—	12,343,778[1]	—
Direxion Daily Energy Bear 2X Shares	—	—	—	—	616,430	—	616,430[1]	—
Direxion Daily Gold Miners Index Bull 2X Shares	—	—	—	—	14,032,378	—	14,032,378[1]	—
Direxion Daily Gold Miners Index Bear 2X Shares	1,080,526	—	600,000	480,526	—	—	—	—
Direxion Daily Junior Gold Miners Index Bull 2X Shares	—	—	—	—	14,521,956	—	14,521,956[1]	—
Direxion Daily Junior Gold Miners Index Bear 2X Shares	6,941,902	—	6,150,000	791,902	—	—	—	—
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	1,567,831	—	1,567,831[1]	—	—	—	—	—

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		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	$53,417,235	$—	$53,417,235[1]	$—	$—	$—	$—	$—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	—	—	—	—	7,256,133	—	7,256,133[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

d) Futures Contracts – Each Fund may purchase and sell futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against, changes in the values of commodities, equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts

e) Risks of Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the fair value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible non-performance by the counterparty under the terms of the contract. The Funds designate cash, cash equivalents and liquid securities as collateral for written options, futures contracts, options on futures contracts and short positions. The Funds were not invested in any type of futures or options contracts during the period ended April 30, 2021.

f) Risks of Investing in Foreign Securities – Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Funds' returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws, accounting and financial reporting standards in foreign countries may require less disclosure than required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

g) Security Transactions – Investment transactions are recorded on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the identified cost, which is the same basis used for U.S. Federal income tax purposes, with the net sales proceeds.

h) Securities Lending – Each Fund may lend up to 33?% of the value of the securities in their portfolios to approved brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of

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cash, cash equivalents, or securities issued or guaranteed by the U.S. government. The collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. Government securities held as collateral, net of fee rebates paid to borrower and net of fees paid to the lending agent. The amount of fees depends on a number of factors including the security type and the length of the loan. In addition, a Fund will receive a fee from the borrower for non-cash collateral equal to a percentage of the market value of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. No more than 99% of the value of any security may be on loan at any time.

As of April 30, 2021, all securities on loan were collateralized by cash and/or U.S. government obligations. The cash received as collateral for securities on loan was invested in money market funds, whose maturities are overnight and continuous, and is disclosed in the Schedules of Investments. The securities on loan in each Fund are also disclosed in the Schedule of Investments. The total value of securities loaned and the value of the invested cash collateral are disclosed in the Statements of Assets and Liabilities. Non-cash collateral consists of U.S. Treasury securities and is not disclosed on the Statements of Assets and Liabilities as its held by the lending agent on behalf of the Funds, and the Funds do not have the ability to sell, reinvest or pledge those securities. Income earned by the Funds from securities lending is disclosed in the Statements of Operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds are contractually indemnified with the securities lending agent. Furthermore, the Funds require the value of the securities loaned to be computed daily at the close of the market and additional collateral be furnished, if required.

As of April 30, 2021, the market value of the securities loaned and the related cash and non-cash collateral received for securities lending were as follows:

Funds	Market Value of Securities Loaned	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Direxion Daily CSI 300 China A Share Bull 2X Shares	$13,711,440	$14,203,441	$—	$14,203,441
Direxion Daily CSI China Internet Index Bull 2X Shares	30,041,273	31,282,459	—	31,282,459
Direxion Daily MSCI Brazil Bull 2X Shares	5,126,116	5,376,977	—	5,376,977
Direxion Daily Cloud Computing Bull 2X Shares	228,676	212,460	22,567	235,027

i) Federal Income Taxes – Each Fund intends to make the requisite distributions of income and capital gains to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company. Therefore, no provision for U.S. Federal income tax has been made by the Funds.

The Funds may be subject to a nondeductible 4% U.S. excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. No Funds paid this excise tax during the period ended April 30, 2021.

j) Income and Expenses – Interest income, including amortization of premiums and discounts, is recognized on an accrual basis. Distributions are recorded on the ex-dividend date.

The Funds are charged for those expenses that are directly attributable to each series, such as advisory fees and registration costs. Expenses that are not directly attributable to a series are generally allocated among the Trust's series in proportion to their respective average daily net assets.

k) Distributions to Shareholders – Each Fund pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations, which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date.

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l) Guarantees and Indemnifications – In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnification provisions pursuant to which the Funds agree to indemnify third parties upon the occurrence of specified events. The Funds' maximum exposure relating to these indemnification agreements is unknown. However, the Funds have not had prior claims or losses in connection with these provisions and believe the risk of loss is remote.

m) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  INCOME TAX AND DISTRIBUTION INFORMATION

The tax character of distributions paid during the periods ended April 30, 2021 and October 31, 2020 are presented in the following table. The tax character of distributions to shareholders made during the period may differ from their ultimate characterization for U.S. Federal income tax purposes.

	Year/Period Ended April 30, 2021 (Unaudited)			Year Ended October 31, 2020
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion Daily CSI 300 China A Share Bear 1X Shares	$—	$—	$—	$50,677	$—	$44,290
Direxion Daily S&P 500® Bear 1X Shares	—	—	—	74,214	—	50,440
Direxion Daily CSI 300 China A Share Bull 2X Shares	—	—	—	404,988	—	73,895
Direxion Daily CSI China Internet Index Bull 2X Shares	—	—	—	126,584	—	89,169
Direxion Daily S&P 500® Bull 2X Shares	1,619,734	—	—	228,339	—	—
Direxion Daily Latin America Bull 2X Shares	41,041	—	—	61,685	—	76,394
Direxion Daily MSCI Brazil Bull 2X Shares	679,338	—	—	2,459,555	—	604,582
Direxion Daily MSCI India Bull 2X Shares	—	—	—	15,893	—	778
Direxion Daily Russia Bull 2X Shares	907,763	—	—	621,437	—	33,321
Direxion Daily Cloud Computing Bull 2X Shares[1]	—	—	—	—	—	—
Direxion Daily Cloud Computing Bear 2X Shares[1]	—	—	—	—	—	—
Direxion Daily Energy Bull 2X Shares	5,531,244	—	—	8,061,166	—	—
Direxion Daily Energy Bear 2X Shares	—	—	—	54,239	—	30,169
Direxion Daily Gold Miners Index Bull 2X Shares	—	—	—	3,749,143	—	3,384,907
Direxion Daily Gold Miners Index Bear 2X Shares	—	—	—	897,333	—	606,649
Direxion Daily Junior Gold Miners Index Bull 2X Shares	2,449,837	—	—	833,823	—	199,395
Direxion Daily Junior Gold Miners Index Bear 2X Shares	—	—	—	352,328	—	223,740
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	8,502,373	—	—	24,752	—	—

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	Year/Period Ended April 30, 2021 (Unaudited)			Year Ended October 31, 2020
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	$875,277	$—	$—	$563,199	$—	$—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	7,191	—	—	26,156	—	—

1  Commenced operations on January 8, 2021.

At October 31, 2020, the components of accumulated earnings/(losses) on a tax-basis were as follows:

Funds	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income (Loss)	Undistributed Capital Gain (Loss)	Other Accumulated Earnings (Losses)[1]	Total Accumulated Earnings (Losses)
Direxion Daily CSI 300 China A Share Bear 1X Shares	$(4,019,627)	$—	$—	$(20,130,768)	$(24,150,395)
Direxion Daily S&P 500® Bear 1X Shares	(30,546,089)	—	—	(27,466,186)	(58,012,275)
Direxion Daily CSI 300 China A Share Bull 2X Shares	11,767,948	—	—	(10,224,088)	1,543,860
Direxion Daily CSI China Internet Index Bull 2X Shares	19,273,473	—	—	(40,897,596)	(21,624,123)
Direxion Daily S&P 500® Bull 2X Shares	3,179,653	1,553,810	—	—	4,733,463
Direxion Daily Latin America Bull 2X Shares	(16,099,446)	—	—	(45,802,723)	(61,902,169)
Direxion Daily MSCI Brazil Bull 2X Shares	(153,836,144)	—	—	(407,966,545)	(561,802,689)
Direxion Daily MSCI India Bull 2X Shares	14,443,437	—	—	(10,079,652)	4,363,785
Direxion Daily Russia Bull 2X Shares	(19,428,148)	—	—	(67,190,957)	(86,619,105)
Direxion Daily Energy Bull 2X Shares	(345,943,758)	320,853	—	(402,704,507)	(748,327,412)
Direxion Daily Energy Bear 2X Shares	(3,268,855)	—	—	(102,224,200)	(105,493,055)
Direxion Daily Gold Miners Index Bull 2X Shares	(90,845,952)	—	—	(1,593,453,326)	(1,684,299,278)
Direxion Daily Gold Miners Index Bear 2X Shares	(61,192,430)	—	—	(614,106,939)	(675,299,369)
Direxion Daily Junior Gold Miners Index Bull 2X Shares	10,824,694	—	—	(1,301,564,269)	(1,290,739,575)
Direxion Daily Junior Gold Miners Index Bear 2X Shares	(106,799,382)	—	—	(168,228,778)	(275,028,160)
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	14,391,294	8,502,372	—	(1,740)	22,891,926
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	(500,983,441)	875,162	—	(356,896,193)	(857,004,472)
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	(9,420,509)	—	—	(220,311)	(9,640,820)

1  Other Accumulated Earnings (Losses) consist of capital loss carryover, qualified late year losses and organizational costs.

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At April 30, 2021, the aggregate gross unrealized appreciation and depreciation of investments for U.S. Federal income tax purposes were as follows:

Funds	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Direxion Daily CSI 300 China A Share Bear 1X Shares	$197,773,248	$—	$—	$—
Direxion Daily S&P 500® Bear 1X Shares	121,398,153	—	—	—
Direxion Daily CSI 300 China A Share Bull 2X Shares	172,723,647	—	(853,080)	(853,080)
Direxion Daily CSI China Internet Index Bull 2X Shares	152,934,586	—	(2,887,072)	(2,887,072)
Direxion Daily S&P 500® Bull 2X Shares	17,773,075	8,117,465	—	8,117,465
Direxion Daily Latin America Bull 2X Shares	22,440,293	148,897	—	148,897
Direxion Daily MSCI Brazil Bull 2X Shares	234,461,075	6,479,894	—	6,479,894
Direxion Daily MSCI India Bull 2X Shares	98,646,509	2,061,183	—	2,061,183
Direxion Daily Russia Bull 2X Shares	49,071,453	1,968,003	—	1,968,003
Direxion Daily Cloud Computing Bull 2X Shares	23,194,025	805,481	(637,954)	167,527
Direxion Daily Cloud Computing Bear 2X Shares	9,600,096	—	—	—
Direxion Daily Energy Bull 2X Shares	574,176,315	56,657,381	(994,891)	55,662,490
Direxion Daily Energy Bear 2X Shares	14,406,702	—	—	—
Direxion Daily Gold Miners Index Bull 2X Shares	758,682,612	—	(35,650,279)	(35,650,279)
Direxion Daily Gold Miners Index Bear 2X Shares	38,417,798	—	—	—
Direxion Daily Junior Gold Miners Index Bull 2X Shares	494,783,279	—	(23,311,847)	(23,311,847)
Direxion Daily Junior Gold Miners Index Bear 2X Shares	35,400,517	—	—	—
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	27,509,963	5,463,429	—	5,463,429
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	754,145,435	7,733,593	—	7,733,593
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	31,339,813	—	—	—

The difference between the book cost of investments and the tax cost of investments is primarily attributable to tax deferral of losses on wash sales.

In order to meet certain U.S. excise tax distribution requirements, each Fund is required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, these Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, October 31, 2020.

At October 31, 2020, these Funds deferred, on a tax basis, qualified late year losses of:

Funds	Ordinary Late Year Loss Deferral
Direxion Daily CSI 300 China A Share Bear 1X Shares	$56,084
Direxion Daily S&P 500® Bear 1X Shares	304,078
Direxion Daily CSI 300 China A Share Bull 2X Shares	135,158
Direxion Daily CSI China Internet Index Bull 2X Shares	131,998
Direxion Daily S&P 500® Bull 2X Shares	—
Direxion Daily Latin America Bull 2X Shares	—
Direxion Daily MSCI Brazil Bull 2X Shares	—
Direxion Daily MSCI India Bull 2X Shares	365,496
Direxion Daily Russia Bull 2X Shares	329,480
Direxion Daily Energy Bull 2X Shares	—
Direxion Daily Energy Bear 2X Shares	129,850
Direxion Daily Gold Miners Index Bull 2X Shares	6,463,523
Direxion Daily Gold Miners Index Bear 2X Shares	—
Direxion Daily Junior Gold Miners Index Bull 2X Shares	3,353,591
Direxion Daily Junior Gold Miners Index Bear 2X Shares	190,501
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	220,311

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Under current law, each Fund may carry forward net capital losses indefinitely to use to offset capital gains realized in future years. Previous law limited the carryforward of capital losses to the eight tax years following the year the capital loss was realized. If a Fund has capital losses that are subject to current law and also has capital losses subject to prior law, the losses realized under current law will be utilized to offset capital gains before any of the losses governed by prior law can be used. As a result of these ordering rules, capital losses realized under previous law may be more likely to expire unused. Capital losses realized under current law will carry forward retaining their classification as long-term or short-term losses; as compared to under prior law in which all capital losses were carried forward as short-term capital losses.

At October 31, 2020, for U.S. Federal income tax purposes, the following Funds had capital loss carryforwards available to offset future capital gains:

Funds	Utilized in Current Year	Unlimited ST	Unlimited LT
Direxion Daily CSI 300 China A Share Bear 1X Shares	$—	$20,074,684	$—
Direxion Daily S&P 500® Bear 1X Shares	—	27,162,108	—
Direxion Daily CSI 300 China A Share Bull 2X Shares	4,825,178	10,088,930	—
Direxion Daily CSI China Internet Index Bull 2X Shares	2,620,363	40,765,598	—
Direxion Daily S&P 500® Bull 2X Shares	—	—	—
Direxion Daily Latin America Bull 2X Shares	—	25,671,848	20,130,875
Direxion Daily MSCI Brazil Bull 2X Shares	—	407,966,545	—
Direxion Daily MSCI India Bull 2X Shares	—	9,371,835	342,321
Direxion Daily Russia Bull 2X Shares	—	66,861,477	—
Direxion Daily Energy Bull 2X Shares	—	357,508,962	45,192,634
Direxion Daily Energy Bear 2X Shares	52,956,996	102,092,965	—
Direxion Daily Gold Miners Index Bull 2X Shares	—	982,414,294	604,575,509
Direxion Daily Gold Miners Index Bear 2X Shares	—	614,106,939	—
Direxion Daily Junior Gold Miners Index Bull 2X Shares	—	1,298,210,678	—
Direxion Daily Junior Gold Miners Index Bear 2X Shares	—	168,038,277	—
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	1,431,693	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	—	325,196,792	31,699,401
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	4,665,137	—	—

The Funds follow authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management has reviewed all open tax years and concluded that there is no effect to the Funds' financial positions or results of operations and no tax liability was required to be recorded resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During this period, the Funds did not incur any interest or penalties. Open tax years are those years that are open for examination by the relevant income taxing authority. As of April 30, 2021, open U.S. Federal and state income tax years include the tax years ended October 31, 2018 through October 31, 2020. The Funds have no examinations in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

4.  CREATION AND REDEMPTION TRANSACTIONS AND TRANSACTION FEES

Each Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares called "Creation Units." A Creation Unit consists of 50,000 shares. Creation Units of the Bull Funds are issued and redeemed in cash and/or in-kind for securities included in the relevant underlying index. Creation Units of the Bear Funds are issued and redeemed for cash. Investors such as market makers, large investors and institutions who wish to deal in creation units directly with a Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Transactions in shares for each Fund include both cash and in-kind transactions and are disclosed in detail in the Statements of Changes in Net Assets.

Transaction fees payable to the Trust are imposed to compensate the Trust for the transfer and other transaction costs of a Fund associated with the issuance and redemption of creation units. There is a fixed and a variable component to the total transaction fee. A fixed transaction fee is applicable to each creation or redemption transaction, regardless of the number

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of creation units purchased or redeemed. In addition, a variable transaction fee equal to a percentage of the value of each creation unit purchased or redeemed is applicable to each creation or redemption transaction. Not all Funds will have a transaction fee associated with capital share activity for the year. Transaction fees received by each Fund are presented in the Capital Share Transaction section of the Statements of Changes in Net Assets.

5.  INVESTMENT TRANSACTIONS

The table below presents each Fund's investment transactions during the period ended April 30, 2021. Purchases represent the aggregate purchases of investments excluding the cost of in-kind purchases, short-term investment purchases, swaps and futures contracts. Sales represent the aggregate sales of investments excluding proceeds from in-kind sales, short-term investments, swaps and futures contracts. Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all proceeds from in-kind sales. The transactions for each of these categories are as follows:

Funds	Purchases	Sales	Purchases In-Kind	Sales In-Kind
Direxion Daily CSI 300 China A Share Bear 1X Shares	$—	$—	$—	$—
Direxion Daily S&P 500® Bear 1X Shares	—	—	—	—
Direxion Daily CSI 300 China A Share Bull 2X Shares	15,582,650	36,345,943	74,321,968	44,395,090
Direxion Daily CSI China Internet Index Bull 2X Shares	19,636,082	30,829,131	101,010,172	27,562,996
Direxion Daily S&P 500® Bull 2X Shares	9,697,008	6,323,124	—	—
Direxion Daily Latin America Bull 2X Shares	6,264,196	—	—	14,855,544
Direxion Daily MSCI Brazil Bull 2X Shares	33,286,550	6,602,166	69,764,170	111,907,963
Direxion Daily MSCI India Bull 2X Shares	35,161,100	—	4,565,970	30,262,964
Direxion Daily Russia Bull 2X Shares	17,536,025	—	6,612,979	27,455,725
Direxion Daily Cloud Computing Bull 2X Shares	17,171,422	3,112,199	7,618,904	3,793,852
Direxion Daily Cloud Computing Bear 2X Shares	—	—	—	—
Direxion Daily Energy Bull 2X Shares	164,067,264	28,670,168	233,662,894	292,119,583
Direxion Daily Energy Bear 2X Shares	—	—	—	—
Direxion Daily Gold Miners Index Bull 2X Shares	141,401,380	324,012,700	800,896,823	698,878,845
Direxion Daily Gold Miners Index Bear 2X Shares	—	—	—	—
Direxion Daily Junior Gold Miners Index Bull 2X Shares	14,939,700	199,166,600	520,151,753	392,627,015
Direxion Daily Junior Gold Miners Index Bear 2X Shares	—	—	—	—
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	2,448,720	4,728,126	4,612,719	10,575,254
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	152,429,900	249,175,854	320,302,179	367,423,234
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	—	—	—	—

There were no purchases or sales of long-term U.S. Government securities in the Funds during the period ended April 30, 2021.

6.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

Under an Investment Advisory Agreement between the Adviser and the Trust, on behalf of each Fund, the Adviser provides a continuous investment program for each Fund's assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of each Fund, subject to the supervision of the Trustees. Pursuant to the Advisory Agreement, each Fund pays the Adviser investment advisory fees at an annual rate based on its average daily net assets. These rates are as follows:

Direxion Daily CSI 300 China A Share Bear 1X Shares	0.60%
Direxion Daily S&P 500® Bear 1X Shares	0.35%
Direxion Daily CSI 300 China A Share Bull 2X Shares	0.75%
Direxion Daily CSI China Internet Index Bull 2X Shares	0.75%
Direxion Daily S&P 500® Bull 2X Shares	0.50%
Direxion Daily Latin America Bull 2X Shares	0.75%
Direxion Daily MSCI Brazil Bull 2X Shares	0.75%
Direxion Daily MSCI India Bull 2X Shares	0.75%
Direxion Daily Russia Bull 2X Shares	0.75%
Direxion Daily Cloud Computing Bull 2X Shares	0.75%
Direxion Daily Could Computing Bear 2X Shares	0.75%

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Direxion Daily Energy Bull 2X Shares	0.75%
Direxion Daily Energy Bear 2X Shares	0.75%
Direxion Daily Gold Miners Index Bull 2X Shares	0.75%
Direxion Daily Gold Miners Index Bear 2X Shares	0.75%
Direxion Daily Junior Gold Miners Index Bull 2X Shares	0.75%
Direxion Daily Junior Gold Miners Index Bear 2X Shares	0.75%
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	0.75%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	0.75%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	0.75%

Additionally, the Trust has entered into a Management Services Agreement with the Adviser. Under the Management Services Agreement, the Trust pays the Adviser management service fees of 0.026% on the first $10,000,000,000 of the Trust's daily net assets and 0.024% on assets in excess of $10,000,000,000. This fee compensates the Adviser for performing certain management, administration and compliance functions related to the Trust.

Each Fund is responsible for its own operating expenses. The Adviser has contractually agreed to waive its fees and/or reimburse the Funds' operating expenses to the extent that they exceed the following rates multiplied by the Fund's respective average daily net assets at least until September 1, 2022. Any expense waiver is subject to recoupment by the Adviser, as applicable, within the following three years if overall expenses fall below these percentage limitations.

Direxion Daily CSI 300 China A Share Bear 1X Shares	0.80%
Direxion Daily S&P 500® Bear 1X Shares	0.45%
Direxion Daily CSI 300 China A Share Bull 2X Shares	0.95%
Direxion Daily CSI China Internet Index Bull 2X Shares	0.95%
Direxion Daily S&P 500® Bull 2X Shares	0.60%
Direxion Daily Latin America Bull 2X Shares	0.95%
Direxion Daily MSCI Brazil Bull 2X Shares	0.95%
Direxion Daily MSCI India Bull 2X Shares	0.95%
Direxion Daily Russia Bull 2X Shares	0.95%
Direxion Daily Cloud Computing Bull 2X Shares	0.95%
Direxion Daily Cloud Computing Bear 2X Shares	0.95%
Direxion Daily Energy Bull 2X Shares	0.95%
Direxion Daily Energy Bear 2X Shares	0.95%
Direxion Daily Gold Miners Index Bull 2X Shares	0.95%
Direxion Daily Gold Miners Index Bear 2X Shares	0.95%
Direxion Daily Junior Gold Miners Index Bull 2X Shares	0.95%
Direxion Daily Junior Gold Miners Index Bear 2X Shares	0.95%
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	0.95%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	0.95%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	0.95%

The table below presents amounts that the Adviser recouped, reimbursed and the amounts available for potential recoupment by the Adviser.

			Potential Recoupment Amounts Expiring:				Total Potential
	Expenses Recouped	Expenses Reimbursed	October 31, 2021	October 31, 2022	October 31, 2023	April 30, 2024	Recoupment Amount
Direxion Daily CSI 300 China A Share Bear 1X Shares	$6,129	$—	$—	$—	$—	$—	$—
Direxion Daily S&P 500® Bear 1X Shares	—	41,773	24,951	45,074	130,155	41,773	241,953
Direxion Daily CSI 300 China A Share Bull 2X Shares	5,454	—	—	—	—	—	—
Direxion Daily CSI China Internet Index Bull 2X Shares	6,137	—	—	—	—	—	—
Direxion Daily S&P 500® Bull 2X Shares	—	16,929	29,764	29,047	41,789	16,929	117,529

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			Potential Recoupment Amounts Expiring:				Total Potential
	Expenses Recouped	Expenses Reimbursed	October 31, 2021	October 31, 2022	October 31, 2023	April 30, 2024	Recoupment Amount
Direxion Daily Latin America Bull 2X Shares	$—	$10,126	$12,301	$24,652	$32,689	$10,126	$79,768
Direxion Daily MSCI Brazil Bull 2X Shares	9,051	—	—	—	—	—	—
Direxion Daily MSCI India Bull 2X Shares	8,911	—	—	—	—	—	—
Direxion Daily Russia Bull 2X Shares	—	—	—	—	—	—	—
Direxion Daily Cloud Computing Bull 2X Shares	—	7,450	—	—	—	7,450	7,450
Direxion Daily Cloud Computing Bear 2X Shares	—	9,324	—	—	—	9,324	9,324
Direxion Daily Energy Bull 2X Shares	62,503	—	—	—	32,533	—	32,533
Direxion Daily Energy Bear 2X Shares	—	6,652	13,267	21,811	28,222	6,652	69,952
Direxion Daily Gold Miners Index Bull 2X Shares	—	—	—	—	—	—	—
Direxion Daily Gold Miners Index Bear 2X Shares	—	—	—	—	—	—	—
Direxion Daily Junior Gold Miners Index Bull 2X Shares	—	—	—	—	—	—	—
Direxion Daily Junior Gold Miners Index Bear 2X Shares	—	—	—	—	—	—	—
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	2,542	129	17,251	21,776	24,009	129	63,165
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	75,725	—	—	—	76,226	—	76,226
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	75	1,964	9,857	21,966	33,028	1,964	66,815

The net amounts receivable (payable) arising from the Investment Advisory Agreement, Management Services Agreement and waiver of any expenses as of April 30, 2021 is presented on the Statement of Assets and Liabilities as Due from (to) Adviser, net.

The Board has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. In accordance with the Plan, each Fund is authorized to charge an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services. No 12b-1 fees were charged by any Fund.

7.  FAIR VALUE MEASUREMENTS

The Funds follow authoritative fair valuation accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs

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and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities in active markets, quoted prices for identical or similar securities in inactive markets, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds' investments at April 30, 2021:

	Asset Class					Liability Class
	Level 1				Level 2	Level 2
Funds	Investment Companies	Common Stocks	Short Term Investments	Cash Equivalents	Total Return Swap Contracts*	Total Return Swap Contracts*
Direxion Daily CSI 300 China A Share Bear 1X Shares	$—	$—	$197,773,248	$—	$332,671	$(5,354,142)
Direxion Daily S&P 500® Bear 1X Shares	—	—	121,398,153	—	—	(10,833,999)
Direxion Daily CSI 300 China A Share Bull 2X Shares	13,991,279	—	157,879,288	—	9,237,806	(38,569)
Direxion Daily CSI China Internet Index Bull 2X Shares	75,391,869	—	74,655,645	12,306,692	139,836	(7,665,595)
Direxion Daily S&P 500® Bull 2X Shares	25,605,716	—	284,824	518,033	759,194	(23,808)
Direxion Daily Latin America Bull 2X Shares	7,421,257	—	15,167,933	—	316,003	(862,019)
Direxion Daily MSCI Brazil Bull 2X Shares	123,895,769	—	117,045,200	—	1,350,189	(1,332,280)
Direxion Daily MSCI India Bull 2X Shares	43,944,398	—	56,763,294	—	18,468,111	(2,173,144)
Direxion Daily Russia Bull 2X Shares	29,856,305	—	21,183,151	11,127,747	9,716,343	—
Direxion Daily Cloud Computing Bull 2X Shares	—	17,840,900	5,520,652	2,625,435	212,692	(1,256,577)
Direxion Daily Cloud Computing Bear 2X Shares	—	—	9,600,096	9,118,182	26,213	(1,058,034)
Direxion Daily Energy Bull 2X Shares	—	426,860,685	202,978,120	—	75,979,472	(14,141,286)
Direxion Daily Energy Bear 2X Shares	—	—	14,406,702	14,039,524	—	(5,112,286)
Direxion Daily Gold Miners Index Bull 2X Shares	431,928,909	—	291,103,424	244,364,941	11,636,566	(39,089,030)
Direxion Daily Gold Miners Index Bear 2X Shares	—	—	38,417,798	55,498,532	4,338,920	(699,731)
Direxion Daily Junior Gold Miners Index Bull 2X Shares	230,073,899	—	241,397,533	189,241,704	50,248,203	(38,557,158)
Direxion Daily Junior Gold Miners Index Bear 2X Shares	—	—	35,400,517	54,947,847	10,516,408	(2,269,977)

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	Asset Class					Liability Class
	Level 1				Level 2	Level 2
Funds	Investment Companies	Common Stocks	Short Term Investments	Cash Equivalents	Total Return Swap Contracts*	Total Return Swap Contracts*
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	$21,682,963	$—	$11,290,429	$18,547,796	$2,328,385	$(159,959)
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	101,263,808	—	660,615,220	—	198,603,046	(22,825,759)
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	—	—	31,339,813	35,840,743	448,520	(10,066,882)

For further detail on each asset class, see each Fund's Schedule of Investments.

*  Total return swap contracts are valued at the unrealized appreciation/(depreciation).

The Funds also follow authoritative accounting standards, which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, and b) purchases and sales on a gross basis in the Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

There were no Level 3 securities held by the Funds during the period ended April 30, 2021.

8.  VALUATION OF DERIVATIVE INSTRUMENTS

The Funds follow authoritative standards of accounting for derivative instruments, which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enable investors to understand how and why a fund uses derivative instruments, how derivative instruments are accounted for and how derivative instruments affect a fund's financial position and results of operations.

Certain Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of April 30, 2021, the Funds were invested in swap contracts. At April 30, 2021, the fair values of derivative instruments, by primary risk, were as follows:

	Asset Derivatives[1]
Swap Contracts Fund	Equity Risk	Total
Direxion Daily CSI 300 China A Share Bear 1X Shares	$332,671	$332,671
Direxion Daily CSI 300 China A Share Bull 2X Shares	9,237,806	9,237,806
Direxion Daily CSI China Internet Index Bull 2X Shares	139,836	139,836
Direxion Daily S&P 500® Bull 2X Shares	759,194	759,194
Direxion Daily Latin America Bull 2X Shares	316,003	316,003
Direxion Daily MSCI Brazil Bull 2X Shares	1,350,190	1,350,190
Direxion Daily MSCI India Bull 2X Shares	18,468,111	18,468,111
Direxion Daily Russia Bull 2X Shares	9,716,343	9,716,343
Direxion Daily Cloud Computing Bull 2X Shares	212,692	212,692
Direxion Daily Cloud Computing Bear 2X Shares	26,213	26,213
Direxion Daily Energy Bull 2X Shares	75,979,472	75,979,472
Direxion Daily Gold Miners Index Bull 2X Shares	11,636,566	11,636,566
Direxion Daily Gold Miners Index Bear 2X Shares	4,338,920	4,338,920
Direxion Daily Junior Gold Miners Index Bull 2X Shares	50,248,203	50,248,203

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	Asset Derivatives[1]
Swap Contracts Fund	Equity Risk	Total
Direxion Daily Junior Gold Miners Index Bear 2X Shares	$10,516,408	$10,516,408
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	2,328,385	2,328,385
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	198,603,046	198,603,046
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	448,520	448,520
	Liability Derivatives[2]
Swap Contracts Fund	Equity Risk	Total
Direxion Daily CSI 300 China A Share Bear 1X Shares	$5,354,142	$5,354,142
Direxion Daily S&P 500® Bear 1X Shares	10,833,999	10,833,999
Direxion Daily CSI 300 China A Share Bull 2X Shares	38,569	38,569
Direxion Daily CSI China Internet Index Bull 2X Shares	7,665,595	7,665,595
Direxion Daily S&P 500® Bull 2X Shares	23,808	23,808
Direxion Daily Latin America Bull 2X Shares	862,019	862,019
Direxion Daily MSCI Brazil Bull 2X Shares	1,332,280	1,332,280
Direxion Daily MSCI India Bull 2X Shares	2,173,144	2,173,144
Direxion Daily Cloud Computing Bull 2X Shares	1,256,577	1,256,577
Direxion Daily Cloud Computing Bear 2X Shares	1,058,034	1,058,034
Direxion Daily Energy Bull 2X Shares	14,141,286	14,141,286
Direxion Daily Energy Bear 2X Shares	5,112,286	5,112,286
Direxion Daily Gold Miners Index Bull 2X Shares	39,089,030	39,089,030
Direxion Daily Gold Miners Index Bear 2X Shares	699,731	699,731
Direxion Daily Junior Gold Miners Index Bull 2X Shares	38,557,158	38,557,158
Direxion Daily Junior Gold Miners Index Bear 2X Shares	2,269,977	2,269,977
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	159,959	159,959
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	22,825,759	22,825,759
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	10,066,882	10,066,882

1  Statements of Assets and Liabilities location: Unrealized appreciation on swap contracts.

2  Statements of Assets and Liabilities location: Unrealized depreciation on swap contracts.

Transactions in derivative instruments during the period ended April 30, 2021, by primary risk, were as follows:

		Net Realized Gain (Loss)[1]	Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Equity Risk
Direxion Daily CSI 300 China A Share Bear 1X Shares	Swap Contracts	$(2,545,766)	$(3,225,912)
Direxion Daily CSI 300 China A Share Bull 2X Shares	Swap Contracts	43,325,695	(18,795,449)
Direxion Daily CSI China Internet Index Bull 2X Shares	Swap Contracts	21,909,377	(29,327,808)
Direxion Daily S&P 500® Bull 2X Shares	Swap Contracts	6,466,872	(795,812)
Direxion Daily Latin America Bull 2X Shares	Swap Contracts	12,444,174	(704,973)
Direxion Daily MSCI Brazil Bull 2X Shares	Swap Contracts	75,768,463	(4,559,736)
Direxion Daily MSCI India Bull 2X Shares	Swap Contracts	47,773,989	(16,497,508)
Direxion Daily Russia Bull 2X Shares	Swap Contracts	17,795,632	8,681,401
Direxion Daily Cloud Computing Bull 2X Shares	Swap Contracts	(143,825)	(1,043,885)
Direxion Daily Cloud Computing Bear 2X Shares	Swap Contracts	(603,827)	(1,031,821)
Direxion Daily Energy Bull 2X Shares	Swap Contracts	173,066,927	112,382,782
Direxion Daily Energy Bear 2X Shares	Swap Contracts	(28,665,535)	(12,747,901)
Direxion Daily Gold Miners Index Bull 2X Shares	Swap Contracts	99,009,792	(247,510,325)
Direxion Daily Gold Miners Index Bear 2X Shares	Swap Contracts	(413,244)	12,750,573
Direxion Daily Junior Gold Miners Index Bull 2X Shares	Swap Contracts	23,860,862	(168,370,631)

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		Net Realized Gain (Loss)[1]	Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Equity Risk
Direxion Daily Junior Gold Miners Index Bear 2X Shares	Swap Contracts	$(13,439,263)	$26,381,853
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	Swap Contracts	26,291,193	(11,391,445)
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	Swap Contracts	200,350,801	327,037,315
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	Swap Contracts	(67,309,875)	(26,007,742)

1  Statements of Operations location: Net realized gain (loss) on swap contracts.

2  Statements of Operations location: Change in net unrealized appreciation (depreciation) on swap contracts.

For the period ended April 30, 2021, the volume of the derivatives held by the Funds was as follows:

	Quarterly Average Gross Notional Amounts
	Long Total Return Swap Contracts	Short Total Return Swap Contracts
Direxion Daily CSI 300 China A Share Bear 1X Shares	$—	$178,157,819
Direxion Daily S&P 500® Bear 1X Shares	—	138,076,485
Direxion Daily CSI 300 China A Share Bull 2X Shares	248,229,002	—
Direxion Daily CSI China Internet Index Bull 2X Shares	123,032,210	—
Direxion Daily S&P 500® Bull 2X Shares	20,996,857	—
Direxion Daily Latin America Bull 2X Shares	36,543,200	—
Direxion Daily MSCI Brazil Bull 2X Shares	278,246,659	—
Direxion Daily MSCI India Bull 2X Shares	129,263,237	—
Direxion Daily Russia Bull 2X Shares	76,556,641	—
Direxion Daily Cloud Computing Bull 2X Shares	19,790,054	—
Direxion Daily Cloud Computing Bear 2X Shares	—	24,314,160
Direxion Daily Energy Bull 2X Shares	553,819,111	—
Direxion Daily Energy Bear 2X Shares	—	61,304,708
Direxion Daily Gold Miners Index Bull 2X Shares	1,464,860,293	—
Direxion Daily Gold Miners Index Bear 2X Shares	—	195,206,324
Direxion Daily Junior Gold Miners Index Bull 2X Shares	1,002,079,522	—
Direxion Daily Junior Gold Miners Index Bear 2X Shares	—	167,985,673
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	67,837,857	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	913,863,531	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	—	113,761,601

The Funds utilize this volume of derivatives in order to obtain leverage in order to meet the investment objectives of -100%, 200%, or -200% daily performance of their respective index.

9.  PRINCIPAL RISKS

Below are some of the principal risks of investing in the Funds. Please refer to the Funds' prospectus for a full discussion.

Counterparty Risk – A Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Funds' counterparties are generally required to post collateral to the Funds to the extent of the Funds' daily exposure to such counterparties. However, to the extent any such collateral is insufficient, the Funds will be exposed to counterparty risk as described in this paragraph. In addition, there may be a delay associated with realization by the Funds of the collateral posted by such counterparties in the event of counterparty default or bankruptcy. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. A Fund may experience significant delays in obtaining any recovery in a bankruptcy
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or other reorganization proceeding, and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Daily Index Correlation/Tracking Risk – A number of factors may affect a Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a Fund will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. A number of factors may adversely affect a Fund's correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items, accounting standards, and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. A Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. In addition, a Fund may invest in securities or financial instruments not included in the index underlying its benchmark. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding annual index reconstitutions and other index rebalancing or reconstitution events may hinder the Funds' ability to meet their daily investment objective on that day. Each Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily investment objective.

Certain Funds are "leveraged" funds in the sense that they have investment objectives to match a multiple of the performance of an index on a given day. These Funds are subject to all of the correlation risks described above. In addition, there is a special form of correlation risk that derives from these Funds' use of leverage, which is that for periods greater than one day, the use of leverage tends to cause the performance of a Fund to be either greater than or less than the index performance times the stated multiple in the fund objective, before accounting for fees and fund expenses. In general, given a particular index return, increased volatility of the index will cause a decrease in the performance relative to the index performance times the stated fund multiple.

Derivatives Risk – The Fund's investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund's other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions.

In addition, the Fund's investments in derivatives are subject to the following risks:

•  Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index. Swaps are subject to counterparty, valuation and leveraging risks.

•  Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. Futures contracts are subject to liquidity risks; there may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund's volatility. Futures contracts are also subject to leverage risk.

Foreign Securities Risk – Investments in foreign securities directly or indirectly through investments in exchange traded funds which track foreign securities involve greater risks than investing in domestic securities. As a result, the Funds' returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws, accounting and financial reporting standards in foreign countries may require less disclosure than required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of

DIREXION SEMI-ANNUAL REPORT
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an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

Leverage Risk – Leverage offers a means of magnifying market movements into larger changes in an investment's value and provides greater investment exposure than an unleveraged investment. Swap and futures contracts may be used to create leverage. Certain Funds employ leveraged investment techniques to achieve its investment objective.

Liquidity Risk – In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which a Fund invests, a Fund might not be able to dispose of certain holdings quickly or at prices that represent fair market value in the judgment of the Adviser. Additionally, certain counterparties may have the ability to demand repayment at any time, thereby exposing the Fund to the risk that it may be required to liquidate investments at an inopportune time. This may prevent a Fund from limiting losses, realizing gains or from achieving a high correlation or inverse correlation with its underlying index.

Market Disruption Risk – Geopolitical and other events, including public health crises and natural disasters, have recently led to increased market volatility and significant market losses. Significant market volatility and market downturns may limit a Fund's ability to sell securities and the Fund's sales may exacerbate the market volatility and downturn. Under such circumstances, a Fund may have difficulty achieving its investment objective for one or more trading days, which may adversely impact the Fund's returns on those days and periods inclusive of those days. Alternatively, the Fund may incur higher costs in order to achieve its investment objective and may be forced to purchase and sell securities (including other ETFs' shares) at market prices that do not represent their fair value (including in the case of an ETF, its net asset value) or at times that result in differences between the price the Fund receives for the security and the market closing price of the security. Under those circumstances, the Fund's ability to track its index is likely to be adversely affected, the market price of Fund shares may reflect a greater premium or discount to net asset value, and bid-ask spreads in the Fund's shares may widen, resulting in increased transaction costs for secondary market purchasers and sellers. The Fund may also incur additional tracking error due to the use of other securities that are not perfectly correlated to the Fund's index.

The recent pandemic spread of the novel coronavirus known as COVID-19 has proven to be a market disrupting event. The impact of this virus, like other pandemics that may arise in the future, has negatively affected and may continue to negatively affect the economies of many nations, companies and the global securities and commodities markets, including by reducing liquidity in the markets. Adverse effects may be more pronounced for developing or emerging market countries that have less established health care systems. How long such events will last and whether they will continue or recur cannot be predicted.

Sector Concentration Risk – The risk of concentrating investments in a limited number of issuers in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a Fund that does not concentrate its investments.

10.  ADDITIONAL INFORMATION

On January 11, 2021 shares of the following Fund were adjusted to reflect a forward stock split. The effect of the forward stock split was to increase the number of shares outstanding and decrease the net asset value. The forward stock split has no impact on the net assets of the Fund or the value of a shareholder's investment in the Fund. A summary of the forward stock split is as follows:

Funds	Effective Date	Rate		Net Asset Value Before Split	Net Asset Value After Split	Shares Outstanding Before Split	Shares Outstanding After Split
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	1/11/2021	5	:1	$218.48	$43.70	264,729	1,323,645

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87

11.  SUBSEQUENT EVENTS

Management has performed an evaluation of subsequent events through the date of the financial statements were issued and has determined that no items require recognition or disclosure besides those noted below.

On June 21, 2021, certain Funds declared income distributions with an ex-date of June 22, 2021 and payable date of June 29, 2021. The specific Funds and per share amounts of the distributions are listed below.

Funds	Per Share Income Distribution
Direxion Daily S&P 500® Bull 2X Shares	$0.32643
Direxion Daily Latin America Bull 2X Shares	0.22970
Direxion Daily MSCI Brazil Bull 2X Shares	0.59508
Direxion Daily Energy Bull 2X Shares	0.16443

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88

Direxion Shares ETF Trust

Supplemental Information (Unaudited)

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

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89

Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement (Unaudited)

At a meeting held on November 24, 2020, the Board of Trustees (the "Board") of the Direxion Shares ETF Trust (the "ETF Trust") considered the approval of the Investment Advisory Agreement (the "Agreement") between Rafferty Asset Management, LLC (the "Adviser") and the ETF Trust, on behalf of the Direxion Daily Cloud Computing Bull 2X Shares and the Direxion Daily Cloud Computing Bear 2X Shares, each a series of the ETF Trust. Each such series is referred to herein as a "Fund" and collectively as the "Funds."

Following such consideration, the Board, including the trustees who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940 Act, as amended (the "Independent Trustees"), unanimously approved the Agreement on behalf of the relevant Funds. The Board, including the Independent Trustees, determined that the terms of the Agreement for the Funds were fair and reasonable and in the best interests of shareholders.

The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight or importance to different factors. For each Fund, the Board considered, among others, the following factors to the extent applicable: (1) the nature, extent, and quality of the services provided; (2) the projected profitability to the Adviser based upon its services to be provided to the Fund; (3) the extent to which economies of scale might be realized as the Fund grows; (4) whether fee levels reflect these economies of scale, if any, for the benefit of the Fund's shareholders; (5) comparisons of services and fees with contracts entered into by the Adviser with other clients (such as institutional investors), if any; and (6) other benefits anticipated to be derived and identified by the Adviser from its relationship with the Fund.

Nature, Extent and Quality of Services Provided.  The Board considered the nature, extent and quality of the services to be provided under the Agreement by the Adviser. Based on written materials received, a presentation from senior representatives of the Adviser and a discussion with the Adviser about its personnel, operations and financial condition, the Board considered the quality of the services provided by the Adviser under the Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser with principal responsibility for the Funds, as well as the capacity and integrity of the Adviser's senior management and staff. The Board noted that the Adviser has provided services to the ETF Trust since its inception date and has developed an expertise in managing funds with investment strategies similar to the Funds. The Board considered the Adviser's representation that it has the financial resources and appropriate staffing to manage the relevant Funds and to meet its fee waiver and expense obligations thereto. The Board considered that the Adviser will oversee all aspects of the operation of the Funds, including oversight of the Funds' service providers, and provide compliance services to the Funds. The Board observed that because the Funds had not commenced operations, they did not have any prior performance history. Under the totality of the circumstances, the Board determined that, in the exercise of its business judgment, the nature, extent and quality of the services to be provided by the Adviser to the Funds under the Agreement were fair and reasonable.

Costs of Services Provided to the Funds and Profits Realized.  The Board considered the fairness and reasonableness of the investment advisory fee rates to be paid to the Adviser by the Funds in light of the investment advisory services to be provided by the Adviser. The Board considered the fees to be paid to the Adviser on an annual basis, including pursuant to contractual fee waivers and expense reimbursement arrangements. The Board considered that the proposed advisory fee rate and net expense ratio for each Fund was similar to those of comparable exchange-traded funds and the same as those of similar series of the Trust.

The Board further considered the overall profitability of the Adviser's investment business and, because the Funds had not commenced operations and the Adviser had no prior profit data related to the Funds, the Board considered the break-even analysis provided by the Adviser for the Funds. The Board considered the significant drivers of cost for the Adviser including, but not limited to, intellectual capital, portfolio rebalancing, regulatory compliance, and entrepreneurial risk. The Board also considered the costs that investors would likely incur if they independently sought to achieve the investment objectives of the Funds. Based on these considerations, the Board determined that, in the exercise of its business judgment, the costs of the services to be provided and any profits that may be realized under the Agreement was not excessive.

Economies of Scale.  The Board considered whether economies of scale may be realized by each Fund as it grows larger and the extent to which any such economies are reflected in contractual fee rates. Noting that the Funds had not yet commenced operations and did not yet have any assets, the Board concluded that economies of scale were not a material factor for the Board to consider in approving the agreement.

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Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement (Unaudited)

Other Benefits.  The Board considered the Adviser's representations that its relationship with the Funds may enable it to attract assets to other funds. The Board also considered that the Adviser's overall business with brokerage firms may allow it to negotiate lower commission rates and get better execution for all of its portfolio trades. Based on these and other considerations, the Board determined that such benefits to the Adviser would likely not be material and, overall, would be reasonable.

Conclusion.  The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from counsel discussing the legal standards applicable to its consideration of the Agreement. Based on its review, including consideration of each of the factors referenced above, and its consideration of information received throughout the year from the Adviser, the Board determined, in the exercise of its business judgment, that the advisory arrangements, as outlined in the Agreement, were fair and reasonable in light of the services performed, or to be performed, expenses incurred, or to be incurred and such other matters as the Board considered relevant.

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91

Direxion Shares ETF Trust

Trustees and Officers

The business affairs of the Funds are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set below. The report includes additional information about the Funds' Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustee

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 53	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2008	Chief Executive Officer of Rafferty Asset Management, LLC, since 2021 – present; Managing Director of Rafferty Asset Management, LLC, January 1999 – January 2019 and Direxion Advisors, LLC, November 2017 – January 2019.	93	None.

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
David L. Driscoll Age: 51	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Partner, King Associates, LLP, since 2004; Board Advisor, University Common Real Estate, since 2012; Principal, Grey Oaks LLP since 2003; Member, Kendrick LLC, since 2006.	93	None.
Jacob C. Gaffey Age: 73	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Loomis & Co. since 2012; Partner, Bay Capital Advisors, LLC 2008 – 2012.	93	None.

(1)  Mr. O'Neill is affiliated with Rafferty and Direxion. Mr. O'Neill owns a beneficial interest in Rafferty.

(2)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 75 of the 79 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 14 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

DIREXION SEMI-ANNUAL REPORT
92

Direxion Shares ETF Trust

Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Henry W. Mulholland Age: 58	Trustee	Lifetime of Trust until removal or resignation; Since 2017	Grove Hill Partners LLC, since 2016 as Managing Partner; Bank of America Merrill Lynch, 1990 – 2015, most recently as Managing Director and Head of Equities for Americas.	93	None.
Kathleen M. Berkery(3) Age: 53	Trustee	Lifetime of Trust until removal or resignation; Since 2019	Rynkar, Vail & Barrett, LLC, since 2018 as Manager – Trusts & Estates; Lee, Nolan & Koroghlian Life Planning Group, 2010 – 2017 as Financial Advisor.	93	None.

(2)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 75 of the 79 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 14 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

(3)  Ms. Berkery was elected as a Trustee on November 26, 2019.

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93

Direxion Shares ETF Trust

Trustees and Officers

Principal Officers of the Trust

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 53	Chief Executive Officer	One Year; Since 2021	Chief Executive Officer, Rafferty Asset Management, LLC, since 2021; Managing Director of Rafferty Asset Management, LLC, January 1999 – January 2019 and Direxion Advisors, LLC, November 2017 – January 2019.	93	N/A
Patrick J. Rudnick Age: 47	Principal Executive Officer Principal Financial Officer	One Year; Since 2018 One Year; Since 2010	Senior Vice President, since March 2013, Rafferty Asset Management, LLC; Senior Vice President, since November 2017, Direxion Advisors, LLC.	N/A	N/A
Angela Brickl Age: 45	Chief Compliance Officer Secretary	One Year; Since 2018 One Year; Since 2011
			General Counsel, Rafferty Asset Management LLC, since October 2010 and Direxion Advisors, LLC, since November 2017; Chief Compliance Officer, Rafferty Asset Management, LLC, since September 2012 and Direxion Advisors, LLC, since November 2017.	N/A	N/A

(1)  Mr. O'Neill serves as Chairman of the Board of Trustees of the Direxion Funds, Direxion Insurance Trust, and the Direxion Shares ETF Trust.

(2)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 75 of the 79 funds registered with the SEC, the Direxion Funds which, as of the date of this SAI, offers for sale to the public 14 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this SAI, does not have any funds registered with the SEC.

DIREXION SEMI-ANNUAL REPORT
94

SEMI-ANNUAL REPORT APRIL 30, 2021

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  (800) 851-0511  www.direxioninvestments.com

Investment Adviser

Rafferty Asset Management, LLC
1301 Avenue of the Americas (6th Ave.), 28th Floor
New York, NY 10019

Administrator

U.S. Bancorp Fund Services, LLC
P.O. Box 1993
Milwaukee, WI 53201-1993

Transfer Agent, Custodian & Index Receipt Agent

The Bank of New York Mellon
101 Barclay Street
New York, New York 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP
220 South 6th Street
Minneapolis, MN 55402

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 01401
www.foreside.com

The Trust's Proxy Voting Policies are available without charge by calling 1-800-851-0511, or by accessing the SEC's website, at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent period ended June 30 (starting with the year ended June 30, 2005) is available without charge by calling 1-800-851-0511 or by accessing the SEC's website at www.sec.gov.

Each Fund's premium/discount information is available free of charge on the Funds' website, www.direxioninvestments.com or by calling (800) 851-0511.

The Trust files complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. The Funds' Part F of Form N-PORT (and Form N-Q prior to April 30, 2019) is available on the SEC's website at www.sec.gov.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•  Account applications or other forms on which you provide information,

•  Mail, e-mail, the telephone and our website, and

•  Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•  As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

•  We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders' nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the Semi-Annual Report.

DIREXION SEMI-ANNUAL REPORT

DIREXION SHARES ETF TRUST

SEMI–ANNUAL REPORT APRIL 30, 2021

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  www.direxioninvestments.com

3X BULL FUNDS	3X BEAR FUNDS
Direxion Daily Mid Cap Bull 3X Shares
Direxion Daily S&P 500® Bull 3X Shares	Direxion Daily S&P 500® Bear 3X Shares
Direxion Daily Small Cap Bull 3X Shares	Direxion Daily Small Cap Bear 3X Shares
Direxion Daily FTSE China Bull 3X Shares	Direxion Daily FTSE China Bear 3X Shares
Direxion Daily FTSE Europe Bull 3X Shares
Direxion Daily MSCI Emerging Markets Bull 3X Shares	Direxion Daily MSCI Emerging Markets Bear 3X Shares
Direxion Daily MSCI Mexico Bull 3X Shares
Direxion Daily MSCI South Korea Bull 3X Shares
Direxion Daily Aerospace & Defense Bull 3X Shares
Direxion Daily Consumer Discretionary Bull 3X Shares
Direxion Daily Dow Jones Internet Bull 3X Shares	Direxion Daily Dow Jones Internet Bear 3X Shares
Direxion Daily Financial Bull 3X Shares	Direxion Daily Financial Bear 3X Shares
Direxion Daily Healthcare Bull 3X Shares
Direxion Daily Homebuilders & Supplies Bull 3X Shares
Direxion Daily Industrials Bull 3X Shares
Direxion Daily MSCI Real Estate Bull 3X Shares	Direxion Daily MSCI Real Estate Bear 3X Shares
Direxion Daily Pharmaceutical & Medical Bull 3X Shares
Direxion Daily Regional Banks Bull 3X Shares
Direxion Daily Retail Bull 3X Shares
Direxion Daily S&P 500® High Beta Bull 3X Shares	Direxion Daily S&P 500® High Beta Bear 3X Shares
Direxion Daily S&P Biotech Bull 3X Shares	Direxion Daily S&P Biotech Bear 3X Shares
Direxion Daily Semiconductor Bull 3X Shares	Direxion Daily Semiconductor Bear 3X Shares
Direxion Daily Technology Bull 3X Shares	Direxion Daily Technology Bear 3X Shares
Direxion Daily Transportation Bull 3X Shares
Direxion Daily Utilities Bull 3X Shares
Direxion Daily 7-10 Year Treasury Bull 3X Shares	Direxion Daily 7-10 Year Treasury Bear 3X Shares
Direxion Daily 20+ Year Treasury Bull 3X Shares	Direxion Daily 20+ Year Treasury Bear 3X Shares

You can find a Fund's prospectus, reports to shareholders, and other information about the Fund online at http://www.direxioninvestments.com/regulatory-documents. You can also get this information at no cost by calling (800) 851-0511 or by sending an email request to info@direxionfunds.com.

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from your financial intermediary such as a broker-dealer or bank. Instead, annual and semi-annual shareholder reports will be available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future annual and semi-annual shareholder reports in paper, free of charge. To elect to continue receive paper copies of shareholder reports through the mail or to otherwise change your delivery method, contact your financial intermediary or follow the instructions included with this disclosure. Your election to receive shareholder reports in paper will apply to all funds that you hold through the financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

Letter to Shareholders	4
Expense Example	13
Allocation of Portfolio Holdings	16
Schedules of Investments	17
Statements of Assets and Liabilities	79
Statements of Operations	89
Statements of Changes in Net Assets	99
Financial Highlights	119
Notes to the Financial Statements	127
Supplemental Information	166
Trustees and Officers	167

Help Preserve the Environment – Go Green!

Go paperless with Direxion e-Delivery – a service allowing shareholders to reduce clutter with full online access to regulatory documents. Begin the preservation process with e-delivery.

With Direxion e-Delivery, you can:

•  Receive email notifications when your most recent shareholder communications are available for review.

•  Access prospectuses, annual reports and semi-annual reports online.

It's easy to enroll:

1.  Visit www.direxioninvestments.com/edelivery

2.  Follow the simple enrollment instructions

If you have questions about Direxion e-Delivery services, contact one of our shareholder representatives at 800-851-0511.

Letter to Shareholders

Dear Shareholders,

This Semi-Annual Report for the Direxion Shares exchange traded funds (the "ETFs") covers the period from November 1, 2020 to April 30, 2021 (the "Semi-Annual Period").

Market Review:

Worsening COVID-19 case counts in the U.S., along with a resurgence of the virus in Europe, bore fears of a second wave of infections, all while hopes of a vaccine began to materialize at the beginning of the Semi-Annual Period. Equity markets ended down for October as investors responded to economic lockdowns, stimulus hopes and the U.S. Presidential election. The election of Joseph Biden as President of the United States generated sharp returns for domestic equity markets in November, which was in direct contrast to what was previously, and widely, expected if a Democrat were to win the race. A pledge of significant monetary support from the Federal Reserve, coupled with stimulus for families and small businesses, served as necessary bolsters to an economy reeling from the pandemic. Hopes of an effective vaccine began to emerge in November as well. Emerging markets performed well during the fourth quarter of 2020, largely on the back of U.S. dollar weakness. Equities were mixed amid higher volatility to start 2021 due to slower than expected vaccine rollout, frenzied retail trading, and further stimulus expectations. Rising bond yields in February became a signal the economy was on the mend. On balance with dovish statements from the Federal Reserve, yields abated somewhat 2021 as the global economy attempts to navigate the road to a post-COVID economy. Marking one year since the beginning of the pandemic, equity markets benefitted from accommodative monetary policy, vaccine rollout and further stimulus in the U.S., while global economies balanced hopes for a return to a normal economy. To close the Semi-Annual Period, a strong earnings season, particularly among big tech names, served as further support for U.S. equities. Emerging markets, aided by a weaker U.S. dollar, were positive into Period-end, despite continuing the battle to emerge from the pandemic.

A supportive Federal Reserve, maintaining the favorable monetary policy put in place in March of 2020, increased expectations of inflation during the Semi-Annual Period. U.S. 10-year treasury yields were higher into the end of the 2020, yet still remained low overall. Into the New Year, stocks continued to push higher in the face of rising yields, driven up by a Democrat-controlled Congress and the hope for additional stimulus to be passed. Ongoing concerns over what higher inflation would mean for the Federal Reserve's monetary policy, and if they would be forced to lessen their accommodative policies sooner than later, were largely assuaged in March as the committee members continued to pledge support for an extended time period. U.S. 10-year treasury yields topped out near 1.74% in late March. Into Period end, a post-pandemic low in U.S. jobless claims was outweighed by the pressure of the call for higher capital gains taxes by President Biden, as yields fell from the March highs.

Direxion Shares Operational Review:

The discussion below relates to the performance of the ETFs for the Semi-Annual Period. The ETFs are leveraged and seek daily investment results, before fees and expenses, of 300% or -300% of the performance of a particular benchmark. All ETF returns are NAV (net asset value) returns.

The ETFs, as stated above, seek daily investment results. They do not seek to track a multiple of their respective benchmarks for periods of longer than one day and the performance of the ETFs over longer periods may not correlate to their benchmarks' performance. The ETFs should not be held by investors for long periods and should be used as short-term trading vehicles. These products are not suitable for all investors, and should be utilized only by sophisticated investors who understand the risks associated with the use of leverage, the consequences of seeking daily leveraged investment results and intend to actively monitor and manage their investments.

The ETFs with the word "Bull" in their name (the "Bull ETFs") attempt to provide investment results that correlate to 300% of the return of a benchmark index, meaning the Bull Funds attempt to move in the same direction as their respective target benchmark index.

DIREXION SEMI-ANNUAL REPORT

The Funds with the word "Bear" in their name (the "Bear ETFs") attempt to provide investment results that correlate to -300% of the return of a benchmark index, meaning that the Bear Funds attempt to move in the opposite, or inverse, direction of their respective target benchmark index.

In seeking to achieve each ETF's daily investment results, Rafferty Asset Management, LLC ("Rafferty" or the "Adviser") relies upon a pre-determined investment model to generate orders resulting in repositioning each ETF's investments in accordance with its daily investment objective. Using this approach, Rafferty determines the type, quantity and mix of investment positions that it believes in combination should produce daily returns consistent with an ETF's objective. As a consequence, if an ETF is performing as designed, the return of the benchmark index will dictate the return for that ETF. Each ETF pursues its investment objective regardless of market conditions and does not take defensive positions.

Each ETF has a clearly articulated goal which requires the ETF to seek economic exposure significantly in excess of its net assets. To meet its objectives, each ETF invests in some combination of financial instruments, including derivatives. Each ETF invests significantly in derivatives, including swap agreements. Rafferty uses these types of investments to produce economically "leveraged" investment results. Leveraging allows Rafferty to generate a greater positive or negative return than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of an ETF.

The ETFs may use certain investment techniques, including investments in derivatives, which may be considered aggressive. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate dramatically over time. Additionally, use of such instruments may increase the volatility of the ETFs. The use of derivatives may expose the ETFs to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives, such as counterparty risk. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

Because each ETF seeks daily investment results of its relevant benchmark, a comparison of the return of the ETF to the relevant benchmark tells you little about whether an ETF has met its investment objective. To determine if an ETF has met its daily investment goals, Rafferty maintains models which indicate the expected performance of each ETF as compared to the underlying relevant index. The models do not take into account the ETF's expense ratio or any transaction or trading fees associated with creating or maintaining an ETF's portfolio.

Factors Affecting Direxion Shares Performance:

Benchmark Performance – The daily performance of each ETF's benchmark index, and the factors and market conditions implicitly affecting that index, are the primary factors driving ETF performance. Given the daily goals, the series of daily index returns are most important. The market conditions that affected the benchmark indexes during the past year are described below.

Leverage – Each ETF seeks daily investment results (before fees and expenses) of either 300% (for the Bull ETFs) or -300% (for the Bear ETFs) of the performance of its respective underlying index. The use of leverage magnifies an ETF's gains or losses and increases the investment's risk and volatility. The Bear ETFs seek to achieve inverse magnified correlation to their respective underlying indexes.

Volatility and Compounding – The goal of leveraged ETFs is to provide a multiple of the daily return of an underlying index. Over periods longer than a single day, an ETF should not be expected to provide its respective multiple of the return of the underlying index. Due to the effects of compounding, a universal mathematical concept that applies to all investments, returns of the ETFs over longer periods are greater or less than the ETF's daily stated goal. Periods of high volatility that lack a clear trend hurt an ETF's performance while trending, low volatility markets enhance an ETF's performance.

Cost of Financing – In order to attain leveraged exposure, a Bull ETF incurs a cost of LIBOR plus or minus a spread and a Bear ETF receives LIBOR plus or minus a spread as applied to the borrowed portion of the ETF's exposure. The spread varies by both Fund and counterparty and is a function of market demand, hedging costs, access to balance sheet, borrow volatility,

DIREXION SEMI-ANNUAL REPORT

current counterparty exposure and administrative costs associated with the swap counterparty. Generally for most of the Bull ETFs, the financing costs will have a negative effect on tracking, but for Bear ETFs, the financing cost will have a positive effect on tracking. An increase in interest rates which effects the cost of financing will further impact an ETF's performance and ability to track its index.

Optimized Baskets – Each Bull ETF holds a basket of equities designed to provide returns that track its underlying index. In order to decrease transaction costs, certain Bull ETFs hold only a representative sample, or optimized basket, that tracks closely over time, but deviates from its underlying index in the short-term.

Equity Dividends and Bond Interest – Equity Bull ETFs are positively impacted by equity and index dividends as the ETFs receive those payments. Equity Bear ETFs are negatively impacted as they are obligated to pay the dividends. Treasury Bull ETFs receive interest, accrued on a daily basis, to account for the Treasury's semi-annual coupon payments while the Treasury Bear ETFs pay interest, accrued on a daily basis.

Fees, Expenses, and Transaction Costs – Fees and expenses are listed in each ETF's prospectus and may be higher than many traditional index ETFs' fees, which cause a greater negative impact on ETF performance. Transactions costs are not included in the expense ratio of the ETFs. Transaction costs can be higher due to the ETF's use of leverage, frequent creation and redemption activity, or trading securities that are comparatively less liquid.

Direxion Shares Performance Review:

The Direxion Daily Mid Cap Bull 3X Shares seeks to provide 300% of the daily return of the S&P Mid Cap 400® Index. The S&P Mid Cap 400® Index is a float-adjusted market capitalization weighted index that attempts to measure the performance of 400 mid-sized companies in the United States. For the Semi-Annual Period, the S&P Mid Cap 400® Index returned 44.34%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Mid Cap Bull 3X Shares returned 179.64%, while the model indicated an expected return of 183.13%.

The Direxion Daily S&P 500® Bull 3X Shares and the Direxion Daily S&P 500® 3X Bear Shares seek to provide 300% and -300%, respectively, of the daily return of the S&P 500® Index. Standard & Poor's® selects the stocks comprising the S&P 500® Index on the basis of market capitalization, financial viability of the company and the public float, liquidity and price of a company's shares outstanding. The Index is a float-adjusted, market capitalization-weighted index. For the Semi-Annual Period, the S&P 500® Index returned 28.85%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily S&P 500® Bull 3X Shares returned 105.23%, while the model indicated an expected return of 107.50%. The Direxion Daily S&P 500® Bear 3X Shares returned -56.21%, while the model indicated an expected return of -56.08%.

The Direxion Daily Small Cap Bull 3X Shares and the Direxion Daily Small Cap Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the Russell 2000® Index. The Russell 2000® Index measures the performance of approximately 2,000 small-capitalization companies in the Russell 3000® Index, based on a combination of their market capitalization and current index membership. For the Semi-Annual Period, the Russell 2000® Index returned 48.06%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Small Cap Bull 3X Shares returned 193.02%, while the model indicated an expected return of 196.67%. The Direxion Daily Small Cap Bear 3X Shares returned -74.52%, while the model indicated an expected return of -74.39%.

The Direxion Daily FTSE China Bull 3X Shares and the Direxion Daily FTSE China Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the FTSE China 50 Index. The FTSE China 50 Index consists of the 50 largest and most liquid public Chinese companies currently trading on the Hong Kong Stock Exchange. Securities in the index are weighted based on the total market value of their shares, so that securities with higher total market values will generally have a higher representation in the index. Index constituents are screened for liquidity and weightings and are capped to

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prevent the index from being overly concentrated in any one stock. For the Semi-Annual Period, the FTSE China 50 Index returned 6.52%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily FTSE China Bull 3X Shares returned 12.13%, while the model indicated an expected return of 10.50%. The Direxion Daily FTSE China Bear 3X Shares returned -33.33%, while the model indicated an expected return of -30.89%.

The Direxion Daily FTSE Europe Bull 3X Shares seeks to provide 300% of the daily return of the FTSE Developed Europe All Cap Index. The FTSE Developed Europe All Cap Index is a market capitalization weighted index that is designed to measure the equity market performance of large-, mid- and small-cap companies in developed markets in Europe. For the Semi-Annual Period, the FTSE Developed Europe All Cap Index returned 34.53%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily FTSE Europe Bull 3X Shares returned 131.42%, while the model indicated an expected return of 134.54%.

The Direxion Daily MSCI Emerging Markets Bull 3X Shares and the Direxion Daily MSCI Emerging Markets Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the MSCI Emerging Markets IndexSM. The MSCI Emerging Market IndexSM is a free float-adjusted market capitalization index that is designed to represent the performance of large-and mid-capitalizations securities across 24 emerging markets countries. For the Semi-Annual Period, the MSCI Emerging Market IndexSM returned 21.99%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Emerging Markets MSCI Bull 3X Shares returned 68.96%, while the model indicated an expected return of 70.96%. The Direxion Daily MSCI Emerging Markets Bear 3X Shares returned -51.54%, while the model indicated an expected return of -51.18%.

The Direxion Daily MSCI Mexico Bull 3X Shares seeks to provide 300% of the daily return of the MSCI Mexico IMI 25/50 Index. The MSCI Mexico IMI 25/50 Index is designed to measure the performance of the large-, mid- and small-capitalization segments of the Mexican equity market, covering approximately 99% of the free float-adjusted market capitalization in Mexico. The index consists of stocks traded primarily on the Mexican Stock Market. For the Semi-Annual Period, the MSCI Mexico IMI 25/50 Index returned 34.63%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily MSCI Mexico Bull 3X Shares returned 121.93%, while the model indicated an expected return of 123.26%.

The Direxion Daily MSCI South Korea Bull 3X Shares seeks to provide 300% of the MSCI Korea 25/50 Index. The MSCI Korea 25/50 Index is designed to measure the performance of the large- and mid-cap segments of the South Korean equity market, covering approximately 85% of the free float-adjusted market capitalization of South Korean issuers. For the Semi-Annual Period, the MSCI Korea 25/50 Index returned 40.62%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily MSCI South Korea Bull 3X Shares returned 149.37%, while the model indicated an expected return of 153.06%.

The Direxion Daily Aerospace & Defense Bull 3X Shares seeks to provide 300% of the daily return of the Dow Jones U.S. Select Aerospace & Defense Index. The Dow Jones U.S. Select Aerospace & Defense Index is provided by Dow Jones U.S. Index. The index attempts to measure the performance of the aerospace and defense industry of the U.S. equity market. The index provider selects the stocks comprising the index from the aerospace and defense sector on the basis of the float-adjusted, market capitalization-weight of each constituent. Aerospace companies include manufacturers, assemblers and distributors of aircraft and aircraft parts. Defense companies include producers of components and equipment for the defense industry, such as military aircraft, radar equipment and weapons. For the Semi-Annual Period, the Dow Jones U.S. Select Aerospace & Defense Index returned 41.86%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily Aerospace & Defense Bull 3X Shares returned 156.34% for the same period, while the model indicated an expected return of 160.06%.

DIREXION SEMI-ANNUAL REPORT

The Direxion Daily Consumer Discretionary Bull 3X Shares seeks to provide 300% of the daily return of the Consumer Discretionary Select Sector Index. The Consumer Discretionary Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the consumer discretionary sector which includes the following industries: retail (specialty, multiline, internet & direct marketing); hotels, restaurants & leisure; textiles, apparel & luxury goods; household durables; automobiles; automobile components; distributors; leisure equipment & products; and diversified consumer services. For the Semi-Annual Period, the Consumer Discretionary Select Sector Index returned 25.64%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Consumer Discretionary Bull 3X Shares returned 85.58% for the same period, while the model indicated an expected return of 88.06%.

The Direxion Daily Dow Jones Internet Bull 3X Shares and the Direxion Daily Dow Jones Internet Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the Dow Jones Internet Composite Index. The Dow Jones Internet Composite Index includes companies that generate at least 50% of their annual sales/revenue from the internet as determined by the Index Provider. Additionally, each stock must have a minimum of three months' trading history and a three month average market capitalization of at least $100 million. The Index consists of 40 stocks that are included in two different sectors, internet commerce and internet services. For the Semi-Annual Period, the Dow Jones Internet Composite Index returned 22.78%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Dow Jones Internet Bull 3X Shares returned 65.10%, while the model indicated an expected return of 67.13%. The Direxion Daily Dow Jones Internet Bear 3X Shares returned -56.12%, while the model indicated an expected return of -55.93%.

The Direxion Daily Financial Bull 3X Shares and the Direxion Daily Financial Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the Russell 1000® Financial Services Index. The Russell 1000® Financial Services Index is a subset of the Russell 1000® Index that measures the performance of the securities classified in the financial services sector of the large-capitalization U.S. equity market. This includes companies that are classified as banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial investments, and real estate, including real estate investment trusts (REITS). For the Semi-Annual Period, the Russell 1000® Financial Services Index returned 51.85%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Financial Bull 3X Shares returned 222.58%, while the model indicated an expected return of 222.56%. The Direxion Daily Financial Bear 3X Shares returned -75.80%, while the model indicated an expected return of -75.74%.

The Direxion Daily Healthcare Bull 3X Shares seeks to provide 300% of the daily return of the Health Care Select Sector Index. The Health Care Select Sector Index is provided by Standard & Poor's and includes domestic companies from the healthcare sector, which includes the following industries: pharmaceuticals; health care equipment and supplies; health care providers and services; biotechnology; life sciences tools and services; and health care technology. For the Semi-Annual Period, the Health Care Select Sector Index returned 20.31%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Healthcare Bull 3X Shares returned 67.09%, while the model indicated an expected return of 69.31%.

The Direxion Daily Homebuilders & Supplies 3X Bull Shares seeks to provide 300% of the daily return of the Dow Jones U.S. Select Home Construction Index. The Dow Jones U.S. Select Home Construction Index measures U.S companies in the home construction sector that provide a wide range of products and services related to homebuilding, including home construction and producers, sellers and suppliers of building materials, furnishings and fixtures and also home improvement retailers. The index may include large-, mid- or small-capitalization companies. For the Semi-Annual Period, the Dow Jones U.S. Select Home Construction Index returned 41.67%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Homebuilders & Supplies 3X Bull Shares 141.18%, while the model indicated an expected return of 144.40%.

DIREXION SEMI-ANNUAL REPORT

The Direxion Daily Industrials Bull 3X Shares seeks to provide 300% of the daily return of the Industrials Select Sector Index. The Industrials Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the industrials sector which includes the following industries: aerospace and defense: industry conglomerates; machinery; road and rail; air freight and logistics; commercial services and supplies; professional services; electrical equipment; construction and engineering; trading companies and distributors; airlines; and building products. For the Semi-Annual Period, the Industrials Select Sector Index returned 35.45%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily Industrials Bull 3X Shares returned 134.00%, while the model indicated an expected return of 137.02%.

The Direxion Daily MSCI Real Estate Bull 3X Shares and the Direxion Daily MSCI Real Estate Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the MSCI US IMI Real Estate 25/50 Index. The MSCI US IMI Real Estate 25/50 Index is designed to measure the performance of the large-, mid- and small-capitalization segments of the U.S. equity universe that are classified in the real estate sector as per the Global Industry Classification Standard (GICS). For Semi-Annual Period, the MSCI US IMI Real Estate 25/50 Index returned 32.37%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily MSCI Real Estate Bull 3X Shares returned 119.93%, while the model indicated an expected return of 122.52%. The Direxion Daily MSCI Real Estate Bear 3X Shares returned -60.50%, while the model indicated an expected return of -60.40%.

The Direxion Daily Pharmaceutical & Medical Bull 3X Shares seeks to provide 300% of the daily return of the S&P Pharmaceuticals Select Industry Index. The S&P Pharmaceuticals Select Industry Index is a modified equal-weighted index that is designed to measure performance of the stocks comprising the S&P Total Market Index that are classified in the Global Industry Classification Standard (GICS) pharmaceuticals subindustry. For the Semi-Annual Period, the S&P Pharmaceuticals Select Industry Index 12.00%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Pharmaceutical & Medical Bull 3X Shares returned 30.20%, while the model indicated an expected return of 31.83%.

The Direxion Daily Regional Banks Bull 3X Shares seeks to provide 300% of the daily return of the S&P Regional Banks Select Industry Index. The S&P Regional Banks Select Industry Index is a modified equal-weighted index that is designed to measure performance of the stocks comprising the S&P Total Market Index that are classified in the Global Industry Classification Standard regional banks sub-industry. For the Semi-Annual Period, the S&P Regional Banks Select Industry Index returned 68.78%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Regional Banks Bull 3X Shares returned 279.64%, while the model indicated an expected return of 285.12%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility.

The Direxion Daily Retail Bull 3X Shares seeks to provide 300% of the daily return of the S&P Retail Select Industry Index, respectively. The S&P Retail Select Industry Index is a modified equal-weighted index that is designed to measure performance of the stocks comprising the S&P Total Market Index that are classified in the Global Industry Classification Standard retail sub-industry. For the Semi-Annual Period, the S&P Retail Select Industry Index returned 87.49%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Retail Bull 3X Shares returned 408.07%, while the model indicated an expected return of 414.11%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility.

The Direxion Daily S&P 500® High Beta Bull 3X Shares and the Direxion Daily S&P 500® High Beta Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the S&P 500® High Beta Index. The S&P 500® High Beta Index selects 100 securities to include in the Index from the S&P 500® Index that have the highest sensitivity to market movements, or "beta" over the past 12 months as determined by the Index Provider. Securities with the highest beta are generally the

DIREXION SEMI-ANNUAL REPORT

most volatile securities of the S&P 500® Index. The Index is reviewed and rebalanced quarterly. For the Semi-Annual Period, the S&P 500® High Beta Index returned 73.66%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily S&P 500® High Beta Bull 3X Shares returned 343.14%, while the model indicated an expected return of 349.72%. The Direxion Daily S&P 500® High Beta Bear 3X Shares returned -86.67%, while the model indicated an expected return of -86.60%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility.

The Direxion Daily S&P Biotech Bull 3X Shares and the Direxion Daily S&P Biotech Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the S&P Biotechnology Select Industry Index. The S&P Biotechnology Select Industry Index is provided by Standard & Poor's and includes domestic companies from the biotechnology industry. The index is designed to measure the performance of the biotechnology sub-industry based on the Global Industry Classification Standards. For the Semi-Annual Period, the S&P Biotechnology Select Industry Index returned 21.69%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily S&P Biotech Bull 3X Shares returned 46.95%, while the model indicated an expected return of 48.74%. The Direxion Daily S&P Biotech Bear 3X Shares returned -62.72%, while the model indicated an expected return of -62.32%.

The Direxion Daily Semiconductor Bull 3X Shares and the Direxion Daily Semiconductor Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the PHLX Semiconductor Sector Index. The PHLX Semiconductor Sector Index measures the performance of domestic companies engaged in the design, distribution, manufacture and sale of semiconductors. For the Semi-Annual Period, the PHLX Semiconductor Index returned 39.30%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Semiconductor Bull 3X Shares returned 122.26%, while the model indicated an expected return of 125.11%. The Direxion Daily Semiconductor Bear 3X Shares returned -74.61%, while the model indicated an expected return of -74.44%.

The Direxion Daily Technology Bull 3X Shares and the Direxion Daily Technology Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the Technology Select Sector Index. The Technology Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the technology sector which includes domestic companies from the technology sector which includes the following industries: computers and peripherals; software; diversified telecommunications services; communications equipment; semiconductors and semi-conductor equipment; internet software and services; IT services; electronic equipment, instruments and components; wireless telecommunication services; and office electronics. For the Semi-Annual Period, the Technology Select Sector Index returned 26.70%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Technology Bull 3X Shares returned 87.19%, while the model indicated an expected return of 89.76%. The Direxion Daily Technology Bear 3X Shares returned -57.51%, while the model indicated an expected return of -57.33%.

The Direxion Daily Transportation Bull 3X Shares seeks to provide 300% of the daily return of the Dow Jones Transportation Average. The Dow Jones Transportation Average is provided by Dow Jones U.S. Index and measures the performance of large, well-known companies within the transportation industry (e.g. shipping, railroad companies, airlines, etc.). For the Semi-Annual Period, the Dow Jones Transportation Average returned 39.04%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily Transportation Bull 3X Shares returned 151.31%, while the model indicated an expected return of 154.42%.

The Direxion Daily Utilities Bull 3X Shares seeks to provide 300% of the daily return of the Utilities Select Sector Index. The Utilities Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the utilities sector which includes the following industries: electric utilities; multi-utilities; water utilities; independent power producers and energy trades; and gas utilities. For the Semi-Annual Period, the Utilities Select Sector Index returned 8.72%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the

DIREXION SEMI-ANNUAL REPORT

index alone should not generate expectations of annual performance of the Fund. The Direxion Daily Utilities Bull 3X Shares returned 21.58%, while the model indicated an expected return of 23.26%.

The Direxion Daily 7-10 Year Treasury Bull 3X Shares and the Direxion Daily 7-10 Year Treasury Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the ICE U.S. Treasury 7-10 Year Bond Index. The ICE U.S. Treasury 7-10 Year Bond Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than seven years and less than or equal to ten years. Eligible securities must be fixed rate, denominated in U.S. dollars, and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. Securities excluded from the index are zero-coupon STRIPS, inflation linked securities, floating rate notes, cash management and Treasury bills, and any government agency debt issued with or without a government guarantee. For the Semi-Annual Period, the ICE U.S. Treasury 7-10 Year Bond Index returned -4.84%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily 7-10 Year Treasury Bull 3X Shares returned -14.31%, while the model indicated an expected return of -13.68%. The Direxion Daily 7-10 Year Treasury Bear 3X Shares returned 13.09%, while the model indicated and an expected return of 14.61%.

The Direxion Daily 20+ Year Treasury Bull 3X Shares and the Direxion Daily 20+ Year Treasury Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the ICE U.S. Treasury 20+ Year Bond Index. The ICE U.S. Treasury 20+ Year Bond Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than 20 years. Eligible securities must be fixed rate, denominated in U.S. dollars, and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. Securities excluded from the index are zero-coupon STRIPS, inflation linked securities, floating rate notes, cash management and Treasury bills, and any government agency debt issued with or without a government guarantee. For the Semi-Annual Period, the ICE U.S. Treasury 20+ Year Bond Index returned -11.95%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily 20+ Year Treasury Bull 3X Shares returned -33.09%, while the model indicated an expected return of -32.39%. The Direxion Daily 20+ Year Treasury Bear 3X Shares returned 35.13%, while the model indicated an expected return of 36.58%.

As always, we thank you for using the Direxion Shares and we look forward to our mutual success.

Best Regards,

Patrick Rudnick
Principal Executive Officer
Principal Financial Officer

An investor should carefully consider a Fund's investment objective, risks, charges, and expenses before investing. A Fund's prospectus and summary prospectus contain this and other information about the Direxion Shares. To obtain a Fund's prospectus and summary prospectus call 866-476-7523 or visit our website at direxion.com. A Fund's prospectus and summary prospectus should be read carefully before investing.

Investing in a Direxion Shares ETF may be more volatile than investing in broadly diversified funds. The use of leverage by an ETF increases the risk to the ETF. The Direxion Shares ETFs are not suitable for all investors and should be utilized only by sophisticated investors who understand leverage risk, consequences of seeking daily leveraged, or daily inverse leveraged, investment results and intend to actively monitor and manage their investment. The Direxion Shares ETFs are not designed to track their respective underlying indices over a period of time longer than one day.

DIREXION SEMI-ANNUAL REPORT

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. For the most recent month-end performance please visit the funds website at direxion.com.

Short-term performance, in particular, is not a good indication of the fund's future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes. For additional information, see the fund's prospectus.

Shares of the Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from a Fund. Market Price returns are based upon the midpoint of the bid/ask spread at 4:00 pm EST (when NAV is normally calculated) and do not represent the returns you would receive if you traded shares at other times. Brokerage commissions will reduce returns. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Some performance results reflect expense reimbursements or recoupments and fee waivers in effect during certain periods shown. Absent these reimbursements or recoupments and fee waivers, results would have been less favorable.

LIBOR (London Interbank Offered Rate) is the average interest rate estimated by leading banks in London that they would be charged if borrowing from other banks. REIT (Real Estate Investment Trust).

Direxion Shares Risks – An investment in the ETFs involves risk, including the possible loss of principal. The ETFs are non-diversified and include risks associated with concentration risk that results from the ETFs' investments in a particular industry or sector which can increase volatility. The use of derivatives such as futures contracts, forward contracts, options and swaps are subject to market risks that may cause their price to fluctuate over time. The ETF does not attempt to, and should not be expected to; provide returns which are a multiple of the return of the Index for periods other than a single day. For other risks including correlation, leverage, compounding, market volatility and specific risks regarding each sector, please read the prospectus.

The views of this letter were those of the Adviser as of April 30, 2021 and may not necessarily reflect his views on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the ETFs' present investment methodology and do not constitute investment advice.

Distributed by: Foreside Fund Services, LLC

DIREXION SEMI-ANNUAL REPORT

Expense Example (Unaudited)

April 30, 2021

As a shareholder of the Direxion Shares ETF Trust, you incur two types of costs: (1) transaction costs, for purchasing and selling shares and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on initial investments of $1,000 invested at the beginning of the period and held the entire period (November 1, 2020 to April 30, 2021).

Actual Expenses

The first line under each Fund in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled "Expenses Paid During Period November 1, 2020 to April 30, 2021" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Example (Unaudited)

April 30, 2021

	Annualized Expense Ratio	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Expenses Paid During Period*
Direxion Daily Mid Cap Bull 3X Shares
Based on actual fund return	0.96%	$1,000.00	$2,796.40	$9.04
Based on hypothetical 5% return	0.96%	1,000.00	1,020.03	4.81
Direxion Daily S&P 500® Bull 3X Shares
Based on actual fund return	0.94%	1,000.00	2,052.30	7.11
Based on hypothetical 5% return	0.94%	1,000.00	1,020.13	4.71
Direxion Daily S&P 500® Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	437.90	3.39
Based on hypothetical 5% return	0.95%	1,000.00	1,020.08	4.76
Direxion Daily Small Cap Bull 3X Shares
Based on actual fund return	0.93%	1,000.00	2,930.50	9.06
Based on hypothetical 5% return	0.93%	1,000.00	1,020.18	4.66
Direxion Daily Small Cap Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	254.80	2.96
Based on hypothetical 5% return	0.95%	1,000.00	1,020.08	4.76

DIREXION SEMI-ANNUAL REPORT

Expense Example (Unaudited)

April 30, 2021

	Annualized Expense Ratio	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Expenses Paid During Period*
Direxion Daily FTSE China Bull 3X Shares
Based on actual fund return	0.96%	$1,000.00	$1,121.30	$5.05
Based on hypothetical 5% return	0.96%	1,000.00	1,020.03	4.81
Direxion Daily FTSE China Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	666.70	3.93
Based on hypothetical 5% return	0.95%	1,000.00	1,020.08	4.76
Direxion Daily FTSE Europe Bull 3X Shares
Based on actual fund return	0.96%	1,000.00	2,314.20	7.89
Based on hypothetical 5% return	0.96%	1,000.00	1,020.03	4.81
Direxion Daily MSCI Emerging Markets Bull 3X Shares
Based on actual fund return	0.97%	1,000.00	1,689.60	6.47
Based on hypothetical 5% return	0.97%	1,000.00	1,019.98	4.86
Direxion Daily MSCI Emerging Markets Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	484.60	3.50
Based on hypothetical 5% return	0.95%	1,000.00	1,020.08	4.76
Direxion Daily MSCI Mexico Bull 3X Shares
Based on actual fund return	0.97%	1,000.00	2,219.30	7.74
Based on hypothetical 5% return	0.97%	1,000.00	1,019.98	4.86
Direxion Daily MSCI South Korea Bull 3X Shares
Based on actual fund return	0.96%	1,000.00	2,493.70	8.32
Based on hypothetical 5% return	0.96%	1,000.00	1,020.03	4.81
Direxion Daily Aerospace & Defense Bull 3X Shares
Based on actual fund return	0.96%	1,000.00	2,563.40	8.48
Based on hypothetical 5% return	0.96%	1,000.00	1,020.03	4.81
Direxion Daily Consumer Discretionary Bull 3X Shares
Based on actual fund return	0.96%	1,000.00	1,855.80	6.80
Based on hypothetical 5% return	0.96%	1,000.00	1,020.03	4.81
Direxion Daily Dow Jones Internet Bull 3X Shares
Based on actual fund return	0.96%	1,000.00	1,651.00	6.31
Based on hypothetical 5% return	0.96%	1,000.00	1,020.03	4.81
Direxion Daily Dow Jones Internet Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	438.80	3.39
Based on hypothetical 5% return	0.95%	1,000.00	1,020.08	4.76
Direxion Daily Financial Bull 3X Shares
Based on actual fund return	0.88%	1,000.00	3,225.50	9.22
Based on hypothetical 5% return	0.88%	1,000.00	1,020.43	4.41
Direxion Daily Financial Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	242.00	2.93
Based on hypothetical 5% return	0.95%	1,000.00	1,020.08	4.76
Direxion Daily Healthcare Bull 3X Shares
Based on actual fund return	0.95%	1,000.00	1,670.90	6.29
Based on hypothetical 5% return	0.95%	1,000.00	1,020.08	4.76
Direxion Daily Homebuilders & Supplies Bull 3X Shares
Based on actual fund return	0.97%	1,000.00	2,411.80	8.21
Based on hypothetical 5% return	0.97%	1,000.00	1,019.98	4.86
Direxion Daily Industrials Bull 3X Shares
Based on actual fund return	0.96%	1,000.00	2,340.00	7.95
Based on hypothetical 5% return	0.96%	1,000.00	1,020.03	4.81
Direxion Daily MSCI Real Estate Bull 3X Shares
Based on actual fund return	0.95%	1,000.00	2,199.30	7.54
Based on hypothetical 5% return	0.95%	1,000.00	1,020.08	4.76
Direxion Daily MSCI Real Estate Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	395.00	3.29
Based on hypothetical 5% return	0.95%	1,000.00	1,020.08	4.76

DIREXION SEMI-ANNUAL REPORT

Expense Example (Unaudited)

April 30, 2021

	Annualized Expense Ratio	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Expenses Paid During Period*
Direxion Daily Pharmaceutical & Medical Bull 3X Shares
Based on actual fund return	0.96%	$1,000.00	$1,302.00	$5.48
Based on hypothetical 5% return	0.96%	1,000.00	1,020.03	4.81
Direxion Daily Regional Banks Bull 3X Shares
Based on actual fund return	0.95%	1,000.00	3,796.40	11.30
Based on hypothetical 5% return	0.95%	1,000.00	1,020.08	4.76
Direxion Daily Retail Bull 3X Shares
Based on actual fund return	0.97%	1,000.00	5,080.70	14.62
Based on hypothetical 5% return	0.97%	1,000.00	1,019.98	4.86
Direxion Daily S&P 500® High Beta Bull 3X Shares
Based on actual fund return	0.96%	1,000.00	4,431.40	12.93
Based on hypothetical 5% return	0.96%	1,000.00	1,020.03	4.81
Direxion Daily S&P 500® High Beta Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	133.30	2.67
Based on hypothetical 5% return	0.95%	1,000.00	1,020.08	4.76
Direxion Daily S&P Biotech Bull 3X Shares
Based on actual fund return	0.97%	1,000.00	1,469.50	5.94
Based on hypothetical 5% return	0.97%	1,000.00	1,019.98	4.86
Direxion Daily S&P Biotech Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	372.80	3.23
Based on hypothetical 5% return	0.95%	1,000.00	1,020.08	4.76
Direxion Daily Semiconductor Bull 3X Shares
Based on actual fund return	0.84%	1,000.00	2,222.60	6.71
Based on hypothetical 5% return	0.84%	1,000.00	1,020.63	4.21
Direxion Daily Semiconductor Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	253.90	2.95
Based on hypothetical 5% return	0.95%	1,000.00	1,020.08	4.76
Direxion Daily Technology Bull 3X Shares
Based on actual fund return	0.94%	1,000.00	1,871.80	6.69
Based on hypothetical 5% return	0.94%	1,000.00	1,020.13	4.71
Direxion Daily Technology Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	424.90	3.36
Based on hypothetical 5% return	0.95%	1,000.00	1,020.08	4.76
Direxion Daily Transportation Bull 3X Shares
Based on actual fund return	0.96%	1,000.00	2,513.10	8.36
Based on hypothetical 5% return	0.96%	1,000.00	1,020.03	4.81
Direxion Daily Utilities Bull 3X Shares
Based on actual fund return	0.96%	1,000.00	1,215.80	5.27
Based on hypothetical 5% return	0.96%	1,000.00	1,020.03	4.81
Direxion Daily 7-10 Year Treasury Bull 3X Shares
Based on actual fund return	0.95%	1,000.00	856.90	4.37
Based on hypothetical 5% return	0.95%	1,000.00	1,020.08	4.76
Direxion Daily 7-10 Year Treasury Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	1,130.90	5.02
Based on hypothetical 5% return	0.95%	1,000.00	1,020.08	4.76
Direxion Daily 20+ Year Treasury Bull 3X Shares
Based on actual fund return	0.89%	1,000.00	669.10	3.68
Based on hypothetical 5% return	0.89%	1,000.00	1,020.38	4.46
Direxion Daily 20+ Year Treasury Bear 3X Shares
Based on actual fund return	0.89%	1,000.00	1,351.30	5.19
Based on hypothetical 5% return	0.89%	1,000.00	1,020.38	4.46

*  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 days (the number of days in the period of November 1, 2020 to April 30, 2021), then divided by 365.

DIREXION SEMI-ANNUAL REPORT

Allocation of Portfolio Holdings (Unaudited)

April 30, 2021

	Cash*	Common Stocks	Investment Companies	Swaps	Total
Direxion Daily Mid Cap Bull 3X Shares	12%	—	72%	16%	100%
Direxion Daily S&P 500® Bull 3X Shares	11%	—	71%	18%	100%
Direxion Daily S&P 500® Bear 3X Shares	125%	—	—	(25)%	100%
Direxion Daily Small Cap Bull 3X Shares	26%	—	60%	14%	100%
Direxion Daily Small Cap Bear 3X Shares	115%	—	—	(15)%	100%
Direxion Daily FTSE China Bull 3X Shares	40%	—	67%	(7)%	100%
Direxion Daily FTSE China Bear 3X Shares	101%	—	—	(1)%	100%
Direxion Daily FTSE Europe Bull 3X Shares	37%	—	49%	14%	100%
Direxion Daily MSCI Emerging Markets Bull 3X Shares	61%	—	41%	(2)%	100%
Direxion Daily MSCI Emerging Markets Bear 3X Shares	102%	—	—	(2)%	100%
Direxion Daily MSCI Mexico Bull 3X Shares	46%	—	46%	8%	100%
Direxion Daily MSCI South Korea Bull 3X Shares	47%	—	46%	7%	100%
Direxion Daily Aerospace & Defense Bull 3X Shares	26%	59%	—	15%	100%
Direxion Daily Consumer Discretionary Bull 3X Shares	22%	64%	—	14%	100%
Direxion Daily Dow Jones Internet Bull 3X Shares	19%	71%	—	10%	100%
Direxion Daily Dow Jones Internet Bear 3X Shares	98%	—	—	2%	100%
Direxion Daily Financial Bull 3X Shares	8%	68%	—	24%	100%
Direxion Daily Financial Bear 3X Shares	105%	—	—	(5)%	100%
Direxion Daily Healthcare Bull 3X Shares	32%	57%	—	11%	100%
Direxion Daily Homebuilders & Supplies Bull 3X Shares	1%	69%	—	30%	100%
Direxion Daily Industrials Bull 3X Shares	18%	67%	—	15%	100%
Direxion Daily MSCI Real Estate Bull 3X Shares	9%	70%	—	21%	100%
Direxion Daily MSCI Real Estate Bear 3X Shares	137%	—	—	(37)%	100%
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	24%	73%	—	3%	100%
Direxion Daily Regional Banks Bull 3X Shares	17%	72%	—	11%	100%
Direxion Daily Retail Bull 3X Shares	13%	66%	—	21%	100%
Direxion Daily S&P 500® High Beta Bull 3X Shares	12%	67%	—	21%	100%
Direxion Daily S&P 500® High Beta Bear 3X Shares	134%	—	—	(34)%	100%
Direxion Daily S&P Biotech Bull 3X Shares	35%	67%	—	(2)%	100%
Direxion Daily S&P Biotech Bear 3X Shares	108%	—	—	(8)%	100%
Direxion Daily Semiconductor Bull 3X Shares	14%	83%	—	3%	100%
Direxion Daily Semiconductor Bear 3X Shares	114%	—	—	(14)%	100%
Direxion Daily Technology Bull 3X Shares	17%	70%	—	13%	100%
Direxion Daily Technology Bear 3X Shares	113%	—	—	(13)%	100%
Direxion Daily Transportation Bull 3X Shares	22%	52%	—	26%	100%
Direxion Daily Utilities Bull 3X Shares	26%	67%	—	7%	100%
Direxion Daily 7-10 Year Treasury Bull 3X Shares	34%	—	70%	(4)%	100%
Direxion Daily 7-10 Year Treasury Bear 3X Shares	98%	—	—	2%	100%
Direxion Daily 20+ Year Treasury Bull 3X Shares	48%	—	69%	(17)%	100%
Direxion Daily 20+ Year Treasury Bear 3X Shares	89%	—	—	11%	100%

Allocation of Portfolio Holdings reflects percentages of net assets.

*  Cash, cash equivalents and other assets less liabilities.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Mid Cap Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
INVESTMENT COMPANIES - 72.2%
314,663	iShares Core S&P Mid-Cap ETF (a)	$85,512,817
	TOTAL INVESTMENT COMPANIES (Cost $67,624,193)	$85,512,817
SHORT TERM INVESTMENTS - 25.8%
Money Market Funds - 25.8%
17,982,556	Dreyfus Government Cash Management Institutional Shares, 0.03% (b)	$17,982,556
7,840,000	Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (b)	7,840,000
4,738,641	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (b)	4,738,641
	TOTAL SHORT TERM INVESTMENTS (Cost $30,561,197)	$30,561,197
	TOTAL INVESTMENTS (Cost $98,185,390) - 98.0% (c)	$116,074,014
	Other Assets in Excess of Liabilities - 2.0%	2,320,607
	TOTAL NET ASSETS - 100.0%	$118,394,621

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2021.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $74,852,098.

Long Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of S&P MidCap 400® Index	0.4603% representing 1 month LIBOR rate + spread	BNP Paribas	5/19/2021	1,062	$1,731,462	$1,186,339
Total return of S&P MidCap 400® Index	0.5103% representing 1 month LIBOR rate + spread	Barclays	12/9/2021	10,615	29,246,439	(314,653)
Total return of S&P MidCap 400® Index	0.4061% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/9/2021	19,425	44,273,796	8,808,318
Total return of S&P MidCap 400® Index	0.4103% representing 1 month LIBOR rate + spread	J.P. Morgan	12/9/2021	52,481	134,329,187	8,862,952
Total return of S&P MidCap 400® Index	0.4603% representing 1 month LIBOR rate + spread	BNP Paribas	4/20/2022	11,775	31,368,504	724,957
Total return of S&P MidCap 400® Index	0.4603% representing 1 month LIBOR rate + spread	BNP Paribas	5/18/2022	3,600	9,753,900	57,448
					$250,703,288	$19,325,361

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily S&P 500® Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
INVESTMENT COMPANIES - 70.6%
3,725,375	iShares Core S&P 500 ETF (a)	$1,560,485,080
	TOTAL INVESTMENT COMPANIES (Cost $1,390,368,031)	$1,560,485,080
SHORT TERM INVESTMENTS - 31.2%
Money Market Funds - 31.2%
486,916,597	Dreyfus Government Cash Management Institutional Shares, 0.03% (b)	$486,916,597
68,638,000	Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (b)	68,638,000
134,916,879	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (b)	134,916,879
	TOTAL SHORT TERM INVESTMENTS (Cost $690,471,476)	$690,471,476
	TOTAL INVESTMENTS (Cost $2,080,839,507) - 101.8% (c)	$2,250,956,556
	Liabilities in Excess of Other Assets - (1.8)%	(39,308,910)
	TOTAL NET ASSETS - 100.0%	$2,211,647,646

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2021.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,397,309,694.

Long Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of S&P 500® Index	0.5603% representing 1 month LIBOR rate + spread	Barclays	12/9/2021	152,438	$632,801,921	$4,667,104
Total return of S&P 500® Index	0.4761% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/9/2021	161,801	596,729,599	81,962,883
Total return of S&P 500® Index	0.6403% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2021	119,257	467,395,517	31,879,646
Total return of S&P 500® Index	0.4603% representing 1 month LIBOR rate + spread	J.P. Morgan	12/9/2021	163,277	614,457,661	70,067,452
Total return of S&P 500® Index	0.3603% representing 1 month LIBOR rate + spread	Citibank N.A.	12/13/2021	325,221	1,245,335,311	117,504,683
Total return of S&P 500® Index	0.5603% representing 1 month LIBOR rate + spread	BNP Paribas	12/15/2021	122,522	450,001,252	63,906,456
Total return of S&P 500® Index	0.5603% representing 1 month LIBOR rate + spread	BNP Paribas	2/16/2022	60,000	228,296,168	23,134,898
Total return of S&P 500® Index	0.5603% representing 1 month LIBOR rate + spread	BNP Paribas	3/16/2022	40,000	155,959,974	11,476,298
Total return of S&P 500® Index	0.5603% representing 1 month LIBOR rate + spread	BNP Paribas	4/20/2022	33,786	140,028,606	1,241,427
Total return of S&P 500® Index	0.5603% representing 1 month LIBOR rate + spread	BNP Paribas	5/18/2022	25,361	105,873,857	174,403
Total return of S&P 500® Index	0.5603% representing 1 month LIBOR rate + spread	BNP Paribas	5/18/2022	10,000	41,867,256	(52,361)
					$4,678,747,122	$405,962,889

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily S&P 500® Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
SHORT TERM INVESTMENTS - 124.5%
Money Market Funds - 124.5%
306,172,090	Dreyfus Government Cash Management Institutional Shares, 0.03% (a)	$306,172,090
44,410,000	Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (a)	44,410,000
144,202,776	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (a)	144,202,776
	TOTAL SHORT TERM INVESTMENTS (Cost $494,784,866) (b)	$494,784,866
	TOTAL INVESTMENTS (Cost $494,784,866) - 124.5%	$494,784,866
	Liabilities in Excess of Other Assets - (24.5)%	(97,352,480)
	TOTAL NET ASSETS - 100.0%	$397,432,386

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2021.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $494,784,866.

Short Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
0.1103% representing 1 month LIBOR rate + spread	Total return of S&P 500® Index	BNP Paribas	6/16/2021	4,949	$14,852,936	$(6,065,671)
0.1103% representing 1 month LIBOR rate + spread	Total return of S&P 500® Index	BNP Paribas	11/17/2021	20,000	65,400,974	(18,775,456)
0.2103% representing 1 month LIBOR rate + spread	Total return of S&P 500® Index	J.P. Morgan	12/9/2021	51,876	205,497,139	(11,703,156)
0.2761% representing 1 month LIBOR rate + spread	Total return of S&P 500® Index	Bank of America Merrill Lynch	12/9/2021	37,194	136,606,867	(19,545,125)
0.3403% representing 1 month LIBOR rate + spread	Total return of S&P 500® Index	UBS Securities LLC	12/9/2021	30,191	119,732,389	(6,605,205)
0.1603% representing 1 month LIBOR rate + spread	Total return of S&P 500® Index	Barclays	12/9/2021	47,334	194,943,720	(3,053,207)
0.1603% representing 1 month LIBOR rate + spread	Total return of S&P 500® Index	Citibank N.A.	12/13/2021	78,620	302,458,129	(27,002,051)
0.1103% representing 1 month LIBOR rate + spread	Total return of S&P 500® Index	BNP Paribas	3/16/2022	15,000	57,422,868	(5,421,082)
					$1,096,915,022	$(98,170,953)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Small Cap Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
INVESTMENT COMPANIES - 60.5%
4,706,890	iShares Russell 2000 ETF (a)(b)	$1,058,532,492
	TOTAL INVESTMENT COMPANIES (Cost $1,030,824,590)	$1,058,532,492
SHORT TERM INVESTMENTS - 60.5%
Money Market Funds - 60.5%
745,994,183	Dreyfus Government Cash Management Institutional Shares, 0.03% (c)(d)	$745,994,183
51,520,000	Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (c)	51,520,000
260,712,704	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (c)	260,712,704
	TOTAL SHORT TERM INVESTMENTS (Cost $1,058,226,887)	$1,058,226,887
	TOTAL INVESTMENTS (Cost $2,089,051,477) - 121.0% (e)	$2,116,759,379
	Liabilities in Excess of Other Assets - (21.0)%	(366,557,787)
	TOTAL NET ASSETS - 100.0%	$1,750,201,592

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2021.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $997,135,804.

Long Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Russell 2000® Index	0.4103% representing 1 month LIBOR rate + spread	BNP Paribas	5/19/2021	32,905	$39,547,975	$35,496,785
Total return of Russell 2000® Index	0.6103% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/8/2021	85,000	188,670,627	4,000,613
Total return of Russell 2000® Index	0.4103% representing 1 month LIBOR rate + spread	Barclays	12/9/2021	355,000	778,488,004	26,250,801
Total return of Russell 2000® Index	0.5061% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/9/2021	208,945	468,334,793	5,204,179
Total return of Russell 2000® Index	0.6103% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2021	255,462	464,505,788	115,701,587
Total return of Russell 2000® Index	0.4103% representing 1 month LIBOR rate + spread	J.P. Morgan	12/9/2021	193,830	427,889,786	11,483,713
Total return of Russell 2000® Index	0.4103% representing 1 month LIBOR rate + spread	Citibank N.A.	12/13/2021	485,076	1,057,083,152	43,370,706
Total return of Russell 2000® Index	0.4103% representing 1 month LIBOR rate + spread	BNP Paribas	5/18/2022	204,281	457,513,243	5,470,449
Total return of Russell 2000® Index	0.4103% representing 1 month LIBOR rate + spread	BNP Paribas	5/18/2022	29,130	66,961,026	(939,612)
					$3,948,994,394	$246,039,221

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Small Cap Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
SHORT TERM INVESTMENTS - 115.4%
Money Market Funds - 115.4%
315,701,436	Dreyfus Government Cash Management Institutional Shares, 0.03% (a)	$315,701,436
69,230,639	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (a)	69,230,639
	TOTAL SHORT TERM INVESTMENTS (Cost $384,932,075) (b)	$384,932,075
	TOTAL INVESTMENTS (Cost $384,932,075) - 115.4%	$384,932,075
	Liabilities in Excess of Other Assets - (15.4)%	(51,358,859)
	TOTAL NET ASSETS - 100.0%	$333,573,216

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2021.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $384,932,075.

Short Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
0.1103% representing 1 month LIBOR rate + spread	Total return of Russell 2000® Index	J.P. Morgan	6/1/2021	77,831	$175,708,284	$(756,432)
0.3061% representing 1 month LIBOR rate + spread	Total return of Russell 2000® Index	Bank of America Merrill Lynch	12/9/2021	107,378	239,991,070	(3,380,175)
0.2403% representing 1 month LIBOR rate + spread	Total return of Russell 2000® Index	UBS Securities LLC	12/9/2021	59,551	109,873,024	(25,530,700)
0.0603% representing 1 month LIBOR rate + spread	Total return of Russell 2000® Index	Citibank N.A.	12/13/2021	60,818	135,801,170	(2,136,545)
0.2103% representing 1 month LIBOR rate + spread	Total return of Russell 2000® Index	BNP Paribas	1/19/2022	119,938	255,223,147	(17,118,761)
0.2103% representing 1 month LIBOR rate + spread	Total return of Russell 2000® Index	BNP Paribas	2/16/2022	16,033	34,323,103	(2,081,468)
					$950,919,798	$(51,004,081)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily FTSE China Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
INVESTMENT COMPANIES - 67.2%
5,449,991	iShares China Large-Cap ETF (a)(b)	$252,225,584
	TOTAL INVESTMENT COMPANIES (Cost $259,776,936)	$252,225,584
SHORT TERM INVESTMENTS - 74.6%
Money Market Funds - 74.6%
279,880,287	Dreyfus Government Cash Management Institutional Shares, 0.03% (c)(d)	$279,880,287
9,883	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (c)	9,883
	TOTAL SHORT TERM INVESTMENTS (Cost $279,890,170)	$279,890,170
	TOTAL INVESTMENTS (Cost $539,667,106) - 141.8% (e)	$532,115,754
	Liabilities in Excess of Other Assets - (41.8)%	(156,746,661)
	TOTAL NET ASSETS - 100.0%	$375,369,093

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2021.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $229,125,457.

Long Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid/(Received) at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of iShares China Large-Cap ETF	0.2603% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2021	8,595,748	$407,637,603	$(9,851,309)
Total return of iShares China Large-Cap ETF	(0.2939)% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	1/26/2022	5,944,149	292,903,917	(17,515,500)
Total return of iShares China Large-Cap ETF	(0.3898)% representing 1 month LIBOR rate + spread	BNP Paribas	4/20/2022	4,342,974	202,357,657	(1,313,193)
					$902,899,177	$(28,680,002)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily FTSE China Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
SHORT TERM INVESTMENTS - 102.7%
Money Market Funds - 102.7%
36,888,981	Dreyfus Government Cash Management Institutional Shares, 0.03% (a)	$36,888,981
10,884	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (a)	10,884
	TOTAL SHORT TERM INVESTMENTS (Cost $36,899,865) (b)	$36,899,865
	TOTAL INVESTMENTS (Cost $36,899,865) - 102.7%	$36,899,865
	Liabilities in Excess of Other Assets - (2.7)%	(978,409)
	TOTAL NET ASSETS - 100.0%	$35,921,456

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2021.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $36,899,865.

Short Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received/(Paid) at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
(0.4939)% representing 1 month LIBOR rate + spread	Total return of iShares China Large-Cap ETF	Bank of America Merrill Lynch	12/9/2021	617,836	$29,755,262	$1,139,046
(0.8398)% representing 1 month LIBOR rate + spread	Total return of iShares China Large-Cap ETF	UBS Securities LLC	12/9/2021	1,710,801	77,736,891	(1,502,598)
					$107,492,153	$(363,552)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily FTSE Europe Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
INVESTMENT COMPANIES - 49.1%
323,338	Vanguard FTSE Europe ETF (a)	$21,343,541
	TOTAL INVESTMENT COMPANIES (Cost $19,064,103)	$21,343,541
SHORT TERM INVESTMENTS - 37.8%
Money Market Funds - 37.8%
9,750,252	Dreyfus Government Cash Management Institutional Shares, 0.03% (b)	$9,750,252
6,666,713	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (b)	6,666,713
	TOTAL SHORT TERM INVESTMENTS (Cost $16,416,965)	$16,416,965
	TOTAL INVESTMENTS (Cost $35,481,068) - 86.9% (c)	$37,760,506
	Other Assets in Excess of Liabilities - 13.1%	5,705,180
	TOTAL NET ASSETS - 100.0%	$43,465,686

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2021.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $23,634,960.

Long Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Vanguard FTSE Europe ETF	0.8103% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/7/2021	252,235	$15,943,773	$733,036
Total return of Vanguard FTSE Europe ETF	0.7103% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2021	437,260	27,791,103	1,115,273
Total return of Vanguard FTSE Europe ETF	0.5603% representing 1 month LIBOR rate + spread	J.P. Morgan	12/9/2021	493,857	30,179,400	2,487,324
Total return of Vanguard FTSE Europe ETF	0.3103% representing 1 month LIBOR rate + spread	Citibank N.A.	12/10/2021	88,289	5,906,117	(78,563)
Total return of Vanguard FTSE Europe ETF	0.3603% representing 1 month LIBOR rate + spread	BNP Paribas	1/19/2022	269,753	16,188,257	1,670,036
Total return of Vanguard FTSE Europe ETF	0.3603% representing 1 month LIBOR rate + spread	BNP Paribas	2/16/2022	70,776	4,412,792	273,436
Total return of Vanguard FTSE Europe ETF	0.3603% representing 1 month LIBOR rate + spread	BNP Paribas	4/20/2022	39,943	2,623,094	13,056
					$103,044,536	$6,213,598

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily MSCI Emerging Markets Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
INVESTMENT COMPANIES - 40.8%
1,819,094	iShares MSCI Emerging Markets ETF (a)(b)	$98,194,694
	TOTAL INVESTMENT COMPANIES (Cost $97,932,482)	$98,194,694
SHORT TERM INVESTMENTS - 55.3%
Money Market Funds - 55.3%
80,483,238	Dreyfus Government Cash Management Institutional Shares, 0.03% (c)(d)	$80,483,238
52,506,395	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (c)	52,506,395
	TOTAL SHORT TERM INVESTMENTS (Cost $132,989,633)	$132,989,633
	TOTAL INVESTMENTS (Cost $230,922,115) - 96.1% (e)	$231,184,327
	Other Assets in Excess of Liabilities - 3.9%	9,336,721
	TOTAL NET ASSETS - 100.0%	$240,521,048

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2021.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $138,567,005.

Long Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid/(Received) at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares MSCI Emerging Markets ETF	(0.1939)% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	10/26/2021	100,000	$5,398,079	$(3,550)
Total return of iShares 0.6803% representing UBS Securities MSCI Emerging Markets ETF	1 month LIBOR rate + spread	LLC	11/23/2021	3,098,802	166,772,213	423,469
Total return of iShares 0.4603% representing MSCI Emerging Markets ETF	1 month LIBOR rate + spread	J.P. Morgan	12/9/2021	953,282	51,242,729	202,205
Total return of iShares 0.4503% representing MSCI Emerging Markets ETF	1 month LIBOR rate + spread	Citibank N.A.	12/13/2021	3,432,006	186,328,362	(1,053,518)
Total return of iShares 0.2803% representing MSCI Emerging Markets ETF	1 month LIBOR rate + spread	BNP Paribas	2/16/2022	2,662,879	146,885,286	(3,266,280)
Total return of iShares 0.2803% representing MSCI Emerging Markets ETF	1 month LIBOR rate + spread	BNP Paribas	5/18/2022	1,301,543	70,917,378	(666,847)
					$627,544,047	$(4,364,521)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily MSCI Emerging Markets Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
SHORT TERM INVESTMENTS - 60.1%
Money Market Funds - 60.1%
9,164,896	Dreyfus Government Cash Management Institutional Shares, 0.03% (a)	$9,164,896
3,367,882	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (a)	3,367,882
	TOTAL SHORT TERM INVESTMENTS (Cost $12,532,778)	$12,532,778
	TOTAL INVESTMENTS (Cost $12,532,778) - 60.1% (b)	$12,532,778
	Other Assets in Excess of Liabilities - 39.9%	8,316,121
	TOTAL NET ASSETS - 100.0%	$20,848,899

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2021.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $12,532,778.

Short Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received/(Paid) at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
0.2403% representing 1 month LIBOR rate + spread	Total return of iShares MSCI Emerging Markets ETF	UBS Securities LLC	12/7/2021	571,807	$30,395,040	$(466,419)
(0.1898)% representing 1 month LIBOR rate + spread	Total return of iShares MSCI Emerging Markets ETF	J.P. Morgan	12/9/2021	211,889	11,370,154	(68,638)
0.1103% representing 1 month LIBOR rate + spread	Total return of iShares MSCI Emerging Markets ETF	Citibank N.A.	12/13/2021	120,662	6,337,092	(204,550)
0.0103% representing 1 month LIBOR rate + spread	Total return of iShares MSCI Emerging Markets ETF	BNP Paribas	2/16/2022	254,402	14,025,182	293,304
					$62,127,468	$(446,303)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily MSCI Mexico Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
INVESTMENT COMPANIES - 46.2%
240,159	iShares MSCI Mexico ETF (a)(b)	$10,917,628
	TOTAL INVESTMENT COMPANIES (Cost $10,468,341)	$10,917,628
SHORT TERM INVESTMENTS - 65.0%
Money Market Funds - 65.0%
8,297,026	Dreyfus Government Cash Management Institutional Shares, 0.03% (c)(d)	$8,297,026
3,540,000	Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (c)	3,540,000
3,532,161	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (c)	3,532,161
	TOTAL SHORT TERM INVESTMENTS (Cost $15,369,187)	$15,369,187
	TOTAL INVESTMENTS (Cost $25,837,528) - 111.2% (e)	$26,286,815
	Liabilities in Excess of Other Assets - (11.2)%	(2,658,825)
	TOTAL NET ASSETS - 100.0%	$23,627,990

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2021.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $18,694,184.

Long Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid/(Received) at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares MSCI Mexico ETF	0.0603% representing 1 month LIBOR rate + spread	BNP Paribas	12/7/2021	40,879	$1,918,664	$(60,297)
Total return of iShares MSCI Mexico ETF	0.7103% representing 1 month LIBOR rate + spread	Barclays	12/9/2021	409,356	18,839,788	(236,574)
Total return of iShares MSCI Mexico ETF	0.1103% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2021	403,583	17,276,229	1,069,502
Total return of iShares MSCI Mexico ETF	(0.8898)% representing 1 month LIBOR rate + spread	J.P. Morgan	12/9/2021	465,364	20,135,651	1,068,397
					$58,170,332	$1,841,028

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily MSCI South Korea Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
INVESTMENT COMPANIES - 46.2%
285,980	iShares MSCI South Korea Capped ETF (a)	$25,898,349
	TOTAL INVESTMENT COMPANIES (Cost $26,594,743)	$25,898,349
SHORT TERM INVESTMENTS - 60.8%
Money Market Funds - 60.8%
13,111,860	Dreyfus Government Cash Management Institutional Shares, 0.03% (b)	$13,111,860
12,880,000	Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (b)	12,880,000
8,106,187	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (b)	8,106,187
	TOTAL SHORT TERM INVESTMENTS (Cost $34,098,047)	$34,098,047
	TOTAL INVESTMENTS (Cost $60,692,790) - 107.0% (c)	$59,996,396
	Liabilities in Excess of Other Assets - (7.0)%	(3,919,465)
	TOTAL NET ASSETS - 100.0%	$56,076,931

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2021.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $47,821,872.

Long Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares MSCI South Korea Capped ETF	0.6103% representing 1 month LIBOR rate + spread	Barclays	12/9/2021	811,698	$70,885,586	$2,578,586
Total return of iShares MSCI South Korea Capped ETF	0.5603% representing 1 month LIBOR rate + spread	J.P. Morgan	12/9/2021	556,695	48,873,371	1,514,826
Total return of iShares MSCI South Korea Capped ETF	0.7061% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/10/2021	81,761	7,602,005	(198,511)
Total return of iShares MSCI South Korea Capped ETF	0.2103% representing 1 month LIBOR rate + spread	Citibank N.A.	4/5/2022	121,607	11,230,815	(219,326)
					$138,591,777	$3,675,575

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Aerospace & Defense Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
COMMON STOCKS - 59.4%
Computer and Electronic Product Manufacturing - 19.3%
41,999	Aerojet Rocketdyne Holdings, Inc.	$1,962,193
18,496	Cubic Corp.	1,384,241
47,003	L3 Harris Technologies, Inc.	9,834,438
32,704	Mercury Systems, Inc. (a)	2,460,649
17,099	Moog, Inc. Class A	1,479,918
29,924	Northrop Grumman Corp.	10,606,262
488,740	Raytheon Technologies Corp.	40,682,718
		68,410,419
Credit Intermediation and Related Activities - 0.2%
31,018	Smith & Wesson Brands, Inc.	539,713
Electrical Equipment, Appliance, and Component Manufacturing - 1.6%
37,156	Axon Enterprise, Inc. (a)	5,633,221
Fabricated Metal Product Manufacturing - 2.9%
55,330	BWX Technologies, Inc.	3,702,684
23,845	Curtiss-Wright Corp.	3,049,775
14,642	RBC Bearings, Inc. (a)	2,920,054
10,221	Sturm, Ruger & Co, Inc. (b)	663,752
		10,336,265
Merchant Wholesalers, Durable Goods - 2.4%
48,698	Hexcel Corp. (a)	2,747,054
23,450	Huntington Ingalls Industries, Inc.	4,978,904
16,150	Kaman Corp.	861,603
		8,587,561
Miscellaneous Manufacturing - 2.4%
132,186	Textron, Inc.	8,491,629
Primary Metal Manufacturing - 2.0%
227,322	Howmet Aerospace, Inc. (a)	7,265,211
Professional, Scientific, and Technical Services - 3.4%
41,549	Maxar Technologies, Inc.	1,612,517
13,710	Parsons Corp. (a)	607,764
21,563	Teledyne Technologies, Inc. (a)	9,654,833
		11,875,114
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 0.6%
35,914	PAE, Inc. (a)	322,149
75,909	Virgin Galactic Holdings, Inc. (a)(b)	1,681,384
		2,003,533
Textile Mills - 0.1%
3,029	National Presto Industries, Inc.	311,623
Transportation Equipment Manufacturing - 24.5%
19,320	AAR Corp. (a)	777,437
13,086	AeroVironment, Inc. (a)	1,444,302
176,468	Boeing Co. (a)	41,348,217
52,065	General Dynamics Corp.	9,904,325
42,968	HEICO Corp.	5,425,999
24,627	HEICO Corp. Class A	3,467,481
Shares		Fair Value
Transportation Equipment Manufacturing (continued)
71,915	Kratos Defense & Security Solutions, Inc. (a)	$1,923,007
26,569	Lockheed Martin Corp.	10,111,099
61,480	Spirit AeroSystems Holdings, Inc.	2,809,021
14,982	TransDigm Group, Inc. (a)	9,195,053
30,427	Triumph Group, Inc. (a)	514,825
		86,920,766
	TOTAL COMMON STOCKS (Cost $187,854,476)	$210,375,055
SHORT TERM INVESTMENTS - 23.3%
Money Market Funds - 23.3%
72,376,495	Dreyfus Government Cash Management Institutional Shares, 0.03% (c)(d)	$72,376,495
10,090,911	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (c)	10,090,911
	TOTAL SHORT TERM INVESTMENTS (Cost $82,467,406)	$82,467,406
	TOTAL INVESTMENTS (Cost $270,321,882) - 82.7% (e)	$292,842,461
	Other Assets in Excess of Liabilities - 17.3%	61,557,212
	TOTAL NET ASSETS - 100.0%	$354,399,673

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2021.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $221,544,361.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Aerospace & Defense Bull 3X Shares

Long Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Dow Jones U.S. Select Aerospace & Defense Index	0.7603% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/7/2021	3,878	$97,659,691	$6,476,261
Total return of Dow Jones U.S. Select Aerospace & Defense Index	0.6103% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2021	9,445	246,351,709	7,825,356
Total return of Dow Jones U.S. Select Aerospace & Defense Index	0.6103% representing 1 month LIBOR rate + spread	J.P. Morgan	12/9/2021	5,528	141,833,059	6,929,889
Total return of Dow Jones U.S. Select Aerospace & Defense Index	0.5603% representing 1 month LIBOR rate + spread	Citibank N.A.	12/13/2021	6,555	156,325,279	19,810,643
Total return of Dow Jones U.S. Select Aerospace & Defense Index	0.7103% representing 1 month LIBOR rate + spread	BNP Paribas	2/16/2022	3,886	92,843,433	11,648,903
Total return of Dow Jones U.S. Select Aerospace & Defense Index	0.7103% representing 1 month LIBOR rate + spread	BNP Paribas	4/20/2022	1,511	40,227,349	343,294
Total return of Dow Jones U.S. Select Aerospace & Defense Index	0.7103% representing 1 month LIBOR rate + spread	BNP Paribas	5/18/2022	942	25,084,844	218,804
					$800,325,364	$53,253,150

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Consumer Discretionary Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
COMMON STOCKS - 63.5%
Accommodation - 1.8%
1,697	Caesars Entertainment Inc. (a)	$166,035
2,263	Hilton Worldwide Holdings, Inc. (a)	291,248
2,168	Marriott International, Inc. Class A (a)	321,991
3,349	MGM Resorts International	136,371
		915,645
Administrative and Support Services - 1.6%
333	Booking Holdings, Inc. (a)	821,205
Amusement, Gambling, and Recreation Industries - 0.6%
2,677	Las Vegas Sands Corp. (a)	163,993
858	Wynn Resorts Ltd. (a)	110,167
		274,160
Apparel Manufacturing - 1.0%
2,844	Hanesbrands, Inc.	59,895
579	PVH Corp. (a)	65,531
393	Ralph Lauren Corp. (a)	52,383
1,537	Under Armour, Inc. Class A (a)	37,364
1,588	Under Armour, Inc. Class C (a)	31,617
2,618	V F Corp.	229,494
		476,284
Building Material and Garden Equipment and Supplies Dealers - 7.9%
5,957	Lowe's Companies, Inc.	1,169,061
8,713	The Home Depot, Inc.	2,820,137
		3,989,198
Clothing and Clothing Accessories Stores - 2.5%
1,676	Gap, Inc.	55,476
1,905	L Brands, Inc. (a)	125,539
2,902	Ross Stores, Inc.	379,988
9,786	TJX Companies, Inc.	694,806
		1,255,809
Construction of Buildings - 1.5%
2,699	D.R. Horton, Inc.	265,285
2,236	Lennar Corp. Class A	231,649
28	NVR, Inc. (a)	140,507
2,168	PulteGroup, Inc.	128,172
		765,613
Electrical Equipment, Appliance, and Component Manufacturing - 0.2%
512	Whirlpool Corp.	121,062
Electronics and Appliance Stores - 0.4%
1,879	Best Buy Co., Inc.	218,471
Food Services and Drinking Places - 6.9%
230	Chipotle Mexican Grill, Inc. (a)	343,167
1,062	Darden Restaurants, Inc.	155,817
316	Domino's Pizza, Inc.	133,459
6,077	McDonald's Corp.	1,434,658
9,595	Starbucks Corp.	1,098,532
2,445	Yum! Brands, Inc.	292,226
		3,457,859
Funds, Trusts, and Other Financial Vehicles - 0.3%
1,219	Garmin Ltd. ADR (Switzerland) ADR	167,296
Shares		Fair Value
General Merchandise Stores - 3.3%
1,997	Dollar General Corp.	$428,856
1,917	Dollar Tree, Inc. (a)	220,263
4,083	Target Corp.	846,242
948	Tractor Supply Co.	178,793
		1,674,154
Health and Personal Care Stores - 0.3%
457	Ulta Salon, Cosmetics & Fragrance, Inc. (a)	150,513
Leather and Allied Product Manufacturing - 2.7%
9,544	NIKE, Inc. Class B	1,265,726
2,265	Tapestry, Inc. (a)	108,380
		1,374,106
Merchant Wholesalers, Durable Goods - 0.8%
1,084	Leggett & Platt, Inc.	53,842
2,275	LKQ Corp. (a)	106,265
481	Mohawk Industries, Inc. (a)	98,846
329	Pool Corp.	139,009
		397,962
Miscellaneous Manufacturing - 0.2%
1,041	Hasbro, Inc.	103,528
Miscellaneous Store Retailers - 0.4%
1,028	Etsy, Inc. (a)	204,356
Motor Vehicle and Parts Dealers - 1.7%
534	Advance Auto Parts, Inc.	106,886
182	AutoZone, Inc. (a)	266,470
1,325	CarMax, Inc. (a)	176,543
572	O'Reilly Automotive, Inc. (a)	316,247
		866,146
Nonstore Retailers - 15.9%
2,216	Amazon.com, Inc. (a)	7,683,803
5,268	eBay, Inc.	293,902
		7,977,705
Performing Arts, Spectator Sports, and Related Industries - 0.2%
1,212	Penn National Gaming, Inc. (a)	108,013
Plastics and Rubber Products Manufacturing - 0.2%
3,081	Newell Rubbermaid, Inc.	83,064
Support Activities for Transportation - 0.4%
1,127	Expedia, Inc. (a)	198,610
Transportation Equipment Manufacturing - 11.5%
2,201	Aptiv PLC ADR (Ireland) ADR (a)	316,702
1,949	BorgWarner, Inc.	94,682
31,851	Ford Motor Co. (a)	367,560
10,335	General Motors Co. (a)	591,369
6,215	Tesla Motors, Inc. (a)	4,409,170
		5,779,483
Water Transportation - 0.9%
6,503	Carnival Corp. ADR (a)(b)	181,824
2,960	Norwegian Cruise Line Holdings Ltd. ADR (a)	91,908
1,784	Royal Caribbean Cruises Ltd. ADR (Liberia) ADR (a)	155,119
		428,851

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Consumer Discretionary Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2021

Shares		Fair Value
Wholesale Electronic Markets and Agents and Brokers - 0.3%
1,177	Genuine Parts Co.	$147,090
	TOTAL COMMON STOCKS (Cost $29,958,112)	$31,956,183
SHORT TERM INVESTMENTS - 17.7%
Money Market Funds - 17.7%
5,693,633	Dreyfus Government Cash Management Institutional Shares, 0.03% (c)(d)	$5,693,633
3,188,279 Goldman Sachs Financial Square Treasury Instruments Fund	Institutional Shares, 0.01% (c)	3,188,279
	TOTAL SHORT TERM INVESTMENTS (Cost $8,881,912)	$8,881,912
	TOTAL INVESTMENTS (Cost $38,840,024) - 81.2% (e)	$40,838,095
	Other Assets in Excess of Liabilities - 18.8%	9,452,330
	TOTAL NET ASSETS - 100.0%	$50,290,425

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2021.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $32,108,577.

ADR - American Depository Receipt

Long Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Consumer Discretionary Select Sector Index	0.5061% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	11/24/2021	7,940	$13,237,410	$1,112,565
Total return of Consumer Discretionary Select Sector Index	0.7603% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/7/2021	3,000	4,752,329	665,623
Total return of Consumer Discretionary Select Sector Index	0.5603% representing 1 month LIBOR rate + spread	J.P. Morgan	12/8/2021	23,028	38,466,707	3,140,152
Total return of Consumer Discretionary Select Sector Index	0.6103% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2021	23,246	40,745,166	1,268,662
Total return of Consumer Discretionary Select Sector Index	0.5603% representing 1 month LIBOR rate + spread	Citibank N.A.	12/13/2021	3,706	6,701,616	(2,599)
Total return of Consumer Discretionary Select Sector Index	0.6103% representing 1 month LIBOR rate + spread	BNP Paribas	12/15/2021	3,395	5,270,228	870,697
Total return of Consumer Discretionary Select Sector Index	0.6103% representing 1 month LIBOR rate + spread	BNP Paribas	4/20/2022	1,486	2,644,179	40,801
					$111,817,635	$7,095,901

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Dow Jones Internet Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
COMMON STOCKS - 70.6%
Administrative and Support Services - 1.1%
4,689	Teladoc Health, Inc. (a)	$808,149
Computer and Electronic Product Manufacturing - 4.3%
2,530	Arista Networks, Inc. (a)	797,380
44,481	Cisco Systems, Inc.	2,264,528
		3,061,908
Data Processing, Hosting, and Related Services - 1.6%
7,493	Match Group, Inc. (a)	1,166,136
Electronics and Appliance Stores - 0.7%
7,784	Smartsheet, Inc. (a)	461,591
Food Services and Drinking Places - 1.1%
2,717	Wayfair, Inc. (a)	803,064
Miscellaneous Store Retailers - 1.2%
4,367	Etsy, Inc. (a)	868,116
Motion Picture and Sound Recording Industries - 3.4%
8,381	fuboTV, Inc. (a)	168,961
4,450	Netflix, Inc. (a)	2,284,941
		2,453,902
Nonstore Retailers - 9.0%
1,536	Amazon.com, Inc. (a)	5,325,957
18,943	eBay, Inc.	1,056,830
		6,382,787
Other Information Services - 10.3%
1,125	Alphabet, Inc. Class A (a)	2,647,688
1,079	Alphabet, Inc. Class C (a)	2,600,519
15,396	Pinterest, Inc. (a)	1,021,833
19,320	Twitter, Inc. (a)	1,066,850
		7,336,890
Professional, Scientific, and Technical Services - 14.6%
10,123	Ciena Corp. (a)	510,908
23,492	Cloudera, Inc. (a)	298,113
13,057	Facebook, Inc. (a)	4,244,570
8,570	GoDaddy, Inc. (a)	744,047
21,122	Juniper Networks, Inc.	536,288
4,123	Okta, Inc. (a)	1,111,973
22,596	Snap, Inc. (a)	1,396,885
2,886	Snowflake, Inc. (a)	668,369
4,060	VeriSign, Inc. (a)	888,206
		10,399,359
Publishing Industries (except Internet) - 14.1%
7,326	Akamai Technologies, Inc. (a)	796,336
16,056	Box, Inc. (a)	341,993
5,436	Citrix Systems, Inc.	673,249
2,871	Coupa Software, Inc. (a)	772,414
8,990	Datadog, Inc. (a)	771,072
5,184	DocuSign, Inc. (a)	1,155,721
20,182	Dropbox, Inc. (a)	518,677
6,500	Fastly, Inc. (a)	415,155
9,904	Salesforce.com, Inc. (a)	2,281,089
4,091	Veeva Systems, Inc. (a)	1,155,503
4,809	Workday, Inc. (a)	1,187,823
		10,069,032
Shares		Fair Value
Real Estate - 1.2%
1,219	Zillow Group, Inc. Class A (a)	$162,554
5,128	Zillow Group, Inc. Class C (a)	667,255
		829,809
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 0.5%
22,067	CommScope Holding Co., Inc. (a)	363,002
Support Activities for Transportation - 1.3%
5,080	Expedia, Inc.	895,248
Telecommunications - 6.2%
10,363	PayPal Holdings, Inc. (a)	2,718,111
26,751	Vonage Holdings Corp. (a)	362,476
4,247	Zoom Video Communications, Inc. (a)	1,357,214
		4,437,801
	TOTAL COMMON STOCKS (Cost $44,939,660)	$50,336,794
SHORT TERM INVESTMENTS - 33.8%
Money Market Funds - 33.8%
20,961,213	Dreyfus Government Cash Management Institutional Shares, 0.03% (b)	$20,961,213
3,173,670	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (b)	3,173,670
	TOTAL SHORT TERM INVESTMENTS (Cost $24,134,883)	$24,134,883
	TOTAL INVESTMENTS (Cost $69,074,543) - 104.4% (c)	$74,471,677
	Liabilities in Excess of Other Assets - (4.4)%	(3,153,658)
	TOTAL NET ASSETS - 100.0%	$71,318,019

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2021.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $51,698,543.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Dow Jones Internet Bull 3X Shares

Long Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Dow Jones Internet Composite Index	0.4561% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/9/2021	54,765	$56,153,376	$628,195
Total return of Dow Jones Internet Composite Index	0.6603% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2021	47,851	46,828,654	2,746,634
Total return of Dow Jones Internet Composite Index	0.4103% representing 1 month LIBOR rate + spread	Citibank N.A.	12/13/2021	55,172	53,189,658	3,990,943
					$156,171,688	$7,365,772

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Dow Jones Internet Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
SHORT TERM INVESTMENTS - 74.6%
Money Market Funds - 74.6%
2,460,942	Dreyfus Government Cash Management Institutional Shares, 0.03% (a)	$2,460,942
503	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (a)	503
	TOTAL SHORT TERM INVESTMENTS (Cost $2,461,445) (b)	$2,461,445
	TOTAL INVESTMENTS (Cost $2,461,445) - 74.6%	$2,461,445
	Other Assets in Excess of Liabilities - 25.4%	837,786
	TOTAL NET ASSETS - 100.0%	$3,299,231

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2021.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $2,461,445.

Short Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
0.2561% representing 1 month LIBOR rate + spread	Total return of Dow Jones Internet Composite Index	Bank of America Merrill Lynch	12/9/2021	9,545	$9,963,532	$66,636

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Financial Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
COMMON STOCKS - 68.3%
Administrative and Support Services - 1.3%
54,864	Broadridge Financial Solutions, Inc.	$8,703,076
17,805	FactSet Research System, Inc.	5,986,397
77,971	Moody's Corp.	25,473,906
6,648	Upstart Holdings, Inc. (a)(b)	724,765
		40,888,144
Credit Intermediation and Related Activities - 28.9%
179,099	Ally Financial, Inc.	9,214,644
72,638	Associated Banc-Corp	1,590,046
3,715,267	Bank of America Corp.	150,579,772
18,888	Bank of Hawaii Corp.	1,716,730
383,211	Bank of New York Mellon Corp.	19,114,565
58,525	Bank OZK	2,398,940
15,035	BOK Financial Corp.	1,322,178
1,000,099	Citigroup, Inc.	71,247,053
204,317	Citizens Financial Group, Inc.	9,455,791
66,691	Comerica, Inc.	5,012,496
50,612	Commerce Bancshares, Inc.	3,938,120
4,487	Credit Acceptance Corp. (a)(b)	1,771,423
146,945	Discover Financial Services	16,751,730
67,574	East West Bancorp, Inc.	5,145,760
154,543	F.N.B. Corp.	1,992,059
341,012	Fifth Third Bancorp	13,824,626
3,024	First Citizens BancShares, Inc. Class A	2,623,199
62,116	First Hawaiian, Inc.	1,705,705
261,540	First Horizon National Corp.	4,783,567
82,816	First Republic Bank	15,175,204
484,223	Huntington Bancshares, Inc.	7,418,296
1,454,912	JPMorgan Chase & Co.	223,780,015
465,774	KeyCorp	10,135,242
5,207	LendingTree, Inc. (a)(b)	1,075,193
61,392	M&T Bank Corp.	9,680,904
215,571	New York Community Bancorp, Inc.	2,578,229
92,103	Northern Trust Corp.	10,481,321
34,994	OneMain Holdings, Inc.	1,990,109
55,927	PacWest Bancorp	2,427,791
202,712	People's United Financial, Inc.	3,675,169
35,401	Pinnacle Financial Partners, Inc.	3,102,544
203,617	PNC Financial Services Group, Inc.	38,066,198
39,755	Popular, Inc. ADR	2,940,280
42,787	Prosperity Bancshares, Inc.	3,138,854
460,655	Regions Financial Corp.	10,042,279
52,532	Rocket Cos., Inc.	1,179,343
26,946	Signature Bank	6,777,188
168,828	State Street Corp.	14,173,111
92,637	Sterling Bancorp	2,327,968
24,647	SVB Financial Group (a)	14,093,894
70,088	Synovus Financial Corp.	3,284,324
72,310	TCF Financial Corp.	3,291,551
23,408	TFS Financial Corp.	457,860
646,710	Truist Financial Corp.	38,356,370
652,587	U.S. Bancorp	38,731,038
42,900	Webster Financial Corp.	2,269,839
Shares		Fair Value
Credit Intermediation and Related Activities (continued)
1,822,836	Wells Fargo & Co.	$82,118,762
46,827	Western Alliance Bancorp	4,920,113
26,982	Wintrust Financial Corp.	2,080,312
77,392	Zions Bancorp	4,318,474
		888,276,179
Funds, Trusts, and Other Financial Vehicles - 0.2%
258,682	AGNC Investment Corp.	4,638,168
56,601	Carlyle Group, Inc.	2,414,599
		7,052,767
Insurance Carriers and Related Activities - 21.7%
328,798	Aflac, Inc.	17,666,317
6,576	Alleghany Corp. (a)	4,464,907
145,625	Allstate Corp.	18,465,250
34,154	American Financial Group, Inc.	4,196,160
413,657	American International Group, Inc.	20,041,682
3,541	American Naional Group, Inc.	401,372
108,809	AON PLC (United Kingdom) ADR	27,358,935
188,521	Arch Capital Group Ltd. ADR (a)	7,486,169
91,546	Arthur J. Gallagher & Co.	13,269,593
28,143	Assurant, Inc.	4,379,051
37,394	Assured Guaranty Ltd. ADR	1,901,485
54,579	Athene Holding Ltd. ADR (a)	3,256,729
39,758	Axis Capital Holdings Ltd. ADR	2,218,496
903,584	Berkshire Hathaway, Inc. Class B (a)	248,440,421
42,229	Brighthouse Financial, Inc. (a)	1,975,895
112,977	Brown & Brown, Inc.	6,008,117
215,833	Chubb Limited ADR (Switzerland)	37,034,784
71,777	Cincinnati Financial Corp.	8,087,832
13,450	CNA Financial Corp.	631,208
192,377	Equitable Holdings, Inc.	6,585,065
12,043	Erie Indemnity Co. Class A	2,577,443
18,876	Everest Re Group Ltd. ADR	5,227,708
51,992	First American Financial Corp.	3,353,484
49,442	Globe Life, Inc.	5,067,311
21,085	GoHealth, Inc. (a)	251,544
17,385	Hanover Insurance Group, Inc.	2,404,519
171,421	Hartford Financial Services Group, Inc.	11,306,929
29,589	Kemper Corp.	2,309,717
15,959	Lemonade, Inc. (a)(b)	1,442,694
92,328	Lincoln National Corp.	5,920,995
108,954	Loews Corp.	6,074,186
6,484	Markel Corp. (a)	7,627,907
242,963	Marsh & McLennan Companies, Inc.	32,970,079
13,088	Mercury General Corp.	814,990
363,199	MetLife, Inc.	23,110,352
161,860	MGIC Investment Corp.	2,466,746
135,650	Old Republic International Corp.	3,339,703
18,835	Primerica, Inc.	3,009,268
130,222	Principal Financial Group, Inc.	8,317,279
280,641	Progressive Corp.	28,271,774
189,808	Prudential Financial, Inc.	19,049,131

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Financial Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2021

Shares		Fair Value
Insurance Carriers and Related Activities (continued)
32,477	Reinsurance Group of America, Inc.	$4,239,223
24,254	RenaissanceRe Holdings Ltd. ADR	4,094,318
121,322	Travelers Companies, Inc.	18,763,661
97,452	Unum Group	2,753,994
59,210	Voya Financial, Inc.	4,015,622
66,747	W.R. Berkley Corp.	5,321,071
1,443	White Mountains Insurance Group Ltd. ADR	1,681,715
61,706	Willis Towers Watson PLC ADR (Ireland)	15,973,215
		665,626,046
Management of Companies and Enterprises - 0.1%
26,838	Cullen/Frost Bankers, Inc.	3,222,170
105,430	Umpqua Holdings Corp.	1,965,215
		5,187,385
Merchant Wholesalers, Durable Goods - 0.1%
106,263	Jefferies Financial Group, Inc.	3,454,610
Real Estate - 0.4%
672,983	Annaly Capital Management, Inc.	6,110,686
220,048	New Residential Investment Corp.	2,358,915
130,981	Starwood Property Trust, Inc.	3,381,929
		11,851,530
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 15.6%
21,587	Affiliated Managers Group, Inc.	3,479,177
56,582	Ameriprise Financial, Inc.	14,620,789
81,776	Apollo Global Management, Inc.	4,527,937
50,127	Ares Management Corp.	2,632,670
70,687	BlackRock, Inc.	57,913,859
51,679	CBOE Holdings, Inc.	5,393,737
661,397	Charles Schwab Corp.	46,562,349
170,428	CME Group, Inc.	34,424,752
18,922	Evercore, Inc.	2,651,540
131,754	FNF Group	6,010,617
132,510	Franklin Resources, Inc.	3,975,300
159,075	Goldman Sachs Group, Inc.	55,429,684
35,153	Interactive Brokers Group, Inc. Class A	2,514,142
265,904	IntercontinentalExchange, Inc.	31,299,560
180,732	Invesco Ltd. ADR	4,879,764
260,586	KKR & Co., Inc.	14,743,956
48,337	Lazard Ltd. Class A ADR	2,174,682
37,630	LPL Investment Holdings, Inc.	5,896,621
17,681	MarketAxess Holdings, Inc.	8,636,461
671,084	Morgan Stanley	55,397,984
10,365	Morningstar, Inc.	2,746,829
38,559	MSCI, Inc. Class A	18,730,805
54,868	NASDAQ OMX Group, Inc.	8,863,377
58,848	Raymond James Financial, Inc.	7,696,141
115,641	S&P Global, Inc.	45,145,090
34,487	Santander Consumer USA Holdings, Inc.	1,170,489
Shares		Fair Value
Securities, Commodity Contracts, and Other Financial Investments and Related Activities (continued)
54,026	SEI Investments Co.	$3,319,357
179,385	SLM Corp.	3,526,709
108,508	T. Rowe Price Group, Inc.	19,444,634
40,115	Tradeweb Markets, Inc.	3,260,547
30,351	Virtu Financial, Inc.	899,300
		477,968,859
	TOTAL COMMON STOCKS (Cost $1,639,761,118)	$2,100,305,520
SHORT TERM INVESTMENTS - 28.6%
Money Market Funds - 28.6%
533,862,298	Dreyfus Government Cash Management Institutional Shares, 0.03% (c)(d)	$533,862,298
211,779,649	Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (c)	211,779,649
135,284,124	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (c)	135,284,124
	TOTAL SHORT TERM INVESTMENTS (Cost $880,926,071)	$880,926,071
	TOTAL INVESTMENTS (Cost $2,520,687,189) - 96.9% (e)	$2,981,231,591
	Other Assets in Excess of Liabilities - 3.1%	93,829,211
	TOTAL NET ASSETS - 100.0%	$3,075,060,802

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2021.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,879,083,616.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Financial Bull 3X Shares

Long Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Russell 1000® Financial Services Index	0.8603% representing 1 month LIBOR rate + spread	BNP Paribas	6/16/2021	5,856	$11,308,477	$4,680,710
Total return of Russell 1000® Financial Services Index	0.7603% representing 1 month LIBOR rate + spread	Citibank N.A.	6/17/2021	549,144	1,371,270,520	113,139,530
Total return of Russell 1000® Financial Services Index	0.8603% representing 1 month LIBOR rate + spread	BNP Paribas	10/20/2021	42,534	79,556,910	35,980,255
Total return of Russell 1000® Financial Services Index	0.8603% representing 1 month LIBOR rate + spread	BNP Paribas	11/17/2021	95,000	180,434,939	77,558,019
Total return of Russell 1000® Financial Services Index	0.6503% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/8/2021	441,774	1,101,688,631	92,662,359
Total return of Russell 1000® Financial Services Index	0.6061% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/9/2021	519,397	1,344,653,514	58,384,544
Total return of Russell 1000® Financial Services Index	0.5103% representing 1 month LIBOR rate + spread	Barclays	12/9/2021	560,000	1,284,849,522	232,789,248
Total return of Russell 1000® Financial Services Index	0.6103% representing 1 month LIBOR rate + spread	J.P. Morgan	12/9/2021	226,362	565,684,987	46,344,408
Total return of Russell 1000® Financial Services Index	0.8603% representing 1 month LIBOR rate + spread	BNP Paribas	12/15/2021	30,000	64,264,003	17,134,764
Total return of Russell 1000® Financial Services Index	0.8603% representing 1 month LIBOR rate + spread	BNP Paribas	1/19/2022	15,000	34,686,383	5,905,079
Total return of Russell 1000® Financial Services Index	0.8603% representing 1 month LIBOR rate + spread	BNP Paribas	2/16/2022	60,000	136,614,377	25,750,291
Total return of Russell 1000® Financial Services Index	0.8603% representing 1 month LIBOR rate + spread	BNP Paribas	3/16/2022	65,000	163,290,222	12,379,268
Total return of Russell 1000® Financial Services Index	0.8603% representing 1 month LIBOR rate + spread	BNP Paribas	4/20/2022	30,000	77,714,777	3,259,856
					$6,416,017,262	$725,968,331

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Financial Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
SHORT TERM INVESTMENTS - 59.5%
Money Market Funds - 59.5%
25,710,968	Dreyfus Government Cash Management Institutional Shares, 0.03% (a)	$25,710,968
44,839,970	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (a)	44,839,970
	TOTAL SHORT TERM INVESTMENTS (Cost $70,550,938) (b)	$70,550,938
	TOTAL INVESTMENTS (Cost $70,550,938) - 59.5%	$70,550,938
	Other Assets in Excess of Liabilities - 40.5%	48,049,634
	TOTAL NET ASSETS - 100.0%	$118,600,572

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2021.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $70,550,938.

Short Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
0.3603% representing 1 month LIBOR rate + spread	Total return of Russell 1000® Financial Services Index	UBS Securities LLC	12/9/2021	52,292	$137,507,157	$(3,707,982)
0.4061% representing 1 month LIBOR rate + spread	Total return of Russell 1000® Financial Services Index	Bank of America Merrill Lynch	12/9/2021	2,382	6,165,383	(266,131)
0.3633% representing 1 month LIBOR rate + spread	Total return of Russell 1000® Financial Services Index	J.P. Morgan	12/15/2021	77,169	206,869,331	(1,486,477)
					$350,541,871	$(5,460,590)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Healthcare Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
COMMON STOCKS - 57.0%
Ambulatory Health Care Services - 0.9%
1,438	DaVita, Inc. (a)	$167,570
1,945	Laboratory Corp. of America Holdings (a)	517,117
2,659	Quest Diagnostics, Inc.	350,669
24,046	Viatris, Inc. (a)	319,812
		1,355,168
Chemical Manufacturing - 26.2%
35,291	Abbott Laboratories	4,237,743
35,178	AbbVie, Inc.	3,922,347
4,379	Alexion Pharmaceuticals, Inc. (a)	738,650
11,506	Amgen, Inc.	2,757,298
3,034	Biogen, Inc. (a)	811,079
44,631	Bristol-Myers Squibb Co.	2,785,867
3,392	Catalent, Inc. (a)	381,498
15,847	Eli Lilly and Company	2,896,356
25,032	Gilead Sciences, Inc.	1,588,781
3,721	Incyte Corp. (a)	317,699
52,365	Johnson & Johnson	8,521,357
50,406	Merck & Co., Inc.	3,755,247
2,652	Perrigo Co. PLC ADR (Ireland)	110,403
111,110	Pfizer, Inc.	4,294,401
2,097	Regeneron Pharmaceuticals, Inc. (a)	1,009,286
5,178	Vertex Pharmaceuticals, Inc. (a)	1,129,840
1,476	West Pharmaceutical Services, Inc.	484,896
9,465	Zoetis, Inc.	1,637,729
		41,380,477
Computer and Electronic Product Manufacturing - 7.0%
6,069	Agilent Technologies, Inc.	811,061
429	Bio-Rad Laboratories, Inc. (a)	270,326
12,626	Danaher Corp.	3,206,247
5,133	Hologic, Inc. (a)	336,468
1,702	IDEXX Laboratories, Inc. (a)	934,381
2,906	Illumina, Inc. (a)	1,141,593
2,232	PerkinElmer, Inc.	289,334
7,845	Thermo Fisher Scientific, Inc.	3,688,954
1,238	Waters Corp. (a)	371,239
		11,049,603
Health and Personal Care Stores - 1.3%
26,123	CVS Health Corp.	1,995,797
Hospitals - 0.8%
5,282	HCA Healthcare, Inc.	1,061,999
1,551	Universal Health Services, Inc. Class B	230,184
		1,292,183
Insurance Carriers and Related Activities - 8.2%
4,878	Anthem, Inc.	1,850,664
11,585	Centene Corp. (a)	715,258
7,009	Cigna Corp.	1,745,311
2,567	Humana, Inc.	1,142,931
18,832	UnitedHealth Group, Inc.	7,510,202
		12,964,366
Shares		Fair Value
Machinery Manufacturing - 0.4%
467	Mettler-Toledo International, Inc. (a)	$613,320
Merchant Wholesalers, Durable Goods - 0.1%
2,839	Henry Schein, Inc. (a)	205,828
Merchant Wholesalers, Nondurable Goods - 0.8%
2,936	AmerisourceBergen Corp.	354,669
5,851	Cardinal Health, Inc.	353,049
3,167	McKesson Corp.	594,003
		1,301,721
Miscellaneous Manufacturing - 10.5%
901	Abiomed, Inc. (a)	288,978
1,435	Align Technology, Inc. (a)	854,585
10,062	Baxter International, Inc.	862,213
5,788	Becton, Dickinson & Co.	1,440,112
28,231	Boston Scientific Corp. (a)	1,230,872
4,363	Dentsply Sirona, Inc.	294,546
1,916	DexCom, Inc. (a)	739,768
12,441	Edwards Lifesciences Corp. (a)	1,188,364
2,345	Intuitive Surgical, Inc. (a)	2,028,425
26,855	Medtronic PLC ADR (Ireland)	3,515,857
2,899	ResMed, Inc.	544,925
1,700	STERIS PLC (Ireland)	358,734
6,520	Stryker Corp.	1,712,348
930	Teleflex, Inc.	392,906
979	The Cooper Companies, Inc.	402,261
4,140	Zimmer Biomet Holdings, Inc.	733,442
		16,588,336
Professional, Scientific, and Technical Services - 0.8%
6,101	Cerner Corp.	457,880
3,810	IQVIA Holdings, Inc. (a)	894,169
		1,352,049
	TOTAL COMMON STOCKS (Cost $81,587,951)	$90,098,848
SHORT TERM INVESTMENTS - 28.4%
Money Market Funds - 28.4%
22,419,621	Dreyfus Government Cash Management Institutional Shares, 0.03% (b)	$22,419,621
15,430,000	Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (b)	15,430,000
7,086,331	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (b)	7,086,331
	TOTAL SHORT TERM INVESTMENTS (Cost $44,935,952)	$44,935,952
	TOTAL INVESTMENTS (Cost $126,523,903) - 85.4% (c)	$135,034,800
	Other Assets in Excess of Liabilities - 14.6%	23,164,224
	TOTAL NET ASSETS - 100.0%	$158,199,024

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Healthcare Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2021

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2021.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $90,963,439.

ADR - American Depository Receipt

Long Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Health Care Select Sector Index	0.6603% representing 1 month LIBOR rate + spread	Barclays	12/9/2021	65,000	$77,129,368	$2,533,233
Total return of Health Care Select Sector Index	0.5061% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/9/2021	80,326	95,653,037	2,961,384
Total return of Health Care Select Sector Index	0.6103% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2021	110,244	124,900,384	10,680,926
Total return of Health Care Select Sector Index	0.5603% representing 1 month LIBOR rate + spread	J.P. Morgan	12/9/2021	58,277	70,093,469	1,334,708
					$367,776,258	$17,510,251

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Homebuilders & Supplies Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
COMMON STOCKS - 69.3%
Building Material and Garden Equipment and Supplies Dealers - 6.5%
77,028	Lowe's Companies, Inc.	$15,116,745
48,741	The Home Depot, Inc.	15,775,999
		30,892,744
Construction of Buildings - 40.3%
43,461	Beazer Homes USA, Inc. (a)	969,615
42,470	Century Communities, Inc. (a)	3,140,232
484,438	D.R. Horton, Inc.	47,615,411
70,447	Green Brick Partners , Inc. (a)	1,818,237
130,218	KB Home	6,280,414
22,578	Lennar Corp.	1,819,110
401,778	Lennar Corp. Class A	41,624,201
32,181	LGI Homes, Inc. (a)	5,334,966
81,008	M.D.C Holdings, Inc.	4,751,929
42,610	M/I Homes, Inc. (a)	2,970,769
54,905	Meritage Homes Corp. (a)	5,841,343
5,064	NVR, Inc. (a)	25,411,658
389,188	PulteGroup, Inc.	23,008,795
188,565	Taylor Morrison Home Corp. (a)	5,885,114
163,994	Toll Brothers, Inc.	10,282,424
174,481	TRI Pointe Group, Inc. (a)	4,156,137
		190,910,355
Fabricated Metal Product Manufacturing - 0.6%
26,218	PGT Innovations, Inc. (a)	690,320
19,118	Simpson Manufacturing Company, Inc.	2,154,599
		2,844,919
Furniture and Home Furnishings Stores - 1.1%
9,662	Ethan Allen Interiors, Inc.	277,396
46,062	Floor & Decor Holdings, Inc. (a)	5,109,197
		5,386,593
Furniture and Related Product Manufacturing - 0.2%
7,499	American Woodmark Corp. (a)	745,850
Management of Companies and Enterprises - 0.6%
55,306	AZEK Company, Inc. (a)	2,670,174
Merchant Wholesalers, Durable Goods - 6.4%
24,191	Beacon Roofing Supply, Inc. (a)	1,362,679
91,085	Builders FirstSource, Inc. (a)	4,433,107
61,185	Fortune Brands Home & Security, Inc.	6,423,201
58,677	Leggett & Platt, Inc.	2,914,487
15,151	Lennox International, Inc.	5,080,736
12,757	Lumber Liquidators Holdings, Inc. (a)	305,785
26,028	Mohawk Industries, Inc. (a)	5,348,754
14,501	Watsco, Inc.	4,246,763
		30,115,512
Merchant Wholesalers, Nondurable Goods - 3.2%
55,130	The Sherwin Williams Co.	15,098,453
Miscellaneous Store Retailers - 0.6%
12,513	Cavco Industries, Inc. (a)	2,620,598
Shares		Fair Value
Nonmetallic Mineral Product Manufacturing - 1.6%
18,508	Eagle Materials, Inc. (a)	$2,556,695
46,294	Owens Corning	4,481,722
14,843	Quanex Building Products Corp.	405,066
		7,443,483
Specialty Trade Contractors - 3.2%
32,951	Installed Building Products, Inc.	4,436,852
48,329	TopBuild Corp. (a)	10,747,403
		15,184,255
Wood Product Manufacturing - 5.0%
33,106	JELD-WEN Holding, Inc. (a)	965,702
46,994	Louisiana-Pacific Corp.	3,095,965
113,459	Masco Corp.	7,247,761
10,783	Masonite International Corp. ADR (a)	1,361,785
76,271	Skyline Champion Corp. (a)	3,388,721
51,093	Trex Company, Inc. (a)	5,517,533
27,007	UFP Industries, Inc.	2,269,667
		23,847,134
	TOTAL COMMON STOCKS (Cost $286,552,178)	$327,760,070
SHORT TERM INVESTMENTS - 31.1%
Money Market Funds - 31.1%
100,224,192	Dreyfus Government Cash Management Institutional Shares, 0.03% (b)	$100,224,192
9,115,127	Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (b)	9,115,127
37,394,964	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (b)	37,394,964
	TOTAL SHORT TERM INVESTMENTS (Cost $146,734,283)	$146,734,283
	TOTAL INVESTMENTS (Cost $433,286,461) - 100.4% (c)	$474,494,353
	Liabilities in Excess of Other Assets - (0.4)%	(1,960,913)
	TOTAL NET ASSETS - 100.0%	$472,533,440

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2021.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $332,970,324.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Homebuilders & Supplies Bull 3X Shares

Long Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Dow Jones U.S. Select Home Construction Index	0.4603% representing 1 month LIBOR rate + spread	Barclays	11/26/2021	20,694	$206,012,565	$65,229,461
Total return of Dow Jones U.S. Select Home Construction Index	0.5603% representing 1 month LIBOR rate + spread	J.P. Morgan	12/8/2021	11,281	136,898,881	10,787,473
Total return of Dow Jones U.S. Select Home Construction Index	0.3061% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/9/2021	18,746	241,494,449	3,805,471
Total return of Dow Jones U.S. Select Home Construction Index	0.5603% representing 1 month LIBOR rate + spread	Citibank N.A.	12/13/2021	17,069	190,414,555	33,048,219
Total return of Dow Jones U.S. Select Home Construction Index	0.6603% representing 1 month LIBOR rate + spread	BNP Paribas	8/17/2022	8,964	95,532,870	21,848,560
Total return of Dow Jones U.S. Select Home Construction Index	0.6603% representing 1 month LIBOR rate + spread	BNP Paribas	9/21/2022	1,374	14,991,044	2,994,068
Total return of Dow Jones U.S. Select Home Construction Index	0.6603% representing 1 month LIBOR rate + spread	BNP Paribas	10/19/2022	5,157	65,569,931	1,926,763
					$950,914,295	$139,640,015

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Industrials Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
COMMON STOCKS - 67.1%
Administrative and Support Services - 3.3%
1,871	Allegion PLC ADR (Ireland)	$251,425
2,513	Equifax, Inc.	576,055
7,683	IHS Markit Ltd. ADR (United Kingdom)	826,537
2,332	Robert Half International, Inc.	204,307
4,568	Rollins, Inc.	170,295
8,027	Waste Management, Inc.	1,107,485
		3,136,104
Air Transportation - 2.3%
2,561	Alaska Air Group, Inc. (a)	177,068
13,189	American Airlines Group, Inc. (a)	286,465
13,157	Delta Air Lines, Inc. (a)	617,326
12,179	Southwest Airlines Co. (a)	764,598
6,566	United Continental Holdings, Inc. (a)	357,190
		2,202,647
Computer and Electronic Product Manufacturing - 7.8%
4,755	AMETEK, Inc.	641,592
6,970	Fortive Corp.	493,615
4,237	L3 Harris Technologies, Inc.	886,508
3,195	Northrop Grumman Corp.	1,132,436
8,405	Otis Worldwide Corp.	654,497
31,323	Raytheon Technologies Corp.	2,607,327
2,164	Roper Technologies, Inc.	966,096
		7,382,071
Couriers and Messengers - 4.7%
5,028	FedEx Corp.	1,459,679
14,831	United Parcel Service, Inc. Class B	3,023,447
		4,483,126
Electrical Equipment, Appliance, and Component Manufacturing - 3.7%
2,788	A.O. Smith Corp.	188,887
8,206	Eaton Corp PLC ADR (Ireland)	1,172,884
12,369	Emerson Electric Co.	1,119,271
1,295	Generac Holdings, Inc. (a)	419,515
2,394	Rockwell Automation, Inc.	632,638
		3,533,195
Fabricated Metal Product Manufacturing - 1.0%
3,422	Pentair PLC ADR (Ireland)	220,753
3,316	Stanley Black & Decker, Inc.	685,650
		906,403
Heavy & Civil Engineering Construction - 1.0%
14,850	Johnson Controls International PLC ADR (Ireland)	925,749
Machinery Manufacturing - 12.5%
16,847	Carrier Global Corp.	734,192
11,242	Caterpillar, Inc.	2,564,413
3,052	Cummins, Inc.	769,226
6,464	Deere & Co.	2,397,174
180,754	General Electric Co.	2,371,493
1,566	IDEX Corp.	351,097
7,682	Ingersoll Rand, Inc. (a)	379,568
2,661	Parker Hannifin Corp.	835,048
Shares		Fair Value
Machinery Manufacturing (continued)
1,117	Snap-on, Inc.	$265,399
4,917	Trane Technologies PLC ADR (Ireland)	854,722
3,718	Xylem, Inc.	411,397
		11,933,729
Merchant Wholesalers, Durable Goods - 5.1%
4,288	Copart, Inc. (a)	533,899
11,838	Fastenal Co.	618,891
2,859	Fortune Brands Home & Security, Inc.	300,138
14,337	Honeywell International, Inc.	3,197,724
828	Huntington Ingalls Industries, Inc.	175,801
		4,826,453
Merchant Wholesalers, Nondurable Goods - 1.4%
5,940	Illinois Tool Works, Inc.	1,368,932
Miscellaneous Manufacturing - 3.3%
11,940	3M Co.	2,353,852
2,964	Dover Corp.	442,199
4,677	Textron, Inc.	300,450
		3,096,501
National Security and International Affairs - 0.3%
2,751	Leidos Holdings, Inc.	278,621
Nonstore Retailers - 0.4%
910	W.W. Grainger, Inc.	394,521
Personal and Laundry Services - 0.7%
1,818	Cintas Corp.	627,465
Primary Metal Manufacturing - 0.3%
8,044	Howmet Aerospace, Inc. (a)	257,086
Professional, Scientific, and Technical Services - 1.6%
2,682	Jacobs Engineering Group, Inc.	358,342
7,377	Nielsen Holdings PLC ADR	189,220
761	Teledyne Technologies, Inc. (a)	340,738
3,353	Verisk Analytics, Inc. Class A	631,035
		1,519,335
Rail Transportation - 7.0%
15,718	CSX Corp.	1,583,588
1,872	Kansas City Southern Railway Co.	547,017
5,192	Norfolk Southern Corp.	1,449,814
13,807	Union Pacific Corp.	3,066,397
		6,646,816
Rental and Leasing Services - 0.5%
1,490	United Rentals, Inc. (a)	476,726
Specialty Trade Contractors - 0.3%
2,851	Quanta Services, Inc.	275,521
Support Activities for Transportation - 1.0%
2,758	C.H. Robinson Worldwide, Inc.	267,747
3,493	Expeditors International of Washington, Inc.	383,741
1,723	J.B. Hunt Transport Services, Inc.	294,133
		945,621

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Industrials Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2021

Shares		Fair Value
Transportation Equipment Manufacturing - 7.5%
11,311	Boeing Co. (a)	$2,650,280
4,781	General Dynamics Corp.	909,490
5,081	Lockheed Martin Corp.	1,933,625
7,153	Paccar, Inc.	642,912
1,127	TransDigm Group, Inc. (a)	691,685
3,660	Wabtec Corp.	300,376
		7,128,368
Truck Transportation - 0.5%
1,976	Old Dominion Freight Line, Inc.	509,433
Waste Management and Remediation Services - 0.5%
4,337	Republic Services, Inc.	461,023
Wood Product Manufacturing - 0.4%
5,301	Masco Corp.	338,627
	TOTAL COMMON STOCKS (Cost $58,634,717)	$63,654,073
SHORT TERM INVESTMENTS - 34.2%
Money Market Funds - 34.2%
15,845,862	Dreyfus Government Cash Management Institutional Shares, 0.03% (b)	$15,845,862
2,390,000	Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (b)	2,390,000
Shares		Fair Value
Money Market Funds (continued)
14,208,639	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (b)	$14,208,639
	TOTAL SHORT TERM INVESTMENTS (Cost $32,444,501)	$32,444,501
	TOTAL INVESTMENTS (Cost $91,079,218) - 101.3% (c)	$96,098,574
	Liabilities in Excess of Other Assets - (1.3)%	(1,197,176)
	TOTAL NET ASSETS - 100.0%	$94,901,398

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2021.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $56,701,354.

Long Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Industrials Select Sector Index	0.7603% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/7/2021	43,224	$41,135,411	$3,244,099
Total return of Industrials Select Sector Index	0.6103% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2021	68,815	68,539,926	2,114,205
Total return of Industrials Select Sector Index	0.4103% representing 1 month LIBOR rate + spread	Barclays	12/10/2021	37,032	32,954,441	5,168,108
Total return of Industrials Select Sector Index	0.7103% representing 1 month LIBOR rate + spread	Citibank N.A.	12/13/2021	66,245	64,160,493	3,892,615
					$206,790,271	$14,419,027

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily MSCI Real Estate Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
COMMON STOCKS - 70.1%
Accommodation - 1.3%
3,325	Chatham Lodging Trust (a)	$46,118
49,865	Host Hotels & Resorts, Inc. (a)	905,548
16,660	Park Hotels & Resorts, Inc. (a)	371,685
11,659	Service Property Trust	143,580
7,476	Summit Hotel Properties, Inc. (a)	76,031
15,249	Sunstone Hotel Investors, Inc. (a)	200,677
8,038	Xenia Hotels & Resorts, Inc. (a)	156,178
		1,899,817
Administrative and Support Services - 0.7%
34,055	Colony Capital, Inc. (a)	238,385
20,376	Iron Mountain, Inc.	817,485
		1,055,870
Data Processing, Hosting and Related Services - 0.4%
8,511	CyrusOne, Inc.	619,856
Forestry and Logging - 0.3%
9,647	Rayonier, Inc.	349,993
Funds, Trusts, and Other Financial Vehicles - 2.3%
6,091	Acadia Realty Trust	127,241
3,911	Agree Realty Corp.	275,178
14,105	Diamondrock Hospitality Co. (a)	146,974
2,795	EastGroup Properties, Inc.	443,455
9,125	First Industrial Realty Trust, Inc.	454,151
7,594	Franklin Street Properties Corp.	40,096
2,580	Getty Realty Corp.	81,476
2,419	Gladstone Commercial Corp.	50,896
19,573	Lexington Realty Trust	239,573
6,582	Monmouth Real Estate Investment Corp. Class A	121,635
3,164	National Health Investors, Inc.	232,269
1,164	One Liberty Properties, Inc.	28,949
1,453	PS Business Parks, Inc.	235,924
991	Saul Centers, Inc.	42,791
10,931	SITE Centers Corp.	161,232
7,688	Spirit Realty Capital, Inc.	365,488
6,599	Tanger Factory Outlet Centers, Inc. (b)	115,153
2,653	UMH Properties, Inc.	57,119
929	Universal Health Realty Income Trust	62,197
2,121	Urstadt Biddle Properties, Inc. Class A	38,539
		3,320,336
Heavy and Civil Engineering Construction - 0.1%
2,288	St. Joe Co.	104,768
Paper Manufacturing - 0.2%
4,733	PotlatchDeltic Corp.	280,951
Professional, Scientific, and Technical Services - 1.6%
9,137	Extra Space Storage, Inc.	1,358,581
6,112	Lamar Advertising Co.	605,332
10,217	Outfront Media, Inc. (a)	248,988
		2,212,901
Real Estate - 58.3%
4,864	Alexander & Baldwin, Inc.	89,157
163	Alexander's, Inc.	45,190
9,537	Alexandria Real Estate Equities, Inc.	1,727,151
Shares		Fair Value
Real Estate (continued)
387	Altisource Portfolio Solutions S.A. (Luxembourg) ADR (a)	$2,438
3,621	American Assets Trust, Inc.	126,916
9,736	American Campus Communities, Inc.	440,164
20,079	American Homes 4 Rent	743,726
31,402	American Tower Corp.	8,000,287
14,484	Americold Realty Trust	585,009
10,524	Apartment Income REIT Corp.	475,159
10,524	Apartment Investment and Management Co.	73,037
15,000	Apple Hospitality REIT, Inc.	237,900
4,090	Armada Hoffler Properties, Inc.	55,747
9,873	AvalonBay Communities, Inc.	1,895,616
10,457	Boston Properties, Inc.	1,143,473
12,057	Brandywine Realty Trust	163,131
20,963	Brixmor Property Group, Inc.	468,313
6,891	Camden Property Trust	830,228
6,775	CareTrust REIT, Inc.	163,819
3,450	CatchMark Timber Trust, Inc.	40,123
23,721	CBRE Group, Inc. Class A (a)	2,021,029
920	Centerspace	64,759
3,067	City Office REIT, Inc.	33,522
8,093	Columbia Property Trust, Inc.	145,755
1,571	Community Healthcare Trust, Inc.	79,995
2,881	CorePoint Lodging, Inc. (a)	28,781
3,021	CoreSite Realty Corp.	367,021
7,936	Corporate Office Properties Trust	222,525
10,503	Cousins Properties, Inc.	385,145
30,495	Crown Castle International Corp.	5,765,385
13,807	CubeSmart	584,588
7,840	Cushman & Wakefield PLC ADR (United Kingdom) (a)	133,280
19,804	Digital Realty Trust, Inc.	3,055,955
16,840	Diversified Healthcare Trust	74,349
12,400	Douglas Emmett, Inc.	415,896
26,301	Duke Realty Corp.	1,223,522
5,742	Easterly Government Properties, Inc.	123,051
10,268	Empire State Realty Trust, Inc.	116,952
5,276	EPR Properties (a)	251,718
8,590	Equity Commonwealth	247,392
12,242	Equity Lifestyle Properties, Inc.	849,595
26,325	Equity Residential	1,954,105
7,403	Essential Properties Realty Trust, Inc.	193,885
4,614	Essex Property Trust, Inc.	1,340,459
3,957	eXp World Holdings, Inc. (a)(b)	135,962
5,087	Federal Realty Investment Trust	574,017
3,666	Five Point Holdings, LLC (a)	26,322
1,186	Forestar Group, Inc. (a)	30,053
5,197	Four Corners Property Trust, Inc.	150,037
435	FRP Holdings, Inc. (a)	22,081
15,438	Gaming & Leisure Properties, Inc.	717,713
4,007	Global Medical REIT, Inc.	57,540
6,328	Global Net Lease, Inc.	121,498
9,624	Healthcare Realty Trust, Inc.	309,508
15,456	Healthcare Trust of America, Inc. Class A	453,943
38,057	Healthpeak Properties, Inc.	1,306,877

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily MSCI Real Estate Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2021

Shares		Fair Value
Real Estate (continued)
2,476	Hersha Hospitality Trust (a)	$28,623
7,347	Highwoods Properties, Inc.	329,072
2,911	Howard Hughes Corp. (a)	314,213
10,759	Hudson Pacific Properties, Inc.	302,435
6,700	Independence Realty Trust, Inc.	112,828
4,619	Industrial Logistics Properties Trust	114,551
1,568	Innovative Industrial Properties, Inc.	287,148
39,626	Invitation Homes, Inc.	1,389,288
5,231	iStar, Inc. (b)	96,826
8,434	JBG SMITH Properties	275,033
3,624	Jones Lang LaSalle, Inc. (a)	680,986
9,018	Kennedy-Wilson Holdings, Inc.	185,320
7,327	Kilroy Realty Corp.	502,193
30,574	Kimco Realty Corp.	642,054
5,952	Kite Realty Group Trust	123,861
5,152	Life Storage, Inc.	494,901
2,777	LTC Properties, Inc. (b)	118,106
7,924	Macerich Co. (b)	109,272
6,413	Mack-Cali Realty Corp.	104,917
1,671	Marcus & Millichap, Inc. (a)	59,020
40,539	Medical Properties Trust, Inc.	893,885
10,639	MGM Growth Properties LLC	383,217
8,087	Mid-America Apartment Communities, Inc.	1,272,328
12,285	National Retail Properties, Inc.	570,270
4,893	National Storage Affiliates Trust	222,338
5,866	New Senior Investment Group, Inc.	38,833
10,688	Newmark Group, Inc.	114,896
1,392	NexPoint Residential Trust, Inc.	69,823
3,424	Office Properties Income Trust	95,016
16,058	Omega Healthcare Investors, Inc.	610,204
12,447	Paramount Group, Inc.	132,063
9,265	Pebblebrook Hotel Trust	221,248
14,718	Physicians Realty Trust	275,668
8,908	Piedmont Office Realty Trust, Inc. Class A	165,867
3,533	Preferred Apartment Communities, Inc.	36,037
52,260	Prologis, Inc.	6,089,858
11,123	Public Storage	3,127,343
4,545	QTS Realty Trust, Inc. Class A	302,197
8,160	Realogy Holdings Corp. (a)	141,005
24,818	Realty Income Corp.	1,716,165
6,879	Redfin Corp. (a)	486,896
11,999	Regency Centers Corp.	763,856
8,344	Retail Opportunity Investments Corp.	146,854
15,146	Retail Properties of America, Inc. Class A	177,663
1,188	Retail Value, Inc.	22,132
8,750	Rexford Industrial Realty, Inc.	486,062
11,671	RLJ Lodging Trust	188,370
5,727	RPT Realty	72,790
3,693	Ryman Hospitality Properties, Inc. (a)	290,455
14,632	Sabra Health Care REIT, Inc.	265,863
Shares		Fair Value
Real Estate (continued)
940	Safehold, Inc.	$66,467
2,599	Seritage Growth Properties (a)	44,703
23,203	Simon Property Group, Inc.	2,824,733
5,145	SL Green Realty Corp.	380,781
10,547	Stag Industrial, Inc.	385,071
17,640	Store Capital Corp.	631,336
7,608	Sun Communities, Inc.	1,269,243
1,574	Tejon Ranch Co. (a)	24,901
4,839	Terreno Realty Corp.	312,212
8,577	The GEO Group, Inc. (b)	47,259
1,082	The RMR Group LLC	42,826
20,824	UDR, Inc.	967,275
16,457	Uniti Group, Inc.	187,610
8,246	Urban Edge Properties	155,437
26,482	Ventas, Inc.	1,468,692
15,435	VEREIT, Inc.	738,410
37,940	VICI Properties, Inc.	1,202,698
11,488	Vornado Realty Trust	525,576
1,468	Washington Prime Group, Inc. (a)(b)	3,611
5,826	WashREIT	135,280
8,605	Weingarten Realty Investors	278,286
29,499	Welltower, Inc.	2,213,310
52,782	Weyerhaeuser Co.	2,046,358
2,699	Whitestone REIT	26,369
12,402	WP Carey, Inc.	928,786
		83,447,878
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 0.1%
7,701	American Finance Trust, Inc.	77,087
1,315	RE/MAX Holdings, Inc.	48,300
		125,387
Telecommunications - 4.8%
6,300	Equinix, Inc.	4,540,788
7,857	SBA Communications Corp.	2,354,900
		6,895,688
	TOTAL COMMON STOCKS (Cost $88,493,719)	$100,313,445
SHORT TERM INVESTMENTS - 29.1%
Money Market Funds - 29.1%
33,920,535	Dreyfus Government Cash Management Institutional Shares, 0.03% (c)(d)	$33,920,535
7,680,017	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (c)	7,680,017
	TOTAL SHORT TERM INVESTMENTS (Cost $41,600,552)	$41,600,552
	TOTAL INVESTMENTS (Cost $130,094,271) - 99.2% (e)	$141,913,997
	Other Assets in Excess of Liabilities - 0.8%	1,192,199
	TOTAL NET ASSETS - 100.0%	$143,106,196

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily MSCI Real Estate Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2021

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2021.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $81,697,875.

ADR - American Depository Receipt

Long Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of MSCI US IMI Real Estate 25/50 Index	0.8003% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/7/2021	66,263	$73,927,726	$6,305,816
Total return of MSCI US IMI Real Estate 25/50 Index	0.4061% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/9/2021	58,763	60,540,907	11,078,659
Total return of MSCI US IMI Real Estate 25/50 Index	0.6103% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2021	81,878	94,744,445	4,176,122
Total return of MSCI US IMI Real Estate 25/50 Index	0.3603% representing 1 month LIBOR rate + spread	JP Morgan	12/9/2021	65,765	71,063,233	8,637,477
					$300,276,311	$30,198,074

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily MSCI Real Estate Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
SHORT TERM INVESTMENTS - 98.5%
Money Market Funds - 98.5%
12,950,764	Dreyfus Government Cash Management Institutional Shares, 0.03% (a)	$12,950,764
1,685,120	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (a)	1,685,120
	TOTAL SHORT TERM INVESTMENTS (Cost $14,635,884) (b)	$14,635,884
	TOTAL INVESTMENTS (Cost $14,635,884) - 98.5%	$14,635,884
	Other Assets in Excess of Liabilities - 1.5%	220,766
	TOTAL NET ASSETS - 100.0%	$14,856,650

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2021.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $14,635,884.

Short Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received/ (Paid) at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
0.4403% representing 1 month LIBOR rate + spread	Total return of MSCI US IMI Real Estate 25/50 Index	Credit Suisse Capital LLC	12/7/2021	4,037	$4,454,132	$(431,811)
0.4103% representing 1 month LIBOR rate + spread	Total return of MSCI US IMI Real Estate 25/50 Index	UBS Securities LLC	12/9/2021	6,724	7,901,936	(213,227)
0.2061% representing 1 month LIBOR rate + spread	Total return of MSCI US IMI Real Estate 25/50 Index	Bank of America Merrill Lynch	12/9/2021	25,611	26,337,259	(4,872,907)
(0.1398)% representing 1 month LIBOR rate + spread	Total return of MSCI US IMI Real Estate 25/50 Index	J.P. Morgan	12/16/2021	566	682,947	9,142
					$39,376,274	$(5,508,803)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Pharmaceutical & Medical Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
COMMON STOCKS - 73.4%
Administrative and Support Services - 3.0%
9,675	Royalty Pharma PLC ADR (United Kingdom)	$425,700
Ambulatory Health Care Services - 4.6%
3,872	Axsome Therapeutics, Inc. (a)	234,101
31,615	Viatris, Inc. (a)	420,480
		654,581
Chemical Manufacturing - 56.2%
4,446	Aclaris Therapeutics, Inc. (a)	106,037
4,076	Aerie Pharmaceuticals, Inc. (a)	69,822
1,840	Amphastar Pharmaceuticals, Inc. (a)	32,016
10,979	BioDelivery Sciences International, Inc. (a)	37,987
7,486	Bristol-Myers Squibb Co.	467,276
4,612	Cara Therapeutics, Inc. (a)	59,725
4,836	Cassava Sciences, Inc. (a)	226,325
4,293	Catalent, Inc. (a)	482,834
3,426	Collegium Pharmaceutical, Inc. (a)	76,400
7,298	Corcept Therapeutics, Inc. (a)	166,321
4,691	CorMedix, Inc. (a)	40,530
10,602	DURECT Corp. (a)	20,144
13,247	Elanco Animal Health, Inc. (a)	420,062
2,181	Eli Lilly and Company	398,621
4,946	Horizon Therapeutics PLC ADR (Ireland) (a)	467,991
6,218	Innoviva, Inc. (a)	71,196
6,986	Intra-Cellular Therapies, Inc. (a)	240,528
2,709	Jazz Pharmaceuticals PLC ADR (Ireland) (a)	445,360
2,845	Johnson & Johnson	462,967
3,348	Marinus Pharmaceuticals, Inc. (a)	49,249
6,085	Merck & Co., Inc.	453,333
10,785	Nektar Therapeutics (a)	211,494
2,446	NGM Biopharmaceuticals, Inc. (a)	67,265
4,539	Odonate Therapeutics, Inc. (a)	15,206
5,388	Pacira Pharmaceuticals, Inc. (a)	340,414
11,065	Perrigo Co. PLC ADR (Ireland)	460,636
12,994	Pfizer, Inc.	502,218
1,106	Phathom Pharmaceuticals, Inc. (a)	42,603
3,479	Prestige Consumer Healthcare, Inc. (a)	151,545
9,167	Provention Bio, Inc. (a)	65,911
708	Relmada Therapeutics, Inc. (a)	27,300
4,785	Revance Therapeutics, Inc. (a)	139,339
5,810	Supernus Pharmaceuticals, Inc. (a)	176,914
81,717	TherapeuticsMD, Inc. (a)	98,878
3,076	Theravance Biopharma, Inc. ADR (a)	60,720
2,976	Zoetis, Inc.	514,937
10,541	Zogenix, Inc. (a)	199,120
198,251	Zomedica Corp. ADR (Canada) (a)	210,146
		8,079,370
Shares		Fair Value
Computer and Electronic Product Manufacturing - 1.3%
10,037	Ocular Therapeutix, Inc. (a)	$184,480
Merchant Wholesalers, Nondurable Goods - 2.4%
10,818	Amneal Pharmaceuticals, Inc. (a)	59,607
2,018	Atea Pharmaceuticals, Inc. (a)	49,865
36,558	Endo International PLC ADR (Ireland) (a)	209,477
1,194	Phibro Animal Health Corp.	29,277
		348,226
Professional, Scientific, and Technical Services - 5.9%
5,906	Arvinas, Inc. (a)	407,160
7,618	Omeros Corp. (a)	134,534
2,976	Reata Pharmaceuticals, Inc. (a)	301,766
		843,460
	TOTAL COMMON STOCKS (Cost $10,786,175)	$10,535,817
SHORT TERM INVESTMENTS - 15.3%
Money Market Funds - 15.3%
820,311	Dreyfus Government Cash Management Institutional Shares, 0.03% (b)	$820,311
1,382,086	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (b)	1,382,086
	TOTAL SHORT TERM INVESTMENTS (Cost $2,202,397)	$2,202,397
	TOTAL INVESTMENTS (Cost $12,988,572) - 88.7% (c)	$12,738,214
	Other Assets in Excess of Liabilities - 11.3%	1,626,746
	TOTAL NET ASSETS - 100.0%	$14,364,960

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2021.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $10,529,023.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Pharmaceutical & Medical Bull 3X Shares

Long Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of S&P Pharmaceuticals Select Industry Index	0.6103% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2021	1,113	$6,264,954	$39,944
Total return of S&P Pharmaceuticals Select Industry Index	0.3603% representing 1 month LIBOR rate + spread	J.P. Morgan	12/9/2021	4,102	22,844,171	396,158
Total return of S&P Pharmaceuticals Select Industry Index	0.4603% representing 1 month LIBOR rate + spread	Citibank N.A.	12/13/2021	532	3,067,537	(53,502)
					$32,176,662	$382,600

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Regional Banks Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
COMMON STOCKS - 72.1%
Credit Intermediation and Related Activities - 67.2%
8,494	1st Source Corp.	$404,229
10,112	Allegiance Bancshares, Inc.	400,435
51,144	Ameris Bancorp	2,766,379
151,888	Associated Banc-Corp	3,324,828
31,977	Atlantic Union Bankshares Corp.	1,236,551
11,281	BancFirst Corp.	784,142
52,689	BancorpSouth Bank	1,559,068
32,956	Bank of Hawaii Corp.	2,995,371
97,567	Bank OZK	3,999,271
67,397	BankUnited, Inc.	3,141,374
23,460	Banner Corp.	1,333,466
45,483	Berkshire Hills Bancorp, Inc.	1,009,268
1,260	BM Technologies, Inc. (a)	12,361
27,871	BOK Financial Corp.	2,450,976
132,985	Boston Private Financial Holdings, Inc.	1,957,539
46,065	Brookline Bancorp, Inc.	741,646
168,958	Cadence Bancorporation	3,759,315
5,134	Camden National Corp.	244,994
47,505	Cathay General Bancorp	1,923,002
114,817	CIT Group, Inc.	6,118,598
164,073	Citizens Financial Group, Inc.	7,593,298
7,125	City Holding Co.	551,475
43,176	Columbia Banking System, Inc.	1,879,451
104,951	Comerica, Inc.	7,888,117
59,503	Commerce Bancshares, Inc.	4,629,928
33,932	Community Bank System, Inc.	2,634,141
14,660	ConnectOne Bancorp, Inc.	398,019
21,901	Customers Bancorp, Inc. (a)	756,023
58,470	CVB Financial Corp.	1,240,149
16,284	Eagle Bancorp, Inc.	869,728
95,729	East West Bancorp, Inc.	7,289,763
177,243	Eastern Bankshares, Inc.	3,780,593
13,600	Enterprise Financial Services Corp.	668,168
291,419	F.N.B. Corp.	3,756,391
18,055	FB Financial Corp.	757,588
190,894	Fifth Third Bancorp	7,738,843
15,948	First Bancorp	676,195
220,652	First BanCorp ADR	2,773,596
22,096	First Busey Corp.	551,958
5,975	First Citizens BancShares, Inc. Class A	5,183,073
63,771	First Commonwealth Financial Corp.	924,042
50,760	First Financial Bancorp	1,244,128
53,167	First Financial Bankshares, Inc.	2,609,436
6,828	First Financial Corp.	302,071
88,595	First Hawaiian, Inc.	2,432,819
422,778	First Horizon National Corp.	7,732,610
89,733	First Midwest Bancorp, Inc.	1,881,701
42,845	First Republic Bank	7,850,918
18,795	Flushing Finanicial Corp.	437,360
123,631	Fulton Financial Corp.	2,107,909
38,104	Glacier Bancorp, Inc.	2,246,231
40,900	Great Western Bancorp, Inc.	1,351,745
57,378	Hancock Holding Co.	2,653,159
20,913	Hanmi Financial Corp. Class A	424,534
Shares		Fair Value
Credit Intermediation and Related Activities (continued)
26,935	HarborOne Bancorp, Inc.	$385,440
21,928	Heartland Financial USA, Inc.	1,102,321
31,583	Heritage Commerce Corp.	381,207
18,321	Heritage Financial Corp.	514,820
63,458	Hilltop Holdings, Inc.	2,233,722
85,253	Hope Bancorp, Inc.	1,279,648
446,830	Huntington Bancshares, Inc.	6,845,436
16,501	Independent Bank Corp. (Massachusetts)	1,351,432
12,317	Independent Bank Corp. (Michigan)	290,189
25,827	Independent Bank Group, Inc.	1,950,197
22,753	International Bancshares Corp.	1,078,265
309,608	Investors Bancorp, Inc.	4,532,661
350,495	KeyCorp	7,626,771
18,821	Lakeland Bancorp, Inc.	341,225
13,032	Lakeland Financial Corp.	850,077
38,037	Live Oak Bancshares, Inc.	2,432,847
47,360	M&T Bank Corp.	7,468,198
7,489	Midland States Bancorp, Inc.	211,040
19,953	NBT Bancorp, Inc.	756,019
3,552	Nicolet Bankshares, Inc. (a)	283,308
29,109	OceanFirst Financial Corp.	665,432
28,400	OFG Bancorp ADR	672,796
90,103	Old National Bancorp	1,702,947
55,934	Pacific Premier Bancorp, Inc.	2,462,774
122,371	PacWest Bancorp	5,312,125
5,868	Park National Corp.	734,028
404,447	People's United Financial, Inc.	7,332,624
49,897	Pinnacle Financial Partners, Inc.	4,372,973
41,136	PNC Financial Services Group, Inc.	7,690,375
68,500	Popular, Inc. ADR	5,066,260
9,001	Preferred Bank	589,926
58,072	Prosperity Bancshares, Inc.	4,260,162
341,357	Regions Financial Corp.	7,441,583
38,682	Renasant Corp.	1,629,673
16,546	S&T Bancorp, Inc.	545,191
19,128	Sandy Spring Bancorp, Inc.	867,646
30,978	Seacoast Banking Corp. of Florida (a)	1,126,050
30,881	Signature Bank	7,766,880
53,843	Silvergate Capital Corp. (a)	5,773,046
63,213	Simmons First National Corp.	1,801,570
14,619	Southside Bancshares, Inc.	586,953
300,042	Sterling Bancorp	7,540,055
13,601	SVB Financial Group (a)	7,777,460
111,461	Synovus Financial Corp.	5,223,062
151,047	TCF Financial Corp.	6,875,659
48,354	Texas Capital Bancshares, Inc. (a)	3,318,535
43,642	The Bancorp, Inc. (a)	969,071
4,590	Tompkins Financial Corp.	358,708
9,000	TriCo Bancshares	416,520
17,735	Triumph Bancorp, Inc. (a)	1,571,853
124,534	Truist Financial Corp.	7,386,112
28,922	Trustmark Corp.	937,362
22,578	UMB Financial Corp.	2,190,743
67,848	United Bankshares, Inc.	2,664,391
66,698	United Community Banks, Inc.	2,182,359

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Regional Banks Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2021

Shares		Fair Value
Credit Intermediation and Related Activities (continued)
12,458	Univest Corp. of Pennsylvania	$347,952
260,067	Valley National Bancorp	3,581,123
8,320	Washington Trust Bancorp, Inc.	424,736
70,469	Webster Financial Corp.	3,728,515
27,553	WesBanco, Inc.	999,898
15,161	Westamerica Bancorp	961,207
75,616	Western Alliance Bancorp	7,944,973
52,260	Wintrust Financial Corp.	4,029,246
126,348	Zions Bancorp	7,050,218
		324,773,568
Insurance Carriers and Related Activities - 0.2%
22,067	First Merchants Corp.	1,019,716
Management of Companies and Enterprises - 4.6%
25,295	Banc of California, Inc.	452,781
8,913	Bryn Mawr Bank Corp.	409,641
23,772	Central Pacific Financial Corp.	640,655
53,648	Cullen/Frost Bankers, Inc.	6,440,979
16,886	First Foundation, Inc.	401,887
27,309	First Interstate BancSystem, Inc.	1,282,704
71,618	Home Bancshares, Inc.	1,993,129
15,857	National Bank Holdings Corp.	632,694
17,185	ServisFirst Bancshares, Inc.	1,086,779
42,368	South State Corp.	3,572,470
204,417	Umpqua Holdings Corp.	3,810,333
36,180	Veritex Holdings, Inc.	1,222,160
		21,946,212
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 0.1%
6,638	QCR Holdings, Inc.	320,085
13,121	TriState Capital Holdings, Inc. (a)	313,198
		633,283
	TOTAL COMMON STOCKS (Cost $334,129,979)	$348,372,779
Shares		Fair Value
SHORT TERM INVESTMENTS - 17.4%
Money Market Funds - 17.4%
49,261	Dreyfus Government Cash Management Institutional Shares, 0.03% (b)	$49,261
8,110,338	Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (b)	8,110,338
76,076,101	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (b)	76,076,101
	TOTAL SHORT TERM INVESTMENTS (Cost $84,235,700)	$84,235,700
	TOTAL INVESTMENTS (Cost $418,365,679) - 89.5% (c)	$432,608,479
	Other Assets in Excess of Liabilities - 10.5%	50,708,887
	TOTAL NET ASSETS - 100.0%	$483,317,366

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2021.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $338,196,290.

Long Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of S&P Regional Banks Select Industry Index	0.5103% representing 1 month LIBOR rate + spread	Barclays	12/9/2021	160,000	$318,256,434	$25,955,373
Total return of S&P Regional Banks Select Industry Index	0.5603% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2021	77,467	163,869,969	2,447,514
Total return of S&P Regional Banks Select Industry Index	0.6603% representing 1 month LIBOR rate + spread	Citibank N.A.	12/13/2021	105,291	220,665,390	5,674,528
Total return of S&P Regional Banks Select Industry Index	0.5603% representing 1 month LIBOR rate + spread	J.P. Morgan	12/14/2021	170,773	349,631,124	16,873,160
					$1,052,422,917	$50,950,575

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Retail Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
COMMON STOCKS - 66.5%
Administrative and Support Services - 0.7%
19,776	Revolve Group, Inc. (a)	$958,938
Broadcasting (except Internet) - 0.6%
72,408	Qurate Retail, Inc.	861,655
Clothing and Clothing Accessories Stores - 14.3%
27,588	Abercrombie & Fitch Co. Class A (a)	1,034,274
36,712	Academy Sports & Outdoors Inc. (a)	1,131,097
31,649	American Eagle Outfitters, Inc. (b)	1,094,106
14,923	Boot Barn Holdings, Inc. (a)	1,052,669
33,086	Caleres, Inc.	771,235
11,278	Childrens Place Retail Stores, Inc. (a)	883,631
8,957	Citi Trends, Inc. (a)	936,902
61,425	Designer Brands, Inc. (a)	1,087,223
30,622	Gap, Inc.	1,013,588
12,156	Genesco, Inc. (a)	607,800
34,597	Guess?, Inc.	935,503
15,515	L Brands, Inc. (a)	1,022,439
22,806	Nordstrom, Inc. (a)	836,524
7,694	Ross Stores, Inc.	1,007,452
8,004	Shoe Carnival, Inc.	479,840
16,084	Signet Jewelers Ltd. ADR (a)	961,019
23,210	The Buckle, Inc.	973,427
40,633	The RealReal, Inc. (a)	1,006,479
14,116	TJX Companies, Inc.	1,002,236
23,641	Urban Outfitters, Inc. (a)	848,712
18,026	Zumiez, Inc. (a)	774,577
		19,460,733
Computer and Electronic Product Manufacturing - 0.7%
24,002	Blink Charging Co, (a)(b)	883,274
Data Processing, Hosting and Related Services - 0.7%
10,223	Shutterstock, Inc.	891,241
Electronics and Appliance Stores - 0.7%
8,501	Best Buy Co., Inc.	988,411
Food and Beverage Stores - 3.5%
25,729	Grocery Outlet Holding Corp. (a)	1,039,194
13,941	Grubhub, Inc. (a)	948,546
6,709	Ingles Markets, Inc.	411,195
26,608	Kroger Co.	972,256
38,620	Sprouts Farmers Market, Inc. (a)	989,058
6,957	Weis Markets, Inc.	360,721
		4,720,970
Food Services and Drinking Places - 1.4%
4,573	Casey's General Stores, Inc.	1,016,075
2,983	Wayfair, Inc. (a)	881,685
		1,897,760
Gasoline Stations - 0.3%
12,630	TravelCenters of America Inc. (a)	347,199
General Merchandise Stores - 10.1%
13,740	Big Lots, Inc.	947,235
22,295	BJ's Wholesale Club Holdings, Inc. (a)	995,918
Shares		Fair Value
General Merchandise Stores (continued)
3,028	Burlington Stores, Inc. (a)	$988,127
2,849	Costco Wholesale Corp.	1,060,084
10,291	Dillard's, Inc. Class A (b)	1,017,883
4,916	Dollar General Corp.	1,055,711
8,687	Dollar Tree, Inc. (a)	998,136
4,944	Five Below, Inc. (a)	995,079
15,605	Kohl's Corp.	915,389
50,373	Macy's, Inc. (a)	835,184
9,541	PriceSmart, Inc.	801,826
5,241	Target Corp.	1,086,250
5,518	Tractor Supply Co.	1,040,695
7,035	Wal-Mart Stores, Inc.	984,267
		13,721,784
Health and Personal Care Stores - 3.2%
51,360	Albertsons Companies, Inc. Class A (b)	953,755
26,383	Petmed Express, Inc.	776,320
38,074	Rite Aid Corp. (a)	667,057
2,966	Ulta Salon, Cosmetics & Fragrance, Inc. (a)	976,852
17,731	Walgreens Boots Alliance, Inc.	941,516
		4,315,500
Lessors of Nonfinancial Intangible Assets (except Copyrighted Works) - 0.1%
891	Winmark Corp.	171,580
Machinery Manufacturing - 0.8%
39,759	Leslie's, Inc. (a)	1,129,951
Merchant Wholesalers, Durable Goods - 0.3%
2,328	America's Car-Mart, Inc. (a)	351,132
Merchant Wholesalers, Nondurable Goods - 0.7%
16,420	Foot Locker, Inc.	968,452
Miscellaneous Manufacturing - 0.7%
19,735	National Vision Holdings, Inc. (a)	994,841
Miscellaneous Store Retailers - 5.5%
32,135	1-800-Flowers.com, Inc. (a)	1,027,517
11,023	Chewy, Inc. (a)	878,753
4,266	Etsy, Inc. (a)	848,038
10,507	Ollie's Bargain Outlet Holdings, Inc. (a)	969,481
144,045	Party City Holdings Inc. (a)	1,008,315
14,760	Rent-A-Center, Inc.	849,438
44,337	Sally Beauty Holdings, Inc. (a)	889,843
23,576	The ODP Corp. (a)	953,178
		7,424,563
Motor Vehicle and Parts Dealers - 10.3%
5,253	Advance Auto Parts, Inc.	1,051,440
4,939	Asbury Automotive Group, Inc. (a)	980,935
10,596	AutoNation, Inc. (a)	1,085,878
734	AutoZone, Inc. (a)	1,074,664
7,053	CarMax, Inc. (a)	939,742
60,792	CarParts.com, Inc. (a)	1,050,486
3,291	Carvana Co. (a)	938,791
5,437	Group 1 Automotive, Inc.	892,538
16,265	MarineMax, Inc. (a)	923,852
7,302	Murphy USA, Inc.	1,017,899

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Retail Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2021

Shares		Fair Value
Motor Vehicle and Parts Dealers (continued)
1,955	O'Reilly Automotive, Inc. (a)	$1,080,880
11,124	Penske Automotive Group, Inc.	975,463
17,785	Sonic Automotive, Inc.	877,512
25,094	Vroom, Inc. (a)	1,161,099
		14,051,179
Nonstore Retailers - 3.7%
306	Amazon.com, Inc. (a)	1,061,031
6,644	DoorDash, Inc. (a)(b)	951,222
16,909	eBay, Inc.	943,353
11,607	Lands' End, Inc. (a)	267,425
13,274	Overstock.com, Inc. (a)	1,081,831
17,514	Stitch Fix, Inc. (a)	758,706
		5,063,568
Professional, Scientific, and Technical Services - 2.4%
7,856	Franchise Group, Inc.	302,692
15,906	Groupon, Inc. (a)	805,321
19,173	Magnite, Inc. (a)	767,878
24,082	Quotient Technology, Inc. (a)	393,500
4,960	Stamps.Com., Inc. (a)	1,018,635
		3,288,026
Repair and Maintenance - 1.1%
30,653	Liquidity Services, Inc. (a)	549,608
13,260	Monro Muffler Brake, Inc.	936,024
		1,485,632
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 1.3%
22,560	Camping World Holdings, Inc.	982,262
92,955	Shift Technologies, Inc. (a)(b)	783,611
		1,765,873
Sporting Goods, Hobby, Musical Instrument, and Book Stores - 2.7%
12,472	Dick's Sporting Goods, Inc.	1,029,938
3,568	GameStop Corp. Class A (a)(b)	619,369
14,100	Hibbett Sports, Inc. (a)	1,120,245
54,286	Sportsman's Warehouse Holdings, Inc. (a)	953,262
		3,722,814
Truck Transportation - 0.7%
2,383	Lithia Motors, Inc. Class A	915,978
	TOTAL COMMON STOCKS (Cost $84,822,477)	$90,381,054
Shares		Fair Value
SHORT TERM INVESTMENTS - 39.5%
Money Market Funds - 39.5%
17,296,398	Dreyfus Government Cash Management Institutional Shares, 0.03% (c)(d)	$17,296,398
12,060,000	Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (c)	12,060,000
24,432,029	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (c)	24,432,029
	TOTAL SHORT TERM INVESTMENTS (Cost $53,788,427)	$53,788,427
	TOTAL INVESTMENTS (Cost $138,610,904) - 106.0% (e)	$144,169,481
	Liabilities in Excess of Other Assets - (6.0)%	(8,155,140)
	TOTAL NET ASSETS - 100.0%	$136,014,341

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2021.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $80,209,854.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Retail Bull 3X Shares

Long Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of S&P Retail Select Industry® Index	0.7603% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/7/2021	1,513	$14,556,188	$62,093
Total return of S&P Retail Select Industry® Index	0.6603% representing 1 month LIBOR rate + spread	Barclays	12/9/2021	7,393	70,838,562	600,727
Total return of S&P Retail Select Industry® Index	0.5603% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2021	5,085	46,734,472	2,407,543
Total return of S&P Retail Select Industry® Index	0.5103% representing 1 month LIBOR rate + spread	J.P. Morgan	12/9/2021	11,777	107,205,657	6,616,841
Total return of S&P Retail Select Industry® Index	0.0103% representing 1 month LIBOR rate + spread	Citibank N.A.	12/13/2021	7,103	50,393,654	18,351,459
					$289,728,533	$28,038,663

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily S&P 500® High Beta Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
COMMON STOCKS - 67.3%
Accommodation - 0.8%
20,754	MGM Resorts International	$845,103
Air Transportation - 2.7%
10,629	Alaska Air Group, Inc. (a)	734,889
31,330	American Airlines Group, Inc. (a)	680,487
12,886	Delta Air Lines, Inc. (a)	604,611
14,974	United Continental Holdings, Inc. (a)	814,586
		2,834,573
Amusement, Gambling, and Recreation Industries - 1.2%
2,853	Global Payments, Inc.	612,340
5,463	Wynn Resorts Ltd. (a)	701,449
		1,313,789
Apparel Manufacturing - 0.8%
7,455	PVH Corp. (a)	843,757
Broadcasting (except Internet) - 0.8%
18,664	Dish Network Corp. (a)	835,961
Chemical Manufacturing - 0.6%
6,474	LyondellBasell Industries N.V. Class A ADR (Netherlands)	671,613
Clothing and Clothing Accessories Stores - 1.7%
29,018	Gap, Inc.	960,496
12,834	L Brands, Inc. (a)	845,760
		1,806,256
Computer and Electronic Product Manufacturing - 2.7%
3,169	Enphase Energy, Inc. (a)	441,283
4,006	Microchip Technology, Inc.	602,062
936	NVIDIA Corp.	561,956
3,005	Skyworks Solutions, Inc.	544,897
9,623	Western Digital Corp. (a)	679,672
		2,829,870
Construction of Buildings - 0.6%
11,005	PulteGroup, Inc.	650,616
Credit Intermediation and Related Activities - 10.4%
4,776	American Express Co.	732,400
17,680	Bank of America Corp.	716,570
10,272	Citigroup, Inc.	731,777
16,625	Citizens Financial Group, Inc.	769,405
9,702	Comerica, Inc.	729,202
8,206	Discover Financial Services	935,484
20,830	Fifth Third Bancorp	844,448
35,817	KeyCorp	779,378
3,522	PNC Financial Services Group, Inc.	658,438
32,242	Regions Financial Corp.	702,876
7,494	State Street Corp.	629,121
1,204	SVB Financial Group (a)	688,483
18,125	Synchrony Financial	792,788
11,358	Truist Financial Corp.	673,643
17,297	Wells Fargo & Co.	779,230
		11,163,243
Electrical Equipment, Appliance, and Component Manufacturing - 0.6%
2,796	Whirlpool Corp.	661,114
Shares		Fair Value
Fabricated Metal Product Manufacturing - 0.7%
3,449	Stanley Black & Decker, Inc.	$713,150
Food Services and Drinking Places - 0.7%
5,180	Darden Restaurants, Inc.	760,010
Gasoline Stations - 0.6%
6,116	Chevron Corp.	630,376
Hospitals - 0.6%
4,261	Universal Health Services, Inc. Class B	632,375
Insurance Carriers and Related Activities - 5.3%
14,874	American International Group, Inc.	720,645
17,654	Lincoln National Corp.	1,132,151
11,828	Loews Corp.	659,411
10,977	MetLife, Inc.	698,467
11,410	Principal Financial Group, Inc.	728,757
8,026	Prudential Financial, Inc.	805,489
30,265	Unum Group	855,289
		5,600,209
Leather and Allied Product Manufacturing - 0.8%
17,663	Tapestry, Inc. (a)	845,174
Machinery Manufacturing - 3.2%
5,698	Applied Materials, Inc.	756,182
26,436	Baker Hughes, a GE Co.	530,835
1,171	Lam Research Corp.	726,547
49,333	NOV, Inc. (a)	737,528
2,201	Parker Hannifin Corp.	690,696
		3,441,788
Management of Companies and Enterprises - 0.8%
5,632	Capital One Financial Corp.	839,618
Merchant Wholesalers, Durable Goods - 2.6%
2,015	KLA-Tencor Corp.	635,430
14,199	Leggett & Platt, Inc.	705,264
14,957	LKQ Corp. (a)	698,642
13,159	WestRock Co.	733,614
		2,772,950
Merchant Wholesalers, Nondurable Goods - 0.6%
7,397	Sysco Corp.	626,748
Mining (except Oil and Gas) - 0.8%
21,025	Freeport-McMoRan Copper & Gold, Inc.	792,853
Miscellaneous Manufacturing - 1.3%
972	Align Technology, Inc. (a)	578,855
12,120	Textron, Inc.	778,589
		1,357,444
Oil and Gas Extraction - 4.2%
44,547	APA Corp.	890,940
35,601	Devon Energy Corp.	832,351
9,062	EOG Resources, Inc.	667,326
66,939	Marathon Oil Corp.	753,733
29,830	Occidental Petroleum Corp.	756,489
7,319	Phillips 66	592,180
		4,493,019

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily S&P 500® High Beta Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2021

Shares		Fair Value
Petroleum and Coal Products Manufacturing - 2.6%
12,951	ConocoPhillips	$662,314
17,133	HollyFrontier Corp.	599,655
13,707	Marathon Petroleum Corp.	762,795
9,588	Valero Energy Corp.	709,128
		2,733,892
Primary Metal Manufacturing - 0.6%
21,328	Howmet Aerospace, Inc. (a)	681,643
Professional, Scientific, and Technical Services - 1.0%
30,858	DXC Technology Co. (a)	1,015,537
Publishing Industries (except Internet) - 0.5%
1,409	Paycom Software, Inc. (a)	541,634
Real Estate - 4.0%
8,031	CBRE Group, Inc. Class A (a)	684,241
31,147	Kimco Realty Corp.	654,087
6,016	Simon Property Group, Inc.	732,388
13,099	Ventas, Inc.	726,471
8,979	Welltower, Inc.	673,694
20,589	Weyerhaeuser Co.	798,235
		4,269,116
Rental and Leasing Services - 0.7%
2,209	United Rentals, Inc. (a)	706,769
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 3.4%
3,449	Ameriprise Financial, Inc.	891,222
9,654	Dow, Inc.	603,375
29,501	Invesco Ltd. ADR (b)	796,527
7,999	Morgan Stanley	660,317
4,849	Raymond James Financial, Inc.	634,152
		3,585,593
Support Activities for Mining - 3.4%
9,246	Diamondback Energy, Inc.	755,676
38,000	Halliburton Co.	743,280
10,168	Hess Corp.	757,618
4,733	Pioneer Natural Resources Co.	728,077
23,409	Schlumberger Ltd. ADR (b)	633,213
		3,617,864
Support Activities for Transportation - 0.6%
3,668	Expedia, Inc. (a)	646,412
Transportation Equipment Manufacturing - 1.8%
3,925	Aptiv PLC ADR (Ireland) (a)	564,768
3,391	Boeing Co. (a)	794,545
948	TransDigm Group, Inc. (a)	581,826
		1,941,139
Utilities - 0.7%
14,980	ONEOK, Inc.	784,054
Shares		Fair Value
Water Transportation - 2.9%
38,770	Carnival Corp. ADR (a)	$1,084,009
35,036	Norwegian Cruise Line Holdings Ltd. ADR (a)	1,087,868
10,996	Royal Caribbean Cruises Ltd. ADR (Liberia) (a)	956,102
		3,127,979
	TOTAL COMMON STOCKS (Cost $65,228,333)	$71,613,241
SHORT TERM INVESTMENTS - 23.2%
Money Market Funds - 23.2%
12,823,765	Dreyfus Government Cash Management Institutional Shares, 0.03% (b)	$12,823,765
11,772,200	Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (b)	11,772,200
80,768	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (b)	80,768
	TOTAL SHORT TERM INVESTMENTS (Cost $24,676,733)	$24,676,733
	TOTAL INVESTMENTS (Cost $89,905,066) - 90.5% (c)	$96,289,974
	Other Assets in Excess of Liabilities - 9.5%	10,149,781
	TOTAL NET ASSETS - 100.0%	$106,439,755

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2021.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $70,726,012.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily S&P 500® High Beta Bull 3X Shares

Long Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of S&P 500® High Beta Index	0.4561% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/9/2021	4,444	$63,893,194	$12,559,203
Total return of S&P 500® High Beta Index	0.5903% representing 1 month LIBOR rate + spread	J.P. Morgan	12/9/2021	1,595	24,847,469	2,539,722
Total return of S&P 500® High Beta Index	0.6103% representing 1 month LIBOR rate + spread	Barclays	12/9/2021	8,413	137,085,864	7,177,658
					$225,826,527	$22,276,583

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily S&P 500® High Beta Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
SHORT TERM INVESTMENTS - 84.5%
Money Market Funds - 84.5%
9,372,350	Dreyfus Government Cash Management Institutional Shares, 0.03% (a)	$9,372,350
6,140,000	Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (a)	6,140,000
1,052,088	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (a)	1,052,088
	TOTAL SHORT TERM INVESTMENTS (Cost $16,564,438) (b)	$16,564,438
	TOTAL INVESTMENTS (Cost $16,564,438) - 84.5%	$16,564,438
	Other Assets in Excess of Liabilities - 15.5%	3,039,785
	TOTAL NET ASSETS - 100.0%	$19,604,223

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2021.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $16,564,438.

Short Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received/(Paid) at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
(0.1398)% representing 1 month LIBOR rate + spread	Total return of S&P 500® High Beta Index	J.P. Morgan	6/29/2021	364	$6,140,020	$(299,557)
0.1061% representing 1 month LIBOR rate + spread	Total return of S&P 500® High Beta Index	Bank of America Merrill Lynch	12/9/2021	383	5,526,720	(1,067,590)
0.2103% representing 1 month LIBOR rate + spread	Total return of S&P 500® High Beta Index	UBS Securities LLC	12/9/2021	1,139	15,307,716	(4,320,934)
0.2103% representing 1 month LIBOR rate + spread	Total return of S&P 500® High Beta Index	Barclays	4/5/2022	1,545	25,582,919	(917,061)
					$52,557,375	$(6,605,142)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily S&P Biotech Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
COMMON STOCKS - 67.3%
Ambulatory Health Care Services - 3.0%
42,350	ALX Oncology Holdings, Inc. (a)	$2,653,651
48,410	CareDx, Inc. (a)	3,827,779
76,555	Invitae Corp. (a)(b)	2,671,770
33,388	Keros Therapeutics, Inc. (a)	1,963,214
31,425	Natera, Inc. (a)	3,457,379
47,526	Prelude Therapeutics, Inc. (a)(b)	1,969,477
113,254	TCR[2] Therapeutics, Inc. (a)	2,571,998
75,928	Y-mAbs Therapeutics, Inc. (a)	2,283,155
		21,398,423
Chemical Manufacturing - 44.0%
30,220	AbbVie, Inc.	3,369,530
120,893	Acadia Pharmaceuticals Inc. (a)	2,485,560
23,756	Acceleron Pharma, Inc. (a)	2,968,787
239,033	Adverum Biotechnologies, Inc. (a)	932,229
63,352	Agios Pharmaceuticals, Inc. (a)	3,535,042
905,506	Akebia Therapeutics, Inc. (a)	2,888,564
48,393	Albireo Pharma, Inc. (a)	1,553,415
159,760	Aldeyra Therapeutics, Inc. (a)	2,008,183
21,556	Alexion Pharmaceuticals, Inc. (a)	3,636,066
168,306	Alkermes PLC ADR (Ireland) (a)	3,703,574
73,131	AlloVir, Inc. (a)	1,728,086
22,992	Alnylam Pharmaceuticals, Inc. (a)	3,233,595
195,051	Altimmune, Inc. (a)	2,822,388
14,173	Amgen, Inc.	3,396,418
303,229	Amicus Therapeutics, Inc. (a)	2,983,773
66,067	Arcturus Therapeutics Holdings Inc. (a)(b)	2,422,016
89,687	Arcus Biosciences Inc. (a)	3,026,936
40,916	Arcutis Biotherapeutics, Inc. (a)	1,370,686
42,413	Arena Pharmaceuticals, Inc. (a)	2,910,804
603,149	Athersys Inc. (a)(b)	1,007,259
44,160	Atreca, Inc. (a)	527,270
33,213	Beam Therapeutics Inc. (a)(b)	2,723,466
258,599	BioCryst Pharmaceuticals, Inc. (a)	3,008,799
12,286	Biogen, Inc. (a)	3,284,416
42,580	BioMarin Pharmaceutical, Inc. (a)	3,317,834
99,548	Black Diamond Therapeutics, Inc. (a)	2,651,959
100,815	bluebird bio, Inc. (a)	3,024,450
30,463	Blueprint Medicines Corp. (a)	2,934,196
46,069	BridgeBio Pharma, Inc. (a)	2,576,179
427,587	Catalyst Pharmaceuticals, Inc. (a)	1,958,349
118,781	Celldex Therapeutics, Inc. (a)	3,602,628
56,674	ChemoCentryx, Inc. (a)	2,739,054
125,561	Chimerix, Inc. (a)	1,093,636
550,338	Clovis Oncology, Inc. (a)(b)	3,269,008
201,170	Coherus BioSciences, Inc. (a)	2,977,316
108,857	Constellation Pharmaceuticals Inc. (a)	2,353,488
52,365	Cortexyme, Inc. (a)(b)	2,051,137
58,239	Cue Biopharma Inc. (a)	706,439
299,380	Curis, Inc. (a)(b)	3,239,292
159,614	CytomX Therapeutics, Inc. (a)	1,493,987
75,808	Deciphera Pharmaceuticals, Inc. (a)	3,515,217
50,522	Denali Therapeutics, Inc. (a)	3,053,550
Shares		Fair Value
Chemical Manufacturing (continued)
117,581	Dicerna Pharmaceuticals, Inc. (a)	$3,667,351
29,998	Eagle Pharmaceuticals, Inc. (a)	1,224,818
36,248	Emergent Biosolutions, Inc. (a)	2,210,403
33,504	Enanta Pharmaceuticals, Inc. (a)	1,699,993
107,756	Esperion Therapeutics, Inc. (a)(b)	2,904,024
92,991	FibroGen, Inc. (a)	2,075,559
124,937	Flexion Therapeutics, Inc. (a)	969,511
93,088	Forma Therapeutics Holdings, Inc. (a)	2,508,722
60,765	Frequency Therapeutics, Inc. (a)(b)	705,482
140,018	G1 Therapeutics, Inc. (a)	2,950,179
94,064	Generation Bio Co. (a)	3,429,573
759,083	Geron Corp. (a)	1,100,670
53,104	Gilead Sciences, Inc.	3,370,511
170,342	Gossamer Bio, Inc. (a)	1,471,755
73,667	Halozyme Therapeutics, Inc. (a)	3,679,667
192,973	Heron Therapeutics, Inc. (a)	3,373,168
203,405	Humanigen, Inc. (a)(b)	3,917,580
107,012	ImmunityBio, Inc. (a)	1,899,463
370,637	Immunogen, Inc. (a)	2,987,334
41,378	Incyte Corp. (a)	3,532,854
83,565	Insmed, Inc. (a)	2,818,648
49,908	Intellia Therapeutics, Inc. (a)	3,831,437
155,599	Intercept Pharmaceuticals, Inc. (a)	3,077,748
61,698	Ionis Pharmaceuticals, Inc. (a)	2,641,908
288,896	Ironwood Pharmaceuticals, Inc. Class A (a)	3,189,412
26,734	iTeos Therapeutics, Inc. (a)	628,516
653,333	Kadmon Holdings, Inc. (a)	2,652,532
17,941	KalVista Pharmaceuticals, Inc. (a)	447,987
27,369	Karuna Therapeutics, Inc. (a)	3,038,233
265,553	Karyopharm Therapeutics, Inc. (a)	2,480,265
63,183	Kiniksa Pharmaceuticals, Ltd. ADR (a)	1,039,992
25,454	Krystal Biotech, Inc. (a)	2,022,066
19,824	Ligand Pharmaceuticals, Inc. (a)	2,892,123
108,302	MacroGenics, Inc. (a)	3,504,653
27,747	Madrigal Pharmaceuticals, Inc. (a)	3,776,367
827,557	MannKind Corp. (a)(b)	3,781,936
181,611	Mersana Therapeutics Inc. (a)	2,893,063
105,321	Myriad Genetics, Inc. (a)	3,182,801
33,689	Neurocrine Biosciences, Inc. (a)	3,183,274
16,123	Novavax, Inc. (a)	3,820,022
736,220	OPKO Health, Inc. (a)(b)	3,018,502
66,099	ORIC Pharmaceuticals Inc. (a)	1,594,969
89,063	Passage Bio, Inc. (a)	1,670,822
25,973	PMV Pharmaceuticals, Inc. (a)(b)	876,069
40,312	Prothena Corp. PLC ADR (Ireland) (a)	1,069,881
55,946	PTC Therapeutics, Inc. (a)	2,305,535
115,478	Puma Biotechnology, Inc. (a)	1,138,613
86,135	Radius Health, Inc. (a)	1,920,810
6,930	Regeneron Pharmaceuticals, Inc. (a)	3,335,409
80,165	REGENXBIO, Inc. (a)	2,780,924
96,175	Replimune Group Inc. (a)	3,519,043
119,370	Rhythm Pharmaceuticals, Inc. (a)	2,573,617

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily S&P Biotech Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2021

Shares		Fair Value
Chemical Manufacturing (continued)
613,624	Rigel Pharmaceuticals, Inc. (a)	$2,282,681
60,957	Rocket Pharmaceuticals, Inc. (a)	2,794,269
41,527	Sage Therapeutics, Inc. (a)	3,270,667
283,262	Sangamo Therapeutics, Inc. (a)	3,336,826
37,786	Sarepta Therapeutics, Inc. (a)	2,676,760
47,782	Scholar Rock Holding Corp. (a)	1,545,748
21,691	Seagen Inc. (a)	3,118,298
152,966	Seres Therapeutics, Inc. (a)	3,183,223
573,212	Spectrum Pharmaceuticals, Inc. (a)	1,782,689
67,658	Spero Therapeutics, Inc. (a)	930,974
41,642	SpringWorks Therapeutics, Inc. (a)	2,992,394
34,167	Stoke Therapeutics, Inc. (a)(b)	1,103,594
134,707	Sutro Biopharma, Inc. (a)	2,762,841
142,703	Syndax Pharmaceuticals Inc. (a)	2,274,686
65,600	TG Therapeutics, Inc. (a)	2,932,976
132,865	Translate Bio, Inc. (a)	3,085,125
96,028	Travere Therapeutics, Inc. (a)	2,373,812
28,507	Turning Point Therapeutics, Inc. (a)	2,173,089
23,117	Twist Bioscience Corp. (a)	3,102,070
25,743	Ultragenyx Pharmaceutical, Inc. (a)	2,873,949
96,260	uniQure N.V. ADR (Netherlands) (a)	3,106,310
20,474	United Therapeutics Corp. (a)	4,126,739
95,974	Vanda Pharmaceuticals, Inc. (a)	1,593,168
62,288	Veracyte, Inc. (a)	3,098,828
70,033	Vericel Corp. (a)(b)	4,371,460
15,257	Vertex Pharmaceuticals, Inc. (a)	3,329,077
59,194	Xencor, Inc. (a)	2,519,297
528,664	Ziopharm Oncology, Inc (a)(b)	1,829,177
		313,041,102
Health and Personal Care Stores - 0.1%
68,577	Neoleukin Therapeutics, Inc. (a)	856,527
Merchant Wholesalers, Nondurable Goods - 3.6%
46,361	Akero Therapeutics, Inc. (a)	1,427,919
26,367	Allakos, Inc. (a)	2,877,167
193,428	Atara Biotherapeutics, Inc. (a)	2,719,598
69,614	Bioxcel Therapeutics Inc. (a)(b)	2,364,788
46,028	C4 Therapeutics, Inc. (a)(b)	1,523,527
74,253	Global Blood Therapeutics, Inc. (a)	3,028,037
36,872	Praxis Precision Medicines, Inc. (a)(b)	1,130,495
74,551	Protagonist Therapeutics Inc. (a)	2,157,506
83,191	Relay Therapeutics, Inc. (a)	2,637,987
341,414	Viking Therapeutics, Inc. (a)(b)	2,181,635
64,283	Zentalis Pharmaceuticals, Inc. (a)	3,813,267
		25,861,926
Miscellaneous Manufacturing - 1.4%
27,072	Anika Therapeutics, Inc. (a)	1,087,753
311,329	Inovio Pharmaceuticals, Inc. (a)(b)	2,120,151
17,179	Mirati Therapeutics, Inc. (a)	2,855,493
326,894	Ocugen, Inc. (a)(b)	4,141,747
		10,205,144
Shares		Fair Value
Professional, Scientific, and Technical Services - 12.7%
639,201	Agenus, Inc. (a)	$1,975,131
122,435	Alector, Inc. (a)	2,387,483
84,938	Allogene Therapeutics, Inc. (a)	2,626,283
89,075	AnaptysBio, Inc. (a)	2,079,901
116,749	Anavex Life Sciences Corp. (a)(b)	1,410,328
23,335	Annexon, Inc. (a)	465,067
70,055	Apellis Pharmaceuticals, Inc. (a)	3,549,687
11,913	Applied Molecular Transport Inc. (a)(b)	684,878
163,441	Ardelyx, Inc. (a)	1,194,754
44,939	Arrowhead Pharmaceuticals, Inc. (a)	3,269,762
588,780	Athenex, Inc. (a)	2,361,008
59,561	Avidity Biosciences, Inc. (a)	1,396,110
28,759	Avita Medical, Inc. (a)(b)	593,586
97,083	AVROBIO, Inc. (a)	1,133,929
40,090	Biohaven Pharmaceutical Holding Co. Ltd ADR (a)	3,010,759
142,095	CEL-SCI Corp. (a)(b)	3,428,752
143,253	Cytokinetics, Inc. (a)	3,644,356
341,222	Dynavax Technologies Corp. (a)	3,405,396
70,623	Editas Medicine, Inc. (a)	2,613,757
267,593	Epizyme, Inc. (a)	2,089,901
25,460	Exact Sciences Corp. (a)	3,356,137
140,429	Exelixis, Inc. (a)	3,457,362
34,792	Fate Therapeutics, Inc. (a)	3,040,473
37,219	IGM Biosciences Inc. (a)(b)	2,632,128
154,687	Iveric Bio, Inc. (a)	1,082,809
25,738	Kodiak Sciences, Inc. (a)	3,110,180
110,819	Kura Oncology, Inc. (a)	2,984,356
50,842	Kymera Therapeutics, Inc. (a)	2,315,853
23,861	Moderna, Inc. (a)	4,266,824
59,971	Nkarta, Inc. (a)	1,910,076
66,546	Nurix Therapeutics, Inc. (a)	2,317,132
364,848	Precigen, Inc. (a)(b)	2,822,099
277,545	Precision BioSciences, Inc. (a)	2,578,393
68,717	Revolution Medicines, Inc. (a)	2,280,717
36,452	Shattuck Labs, Inc. (a)	1,373,511
318,923	Sorrento Therapeutics Inc. (a)(b)	2,624,736
89,064	Vaxcyte, Inc. (a)(b)	1,653,919
61,857	Vir Biotechnology, Inc. (a)	2,953,053
		90,080,586
Real Estate - 0.5%
1,012,028	VBI Vaccines Inc. ADR (Canada) (a)(b)	3,187,888
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 0.9%
60,421	Cerevel Therapeutics Holdings, Inc. (a)(b)	879,125
61,054	DermTech, Inc. (a)(b)	2,567,321
192,387	Immunovant Inc. (a)	3,016,628
		6,463,074
Specialty Trade Contractors - 0.7%
484,999	Vaxart, Inc. (a)(b)	5,228,289
Support Activities for Transportation - 0.4%
94,245	Iovance Biotherapeutics, Inc. (a)	2,963,063
	TOTAL COMMON STOCKS (Cost $500,357,406)	$479,286,022

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily S&P Biotech Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2021

Shares		Fair Value
SHORT TERM INVESTMENTS - 40.1%
Money Market Funds - 40.1%
246,247,452	Dreyfus Government Cash Management Institutional Shares, 0.03% (c)(d)	$246,247,452
39,700,272	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (c)	39,700,272
	TOTAL MONEY MARKET FUNDS (Cost $285,947,724)	$285,947,724
	TOTAL INVESTMENTS (Cost $786,305,130) - 107.4% (e)	$765,233,746
	Liabilities in Excess of Other Assets - (7.4)%	(52,571,466)
	TOTAL NET ASSETS - 100.0%	$712,662,280

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2021.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $674,431,895.

Long Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of S&P Biotechnology Select Industry Index	0.3603% representing 1 month LIBOR rate + spread	J.P. Morgan	6/21/2021	16,014	$172,419,573	$(2,487,482)
Total return of S&P Biotechnology Select Industry Index	0.3061% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/9/2021	13,378	140,749,539	1,281,545
Total return of S&P Biotechnology Select Industry Index	0.7403% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2021	26,585	302,668,560	(20,676,856)
Total return of S&P Biotechnology Select Industry Index	0.0103% representing 1 month LIBOR rate + spread	Citibank N.A.	12/13/2021	75,693	792,768,335	6,492,689
Total return of S&P Biotechnology Select Industry Index	0.6603% representing 1 month LIBOR rate + spread	BNP Paribas	4/20/2022	18,050	188,796,093	2,766,330
Total return of S&P Biotechnology Select Industry Index	0.6603% representing 1 month LIBOR rate + spread	BNP Paribas	4/20/2022	6,500	70,080,813	(1,092,772)
					$1,667,482,913	$(13,716,546)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily S&P Biotech Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
SHORT TERM INVESTMENTS - 62.2%
Money Market Funds - 62.2%
14,058,694	Dreyfus Government Cash Management Institutional Shares, 0.03% (a)	$14,058,694
24,057,272	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (a)	24,057,272
	TOTAL SHORT TERM INVESTMENTS (Cost $38,115,966) (b)	$38,115,966
	TOTAL INVESTMENTS (Cost $38,115,966) - 62.2%	$38,115,966
	Other Assets in Excess of Liabilities - 37.8%	23,177,181
	TOTAL NET ASSETS - 100.0%	$61,293,147

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2021.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $38,115,966.

Short Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received/(Paid) at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
(0.0398)% representing 1 month LIBOR rate + spread	Total return of S&P Biotechnology Select Industry Index	J.P. Morgan	6/21/2021	2,020	$19,807,469	$(1,652,544)
	Total return of
0.1061% representing	S&P Biotechnology	Bank of America
1 month LIBOR rate + spread	Select Industry Index	Merrill Lynch	12/9/2021	3,637	39,994,377	1,378,027
	Total return of
0.1903% representing	S&P Biotechnology
1 month LIBOR rate + spread	Select Industry Index	UBS Securities LLC	12/9/2021	3,663	37,374,248	(1,517,171)
	Total return of
(0.2398)% representing	S&P Biotechnology
1 month LIBOR rate + spread	Select Industry Index	Citibank N.A.	12/13/2021	7,998	82,082,140	(2,849,903)
					$179,258,234	$(4,641,591)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Semiconductor Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
COMMON STOCKS - 82.8%
Chemical Manufacturing - 0.4%
91,411	CMC Materials, Inc.	$16,767,520
Computer and Electronic Product Manufacturing - 64.7%
1,711,132	Advanced Micro Devices, Inc. (a)	139,662,594
928,024	Analog Devices, Inc.	142,136,156
615,473	Broadcom, Inc.	280,778,783
348,039	Cree, Inc. (a)	34,602,037
4,758,384	Intel Corp.	273,749,832
428,069	Lattice Semiconductor Corp. (a)	21,536,151
2,496,629	Marvell Technology, Inc.	112,872,552
844,166	Microchip Technology, Inc.	126,869,708
1,579,883	Micron Technology, Inc. (a)	135,980,530
173,143	MKS Instruments, Inc.	31,011,643
141,385	Monolithic Power Systems, Inc.	51,093,711
527,181	NVIDIA Corp.	316,508,929
792,138	NXP Semiconductors NV ADR (Netherlands)	152,494,486
1,291,260	ON Semiconductor Corp. (a)	50,359,140
355,131	Qorvo, Inc. (a)	66,825,000
2,123,644	Qualcomm, Inc.	294,761,787
516,993	Skyworks Solutions, Inc.	93,746,341
1,148,214	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	134,042,502
522,631	Teradyne, Inc.	65,370,686
1,678,792	Texas Instruments, Inc.	303,038,744
		2,827,441,312
Electrical Equipment, Appliance, and Component Manufacturing - 0.8%
167,839	IPG Photonics Corp. (a)	36,439,525
Machinery Manufacturing - 12.0%
1,223,502	Applied Materials, Inc.	162,370,950
243,677	ASML Holding NV ADR (Netherlands)	157,927,064
232,667	Brooks Automation, Inc.	23,576,147
327,204	II-VI, Inc. (a)	21,968,477
254,956	Lam Research Corp.	158,187,450
		524,030,088
Merchant Wholesalers, Durable Goods - 4.5%
423,021	Entegris, Inc.	47,623,704
464,644	KLA-Tencor Corp.	146,525,485
		194,149,189
Primary Metal Manufacturing - 0.4%
137,690	Silicon Laboratories, Inc. (a)	19,407,406
	TOTAL COMMON STOCKS (Cost $3,519,873,718)	$3,618,235,040
Shares		Fair Value
SHORT TERM INVESTMENTS - 20.1%
Money Market Funds - 20.1%
801,833,350	Dreyfus Government Cash Management Institutional Shares, 0.03% (b)	$801,833,350
35,338,000	Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (b)	35,338,000
40,726,245	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (b)	40,726,245
	TOTAL SHORT TERM INVESTMENTS (Cost $877,897,595)	$877,897,595
	TOTAL INVESTMENTS (Cost $4,397,771,313) - 102.9% (c)	$4,496,132,635
	Liabilities in Excess of Other Assets - (2.9)%	(128,146,512)
	TOTAL NET ASSETS - 100.0%	$4,367,986,123

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2021.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $3,375,571,117.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Semiconductor Bull 3X Shares

Long Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of PHLX Semiconductor Sector Index	0.5103% representing 1 month LIBOR rate + spread	Barclays	12/9/2021	394,547	$1,186,881,989	$39,903,867
Total return of PHLX Semiconductor Sector Index	0.3561% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/9/2021	255,396	765,345,383	30,074,171
Total return of PHLX Semiconductor Sector Index	0.7603% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2021	506,278	1,539,492,383	35,185,968
Total return of PHLX Semiconductor Sector Index	0.4103% representing 1 month LIBOR rate + spread	J.P. Morgan	12/9/2021	293,904	898,804,958	15,460,942
Total return of PHLX Semiconductor Sector Index	0.4103% representing 1 month LIBOR rate + spread	Citibank N.A.	12/13/2021	885,727	2,794,596,527	(40,173,839)
Total return of PHLX Semiconductor Sector Index	0.8603% representing 1 month LIBOR rate + spread	BNP Paribas	2/16/2022	177,528	534,925,822	17,927,458
Total return of PHLX Semiconductor Sector Index	0.8603% representing 1 month LIBOR rate + spread	BNP Paribas	2/16/2022	52,770	165,334,249	(1,032,885)
Total return of PHLX Semiconductor Sector Index	0.8603% representing 1 month LIBOR rate + spread	BNP Paribas	3/16/2022	240,000	711,040,608	35,518,819
Total return of PHLX Semiconductor Sector Index	0.8603% representing 1 month LIBOR rate + spread	BNP Paribas	3/16/2022	70,000	222,343,113	(4,570,315)
Total return of PHLX Semiconductor Sector Index	0.8603% representing 1 month LIBOR rate + spread	BNP Paribas	4/20/2022	35,000	106,153,482	2,711,196
Total return of PHLX Semiconductor Sector Index	0.8603% representing 1 month LIBOR rate + spread	BNP Paribas	4/20/2022	35,000	115,578,903	(6,777,847)
Total return of PHLX Semiconductor Sector Index	0.8603% representing 1 month LIBOR rate + spread	BNP Paribas	5/18/2022	105,000	336,348,884	(9,819,991)
					$9,376,846,301	$114,407,544

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Semiconductor Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
SHORT TERM INVESTMENTS - 76.0%
Money Market Funds - 76.0%
29,085,286	Dreyfus Government Cash Management Institutional Shares, 0.03% (a)	$29,085,286
7,910,000	Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (a)	7,910,000
23,023,931	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (a)	23,023,931
	TOTAL SHORT TERM INVESTMENTS (Cost $60,019,217) (b)	$60,019,217
	TOTAL INVESTMENTS (Cost $60,019,217) - 76.0%	$60,019,217
	Other Assets in Excess of Liabilities - 24.0%	18,976,915
	TOTAL NET ASSETS - 100.0%	$78,996,132

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2021.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $60,019,217.

Short Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received/(Paid) at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
0.1103% representing 1 month LIBOR rate + spread	Total return of PHLX Semiconductor Sector Index	BNP Paribas	8/18/2021	2,566	$5,229,766	$(2,815,114)
0.1103% representing 1 month LIBOR rate + spread	Total return of PHLX Semiconductor Sector Index	Barclays	12/9/2021	8,963	25,829,681	(2,126,717)
0.1561% representing 1 month LIBOR rate + spread	Total return of PHLX Semiconductor Sector Index	Bank of America Merrill Lynch	12/9/2021	14,138	38,664,164	(5,452,203)
0.2903% representing 1 month LIBOR rate + spread	Total return of PHLX Semiconductor Sector Index	UBS Securities LLC	12/9/2021	5,338	15,243,005	(1,404,845)
(0.0398)% representing 1 month LIBOR rate + spread	Total return of PHLX Semiconductor Sector Index	J.P. Morgan	12/9/2021	8,294	25,183,746	(666,821)
0.1103% representing 1 month LIBOR rate + spread	Total return of PHLX Semiconductor Sector Index	Citibank N.A.	12/13/2021	34,162	107,758,235	1,289,440
0.1103% representing 1 month LIBOR rate + spread	Total return of PHLX Semiconductor Sector Index	BNP Paribas	2/16/2022	2,773	8,554,802	(92,745)
					$226,463,399	$(11,269,005)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Technology Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
COMMON STOCKS - 69.6%
Administrative and Support Services - 5.3%
96,612	Accenture PLC Class A ADR (Ireland)	$28,014,582
65,184	Automatic Data Processing, Inc.	12,188,756
17,643	Broadridge Financial Solutions, Inc.	2,798,709
12,707	FleetCor Technologies, Inc. (a)	3,656,058
13,514	Gartner, Inc. (a)	2,647,122
258,346	Visa, Inc. Class A	60,339,292
		109,644,519
Amusement, Gambling, and Recreation Industries - 0.5%
44,966	Global Payments, Inc.	9,651,053
Computer & Electronic Product Manufacturing - 0.2%
198,185	Hewlett Packard Enterprise Co.	3,174,924
Computer and Electronic Product Manufacturing - 32.0%
184,580	Advanced Micro Devices, Inc. (a)	15,065,420
91,259	Amphenol Corp. Class A	6,145,381
56,180	Analog Devices, Inc.	8,604,529
2,403,673	Apple, Inc.	315,986,853
8,374	Arista Networks, Inc. (a)	2,639,234
62,172	Broadcom, Inc.	28,362,866
643,048	Cisco Systems, Inc.	32,737,574
19,662	Enphase Energy, Inc. (a)	2,737,933
19,989	FLIR System, Inc.	1,198,740
20,633	Fortinet, Inc. (a)	4,213,878
190,783	HP, Inc.	6,507,608
618,863	Intel Corp.	35,603,188
136,107	International Business Machines Corp.	19,310,861
28,337	Keysight Technologies, Inc. (a)	4,090,446
40,820	Maxim Integrated Products, Inc.	3,837,080
41,015	Microchip Technology, Inc.	6,164,144
170,384	Micron Technology, Inc. (a)	14,664,951
6,540	Monolithic Power Systems, Inc.	2,363,425
25,752	Motorola Solutions, Inc.	4,849,102
33,917	NetApp, Inc.	2,533,261
94,440	NVIDIA Corp.	56,699,887
42,182	NXP Semiconductors NV ADR (Netherlands)	8,120,457
17,253	Qorvo, Inc. (a)	3,246,497
173,032	Qualcomm, Inc.	24,016,842
30,592	Seagate Technology PLC ADR (Ireland)	2,840,161
25,122	Skyworks Solutions, Inc.	4,555,372
25,375	Teradyne, Inc.	3,173,905
140,167	Texas Instruments, Inc.	25,301,545
38,221	Trimble, Inc. (a)	3,134,122
46,633	Western Digital Corp. (a)	3,293,689
37,437	Xilinx, Inc.	4,790,438
Shares		Fair Value
Computer and Electronic Product Manufacturing (continued)
8,143	Zebra Technologies Corp. Class A (a)	$3,971,667
		660,761,056
Credit Intermediation and Related Activities - 3.2%
94,605	Fidelity National Information Services, Inc.	14,465,104
133,553	MasterCard, Inc. Class A	51,025,259
62,591	Western Union Co.	1,612,344
		67,102,707
Data Processing, Hosting and Related Services - 0.5%
87,692	Fiserv, Inc. (a)	10,533,563
Electrical Equipment, Appliance, and Component Manufacturing - 0.6%
117,045	Corning, Inc.	5,174,560
5,465	IPG Photonics Corp. (a)	1,186,506
50,400	TE Connectivity Ltd. ADR (Switzerland)	6,777,288
		13,138,354
Machinery Manufacturing - 1.5%
139,777	Applied Materials, Inc.	18,549,806
21,776	Lam Research Corp.	13,510,919
		32,060,725
Merchant Wholesalers, Durable Goods - 0.4%
23,475	KLA-Tencor Corp.	7,402,841
Professional, Scientific, and Technical Services - 1.9%
21,473	CDW Corp.	3,829,280
80,821	Cognizant Technology Solutions Corp. Class A	6,498,009
38,775	DXC Technology Co. (a)	1,276,085
9,390	F5 Networks, Inc. (a)	1,753,676
11,582	Jack Henry & Associates, Inc.	1,885,897
49,980	Juniper Networks, Inc.	1,268,992
48,886	Paychex, Inc.	4,765,896
29,875	ServiceNow, Inc. (a)	15,127,804
15,149	VeriSign, Inc. (a)	3,314,147
		39,719,786
Publishing Industries (except Internet) - 21.2%
73,021	Adobe Systems, Inc. (a)	37,119,495
24,850	Akamai Technologies, Inc. (a)	2,701,195
13,213	ANSYS, Inc. (a)	4,831,465
33,487	Autodesk, Inc. (a)	9,775,190
42,493	Cadence Design Systems, Inc. (a)	5,599,303
18,727	Citrix Systems, Inc.	2,319,339
41,711	Intuit, Inc.	17,191,606
1,148,800	Microsoft Corp.	289,704,384
88,639	NortonLifeLock, Inc.	1,915,489
282,501	Oracle Corp.	21,410,751
7,470	Paycom Software, Inc. (a)	2,871,543
16,010	PTC, Inc. (a)	2,096,349
139,789	Salesforce.com, Inc. (a)	32,196,202
23,212	Synopsys, Inc. (a)	5,734,757
6,178	Tyler Technologies, Inc. (a)	2,624,785
		438,091,853

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Technology Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2021

Shares		Fair Value
Telecommunications - 2.3%
178,387	PayPal Holdings, Inc. (a)	$46,789,126
	TOTAL COMMON STOCKS (Cost $1,273,252,159)	$1,438,070,507
SHORT TERM INVESTMENTS - 27.3%
Money Market Funds - 27.3%
465,937,552	Dreyfus Government Cash Management Institutional Shares, 0.03% (b)	$465,937,552
98,219,000	Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (b)	98,219,000
166,652	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (b)	166,652
	TOTAL SHORT TERM INVESTMENTS (Cost $564,323,204)	$564,323,204
	TOTAL INVESTMENTS (Cost $1,837,575,363) - 96.9% (c)	$2,002,393,711
	Other Assets in Excess of Liabilities - 3.1%	64,313,795
	TOTAL NET ASSETS - 100.0%	$2,066,707,506

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2021.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,324,345,196.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Technology Bull 3X Shares

Long Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Technology Select Sector Index	0.5603% representing 1 month LIBOR rate + spread	Barclays	12/9/2021	584,114	$827,026,714	$(5,353,692)
Total return of Technology Select Sector Index	0.5061% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/9/2021	670,332	859,338,998	84,538,695
Total return of Technology Select Sector Index	0.6603% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2021	483,810	605,444,672	75,796,722
Total return of Technology Select Sector Index	0.5603% representing 1 month LIBOR rate + spread	J.P. Morgan	12/9/2021	310,005	415,834,649	20,306,132
Total return of Technology Select Sector Index	0.8003% representing 1 month LIBOR rate + spread	Citibank N.A.	12/13/2021	448,951	581,810,400	49,871,204
Total return of Technology Select Sector Index	0.8603% representing 1 month LIBOR rate + spread	BNP Paribas	4/20/2022	752,886	1,000,339,423	58,504,458
Total return of Technology Select Sector Index	0.8603% representing 1 month LIBOR rate + spread	BNP Paribas	4/20/2022	75,000	108,357,998	(2,882,276)
Total return of Technology Select Sector Index	0.8603% representing 1 month LIBOR rate + spread	BNP Paribas	5/18/2022	60,000	86,260,270	(1,858,907)
					$4,484,413,124	$278,922,336

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Technology Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
SHORT TERM INVESTMENTS - 70.8%
Money Market Funds - 70.8%
17,634,226	Dreyfus Government Cash Management Institutional Shares, 0.03% (a)	$17,634,226
13,430,006	Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (a)	13,430,006
11,235,552	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (a)	11,235,552
	TOTAL SHORT TERM INVESTMENTS (Cost $42,299,784) (b)	$42,299,784
	TOTAL INVESTMENTS (Cost $42,299,784) - 70.8%	$42,299,784
	Other Assets in Excess of Liabilities - 29.2%	17,451,127
	TOTAL NET ASSETS - 100.0%	$59,750,911

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2021.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $42,299,784.

Short Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
0.1103% representing 1 month LIBOR rate + spread	Total return of Technology Select Sector Index	Barclays	11/26/2021	54,073	$77,054,820	$980,803
0.3061% representing 1 month LIBOR rate + spread	Total return of Technology Select Sector Index	Bank of America Merrill Lynch	12/9/2021	11,938	14,980,161	(1,845,239)
0.3603% representing 1 month LIBOR rate + spread	Total return of Technology Select Sector Index	UBS Securities LLC	12/9/2021	25,835	32,835,252	(3,581,914)
0.1103% representing 1 month LIBOR rate + spread	Total return of Technology Select Sector Index	J.P. Morgan	12/9/2021	5,078	6,736,323	(410,040)
0.3603% representing 1 month LIBOR rate + spread	Total return of Technology Select Sector Index	Citibank N.A.	12/13/2021	23,802	31,161,480	(2,370,852)
0.1103% representing 1 month LIBOR rate + spread	Total return of Technology Select Sector Index	BNP Paribas	3/16/2022	697	911,054	(70,246)
0.1103% representing 1 month LIBOR rate + spread	Total return of Technology Select Sector Index	BNP Paribas	4/20/2022	6,000	7,977,186	(466,601)
					$171,656,276	$(7,764,089)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Transportation Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
COMMON STOCKS - 52.0%
Air Transportation - 5.7%
21,132	Alaska Air Group, Inc. (a)	$1,461,066
21,132	American Airlines Group, Inc. (a)	458,987
21,132	Delta Air Lines, Inc. (a)	991,513
21,132	JetBlue Airways Corp. (a)	430,248
21,132	Southwest Airlines Co. (a)	1,326,667
21,132	United Continental Holdings, Inc. (a)	1,149,581
		5,818,062
Couriers and Messengers - 10.2%
21,132	FedEx Corp.	6,134,831
21,132	United Parcel Service, Inc. Class B	4,307,970
		10,442,801
Rail Transportation - 18.5%
21,132	CSX Corp.	2,129,049
21,132	Kansas City Southern Railway Co.	6,174,982
21,132	Norfolk Southern Corp.	5,900,899
21,132	Union Pacific Corp.	4,693,206
		18,898,136
Rental and Leasing Services - 3.5%
21,132	Avis Budget Group, Inc. (a)	1,893,639
21,132	Ryder System, Inc.	1,687,179
		3,580,818
Support Activities for Transportation - 9.2%
21,132	C.H. Robinson Worldwide, Inc.	2,051,494
21,132	Expeditors International of Washington, Inc.	2,321,561
21,132	J.B. Hunt Transport Services, Inc.	3,607,444
21,132	Matson, Inc.	1,380,554
		9,361,053
Truck Transportation - 3.6%
21,132	Landstar System, Inc.	3,640,621
Water Transportation - 1.3%
21,132	Kirby Corp. (a)	1,346,108
	TOTAL COMMON STOCKS (Cost $47,092,508)	$53,087,599
Shares		Fair Value
SHORT TERM INVESTMENTS - 31.5%
Money Market Funds - 31.5%
26,740	Dreyfus Government Cash Management Institutional Shares, 0.03% (b)	$26,740
17,970,000	Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (b)	17,970,000
14,228,402	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (b)	14,228,402
	TOTAL SHORT TERM INVESTMENTS (Cost $32,225,142)	$32,225,142
	TOTAL INVESTMENTS (Cost $79,317,650) - 83.5% (c)	$85,312,741
	Other Assets in Excess of Liabilities - 16.5%	16,884,240
	TOTAL NET ASSETS - 100.0%	$102,196,981

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2021.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $56,287,468.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Transportation Bull 3X Shares

Long Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Dow Jones Transportation Average Index	0.6103% representing 1 month LIBOR rate + spread	J.P. Morgan	5/28/2021	1,240	$11,044,343	$8,077,428
Total return of Dow Jones Transportation Average Index	0.4603% representing 1 month LIBOR rate + spread	Barclays	11/26/2021	6,358	95,047,729	2,504,587
Total return of Dow Jones Transportation Average Index	0.8103% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/7/2021	2,838	39,109,461	4,428,161
Total return of Dow Jones Transportation Average Index	0.6103% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2021	3,401	43,282,563	8,981,825
Total return of Dow Jones Transportation Average Index	0.6103% representing 1 month LIBOR rate + spread	Citibank N.A.	12/13/2021	2,681	38,151,350	2,987,297
					$226,635,446	$26,979,298

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Utilities Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
COMMON STOCKS - 67.5%
Utilities - 67.5%
10,115	AES Corp.	$281,399
3,783	Alliant Energy Corp.	212,491
3,834	Ameren Corp.	325,277
7,517	American Electric Power Co., Inc.	666,833
2,747	American Water Works Co., Inc.	428,505
1,940	Atmos Energy Corp.	200,965
8,348	CenterPoint Energy, Inc.	204,442
4,372	CMS Energy Corp.	281,513
5,183	Consolidated Edison, Inc.	401,216
12,195	Dominion Energy, Inc.	974,380
2,934	DTE Energy Co.	410,819
11,636	Duke Energy Corp.	1,171,629
5,742	Edison International	341,362
3,035	Entergy Corp.	331,695
3,434	Evergy, Inc.	219,673
5,193	Eversource Energy	447,740
14,780	Exelon Corp.	664,213
8,223	FirstEnergy Corp.	311,816
29,666	NextEra Energy, Inc.	2,299,412
5,932	NiSource, Inc.	154,351
3,705	NRG Energy, Inc.	132,713
1,706	Pinnacle West Capital Corp.	144,413
11,638	PPL Corp.	339,015
7,646	Public Service Enterprise Group, Inc.	482,921
4,582	Sempra Energy	630,346
15,993	Southern Co.	1,058,257
4,774	WEC Energy Group, Inc.	463,890
8,138	Xcel Energy, Inc.	580,239
		14,161,525
	TOTAL COMMON STOCKS (Cost $13,673,360)	$14,161,525
Shares		Fair Value
SHORT TERM INVESTMENTS - 22.9%
Money Market Funds - 22.9%
1,382,478	Dreyfus Government Cash Management Institutional Shares, 0.03% (b)	$1,382,478
3,424,534	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (b)	3,424,534
	TOTAL SHORT TERM INVESTMENTS (Cost $4,807,012)	$4,807,012
	TOTAL INVESTMENTS (Cost $18,480,372) - 90.4% (c)	$18,968,537
	Other Assets in Excess of Liabilities - 9.6%	2,026,565
	TOTAL NET ASSETS - 100.0%	$20,995,102

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2021.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $11,825,899.

Long Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Utilities Select Sector Index	0.6103% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2021	29,292	$18,813,805	$1,035,409
Total return of Utilities Select Sector Index	0.5603% representing 1 month LIBOR rate + spread	Citibank N.A.	12/13/2021	10,375	6,814,813	221,136
Total return of Utilities Select Sector Index	0.5603% representing 1 month LIBOR rate + spread	J.P. Morgan	12/15/2021	32,569	21,853,917	163,037
					$47,482,535	$1,419,582

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily 7-10 Year Treasury Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
INVESTMENT COMPANIES - 70.1%
109,463	iShares 7-10 Year Treasury Bond ETF (a)	$12,477,687
	TOTAL INVESTMENT COMPANIES (Cost $12,199,118)	$12,477,687
SHORT TERM INVESTMENTS - 34.0%
Money Market Funds - 34.0%
5,290,168	Dreyfus Government Cash Management Institutional Shares, 0.03% (b)	$5,290,168
440,000	Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (b)	440,000
331,637	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (b)	331,637
	TOTAL SHORT TERM INVESTMENTS (Cost $6,061,805)	$6,061,805
	TOTAL INVESTMENTS (Cost $18,260,923) - 104.1% (c)	$18,539,492
	Liabilities in Excess of Other Assets - (4.1)%	(734,395)
	TOTAL NET ASSETS - 100.0%	$17,805,097

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2021.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $14,606,447.

Long Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid/(Received) at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares 7-10 Year Treasury Bond ETF	0.2561% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/9/2021	105,804	$12,079,292	$(19,680)
Total return of iShares 7-10 Year Treasury Bond ETF	0.3103% representing 1 month LIBOR rate + spread	J.P. Morgan	12/9/2021	111,935	13,148,074	(379,253)
Total return of iShares 7-10 Year Treasury Bond ETF	(0.5198)% representing 1 month LIBOR rate + spread	BNP Paribas	3/16/2022	113,013	13,224,781	(311,259)
Total return of iShares 7-10 Year Treasury Bond ETF	(0.5198)% representing 1 month LIBOR rate + spread	BNP Paribas	4/20/2022	4,230	482,070	241
Total return of iShares 7-10 Year Treasury Bond ETF	0.7603% representing 1 month LIBOR rate + spread	Barclays	5/6/2022	24,151	2,748,273	3,478
					$41,682,490	$(706,473)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily 7-10 Year Treasury Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
SHORT TERM INVESTMENTS - 59.9%
Money Market Funds - 59.9%
4,333,204	Dreyfus Government Cash Management Institutional Shares, 0.03% (a)	$4,333,204
250,000	Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (a)	250,000
4,470,381	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (a)	4,470,381
	TOTAL SHORT TERM INVESTMENTS (Cost $9,053,585) (b)	$9,053,585
	TOTAL INVESTMENTS (Cost $9,053,585) - 59.9%	$9,053,585
	Other Assets in Excess of Liabilities - 40.1%	6,058,422
	TOTAL NET ASSETS - 100.0%	$15,112,007

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2021.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $9,053,585.

Short Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received/(Paid) at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
(0.8398)% representing 1 month LIBOR rate + spread	Total return of iShares 7-10 Year Treasury Bond ETF	J.P. Morgan	4/19/2021	194,788	$22,262,308	$52,203
(0.2398)% representing 1 month LIBOR rate + spread	Total return of iShares 7-10 Year Treasury Bond ETF	Barclays	2/13/2022	3,071	349,222	(885)
0.2061% representing 1 month LIBOR rate + spread	Total return of iShares 7-10 Year Treasury Bond ETF	Bank of America Merrill Lynch	2/17/2022	79,635	9,084,046	6,607
(0.8198)% representing 1 month LIBOR rate + spread	Total return of iShares 7-10 Year Treasury Bond ETF	BNP Paribas	3/16/2022	96,503	11,292,781	259,840
(0.8198)% representing 1 month LIBOR rate + spread	Total return of iShares 7-10 Year Treasury Bond ETF	BNP Paribas	4/20/2022	19,848	2,259,223	(5,615)
(0.8198)% representing 1 month LIBOR rate + spread	Total return of iShares 7-10 Year Treasury Bond ETF	BNP Paribas	5/18/2022	3,880	443,312	890
					$45,690,892	$313,040

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily 20+ Year Treasury Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
INVESTMENT COMPANIES - 68.9%
946,119	iShares 20+ Year Treasury Bond ETF (a)(b)	$131,169,938
	TOTAL INVESTMENT COMPANIES (Cost $138,646,603)	$131,169,938
SHORT TERM INVESTMENTS - 69.1%
Money Market Funds - 69.1%
117,444,948 Dreyfus Government Cash Management Institutional	Shares, 0.03% (c)(d)	$117,444,948
14,142,522	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (c)	14,142,522
	TOTAL SHORT TERM INVESTMENTS (Cost $131,587,470)	$131,587,470
	TOTAL INVESTMENTS (Cost $270,234,073) - 138.0% (e)	$262,757,408
	Liabilities in Excess of Other Assets - (38.0)%	(72,448,321)
	TOTAL NET ASSETS - 100.0%	$190,309,087
Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2021.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $170,004,214.

Long Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares 20+ Year Treasury Bond ETF	0.4061% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/9/2021	572,697	$89,436,299	$(9,810,489)
Total return of iShares 20+ Year Treasury Bond ETF	0.4503% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2021	860,291	133,647,450	(14,069,573)
Total return of iShares 20+ Year Treasury Bond ETF	0.4103% representing 1 month LIBOR rate + spread	J.P. Morgan	12/9/2021	481,833	74,926,030	(7,927,811)
Total return of iShares 20+ Year Treasury Bond ETF	0.2103% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/10/2021	131,519	19,185,839	(913,327)
Total return of iShares 20+ Year Treasury Bond ETF	0.2103% representing 1 month LIBOR rate + spread	Citibank N.A.	12/13/2021	321,055	44,434,189	101,539
Total return of iShares 20+ Year Treasury Bond ETF	0.3803% representing 1 month LIBOR rate + spread	BNP Paribas	4/20/2022	462,936	63,551,765	1,222,468
Total return of iShares 20+ Year Treasury Bond ETF	0.3803% representing 1 month LIBOR rate + spread	BNP Paribas	4/20/2022	135,339	19,000,527	(237,848)
Total return of iShares 20+ Year Treasury Bond ETF	0.3803% representing 1 month LIBOR rate + spread	BNP Paribas	5/18/2022	206,275	28,860,151	(260,693)
					$473,042,250	$(31,895,734)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily 20+ Year Treasury Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2021

Shares		Fair Value
SHORT TERM INVESTMENTS - 60.8%
Money Market Funds - 60.8%
90,590,224	Dreyfus Government Cash Management Institutional Shares, 0.03% (a)	$90,590,224
59,489,019	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (a)	59,489,019
	TOTAL SHORT TERM INVESTMENTS (Cost $150,079,243) (b)	$150,079,243
	TOTAL INVESTMENTS (Cost $150,079,243) - 60.8%	$150,079,243
	Other Assets in Excess of Liabilities - 39.2%	96,812,972
	TOTAL NET ASSETS - 100.0%	$246,892,215

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2021.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $150,079,243.

Short Total Return Swap Contracts (Unaudited)

April 30, 2021

Terms of Payments to be Received/(Paid) at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
(0.0898)% representing 1 month LIBOR rate + spread	Total return of iShares 20+ Year Treasury Bond ETF	J.P. Morgan	5/28/2021	773,319	$113,325,330	$5,652,174
(0.1198)% representing 1 month LIBOR rate + spread	Total return of iShares 20+ Year Treasury Bond ETF	Credit Suisse Capital LLC	12/7/2021	1,013,766	151,935,998	10,880,881
0.2403% representing 1 month LIBOR rate + spread	Total return of iShares 20+ Year Treasury Bond ETF	UBS Securities LLC	12/9/2021	817,749	124,671,413	10,939,692
(0.3939)% representing 1 month LIBOR rate + spread	Total return of iShares 20+ Year Treasury Bond ETF	Bank of America Merrill Lynch	12/9/2021	847,164	119,264,622	1,486,793
(0.0998)% representing 1 month LIBOR rate + spread	Total return of iShares 20+ Year Treasury Bond ETF	Citibank N.A.	12/13/2021	470,157	65,197,680	(61,094)
0.1603% representing 1 month LIBOR rate + spread	Total return of iShares 20+ Year Treasury Bond ETF	BNP Paribas	4/20/2022	745,686	101,903,336	(1,692,184)
0.1603% representing 1 month LIBOR rate + spread	Total return of iShares 20+ Year Treasury Bond ETF	BNP Paribas	5/18/2022	435,696	60,609,633	198,505
0.1603% representing 1 month LIBOR rate + spread	Total return of iShares 20+ Year Treasury Bond ETF	BNP Paribas	5/18/2022	238,942	33,096,851	(34,188)
					$770,004,863	$27,370,579

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Assets and Liabilities (Unaudited)

April 30, 2021

	Direxion Daily Mid Cap Bull 3X Shares	Direxion Daily S&P 500® Bull 3X Shares	Direxion Daily S&P 500® Bear 3X Shares	Direxion Daily Small Cap Bull 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$116,074,014	$2,250,956,556	$494,784,866	$2,116,759,379
Cash equivalents	5,835,231	—	—	108,978,834
Receivable for Fund shares sold	—	—	7,847,173	18,967,833
Receivable for investments sold	—	—	—	67,463,956
Dividend and interest receivable	508	12,434	9,775	74,881
Due from broker for swap contracts	50,570	3,428,114	6,705	1,036,452
Unrealized appreciation on swap contracts	19,640,015	406,015,250	—	246,978,833
Prepaid expenses and other assets	8,510	3,785	6,162	20,486
Total Assets	141,608,848	2,660,416,139	502,654,681	2,560,280,654
Liabilities:
Collateral for securities loaned (Note 2)	—	—	—	472,784,387
Payable for Fund shares redeemed	—	—	6,539,310	29,281,613
Unrealized depreciation on swap contracts	314,653	52,361	98,170,953	939,612
Due to Adviser, net (Note 6)	68,825	1,394,742	259,813	1,173,354
Due to broker for swap contracts	22,780,000	446,515,999	—	305,237,000
Accrued expenses and other liabilities	50,749	805,391	252,219	663,096
Total Liabilities	23,214,227	448,768,493	105,222,295	810,079,062
Net Assets	$118,394,621	$2,211,647,646	$397,432,386	$1,750,201,592
Net Assets Consist of:
Capital stock	$62,268,153	$1,036,724,412	$3,031,056,007	$322,303,922
Total distributable earnings (loss)	56,126,468	1,174,923,234	(2,633,623,621)	1,427,897,670
Net Assets	$118,394,621	$2,211,647,646	$397,432,386	$1,750,201,592
Calculation of Net Asset Value Per Share:
Net assets	$118,394,621	$2,211,647,646	$397,432,386	$1,750,201,592
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	1,850,132	22,450,002	14,876,918	18,650,002
Net assets value, redemption price and offering price per share	$63.99	$98.51	$26.71	$93.84
Cost of Investments	$98,185,390	$2,080,839,507	$494,784,866	$2,089,051,477

*  Securities loaned with values of $–, $–, $– and $585,317,830, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Assets and Liabilities (Unaudited)

April 30, 2021

	Direxion Daily Small Cap Bear 3X Shares	Direxion Daily FTSE China Bull 3X Shares	Direxion Daily FTSE China Bear 3X Shares	Direxion Daily FTSE Europe Bull 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$384,932,075	$532,115,754	$36,899,865	$37,760,506
Cash equivalents	—	2,593,787	—	7,253,166
Dividend and interest receivable	7,581	67,731	903	515
Due from broker for swap contracts	—	11,760	—	261,687
Unrealized appreciation on swap contracts	—	—	1,139,046	6,292,161
Prepaid expenses and other assets	14,887	7,432	5,032	10,701
Total Assets	384,954,543	534,796,464	38,044,846	51,578,736
Liabilities:
Collateral for securities loaned (Note 2)	—	123,774,283	—	—
Payable for Fund shares redeemed	—	404,261	—	—
Unrealized depreciation on swap contracts	51,004,081	28,680,002	1,502,598	78,563
Due to Adviser, net (Note 6)	209,268	246,971	21,312	27,030
Due to broker for swap contracts	—	6,029,660	550,000	7,984,649
Accrued expenses and other liabilities	167,978	292,194	49,480	22,808
Total Liabilities	51,381,327	159,427,371	2,123,390	8,113,050
Net Assets	$333,573,216	$375,369,093	$35,921,456	$43,465,686
Net Assets Consist of:
Capital stock	$4,161,203,745	$483,536,313	$155,357,699	$50,781,807
Total distributable loss	(3,827,630,529)	(108,167,220)	(119,436,243)	(7,316,121)
Net Assets	$333,573,216	$375,369,093	$35,921,456	$43,465,686
Calculation of Net Asset Value Per Share:
Net assets	$333,573,216	$375,369,093	$35,921,456	$43,465,686
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	10,522,797	20,100,013	2,577,337	1,300,001
Net assets value, redemption price and offering price per share	$31.70	$18.68	$13.94	$33.44
Cost of Investments	$384,932,075	$539,667,106	$36,899,865	$35,481,068

*  Securities loaned with values of $–, $119,836,553, $– and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Assets and Liabilities (Unaudited)

April 30, 2021

	Direxion Daily MSCI Emerging Markets Bull 3X Shares	Direxion Daily MSCI Emerging Markets Bear 3X Shares	Direxion Daily MSCI Mexico Bull 3X Shares	Direxion Daily MSCI South Korea Bull 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$231,184,327	$12,532,778	$26,286,815	$59,996,396
Cash equivalents	25,813,309	8,785,369	—	—
Receivable for Fund shares sold	—	—	—	9,379
Dividend and interest receivable	26,967	350	1,161	1,058
Due from broker for swap contracts	—	—	—	296,735
Unrealized appreciation on swap contracts	625,674	293,304	2,137,899	4,093,412
Prepaid expenses and other assets	10,476	46,381	4,460	6,181
Total Assets	257,660,753	21,658,182	28,430,335	64,403,161
Liabilities:
Collateral for securities loaned (Note 2)	4,272,735	—	965,609	—
Unrealized depreciation on swap contracts	4,990,195	739,607	296,871	417,837
Due to Adviser, net (Note 6)	159,011	9,827	16,101	41,154
Due to broker for swap contracts	7,630,730	20,000	3,502,882	7,824,764
Accrued expenses and other liabilities	87,034	39,849	20,882	42,475
Total Liabilities	17,139,705	809,283	4,802,345	8,326,230
Net Assets	$240,521,048	$20,848,899	$23,627,990	$56,076,931
Net Assets Consist of:
Capital stock	$340,853,869	$367,817,200	$19,407,880	$27,233,825
Total distributable earnings (loss)	(100,332,821)	(346,968,301)	4,220,110	28,843,106
Net Assets	$240,521,048	$20,848,899	$23,627,990	$56,076,931
Calculation of Net Asset Value Per Share:
Net assets	$240,521,048	$20,848,899	$23,627,990	$56,076,931
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	2,381,598	2,495,232	333,205	1,350,001
Net assets value, redemption price and offering price per share	$100.99	$8.36	$70.91	$41.54
Cost of Investments	$230,922,115	$12,532,778	$25,837,528	$60,692,790

*  Securities loaned with values of $4,106,690, $–, $921,201 and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Assets and Liabilities (Unaudited)

April 30, 2021

	Direxion Daily Aerospace & Defense Bull 3X Shares	Direxion Daily Consumer Discretionary Bull 3X Shares	Direxion Daily Dow Jones Internet Bull 3X Shares	Direxion Daily Dow Jones Internet Bear 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$292,842,461	$40,838,095	$74,471,677	$2,461,445
Cash equivalents	64,760,431	8,986,941	—	770,098
Dividend and interest receivable	67,981	6,693	570	72
Due from broker for swap contracts	—	—	263,652	—
Unrealized appreciation on swap contracts	53,253,150	7,098,500	7,365,772	66,636
Prepaid expenses and other assets	26,140	19,058	6,199	14,241
Total Assets	410,950,163	56,949,287	82,107,870	3,312,492
Liabilities:
Collateral for securities loaned (Note 2)	327,174	—	—	—
Unrealized depreciation on swap contracts	—	2,599	—	—
Due to Adviser, net (Note 6)	236,340	29,155	48,164	468
Due to broker for swap contracts	55,848,282	6,600,000	10,720,513	—
Accrued expenses and other liabilities	138,694	27,108	21,174	12,793
Total Liabilities	56,550,490	6,658,862	10,789,851	13,261
Net Assets	$354,399,673	$50,290,425	$71,318,019	$3,299,231
Net Assets Consist of:
Capital stock	$207,268,949	$32,501,371	$40,813,951	$11,970,679
Total distributable earnings (loss)	147,130,724	17,789,054	30,504,068	(8,671,448)
Net Assets	$354,399,673	$50,290,425	$71,318,019	$3,299,231
Calculation of Net Asset Value Per Share:
Net assets	$354,399,673	$50,290,425	$71,318,019	$3,299,231
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	15,600,001	750,001	950,001	169,952
Net assets value, redemption price and offering price per share	$22.72	$67.05	$75.07	$19.41
Cost of Investments	$270,321,882	$38,840,024	$69,074,543	$2,461,445

*  Securities loaned with values of $1,762,618, $61,624, $– and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Assets and Liabilities (Unaudited)

April 30, 2021

	Direxion Daily Financial Bull 3X Shares	Direxion Daily Financial Bear 3X Shares	Direxion Daily Healthcare Bull 3X Shares	Direxion Daily Homebuilders & Supplies Bull 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$2,981,231,591	$70,550,938	$135,034,800	$474,494,353
Cash equivalents	199,112,900	49,436,641	24,720,410	17,320,695
Receivable for Fund shares sold	9,728	4,283,494	—	164,618
Dividend and interest receivable	1,655,933	1,538	95,109	150,039
Due from broker for swap contracts	17,303,835	1	173,159	2,173,873
Unrealized appreciation on swap contracts	725,968,331	—	17,510,251	139,640,015
Prepaid expenses and other assets	20,880	6,053	16,759	7,477
Total Assets	3,925,303,198	124,278,665	177,550,488	633,951,070
Liabilities:
Collateral for securities loaned (Note 2)	1,760,957	—	—	—
Payable for Fund shares redeemed	32,604,146	—	—	163,663
Unrealized depreciation on swap contracts	—	5,460,590	—	—
Due to Adviser, net (Note 6)	1,782,769	82,081	96,717	285,513
Due to broker for swap contracts	813,117,000	41,650	19,160,000	160,794,000
Accrued expenses and other liabilities	977,524	93,772	94,747	174,454
Total Liabilities	850,242,396	5,678,093	19,351,464	161,417,630
Net Assets	$3,075,060,802	$118,600,572	$158,199,024	$472,533,440
Net Assets Consist of:
Capital stock	$946,859,364	$3,222,930,249	$101,843,128	$(35,804,245)
Total distributable earnings (loss)	2,128,201,438	(3,104,329,677)	56,355,896	508,337,685
Net Assets	$3,075,060,802	$118,600,572	$158,199,024	$472,533,440
Calculation of Net Asset Value Per Share:
Net assets	$3,075,060,802	$118,600,572	$158,199,024	$472,533,440
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	28,449,289	4,153,351	1,700,008	4,950,000
Net assets value, redemption price and offering price per share	$108.09	$28.56	$93.06	$95.46
Cost of Investments	$2,520,687,189	$70,550,938	$126,523,903	$433,286,461

*  Securities loaned with values of $3,576,131, $–, $– and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Assets and Liabilities (Unaudited)

April 30, 2021

	Direxion Daily Industrials Bull 3X Shares	Direxion Daily MSCI Real Estate Bull 3X Shares	Direxion Daily MSCI Real Estate Bear 3X Shares	Direxion Daily Pharmaceutical & Medical Bull 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$96,098,574	$141,913,997	$14,635,884	$12,738,214
Cash equivalents	—	—	5,789,402	2,234,601
Dividend and interest receivable	30,351	35,517	354	44,439
Due from broker for swap contracts	305,356	—	—	16,316
Unrealized appreciation on swap contracts	14,419,027	30,198,074	9,142	436,102
Prepaid expenses and other assets	25,538	81,961	37,690	11,381
Total Assets	110,878,846	172,229,549	20,472,472	15,481,053
Liabilities:
Collateral for securities loaned (Note 2)	—	176,131	—	—
Unrealized depreciation on swap contracts	—	—	5,517,945	53,502
Due to Adviser, net (Note 6)	57,977	77,171	6,215	6,353
Due to broker for swap contracts	15,888,000	28,786,378	73,305	1,040,115
Accrued expenses and other liabilities	31,471	83,673	18,357	16,123
Total Liabilities	15,977,448	29,123,353	5,615,822	1,116,093
Net Assets	$94,901,398	$143,106,196	$14,856,650	$14,364,960
Net Assets Consist of:
Capital stock	$61,008,606	$102,429,249	$144,981,954	$8,007,572
Total distributable earnings (loss)	33,892,792	40,676,947	(130,125,304)	6,357,388
Net Assets	$94,901,398	$143,106,196	$14,856,650	$14,364,960
Calculation of Net Asset Value Per Share:
Net assets	$94,901,398	$143,106,196	$14,856,650	$14,364,960
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	2,200,001	7,250,000	2,451,444	700,001
Net assets value, redemption price and offering price per share	$43.14	$19.74	$6.06	$20.52
Cost of Investments	$91,079,218	$130,094,271	$14,635,884	$12,988,572

*  Securities loaned with values of $–, $169,752, $– and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Assets and Liabilities (Unaudited)

April 30, 2021

	Direxion Daily Regional Banks Bull 3X Shares	Direxion Daily Retail Bull 3X Shares	Direxion Daily S&P 500® High Beta Bull 3X Shares	Direxion Daily S&P 500® High Beta Bear 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$432,608,479	$144,169,481	$96,289,974	$16,564,438
Cash equivalents	66,165,267	—	12,984,377	9,659,538
Receivable for Fund shares sold	303,571	—	—	—
Dividend and interest receivable	268,893	23,441	62,956	412
Due from broker for swap contracts	50,486	693,296	1,923,455	1
Unrealized appreciation on swap contracts	50,950,575	28,038,663	22,276,583	—
Prepaid expenses and other assets	27,378	21,639	6,919	12,133
Total Assets	550,374,649	172,946,520	133,544,264	26,236,522
Liabilities:
Collateral for securities loaned (Note 2)	—	4,072,484	—	—
Payable for Fund shares redeemed	347,497	—	—	—
Unrealized depreciation on swap contracts	—	—	—	6,605,142
Due to Adviser, net (Note 6)	295,537	83,338	66,158	10,792
Due to broker for swap contracts	66,312,000	32,744,180	27,000,000	—
Accrued expenses and other liabilities	102,249	32,177	38,351	16,365
Total Liabilities	67,057,283	36,932,179	27,104,509	6,632,299
Net Assets	$483,317,366	$136,014,341	$106,439,755	$19,604,223
Net Assets Consist of:
Capital stock	$211,030,319	$12,251,725	$16,177,986	$127,154,894
Total distributable earnings (loss)	272,287,047	123,762,616	90,261,769	(107,550,671)
Net Assets	$483,317,366	$136,014,341	$106,439,755	$19,604,223
Calculation of Net Asset Value Per Share:
Net assets	$483,317,366	$136,014,341	$106,439,755	$19,604,223
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	1,939,718	624,221	1,664,370	1,456,828
Net assets value, redemption price and offering price per share	$249.17	$217.89	$63.95	$13.46
Cost of Investments	$418,365,679	$138,610,904	$89,905,066	$16,564,438

*  Securities loaned with values of $–, $4,481,611, $– and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Assets and Liabilities (Unaudited)

April 30, 2021

	Direxion Daily S&P Biotech Bull 3X Shares	Direxion Daily S&P Biotech Bear 3X Shares	Direxion Daily Semiconductor Bull 3X Shares	Direxion Daily Semiconductor Bear 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$766,123,746	$38,115,966	$4,496,132,635	$60,019,217
Cash equivalents	—	29,889,343	—	33,726,158
Receivable for Fund shares sold	4,663,228	1,016,173	52,965,883	5,635,914
Receivable for investments sold	—	—	114,841,455	—
Dividend and interest receivable	89,256	675	1,786,043	1,374
Due from broker for swap contracts	3,358	—	63,533	1,852
Unrealized appreciation on swap contracts	10,540,564	1,378,027	176,782,421	1,289,440
Prepaid expenses and other assets	17,751	5,768	18,707	5,823
Total Assets	781,437,903	70,405,952	4,842,590,677	100,679,778
Liabilities:
Collateral for securities loaned (Note 2)	24,304,594	—	—	—
Payable for Fund shares redeemed	—	1,977,284	—	9,026,758
Unrealized depreciation on swap contracts	24,257,110	6,019,618	62,374,877	12,558,445
Due to Adviser, net (Note 6)	470,427	39,083	2,547,460	52,161
Due to broker for swap contracts	19,479,868	1,020,000	408,886,567	204
Accrued expenses and other liabilities	263,624	56,820	795,650	46,078
Total Liabilities	68,775,623	9,112,805	474,604,554	21,683,646
Net Assets	$712,662,280	$61,293,147	$4,367,986,123	$78,996,132
Net Assets Consist of:
Capital stock	$626,167,701	$397,785,923	$2,581,407,363	$815,237,720
Total distributable earnings (loss)	86,494,579	(336,492,776)	1,786,578,760	(736,241,588)
Net Assets	$712,662,280	$61,293,147	$4,367,986,123	$78,996,132
Calculation of Net Asset Value Per Share:
Net assets	$712,662,280	$61,293,147	$4,367,986,123	$78,996,132
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	9,061,600	3,016,024	118,550,060	8,301,071
Net assets value, redemption price and offering price per share	$78.65	$20.32	$36.85	$9.52
Cost of Investments	$787,195,130	$38,115,966	$4,397,771,313	$60,019,217

*  Securities loaned with values of $36,514,171, $–, $– and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Assets and Liabilities (Unaudited)

April 30, 2021

	Direxion Daily Technology Bull 3X Shares	Direxion Daily Technology Bear 3X Shares	Direxion Daily Transportation Bull 3X Shares	Direxion Daily Utilities Bull 3X Shares
Assets:
Investments, at fair value (Note 2)	$2,002,393,711	$42,299,784	$85,312,741	$18,968,537
Cash equivalents	137,625,947	25,292,106	18,155,536	3,077,585
Dividend and interest receivable	305,140	998	510	7,044
Due from broker for swap contracts	8,979,817	—	86,618	702
Unrealized appreciation on swap contracts	289,017,211	980,803	26,979,298	1,419,582
Prepaid expenses and other assets	8,491	4,282	25,318	24,664
Total Assets	2,438,330,317	68,577,973	130,560,021	23,498,114
Liabilities:
Payable for Fund shares redeemed	74,192	—	—	—
Unrealized depreciation on swap contracts	10,094,875	8,744,891	—	—
Due to Adviser, net (Note 6)	1,317,035	36,593	59,770	13,288
Due to broker for swap contracts	359,289,317	1,867	28,271,982	2,472,000
Accrued expenses and other liabilities	847,392	43,711	31,288	17,724
Total Liabilities	371,622,811	8,827,062	28,363,040	2,503,012
Net Assets	$2,066,707,506	$59,750,911	$102,196,981	$20,995,102
Net Assets Consist of:
Capital stock	$639,845,861	$344,079,499	$37,131,758	$17,992,813
Total distributable earnings (loss)	1,426,861,645	(284,328,588)	65,065,223	3,002,289
Net Assets	$2,066,707,506	$59,750,911	$102,196,981	$20,995,102
Calculation of Net Asset Value Per Share:
Net assets	$2,066,707,506	$59,750,911	$102,196,981	$20,995,102
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	43,400,000	9,514,848	2,250,001	650,001
Net assets value, redemption price and offering price per share	$47.62	$6.28	$45.42	$32.30
Cost of Investments	$1,837,575,363	$42,299,784	$79,317,650	$18,480,372

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Assets and Liabilities (Unaudited)

April 30, 2021

	Direxion Daily 7-10 Year Treasury Bull 3X Shares	Direxion Daily 7-10 Year Treasury Bear 3X Shares	Direxion Daily 20+ Year Treasury Bull 3X Shares	Direxion Daily 20+ Year Treasury Bear 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$18,539,492	$9,053,585	$262,757,408	$150,079,243
Cash equivalents	—	5,541,202	7,206,385	99,806,453
Receivable for Fund shares sold	—	457,947	—	—
Dividend and interest receivable	133	137	12,244	2,608
Due from broker for swap contracts	—	—	1	1,159
Unrealized appreciation on swap contracts	3,719	319,540	1,324,007	29,158,045
Prepaid expenses and other assets	37,735	38,492	18,687	61,100
Total Assets	18,581,079	15,410,903	271,318,732	279,108,608
Liabilities:
Collateral for securities loaned (Note 2)	—	—	44,077,220	—
Payable for Fund shares redeemed	—	—	3,500,226	—
Unrealized depreciation on swap contracts	710,192	6,500	33,219,741	1,787,466
Due to Adviser, net (Note 6)	8,982	6,644	121,400	151,027
Due to broker for swap contracts	—	230,139	—	30,149,108
Accrued expenses and other liabilities	56,808	55,613	91,058	128,792
Total Liabilities	775,982	298,896	81,009,645	32,216,393
Net Assets	$17,805,097	$15,112,007	$190,309,087	$246,892,215
Net Assets Consist of:
Capital stock	$19,011,179	$77,313,924	$293,324,064	$1,233,511,726
Total distributable loss	(1,206,082)	(62,201,917)	(103,014,977)	(986,619,511)
Net Assets	$17,805,097	$15,112,007	$190,309,087	$246,892,215
Calculation of Net Asset Value Per Share:
Net assets	$17,805,097	$15,112,007	$190,309,087	$246,892,215
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	350,000	1,650,000	8,100,000	3,274,261
Net assets value, redemption price and offering price per share	$50.87	$9.16	$23.49	$75.40
Cost of Investments	$18,260,923	$9,053,585	$270,234,073	$150,079,243

*  Securities loaned with values of $–, $–, $47,714,065 and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2021

	Direxion Daily Mid Cap Bull 3X Shares	Direxion Daily S&P 500® Bull 3X Shares	Direxion Daily S&P 500® Bear 3X Shares	Direxion Daily Small Cap Bull 3X Shares
Investment Income:
Dividend income	$295,458	$9,788,835	$—	$4,489,203
Interest income	2,595	63,556	67,206	60,386
Securities lending income	—	1,108	—	371,185
Total investment income	298,053	9,853,499	67,206	4,920,774
Expenses:
Investment advisory fees (Note 6)	296,392	6,524,128	1,903,752	5,844,803
Licensing fees	31,615	695,907	203,067	467,584
Fund servicing fees	15,061	324,255	96,961	288,584
Management service fees (Note 6)	9,868	217,369	63,521	194,644
Professional fees	8,126	75,881	26,419	67,745
Interest expense	4,800	79,906	227	180,126
Reports to shareholders	4,223	94,562	28,613	83,714
Pricing fees	2,976	2,976	2,976	2,976
Exchange listing fees	2,603	2,603	3,471	2,603
Trustees' fees and expenses	1,026	22,969	6,950	20,334
Insurance fees	763	17,081	5,168	15,121
Other	1,662	39,173	25,713	32,041
Total Expenses	379,115	8,096,810	2,366,838	7,200,275
Recoupment of expenses to Adviser (Note 6)	2,404	123,148	44,807	111,078
Less: Reimbursement of expenses from Adviser (Note 6)	(1,289)	(449)	—	—
Less: Investment advisory fees waived (Note 6)	—	(69,537)	—	(39,562)
Net Expenses	380,230	8,149,972	2,411,645	7,271,791
Net investment income (loss)	(82,177)	1,703,527	(2,344,439)	(2,351,017)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(186,473)	(3,182,992)	—	(15,013,872)
In-kind redemptions	2,123,645	149,533,663	—	238,815,342
Swap contracts	42,623,317	661,103,221	(435,443,033)	1,326,525,963
Net realized gain (loss)	44,560,489	807,453,892	(435,443,033)	1,550,327,433
Change in net unrealized appreciation (depreciation) on:
Investment securities	14,001,767	143,462,008	—	34,751,792
Swap contracts	11,772,729	272,393,098	(21,662,869)	(164,700,185)
Change in net unrealized appreciation (depreciation)	25,774,496	415,855,106	(21,662,869)	(129,948,393)
Net realized and unrealized gain (loss)	70,334,985	1,223,308,998	(457,105,902)	1,420,379,040
Net increase (decrease) in net assets resulting from operations	$70,252,808	$1,225,012,525	$(459,450,341)	$1,418,028,023

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2021

	Direxion Daily Small Cap Bear 3X Shares	Direxion Daily FTSE China Bull 3X Shares	Direxion Daily FTSE China Bear 3X Shares	Direxion Daily FTSE Europe Bull 3X Shares
Investment Income:
Dividend income	$—	$2,512,017	$—	$158,037
Interest income	54,739	16,890	4,729	1,681
Securities lending income	—	826,666	—	2,274
Total investment income	54,739	3,355,573	4,729	161,992
Expenses:
Investment advisory fees (Note 6)	1,420,255	1,222,609	127,042	125,115
Licensing fees	113,621	141,986	14,754	5,449
Fund servicing fees	72,190	61,069	6,879	6,651
Management service fees (Note 6)	47,376	40,730	4,236	4,166
Reports to shareholders	21,207	17,670	1,882	1,786
Professional fees	20,865	18,212	6,370	6,299
Trustees' fees and expenses	5,151	4,292	457	434
Insurance fees	3,831	3,192	340	323
Pricing fees	2,976	2,976	2,976	2,976
Exchange listing fees	2,603	2,603	2,603	2,603
Interest expense	353	15,104	126	1,258
Other	16,886	6,604	661	688
Total Expenses	1,727,314	1,537,047	168,326	157,748
Recoupment of expenses to Adviser (Note 6)	72,029	26,728	—	2,735
Less: Reimbursement of expenses from Adviser (Note 6)	—	(34)	(7,281)	(747)
Net Expenses	1,799,343	1,563,741	161,045	159,736
Net investment income (loss)	(1,744,604)	1,791,832	(156,316)	2,256
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	—	(7,308,910)	—	(121,221)
In-kind redemptions	—	22,272,355	—	569,812
Swap contracts	(644,420,926)	80,196,594	(22,239,889)	12,755,900
Net realized gain (loss)	(644,420,926)	95,160,039	(22,239,889)	13,204,491
Change in net unrealized appreciation (depreciation) on:
Investment securities	—	(12,023,628)	—	2,507,057
Swap contracts	84,445,027	(48,425,994)	8,296,122	5,332,392
Change in net unrealized appreciation (depreciation)	84,445,027	(60,449,622)	8,296,122	7,839,449
Net realized and unrealized gain (loss)	(559,975,899)	34,710,417	(13,943,767)	21,043,940
Net increase (decrease) in net assets resulting from operations	$(561,720,503)	$36,502,249	$(14,100,083)	$21,046,196

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2021

	Direxion Daily MSCI Emerging Markets Bull 3X Shares	Direxion Daily MSCI Emerging Markets Bear 3X Shares	Direxion Daily MSCI Mexico Bull 3X Shares	Direxion Daily MSCI South Korea Bull 3X Shares
Investment Income:
Dividend income	$1,023,976	$—	$86,692	$116,634
Interest income	11,154	2,949	1,291	3,587
Securities lending income	106,476	—	5,384	281
Total investment income	1,141,606	2,949	93,367	120,502
Expenses:
Investment advisory fees (Note 6)	881,539	96,004	74,397	219,379
Licensing fees	—	33,472	—	—
Fund servicing fees	44,138	5,340	4,174	11,300
Management service fees (Note 6)	29,366	3,202	2,478	7,305
Interest expense	19,586	51	673	2,051
Professional fees	14,502	6,034	5,763	7,313
Reports to shareholders	12,724	1,432	1,071	3,138
Trustees' fees and expenses	3,091	348	260	760
Pricing fees	2,976	2,976	2,976	2,976
Exchange listing fees	2,603	2,603	2,603	2,603
Insurance fees	2,298	259	194	567
Excise tax	—	—	911	—
Other	107,361	444	4,433	46,739
Total Expenses	1,120,184	152,165	99,933	281,352
Recoupment of expenses to Adviser (Note 6)	16,539	—	—	958
Less: Reimbursement of expenses from Adviser (Note 6)	(520)	(30,509)	(4,113)	(2,380)
Net Expenses	1,136,203	121,656	95,820	279,930
Net investment income (loss)	5,403	(118,707)	(2,453)	(159,428)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	879,842	—	(161,902)	(386,636)
In-kind redemptions	14,532,069	—	1,419,616	4,622,424
Swap contracts	150,274,063	(38,717,715)	9,661,842	36,234,626
Net realized gain (loss)	165,685,974	(38,717,715)	10,919,556	40,470,414
Change in net unrealized appreciation (depreciation) on:
Investment securities	444,090	—	33,997	(904,389)
Swap contracts	(62,344,397)	17,969,520	915,511	(4,671,156)
Change in net unrealized appreciation (depreciation)	(61,900,307)	17,969,520	949,508	(5,575,545)
Net realized and unrealized gain (loss)	103,785,667	(20,748,195)	11,869,064	34,894,869
Net increase (decrease) in net assets resulting from operations	$103,791,070	$(20,866,902)	$11,866,611	$34,735,441

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2021

	Direxion Daily Aerospace & Defense Bull 3X Shares	Direxion Daily Consumer Discretionary Bull 3X Shares	Direxion Daily Dow Jones Internet Bull 3X Shares	Direxion Daily Dow Jones Internet Bear 3X Shares
Investment Income:
Dividend income	$1,334,691	$59,489	$41,692	$—
Interest income	10,213	893	1,932	424
Securities lending income	20,553	11	268	—
Total investment income	1,365,457	60,393	43,892	424
Expenses:
Investment advisory fees (Note 6)	1,119,799	101,749	200,169	15,690
Licensing fees	119,445	15,811	21,352	4,959
Fund servicing fees	56,102	5,437	10,345	1,278
Management service fees (Note 6)	37,311	3,385	6,665	523
Professional fees	17,146	6,024	7,103	5,132
Reports to shareholders	16,249	1,419	2,858	229
Interest expense	9,777	1,622	2,207	7
Trustees' fees and expenses	3,947	345	693	56
Pricing fees	2,976	2,976	2,976	2,976
Insurance fees	2,935	256	516	41
Exchange listing fees	2,603	2,603	2,603	2,603
Other	9,742	624	1,479	215
Total Expenses	1,398,032	142,251	258,966	33,709
Recoupment of expenses to Adviser (Note 6)	30,157	—	403	—
Less: Reimbursement of expenses from Adviser (Note 6)	—	(11,746)	(3,615)	(13,828)
Net Expenses	1,428,189	130,505	255,754	19,881
Net investment loss	(62,732)	(70,112)	(211,862)	(19,457)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(5,963,417)	(60,779)	(826,429)	—
In-kind redemptions	29,041,199	1,358,736	3,123,826	—
Swap contracts	128,786,150	10,874,199	17,222,528	(3,812,509)
Net realized gain (loss)	151,863,932	12,172,156	19,519,925	(3,812,509)
Change in net unrealized appreciation (depreciation) on:
Investment securities	31,022,396	1,978,196	3,160,741	—
Swap contracts	72,733,044	1,454,814	187,560	102,276
Change in net unrealized appreciation	103,755,440	3,433,010	3,348,301	102,276
Net realized and unrealized gain (loss)	255,619,372	15,605,166	22,868,226	(3,710,233)
Net increase (decrease) in net assets resulting from operations	$255,556,640	$15,535,054	$22,656,364	$(3,729,690)
The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2021

	Direxion Daily Financial Bull 3X Shares	Direxion Daily Financial Bear 3X Shares	Direxion Daily Healthcare Bull 3X Shares	Direxion Daily Homebuilders & Supplies Bull 3X Shares
Investment Income:
Dividend income	$18,384,058	$—	$564,084	$1,165,519
(net of foreign withholding tax of $1,404, $10,771, $— and $—, respectively)
Interest income	83,380	17,583	6,656	12,507
Securities lending income	66,575	—	—	—
Total investment income	18,534,013	17,583	570,740	1,178,026
Expenses:
Investment advisory fees (Note 6)	8,838,626	658,983	513,714	1,441,133
Licensing fees	707,090	52,719	54,796	153,721
Fund servicing fees	435,397	34,025	26,094	72,563
Management service fees (Note 6)	294,310	21,994	17,121	48,041
Reports to shareholders	126,210	9,975	7,500	21,170
Interest expense	103,308	179	3,373	35,065
Professional fees	99,617	12,441	10,584	20,837
Trustees' fees and expenses	30,656	2,423	1,822	5,142
Insurance fees	22,798	1,802	1,355	3,824
Pricing fees	2,976	2,976	2,976	2,976
Exchange listing fees	2,603	2,603	2,603	2,603
Other	58,014	7,399	2,689	8,722
Total Expenses	10,721,605	807,519	644,627	1,815,797
Recoupment of expenses to Adviser (Note 6)	—	27,371	9,522	44,704
Less: Reimbursement of expenses from Adviser (Note 6)	—	—	(72)	—
Less: Investment advisory fees waived (Note 6)	(363,957)	—	—	—
Net Expenses	10,357,648	834,890	654,077	1,860,501
Net investment income (loss)	8,176,365	(817,307)	(83,337)	(682,475)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(19,609,344)	—	13,989	(3,923,186)
In-kind redemptions	175,159,382	—	4,215,397	55,254,706
Swap contracts	1,261,796,594	(278,765,607)	46,815,312	327,469,565
Net realized gain (loss)	1,417,346,632	(278,765,607)	51,044,698	378,801,085
Change in net unrealized appreciation (depreciation) on:
Investment securities	438,817,927	—	8,029,068	45,633,402
Swap contracts	691,652,680	12,101,463	7,157,869	(52,634,037)
Change in net unrealized appreciation (depreciation)	1,130,470,607	12,101,463	15,186,937	(7,000,635)
Net realized and unrealized gain (loss)	2,547,817,239	(266,664,144)	66,231,635	371,800,450
Net increase (decrease) in net assets resulting from operations	$2,555,993,604	$(267,481,451)	$66,148,298	$371,117,975

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2021

	Direxion Daily Industrials Bull 3X Shares	Direxion Daily MSCI Real Estate Bull 3X Shares	Direxion Daily MSCI Real Estate Bear 3X Shares	Direxion Daily Pharmaceutical & Medical Bull 3X Shares
Investment Income:
Dividend income	$211,944	$1,022,209	$—	$37,052
(net of foreign withholding tax of $1,976, $—, $— and $681, respectively)
Interest income	1,721	3,686	2,980	419
Securities lending income	17	890	—	40
Total investment income	213,682	1,026,785	2,980	37,511
Expenses:
Investment advisory fees (Note 6)	179,010	300,872	95,944	57,494
Licensing fees	19,172	—	24,795	9,917
Fund servicing fees	9,185	15,256	5,391	3,368
Professional fees	6,831	8,165	6,054	5,592
Management service fees (Note 6)	5,955	10,016	3,203	1,916
Pricing fees	2,976	2,976	2,976	2,976
Exchange listing fees	2,603	2,603	2,603	2,603
Reports to shareholders	2,495	4,274	1,459	843
Interest expense	1,237	1,594	69	449
Trustees' fees and expenses	606	1,038	354	205
Insurance fees	451	772	264	152
Other	1,234	35,032	1,283	293
Total Expenses	231,755	382,598	144,395	85,808
Recoupment of expenses to Adviser (Note 6)	840	2,034	—	—
Less: Reimbursement of expenses from Adviser (Note 6)	(4,613)	(1,927)	(22,797)	(12,533)
Net Expenses	227,982	382,705	121,598	73,275
Net investment income (loss)	(14,300)	644,080	(118,618)	(35,764)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(3,740)	(226,031)	—	(136,272)
In-kind redemptions	2,643,877	2,337,160	—	1,193,626
Swap contracts	14,871,679	18,218,261	(15,384,667)	6,279,024
Net realized gain (loss)	17,511,816	20,329,390	(15,384,667)	7,336,378
Change in net unrealized appreciation (depreciation) on:
Investment securities	5,043,670	11,896,993	—	(247,670)
Swap contracts	11,565,689	32,803,621	(9,306,759)	(2,823,716)
Change in net unrealized appreciation (depreciation)	16,609,359	44,700,614	(9,306,759)	(3,071,386)
Net realized and unrealized gain (loss)	34,121,175	65,030,004	(24,691,426)	4,264,992
Net increase (decrease) in net assets resulting from operations	$34,106,875	$65,674,084	$(24,810,044)	$4,229,228

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2021

	Direxion Daily Regional Banks Bull 3X Shares	Direxion Daily Retail Bull 3X Shares	Direxion Daily S&P 500® High Beta Bull 3X Shares	Direxion Daily S&P 500® High Beta Bear 3X Shares
Investment Income:
Dividend income	$2,552,401	$249,273	$365,933	$—
(net of foreign withholding tax of $—, $4,233, $— and $—, respectively)
Interest income	6,613	2,266	3,410	2,945
Securities lending income	48	64,837	201	—
Total investment income	2,559,062	316,376	369,544	2,945
Expenses:
Investment advisory fees (Note 6)	1,066,565	284,913	280,515	104,166
Licensing fees	57,281	15,872	37,402	13,889
Fund servicing fees	51,998	14,315	14,191	5,812
Management service fees (Note 6)	35,469	9,478	9,336	3,477
Professional fees	16,007	7,934	7,922	6,148
Interest expense	15,710	5,307	3,979	50
Reports to shareholders	14,730	3,966	3,950	1,585
Trustees' fees and expenses	3,578	963	960	385
Pricing fees	2,976	2,976	2,976	2,976
Insurance fees	2,661	716	714	286
Exchange listing fees	2,603	2,603	2,603	2,603
Excise tax	—	1,074	—	—
Other	7,639	1,662	1,988	1,709
Total Expenses	1,277,217	351,779	366,536	143,086
Recoupment of expenses to Adviser (Note 6)	68,824	16,376	—	—
Less: Reimbursement of expenses from Adviser (Note 6)	—	(884)	(7,239)	(11,092)
Net Expenses	1,346,041	367,271	359,297	131,994
Net investment income (loss)	1,213,021	(50,895)	10,247	(129,049)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(2,507,946)	(3,360,559)	18,463	—
In-kind redemptions	52,777,266	26,409,051	6,977,665	—
Swap contracts	201,733,621	76,418,383	58,718,576	(59,903,880)
Net realized gain (loss)	252,002,941	99,466,875	65,714,704	(59,903,880)
Change in net unrealized appreciation (depreciation) on:
Investment securities	11,993,291	4,809,120	6,805,480	—
Swap contracts	18,420,833	14,749,213	16,618,750	(3,725,966)
Change in net unrealized appreciation (depreciation)	30,414,124	19,558,333	23,424,230	(3,725,966)
Net realized and unrealized gain (loss)	282,417,065	119,025,208	89,138,934	(63,629,846)
Net increase (decrease) in net assets resulting from operations	$283,630,086	$118,974,313	$89,149,181	$(63,758,895)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2021

	Direxion Daily S&P Biotech Bull 3X Shares	Direxion Daily S&P Biotech Bear 3X Shares	Direxion Daily Semiconductor Bull 3X Shares	Direxion Daily Semiconductor Bear 3X Shares
Investment Income:
Dividend income	$133,913	$—	$12,532,812	$—
(net of foreign withholding tax of $243,538, $—, $— and $—, respectively)
Interest income	26,813	10,454	117,699	9,466
Securities lending income	198,088	—	—	—
Total investment income	358,814	10,454	12,650,511	9,466
Expenses:
Investment advisory fees (Note 6)	1,763,624	357,372	11,073,199	307,182
Licensing fees	188,120	38,120	885,856	24,575
Fund servicing fees	86,738	18,494	537,853	15,902
Management service fees (Note 6)	58,700	11,919	368,368	10,242
Interest expense	38,246	224	154,964	286
Reports to shareholders	24,909	5,315	154,286	4,536
Professional fees	23,641	8,945	120,674	8,361
Trustees' fees and expenses	6,050	1,291	37,476	1,102
Insurance fees	4,499	960	27,869	819
Pricing fees	2,976	2,976	2,976	2,976
Exchange listing fees	2,603	2,603	2,603	2,603
Other	10,211	2,161	65,992	3,897
Total Expenses	2,210,317	450,380	13,432,116	382,481
Recoupment of expenses to Adviser (Note 6)	61,853	3,717	—	6,980
Less: Reimbursement of expenses from Adviser (Note 6)	—	(1,202)	—	(78)
Less: Investment advisory fees waived (Note 6)	—	—	(1,057,062)	—
Net Expenses	2,272,170	452,895	12,375,054	389,383
Net investment income (loss)	(1,913,356)	(442,441)	275,457	(379,917)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(72,729,794)	—	(166,670,312)	—
In-kind redemptions	50,209,918	—	403,982,025	—
Swap contracts	218,467,947	(98,572,135)	1,583,448,768	(100,872,912)
Net realized gain (loss)	195,948,071	(98,572,135)	1,820,760,481	(100,872,912)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(3,843,646)	—	81,220,022	—
Swap contracts	(117,119,725)	5,454,176	(349,493,261)	(641,717)
Change in net unrealized appreciation (depreciation)	(120,963,371)	5,454,176	(268,273,239)	(641,717)
Net realized and unrealized gain (loss)	74,984,700	(93,117,959)	1,552,487,242	(101,514,629)
Net increase (decrease) in net assets resulting from operations	$73,071,344	$(93,560,400)	$1,552,762,699	$(101,894,546)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2021

	Direxion Daily Technology Bull 3X Shares	Direxion Daily Technology Bear 3X Shares	Direxion Daily Transportation Bull 3X Shares	Direxion Daily Utilities Bull 3X Shares
Investment Income:
Dividend income	$6,490,933	$—	$203,207	$218,149
(net of foreign withholding tax of $19,350, $—, $— and $—, respectively)
Interest income	78,061	6,978	3,096	426
Securities lending income	—	—	38	—
Total investment income	6,568,994	6,978	206,341	218,575
Expenses:
Investment advisory fees (Note 6)	7,164,850	247,556	228,457	71,559
Licensing fees	764,251	26,406	24,368	9,917
Fund servicing fees	357,911	12,906	11,764	4,038
Management service fees (Note 6)	238,803	8,254	7,608	2,384
Interest expense	132,231	64	3,378	536
Reports to shareholders	104,801	3,652	3,276	1,033
Professional fees	83,560	7,698	7,417	5,734
Trustees' fees and expenses	25,456	887	796	251
Insurance fees	18,930	660	592	187
Pricing fees	2,976	2,976	2,976	2,976
Exchange listing fees	2,603	2,603	2,603	2,603
Other	43,991	2,486	1,492	512
Total Expenses	8,940,363	316,148	294,727	101,730
Recoupment of expenses to Adviser (Note 6)	114,923	—	930	—
Less: Reimbursement of expenses from Adviser (Note 6)	—	(2,513)	(2,900)	(10,554)
Less: Investment advisory fees waived (Note 6)	(113,163)	—	—	—
Net Expenses	8,942,123	313,635	292,757	91,176
Net investment income (loss)	(2,373,129)	(306,657)	(86,416)	127,399
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(14,421,849)	—	—	(637,456)
In-kind redemptions	188,157,060	—	4,461,609	937,281
Swap contracts	1,166,896,857	(53,709,415)	30,999,424	5,702,683
Net realized gain (loss)	1,340,632,068	(53,709,415)	35,461,033	6,002,508
Change in net unrealized appreciation (depreciation) on:
Investment securities	105,803,132	—	5,077,363	291,912
Swap contracts	(254,282,625)	(2,659,442)	15,378,092	(1,430,401)
Change in net unrealized appreciation (depreciation)	(148,479,493)	(2,659,442)	20,455,455	(1,138,489)
Net realized and unrealized gain (loss)	1,192,152,575	(56,368,857)	55,916,488	4,864,019
Net increase (decrease) in net assets resulting from operations	$1,189,779,446	$(56,675,514)	$55,830,072	$4,991,418

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2021

	Direxion Daily 7-10 Year Treasury Bull 3X Shares	Direxion Daily 7-10 Year Treasury Bear 3X Shares	Direxion Daily 20+ Year Treasury Bull 3X Shares	Direxion Daily 20+ Year Treasury Bear 3X Shares
Investment Income:
Dividend income	$50,141	$—	$1,126,191	$—
Interest income	685	844	11,099	13,797
Securities lending income	122	—	30,418	—
Total investment income	50,948	844	1,167,708	13,797
Expenses:
Investment advisory fees (Note 6)	68,437	33,830	884,114	591,563
Licensing fees	10,798	10,798	38,535	25,780
Professional fees	5,718	5,318	14,892	11,190
Fund servicing fees	3,929	2,152	45,209	29,331
Pricing fees	2,976	2,976	2,976	2,976
Exchange listing fees	2,603	2,603	2,603	2,603
Management service fees (Note 6)	2,282	1,126	29,496	19,685
Reports to shareholders	1,011	478	13,244	8,308
Interest expense	443	61	2,117	3,948
Trustees' fees and expenses	246	116	3,217	2,018
Insurance fees	183	86	2,392	1,501
Other	349	199	4,841	4,095
Total Expenses	98,975	59,743	1,043,636	702,998
Less: Reimbursement of expenses from Adviser (Note 6)	(11,845)	(16,831)	—	—
Net Expenses	87,130	42,912	1,043,636	702,999
Net investment income (loss)	(36,182)	(42,068)	124,072	(689,202)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(88,903)	—	(9,870,064)	—
Swap contracts	(135,031)	(173,804)	(38,317,423)	20,339,378
Net realized gain (loss)	(223,934)	(173,804)	(48,187,487)	20,339,378
Change in net unrealized appreciation (depreciation) on:
Investment securities	(600,226)	—	(12,085,499)	—
Swap contracts	(2,041,894)	1,231,822	(34,448,959)	27,749,593
Change in net unrealized appreciation (depreciation)	(2,642,120)	1,231,822	(46,534,458)	27,749,593
Net realized and unrealized gain (loss)	(2,866,054)	1,058,018	(94,721,945)	48,088,971
Net increase (decrease) in net assets resulting from operations	$(2,902,236)	$1,015,950	$(94,597,873)	$47,399,769

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Mid Cap Bull 3X Shares		Direxion Daily S&P 500® Bull 3X Shares
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
Operations:
Net investment income (loss)	$(82,177)	$100,844	$1,703,527	$4,387,111
Net realized gain (loss)	44,560,489	(16,057,431)	807,453,892	283,585,079
Change in net unrealized appreciation (depreciation)	25,774,496	8,935,711	415,855,106	(77,050,574)
Net increase (decrease) in net assets resulting from operations	70,252,808	(7,020,876)	1,225,012,525	210,921,616
Distributions to shareholders:
Net distributions to shareholders	(21,998)	(181,797)	(2,823,486)	(6,048,859)
Return of capital	—	(11,321)	—	—
Total distributions	(21,998)	(193,118)	(2,823,486)	(6,048,859)
Capital share transactions:
Proceeds from shares sold	22,834,739	24,573,445	728,290,878	2,429,941,065
Cost of shares redeemed	(14,729,807)	(23,805,629)	(1,070,861,265)	(2,251,614,321)
Transaction fees (Note 4)	3,863	19,708	294,729	683,976
Net increase (decrease) in net assets resulting from capital transactions	8,108,795	787,524	(342,275,658)	179,010,720
Total increase (decrease) in net assets	78,339,605	(6,426,470)	879,913,381	383,883,477
Net assets:
Beginning of year/period	40,055,016	46,481,486	1,331,734,265	947,850,788
End of year/period	$118,394,621	$40,055,016	$2,211,647,646	$1,331,734,265
Changes in shares outstanding
Shares outstanding, beginning of year/period	1,750,132	1,100,132	27,700,002	17,155,004
Shares sold	450,000	1,500,000	9,650,000	65,400,000
Shares repurchased	(350,000)	(850,000)	(14,900,000)	(54,855,002)
Shares outstanding, end of year/period	1,850,132	1,750,132	22,450,002	27,700,002

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily S&P 500® Bear 3X Shares[1]		Direxion Daily Small Cap Bull 3X Shares
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
Operations:
Net investment income (loss)	$(2,344,439)	$(3,517,742)	$(2,351,017)	$556,913
Net realized gain (loss)	(435,443,033)	(997,767,559)	1,550,327,433	(175,239,116)
Change in net unrealized appreciation (depreciation)	(21,662,869)	(18,278,355)	(129,948,393)	311,266,082
Net increase (decrease) in net assets resulting from operations	(459,450,341)	(1,019,563,656)	1,418,028,023	136,583,879
Distributions to shareholders:
Net distributions to shareholders	—	(1,228,222)	(244,821)	(1,582,234)
Return of capital	—	(590,141)	—	(517,360)
Total distributions	—	(1,818,363)	(244,821)	(2,099,594)
Capital share transactions:
Proceeds from shares sold	560,917,557	2,474,574,967	1,881,645,980	2,318,341,738
Cost of shares redeemed	(507,367,080)	(1,139,913,051)	(2,380,999,413)	(2,353,208,651)
Transaction fees (Note 4)	152,172	915,872	569,424	992,804
Net increase (decrease) in net assets resulting from capital transactions	53,702,649	1,335,577,788	(498,784,009)	(33,874,109)
Total increase (decrease) in net assets	(405,747,692)	314,195,769	918,999,193	100,610,176
Net assets:
Beginning of year/period	803,180,078	488,984,309	831,202,399	730,592,223
End of year/period	$397,432,386	$803,180,078	$1,750,201,592	$831,202,399
Changes in shares outstanding
Shares outstanding, beginning of year/period	13,170,389	3,045,389	25,950,002	12,250,068
Shares sold	15,835,000	21,660,000	24,450,000	89,150,000
Shares repurchased	(14,128,471)	(11,535,000)	(31,750,000)	(75,450,066)
Shares outstanding, end of year/period	14,876,918	13,170,389	18,650,002	25,950,002

1  Effective January 11, 2021, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Small Cap Bear 3X Shares[1]		Direxion Daily FTSE China Bull 3X Shares
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
Operations:
Net investment income (loss)	$(1,744,604)	$(2,231,935)	$1,791,832	$2,820,643
Net realized gain (loss)	(644,420,926)	(452,997,640)	95,160,039	(36,356,633)
Change in net unrealized appreciation (depreciation)	84,445,027	(98,845,429)	(60,449,622)	25,615,219
Net increase (decrease) in net assets resulting from operations	(561,720,503)	(554,075,004)	36,502,249	(7,920,771)
Distributions to shareholders:
Net distributions to shareholders	—	(809,006)	(2,066,439)	(3,169,542)
Return of capital	—	(378,778)	—	(301,335)
Total distributions	—	(1,187,784)	(2,066,439)	(3,470,877)
Capital share transactions:
Proceeds from shares sold	737,244,003	2,429,131,148	265,033,404	288,754,595
Cost of shares redeemed	(387,868,785)	(1,650,473,771)	(185,046,381)	(345,936,485)
Transaction fees (Note 4)	116,286	1,004,871	37,009	79,377
Net increase (decrease) in net assets resulting from capital transactions	349,491,504	779,662,248	80,024,032	(57,102,513)
Total increase (decrease) in net assets	(212,228,999)	224,399,460	114,459,842	(68,494,161)
Net assets:
Beginning of year/period	545,802,215	321,402,755	260,909,251	329,403,412
End of year/period	$333,573,216	$545,802,215	$375,369,093	$260,909,251
Changes in shares outstanding
Shares outstanding, beginning of year/period	4,386,447	930,197	15,550,013	18,250,013
Shares sold	15,000,000	11,168,750	12,650,000	18,150,000
Shares repurchased	(8,863,650)	(7,712,500)	(8,100,000)	(20,850,000)
Shares outstanding, end of year/period	10,522,797	4,386,447	20,100,013	15,550,013

1  Effective March 2, 2021, the Fund had a 1:8 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:8 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily FTSE China Bear 3X Shares		Direxion Daily FTSE Europe Bull 3X Shares
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
Operations:
Net investment income (loss)	$(156,316)	$(100,193)	$2,256	$87,448
Net realized gain (loss)	(22,239,889)	(27,559,136)	13,204,491	(7,805,481)
Change in net unrealized appreciation (depreciation)	8,296,122	(6,991,731)	7,839,449	(4,545,841)
Net increase (decrease) in net assets resulting from operations	(14,100,083)	(34,651,060)	21,046,196	(12,263,874)
Distributions to shareholders:
Net distributions to shareholders	—	(161,009)	(61,176)	(130,258)
Return of capital	—	(127,151)	—	—
Total distributions	—	(288,160)	(61,176)	(130,258)
Capital share transactions:
Proceeds from shares sold	22,396,665	216,334,644	11,571,301	10,745,409
Cost of shares redeemed	(16,857,631)	(215,938,887)	(2,847,835)	(12,400,656)
Transaction fees (Note 4)	5,057	249,853	570	2,480
Net increase (decrease) in net assets resulting from capital transactions	5,544,091	645,610	8,724,036	(1,652,767)
Total increase (decrease) in net assets	(8,555,992)	(34,293,610)	29,709,056	(14,046,899)
Net assets:
Beginning of year/period	44,477,448	78,771,058	13,756,630	27,803,529
End of year/period	$35,921,456	$44,477,448	$43,465,686	$13,756,630
Changes in shares outstanding
Shares outstanding, beginning of year/period	2,127,337	1,577,337	950,001	950,001
Shares sold	1,700,000	5,650,000	450,000	650,000
Shares repurchased	(1,250,000)	(5,100,000)	(100,000)	(650,000)
Shares outstanding, end of year/period	2,577,337	2,127,337	1,300,001	950,001

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily MSCI Emerging Markets Bull 3X Shares		Direxion Daily MSCI Emerging Markets Bear 3X Shares
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
Operations:
Net investment income (loss)	$5,403	$724,763	$(118,707)	$(67,150)
Net realized gain (loss)	165,685,974	(77,773,187)	(38,717,715)	(9,811,273)
Change in net unrealized appreciation (depreciation)	(61,900,307)	55,329,880	17,969,520	(12,937,320)
Net increase (decrease) in net assets resulting from operations	103,791,070	(21,718,544)	(20,866,902)	(22,815,743)
Distributions to shareholders:
Net distributions to shareholders	(194,674)	(1,269,642)	—	(149,374)
Return of capital	—	—	—	(80,075)
Total distributions	(194,674)	(1,269,642)	—	(229,449)
Capital share transactions:
Proceeds from shares sold	190,179,597	93,898,890	14,345,198	85,499,849
Cost of shares redeemed	(189,779,564)	(123,053,340)	(11,352,415)	(86,598,299)
Transaction fees (Note 4)	45,638	25,424	3,406	26,512
Net increase (decrease) in net assets resulting from capital transactions	445,671	(29,129,026)	2,996,189	(1,071,938)
Total increase (decrease) in net assets	104,042,067	(52,117,212)	(17,870,713)	(24,117,130)
Net assets:
Beginning of year/period	136,478,981	188,596,193	38,719,612	62,836,742
End of year/period	$240,521,048	$136,478,981	$20,848,899	$38,719,612
Changes in shares outstanding
Shares outstanding, beginning of year/period	2,281,598	2,581,598	2,245,232	1,495,232
Shares sold	2,000,000	1,800,000	1,550,000	2,750,000
Shares repurchased	(1,900,000)	(2,100,000)	(1,300,000)	(2,000,000)
Shares outstanding, end of year/period	2,381,598	2,281,598	2,495,232	2,245,232

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily MSCI Mexico Bull 3X Shares		Direxion Daily MSCI South Korea Bull 3X Shares
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
Operations:
Net investment income (loss)	$(2,453)	$17,702	$(159,428)	$(5,149)
Net realized gain (loss)	10,919,556	(5,529,816)	40,470,414	3,841,438
Change in net unrealized appreciation (depreciation)	949,508	(189,524)	(5,575,545)	4,365,856
Net increase (decrease) in net assets resulting from operations	11,866,611	(5,701,638)	34,735,441	8,202,145
Distributions to shareholders:
Net distributions to shareholders	(22,165)	(45,272)	(4,680)	(142,470)
Return of capital	—	(9,723)	—	—
Total distributions	(22,165)	(54,995)	(4,680)	(142,470)
Capital share transactions:
Proceeds from shares sold	12,003,438	18,706,556	29,357,803	29,120,431
Cost of shares redeemed	(10,882,472)	(13,694,341)	(33,838,966)	(36,946,990)
Transaction fees (Note 4)	2,445	4,555	6,768	7,389
Net increase (decrease) in net assets resulting from capital transactions	1,123,411	5,016,770	(4,474,395)	(7,819,170)
Total increase (decrease) in net assets	12,967,857	(739,863)	30,256,366	240,505
Net assets:
Beginning of year/period	10,660,133	11,399,996	25,820,565	25,580,060
End of year/period	$23,627,990	$10,660,133	$56,076,931	$25,820,565
Changes in shares outstanding
Shares outstanding, beginning of year/period	333,205	87,500	1,550,001	1,200,001
Shares sold	200,000	387,500	650,000	2,550,000
Shares repurchased	(200,000)	(141,795)	(850,000)	(2,200,000)
Shares outstanding, end of year/period	333,205	333,205	1,350,001	1,550,001

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Aerospace & Defense Bull 3X Shares		Direxion Daily Consumer Discretionary Bull 3X Shares
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
Operations:
Net investment income (loss)	$(62,732)	$91,996	$(70,112)	$(18,899)
Net realized gain (loss)	151,863,932	(75,829,586)	12,172,156	14,061
Change in net unrealized appreciation (depreciation)	103,755,440	(41,861,217)	3,433,010	4,854,964
Net increase (decrease) in net assets resulting from operations	255,556,640	(117,598,807)	15,535,054	4,850,126
Distributions to shareholders:
Net distributions to shareholders	(229,995)	(155,985)	—	(13,290)
Return of capital	—	(116,045)	—	—
Total distributions	(229,995)	(272,030)	—	(13,290)
Capital share transactions:
Proceeds from shares sold	94,572,503	355,740,451	28,714,017	22,366,306
Cost of shares redeemed	(195,025,460)	(91,164,337)	(6,607,060)	(20,908,792)
Transaction fees (Note 4)	40,787	20,590	1,321	5,519
Net increase (decrease) in net assets resulting from capital transactions	(100,412,170)	264,596,704	22,108,278	1,463,033
Total increase in net assets	154,914,475	146,725,867	37,643,332	6,299,869
Net assets:
Beginning of year/period	199,485,198	52,759,331	12,647,093	6,347,224
End of year/period	$354,399,673	$199,485,198	$50,290,425	$12,647,093
Changes in shares outstanding
Shares outstanding, beginning of year/period	22,500,001	950,001	350,001	200,001
Shares sold	5,450,000	28,200,000	500,000	650,000
Shares repurchased	(12,350,000)	(6,650,000)	(100,000)	(500,000)
Shares outstanding, end of year/period	15,600,001	22,500,001	750,001	350,001

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Dow Jones Internet Bull 3X Shares		Direxion Daily Dow Jones Internet Bear 3X Shares
	Six Months Ended April 30, 2021 (Unaudited)	For the Period November 7, 2019[1] through October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	For the Period November 7, 2019[1] through October 31, 2020
Operations:
Net investment loss	$(211,862)	$(120,105)	$(19,457)	$(9,227)
Net realized gain (loss)	19,519,925	3,427,477	(3,812,509)	(4,893,560)
Change in net unrealized appreciation (depreciation)	3,348,301	9,414,605	102,276	(35,640)
Net increase (decrease) in net assets resulting from operations	22,656,364	12,721,977	(3,729,690)	(4,938,427)
Distributions to shareholders:
Net distributions to shareholders	—	(2,646)	—	(4,123)
Return of capital	—	—	—	(4,413)
Total distributions	—	(2,646)	—	(8,536)
Capital share transactions:
Proceeds from shares sold	24,809,185	68,754,242	10,546,897	18,197,483
Cost of shares redeemed	(10,249,694)	(47,387,120)	(8,825,636)	(7,947,891)
Transaction fees (Note 4)	2,050	13,661	2,647	2,384
Net increase in net assets resulting from capital transactions	14,561,541	21,380,783	1,723,908	10,251,976
Total increase (decrease) in net assets	37,217,905	34,100,114	(2,005,782)	5,305,013
Net assets:
Beginning of year/period	34,100,114	—	5,305,013	—
End of year/period	$71,318,019	$34,100,114	$3,299,231	$5,305,013
Changes in shares outstanding
Shares outstanding, beginning of year/period	750,001	—	119,952	—
Shares sold	350,000	1,650,001	400,000	225,000
Shares repurchased	(150,000)	(900,000)	(350,000)	(105,048)
Shares outstanding, end of year/period	950,001	750,001	169,952	119,952

1  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Financial Bull 3X Shares		Direxion Daily Financial Bear 3X Shares[1]
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
Operations:
Net investment income (loss)	$8,176,365	$9,899,876	$(817,307)	$(1,253,618)
Net realized gain (loss)	1,417,346,632	(360,751,319)	(278,765,607)	(240,656,648)
Change in net unrealized appreciation (depreciation)	1,130,470,607	(274,174,874)	12,101,463	5,159,269
Net increase (decrease) in net assets resulting from operations	2,555,993,604	(625,026,317)	(267,481,451)	(236,750,997)
Distributions to shareholders:
Net distributions to shareholders	(6,936,884)	(8,708,613)	—	(427,657)
Return of capital	—	—	—	(186,053)
Total distributions	(6,936,884)	(8,708,613)	—	(613,710)
Capital share transactions:
Proceeds from shares sold	479,307,702	1,569,791,629	208,862,523	835,514,454
Cost of shares redeemed	(1,301,261,742)	(928,223,121)	(94,476,452)	(502,691,801)
Transaction fees (Note 4)	319,884	306,806	28,278	408,798
Net increase (decrease) in net assets resulting from capital transactions	(821,634,156)	641,875,314	114,414,349	333,231,451
Total increase (decrease) in net assets	1,727,422,564	8,140,384	(153,067,102)	95,866,744
Net assets:
Beginning of year/period	1,347,638,238	1,339,497,854	271,667,674	175,800,930
End of year/period	$3,075,060,802	$1,347,638,238	$118,600,572	$271,667,674
Changes in shares outstanding
Shares outstanding, beginning of year/period	40,099,289	16,549,888	2,302,858	671,608
Shares sold	7,250,000	48,350,000	3,906,250	4,356,250
Shares repurchased	(18,900,000)	(24,800,599)	(2,055,758)	(2,725,000)
Shares outstanding, end of year/period	28,449,289	40,099,289	4,153,350	2,302,858

1  Effective March 2, 2021, the Fund had a 1:8 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:8 stock split.
The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Healthcare Bull 3X Shares		Direxion Daily Homebuilders & Supplies Bull 3X Shares
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
Operations:
Net investment income (loss)	$(83,337)	$276,621	$(682,475)	$(699,935)
Net realized gain	51,044,698	17,497,653	378,801,085	42,345,387
Change in net unrealized appreciation (depreciation)	15,186,937	(11,246,300)	(7,000,635)	168,220,967
Net increase in net assets resulting from operations	66,148,298	6,527,974	371,117,975	209,866,419
Distributions to shareholders:
Net distributions to shareholders	(11,571)	(298,454)	—	(11,980)
Total distributions	(11,571)	(298,454)	—	(11,980)
Capital share transactions:
Proceeds from shares sold	18,769,861	27,088,798	227,436,985	378,383,998
Cost of shares redeemed	(29,752,553)	(69,843,618)	(486,265,625)	(295,057,375)
Transaction fees (Note 4)	5,951	13,968	102,670	90,838
Net increase (decrease) in net assets resulting from capital transactions	(10,976,741)	(42,740,852)	(258,725,970)	83,417,461
Total increase (decrease) in net assets	55,159,986	(36,511,332)	112,392,005	293,271,900
Net assets:
Beginning of year/period	103,039,038	139,550,370	360,141,435	66,869,535
End of year/period	$158,199,024	$103,039,038	$472,533,440	$360,141,435
Changes in shares outstanding
Shares outstanding, beginning of year/period	1,850,008	2,400,008	9,100,000	950,000
Shares sold	250,000	600,000	4,350,000	15,750,000
Shares repurchased	(400,000)	(1,150,000)	(8,500,000)	(7,600,000)
Shares outstanding, end of year/period	1,700,008	1,850,008	4,950,000	9,100,000

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Industrials Bull 3X Shares		Direxion Daily MSCI Real Estate Bull 3X Shares
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
Operations:
Net investment income (loss)	$(14,300)	$25,164	$644,080	$713,039
Net realized gain (loss)	17,511,816	(1,581,152)	20,329,390	(19,761,768)
Change in net unrealized appreciation (depreciation)	16,609,359	2,389,628	44,700,614	(13,293,396)
Net increase (decrease) in net assets resulting from operations	34,106,875	833,640	65,674,084	(32,342,125)
Distributions to shareholders:
Net distributions to shareholders	(93,234)	(35,817)	(486,399)	(1,262,813)
Return of capital	—	—	—	(63,897)
Total distributions	(93,234)	(35,817)	(486,399)	(1,326,710)
Capital share transactions:
Proceeds from shares sold	56,406,956	25,620,166	43,633,052	49,629,385
Cost of shares redeemed	(12,158,004)	(13,079,196)	(15,376,572)	(20,275,963)
Transaction fees (Note 4)	2,432	3,302	3,386	4,872
Net increase in net assets resulting from capital transactions	44,251,384	12,544,272	28,259,866	29,358,294
Total increase (decrease) in net assets	78,265,025	13,342,095	93,447,551	(4,310,541)
Net assets:
Beginning of year/period	16,636,373	3,294,278	49,658,645	53,969,186
End of year/period	$94,901,398	$16,636,373	$143,106,196	$49,658,645
Changes in shares outstanding
Shares outstanding, beginning of year/period	900,001	100,001	5,500,000	1,750,000
Shares sold	1,650,000	1,500,000	2,900,000	5,350,000
Shares repurchased	(350,000)	(700,000)	(1,150,000)	(1,600,000)
Shares outstanding, end of year/period	2,200,001	900,001	7,250,000	5,500,000

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily MSCI Real Estate Bear 3X Shares		Direxion Daily Pharmaceutical & Medical Bull 3X Shares
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
Operations:
Net investment loss	$(118,618)	$(201,301)	$(35,764)	$(45,182)
Net realized gain (loss)	(15,384,667)	(40,073,574)	7,336,378	4,206,120
Change in net unrealized appreciation (depreciation)	(9,306,759)	5,546,779	(3,071,386)	1,543,976
Net increase (decrease) in net assets resulting from operations	(24,810,044)	(34,728,096)	4,229,228	5,704,914
Distributions to shareholders:
Net distributions to shareholders	—	(36,204)	—	(198)
Return of capital	—	(17,857)	—	—
Total distributions	—	(54,061)	—	(198)
Capital share transactions:
Proceeds from shares sold	5,485,550	89,055,106	5,620,764	9,630,340
Cost of shares redeemed	(11,105,485)	(24,491,912)	(6,515,755)	(12,919,954)
Transaction fees (Note 4)	3,332	7,348	1,303	2,983
Net increase (decrease) in net assets resulting from capital transactions	(5,616,603)	64,570,542	(893,688)	(3,286,631)
Total increase (decrease) in net assets	(30,426,647)	29,788,385	3,335,540	2,418,085
Net assets:
Beginning of year/period	45,283,297	15,494,912	11,029,420	8,611,335
End of year/period	$14,856,650	$45,283,297	$14,364,960	$11,029,420
Changes in shares outstanding
Shares outstanding, beginning of year/period	2,951,444	601,444	700,001	550,001
Shares sold	550,000	3,650,000	250,000	850,000
Shares repurchased	(1,050,000)	(1,300,000)	(250,000)	(700,000)
Shares outstanding, end of year/period	2,451,444	2,951,444	700,001	700,001

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Regional Banks Bull 3X Shares		Direxion Daily Retail Bull 3X Shares[1]
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
Operations:
Net investment income (loss)	$1,213,021	$1,068,012	$(50,895)	$24,285
Net realized gain (loss)	252,002,941	(32,167,562)	99,466,875	5,716,274
Change in net unrealized appreciation	30,414,124	34,274,837	19,558,333	12,903,082
Net increase in net assets resulting from operations	283,630,086	3,175,287	118,974,313	18,643,641
Distributions to shareholders:
Net distributions to shareholders	(1,193,033)	(1,009,690)	(14,673)	(31,760)
Return of capital	—	—	—	(24,233)
Total distributions	(1,193,033)	(1,009,690)	(14,673)	(55,993)
Capital share transactions:
Proceeds from shares sold	415,059,305	296,931,791	137,852,548	17,600,378
Cost of shares redeemed	(325,640,669)	(208,522,752)	(143,311,676)	(26,680,488)
Transaction fees (Note 4)	65,129	42,015	28,662	10,187
Net increase (decrease) in net assets resulting from capital transactions	89,483,765	88,451,054	(5,430,466)	(9,069,923)
Total increase in net assets	371,920,818	90,616,651	113,529,174	9,517,725
Net assets:
Beginning of year/period	111,396,548	20,779,897	22,485,167	12,967,442
End of year/period	$483,317,366	$111,396,548	$136,014,341	$22,485,167
Changes in shares outstanding
Shares outstanding, beginning of year/period	1,689,718	50,000	524,220	275,005
Shares sold	2,400,000	5,165,000	1,050,000	925,000
Shares repurchased	(2,150,000)	(3,525,282)	(949,999)	(675,785)
Shares outstanding, end of year/period	1,939,718	1,689,718	624,221	524,220

1  Effective January 11, 2021, the Fund had a 5:1 forward stock split. Share amounts for all periods have been adjusted to give effect to the 5:1 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily S&P 500® High Beta Bull 3X Shares[2]		Direxion Daily S&P 500® High Beta Bear 3X Shares[3]
	Six Months Ended April 30, 2021 (Unaudited)	For the Period November 7, 2019[1] through October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	For the Period November 7, 2019[1] through October 31, 2020
Operations:
Net investment income (loss)	$10,247	$(4,695)	$(129,049)	$(198,649)
Net realized gain (loss)	65,714,704	(3,840,905)	(59,903,880)	(40,710,211)
Change in net unrealized appreciation (depreciation)	23,424,230	5,237,261	(3,725,966)	(2,879,176)
Net increase (decrease) in net assets resulting from operations	89,149,181	1,391,661	(63,758,895)	(43,788,036)
Distributions to shareholders:
Net distributions to shareholders	(11,539)	(9,005)	—	(4,287)
Return of capital	—	(21,225)	—	(4,290)
Total distributions	(11,539)	(30,230)	—	(8,577)
Capital share transactions:
Proceeds from shares sold	42,641,514	62,678,961	43,523,115	137,751,939
Cost of shares redeemed	(55,145,088)	(34,252,584)	(12,945,317)	(41,186,240)
Transaction fees (Note 4)	11,029	6,850	3,878	12,356
Net increase (decrease) in net assets resulting from capital transactions	(12,492,545)	28,433,227	30,581,676	96,578,055
Total increase (decrease) in net assets	76,645,097	29,794,658	(33,177,219)	52,781,442
Net assets:
Beginning of year/period	29,794,658	—	52,781,442	—
End of year/period	$106,439,755	$29,794,658	$19,604,223	$52,781,442
Changes in shares outstanding
Shares outstanding, beginning of year/period	2,064,370	—	522,500	—
Shares sold	1,000,000	4,515,000	1,430,000	842,500
Shares repurchased	(1,400,000)	(2,450,630)	(495,672)	(320,000)
Shares outstanding, end of year/period	1,664,370	2,064,370	1,456,828	522,500

1  Commencement of operations.

2  Effective March 2, 2021, the Fund had a 7:1 forward stock split. Share amounts for all periods have been adjusted to give effect to the 7:1 stock split.

3  Effective January 11, 2021, the Fund had a 1:20 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:20 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily S&P Biotech Bull 3X Shares		Direxion Daily S&P Biotech Bear 3X Shares
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
Operations:
Net investment loss	$(1,913,356)	$(1,994,170)	$(442,441)	$(75,911)
Net realized gain (loss)	195,948,071	166,539,869	(98,572,135)	(79,575,607)
Change in net unrealized appreciation (depreciation)	(120,963,371)	173,850,942	5,454,176	(11,746,719)
Net increase (decrease) in net assets resulting from operations	73,071,344	338,396,641	(93,560,400)	(91,398,237)
Distributions to shareholders:
Net distributions to shareholders	—	(45,139)	—	(210,227)
Return of capital	—	(58)	—	(166,472)
Total distributions	—	(45,197)	—	(376,699)
Capital share transactions:
Proceeds from shares sold	1,115,496,325	904,790,973	403,310,642	570,085,114
Cost of shares redeemed	(768,364,983)	(1,438,720,457)	(312,111,255)	(497,277,519)
Transaction fees (Note 4)	161,474	423,965	93,633	191,512
Net increase (decrease) in net assets resulting from capital transactions	347,292,816	(533,505,519)	91,293,020	72,999,107
Total increase (decrease) in net assets	420,364,160	(195,154,075)	(2,267,380)	(18,775,829)
Net assets:
Beginning of year/period	292,298,120	487,452,195	63,560,527	82,336,356
End of year/period	$712,662,280	$292,298,120	$61,293,147	$63,560,527
Changes in shares outstanding
Shares outstanding, beginning of year/period	5,461,600	13,111,600	1,166,024	201,727
Shares sold	12,350,000	20,650,000	16,950,000	4,792,500
Shares repurchased	(8,750,000)	(28,300,000)	(15,100,000)	(3,828,203)
Shares outstanding, end of year/period	9,061,600	5,461,600	3,016,024	1,166,024

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Semiconductor Bull 3X Shares[1]		Direxion Daily Semiconductor Bear 3X Shares
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
Operations:
Net investment income (loss)	$275,457	$1,481,034	$(379,917)	$(28,822)
Net realized gain (loss)	1,820,760,481	476,516,849	(100,872,912)	(332,521,165)
Change in net unrealized appreciation (depreciation)	(268,273,239)	254,396,008	(641,717)	43,059,014
Net increase (decrease) in net assets resulting from operations	1,552,762,699	732,393,891	(101,894,546)	(289,490,973)
Distributions to shareholders:
Net distributions to shareholders	(2,155,337)	(2,162,182)	—	(670,581)
Return of capital	—	—	—	(258,713)
Total distributions	(2,155,337)	(2,162,182)	—	(929,294)
Capital share transactions:
Proceeds from shares sold	3,716,328,244	2,184,104,805	410,144,209	687,308,307
Cost of shares redeemed	(2,218,254,365)	(2,230,101,221)	(323,127,434)	(540,681,918)
Transaction fees (Note 4)	460,497	528,716	96,938	209,841
Net increase (decrease) in net assets resulting from capital transactions	1,498,534,376	(45,467,700)	87,113,713	146,836,230
Total increase (decrease) in net assets	3,049,141,738	684,764,009	(14,780,833)	(143,584,037)
Net assets:
Beginning of year/period	1,318,844,385	634,080,376	93,776,965	237,361,002
End of year/period	$4,367,986,123	$1,318,844,385	$78,996,132	$93,776,965
Changes in shares outstanding
Shares outstanding, beginning of year/period	79,500,060	48,000,060	2,501,071	644,623
Shares sold	102,750,000	195,000,000	32,300,000	6,358,333
Shares repurchased	(63,700,000)	(163,500,000)	(26,500,000)	(4,501,885)
Shares outstanding, end of year/period	118,550,060	79,500,060	8,301,071	2,501,071

1  Effective March 2, 2021, the Fund had a 15:1 forward stock split. Share amounts for all periods have been adjusted to give effect to the 15:1 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Technology Bull 3X Shares[1]		Direxion Daily Technology Bear 3X Shares
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
Operations:
Net investment loss	$(2,373,129)	$(1,375,555)	$(306,657)	$(100,132)
Net realized gain (loss)	1,340,632,068	195,969,897	(53,709,415)	(88,487,681)
Change in net unrealized appreciation (depreciation)	(148,479,493)	303,122,477	(2,659,442)	4,785,963
Net increase (decrease) in net assets resulting from operations	1,189,779,446	497,716,819	(56,675,514)	(83,801,850)
Distributions to shareholders:
Net distributions to shareholders	(10,258,380)	(1,713,106)	—	(153,907)
Return of capital	—	—	—	(89,972)
Total distributions	(10,258,380)	(1,713,106)	—	(243,879)
Capital share transactions:
Proceeds from shares sold	178,555,353	2,138,462,002	83,073,993	229,231,551
Cost of shares redeemed	(851,631,390)	(1,849,492,104)	(46,697,421)	(124,577,695)
Transaction fees (Note 4)	174,428	473,754	14,010	87,777
Net increase (decrease) in net assets resulting from capital transactions	(672,901,609)	289,443,652	36,390,582	104,741,633
Total increase (decrease) in net assets	506,619,457	785,447,365	(20,284,932)	20,695,904
Net assets:
Beginning of year/period	1,560,088,049	774,640,684	80,035,843	59,339,939
End of year/period	$2,066,707,506	$1,560,088,049	$59,750,911	$80,035,843
Changes in shares outstanding
Shares outstanding, beginning of year/period	61,000,000	42,000,000	5,414,848	620,329
Shares sold	4,400,000	85,500,000	9,550,000	10,200,000
Shares repurchased	(22,000,000)	(66,500,000)	(5,450,000)	(5,405,481)
Shares outstanding, end of year/period	43,400,000	61,000,000	9,514,848	5,414,848

1  Effective March 2, 2021, the Fund had a 10:1 forward stock split. Share amounts for all periods have been adjusted to give effect to the 10:1 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Transportation Bull 3X Shares		Direxion Daily Utilities Bull 3X Shares
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
Operations:
Net investment income (loss)	$(86,416)	$(20,363)	$127,399	$206,583
Net realized gain (loss)	35,461,033	2,721,366	6,002,508	(4,577,365)
Change in net unrealized appreciation (depreciation)	20,455,455	12,452,876	(1,138,489)	1,322,418
Net increase (decrease) in net assets resulting from operations	55,830,072	15,153,879	4,991,418	(3,048,364)
Distributions to shareholders:
Net distributions to shareholders	(19,756)	(28,274)	(135,435)	(610,125)
Return of capital	—	—	—	(5,652)
Total distributions	(19,756)	(28,274)	(135,435)	(615,777)
Capital share transactions:
Proceeds from shares sold	29,704,041	51,723,647	11,148,674	13,719,566
Cost of shares redeemed	(22,200,996)	(31,727,536)	(9,726,881)	(11,371,614)
Transaction fees (Note 4)	4,440	6,345	1,945	2,274
Net increase in net assets resulting from capital transactions	7,507,485	20,002,456	1,423,738	2,350,226
Total increase (decrease) in net assets	63,317,801	35,128,061	6,279,721	(1,313,915)
Net assets:
Beginning of year/period	38,879,180	3,751,119	14,715,381	16,029,296
End of year/period	$102,196,981	$38,879,180	$20,995,102	$14,715,381
Changes in shares outstanding
Shares outstanding, beginning of year/period	2,150,001	150,001	550,001	350,001
Shares sold	900,000	4,300,000	450,000	600,000
Shares repurchased	(800,000)	(2,300,000)	(350,000)	(400,000)
Shares outstanding, end of year/period	2,250,001	2,150,001	650,001	550,001

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily 7-10 Year Treasury Bull 3X Shares		Direxion Daily 7-10 Year Treasury Bear 3X Shares
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
Operations:
Net investment loss	$(36,182)	$(19,515)	$(42,068)	$(7,758)
Net realized gain (loss)	(223,934)	2,991,684	(173,804)	(3,720,905)
Change in net unrealized appreciation (depreciation)	(2,642,120)	29,783	1,231,822	1,530,535
Net increase (decrease) in net assets resulting from operations	(2,902,236)	3,001,952	1,015,950	(2,198,128)
Distributions to shareholders:
Net distributions to shareholders	(1,720,578)	(53,451)	—	(32,183)
Return of capital	—	—	—	(13,020)
Total distributions	(1,720,578)	(53,451)	—	(45,203)
Capital share transactions:
Proceeds from shares sold	5,490,081	13,510,156	7,617,048	2,122,397
Cost of shares redeemed	(2,597,303)	(18,530,135)	(403,393)	(4,125,300)
Transaction fees (Note 4)	780	5,559	121	19,800
Net increase (decrease) in net assets resulting from capital transactions	2,893,558	(5,014,420)	7,213,776	(1,983,103)
Total increase (decrease) in net assets	(1,729,256)	(2,065,919)	8,229,726	(4,226,434)
Net assets:
Beginning of year/period	19,534,353	21,600,272	6,882,281	11,108,715
End of year/period	$17,805,097	$19,534,353	$15,112,007	$6,882,281
Changes in shares outstanding
Shares outstanding, beginning of year/period	300,000	400,000	850,000	1,050,000
Shares sold	100,000	200,000	850,000	250,000
Shares repurchased	(50,000)	(300,000)	(50,000)	(450,000)
Shares outstanding, end of year/period	350,000	300,000	1,650,000	850,000

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily 20+ Year Treasury Bull 3X Shares		Direxion Daily 20+ Year Treasury Bear 3X Shares
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
Operations:
Net investment income (loss)	$124,072	$559,131	$(689,202)	$(89,109)
Net realized gain (loss)	(48,187,487)	81,986,838	20,339,378	(96,025,160)
Change in net unrealized appreciation (depreciation)	(46,534,458)	(27,729,689)	27,749,593	25,819,147
Net increase (decrease) in net assets resulting from operations	(94,597,873)	54,816,280	47,399,769	(70,295,122)
Distributions to shareholders:
Net distributions to shareholders	(5,474,988)	(933,267)	—	(353,697)
Return of capital	—	—	—	(169,036)
Total distributions	(5,474,988)	(933,267)	—	(522,733)
Capital share transactions:
Proceeds from shares sold	81,564,873	441,372,012	207,360,289	251,807,898
Cost of shares redeemed	(74,084,007)	(402,127,929)	(106,910,139)	(205,280,064)
Transaction fees (Note 4)	22,224	213,195	32,073	61,573
Net increase in net assets resulting from capital transactions	7,503,090	39,457,278	100,482,223	46,589,407
Total increase (decrease) in net assets	(92,569,771)	93,340,291	147,881,992	(24,228,448)
Net assets:
Beginning of year/period	282,878,858	189,538,567	99,010,223	123,238,671
End of year/period	$190,309,087	$282,878,858	$246,892,215	$99,010,223
Changes in shares outstanding
Shares outstanding, beginning of year/period	7,900,000	6,450,000	1,774,261	1,149,979
Shares sold	2,700,000	11,850,000	3,150,000	3,700,000
Shares repurchased	(2,500,000)	(10,400,000)	(1,650,000)	(3,075,718)
Shares outstanding, end of year/period	8,100,000	7,900,000	3,274,261	1,774,261

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Financial Highlights

April 30, 2021

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily Mid Cap Bull 3X Shares
For the Six Months Ended April 30, 2021 (Unaudited)	$22.89	$(0.05)	$(0.05)	$41.16	$41.11	$(0.01)	$—	$—	$(0.01)	$63.99	179.64%	$118,395	0.96%	0.96%	(0.21)%	0.95%	0.95%	(0.20)%	16%
For the Year Ended October 31, 2020	$42.25	0.06	0.08	(19.24)	(19.18)	(0.17)	—	(0.01)	(0.18)	$22.89	-45.61%	$40,055	1.00%	1.06%	0.25%	0.95%	1.01%	0.30%	91%
For the Year Ended October 31, 2019	$38.45	0.30	0.35	3.84	4.14	(0.34)	—	—	(0.34)	$42.25	11.04%	$46,481	1.08%	1.12%	0.75%	0.95%	0.99%	0.88%	23%
For the Year Ended October 31, 2018	$42.92	0.22	0.29	(3.42)	(3.20)	(0.10)	(1.17)	—	(1.27)	$38.45	-7.90%	$57,678	1.10%	1.13%	0.46%	0.95%	0.98%	0.61%	39%
For the Year Ended October 31, 2017	$24.95	(0.06)	(0.03)	18.64	18.58	—	(0.61)	—	(0.61)	$42.92	75.11%	$62,242	1.04%	1.09%	(0.18)%	0.95%	1.00%	(0.09)%	130%
For the Year Ended October 31, 2016	$23.15	(0.18)	(0.17)	1.98	1.80	—	—	—	—	$24.95	7.78%	$46,170	0.99%	1.06%	(0.78)%	0.95%	1.02%	(0.74)%	171%
Direxion Daily S&P 500® Bull 3X Shares
For the Six Months Ended April 30, 2021 (Unaudited)	$48.08	0.07	0.08	50.48	50.55	(0.12)	—	—	(0.12)	$98.51	105.23%	$2,211,648	0.94%	0.93%	0.20%	0.93%	0.92%	0.21%	11%
For the Year Ended October 31, 2020	$55.25	0.16	0.20	(7.02)	(6.86)	(0.31)	—	—	(0.31)	$48.08	-12.54%	$1,331,734	1.03%	1.04%	0.34%	0.95%	0.96%	0.42%	223%
For the Year Ended October 31, 2019	$43.04	0.45	0.56	12.26	12.71	(0.50)	—	—	(0.50)	$55.25	29.95%	$947,851	1.19%	1.19%	0.98%	0.95%	0.95%	1.22%	86%
For the Year Ended October 31, 2018	$40.86	0.31	0.34	3.71	4.02	(0.24)	(1.60)	—	(1.84)	$43.04	9.74%	$992,232	1.00%	1.00%	0.68%	0.95%	0.95%	0.73%	95%
For the Year Ended October 31, 2017	$22.92	0.01	0.03	17.93	17.94	—	—	—	—	$40.86	78.31%	$692,851	1.01%	1.00%	0.03%	0.95%	0.94%	0.09%	99%
For the Year Ended October 31, 2016	$21.92	(0.18)	(0.16)	1.18	1.00	—	—	—	—	$22.92	4.56%	$458,407	1.02%	1.02%	(0.85)%	0.95%	0.95%	(0.78)%	187%
Direxion Daily S&P 500® Bear 3X Shares[11]
For the Six Months Ended April 30, 2021 (Unaudited)	$61.00	(0.17)	(0.17)	(34.12)	(34.29)	—	—	—	—	$26.71	-56.21%	$397,432	0.95%	0.93%	(0.92)%	0.95%	0.93%	(0.92)%	0%
For the Year Ended October 31, 2020	$160.60	(0.40)	(0.40)	(98.60)	(99.00)	(0.40)	—	(0.20)	(0.60)	$61.00	-61.87%	$803,180	0.96%	0.99%	(0.45)%	0.95%	0.98%	(0.44)%	0%
For the Year Ended October 31, 2019	$259.20	2.90	2.90	(98.60)	(95.70)	(2.90)	—	—	(2.90)	$106.60	-37.21%	$488,984	0.96%	0.96%	1.44%	0.95%	0.95%	1.45%	0%
For the Year Ended October 31, 2018	$339.40	1.80	1.80	(81.20)	(79.40)	(0.80)	—	—	(0.80)	$259.20	-23.38%	$267,114	0.95%	0.96%	0.68%	0.94%	0.95%	0.69%	1%
For the Year Ended October 31, 2017	$646.50	(1.30)	(1.30)	(305.80)	(07.10)	—	—	—	—	$339.40	-47.50%	$381,925	0.93%	0.96%	(0.28)%	0.93%	0.96%	(0.28)%	7%
For the Year Ended October 31, 2016	$834.50	(5.50)	(5.50)	(182.50)	(188.00)	—	—	—	—	$646.50	-22.53%	$562,025	0.95%	0.97%	(0.78)%	0.94%	0.96%	(0.77)%	0%
Direxion Daily Small Cap Bull 3X Shares
For the Six Months Ended April 30, 2021 (Unaudited)	$32.03	(0.11)	(0.10)	61.93	61.82	(0.01)	—	—	(0.01)	$93.84	193.02%	$1,750,202	0.93%	0.92%	(0.30)%	0.91%	0.90%	(0.28)%	35%
For the Year Ended October 31, 2020	$59.64	0.02	0.05	(27.47)	(27.45)	(0.12)	—	(0.04)	(0.16)	$32.03	-46.16%	$831,202	1.03%	1.01%	0.06%	0.95%	0.93%	0.14%	76%
For the Year Ended October 31, 2019	$61.79	0.32	0.46	(2.17)	(1.85)	(0.30)	—	—	(0.30)	$59.64	-2.88%	$730,592	1.18%	1.17%	0.56%	0.95%	0.94%	0.79%	53%
For the Year Ended October 31, 2018	$66.18	0.20	0.31	(4.47)	(4.27)	(0.12)	—	—	(0.12)	$61.79	-6.49%	$883,562	1.10%	1.12%	0.26%	0.95%	0.97%	0.41%	51%
For the Year Ended October 31, 2017	$34.41	(0.11)	(0.07)	31.88	31.77	—	—	—	—	$66.18	92.36%	$658,510	1.02%	1.03%	(0.21)%	0.95%	0.96%	(0.14)%	185%
For the Year Ended October 31, 2016	$34.44	(0.24)	(0.23)	0.21	(0.03)	—	—	—	—	$34.41	-0.09%	$729,433	0.99%	1.01%	(0.78)%	0.95%	0.97%	(0.74)%	0%
Direxion Daily Small Cap Bear 3X Shares[14]
For the Six Months Ended April 30, 2021 (Unaudited)	$124.40	(0.21)	(0.21)	(92.49)	(92.70)	—	—	—	—	$31.70	-74.52%	$333,573	0.95%	0.91%	(0.92)%	0.95%	0.91%	(0.92)%	0%
For the Year Ended October 31, 2020	$345.52	(0.88)	(0.88)	(218.88)	(219.76)	(0.96)	—	(0.40)	(1.36)	$124.40	-63.86%	$545,802	0.97%	0.97%	(0.46)%	0.95%	0.95%	(0.44)%	0%
For the Year Ended October 31, 2019	$462.40	5.44	5.60	(116.64)	(111.20)	(5.68)	—	—	(5.68)	$345.52	-24.30%	$321,403	0.99%	0.99%	1.36%	0.95%	0.95%	1.40%	0%
For the Year Ended October 31, 2018	$532.00	3.20	3.20	(70.80)	(67.60)	(2.00)	—	—	(2.00)	$462.40	-12.65%	$282,984	0.95%	0.96%	0.73%	0.95%	0.96%	0.73%	0%
For the Year Ended October 31, 2017	$1,229.20	(1.60)	(1.60)	(695.60)	(697.20)	—	—	—	—	$532.00	-56.72%	$647,079	0.96%	0.98%	(0.23)%	0.95%	0.97%	(0.22)%	0%
For the Year Ended October 31, 2016	$1,750.80	(11.60)	(11.60)	(510.00)	(521.60)	—	—	—	—	$1,229.20	-29.79%	$586,011	0.97%	1.00%	(0.79)%	0.95%	0.98%	(0.77)%	0%
Direxion Daily FTSE China Bull 3X Shares
For the Six Months Ended April 30, 2021 (Unaudited)	$16.78	0.12	0.12	1.92	2.04	(0.14)	—	—	(0.14)	$18.68	12.13%	$375,369	0.96%	0.94%	1.10%	0.95%	0.93%	1.11%	29%
For the Year Ended October 31, 2020	$18.05	0.15	0.16	(1.24)	(1.09)	(0.16)	—	(0.02)	(0.18)	$16.78	-6.03%	$260,909	0.99%	1.01%	0.96%	0.95%	0.97%	1.00%	264%
For the Year Ended October 31, 2019	$17.85	0.22	0.24	0.20	0.42	(0.22)	—	—	(0.22)	$18.05	2.23%	$329,403	1.05%	1.07%	1.12%	0.95%	0.97%	1.22%	142%
For the Year Ended October 31, 2018	$32.66	0.48	0.50	(14.78)	(14.30)	(0.51)	—	—	(0.51)	$17.85	-44.39%	$307,058	1.02%	1.05%	1.63%	0.95%	0.98%	1.70%	158%
For the Year Ended October 31, 2017	$17.25	(0.09)	(0.07)	15.50	15.41	—	—	—	—	$32.66	89.33%	$236,786	1.03%	1.08%	(0.41)%	0.95%	1.00%	(0.33)%	112%
For the Year Ended October 31, 2016	$21.73	(0.10)	(0.10)	(4.38)	(4.48)	—	—	—	—	$17.25	-20.62%	$150,955	0.99%	1.04%	(0.67)%	0.95%	1.00%	(0.63)%	80%
The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Financial Highlights

April 30, 2021

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily FTSE China Bear 3X Shares
For the Six Months Ended April 30, 2021 (Unaudited)	$20.91	$(0.06)	$(0.06)	$(6.91)	$(6.97)	$—	$—	$—	$—	$13.94	-33.33%	$35,921	0.95%	0.99%	(0.92)%	0.95%	0.99%	(0.92)%	0%
For the Year Ended October 31, 2020	$49.94	(0.05)	(0.04)	(28.78)	(28.83)	(0.11)	—	(0.09)	(0.20)	$20.91	-57.94%	$44,477	0.98%	1.03%	(0.14)%	0.95%	1.00%	(0.11)%	0%
For the Year Ended October 31, 2019	$71.04	0.65	0.71	(21.04)	(20.39)	(0.71)	—	—	(0.71)	$49.94	-28.74%	$78,771	1.05%	1.09%	1.27%	0.95%	0.99%	1.37%	0%
For the Year Ended October 31, 2018	$65.30	0.39	0.43	5.52	5.91	(0.17)	—	—	(0.17)	$71.04	9.14%	$80,084	1.02%	1.08%	0.69%	0.95%	1.01%	0.76%	0%
For the Year Ended October 31, 2017	$154.50	(0.30)	(0.30)	(88.90)	(89.20)	—	—	—	—	$65.30	-57.73%	$40,664	0.96%	1.05%	(0.28)%	0.95%	1.04%	(0.27)%	0%
For the Year Ended October 31, 2016	$216.50	(1.80)	(1.70)	(60.20)	(62.00)	—	—	—	—	$154.50	-28.64%	$67,613	1.01%	1.09%	(0.84)%	0.95%	1.03%	(0.78)%	0%
Direxion Daily FTSE Europe Bull 3X Shares
For the Six Months Ended April 30, 2021 (Unaudited)	$14.48	0.00[10]	0.00[10]	19.01	19.01	(0.05)	—	—	(0.05)	$33.44	131.42%	$43,466	0.96%	0.95%	0.01%	0.95%	0.94%	0.02%	23%
For the Year Ended October 31, 2020	$29.27	0.09	0.11	(14.74)	(14.65)	(0.14)	—	—	(0.14)	$14.48	-50.09%	$13,757	1.03%	1.09%	0.43%	0.95%	1.01%	0.51%	101%
For the Year Ended October 31, 2019	$24.54	0.36	0.42	4.79	5.15	(0.42)	—	—	(0.42)	$29.27	21.25%	$27,804	1.18%	1.20%	1.41%	0.95%	0.97%	1.64%	111%
For the Year Ended October 31, 2018	$36.99	0.54	0.56	(12.34)	(11.80)	(0.65)	—	—	(0.65)	$24.54	-32.39%	$46,632	1.00%	0.98%	1.52%	0.95%	0.93%	1.57%	54%
For the Year Ended October 31, 2017	$18.88	0.22	0.25	17.89	18.11	—	—	—	—	$36.99	95.92%	$64,737	1.03%	1.06%	0.78%	0.95%	0.98%	0.86%	0%
For the Year Ended October 31, 2016	$27.78	(0.15)	(0.15)	(8.75)	(8.90)	—	—	—	—	$18.88	-32.04%	$26,433	0.97%	1.04%	(0.69)%	0.95%	1.02%	(0.67)%	210%
Direxion Daily MSCI Emerging Markets Bull 3X Shares
For the Six Months Ended April 30, 2021 (Unaudited)	$59.82	0.00[10]	0.01	41.25	41.25	(0.08)	—	—	(0.08)	$100.99	68.96%	$240,521	0.97%	0.96%	0.00%[19]	0.95%	0.94%	0.02%	49%
For the Year Ended October 31, 2020	$73.05	0.27	0.31	(13.07)	(12.80)	(0.43)	—	—	(0.43)	$59.82	-16.88%	$136,479	1.02%	1.04%	0.46%	0.95%	0.97%	0.53%	192%
For the Year Ended October 31, 2019	$62.74	0.90	0.96	10.28	11.18	(0.87)	—	—	(0.87)	$73.05	17.72%	$188,596	1.04%	1.06%	1.24%	0.95%	0.97%	1.33%	66%
For the Year Ended October 31, 2018	$115.85	1.02	1.05	(53.34)	(52.32)	(0.77)	—	(0.02)	(0.79)	$62.74	-45.51%	$202,745	0.98%	0.99%	0.94%	0.95%	0.96%	0.97%	136%
For the Year Ended October 31, 2017	$62.59	(0.37)	(0.28)	53.63	53.26	—	—	—	—	$115.85	85.09%	$275,919	1.06%	1.08%	(0.47)%	0.95%	0.97%	(0.36)%	38%
For the Year Ended October 31, 2016	$57.28	(0.42)	(0.40)	5.73	5.31	—	—	—	—	$62.59	9.27%	$195,996	0.99%	1.03%	(0.83)%	0.95%	0.99%	(0.79)%	162%
Direxion Daily MSCI Emerging Markets Bear 3X Shares
For the Six Months Ended April 30, 2021 (Unaudited)	$17.25	(0.04)	(0.04)	(8.85)	(8.89)	—	—	—	—	$8.36	-51.54%	$20,849	0.95%	1.19%	(0.93)%	0.95%	1.19%	(0.93)%	0%
For the Year Ended October 31, 2020	$42.02	(0.04)	(0.03)	(24.56)	(24.60)	(0.11)	—	(0.06)	(0.17)	$17.25	-58.79%	$38,720	0.98%	1.08%	(0.12)%	0.95%	1.05%	(0.09)%	0%
For the Year Ended October 31, 2019	$64.78	0.63	0.67	(22.66)	(22.03)	(0.73)	—	—	(0.73)	$42.02	-34.15%	$62,837	1.02%	1.08%	1.32%	0.95%	1.01%	1.39%	0%
For the Year Ended October 31, 2018	$50.55	0.30	0.32	14.09	14.39	(0.16)	—	—	(0.16)	$64.78	28.60%	$90,383	0.99%	1.03%	0.64%	0.95%	0.99%	0.68%	0%
For the Year Ended October 31, 2017	$114.55	(0.20)	(0.20)	(63.80)	(64.00)	—	—	—	—	$50.55	-55.87%	$84,166	0.96%	1.00%	(0.26)%	0.95%	0.99%	(0.25)%	0%
For the Year Ended October 31, 2016	$202.20	(1.30)	(1.25)	(86.35)	(87.65)	—	—	—	—	$114.55	-43.35%	$143,830	0.97%	1.02%	(0.79)%	0.95%	1.00%	(0.77)%	0%
Direxion Daily MSCI Mexico Bull 3X Shares
For the Six Months Ended April 30, 2021 (Unaudited)	$31.99	(0.01)	(0.00)[10]	39.00	38.99	(0.07)	—	—	(0.07)	$70.91	121.93%	$23,628	0.97%	1.01%	(0.03)%	0.95%	0.99%	(0.01)%	70%
For the Year Ended October 31, 2020	$130.32	0.08	0.12	(97.90)	(97.82)	(0.42)	—	(0.09)	(0.51)	$31.99	-75.36%	$10,660	1.03%	1.26%	0.18%	0.95%	1.18%	0.26%	188%
For the Year Ended October 31, 2019	$128.28	2.04	2.16	2.28	4.32	(2.28)	—	—	(2.28)	$130.32	3.42%	$11,400	1.05%	1.20%	1.69%	0.95%	1.10%	1.79%	325%
For the Year Ended October 31, 2018	$261.96	3.48	3.48	(130.56)	(127.08)	(6.60)	—	—	(6.60)	$128.28	-49.66%	$4,809	0.96%	1.13%	1.50%	0.95%	1.12%	1.51%	140%
For the Period May 3, 2017[9] through October 31, 2017	$300.00	0.48	0.48	(38.52)	(38.04)	—	—	—	—	$261.96	-12.68%	$3,274	0.96%	2.74%	0.30%	0.95%	2.73%	0.29%	647%
Direxion Daily MSCI South Korea Bull 3X Shares
For the Six Months Ended April 30, 2021 (Unaudited)	$16.66	(0.11)	(0.10)	24.99	24.88	(0.00)[9]	—	—	(0.00)	$41.54	149.37%	$56,077	0.96%	0.96%	(0.55)%	0.95%	0.95%	(0.54)%	35%
For the Year Ended October 31, 2020	$21.32	(0.00)[10]	0.01	(4.47)	(4.47)	(0.19)	—	—	(0.19)	$16.66	-21.27%	$25,821	1.01%	1.15%	(0.02)%	0.95%	1.09%	0.04%	327%
For the Year Ended October 31, 2019	$24.13	0.16	0.18	(2.78)	(2.62)	(0.19)	—	—	(0.19)	$21.32	-10.93%	$25,580	1.04%	1.10%	0.71%	0.95%	1.01%	0.80%	149%
For the Year Ended October 31, 2018	$60.22	0.36	0.39	(34.01)	(33.65)	(0.60)	(1.84)	—	(2.44)	$24.13	-58.26%	$22,924	1.03%	1.16%	0.76%	0.95%	1.08%	0.84%	96%
For the Year Ended October 31, 2017	$26.57	(0.21)	(0.21)	33.86	33.65	—	—	—	—	$60.22	126.65%	$12,044	0.97%	1.35%	(0.53)%	0.95%	1.33%	(0.51)%	88%
For the Year Ended October 31, 2016	$28.24	(0.21)	(0.21)	(1.46)	(1.67)	—	—	—	—	$26.57	-5.91%	$3,985	0.97%	1.67%	(0.87)%	0.95%	1.65%	(0.85)%	266%

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Financial Highlights

April 30, 2021

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily Aerospace & Defense Bull 3X Shares
For the Six Months Ended April 30, 2021 (Unaudited)	$8.87	$(0.00)[10]	$(0.00)[10]	$13.86	$13.86	$(0.01)	$—	$—	$(0.01)	$22.72	156.34%	$354,400	0.96%	0.94%	(0.05)%	0.95%	0.93%	(0.04)%	38%
For the Year Ended October 31, 2020	$55.54	0.01	(0.01)	(46.58)	(46.58)	(0.06)	—	(0.04)	(0.10)	$8.87	-83.86%	$199,485	0.99%	1.02%	0.07%	0.95%	0.98%	0.11%	159%
For the Year Ended October 31, 2019	$42.15	0.30	0.46	13.43	13.73	(0.34)	—	—	(0.34)	$55.54	32.78%	$52,759	1.30%	1.34%	0.63%	0.95%	0.99%	0.98%	54%
For the Year Ended October 31, 2018	$40.03	0.20	0.27	2.81	3.01	(0.26)	(0.63)	—	(0.89)	$42.15	7.39%	$56,900	1.09%	1.11%	0.40%	0.95%	0.97%	0.54%	39%
For the Period May 3, 2017[9] through October 31, 2017	$25.00	0.07	0.07	14.96	15.03	—	—	—	—	$40.03	60.12%	$42,032	0.98%	1.34%	0.39%	0.95%	1.31%	0.42%	7%
Direxion Daily Consumer Discretionary Bull 3X Shares
For the Six Months Ended April 30, 2021 (Unaudited)	$36.13	(0.14)	(0.14)	31.06	30.92	—	—	—	—	$67.05	85.58%	$50,290	0.96%	1.05%	(0.51)%	0.95%	1.04%	(0.50)%	17%
For the Year Ended October 31, 2020	$31.74	(0.06)	(0.05)	4.52	4.46	(0.07)	—	—	(0.07)	$36.13	14.26%	$12,647	1.00%	1.46%	(0.20)%	0.95%	1.41%	(0.15)%	101%
For the Period November 29, 2018[9] through October 31, 2019	$25.00	0.15	0.18	6.79	6.94	(0.17)	—	(0.03)	(0.20)	$31.74	27.83%	$6,347	1.08%	2.18%	0.55%	0.95%	2.05%	0.68%	66%
Direxion Daily Dow Jones Internet Bull 3X Shares
For the Six Months Ended April 30, 2021 (Unaudited)	$45.47	(0.27)	(0.27)	29.87	29.60	—	—	—	—	$75.07	65.10%	$71,318	0.96%	0.97%	(0.80)%	0.95%	0.96%	(0.79)%	42%
For the Period November 7, 2019[9] through October 31, 2020	$25.00	(0.25)	(0.24)	20.74	20.49	(0.02)	—	—	(0.02)	$45.47	81.99%	$34,100	0.97%	1.14%	(0.66)%	0.95%	1.12%	(0.64)%	123%
Direxion Daily Dow Jones Internet Bear 3X Shares
For the Six Months Ended April 30, 2021 (Unaudited)	$44.23	(0.11)	(0.11)	(24.71)	(24.82)	—	—	—	—	$19.41	-56.12%	$3,299	0.95%	1.61%	(0.93)%	0.95%	1.61%	(0.93)%	0%
For the Period November 7, 2019[9] through October 31, 2020	$250.00	(0.24)	(0.23)	(204.96)	(205.20)	(0.28)	—	(0.29)	(0.57)	$44.23	-82.26%	$5,305	0.96%	2.14%	(0.30)%	0.95%	2.13%	(0.29)%	0%
Direxion Daily Financial Bull 3X Shares
For the Six Months Ended April 30, 2021 (Unaudited)	$33.61	0.24	0.25	74.45	74.69	(0.21)	—	—	(0.21)	$108.09	222.56%	$3,075,061	0.88%	0.91%	0.69%	0.87%	0.90%	0.70%	26%
For the Year Ended October 31, 2020	$80.94	0.32	0.36	(47.34)	(47.02)	(0.31)	—	—	(0.31)	$33.61	-58.07%	$1,347,638	1.03%	1.03%	0.73%	0.94%	0.94%	0.82%	247%
For the Year Ended October 31, 2019	$58.65	0.68	0.88	22.25	22.93	(0.64)	—	(0.00)[10]	(0.64)	$80.94	39.44%	$1,339,498	1.26%	1.25%	1.04%	0.95%	0.94%	1.35%	29%
For the Year Ended October 31, 2018	$60.31	0.60	0.67	(1.70)	(1.10)	(0.56)	—	—	(0.56)	$58.65	-1.98%	$1,627,513	1.04%	1.05%	0.89%	0.94%	0.95%	0.99%	73%
For the Year Ended October 31, 2017	$29.34	0.11	0.15	30.86	30.97	—	—	—	—	$60.31	105.56%	$1,538,012	1.03%	1.02%	0.24%	0.95%	0.94%	0.32%	4%
For the Year Ended October 31, 2016	$30.21	(0.03)	(0.02)	(0.84)	(0.87)	—	—	—	—	$29.34	-2.88%	$1,034,205	0.98%	0.99%	(0.12)%	0.95%	0.96%	(0.09)%	14%
Direxion Daily Financial Bear 3X Shares[14]
For the Six Months Ended April 30, 2021 (Unaudited)	$118.00	(0.23)	(0.23)	(89.21)	(89.44)	—	—	—	—	$28.56	-75.80%	$118,601	0.95%	0.92%	(0.93)%	0.95%	0.92%	(0.93)%	0%
For the Year Ended October 31, 2020	$261.76	(0.88)	(0.80)	(141.92)	(142.80)	(0.64)	—	(0.32)	(0.96)	$118.00	-54.76%	$271,668	0.96%	0.98%	(0.48)%	0.95%	0.97%	(0.47)%	0%
For the Year Ended October 31, 2019	$449.20	4.72	4.88	(187.52)	(182.80)	(4.64)	—	—	(4.64)	$261.76	-40.98%	$175,801	0.99%	1.00%	1.37%	0.95%	0.96%	1.41%	0%
For the Year Ended October 31, 2018	$538.40	2.80	2.80	(90.40)	(87.60)	(1.60)	—	—	(1.60)	$449.20	-16.26%	$141,799	0.95%	0.96%	0.69%	0.95%	0.96%	0.69%	0%
For the Year Ended October 31, 2017	$1,255.60	(2.00)	(2.00)	(715.20)	(717.20)	—	—	—	—	$538.40	-57.12%	$178,750	0.95%	1.00%	(0.26)%	0.95%	1.00%	(0.26)%	0%
For the Year Ended October 31, 2016	$1,674.40	(12.00)	(12.00)	(406.80)	(418.80)	—	—	—	—	$1,255.60	-25.01%	$313,292	0.96%	0.99%	(0.77)%	0.95%	0.98%	(0.76)%	0%
Direxion Daily Healthcare Bull 3X Shares
For the Six Months Ended April 30, 2021 (Unaudited)	$55.70	(0.05)	(0.05)	37.42	37.37	(0.01)	—	—	(0.01)	$93.06	67.09%	$158,199	0.95%	0.94%	(0.12)%	0.95%	0.94%	(0.12)%	0%
For the Year Ended October 31, 2020	$58.15	0.12	0.16	(2.44)	(2.32)	(0.13)	—	—	(0.13)	$55.70	-3.85%	$103,039	1.01%	1.04%	0.20%	0.95%	0.98%	0.26%	228%
For the Year Ended October 31, 2019	$53.02	0.40	0.46	5.16	5.56	(0.43)	—	—	(0.43)	$58.15	10.61%	$139,550	1.07%	1.08%	0.75%	0.95%	0.96%	0.87%	16%
For the Year Ended October 31, 2018	$44.17	0.20	0.25	8.94	9.14	(0.27)	(0.02)	—	(0.29)	$53.02	20.69%	$151,104	1.06%	1.07%	0.40%	0.95%	0.96%	0.51%	43%
For the Year Ended October 31, 2017	$25.86	(0.01)	0.01	18.32	18.31	—	—	—	—	$44.17	70.80%	$143,567	1.00%	1.02%	(0.02)%	0.95%	0.97%	0.03%	23%
For the Year Ended October 31, 2016	$32.66	(0.22)	(0.21)	(6.58)	(6.80)	—	—	—	—	$25.86	-20.82%	$164,186	0.99%	1.01%	(0.73)%	0.95%	0.97%	(0.69)%	0%

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Financial Highlights

April 30, 2021

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily Homebuilders & Supplies Bull 3X Shares
For the Six Months Ended April 30, 2021 (Unaudited)	$39.58	$(0.10)	$(0.10)	$55.98	$55.88	$—	$—	$—	$—	$95.46	141.18%	$472,533	0.97%	0.95%	(0.36)%	0.95%	0.93%	(0.34)%	18%
For the Year Ended October 31, 2020	$70.39	(0.12)	(0.10)	(30.69)	(30.81)	(0.00)[10]	—	—	(0.00)[10]	$39.58	-43.74%	$360,141	1.01%	1.02%	(0.34)%	0.95%	0.96%	(0.28)%	134%
For the Year Ended October 31, 2019	$28.33	0.15	0.22	42.09	42.24	(0.17)	—	(0.01)	(0.18)	$70.39	149.83%	$66,870	1.12%	1.17%	0.34%	0.95%	1.00%	0.51%	24%
For the Year Ended October 31, 2018	$71.69	0.05	0.08	(42.24)	(42.19)	(0.02)	(1.15)	—	(1.17)	$28.33	-59.92%	$39,667	0.99%	1.03%	0.09%	0.95%	0.99%	0.13%	38%
For the Year Ended October 31, 2017	$21.24	(0.17)	(0.14)	50.62	50.45	—	—	—	—	$71.69	237.52%	$39,428	1.02%	1.45%	(0.39)%	0.95%	1.38%	(0.32)%	164%
For the Year Ended October 31, 2016	$29.03	(0.18)	(0.18)	(7.61)	(7.79)	—	—	—	—	$21.24	-26.83%	$2,124	0.97%	2.28%	(0.70)%	0.95%	2.26%	(0.68)%	41%
Direxion Daily Industrials Bull 3X Shares
For the Six Months Ended April 30, 2021 (Unaudited)	$18.48	(0.01)	(0.01)	24.74	24.73	(0.03)	(0.04)	—	(0.07)	$43.14	134.00%	$94,901	0.96%	0.98%	(0.06)%	0.95%	0.97%	(0.05)%	1%
For the Year Ended October 31, 2020	$32.94	0.05	0.06	(14.36)	(14.31)	(0.15)	—	—	(0.15)	$18.48	-43.33%	$16,636	0.97%	1.44%	0.27%	0.95%	1.42%	0.29%	103%
For the Year Ended October 31, 2019	$26.25	0.37	0.39	6.75	7.12	(0.43)	—	—	(0.43)	$32.94	27.57%	$3,294	1.03%	1.84%	1.25%	0.95%	1.76%	1.33%	228%
For the Year Ended October 31, 2018	$30.93	0.22	0.25	(4.54)	(4.32)	(0.27)	(0.09)	—	(0.36)	$26.25	-14.26%	$3,937	1.05%	1.58%	0.62%	0.95%	1.48%	0.72%	26%
For the Period May 3, 2017[9] through October 31, 2017	$25.00	0.05	0.05	5.88	5.93	—	—	—	—	$30.93	23.72%	$3,093	0.95%	3.54%	0.34%	0.95%	3.54%	0.34%	111%
Direxion Daily MSCI Real Estate Bull 3X Shares
For the Six Months Ended April 30, 2021 (Unaudited)	$9.03	0.11	0.11	10.68	10.79	(0.08)	—	—	(0.08)	$19.74	119.93%	$143,106	0.95%	0.95%	1.61%	0.95%	0.95%	1.61%	1%
For the Year Ended October 31, 2020	$30.84	0.19	0.19	(21.40)	(21.21)	(0.17)	(0.40)	(0.03)	(0.60)	$9.03	-69.35%	$49,659	1.01%	1.08%	1.40%	0.95%	1.02%	1.46%	123%
For the Year Ended October 31, 2019	$19.59	0.54	0.59	11.20	11.74	(0.49)	—	—	(0.49)	$30.84	60.83%	$53,969	1.14%	1.22%	2.21%	0.95%	1.03%	2.40%	72%
For the Year Ended October 31, 2018	$21.70	0.50	0.53	(2.01)	(1.51)	(0.48)	—	(0.12)	(0.60)	$19.59	-7.13%	$40,163	1.09%	1.12%	2.55%	0.95%	0.98%	2.69%	149%
For the Year Ended October 31, 2017	$20.09	0.05	0.06	1.56	1.61	—	—	—	—	$21.70	8.01%	$69,453	1.00%	1.05%	0.20%	0.95%	1.00%	0.25%	113%
For the Year Ended October 31, 2016	$18.61	(0.13)	(0.12)	1.61	1.48	—	—	—	—	$20.09	7.98%	$74,331	1.00%	1.04%	(0.62)%	0.95%	0.99%	(0.57)%	199%
Direxion Daily MSCI Real Estate Bear 3X Shares
For the Six Months Ended April 30, 2021 (Unaudited)	$15.34	(0.04)	(0.04)	(9.24)	(9.28)	—	—	—	—	$6.06	-60.50%	$14,857	0.95%	1.13%	(0.93)%	0.95%	1.13%	(0.93)%	0%
For the Year Ended October 31, 2020	$25.76	(0.11)	(0.11)	(10.22)	(10.33)	(0.06)	—	(0.03)	(0.09)	$15.34	-40.31%	$45,283	0.96%	1.14%	(0.60)%	0.95%	1.13%	(0.59)%	0%
For the Year Ended October 31, 2019	$50.20	0.49	0.50	(24.46)	(23.96)	(0.48)	—	—	(0.48)	$25.76	-47.94%	$15,495	0.97%	1.28%	1.41%	0.95%	1.26%	1.43%	0%
For the Year Ended October 31, 2018	$56.40	0.40	0.40	(6.45)	(6.05)	(0.15)	—	—	(0.15)	$50.20	-10.68%	$19,156	0.99%	1.36%	0.71%	0.95%	1.32%	0.75%	0%
For the Year Ended October 31, 2017	$71.40	(0.20)	(0.20)	(14.80)	(15.00)	—	—	—	—	$56.40	-21.01%	$15,882	0.97%	1.36%	(0.33)%	0.95%	1.34%	(0.31)%	0%
For the Year Ended October 31, 2016	$105.20	(0.55)	(0.55)	(33.25)	(33.80)	—	—	—	—	$71.40	-32.13%	$22,967	0.95%	1.39%	(0.77)%	0.95%	1.39%	(0.77)%	0%
Direxion Daily Pharmaceutical & Medical Bull 3X Shares
For the Six Months Ended April 30, 2021 (Unaudited)	$15.76	(0.05)	(0.05)	4.82	4.76	—	—	—	—	$20.52	30.20%	$14,365	0.96%	1.12%	(0.47)%	0.95%	1.11%	(0.46)%	57%
For the Year Ended October 31, 2020	$15.66	(0.06)	(0.04)	0.16	0.10	(0.00)[10]	—	—	(0.00)[10]	$15.76	0.64%	$11,029	1.03%	1.38%	(0.34)%	0.95%	1.30%	(0.26)%	165%
For the Year Ended October 31, 2019	$26.53	0.12	0.12	(10.80)	(10.68)	(0.18)	—	(0.01)	(0.19)	$15.66	-40.41%	$8,611	0.97%	1.43%	0.72%	0.95%	1.41%	0.74%	246%
For the Period November 15, 2017[9] through October 31, 2018	$25.00	0.08	0.09	1.56	1.64	(0.10)	—	(0.01)	(0.11)	$26.53	6.49%	$3,979	0.98%	2.01%	0.30%	0.95%	1.98%	0.33%	152%
Direxion Daily Regional Banks Bull 3X Shares
For the Six Months Ended April 30, 2021 (Unaudited)	$65.93	0.75	0.76	183.20	183.95	(0.71)	—	—	(0.71)	$249.17	279.64%	$483,317	0.95%	0.90%	0.85%	0.94%	0.89%	0.86%	48%
For the Year Ended October 31, 2020	$415.60	1.04	1.05	(348.44)	(347.40)	(2.27)	—	—	(2.27)	$65.93	-83.83%	$111,397	0.97%	1.00%	1.64%	0.95%	0.98%	1.66%	331%
For the Year Ended October 31, 2019	$497.20	7.00	7.20	(81.50)	(74.50)	(7.10)	—	—	(7.10)	$415.60	-14.83%	$20,780	0.99%	1.07%	1.64%	0.95%	1.03%	1.68%	81%
For the Year Ended October 31, 2018	$669.80	6.20	6.70	(172.70)	(166.50)	(6.10)	—	—	(6.10)	$497.20	-25.20%	$29,835	1.02%	1.04%	0.79%	0.95%	0.97%	0.86%	76%
For the Year Ended October 31, 2017	$347.00	1.50	1.60	322.30	323.80	(1.00)	—	—	(1.00)	$669.80	93.38%	$26,794	0.96%	1.07%	0.25%	0.95%	1.06%	0.26%	184%
For the Year Ended October 31, 2016	$352.90	(0.10)	(0.10)	(5.80)	(5.90)	—	—	—	—	$347.00	-1.67%	$1,735	0.96%	2.67%	(0.05)%	0.95%	2.66%	(0.04)%	24%
The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Financial Highlights

April 30, 2021

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily Retail Bull 3X Shares[13]
For the Six Months Ended April 30, 2021 (Unaudited)	$42.89	$(0.09)	$(0.08)	$175.10	$175.01	$(0.01)	$—	$—	$(0.01)	$217.89	408.07%	$136,014	0.97%	0.93%	(0.14)%	0.95%	0.91%	(0.12)%	92%
For the Year Ended October 31, 2020	$47.16	0.05	0.06	(4.14)	(4.09)	(0.10)	—	(0.08)	(0.18)	$42.89	-7.65%	$22,485	0.99%	1.17%	0.12%	0.95%	1.13%	0.16%	171%
For the Year Ended October 31, 2019	$73.80	0.62	0.64	(26.68)	(286.06)	(0.58)	—	—	(0.58)	$47.16	-35.35%	$12,967	1.01%	1.16%	1.15%	0.95%	1.10%	1.21%	84%
For the Year Ended October 31, 2018	$48.98	0.44	0.56	24.88	25.32	(0.50)	—	—	(0.50)	$73.80	51.66%	$31,367	1.09%	1.15%	0.59%	0.95%	1.01%	0.73%	81%
For the Year Ended October 31, 2017	$77.24	(0.06)	(0.04)	(26.30)	(26.36)	—	(1.90)	—	(1.90)	$48.98	-35.22%	$36,728	0.99%	1.09%	(0.10)%	0.95%	1.05%	(0.06)%	659%
For the Year Ended October 31, 2016	$73.16	(0.52)	(0.48)	4.60	4.08	—	—	—	—	$77.24	5.58%	$36,689	0.99%	1.08%	(0.69)%	0.95%	1.04%	(0.65)%	59%
Direxion Daily S&P 500® High Beta Bull 3X Shares[15]
For the Six Months Ended April 30, 2021 (Unaudited)	$14.43	0.01	0.01	49.52	49.53	(0.01)	—	—	(0.01)	$63.95	343.14%	$106,440	0.96%	0.98%	0.03%	0.95%	0.97%	0.04%	35%
For the Period November 7, 2019[9] through October 31, 2020	$35.71	—	—	(21.13)	(21.14)	(0.04)	—	(0.10)	(0.14)	$14.43	-59.13%	$29,795	0.97%	1.16%	(0.03)%	0.95%	1.14%	(0.01)%	245%
Direxion Daily S&P 500® High Beta Bear 3X Shares[12]
For the Six Months Ended April 30, 2021 (Unaudited)	$101.00	(0.12)	(0.12)	(87.42)	(87.54)	—	—	—	—	$13.46	-86.67%	$19,604	0.95%	1.03%	(0.93)%	0.95%	1.03%	(0.93)%	0%
For the Period November 7, 2019[9] through October 31, 2020	$500.00	(1.00)	(1.00)	(379.20)	(398.20)	(0.40)	—	(0.40)	(0.80)	$101.00	-79.76%	$52,781	0.96%	1.10%	(0.79)%	0.95%	1.09%	(0.78)%	0%
Direxion Daily S&P Biotech Bull 3X Shares
For the Six Months Ended April 30, 2021 (Unaudited)	$53.52	(0.37)	(0.37)	25.50	25.13	—	—	—	—	$78.65	46.95%	$712,662	0.97%	0.94%	(0.82)%	0.95%	0.92%	(0.80)%	156%
For the Year Ended October 31, 2020	$37.18	(0.23)	(0.19)	16.58	16.35	(0.01)	—	(0.00)[10]	(0.01)	$53.52	43.96%	$292,298	1.04%	1.05%	(0.48)%	0.95%	0.96%	(0.39)%	137%
For the Year Ended October 31, 2019	$49.33	0.24	0.25	(12.14)	(11.90)	(0.25)	—	—	(0.25)	$37.18	-24.17%	$487,452	0.98%	0.98%	0.53%	0.95%	0.95%	0.56%	114%
For the Year Ended October 31, 2018	$76.45	0.15	0.31	(27.03)	(26.88)	(0.11)	(0.13)	—	(0.24)	$49.33	-35.28%	$592,472	1.14%	1.15%	0.18%	0.95%	0.96%	0.37%	510%
For the Year Ended October 31, 2017	$28.82	(0.22)	(0.18)	47.85	47.63	—	—	—	—	$76.45	165.27%	$379,297	1.04%	1.04%	(0.45)%	0.95%	0.95%	(0.36)%	642%
For the Year Ended October 31, 2016	$76.92	(0.29)	(0.28)	(47.81)	(48.10)	—	—	—	—	$28.82	-62.53%	$279,883	0.98%	1.00%	(0.79)%	0.95%	0.97%	(0.76)%	1,619%
Direxion Daily S&P Biotech Bear 3X Shares
For the Six Months Ended April 30, 2021 (Unaudited)	$54.51	(0.10)	(0.10)	(34.09)	(34.19)	—	—	—	—	$20.32	-62.72%	$61,293	0.95%	0.94%	(0.93)%	0.95%	0.94%	(0.93)%	0%
For the Year Ended October 31, 2020	$408.20	(0.09)	(0.04)	(352.33)	(352.42)	(0.71)	—	(0.56)	(1.27)	$54.51	-86.59%	$63,561	0.99%	1.03%	(0.07)%	0.95%	0.99%	(0.03)%	0%
For the Year Ended October 31, 2019	$783.40	5.80	6.20	(373.20)	(367.40)	(7.80)	—	—	(7.80)	$408.20	-47.16%	$82,336	1.05%	1.07%	1.29%	0.95%	0.97%	1.39%	0%
For the Year Ended October 31, 2018	$1,008.00	4.60	5.00	(226.20)	(221.60)	(3.00)	—	—	(3.00)	$783.40	-21.81%	$56,196	1.00%	1.02%	0.74%	0.95%	0.97%	0.79%	0%
For the Year Ended October 31, 2017	$5,500.00	(2.00)	(2.00)	(4,490.00)	(4,492.00)	—	—	—	—	$1,008.00	-81.67%	$98,361	0.96%	0.99%	(0.17)%	0.95%	0.98%	(0.16)%	0%
For the Year Ended October 31, 2016	$8,216.00	(48.00)	(44.00)	(2,668.00)	(2,716.00)	—	—	—	—	$5,500.00	-33.06%	$82,490	1.01%	1.08%	(0.82)%	0.95%	1.02%	(0.76)%	0%
Direxion Daily Semiconductor Bull 3X Shares[16]
For the Six Months Ended April 30, 2021 (Unaudited)	$16.59	0.00[10]	0.01	20.28	20.28	(0.02)	—	—	(0.02)	$36.85	122.26%	$4,367,986	0.84%	0.91%	0.02%	0.83%	0.90%	0.03%	103%
For the Year Ended October 31, 2020	$13.21	0.02	0.03	3.39	3.41	(0.03)	—	—	(0.03)	$16.59	25.88%	$1,318,844	1.06%	1.06%	0.13%	0.94%	0.94%	0.25%	230%
For the Year Ended October 31, 2019	$6.70	0.07	0.10	6.51	6.58	(0.07)	—	—	(0.07)	$13.21	98.82%	$634,080	1.35%	1.35%	0.74%	0.93%	0.93%	1.16%	92%
For the Year Ended October 31, 2018	$9.87	0.05	0.07	(3.16)	(3.11)	(0.06)	—	—	(0.06)	$6.70	-31.68%	$582,998	1.10%	1.09%	0.56%	0.94%	0.93%	0.72%	101%
For the Year Ended October 31, 2017	$3.05	—	0.01	7.00	7.00	—	(0.18)	—	(0.18)	$9.87	238.31%	$525,405	1.06%	1.04%	(0.02)%	0.95%	0.93%	0.09%	17%
For the Year Ended October 31, 2016	$1.79	(0.01)	(0.01)	1.27	1.26	—	—	—	—	$3.05	70.06%	$112,149	0.97%	1.01%	(0.44)%	0.95%	0.99%	(0.42)%	29%

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Financial Highlights

April 30, 2021

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily Semiconductor Bear 3X Shares
For the Six Months Ended April 30, 2021 (Unaudited)	$37.49	$(0.06)	$(0.06)	$(27.91)	$(27.97)	$—	$—	$—	$—	$9.52	-74.61%	$78,996	0.95%	0.93%	(0.93)%	0.95%	0.93%	(0.93)%	0%
For the Year Ended October 31, 2020	$368.16	(0.02)	0.01	(329.24)	(329.26)	(1.02)	—	(0.39)	(1.41)	$37.49	-89.76%	$93,777	0.98%	1.00%	(0.02)%	0.95%	0.97%	0.01%	0%
For the Year Ended October 31, 2019	$1,599.60	9.24	9.60	(1,228.56)	(1,219.32)	(12.12)	—	—	(12.12)	$368.16	-76.67%	$237,361	1.02%	1.01%	1.45%	0.95%	0.94%	1.52%	0%
For the Year Ended October 31, 2018	$1,950.00	9.60	10.80	(355.20)	(345.60)	(4.80)	—	—	(4.80)	$1,599.60	-17.63%	$65,459	0.97%	0.98%	0.73%	0.95%	0.96%	0.75%	0%
For the Year Ended October 31, 2017	$9,216.00	(7.20)	(7.20)	(7,258.80)	(7,266.00)	—	—	—	—	$1,950.00	-78.84%	$48,915	0.96%	1.03%	(0.18)%	0.95%	1.02%	(0.17)%	0%
For the Year Ended October 31, 2016	$25,458.00	(126.00)	(120.00)	(16,116.00)	(16,242.00)	—	—	—	—	$9,216.00	-63.80%	$51,460	0.96%	1.02%	(0.77)%	0.95%	1.01%	(0.76)%	0%
Direxion Daily Technology Bull 3X Shares[17]
For the Six Months Ended April 30, 2021 (Unaudited)	$25.58	(0.05)	(0.05)	22.28	22.23	—	(0.19)	—	(0.19)	$47.62	87.19%	$2,066,708	0.93%	0.93%	(0.24)%	0.92%	0.92%	(0.23)%	19%
For the Year Ended October 31, 2020	$18.44	(0.02)	—	7.19	7.16	(0.03)	—	—	(0.03)	$25.58	38.98%	$1,560,088	1.06%	1.06%	(0.11)%	0.95%	0.95%	0.00%	376%
For the Year Ended October 31, 2019	$12.55	0.04	0.09	5.91	5.95	(0.05)	—	—	(0.05)	$18.44	47.55%	$774,641	1.36%	1.36%	0.27%	0.95%	0.95%	0.68%	47%
For the Year Ended October 31, 2018	$10.76	0.04	0.07	1.80	1.83	(0.05)	—	—	(0.05)	$12.55	16.99%	$671,151	1.17%	1.17%	0.29%	0.95%	0.95%	0.51%	41%
For the Year Ended October 31, 2017	$4.73	—	0.01	6.03	6.03	—	—	—	—	$10.76	127.43%	$452,001	1.03%	1.03%	0.01%	0.95%	0.95%	0.09%	0%
For the Year Ended October 31, 2016	$3.86	(0.02)	(0.02)	0.90	0.88	—	—	—	—	$4.73	22.72%	$172,728	0.97%	0.99%	(0.58)%	0.95%	0.97%	(0.56)%	153%
Direxion Daily Technology Bear 3X Shares
For the Six Months Ended April 30, 2021 (Unaudited)	$14.78	(0.04)	(0.04)	(8.46)	(8.50)	—	—	—	—	$6.28	-57.51%	$59,751	0.95%	0.96%	(0.93)%	0.95%	0.96%	(0.93)%	0%
For the Year Ended October 31, 2020	$95.70	(0.05)	(0.04)	(80.50)	(80.55)	(0.23)	—	(0.14)	(0.37)	$14.78	-84.47%	$80,036	0.96%	1.03%	(0.18)%	0.95%	1.02%	(0.17)%	0%
For the Year Ended October 31, 2019	$221.80	2.20	2.20	(126.00)	(123.80)	(2.30)	—	—	(2.30)	$95.70	-56.25%	$59,340	0.98%	1.03%	1.53%	0.95%	1.00%	1.56%	0%
For the Year Ended October 31, 2018	$368.00	2.00	2.10	(147.00)	(145.00)	(1.20)	—	—	(1.20)	$221.80	-39.38%	$33,349	0.96%	1.05%	0.85%	0.95%	1.04%	0.86%	0%
For the Year Ended October 31, 2017	$963.00	(1.00)	(1.00)	(594.00)	(595.00)	—	—	—	—	$368.00	-61.79%	$17,419	0.96%	1.15%	(0.20)%	0.95%	1.14%	(0.19)%	0%
For the Year Ended October 31, 2016	$1,540.50	(10.00)	(10.00)	(567.50)	(577.50)	—	—	—	—	$963.00	-37.49%	$19,598	0.96%	1.15%	(0.77)%	0.95%	1.14%	(0.76)%	0%
Direxion Daily Transportation Bull 3X Shares
For the Six Months Ended April 30, 2021 (Unaudited)	$18.08	(0.04)	(0.04)	27.39	27.35	(0.01)	—	—	(0.01)	$45.42	151.31%	$102,197	0.96%	0.97%	(0.28)%	0.95%	0.96%	(0.27)%	0%
For the Year Ended October 31, 2020	$25.01	(0.02)	(0.01)	(6.85)	(6.87)	(0.06)	—	—	(0.06)	$18.08	-27.42%	$38,879	0.96%	1.13%	(0.10)%	0.95%	1.12%	(0.09)%	128%
For the Year Ended October 31, 2019	$27.12	0.23	0.24	(2.06)	(1.83)	(0.28)	—	—	(0.28)	$25.01	-6.66%	$3,751	0.99%	1.57%	0.92%	0.95%	1.53%	0.96%	74%
For the Year Ended October 31, 2018	$29.44	0.19	0.19	0.66	0.85	(0.24)	(2.93)	—	(3.17)	$27.12	1.13%	$10,849	0.95%	1.37%	0.57%	0.95%	1.37%	0.57%	0%
For the Period May 3, 2017[10] through October 31, 2017	$25.00	0.02	0.02	4.42	4.44	—	—	—	—	$29.44	17.76%	$2,945	0.95%	3.62%	0.13%	0.95%	3.62%	0.13%	0%
Direxion Daily Utilities Bull 3X Shares
For the Six Months Ended April 30, 2021 (Unaudited)	$26.76	0.18	0.18	5.55	5.73	(0.19)	—	—	(0.19)	$32.30	21.58%	$20,995	0.96%	1.07%	1.33%	0.95%	1.06%	1.34%	40%
For the Year Ended October 31, 2020	$45.80	0.40	0.42	(17.58)	(17.18)	(0.50)	(1.34)	(0.02)	(1.86)	$26.76	-38.38%	$14,715	1.01%	1.28%	1.44%	0.95%	1.22%	1.50%	80%
For the Year Ended October 31, 2019	$27.81	0.65	0.68	18.04	18.69	(0.70)	—	—	(0.70)	$45.80	67.76%[18]	$16,029	1.04%	1.58%	1.76%	0.95%	1.49%	1.85%	72%
For the Year Ended October 31, 2018	$31.13	0.53	0.54	(3.31)	(2.78)	(0.54)	—	—	(0.54)	$27.81	-8.72%	$4,172	0.96%	1.45%	2.15%	0.95%	1.44%	2.16%	44%
For the Period May 3, 2017[9] through October 31, 2017	$25.00	0.15	0.15	5.98	6.13	—	—	—	—	$31.13	24.52%	$3,113	0.95%	3.46%	1.04%	0.95%	3.46%	1.04%	86%

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Financial Highlights

April 30, 2021

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily 7-10 Year Treasury Bull 3X Shares
For the Six Months Ended April 30, 2021 (Unaudited)	$65.11	$(0.11)	$(0.11)	$(8.39)	$(8.50)	$—	$(5.74)	$—	$(5.74)	$50.87	-14.31%	$17,805	0.95%	1.08%	(0.39)%	0.95%	1.08%	(0.39)%	6%
For the Year Ended October 31, 2020	$54.00	(0.06)	(0.04)	11.35	11.29	(0.18)	—	—	(0.18)	$65.11	20.96%	$19,534	0.99%	1.15%	(0.10)%	0.95%	1.11%	(0.06)%	76%
For the Year Ended October 31, 2019	$38.83	0.52	0.57	15.18	15.70	(0.53)	—	—	(0.53)	$54.00	40.66%	$21,600	1.05%	1.28%	1.09%	0.95%	1.18%	1.19%	97%
For the Year Ended October 31, 2018	$44.25	0.31	0.34	(5.41)	(5.10)	(0.32)	—	—	(0.32)	$38.83	-11.54%	$5,824	1.01%	1.57%	0.76%	0.95%	1.51%	0.82%	0%
For the Year Ended October 31, 2017	$51.25	(0.02)	(0.01)	(4.14)	(4.16)	—	(2.84)	—	(2.84)	$44.25	-7.60%	$8,851	0.96%	1.70%	(0.04)%	0.95%	1.69%	(0.03)%	134%
For the Year Ended October 31, 2016	$46.74	(0.41)	(0.40)	5.65	5.24	—	(0.73)	—	(0.73)	$51.25	11.42%	$7,688	0.98%	1.59%	(0.81)%	0.95%	1.56%	(0.78)%	0%
Direxion Daily 7-10 Year Treasury Bear 3X Shares
For the Six Months Ended April 30, 2021 (Unaudited)	$8.10	(0.04)	(0.04)	1.10	1.06	—	—	—	—	$9.16	13.09%	$15,112	0.95%	1.32%	(0.93)%	0.95%	1.32%	(0.93)%	0%
For the Year Ended October 31, 2020	$10.58	(0.01)	(0.01)	(2.43)	(2.44)	(0.03)	—	(0.01)	(0.04)	$8.10	-23.08%	$6,882	0.95%	1.40%	(0.09)%	0.95%	1.40%	(0.09)%	0%
For the Year Ended October 31, 2019	$15.53	0.18	0.18	(4.95)	(4.77)	(0.18)	—	—	(0.18)	$10.58	-30.84%	$11,109	0.97%	1.18%	1.41%	0.95%	1.16%	1.43%	0%
For the Year Ended October 31, 2018	$14.01	0.07	0.08	1.47	1.54	(0.02)	—	—	(0.02)	$15.53	11.01%	$20,189	1.05%	1.15%	0.45%	0.95%	1.05%	0.55%	0%
For the Year Ended October 31, 2017	$13.65	(0.05)	(0.04)	0.41	0.36	—	—	—	—	$14.01	2.64%	$28,724	0.97%	1.07%	(0.33)%	0.95%	1.05%	(0.31)%	0%
For the Year Ended October 31, 2016	$16.51	(0.11)	(0.11)	(2.75)	(2.86)	—	—	—	—	$13.65	-17.32%	$26,612	0.95%	1.08%	(0.78)%	0.95%	1.08%	(0.78)%	0%
Direxion Daily 20+ Year Treasury Bull 3X Shares
For the Six Months Ended April 30, 2021 (Unaudited)	$35.81	0.02	0.02	(11.63)	(11.61)	(0.02)	(0.69)	—	(0.71)	$23.49	-33.09%	$190,309	0.88%	0.88%	0.11%	0.88%	0.88%	0.11%	0%
For the Year Ended October 31, 2020	$29.39	0.08	0.10	6.49	6.57	(0.15)	—	—	(0.15)	$35.81	22.38%	$282,879	0.98%	0.98%	0.22%	0.93%	0.93%	0.27%	67%
For the Year Ended October 31, 2019	$15.76	0.29	0.34	13.63	13.92	(0.29)	—	—	(0.29)	$29.39	88.98%	$189,539	1.12%	1.12%	1.25%	0.92%	0.92%	1.46%	66%
For the Year Ended October 31, 2018	$20.77	0.25	0.26	(5.00)	(4.75)	(0.26)	—	—	(0.26)	$15.76	-23.07%	$100,873	0.97%	0.95%	1.31%	0.94%	0.92%	1.34%	0%
For the Year Ended October 31, 2017	$24.07	0.07	0.08	(3.35)	(3.28)	(0.02)	—	—	(0.02)	$20.77	-13.64%	$90,347	0.98%	0.97%	0.36%	0.95%	0.94%	0.39%	66%
For the Year Ended October 31, 2016	$19.57	(0.10)	(0.09)	4.60	4.50	—	—	—	—	$24.07	23.01%	$67,396	0.97%	0.97%	(0.40)%	0.95%	0.95%	(0.38)%	206%
Direxion Daily 20+ Year Treasury Bear 3X Shares
For the Six Months Ended April 30, 2021 (Unaudited)	$55.80	(0.29)	(0.28)	19.89	19.60	—	—	—	—	$75.40	35.13%	$246,892	0.90%	0.90%	(0.88)%	0.89%	0.89%	(0.87)%	0%
For the Year Ended October 31, 2020	$107.20	(0.06)	(0.05)	(50.93)	(50.99)	(0.28)	—	(0.13)	(0.41)	$55.80	-47.66%	$99,010	0.90%	0.90%	(0.09)%	0.89%	0.89%	(0.08)%	0%
For the Year Ended October 31, 2019	$228.50	2.10	2.40	(121.20)	(119.10)	(2.20)	—	—	(2.20)	$107.20	-52.34%	$123,239	1.10%	1.10%	1.32%	0.91%	0.91%	1.51%	0%
For the Year Ended October 31, 2018	$191.40	1.10	1.20	36.60	37.70	(0.60)	—	—	(0.60)	$228.50	19.71%	$345,100	0.99%	0.99%	0.54%	0.90%	0.90%	0.63%	0%
For the Year Ended October 31, 2017	$188.10	(0.70)	(0.60)	4.00	3.30	—	—	—	—	$191.40	1.75%	$371,392	0.93%	0.93%	(0.31)%	0.90%	0.90%	(0.28)%	0%
For the Year Ended October 31, 2016	$276.10	(1.60)	(1.60)	(86.40)	(88.00)	—	—	—	—	$188.10	-31.87%	$378,946	0.92%	0.92%	(0.77)%	0.92%	0.92%	(0.77)%	0%

1  Net investment income (loss) per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout each period.

2  Includes interest expense and extraordinary expenses, which comprise of tax and litigation expenses.

3  Excludes interest expense and extraordinary expenses which comprise of excise tax and litigation expenses.

4  Due to the timing of sales and redemptions of capital shares, the net realized and realized gain (loss) per share is not in accordance with the Fund's changes in net realized and unrealized gain (loss) on investments, in-kind redemptions, futures, and swaps for the year/period.

5  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year/period, reinvestment of all dividends and distributions at net asset value during the year/period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived or recouped by the Adviser.

6  Net expenses include effects of any reimbursement/waiver or recoupment.

7  For periods less than a year, these ratios are annualized.

8  Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund's capital shares. Portfolio turnover rate does not include effects of turnover of the swap and future contracts portfolio. Short-term securities with maturities less than or equal to 365 days are also excluded from portfolio turnover calculation.

9  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Financial Highlights

April 30, 2021

10  Between $(0.005) and $0.005.

11  Effective January 11, 2021, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 stock split.

12  Effective January 11, 2021, the Fund had a 1:20 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:20 stock split.

13  Effective January 11, 2021, the Fund had a 5:1 forward stock split. Share amounts for all periods have been adjusted to give effect to the 5:1 stock split.

14  Effective March 2, 2021, the Fund had a 1:8 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:8 stock split.

15  Effective March 2, 2021, the Fund had a 7:1 forward stock split. Share amounts for all periods have been adjusted to give effect to the 7:1 stock split.

16  Effective March 2, 2021, the Fund had a 15:1 forward stock split. Share amounts for all periods have been adjusted to give effect to the 15:1 stock split.

17  Effective March 2, 2021, the Fund had a 10:1 forward stock split. Share amounts for all periods have been adjusted to give effect to the 10:1 stock split.

18  The Fund's total return includes voluntary reimbursement by the Adviser for a realized loss on a trading error. Had this reimbursement not been made to the Fund, total return would have been 1.94% lower.

19  Less than 0.005%.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Shares ETF Trust

Notes to the Financial Statements (Unaudited)

April 30, 2021

1.  ORGANIZATION

The Direxion Shares ETF Trust (the "Trust") is a Delaware statutory trust formed on April 23, 2008 and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is a registered investment company that has 75 separate series (each, a "Fund" and together the "Funds"). 40 of these Funds are included in this report:

Bull Funds	Bear Funds
Direxion Daily Mid Cap Bull 3X Shares
Direxion Daily S&P 500® Bull 3X Shares	Direxion Daily S&P 500® Bear 3X Shares
Direxion Daily Small Cap Bull 3X Shares	Direxion Daily Small Cap Bear 3X Shares
Direxion Daily FTSE China Bull 3X Shares	Direxion Daily FTSE China Bear 3X Shares
Direxion Daily FTSE Europe Bull 3X Shares
Direxion Daily MSCI Emerging Markets Bull 3X Shares	Direxion Daily MSCI Emerging Markets Bear 3X Shares
Direxion Daily MSCI Mexico Bull 3X Shares
Direxion Daily MSCI South Korea Bull 3X Shares
Direxion Daily Aerospace & Defense Bull 3X Shares
Direxion Daily Consumer Discretionary Bull 3X Shares
Direxion Daily Dow Jones Internet Bull 3X Shares	Direxion Daily Dow Jones Internet Bear 3X Shares
Direxion Daily Financial Bull 3X Shares	Direxion Daily Financial Bear 3X Shares
Direxion Daily Healthcare Bull 3X Shares
Direxion Daily Homebuilders & Supplies Bull 3X Shares
Direxion Daily Industrials Bull 3X Shares
Direxion Daily MSCI Real Estate Bull 3X Shares	Direxion Daily MSCI Real Estate Bear 3X Shares
Direxion Daily Pharmaceutical & Medical Bull 3X Shares
Direxion Daily Regional Banks Bull 3X Shares
Direxion Daily Retail Bull 3X Shares
Direxion Daily S&P 500® High Beta Bull 3X Shares	Direxion Daily S&P High Beta Bear 3X Shares
Direxion Daily S&P 500® Biotech Bull 3X Shares	Direxion Daily S&P Biotech Bear 3X Shares
Direxion Daily Semiconductor Bull 3X Shares	Direxion Daily Semiconductor Bear 3X Shares
Direxion Daily Technology Bull 3X Shares	Direxion Daily Technology Bear 3X Shares
Direxion Daily Transportation Bull 3X Shares
Direxion Daily Utilities Bull 3X Shares
Direxion Daily 7-10 Year Treasury Bull 3X Shares	Direxion Daily 7-10 Year Treasury Bear 3X Shares
Direxion Daily 20+ Year Treasury Bull 3X Shares	Direxion Daily 20+ Year Treasury Bear 3X Shares

The Trust has evaluated the structure, objective and activities of the Funds and determined that they meet the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codification ("ASC") 946, Financial Services – Investment Companies.

Rafferty Asset Management, LLC (the "Adviser") has registered as a commodity pool operator ("CPO") and the Funds are considered commodity pools under the Commodity Exchange Act (the "CEA"). Accordingly, the Adviser is subject to registration and regulation as a CPO under the CEA and must comply with various regulatory requirements under the CEA and the rules and regulations of the Commodity Futures Trading Commission and the National Futures Association, including investor protection requirements, antifraud provisions, disclosure requirements and reporting and recordkeeping requirements.

Each Fund's investment objective is to seek daily investment results, before fees and expenses, that correspond to the performance of a particular index or benchmark. The Funds with the word "Bull" in their name attempt to provide investment results that correlate positively to the return of an index or benchmark. The Funds with the word "Bear" in their name attempt to provide investment results that correlate negatively to the return of an index or benchmark. The correlations sought by the Bull Funds are a multiple of 300% of the return of the target index or benchmark and a multiple of -300% of the return of the target index or benchmark for the Bear Funds.

DIREXION SEMI-ANNUAL REPORT

Funds	Index or Benchmark	Daily Target
Direxion Daily Mid Cap Bull 3X Shares	S&P Mid Cap 400® Index	300%
Direxion Daily S&P 500® Bull 3X Shares		300%
Direxion Daily S&P 500® Bear 3X Shares	S&P 500® Index	-300%
Direxion Daily Small Cap Bull 3X Shares		300%
Direxion Daily Small Cap Bear 3X Shares	Russell 2000® Index	-300%
Direxion Daily FTSE China Bull 3X Shares		300%
Direxion Daily FTSE China Bear 3X Shares	FTSE China 50 Index	-300%
Direxion Daily FTSE Europe Bull 3X Shares	FTSE Developed Europe All Cap Index	300%
Direxion Daily MSCI Emerging Markets Bull 3X Shares		300%
Direxion Daily MSCI Emerging Markets Bear 3X Shares	MSCI Emerging Markets IndexSM	-300%
Direxion Daily MSCI Mexico Bull 3X Shares	MSCI Mexico IMI 25/50 Index	300%
Direxion Daily MSCI South Korea Bull 3X Shares	MSCI Korea 25/50 Index	300%
Direxion Daily Aerospace & Defense Bull 3X Shares	Dow Jones U.S. Select Aerospace & Defense Index	300%
Direxion Daily Consumer Discretionary Bull 3X Shares	Consumer Discretionary Select Sector Index	300%
Direxion Daily Dow Jones Internet Bull 3X Shares		300%
Direxion Daily Dow Jones Internet Bear 3X Shares	Dow Jones Internet Composite Index	-300%
Direxion Daily Financial Bull 3X Shares		300%
Direxion Daily Financial Bear 3X Shares	Russell 1000® Financial Services Index	-300%
Direxion Daily Healthcare Bull 3X Shares	Health Care Select Sector Index	300%
Direxion Daily Homebuilders & Supplies Bull 3X Shares	Dow Jones U.S. Select Home Construction Index	300%
Direxion Daily Industrials Bull 3X Shares	Industrial Select Sector Index	300%
Direxion Daily MSCI Real Estate Bull 3X Shares		300%
Direxion Daily MSCI Real Estate Bear 3X Shares	MSCI U.S. IMI Real Estate 25/50 Index	-300%
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	S&P Pharmaceuticals Select Industry Index	300%
Direxion Daily Regional Banks Bull 3X Shares	S&P Regional Banks Select Industry Index	300%
Direxion Daily Retail Bull 3X Shares	S&P Retail Select Industry® Index	300%
Direxion Daily S&P 500® High Beta Bull 3X Shares		300%
Direxion Daily S&P 500® High Beta Bear 3X Shares	S&P 500® High Beta Index	-300%
Direxion Daily S&P Biotech Bull 3X Shares		300%
Direxion Daily S&P Biotech Bear 3X Shares	S&P Biotechnology Select Industry Index	-300%
Direxion Daily Semiconductor Bull 3X Shares		300%
Direxion Daily Semiconductor Bear 3X Shares	PHLX Semiconductor Sector Index	-300%
Direxion Daily Technology Bull 3X Shares		300%
Direxion Daily Technology Bear 3X Shares	Technology Select Sector Index	-300%
Direxion Daily Transportation Bull 3X Shares	Dow Jones Transportation Average	300%
Direxion Daily Utilities Bull 3X Shares	Utilities Select Sector Index	300%
Direxion Daily 7-10 Year Treasury Bull 3X Shares		300%
Direxion Daily 7-10 Year Treasury Bear 3X Shares	ICE U.S. Treasury 7-10 Year Bond Index	-300%
Direxion Daily 20+ Year Treasury Bull 3X Shares		300%
Direxion Daily 20+ Year Treasury Bear 3X Shares	ICE U.S. Treasury 20+ Year Bond Index	-300%

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP").

a) Cash Equivalents – The Funds consider investments in the Bank of New York Mellon Cash Reserve, a U.S. dollar-denominated deposit account offered through the Bank of New York Mellon, to be cash equivalents. The Funds are exposed
DIREXION SEMI-ANNUAL REPORT

to the credit risk of Bank of New York Mellon through these holdings of cash equivalents. These cash equivalents are presented on the Statements of Assets and Liabilities as "Cash equivalents" and were classified as Level 1 assets as of April 30, 2021.

b) Investment Valuation – The Net Asset Value ("NAV") per share of each Fund is determined daily, as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally at 4:00 p.m. Eastern time), each day the NYSE is open for business. On days that the Securities Industry and Financial Markets Association ("SIFMA") recommends that the bond markets close all day, Direxion Daily 7-10 Year Treasury Bull 3X Shares, Direxion Daily 7-10 Year Treasury Bear 3X Shares, Direxion Daily 20+ Year Treasury Bull 3X Shares and Direxion Daily 20+ Year Treasury Bear 3X Shares (the "Fixed Income Funds") do not calculate their NAVs, even if the NYSE is open for business. Similarly, on days that SIFMA recommends that the bond markets close early, each of the Fixed Income Funds calculate its NAV as of the time of the recommended close, usually 2:00 p.m. Eastern time, rather than the close of regular trading on the NYSE. A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked prices is used. Securities primarily traded on the NASDAQ® Global Market ("NASDAQ") for which market quotations are readily available are valued using the NASDAQ® Official Closing Price ("NOCP") provided by NASDAQ each business day. Over the Counter ("OTC") securities held by a Fund will be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges are valued at the last sales price of such securities; if no sales price is reported, the mean of the last bid and asked price is used. Swap contracts are valued using the closing price of the underlying reference entity or the closing value of the underlying reference index. The Funds valued their investments in money market funds based on their daily net asset values. Futures contracts are valued at settlement price established on the exchange on which they are traded, if that settlement price reflects trading prior to the Valuation Time. If the settlement price established by the exchange reflects trading after the Valuation Time, then the last sales price prior to Valuation time will be used. Securities, swap or future contracts are fair valued as determined by the Adviser under the supervision of the Board of Trustees (the "Board") in the following scenarios: a) reliable market quotations are not readily available; b) the Funds' pricing service does not provide a valuation for such securities; c) the Funds' pricing service provides valuation that in the judgment of the Adviser does not represent fair value; or d) the Fund or Adviser believes the market price is stale.

c) Swap Contracts – Each Fund may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a "notional amount" (i.e. the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index or industry sector). Each Fund enters into master netting agreements with counterparties to mitigate counterparty credit risk in derivative contracts. A Fund does not offset fair value amounts for derivatives contracts and related cash collateral on the Statement of Assets and Liabilities arising from derivative contracts executed with the same counterparties under such master netting agreements. The Fund's obligations are accrued daily and offset by any amounts owed to the Fund.

In a "long" equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Fund had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest and commission paid by the Fund on the notional amount. Payments may be made at the conclusion of the contract or periodically during its term. In certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. These swap contracts do not include the delivery of securities by the Funds to the counterparty. The net amount of the excess, if any, of the Fund's obligations owed over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by the Fund's custodian. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as "unrealized gains or losses on swaps" and when cash is exchanged, the gain or loss is recorded as "realized gains or losses on swaps."

DIREXION SEMI-ANNUAL REPORT

Each Fund may enter into swap contracts that provide the opposite return of the underlying benchmark or security ("short" the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund will pay the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Funds will typically enter into equity swap agreements to obtain leverage in order to meet their objectives.

Accounting Standards Update No. 2013-01 "Disclosures about Offsetting Assets and Liabilities" ("ASU 2013-01"), requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2013-01 is limited in scope to recognized derivative instruments accounted for under ASC 815 "Derivatives and Hedging", to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including swap contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments' payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract-specific for OTC derivatives (e.g. swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to the counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivative counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of April 30, 2021, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement are detailed in the following tables.

In the event of the counterparty's default, bankruptcy or any other event for which the counterparty cannot meet its obligations, a Fund bears the risk of loss equal to the amount of the daily appreciation owed to the Fund. This obligation represents the daily gain accrued to the Fund from the close of business day prior to this event to the day on which this event occurs and the counterparty can no longer meet its obligations. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is a party to a swap agreement is monitored by the Adviser. Shareholders may obtain swap counterparty financial statements at www.sec.gov. Swap contracts are subject to credit risk. Credit risk occurs when the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security. The counterparty to a swap contract might default on its obligations. In addition, the Funds have agreements with certain counterparties with which it trades swap contracts that contain credit risk-related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value and performance-based thresholds. The maximum exposure to the Funds in regard to potential counterparty default and credit-risk related contingent features at April 30, 2021 is detailed in the following tables. If such credit risk-related contingencies were triggered, the counterparties would have the option to terminate any positions open under the master netting agreement.

DIREXION SEMI-ANNUAL REPORT

Description: Swap Contract

Counterparty: Bank of America Merrill Lynch

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Mid Cap Bull 3X Shares	$8,808,318	$—	$8,808,318[1]	$—	$—	$—	$—	$—
Direxion Daily S&P 500® Bull 3X Shares	81,962,883	—	81,962,883[1]	—	—	—	—	—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—	19,545,125	—	19,545,125[1]	—
Direxion Daily Small Cap Bull 3X Shares	5,204,179	—	5,204,179[1]	—	—	—	—	—
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—	3,380,175	—	3,380,175[1]	—
Direxion Daily FTSE China Bull 3X Shares	—	—	—	—	17,515,500	—	17,515,500[1]	—
Direxion Daily FTSE China Bear 3X Shares	1,139,046	—	550,000	589,046	—	—	—	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	—	—	—	—	3,550	—	3,550[1]	—
Direxion Daily MSCI South Korea Bull 3X Shares	—	—	—	—	198,511	—	198,511[1]	—
Direxion Daily Consumer Discretionary Bull 3X Shares	1,112,565	—	1,040,000	72,565	—	—	—	—
Direxion Daily Dow Jones Internet Bull 3X Shares	628,195	—	628,195[1]	—	—	—	—	—
Direxion Daily Dow Jones Internet Bear 3X Shares	66,636	—	—	66,636	—	—	—	—
Direxion Daily Financial Bull 3X Shares	58,384,544	—	58,384,544[1]	—	—	—	—	—
Direxion Daily Financial Bear 3X Shares	—	—	—	—	266,131	—	266,131[1]	—
Direxion Daily Healthcare Bull 3X Shares	2,961,384	—	2,961,384[1]	—	—	—	—	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	3,805,471	—	3,805,471[1]	—	—	—	—	—

DIREXION SEMI-ANNUAL REPORT

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily MSCI Real Estate Bull 3X Shares	$11,078,659	$—	$10,770,001	$308,658	$—	$—	$—	$—
Direxion Daily MSCI Real Estate Bear 3X Shares	—	—	—	—	4,872,907	—	4,872,907[1]	—
Direxion Daily S&P 500® High Beta Bull 3X Shares	12,559,203	—	12,559,203[1]	—	—	—	—	—
Direxion Daily S&P 500® High Beta Bear 3X Shares	—	—	—	—	1,067,590	—	1,067,590[1]	—
Direxion Daily S&P Biotech Bull 3X Shares	1,281,545	—	1,281,545[1]	—	—	—	—	—
Direxion Daily S&P Biotech Bear 3X Shares	1,378,027	—	1,020,000	358,027	—	—	—	—
Direxion Daily Semiconductor Bull 3X Shares	30,074,171	—	30,074,171[1]	—	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—	5,452,203	—	5,452,203[1]	—
Direxion Daily Technology Bull 3X Shares	84,538,695	—	84,538,695[1]	—	—	—	—	—
Direxion Daily Technology Bear 3X Shares	—	—	—	—	1,845,239	—	1,845,239[1]	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	—	—	—	19,680	—	19,680[1]	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	6,607	—	—	6,607	—	—	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	—	—	—	9,810,489	—	9,810,489[1]	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	1,486,793	—	1,486,793[1]	—	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

DIREXION SEMI-ANNUAL REPORT

Description: Swap Contract

Counterparty: BNP Paribas

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Mid Cap Bull 3X Shares	$1,968,744	$—	$1,968,744[1]	$—	$—	$—	$—	$—
Direxion Daily S&P 500® Bull 3X Shares	99,933,482	52,361	99,881,121[1]	—	52,361	52,361	—	—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—	30,262,209	—	30,262,209[1]	—
Direxion Daily Small Cap Bull 3X Shares	40,967,234	939,612	40,027,622[1]	—	939,612	939,612	—	—
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—	19,200,229	—	19,200,229[1]	—
Direxion Daily FTSE China Bull 3X Shares	—	—	—	—	1,313,193	—	1,313,193[1]	—
Direxion Daily FTSE Europe Bull 3X Shares	1,956,528	—	1,956,528[1]	—	—	—	—	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	—	—	—	—	3,933,127	—	3,933,127[1]	—
Direxion Daily MSCI Emerging Markets Bear 3X Shares	293,304	—	20,000	273,304	—	—	—	—
Direxion Daily MSCI Mexico Bull 3X Shares	—	—	—	—	60,297	—	60,297[1]	—
Direxion Daily Aerospace & Defense Bull 3X Shares	12,211,001	—	12,211,001[1]	—	—	—	—	—
Direxion Daily Consumer Discretionary Bull 3X Shares	911,498	—	870,000	41,498	—	—	—	—

DIREXION SEMI-ANNUAL REPORT

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Financial Bull 3X Shares	$182,648,242	$—	$182,648,242[1]	$—	$—	$—	$—	$—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	26,769,391	—	26,769,391[1]	—	—	—	—	—
Direxion Daily S&P Biotech Bull 3X Shares	2,766,330	1,092,772	1,673,558[1]	—	1,092,772	1,092,772	—	—
Direxion Daily Semiconductor Bull 3X Shares	56,157,473	22,201,038	33,956,435[1]	—	22,201,038	22,201,038	—	—
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—	2,907,859	—	2,907,859[1]	—
Direxion Daily Technology Bull 3X Shares	58,504,458	4,741,183	53,763,275[1]	—	4,741,183	4,741,183	—	—
Direxion Daily Technology Bear 3X Shares	—	—	—	—	536,847	—	536,847[1]	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	241	241	—	—	311,259	241	311,018[1]	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	260,730	5,615	230,000	25,115	5,615	5,615	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	1,222,468	498,541	—	723,927	498,541	498,541	—	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	198,505	198,505	—	—	1,726,372	198,505	1,527,867[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

DIREXION SEMI-ANNUAL REPORT

Description: Swap Contract

Counterparty: Barclays

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Mid Cap Bull 3X Shares	$—	$—	$—	$—	$314,653	$—	$314,653[1]	$—
Direxion Daily S&P 500® Bull 3X Shares	4,667,104	—	4,667,104[1]	—	—	—	—	—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—	3,053,207	—	3,053,207[1]	—
Direxion Daily Small Cap Bull 3X Shares	26,250,801	—	26,250,801[1]	—	—	—	—	—
Direxion Daily MSCI Mexico Bull 3X Shares	—	—	—	—	236,574	—	236,574[1]	—
Direxion Daily MSCI South Korea Bull 3X Shares	2,578,586	—	2,578,586[1]	—	—	—	—	—
Direxion Daily Financial Bull 3X Shares	232,789,248	—	232,789,248[1]	—	—	—	—	—
Direxion Daily Healthcare Bull 3X Shares	2,533,233	—	2,533,233[1]	—	—	—	—	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	65,229,461	—	65,229,461[1]	—	—	—	—	—
Direxion Daily Industrials Bull 3X Shares	5,168,108	—	5,168,108[1]	—	—	—	—	—
Direxion Daily Regional Banks Bull 3X Shares	25,955,373	—	25,955,373[1]	—	—	—	—	—
Direxion Daily Retail Bull 3X Shares	600,727	—	600,727[1]	—	—	—	—	—
Direxion Daily S&P 500® High Beta Bull 3X Shares	7,177,658	—	7,177,658[1]	—	—	—	—	—

DIREXION SEMI-ANNUAL REPORT

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily S&P 500® High Beta Bear 3X Shares	$—	$—	$—	$—	$917,061	$—	$917,061[1]	$—
Direxion Daily Semiconductor Bull 3X Shares	39,903,867	—	39,903,867[1]	—	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—	2,126,717	—	2,126,717[1]	—
Direxion Daily Technology Bull 3X Shares	—	—	—	—	5,353,692	—	5,353,692[1]	—
Direxion Daily Technology Bear 3X Shares	980,803	—	—	980,803	—	—	—	—
Direxion Daily Transportation Bull 3X Shares	2,504,587	—	2,504,587[1]	—	—	—	—	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	3,478	—	—	3,478	—	—	—	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	—	—	—	885	—	885[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: Citibank N.A.

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily S&P 500® Bull 3X Shares	$117,504,683	$—	$117,504,683[1]	$—	$—	$—	$—	$—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—	27,002,051	—	27,002,051[1]	—

DIREXION SEMI-ANNUAL REPORT

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Small Cap Bull 3X Shares	$43,370,706	$—	$43,370,706[1]	$—	$—	$—	$—	$—
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—	2,136,545	—	2,136,545[1]	—
Direxion Daily FTSE Europe Bull 3X Shares	—	—	—	—	78,563	—	78,563[1]	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	—	—	—	—	1,053,518	—	1,053,518[1]	—
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	—	—	—	204,550	—	204,550[1]	—
Direxion Daily MSCI South Korea Bull 3X Shares	—	—	—	—	219,326	—	219,326[1]	—
Direxion Daily Aerospace & Defense Bull 3X Shares	19,810,643	—	—	19,810,643	—	—	—	—
Direxion Daily Consumer Discretionary Bull 3X Shares	—	—	—	—	2,599	—	2,599[1]	—
Direxion Daily Dow Jones Internet Bull 3X Shares	3,990,943	—	3,990,943[1]	—	—	—	—	—
Direxion Daily Financial Bull 3X Shares	113,139,530	—	113,139,530[1]	—	—	—	—	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	33,048,219	—	33,048,219[1]	—	—	—	—	—
Direxion Daily Industrials Bull 3X Shares	3,892,615	—	3,892,615[1]	—	—	—	—	—

DIREXION SEMI-ANNUAL REPORT

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	$—	$—	$—	$—	$53,502	$—	$53,502[1]	$—
Direxion Daily Regional Banks Bull 3X Shares	5,674,528	—	5,674,528[1]	—	—	—	—	—
Direxion Daily Retail Bull 3X Shares	18,351,459	—	18,351,459[1]	—	—	—	—	—
Direxion Daily S&P Biotech Bull 3X Shares	6,492,689	—	6,492,689[1]	—	—	—	—	—
Direxion Daily S&P Biotech Bear 3X Shares	—	—	—	—	2,849,903	—	2,849,903[1]	—
Direxion Daily Semiconductor Bull 3X Shares	—	—	—	—	40,173,839	—	40,173,839[1]	—
Direxion Daily Semiconductor Bear 3X Shares	1,289,440	—	204	1,289,236	—	—	—	—
Direxion Daily Technology Bull 3X Shares	49,871,204	—	49,871,204[1]	—	—	—	—	—
Direxion Daily Technology Bear 3X Shares	—	—	—	—	2,370,852	—	2,370,852[1]	—
Direxion Daily Transportation Bull 3X Shares	2,987,297	—	2,987,297[1]	—	—	—	—	—
Direxion Daily Utilities Bull 3X Shares	221,136	—	221,136[1]	—	—	—	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	101,539	—	—	101,539	—	—	—	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—	—	61,094	—	61,094[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

DIREXION SEMI-ANNUAL REPORT

Description: Swap Contract

Counterparty: Credit Suisse Capital LLC

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Small Cap Bull 3X Shares	$4,000,613	$—	$4,000,613[1]	$—	$—	$—	$—	$—
Direxion Daily FTSE Europe Bull 3X Shares	733,036	—	733,036[1]	—	—	—	—	—
Direxion Daily Aerospace & Defense Bull 3X Shares	6,476,261	—	6,476,261[1]	—	—	—	—	—
Direxion Daily Consumer Discretionary Bull 3X Shares	665,623	—	570,000	95,623	—	—	—	—
Direxion Daily Industrials Bull 3X Shares	3,244,099	—	3,244,099[1]	—	—	—	—	—
Direxion Daily MSCI Real Estate Bull 3X Shares	6,305,816	—	5,960,000	345,816	—	—	—	—
Direxion Daily MSCI Real Estate Bear 3X Shares	—	—	—	—	431,811	—	431,811[1]	—
Direxion Daily Retail Bull 3X Shares	62,093	—	62,093[1]	—	—	—	—	—
Direxion Daily Transportation Bull 3X Shares	4,428,161	—	4,428,161[1]	—	—	—	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	—	—	—	913,327	—	913,327[1]	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	10,880,881	—	10,880,881[1]	—	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

DIREXION SEMI-ANNUAL REPORT

Description: Swap Contract

Counterparty: J.P. Morgan

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Mid Cap Bull 3X Shares	$8,862,952	$—	$8,862,952[1]	$—	$—	$—	$—	$—
Direxion Daily S&P 500® Bull 3X Shares	70,067,452	—	70,067,452[1]	—	—	—	—	—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—	11,703,156	—	11,703,156[1]	—
Direxion Daily Small Cap Bull 3X Shares	11,483,713	—	11,483,713[1]	—	—	—	—	—
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—	756,432	—	756,432[1]	—
Direxion Daily FTSE Europe Bull 3X Shares	2,487,324	—	2,487,324[1]	—	—	—	—	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	202,205	—	202,205[1]	—	—	—	—	—
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	—	—	—	68,638	—	68,638[1]	—
Direxion Daily MSCI Mexico Bull 3X Shares	1,068,397	—	1,068,397[1]	—	—	—	—	—
Direxion Daily MSCI South Korea Bull 3X Shares	1,514,826	—	1,514,826[1]	—	—	—	—	—
Direxion Daily Aerospace & Defense Bull 3X Shares	6,929,889	—	6,929,889[1]	—	—	—	—	—
Direxion Daily Consumer Discretionary Bull 3X Shares	3,140,152	—	3,030,000	110,152	—	—	—	—
Direxion Daily Financial Bull 3X Shares	46,344,408	—	46,344,408[1]	—	—	—	—	—
Direxion Daily Financial Bear 3X Shares	—	—	—	—	1,486,477	—	1,486,477[1]	—
Direxion Daily Healthcare Bull 3X Shares	1,334,708	—	1,334,708[1]	—	—	—	—	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	10,787,473	—	10,787,473[1]	—	—	—	—	—

DIREXION SEMI-ANNUAL REPORT

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily MSCI Real Estate Bull 3X Shares	$8,637,477	$—	$8,290,000	$347,477	$—	$—	$—	$—
Direxion Daily MSCI Real Estate Bear 3X Shares	9,142	—	—	9,142	—	—	—	—
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	396,158	—	396,158[1]	—	—	—	—	—
Direxion Daily Regional Banks Bull 3X Shares	16,873,160	—	16,873,160[1]	—	—	—	—	—
Direxion Daily Retail Bull 3X Shares	6,616,841	—	6,616,841[1]	—	—	—	—	—
Direxion Daily S&P 500® High Beta Bull 3X Shares	2,539,722	—	2,539,722[1]	—	—	—	—	—
Direxion Daily S&P 500® High Beta Bear 3X Shares	—	—	—	—	299,557	—	299,557[1]	—
Direxion Daily S&P Biotech Bull 3X Shares	—	—	—	—	2,487,482	—	2,487,482[1]	—
Direxion Daily S&P Biotech Bear 3X Shares	—	—	—	—	1,652,544	—	1,652,544[1]	—
Direxion Daily Semiconductor Bull 3X Shares	15,460,942	—	15,460,942[1]	—	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—	666,821	—	666,821[1]	—
Direxion Daily Technology Bull 3X Shares	20,306,132	—	20,306,132[1]	—	—	—	—	—
Direxion Daily Technology Bear 3X Shares	—	—	—	—	410,040	—	410,040[1]	—
Direxion Daily Transportation Bull 3X Shares	8,077,428	—	8,077,428[1]	—	—	—	—	—
Direxion Daily Utilities Bull 3X Shares	163,037	—	163,037[1]	—	—	—	—	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	—	—	—	379,253	—	379,253[1]	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	52,203	—	—	52,203	—	—	—	—

DIREXION SEMI-ANNUAL REPORT

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily 20+ Year Treasury Bull 3X Shares	$—	$—	$—	$—	$7,927,811	$—	$7,927,811[1]	$—
Direxion Daily 20+ Year Treasury Bear 3X Shares	5,652,174	—	5,652,174[1]	—	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: UBS Securities LLC

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily S&P 500® Bull 3X Shares	$31,879,646	$—	$31,879,646[1]	$—	$—	$—	$—	$—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—	6,605,205	—	6,605,205[1]	—
Direxion Daily Small Cap Bull 3X Shares	115,701,587	—	115,701,587[1]	—	—	—	—	—
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—	25,530,700	—	25,530,700[1]	—
Direxion Daily FTSE China Bull 3X Shares	—	—	—	—	9,851,309	—	9,851,309[1]	—
Direxion Daily FTSE China Bear 3X Shares	—	—	—	—	1,502,598	—	1,502,598[1]	—
Direxion Daily FTSE Europe Bull 3X Shares	1,115,273	—	1,115,273[1]	—	—	—	—	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	423,469	—	423,469[1]	—	—	—	—	—

DIREXION SEMI-ANNUAL REPORT

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily MSCI Emerging Markets Bear 3X Shares	$—	$—	$—	$—	$466,419	$—	$466,419[1]	$—
Direxion Daily MSCI Mexico Bull 3X Shares	1,069,502	—	1,069,502[1]	—	—	—	—	—
Direxion Daily Aerospace & Defense Bull 3X Shares	7,825,356	—	7,825,356[1]	—	—	—	—	—
Direxion Daily Consumer Discretionary Bull 3X Shares	1,268,662	—	1,090,000	178,662	—	—	—	—
Direxion Daily Dow Jones Internet Bull 3X Shares	2,746,634	—	2,746,634[1]	—	—	—	—	—
Direxion Daily Financial Bull 3X Shares	92,662,359	—	92,662,359[1]	—	—	—	—	—
Direxion Daily Financial Bear 3X Shares	—	—	—	—	3,707,982	—	3,707,982[1]	—
Direxion Daily Healthcare Bull 3X Shares	10,680,926	—	10,680,926[1]	—	—	—	—	—
Direxion Daily Industrials Bull 3X Shares	2,114,205	—	2,114,205[1]	—	—	—	—	—
Direxion Daily MSCI Real Estate Bull 3X Shares	4,176,122	—	3,760,000	416,122	—	—	—	—
Direxion Daily MSCI Real Estate Bear 3X Shares	—	—	—	—	213,227	—	213,227[1]	—
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	39,944	—	39,944[1]	—	—	—	—	—
Direxion Daily Regional Banks Bull 3X Shares	2,447,514	—	2,447,514[1]	—	—	—	—	—
Direxion Daily Retail Bull 3X Shares	2,407,543	—	2,407,543[1]	—	—	—	—	—

DIREXION SEMI-ANNUAL REPORT

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily S&P 500® High Beta Bear 3X Shares	$—	$—	$—	$—	$4,320,934	$—	$4,320,934[1]	$—
Direxion Daily S&P Biotech Bull 3X Shares	—	—	—	—	20,676,856	—	20,676,856[1]	—
Direxion Daily S&P Biotech Bear 3X Shares	—	—	—	—	1,517,171	—	1,517,171[1]	—
Direxion Daily Semiconductor Bull 3X Shares	35,185,968	—	35,185,968[1]	—	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—	1,404,845	—	1,404,845[1]	—
Direxion Daily Technology Bull 3X Shares	75,796,722	—	75,796,722[1]	—	—	—	—	—
Direxion Daily Technology Bear 3X Shares	—	—	—	—	3,581,914	—	3,581,914[1]	—
Direxion Daily Transportation Bull 3X Shares	8,981,825	—	8,981,825[1]	—	—	—	—	—
Direxion Daily Utilities Bull 3X Shares	1,035,409	—	880,000	155,409	—	—	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	—	—	—	14,069,573	—	14,069,573[1]	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	10,939,692	—	10,939,692[1]	—	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

d) Futures Contracts – Each Fund may purchase and sell futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against, changes in the values of commodities, equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss

DIREXION SEMI-ANNUAL REPORT

equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

e) Risks of Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the fair value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible non-performance by the counterparty under the terms of the contract. The Funds designate cash, cash equivalents and liquid securities as collateral for written options, futures contracts, options on futures contracts and short positions. The Funds were not invested in any type of options during the period ended April 30, 2021.

f) Risks of Investing in Foreign Securities – Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Funds' returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws, accounting and financial reporting standards in foreign countries may require less disclosure than required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

g) Security Transactions – Investment transactions are recorded on the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the identified cost, which is the same basis used for U.S. Federal income tax purposes, with the net sales proceeds.

h) Securities Lending – The Funds may lend its investment securities to approved brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of April 30, 2021, all securities on loan were collateralized by cash and/or U.S. government obligations. The cash received as collateral for securities on loan was invested in money market funds, whose maturities are overnight and continuous, and is disclosed in the Schedules of Investments. The securities on loan in each Fund are also disclosed in the Schedule of Investments. The total value of securities loaned and the value of the invested cash collateral are disclosed in the Statements of Assets and Liabilities. Non-cash collateral consists of U.S. Treasury securities and is not disclosed on the Statements of Assets and Liabilities as its held by the lending agent on behalf of the Funds, and the Funds do not have the ability to sell, reinvest or pledge those securities. Income earned by the Funds from securities lending is disclosed in the Statements of Operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds are contractually indemnified with the securities lending agent. Furthermore, the Funds require the value of the securities loaned to be computed daily at the close of the market and additional collateral be furnished if required.

DIREXION SEMI-ANNUAL REPORT

As of April 30, 2021, the market value of the securities loaned and the payable on collateral received for securities lending were as follows:

Funds	Market Value of Securities Loaned	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Direxion Daily Small Cap Bull 3X Shares	$585,317,830	$472,784,387	$132,783,502	$605,567,889
Direxion Daily FTSE China Bull 3X Shares	119,836,553	123,774,283	1,038,125	124,812,408
Direxion Daily MSCI Emerging Markets Bull 3X Shares	4,106,690	4,272,735	—	4,272,735
Direxion Daily MSCI Mexico Bull 3X Shares	921,201	965,609	—	965,609
Direxion Daily Aerospace & Defense Bull 3X Shares	1,762,618	327,174	1,503,848	1,831,022
Direxion Daily Consumer Discretionary Bull 3X Shares	61,624	—	61,174	61,174
Direxion Daily Financial Bull 3X Shares	3,576,131	1,760,957	1,933,206	3,694,163
Direxion Daily MSCI Real Estate Bull 3X Shares	169,752	176,131	107	176,238
Direxion Daily Retail Bull 3X Shares	4,481,611	4,072,484	660,902	4,733,386
Direxion Daily S&P Biotech Bull 3X Shares	36,514,171	24,304,594	12,531,179	36,835,773
Direxion Daily 20+ Year Treasury Bull 3X Shares	47,714,065	44,077,220	4,532,794	48,610,014

i) Federal Income Taxes – Each Fund intends to make the requisite distributions of income and capital gains to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company. Therefore, no provision for U.S. Federal income tax has been made by the Funds.

The Funds may be subject to a nondeductible 4% U.S. excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

j) Income and Expenses – Interest income, including amortization of premiums and discounts, is recognized on an accrual basis. Distributions are recorded on the ex-dividend date. Certain Funds paid this excise tax during the period ended April 30, 2021, which is disclosed on the Statements of Operations.

The Funds are charged for those expenses that are directly attributable to each series, such as advisory fees and registration costs. Expenses that are not directly attributable to a series are generally allocated among the Trust's series in proportion to their respective average daily net assets.

k) Distributions to Shareholders – Each Fund pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations, which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date.

l) Guarantees and Indemnifications – In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnification provisions pursuant to which the Funds agree to indemnify third parties upon occurrence of specified events. The Funds' maximum exposure relating to these indemnification agreements is unknown. However, the Funds have not had prior claims or losses in connection with these provisions and believe the risk of loss is remote.

m) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  INCOME TAX AND DISTRIBUTION INFORMATION

The tax character of distributions paid during the periods ended April 30, 2021 and October 31, 2020, are listed below.

The tax character of distributions to shareholders made during the periods may differ from their ultimate characterization for U.S. Federal income tax purposes.

DIREXION SEMI-ANNUAL REPORT

	Year/Period Ended April 30, 2021 (Unaudited)			Year/Period Ended October 31, 2020
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion Daily Mid Cap Bull 3X Shares	$21,998	$—	$—	$181,797	$—	$11,321
Direxion Daily S&P 500® Bull 3X Shares	2,823,486	—	—	6,048,859	—	—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	1,228,222	—	590,141
Direxion Daily Small Cap Bull 3X Shares	244,821	—	—	1,582,234	—	517,360
Direxion Daily Small Cap Bear 3X Shares	—	—	—	809,006	—	378,778
Direxion Daily FTSE China Bull 3X Shares	2,066,439	—	—	3,169,542	—	301,335
Direxion Daily FTSE China Bear 3X Shares	—	—	—	161,009	—	127,151
Direxion Daily FTSE Europe Bull 3X Shares	61,176	—	—	130,258	—	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	194,674	—	—	1,269,642	—	—
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	—	—	149,374	—	80,075
Direxion Daily MSCI Mexico Bull 3X Shares	22,165	—	—	45,272	—	9,723
Direxion Daily MSCI South Korea Bull 3X Shares	4,680	—	—	142,470	—	—
Direxion Daily Aerospace & Defense Bull 3X Shares	229,995	—	—	155,985	—	116,045
Direxion Daily Consumer Discretionary Bull 3X Shares	—	—	—	13,290	—	—
Direxion Daily Dow Jones Internet Bull 3X Shares[1]	—	—	—	2,646	—	—
Direxion Daily Dow Jones Internet Bear 3X Shares[1]	—	—	—	4,123	—	4,413
Direxion Daily Financial Bull 3X Shares	6,936,884	—	—	8,708,613	—	—
Direxion Daily Financial Bear 3X Shares	—	—	—	427,657	—	186,053
Direxion Daily Healthcare Bull 3X Shares	11,571	—	—	298,454	—	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	—	—	—	11,980	—	—
Direxion Daily Industrials Bull 3X Shares	93,234	—	—	35,817	—	—
Direxion Daily MSCI Real Estate Bull 3X Shares	486,399	—	—	1,262,813	—	63,897
Direxion Daily MSCI Real Estate Bear 3X Shares	—	—	—	36,204	—	17,857
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	—	—	—	198	—	—
Direxion Daily Regional Banks Bull 3X Shares	1,193,033	—	—	1,009,690	—	—
Direxion Daily Retail Bull 3X Shares	14,673	—	—	31,760	—	24,233
Direxion Daily S&P 500® High Beta Bull 3X Shares[1]	11,539	—	—	9,005	—	21,225
Direxion Daily S&P 500® High Beta Bear 3X Shares[1]	—	—	—	4,287	—	4,290
Direxion Daily S&P Biotech Bull 3X Shares	—	—	—	45,139	—	58
Direxion Daily S&P Biotech Bear 3X Shares	—	—	—	210,227	—	166,472
Direxion Daily Semiconductor Bull 3X Shares	2,155,337	—	—	2,162,182	—	—
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	670,581	—	258,713
Direxion Daily Technology Bull 3X Shares	10,258,380	—	—	1,713,106	—	—
Direxion Daily Technology Bear 3X Shares	—	—	—	153,907	—	89,972
Direxion Daily Transportation Bull 3X Shares	19,756	—	—	28,274	—	—
Direxion Daily Utilities Bull 3X Shares	135,435	—	—	610,125	—	5,652
Direxion Daily 7-10 Year Treasury Bull 3X Shares	1,720,578	—	—	53,451	—	—
DIREXION SEMI-ANNUAL REPORT

	Year/Period Ended April 30, 2021 (Unaudited)			Year/Period Ended October 31, 2020
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion Daily 7-10 Year Treasury Bear 3X Shares	$—	$—	$—	$32,183	$—	$13,020
Direxion Daily 20+ Year Treasury Bull 3X Shares	5,474,988	—	—	933,267	—	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—	353,697	—	169,036

1  Commenced operations on November 7, 2019.

At October 31, 2020, the components of accumulated earnings/losses of the Funds on a tax basis were as follows:

Funds	Net Unrealized Appreciation/ (Depreciation)	Undistributed Ordinary Income (Loss)	Undistributed Capital Gain (Loss)	Other Accumulated Earnings (Losses)[1]	Total Accumulated Earnings (Losses)
Direxion Daily Mid Cap Bull 3X Shares	$(5,719,193)	$—	$—	$(8,385,149)	$(14,104,342)
Direxion Daily S&P 500® Bull 3X Shares	(47,247,161)	—	—	(18,644)	(47,265,805)
Direxion Daily S&P 500® Bear 3X Shares	(645,788,703)	—	—	(1,528,384,577)	(2,174,173,280)
Direxion Daily Small Cap Bull 3X Shares	102,879,037	—	—	(92,764,569)	10,114,468
Direxion Daily Small Cap Bear 3X Shares	(646,012,087)	—	—	(2,619,897,939)	(3,265,910,026)
Direxion Daily FTSE China Bull 3X Shares	(47,918,417)	—	—	(94,684,613)	(142,603,030)
Direxion Daily FTSE China Bear 3X Shares	(39,288,789)	—	—	(66,047,371)	(105,336,160)
Direxion Daily FTSE Europe Bull 3X Shares	(5,390,375)	24,837	—	(22,935,603)	(28,301,141)
Direxion Daily MSCI Emerging Markets Bull 3X Shares	(3,163,918)	—	—	(200,765,299)	(203,929,217)
Direxion Daily MSCI Emerging Markets Bear 3X Shares	(31,994,527)	—	—	(294,106,872)	(326,101,399)
Direxion Daily MSCI Mexico Bull 3X Shares	(944,243)	—	—	(6,680,093)	(7,624,336)
Direxion Daily MSCI South Korea Bull 3X Shares	(1,989,448)	—	—	(3,898,207)	(5,887,655)
Direxion Daily Aerospace & Defense Bull 3X Shares	(104,790,231)	—	—	(3,405,690)	(108,195,921)
Direxion Daily Consumer Discretionary Bull 3X Shares	2,254,001	—	—	—	2,254,001
Direxion Daily Dow Jones Internet Bull 3X Shares	7,847,704	—	—	—	7,847,704
Direxion Daily Dow Jones Internet Bear 3X Shares	(2,871,384)	—	—	(2,070,374)	(4,941,758)
Direxion Daily Financial Bull 3X Shares	(418,846,060)	656,540	—	(2,665,762)	(420,855,282)
Direxion Daily Financial Bear 3X Shares	(272,134,061)	—	—	(2,564,714,165)	(2,836,848,226)
Direxion Daily Healthcare Bull 3X Shares	(9,780,831)	—	—	—	(9,780,831)
Direxion Daily Homebuilders & Supplies Bull 3X Shares	137,219,710	—	—	—	137,219,710

DIREXION SEMI-ANNUAL REPORT

Funds	Net Unrealized Appreciation/ (Depreciation)	Undistributed Ordinary Income (Loss)	Undistributed Capital Gain (Loss)	Other Accumulated Earnings (Losses)[1]	Total Accumulated Earnings (Losses)
Direxion Daily Industrials Bull 3X Shares	$(178,433)	$57,584	$—	$—	$(120,849)
Direxion Daily MSCI Real Estate Bull 3X Shares	(18,580,968)	—	—	(5,929,770)	(24,510,738)
Direxion Daily MSCI Real Estate Bear 3X Shares	(24,461,371)	—	—	(80,853,889)	(105,315,260)
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	2,128,160	—	—	—	2,128,160
Direxion Daily Regional Banks Bull 3X Shares	(2,030,232)	77,539	—	(8,197,313)	(10,150,006)
Direxion Daily Retail Bull 3X Shares	9,542,465	—	—	(4,739,489)	4,802,976
Direxion Daily S&P 500® High Beta Bull 3X Shares	1,580,978	—	—	(456,851)	1,124,127
Direxion Daily S&P 500® High Beta Bull 3X Shares	(37,073,160)	—	—	(6,718,616)	(43,791,776)
Direxion Daily S&P Biotech Bull 3X Shares	20,324,513	—	—	(6,901,278)	13,423,235
Direxion Daily S&P Biotech Bear 3X Shares	(84,906,776)	—	—	(158,025,600)	(242,932,376)
Direxion Daily Semiconductor Bull 3X Shares	235,971,398	—	—	—	235,971,398
Direxion Daily Semiconductor Bear 3X Shares	(97,731,577)	—	—	(536,615,465)	(634,347,042)
Direxion Daily Technology Bull 3X Shares	237,082,245	10,258,334	—	—	247,340,579
Direxion Daily Technology Bear 3X Shares	(50,049,096)	—	—	(177,603,978)	(227,653,074)
Direxion Daily Transportation Bull 3X Shares	9,254,907	—	—	—	9,254,907
Direxion Daily Utilities Bull 3X Shares	(800,259)	—	—	(1,053,435)	(1,853,694)
Direxion Daily 7-10 Year Treasury Bull 3X Shares	1,971,912	1,444,820	—	—	3,416,732
Direxion Daily 7-10 Year Treasury Bear 3X Shares	(2,738,703)	—	—	(60,479,164)	(63,217,867)
Direxion Daily 20+ Year Treasury Bull 3X Shares	(8,293,240)	5,351,124	—	—	(2,942,116)
Direxion Daily 20+ Year Treasury Bear 3X Shares	(64,762,748)	—	—	(969,256,532)	(1,034,019,280)

1  Other Accumulated Earnings (Losses) consist of capital loss carryover, qualified late year losses and organizational costs.

At April 30, 2021, the aggregate gross unrealized appreciation and depreciation of investments for U.S Federal income tax purposes were as follows:

Funds	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Direxion Daily Mid Cap Bull 3X Shares	$98,185,390	$17,888,624	$—	$17,888,624
Direxion Daily S&P 500® Bull 3X Shares	2,080,839,507	170,117,049	—	170,117,049
Direxion Daily S&P 500® Bear 3X Shares	494,784,866	—	—	—
Direxion Daily Small Cap Bull 3X Shares	2,089,051,477	27,707,902	—	27,707,902
Direxion Daily Small Cap Bear 3X Shares	384,932,075	—	—	—
Direxion Daily FTSE China Bull 3X Shares	539,667,106	—	(7,551,352)	(7,551,352)
Direxion Daily FTSE China Bear 3X Shares	36,899,865	—	—	—

DIREXION SEMI-ANNUAL REPORT

Funds	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Direxion Daily FTSE Europe Bull 3X Shares	$35,481,068	$2,279,438	$—	$2,279,438
Direxion Daily MSCI Emerging Markets Bull 3X Shares	230,922,115	262,212	—	262,212
Direxion Daily MSCI Emerging Markets Bear 3X Shares	12,532,778	—	—	—
Direxion Daily MSCI Mexico Bull 3X Shares	25,837,528	449,287	—	449,287
Direxion Daily MSCI South Korea Bull 3X Shares	60,692,790	—	(696,394)	(696,394)
Direxion Daily Aerospace & Defense Bull 3X Shares	270,321,882	23,239,985	(719,406)	22,520,579
Direxion Daily Consumer Discretionary Bull 3X Shares	38,840,024	2,177,347	(179,276)	1,998,071
Direxion Daily Dow Jones Internet Bull 3X Shares	69,074,543	6,286,904	(889,770)	5,397,134
Direxion Daily Dow Jones Internet Bear 3X Shares	2,461,445	—	—	—
Direxion Daily Financial Bull 3X Shares	2,520,687,189	462,038,767	(1,494,365)	460,544,402
Direxion Daily Financial Bear 3X Shares	70,550,938	—	—	—
Direxion Daily Healthcare Bull 3X Shares	126,523,903	9,639,829	(1,128,932)	8,510,897
Direxion Daily Homebuilders & Supplies Bull 3X Shares	433,286,461	41,311,057	(103,165)	41,207,892
Direxion Daily Industrials Bull 3X Shares	91,079,218	5,048,182	(28,826)	5,019,356
Direxion Daily MSCI Real Estate Bull 3X Shares	130,094,271	11,897,059	(77,333)	11,819,726
Direxion Daily MSCI Real Estate Bear 3X Shares	14,635,884	—	—	—
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	12,988,572	587,636	(837,994)	(250,358)
Direxion Daily Regional Banks Bull 3X Shares	418,365,679	18,965,667	(4,722,867)	14,242,800
Direxion Daily Retail Bull 3X Shares	138,610,904	7,403,952	(1,845,375)	5,558,577
Direxion Daily S&P 500® High Beta Bull 3X Shares	89,905,066	6,767,361	(382,453)	6,384,908
Direxion Daily S&P 500® High Beta Bear 3X Shares	16,564,438	—	—	—
Direxion Daily S&P Biotech Bull 3X Shares	786,305,130	17,560,768	(38,632,152)	(21,071,384)
Direxion Daily S&P Biotech Bear 3X Shares	38,115,966	—	—	—
Direxion Daily Semiconductor Bull 3X Shares	4,397,771,313	137,309,781	(38,948,459)	98,361,322
Direxion Daily Semiconductor Bear 3X Shares	60,019,217	—	—	—
Direxion Daily Technology Bull 3X Shares	1,837,575,363	167,214,157	(2,395,809)	164,818,348
Direxion Daily Technology Bear 3X Shares	42,299,784	—	—	—
Direxion Daily Transportation Bull 3X Shares	79,317,650	5,995,091	—	5,995,091
Direxion Daily Utilities Bull 3X Shares	18,480,372	514,335	(26,170)	488,165
Direxion Daily 7-10 Year Treasury Bull 3X Shares	18,260,923	278,569	—	278,569
Direxion Daily 7-10 Year Treasury Bear 3X Shares	9,053,585	—	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	270,234,073	—	(7,476,665)	(7,476,665)
Direxion Daily 20+ Year Treasury Bear 3X Shares	150,079,243	—	—	—

In order to meet certain U.S. excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, October 31, 2020.

At October 31, 2020, the Funds deferred, on a tax basis, qualified late year losses of:

Ordinary Late Year Loss Deferral
Direxion Daily Mid Cap Bull 3X Shares	$4,792
Direxion Daily S&P 500® Bull 3X Shares	—
Direxion Daily S&P 500® Bear 3X Shares	4,249,498
Direxion Daily Small Cap Bull 3X Shares	421,583
Direxion Daily Small Cap Bear 3X Shares	2,708,580
Direxion Daily FTSE China Bull 3X Shares	348,441
Direxion Daily FTSE China Bear 3X Shares	186,698
Direxion Daily FTSE Europe Bull 3X Shares	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	508,131
Direxion Daily MSCI Emerging Markets Bear 3X Shares	153,533
Direxion Daily MSCI Mexico Bull 3X Shares	18,951
Direxion Daily MSCI South Korea Bull 3X Shares	142,337

DIREXION SEMI-ANNUAL REPORT

Ordinary Late Year Loss Deferral
Direxion Daily Aerospace & Defense Bull 3X Shares	$59,383
Direxion Daily Consumer Discretionary Bull 3X Shares	—
Direxion Daily Dow Jones Internet Bull 3X Shares	—
Direxion Daily Dow Jones Internet Bear 3X Shares	12,558
Direxion Daily Financial Bull 3X Shares	—
Direxion Daily Financial Bear 3X Shares	1,490,814
Direxion Daily Healthcare Bull 3X Shares	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	—
Direxion Daily Industrials Bull 3X Shares	—
Direxion Daily MSCI Real Estate Bull 3X Shares	—
Direxion Daily MSCI Real Estate Bear 3X Shares	219,501
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	—
Direxion Daily Regional Banks Bull 3X Shares	—
Direxion Daily Retail Bull 3X Shares	3,655
Direxion Daily S&P 500® High Beta Bull 3X Shares	15,123
Direxion Daily S&P 500® High Beta Bear 3X Shares	202,389
Direxion Daily S&P Biotech Bull 3X Shares	1,871,223
Direxion Daily S&P Biotech Bear 3X Shares	239,163
Direxion Daily Semiconductor Bull 3X Shares	—
Direxion Daily Semiconductor Bear 3X Shares	428,844
Direxion Daily Technology Bull 3X Shares	—
Direxion Daily Technology Bear 3X Shares	194,019
Direxion Daily Transportation Bull 3X Shares	—
Direxion Daily Utilities Bull 3X Shares	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	24,921
Direxion Daily 20+ Year Treasury Bull 3X Shares	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	258,269

Under current law, the Funds may carry forward net capital losses indefinitely to use to offset capital gains realized in future years and their character is retained as either short-term and/or long-term.

At October 31, 2020, for U.S. Federal income tax purposes, the following Funds had capital loss carryforwards available to offset future capital gains through the year indicated:

Funds	Utilized in Current Year	Unlimited ST	Unlimited LT
Direxion Daily Mid Cap Bull 3X Shares	$—	$6,789,959	$1,590,398
Direxion Daily S&P 500® Bull 3X Shares	—	—	—
Direxion Daily S&P 500® Bear 3X Shares	—	1,520,792,127	3,329,426
Direxion Daily Small Cap Bull 3X Shares	—	74,440,582	17,896,691
Direxion Daily Small Cap Bear 3X Shares	—	2,617,183,417	—
Direxion Daily FTSE China Bull 3X Shares	—	89,283,639	5,052,533
Direxion Daily FTSE China Bear 3X Shares	—	65,860,673	—
Direxion Daily FTSE Europe Bull 3X Shares	—	22,935,603	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	—	139,924,119	60,333,049
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	293,953,339	—
Direxion Daily MSCI Mexico Bull 3X Shares	—	6,357,513	303,629
Direxion Daily MSCI South Korea Bull 3X Shares	—	3,260,370	495,499
Direxion Daily Aerospace & Defense Bull 3X Shares	—	1,974,856	1,371,451
Direxion Daily Consumer Discretionary Bull 3X Shares	43,181	—	—
Direxion Daily Dow Jones Internet Bull 3X Shares	—	—	—
Direxion Daily Dow Jones Internet Bear 3X Shares	—	2,057,816	—
Direxion Daily Financial Bull 3X Shares	33,807,894	—	2,657,865
Direxion Daily Financial Bear 3X Shares	—	2,563,214,372	—
Direxion Daily Healthcare Bull 3X Shares	—	—	—

DIREXION SEMI-ANNUAL REPORT

Funds	Utilized in Current Year	Unlimited ST	Unlimited LT
Direxion Daily Homebuilders & Supplies Bull 3X Shares	$20,009,297	$—	$—
Direxion Daily Industrials Bull 3X Shares	312,634	—	—
Direxion Daily MSCI Real Estate Bull 3X Shares	—	5,929,770	—
Direxion Daily MSCI Real Estate Bear 3X Shares	—	80,634,388	—
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	3,071,420	—	—
Direxion Daily Regional Banks Bull 3X Shares	—	7,641,632	555,681
Direxion Daily Retail Bull 3X Shares	3,309,622	3,641,500	1,094,334
Direxion Daily S&P 500® High Beta Bull 3X Shares	—	441,728	—
Direxion Daily S&P 500® High Beta Bear 3X Shares	—	6,516,227	—
Direxion Daily S&P Biotech Bull 3X Shares	104,017,456	5,030,055	—
Direxion Daily S&P Biotech Bear 3X Shares	—	157,786,437	—
Direxion Daily Semiconductor Bull 3X Shares	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	—	536,186,621	—
Direxion Daily Technology Bull 3X Shares	—	—	—
Direxion Daily Technology Bear 3X Shares	—	177,409,496	—
Direxion Daily Transportation Bull 3X Shares	—	—	—
Direxion Daily Utilities Bull 3X Shares	—	1,053,283	152
Direxion Daily 7-10 Year Treasury Bull 3X Shares	44,589	—	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	60,454,243	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	—	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	968,998,263	—

The Funds follow authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds have reviewed all open tax years and concluded that there is no effect to the Funds' financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During this period, the Funds did not incur any interest or penalties. Open tax years are those years that are open for examination by the relevant income taxing authority. As of April 30, 2021, open U.S. Federal and state income tax years include the tax years ended October 31, 2018 through October 31, 2020. The Funds have no examination in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

4.  CREATION AND REDEMPTION TRANSACTIONS AND TRANSACTION FEES

Each Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares called "Creation Units." A Creation Unit consists of 50,000 shares. Creation Units of the Bull Funds are issued and redeemed in cash and/or in-kind for securities included in the relevant underlying index. Creation Units of the Bear Funds are issued and redeemed for cash. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Transactions in shares for each Fund include both cash and in-kind transactions and are disclosed in detail in the Statements of Changes in Net Assets.

Transaction fees are imposed to cover the costs associated with the issuance and redemption of Creation Units. There is a fixed and a variable component to the total transaction fee. A fixed transaction fee is paid to the transfer agent and is applicable to each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed. In addition, a variable transaction fee equal to a percentage of the value of each Creation Unit purchased or redeemed is applicable to each creation or redemption transaction and is paid to the Fund. Not all Funds will have a transaction fee associated with capital share activity for the year. Transaction fees received by each Fund are presented in the Capital Share Transaction section of the Statements of Changes in Net Assets.

DIREXION SEMI-ANNUAL REPORT

5.  INVESTMENT TRANSACTIONS

The table below presents each Fund's investment transactions during the period ended April 30, 2021. Purchases represent the aggregate purchases of investments excluding the cost of in-kind purchases, short-term investment purchases, swaps and futures contracts. Sales represent the aggregate sales of investments excluding proceeds from in-kind sales, short-term investments, swap and future contracts.

Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all proceeds from in-kind sales. The transactions for each of these categories are as follows:

Funds	Purchases	Sales	Purchases In-Kind	Sales In-Kind
Direxion Daily Mid Cap Bull 3X Shares	$36,401,589	$8,439,482	$19,939,733	$5,665,451
Direxion Daily S&P 500® Bull 3X Shares	1,318,340,500	133,737,606	77,391,169	938,361,657
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—
Direxion Daily Small Cap Bull 3X Shares	1,461,652,325	318,945,886	643,480,277	1,410,890,014
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—
Direxion Daily FTSE China Bull 3X Shares	86,264,250	54,900,920	269,088,524	184,066,995
Direxion Daily FTSE China Bear 3X Shares	—	—	—	—
Direxion Daily FTSE Europe Bull 3X Shares	7,024,627	3,469,164	11,476,630	2,901,267
Direxion Daily MSCI Emerging Markets Bull 3X Shares	41,871,150	65,905,793	180,050,649	112,992,649
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	—	—	—
Direxion Daily MSCI Mexico Bull 3X Shares	6,761,350	5,753,108	11,813,937	7,920,692
Direxion Daily MSCI South Korea Bull 3X Shares	24,530,520	7,245,364	29,939,362	33,643,622
Direxion Daily Aerospace & Defense Bull 3X Shares	159,961,700	73,075,681	94,004,726	173,435,383
Direxion Daily Consumer Discretionary Bull 3X Shares	5,888,612	2,920,319	26,190,990	6,457,797
Direxion Daily Dow Jones Internet Bull 3X Shares	23,067,158	14,919,113	25,338,338	10,138,773
Direxion Daily Dow Jones Internet Bear 3X Shares	—	—	—	—
Direxion Daily Financial Bull 3X Shares	1,224,410,585	421,150,930	411,671,094	687,337,985
Direxion Daily Financial Bear 3X Shares	—	—	—	—
Direxion Daily Healthcare Bull 3X Shares	26,486,469	223,200	18,703,945	29,409,557
Direxion Daily Homebuilders & Supplies Bull 3X Shares	182,332,692	47,885,245	202,970,412	420,339,896
Direxion Daily Industrials Bull 3X Shares	6,993,309	435,218	50,245,367	12,044,208
Direxion Daily MSCI Real Estate Bull 3X Shares	23,027,618	811,843	43,481,462	12,104,073
Direxion Daily MSCI Real Estate Bear 3X Shares	—	—	—	—
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	9,964,942	5,343,222	4,640,539	6,466,220
Direxion Daily Regional Banks Bull 3X Shares	228,875,377	96,788,849	416,150,787	316,194,465
Direxion Daily Retail Bull 3X Shares	103,075,885	48,502,893	140,522,500	141,802,676
Direxion Daily S&P 500® High Beta Bull 3X Shares	79,494,093	13,386,889	41,892,822	54,915,013
Direxion Daily S&P 500® High Beta Bear 3X Shares	—	—	—	—
Direxion Daily S&P Biotech Bull 3X Shares	442,982,513	402,986,383	991,703,491	671,151,636
Direxion Daily S&P Biotech Bear 3X Shares	—	—	—	—
Direxion Daily Semiconductor Bull 3X Shares	3,459,600,924	2,111,922,522	3,060,024,006	1,985,703,766
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—
Direxion Daily Technology Bull 3X Shares	1,054,223,241	238,801,771	139,886,201	806,634,927
Direxion Daily Technology Bear 3X Shares	—	—	—	—
Direxion Daily Transportation Bull 3X Shares	18,500,385	—	26,403,757	21,964,184
Direxion Daily Utilities Bull 3X Shares	10,517,178	5,105,876	11,297,249	9,813,017
Direxion Daily 7-10 Year Treasury Bull 3X Shares	797,433	1,373,045	—	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	—	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	80,599,769	44,371,668	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—	—

There were no purchases or sales of long-term U.S. Government securities in the Funds during the period ended April 30, 2021.

DIREXION SEMI-ANNUAL REPORT

6.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

Under an Investment Advisory Agreement between the Adviser and the Trust, on behalf of each Fund, the Adviser provides a continuous investment program for each Fund's assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of each Fund, subject to the supervision of the Trustees. Pursuant to the Advisory Agreement, each Fund pays the Adviser 0.75% at an annual rate based on its average daily net assets.

For each Fund, the Adviser has agreed to waive a portion of its fees based upon specific breakpoints based on each Fund's daily net assets at least until September 1, 2022. The breakpoint schedule is detailed in the table below:

Net Asset Range	Advisory Fee Limit
$0 – $1,500,000,000	0.75%
$1,500,000,000 – $2,000,000,000	0.70%
$2,000,000,000 – $2,500,000,000	0.65%
$2,500,000,000 – $3,000,000,000	0.60%
$3,000,000,000 – $3,500,000,000	0.55%
$3,500,000,000 – $4,000,000,000	0.50%
$4,000,000,000 – $4,500,000,000	0.45%
Greater than $4,500,000,000	0.40%

Additionally, the Trust has entered into a Management Services Agreement with the Adviser. Under the Management Services Agreement, the Trust pays the Adviser management service fees of 0.026% on the first $10,000,000,000 of the Trust's daily net assets and 0.024% on assets in excess of $10,000,000,000. This fee compensates the Adviser for performing certain management, administration and compliance functions related to the Trust.

Each Fund is responsible for its own operating expenses. The Adviser has contractually agreed to waive its fees and/or reimburse each Fund's operating expenses to the extent that they exceed 0.95% of each Fund's respective average daily net assets at least until September 1, 2022. Any expense waiver is subject to recoupment by the Adviser, as applicable, within the following three years if overall expenses fall below these percentage limitations.

The table below presents amounts that the Adviser recouped, reimbursed and the amounts available for potential recoupment by the Adviser.

			Potential Recoupment Amounts Expiring:				Total Potential
	Expenses Recouped	Expenses Reimbursed	October 31, 2021	October 31, 2022	October 31, 2023	April 30, 2024	Recoupment Amount
Direxion Daily Mid Cap Bull 3X Shares	$2,404	$1,288	$13,788	$21,479	$27,314	$1,288	$63,869
Direxion Daily S&P 500® Bull 3X Shares	123,148	448	—	—	—	—	—
Direxion Daily S&P 500® Bear 3X Shares	44,807	—	—	—	278,874	—	278,874
Direxion Daily Small Cap Bull 3X Shares	111,078	—	—	—	—	—	—
Direxion Daily Small Cap Bear 3X Shares	72,030	—	15,584	4,794	53,089	—	73,467
Direxion Daily FTSE China Bull 3X Shares	26,728	32	58,153	60,527	66,062	32	184,774
Direxion Daily FTSE China Bear 3X Shares	—	7,280	18,014	29,738	34,795	7,280	89,827
Direxion Daily FTSE Europe Bull 3X Shares	2,737	746	—	5,043	13,785	746	19,574
Direxion Daily MSCI Emerging Markets Bull 3X Shares	16,539	520	17,304	38,284	40,267	520	96,375
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	30,509	21,132	39,016	54,120	30,509	144,777

DIREXION SEMI-ANNUAL REPORT

			Potential Recoupment Amounts Expiring:				Total Potential
	Expenses Recouped	Expenses Reimbursed	October 31, 2021	October 31, 2022	October 31, 2023	April 30, 2024	Recoupment Amount
Direxion Daily MSCI Mexico Bull 3X Shares	$—	$4,112	$9,749	$17,392	$22,485	$4,112	$53,738
Direxion Daily MSCI South Korea Bull 3X Shares	959	2,381	12,655	21,721	31,386	2,381	68,143
Direxion Daily Aerospace & Defense Bull 3X Shares	30,157	—	—	7,562	50,828	—	58,390
Direxion Daily Consumer Discretionary Bull 3X Shares	—	11,745	—	38,383	43,606	11,745	93,734
Direxion Daily Dow Jones Internet Bull 3X Shares	402	3,615	—	—	30,497	3,615	34,112
Direxion Daily Dow Jones Internet Bear 3X Shares	—	13,828	—	—	35,406	13,828	49,234
Direxion Daily Financial Bull 3X Shares	—	—	—	—	—	—	—
Direxion Daily Financial Bear 3X Shares	27,373	—	—	6,751	80,115	—	86,866
Direxion Daily Healthcare Bull 3X Shares	9,523	71	13,597	20,615	41,898	71	76,181
Direxion Daily Homebuilders & Supplies Bull 3X Shares	44,706	—	—	579	47,694	—	48,273
Direxion Daily Industrials Bull 3X Shares	841	4,613	24,531	38,210	43,942	4,613	111,296
Direxion Daily MSCI Real Estate Bull 3X Shares	2,034	1,927	11,462	35,254	40,574	1,927	89,217
Direxion Daily MSCI Real Estate Bear 3X Shares	—	22,796	30,009	57,022	62,433	22,796	172,260
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	—	12,532	17,533	35,714	45,404	12,532	111,183
Direxion Daily Regional Banks Bull 3X Shares	68,826	—	—	—	—	—	—
Direxion Daily Retail Bull 3X Shares	16,376	884	4,045	27,494	38,436	884	70,859
Direxion Daily S&P 500® High Beta Bull 3X Shares	—	7,237	—	—	37,785	7,237	45,022
Direxion Daily S&P 500® High Beta Bear 3X Shares	—	11,092	—	—	35,623	11,092	46,715
Direxion Daily S&P Biotech Bull 3X Shares	61,852	—	—	—	64,335	—	64,335
Direxion Daily S&P Biotech Bear 3X Shares	3,717	1,201	13,704	20,899	39,815	1,201	75,619
Direxion Daily Semiconductor Bull 3X Shares	—	—	—	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	6,980	78	4,942	720	42,808	78	48,548
Direxion Daily Technology Bull 3X Shares	114,924	—	—	—	—	—	—
Direxion Daily Technology Bear 3X Shares	—	2,512	10,993	22,689	37,209	2,512	73,403
Direxion Daily Transportation Bull 3X Shares	930	2,900	23,804	37,000	34,483	2,900	98,187

DIREXION SEMI-ANNUAL REPORT

			Potential Recoupment Amounts Expiring:				Total Potential
	Expenses Recouped	Expenses Reimbursed	October 31, 2021	October 31, 2022	October 31, 2023	April 30, 2024	Recoupment Amount
Direxion Daily Utilities Bull 3X Shares	$—	$10,554	$24,037	$36,502	$38,650	$10,554	$109,743
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	11,844	20,465	32,553	33,178	11,844	98,040
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	16,831	14,879	31,607	38,575	16,831	101,892
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	—	—	—	—	—	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—	—	—	—	—

The net amounts receivable (payable) arising from the Investment Advisory Agreement, Management Services Agreement and waiver of any expenses as of April 30, 2021 is presented on the Statement of Assets and Liabilities as Due from (to) Adviser, net.

The Board has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. In accordance with the Plan, each Fund is authorized to charge an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services. No 12b-1 fees were charged by any Fund.

7.  FAIR VALUE MEASUREMENTS

The Funds follow authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes of valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities in active markets, quoted prices for identical or similar securities in inactive markets, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the credit risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds' net assets as of April 30, 2021:

	Asset Class					Liability Class
	Level 1				Level 2	Level 2
Funds	Investment Companies	Common Stocks	Short Term Investments	Cash Equivalents	Total Return Swap Contracts*	Total Return Swap Contracts*
Direxion Daily Mid Cap Bull 3X Shares	$85,512,817	$—	$30,561,197	$5,835,231	$19,640,014	$(314,653)
Direxion Daily S&P 500® Bull 3X Shares	1,560,485,080	—	690,471,476	—	406,015,250	(52,361)
Direxion Daily S&P 500® Bear 3X Shares	—	—	494,784,866	—	—	(98,170,953)
Direxion Daily Small Cap Bull 3X Shares	1,058,532,492	—	1,058,226,887	108,978,834	246,978,833	(939,612)
Direxion Daily Small Cap Bear 3X Shares	—	—	384,932,075	—	—	(51,004,081)

DIREXION SEMI-ANNUAL REPORT

	Asset Class					Liability Class
	Level 1				Level 2	Level 2
Funds	Investment Companies	Common Stocks	Short Term Investments	Cash Equivalents	Total Return Swap Contracts*	Total Return Swap Contracts*
Direxion Daily FTSE China Bull 3X Shares	$252,225,584	$—	$279,890,170	$2,593,787	$—	$(28,680,002)
Direxion Daily FTSE China Bear 3X Shares	—	—	36,899,865	—	1,139,046	(1,502,598)
Direxion Daily FTSE Europe Bull 3X Shares	21,343,541	—	16,416,965	7,253,166	6,292,161	(78,563)
Direxion Daily MSCI Emerging Markets Bull 3X Shares	98,194,694	—	132,989,633	25,813,309	625,674	(4,990,195)
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	—	12,532,778	8,785,369	293,304	(739,607)
Direxion Daily MSCI Mexico Bull 3X Shares	10,917,628	—	15,369,187	—	2,137,899	(296,871)
Direxion Daily MSCI South Korea Bull 3X Shares	25,898,349	—	34,098,047	—	4,093,412	(417,837)
Direxion Daily Aerospace & Defense Bull 3X Shares	—	210,375,055	82,467,406	64,760,431	53,253,150	—
Direxion Daily Consumer Discretionary Bull 3X Shares	—	31,956,183	8,881,912	8,986,941	7,098,500	(2,599)
Direxion Daily Dow Jones Internet Bull 3X Shares	—	50,336,794	24,134,883	—	7,365,772	—
Direxion Daily Dow Jones Internet Bear 3X Shares	—	—	2,461,445	770,098	66,636	—
Direxion Daily Financial Bull 3X Shares	—	2,100,305,520	880,926,071	199,112,900	725,968,331	—
Direxion Daily Financial Bear 3X Shares	—	—	70,550,938	49,436,641	—	(5,460,590)
Direxion Daily Healthcare Bull 3X Shares	—	90,098,848	44,953,952	24,720,410	17,510,251	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	—	327,760,070	146,734,283	17,320,695	139,640,015	—
Direxion Daily Industrials Bull 3X Shares	—	63,654,073	32,444,501	—	14,419,027	—
Direxion Daily MSCI Real Estate Bull 3X Shares	—	100,313,445	41,600,552	—	30,198,074	—
Direxion Daily MSCI Real Estate Bear 3X Shares	—	—	14,635,884	5,789,403	9,142	(5,517,945)
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	—	10,535,817	2,202,397	2,234,601	436,102	(53,502)
Direxion Daily Regional Banks Bull 3X Shares	—	348,372,779	84,235,700	66,165,267	50,950,575	—
Direxion Daily Retail Bull 3X Shares	—	90,381,054	53,788,427	—	28,038,663	—
Direxion Daily S&P 500® High Beta Bull 3X Shares	—	71,613,241	24,676,733	12,984,377	22,276,583	—
Direxion Daily S&P 500® High Beta Bear 3X Shares	—	—	16,564,438	9,659,538	—	(6,605,142)

DIREXION SEMI-ANNUAL REPORT

	Asset Class					Liability Class
	Level 1				Level 2	Level 2
Funds	Investment Companies	Common Stocks	Short Term Investments	Cash Equivalents	Total Return Swap Contracts*	Total Return Swap Contracts*
Direxion Daily S&P Biotech Bull 3X Shares	$—	$479,286,022	$285,947,724	$—	$10,540,564	$(24,257,110)
Direxion Daily S&P Biotech Bear 3X Shares	—	—	38,115,966	29,889,343	1,378,027	(6,019,618)
Direxion Daily Semiconductor Bull 3X Shares	—	3,618,235,040	877,897,595	—	176,782,421	(62,374,877)
Direxion Daily Semiconductor Bear 3X Shares	—	—	60,019,217	33,726,158	1,289,440	(12,558,445)
Direxion Daily Technology Bull 3X Shares	—	1,438,070,507	564,323,204	137,625,947	289,017,210	(10,094,875)
Direxion Daily Technology Bear 3X Shares	—	—	42,299,784	25,292,106	980,803	(8,744,892)
Direxion Daily Transportation Bull 3X Shares	—	53,087,599	32,225,142	18,155,536	26,979,298	—
Direxion Daily Utilities Bull 3X Shares	—	14,161,525	4,807,012	3,077,585	1,419,582	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	12,477,687	—	6,061,805	—	3,719	(710,192)
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	—	9,053,585	5,541,202	319,540	(6,500)
Direxion Daily 20+ Year Treasury Bull 3X Shares	131,169,938	—	131,587,470	7,206,385	1,324,007	(33,219,741)
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	150,079,243	99,806,454	29,158,045	(1,787,466)

For further detail on each asset class, see each Fund's Schedule of Investments.

*  Total return swap contracts are valued at the unrealized appreciation/(depreciation).

The Funds also follow authoritative accounting standards, which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, b) transfers between all levels on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and c) purchases and sales on a gross basis in the Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

8.  VALUATION OF DERIVATIVE INSTRUMENTS

The Funds follow authoritative standards of accounting for derivative instruments, which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced

DIREXION SEMI-ANNUAL REPORT

disclosures that enable investors to understand how and why a fund uses derivative instruments, how derivative instruments are accounted for and how derivative instruments affect a fund's financial position and results of operations.

The Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of April 30, 2021, the Funds were invested in swap contracts. At April 30, 2021, the fair value of derivative instruments, by primary risk, were as follows:

	Asset Derivatives[1]
Fund	Equity Risk	Interest Rate Risk	Total
Direxion Daily Mid Cap Bull 3X Shares	$19,640,014	$—	$19,640,014
Direxion Daily S&P 500® Bull 3X Shares	406,015,250	—	406,015,250
Direxion Daily Small Cap Bull 3X Shares	246,978,833	—	246,978,833
Direxion Daily FTSE China Bear 3X Shares	1,139,046	—	1,139,046
Direxion Daily FTSE Europe Bull 3X Shares	6,292,161	—	6,292,161
Direxion Daily MSCI Emerging Markets Bull 3X Shares	625,674	—	625,674
Direxion Daily MSCI Emerging Markets Bear 3X Shares	293,304	—	293,304
Direxion Daily MSCI Mexico Bull 3X Shares	2,137,899	—	2,137,899
Direxion Daily MSCI South Korea Bull 3X Shares	4,093,412	—	4,093,412
Direxion Daily Aerospace & Defense Bull 3X Shares	53,253,150	—	53,253,150
Direxion Daily Consumer Discretionary Bull 3X Shares	7,098,500	—	7,098,500
Direxion Daily Dow Jones Internet Bull 3X Shares	7,365,772	—	7,365,772
Direxion Daily Dow Jones Internet Bear 3X Shares	66,636	—	66,636
Direxion Daily Financial Bull 3X Shares	725,968,331	—	725,968,331
Direxion Daily Healthcare Bull 3X Shares	17,510,251	—	17,510,251
Direxion Daily Homebuilders & Supplies Bull 3X Shares	139,640,015	—	139,640,015
Direxion Daily Industrials Bull 3X Shares	14,419,027	—	14,419,027
Direxion Daily MSCI Real Estate Bull 3X Shares	30,198,074	—	30,198,074
Direxion Daily MSCI Real Estate Bear 3X Shares	9,142	—	9,142
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	436,102	—	436,102
Direxion Daily Regional Banks Bull 3X Shares	50,950,575	—	50,950,575
Direxion Daily Retail Bull 3X Shares	28,038,663	—	28,038,663
Direxion Daily S&P 500® High Beta Bull 3X Shares	22,276,583	—	22,276,583
Direxion Daily S&P Biotech Bull 3X Shares	10,540,564	—	10,540,564
Direxion Daily S&P Biotech Bear 3X Shares	1,378,027	—	1,378,027
Direxion Daily Semiconductor Bull 3X Shares	176,782,421	—	176,782,421
Direxion Daily Semiconductor Bear 3X Shares	1,289,440	—	1,289,440
Direxion Daily Technology Bull 3X Shares	289,017,211	—	289,017,211
Direxion Daily Technology Bear 3X Shares	980,803	—	980,803
Direxion Daily Transportation Bull 3X Shares	26,979,298	—	26,979,298
Direxion Daily Utilities Bull 3X Shares	1,419,582	—	1,419,582
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	3,719	3,719
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	319,540	319,540
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	1,324,007	1,324,007
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	29,158,045	29,158,045

1  Statements of Assets and Liabilities location: Unrealized appreciation on swap contracts.

	Liability Derivatives[2]
Fund	Equity Risk	Interest Rate Risk	Total
Direxion Daily Mid Cap Bull 3X Shares	$314,653	$—	$314,653
Direxion Daily S&P 500® Bull 3X Shares	52,361	—	52,361
Direxion Daily S&P 500® Bear 3X Shares	98,170,953	—	98,170,953
Direxion Daily Small Cap Bull 3X Shares	939,612	—	939,612
Direxion Daily Small Cap Bear 3X Shares	51,004,081	—	51,004,081
Direxion Daily FTSE China Bull 3X Shares	28,680,002	—	28,680,002
Direxion Daily FTSE China Bear 3X Shares	1,502,598	—	1,502,598
Direxion Daily FTSE Europe Bull 3X Shares	78,563	—	78,563
Direxion Daily MSCI Emerging Markets Bull 3X Shares	4,990,195	—	4,990,195
Direxion Daily MSCI Emerging Markets Bear 3X Shares	739,607	—	739,607
Direxion Daily MSCI Mexico Bull 3X Shares	296,871	—	296,871

DIREXION SEMI-ANNUAL REPORT

	Liability Derivatives[2]
Fund	Equity Risk	Interest Rate Risk	Total
Direxion Daily MSCI South Korea Bull 3X Shares	$417,837	$—	$417,837
Direxion Daily Consumer Discretionary Bull 3X Shares	2,599	—	2,599
Direxion Daily Financial Bear 3X Shares	5,460,590	—	5,460,590
Direxion Daily MSCI Real Estate Bear 3X Shares	5,517,945	—	5,517,945
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	53,502	—	53,502
Direxion Daily S&P 500® High Beta Bear 3X Shares	6,605,142	—	6,605,142
Direxion Daily S&P Biotech Bull 3X Shares	24,257,110	—	24,257,110
Direxion Daily S&P Biotech Bear 3X Shares	6,019,618	—	6,019,618
Direxion Daily Semiconductor Bull 3X Shares	62,374,877	—	62,374,877
Direxion Daily Semiconductor Bear 3X Shares	12,558,445	—	12,558,445
Direxion Daily Technology Bull 3X Shares	10,094,875	—	10,094,875
Direxion Daily Technology Bear 3X Shares	8,744,892	—	8,744,892
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	710,192	710,192
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	6,500	6,500
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	33,219,741	33,219,741
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	1,787,466	1,787,466

2  Statements of Assets and Liabilities location: Unrealized depreciation on swap contracts.

Transactions in derivative instruments during the period ended April 30, 2021 by primary risk, were as follows:

		Net Realized Gain (Loss)[1]		Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Interest Rate Risk	Equity Risk	Interest Rate Risk
Direxion Daily Mid Cap Bull 3X Shares	Swap Contracts	$42,623,317	$—	$11,772,729	$—
Direxion Daily S&P 500® Bull 3X Shares	Swap Contracts	661,103,221	—	272,393,098	—
Direxion Daily S&P 500® Bear 3X Shares	Swap Contracts	(435,443,033)	—	(21,662,869)	—
Direxion Daily Small Cap Bull 3X Shares	Swap Contracts	1,326,525,963	—	(164,700,185)	—
Direxion Daily Small Cap Bear 3X Shares	Swap Contracts	(644,420,926)	—	84,445,027	—
Direxion Daily FTSE China Bull 3X Shares	Swap Contracts	80,196,594	—	(48,425,994)	—
Direxion Daily FTSE China Bear 3X Shares	Swap Contracts	(22,239,889)	—	8,296,122	—
Direxion Daily FTSE Europe Bull 3X Shares	Swap Contracts	12,755,900	—	5,332,392	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	Swap Contracts	150,274,063	—	(62,344,397)	—
Direxion Daily MSCI Emerging Markets Bear 3X Shares	Swap Contracts	(38,717,715)	—	17,969,520	—
Direxion Daily MSCI Mexico Bull 3X Shares	Swap Contracts	9,661,842	—	915,511	—
Direxion Daily MSCI South Korea Bull 3X Shares	Swap Contracts	36,234,626	—	(4,671,156)	—
Direxion Daily Aerospace & Defense Bull 3X Shares	Swap Contracts	128,786,150	—	72,733,044	—
Direxion Daily Consumer Discretionary Bull 3X Shares	Swap Contracts	10,874,199	—	1,454,814	—

DIREXION SEMI-ANNUAL REPORT

		Net Realized Gain (Loss)[1]		Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Interest Rate Risk	Equity Risk	Interest Rate Risk
Direxion Daily Dow Jones Internet Bull 3X Shares	Swap Contracts	$17,222,528	$—	$187,560	$—
Direxion Daily Dow Jones Internet Bear 3X Shares	Swap Contracts	(3,812,509)	—	102,276	—
Direxion Daily Financial Bull 3X Shares	Swap Contracts	1,261,796,594	—	691,652,680	—
Direxion Daily Financial Bear 3X Shares	Swap Contracts	(278,765,607)	—	12,101,463	—
Direxion Daily Healthcare Bull 3X Shares	Swap Contracts	46,815,312	—	7,157,869	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	Swap Contracts	327,469,565	—	(52,634,037)	—
Direxion Daily Industrials Bull 3X Shares	Swap Contracts	14,871,679	—	11,565,689	—
Direxion Daily MSCI Real Estate Bull 3X Shares	Swap Contracts	18,218,261	—	32,803,621	—
Direxion Daily MSCI Real Estate Bear 3X Shares	Swap Contracts	(15,384,667)	—	(9,306,759)	—
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	Swap Contracts	6,279,024	—	(2,823,716)	—
Direxion Daily Regional Banks Bull 3X Shares	Swap Contracts	201,733,621	—	18,420,833	—
Direxion Daily Retail Bull 3X Shares	Swap Contracts	76,418,383	—	14,749,213	—
Direxion Daily S&P 500® High Beta Bull 3X Shares	Swap Contracts	58,718,576	—	16,618,750	—
Direxion Daily S&P 500® High Beta Bear 3X Shares	Swap Contracts	(59,903,880)	—	(3,725,966)	—
Direxion Daily S&P Biotech Bull 3X Shares	Swap Contracts	218,467,947	—	(117,119,725)	—
Direxion Daily S&P Biotech Bear 3X Shares	Swap Contracts	(98,572,135)	—	5,454,176	—
Direxion Daily Semiconductor Bull 3X Shares	Swap Contracts	1,583,448,768	—	(349,493,261)	—
Direxion Daily Semiconductor Bear 3X Shares	Swap Contracts	(100,872,912)	—	(641,717)	—
Direxion Daily Technology Bull 3X Shares	Swap Contracts	1,166,896,857	—	(254,282,625)	—
Direxion Daily Technology Bear 3X Shares	Swap Contracts	(53,709,415)	—	(2,659,442)	—
Direxion Daily Transportation Bull 3X Shares	Swap Contracts	30,999,424	—	15,378,092	—
Direxion Daily Utilities Bull 3X Shares	Swap Contracts	5,702,683	—	(1,430,401)	—
DIREXION SEMI-ANNUAL REPORT

		Net Realized Gain (Loss)[1]		Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Interest Rate Risk	Equity Risk	Interest Rate Risk
Direxion Daily 7-10 Year Treasury Bull 3X Shares	Swap Contracts	$—	$(135,031)	$—	$2,041,894
Direxion Daily 7-10 Year Treasury Bear 3X Shares	Swap Contracts	—	(173,804)	—	1,231,822
Direxion Daily 20+ Year Treasury Bull 3X Shares	Swap Contracts	—	(38,317,423)	—	(34,448,959)
Direxion Daily 20+ Year Treasury Bear 3X Shares	Swap Contracts	—	20,339,378	—	27,749,593

1  Statements of Operations location: Net realized gain (loss) on swap contracts.

2  Statements of Operations location: Change in net unrealized appreciation (depreciation) on swap contracts.

For the period ended April 30, 2021, the volume of the derivatives held by the Funds was as follows:

	Quarterly Average Gross Notional Amounts
	Long Total Return Swap Contracts	Short Total Return Swap Contracts
Direxion Daily Mid Cap Bull 3X Shares	$163,730,553	$—
Direxion Daily S&P 500® Bull 3X Shares	3,688,343,655	—
Direxion Daily S&P 500® Bear 3X Shares	—	1,654,679,421
Direxion Daily Small Cap Bull 3X Shares	2,866,867,898	—
Direxion Daily Small Cap Bear 3X Shares	—	1,238,644,388
Direxion Daily FTSE China Bull 3X Shares	782,135,286	—
Direxion Daily FTSE China Bear 3X Shares	—	109,563,465
Direxion Daily FTSE Europe Bull 3X Shares	74,386,370	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	522,723,331	—
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	80,370,286
Direxion Daily MSCI Mexico Bull 3X Shares	43,667,647	—
Direxion Daily MSCI South Korea Bull 3X Shares	124,063,883	—
Direxion Daily Aerospace & Defense Bull 3X Shares	613,742,296	—
Direxion Daily Consumer Discretionary Bull 3X Shares	63,685,759	—
Direxion Daily Dow Jones Internet Bull 3X Shares	110,416,473	—
Direxion Daily Dow Jones Internet Bear 3X Shares	—	11,700,853
Direxion Daily Financial Bull 3X Shares	4,703,032,798	—
Direxion Daily Financial Bear 3X Shares	—	590,656,105
Direxion Daily Healthcare Bull 3X Shares	318,346,492	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	747,146,773	—
Direxion Daily Industrials Bull 3X Shares	107,035,243	—
Direxion Daily MSCI Real Estate Bull 3X Shares	195,673,638	—
Direxion Daily MSCI Real Estate Bear 3X Shares	—	85,313,558
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	30,088,297	—
Direxion Daily Regional Banks Bull 3X Shares	594,807,249	—
Direxion Daily Retail Bull 3X Shares	178,149,119	—
Direxion Daily S&P 500® High Beta Bull 3X Shares	143,567,520	—
Direxion Daily S&P 500® High Beta Bear 3X Shares	—	107,092,173
Direxion Daily S&P Biotech Bull 3X Shares	1,080,137,923	—
Direxion Daily S&P Biotech Bear 3X Shares	—	236,102,651
Direxion Daily Semiconductor Bull 3X Shares	5,965,596,053	—
Direxion Daily Semiconductor Bear 3X Shares	—	237,215,183
Direxion Daily Technology Bull 3X Shares	3,842,388,992	—
Direxion Daily Technology Bear 3X Shares	—	206,673,957
Direxion Daily Transportation Bull 3X Shares	136,625,395	—
Direxion Daily Utilities Bull 3X Shares	41,420,687	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	43,827,294	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	28,686,672
Direxion Daily 20+ Year Treasury Bull 3X Shares	582,960,903	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	492,084,407

DIREXION SEMI-ANNUAL REPORT

The Funds utilize this volume of derivatives in order to obtain leverage in order to meet the investment objectives of 300% or -300% daily performance of their respective indices.

9.  PRINCIPAL RISKS

Below are some of the principal risks of investing in the Funds. Please refer to the Funds' prospectus for a full discussion.

Counterparty Risk – A Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Funds' counterparties are generally required to post collateral to the Funds to the extent of the Funds' daily exposure to such counterparties. However, to the extent any such collateral is insufficient, the Funds will be exposed to counterparty risk as described in this paragraph. In addition, there may be a delay associated with realization by the Funds of the collateral posted by such counterparties in the event of counterparty default or bankruptcy. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Sector Concentration Risk – The risk of concentrating investments in a limited number of issuers in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a Fund that does not concentrate its investments.

Daily Index Correlation/Tracking Risk – A number of factors may affect a Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a Fund will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. A number of factors may adversely affect a Fund's correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items, accounting standards, and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. A Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. In addition, a Fund may invest in securities or financial instruments not included in the index underlying its benchmark. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding annual index reconstitutions and other index rebalancing or reconstitution events may hinder the Funds' ability to meet their daily investment objective on that day. Each Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily investment objective.

Certain Funds are "leveraged" funds in the sense that they have investment objectives to match a multiple of the performance of an index on a given day. These Funds are subject to all of the correlation risks described above. In addition, there is a special form of correlation risk that derives from these Funds' use of leverage, which is that for periods greater than one day, the use of leverage tends to cause the performance of a Fund to be either greater than or less than the index performance times the stated multiple in the fund objective, before accounting for fees and fund expenses. In general, given a particular index return, increased volatility of the index will cause a decrease in the performance relative to the index performance times the stated fund multiple.

Derivatives Risk – The Fund's investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund's other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions.

In addition, the Fund's investments in derivatives are subject to the following risks:

• Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional

DIREXION SEMI-ANNUAL REPORT

amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index. Swaps are subject to counterparty, valuation and leveraging risks.

• Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. Futures contracts are subject to liquidity risks; there may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund's volatility. Futures contracts are also subject to leverage risk.

Foreign Securities Risk – Investments in foreign securities directly or indirectly through investments in exchange traded funds which track foreign securities involve greater risks than investing in domestic securities. As a result, the Funds' returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws, accounting and financial reporting standards in foreign countries may require less disclosure than required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

Leverage Risk – Leverage offers a means of magnifying market movements into larger changes in an investment's value and provides greater investment exposure than an unleveraged investment. Swap and future agreements may be used to create leverage. Each Fund employs leveraged investment techniques to achieve its investment objective.

Liquidity Risk – In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which a Fund invests, a Fund might not be able to dispose of certain holdings quickly or at prices that represent fair market value in the judgment of the Adviser. Additionally, certain counterparties may have the ability to demand repayment at any time, thereby exposing the Fund to the risk that it may be required to liquidate investments at an inopportune time. This may prevent a Fund from limiting losses, realizing gains or from achieving a high correlation or inverse correlation with its underlying index.

Market Disruption Risk – Geopolitical and other events, including public health crises and natural disasters, have recently led to increased market volatility and significant market losses. Significant market volatility and market downturns may limit a Fund's ability to sell securities and the Fund's sales may exacerbate the market volatility and downturn. Under such circumstances, a Fund may have difficulty achieving its investment objective for one or more trading days, which may adversely impact the Fund's returns on those days and periods inclusive of those days. Alternatively, the Fund may incur higher costs in order to achieve its investment objective and may be forced to purchase and sell securities (including other ETFs' shares) at market prices that do not represent their fair value (including in the case of an ETF, its net asset value) or at times that result in differences between the price the Fund receives for the security and the market closing price of the security. Under those circumstances, the Fund's ability to track its index is likely to be adversely affected, the market price of Fund shares may reflect a greater premium or discount to net asset value, and bid-ask spreads in the Fund's shares may widen, resulting in increased transaction costs for secondary market purchasers and sellers. The Fund may also incur additional tracking error due to the use of other securities that are not perfectly correlated to the Fund's index.

The recent pandemic spread of the novel coronavirus known as COVID-19 has proven to be a market disrupting event. The impact of this virus, like other pandemics that may arise in the future, has negatively affected and may continue to negatively affect the economies of many nations, companies and the global securities and commodities markets, including by reducing liquidity in the markets. Adverse effects may be more pronounced for developing or emerging market countries that have less established health care systems. How long such events will last and whether they will continue or recur cannot be predicted.

DIREXION SEMI-ANNUAL REPORT

10.  ADDITIONAL INFORMATION

On January 11, 2021 and March 2, 2021, shares of the following Funds were adjusted to reflect a reverse stock split. The effect of the reverse stock split was to decrease the number of shares outstanding and increase the net asset value. The reverse stock splits have no impact on the net assets of the Funds or the value of a shareholder's investment in the Fund. A summary of the reverse stock splits is as follows:

Funds	Effective Date	Rate		Net Asset Value Before Split	Net Asset Value After Split	Shares Outstanding Before Split	Shares Outstanding After Split
Direxion Daily S&P 500® Bear 3X Shares	1/11/2021	1	:10	$3.68	$36.80	136,803,892	13,680,389
Direxion Daily S&P 500® High Beta Bear 3X Shares	1/11/2021	1	:20	1.38	27.60	20,150,001	1,007,500
Direxion Daily Small Cap Bear 3X Shares	3/2/2021	1	:8	4.20	33.60	86,641,573	10,830,197
Direxion Daily Financial Bear 3X Shares	3/2/2021	1	:8	4.78	38.24	30,472,860	3,809,108

On January 11, 2021 and March 2, 2021, shares of the following Funds were adjusted to reflect a forward stock split. The effect of the forward stock split was to increase the number of shares outstanding and decrease the net asset value. The forward stock splits have no impact on the net assets of the Funds or the value of a shareholder's investment in the Fund. A summary of the forward stock split is as follows:

Funds	Effective Date	Rate		Net Asset Value Before Split	Net Asset Value After Split	Shares Outstanding Before Split	Shares Outstanding After Split
Direxion Daily Retail Bull 3X Shares	1/11/2021	5	:1	$535.66	$107.13	154,844	774,221
Direxion Daily S&P 500® High Beta Bull 3X Shares	3/2/2021	7	:1	382.21	54.60	244,910	1,714,371
Direxion Daily Semiconductor Bull 3X Shares	3/2/2021	15	:1	636.92	42.46	6,150,004	92,250,060
Direxion Daily Technology Bull 3X Shares	3/2/2021	10	:1	439.83	43.98	4,400,000	44,000,000

11.  SUBSEQUENT EVENTS

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure besides those noted below.

On June 21, 2021, certain Funds declared income distributions with an ex-date of June 22, 2021 and payable date of June 29, 2021. The specific Funds and per share amounts of the distributions are listed below.

Funds	Per Share Income Distribution
Direxion Daily S&P 500® Bull 3X Shares	$0.04113
Direxion Daily FTSE China Bull 3X Shares	0.00189
Direxion Daily MSCI Emerging Markets Bull 3X Shares	0.05216
Direxion Daily MSCI Mexico Bull 3X Shares	0.12579
Direxion Daily Financial Bull 3X Shares	0.14101
Direxion Daily Industrials Bull 3X Shares	0.00734
Direxion Daily MSCI Real Estate Bull 3X Shares	0.04940
Direxion Daily Regional Banks Bull 3X Shares	0.35563
Direxion Daily S&P 500® High Beta Bull 3X Shares	0.03634
Direxion Daily Utilities Bull 3X Shares	0.09198
Direxion Daily 20+ Year Treasury Bull 3X Shares	0.01436

DIREXION SEMI-ANNUAL REPORT

Direxion Shares ETF Trust

Supplemental Information

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Shares ETF Trust

Trustees and Officers

The business affairs of the Funds are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set below. The report includes additional information about the Funds' Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustee

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 53	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2008	Chief Executive Officer of Rafferty Asset Management, LLC, since 2021 – present; Managing Director of Rafferty Asset Management, LLC, January 1999 – January 2019 and Direxion Advisors, LLC, November 2017 – January 2019.	93	None.

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
David L. Driscoll Age: 51	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Partner, King Associates, LLP, since 2004; Board Advisor, University Common Real Estate, since 2012; Principal, Grey Oaks LLP since 2003; Member, Kendrick LLC, since 2006.	93	None.
Jacob C. Gaffey Age: 73	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Loomis & Co. since 2012; Partner, Bay Capital Advisors, LLC 2008 – 2012.	93	None.

(1)  Mr. O'Neill is affiliated with Rafferty and Direxion. Mr. O'Neill owns a beneficial interest in Rafferty.

(2)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 75 of the 79 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 14 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

DIREXION SEMI-ANNUAL REPORT

Direxion Shares ETF Trust

Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Henry W. Mulholland Age: 58	Trustee	Lifetime of Trust until removal or resignation; Since 2017	Grove Hill Partners LLC, since 2016 as Managing Partner; Bank of America Merrill Lynch, 1990 – 2015, most recently as Managing Director and Head of Equities for Americas.	93	None.
Kathleen M. Berkery(3) Age: 53	Trustee	Lifetime of Trust until removal or resignation; Since 2019	Rynkar, Vail & Barrett, LLC, since 2018 as Manager – Trusts & Estates; Lee, Nolan & Koroghlian Life Planning Group, 2010 – 2017 as Financial Advisor.	93	None.

(2)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 75 of the 79 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 14 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

(3)  Ms. Berkery was elected as a Trustee on November 26, 2019.

DIREXION SEMI-ANNUAL REPORT

Direxion Shares ETF Trust

Trustees and Officers

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual's business address is 1301 Avenue of the Americas, 28th Floor, New York, New York 10019. As of the date of this report, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Principal Officers of the Trust

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 53	Chief Executive Officer	One Year; Since 2021	Chief Executive Officer, Rafferty Asset Management, LLC, since 2021; Managing Director of Rafferty Asset Management, LLC, January 1999 – January 2019 and Direxion Advisors, LLC, November 2017 – January 2019.	93	N/A
Patrick J. Rudnick Age: 47	Principal Executive Officer Principal Financial Officer	One Year; Since 2018 One Year; Since 2010	Senior Vice President, since March 2013, Rafferty Asset Management, LLC; Senior Vice President, since November 2017, Direxion Advisors, LLC.	N/A	N/A
Angela Brickl Age: 45	Chief Compliance Officer Secretary	One Year; Since 2018 One Year; Since 2011
			General Counsel, Rafferty Asset Management LLC, since October 2010 and Direxion Advisors, LLC, since November 2017; Chief Compliance Officer, Rafferty Asset Management, LLC, since September 2012 and Direxion Advisors, LLC, since November 2017.	N/A	N/A

(1)  Mr. O'Neill serves as Chairman of the Board of Trustees of the Direxion Funds, Direxion Insurance Trust, and the Direxion Shares ETF Trust.

(2)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 75 of the 79 funds registered with the SEC, the Direxion Funds which, as of the date of this SAI, offers for sale to the public 14 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this SAI, does not have any funds registered with the SEC.

DIREXION SEMI-ANNUAL REPORT

SEMI-ANNUAL REPORT APRIL 30, 2021

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  (800) 851-0511  www.direxioninvestments.com

Investment Adviser

Rafferty Asset Management, LLC
1301 Avenue of the Americas (6th Ave.), 28th Floor
New York, NY 10019

Administrator

U.S. Bancorp Fund Services, LLC
P.O. Box 1993
Milwaukee, WI 53201-1993

Transfer Agent, Custodian & Index Receipt Agent

The Bank of New York Mellon
101 Barclay Street
New York, New York 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP
220 South 6th Street
Minneapolis, MN 55402

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 01401
www.foreside.com

The Trust's Proxy Voting Policies are available without charge by calling 1-800-851-0511, or by accessing the SEC's website, at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent period ended June 30 (starting with the year ended June 30, 2005) is available without charge by calling 1-800-851-0511 or by accessing the SEC's website at www.sec.gov.

Each Fund's premium/discount information is available free of charge on the Funds' website, www.direxioninvestments.com or by calling (800) 851-0511.

The Trust files complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. The Funds' Part F of Form N-PORT (and Form N-Q prior to April 30, 2019) is available on the SEC's website at www.sec.gov.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•  Account applications or other forms on which you provide information,

•  Mail, e-mail, the telephone and our website, and

•  Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•  As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

•  We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders' nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the Semi-Annual Report.

DIREXION SEMI-ANNUAL REPORT

(b) Not applicable for this Registrant.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Direxion Shares ETF Trust

By (Signature and Title)	/s/ Patrick J. Rudnick
Patrick J. Rudnick, Principal Executive Officer

Date	July 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Patrick J. Rudnick
Patrick J. Rudnick, Principal Executive Officer

Date	July 7, 2021

By (Signature and Title)	/s/ Patrick J. Rudnick
Patrick J. Rudnick, Principal Financial Officer

Date	July 7, 2021